As filed with the SEC on March 4, 2004.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-04419
                                    ---------



                      AEGON/TRANSAMERICA SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

       John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068
       ------------------------------------------------------------------
                     (Name and Address of Agent for Service)


Date of fiscal year end: December 31

Date of reporting period: January 1, 2003 - December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.



Item 1: Report(s) to Shareholders. The Annual Report is attached.

Investment Options Annual Report Winter 2003


WRL Investment Options Annual Report

A History Of Performance(R)
[LOGO] WRL(R)
INSURANCE o ANNUITIES

Western Reserve Life Assurance Co. of Ohio
Home Office: Columbus, Ohio
Administrative Office Address: P.O. Box
5068 Clearwater, Florida 33758-5068
Distributor: AFSG Securities Corporation www.westernreserve.com
Customer Service: 1-800-851-9777


                                   The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual basis with the hope that they will foster greater understanding of the investment options' holdings, performance, financial data, accounting policies and other issues.

                                   If you have any questions about these
                                   reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

                                   [Freedom LOGO]

Dear Shareholder,

After an extended bear market, the market rallies seen this past year have been most welcome. In general, investors should expect both bear and bull markets over any extended time period. A sound financial plan will take into account the market's natural fluctuations by using an asset allocation that is appropriate for your personal situation, including your age and tolerance for market volatility.

A financial advisor can help you build a comprehensive picture of your current and future financial needs. What's more, financial advisors are familiar with the market's history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

The Securities and Exchange Commission requires that an annual report be sent to all shareholders. The following pages provide a comprehensive review of the investments of each fund as well as the detailed performance and accounting data. The report also provides a discussion of the accounting policies for the funds in addition to any matters presented to the shareholders that may have required their vote.

Please contact your financial advisor if you have any questions about the contents of this report.

On behalf of AEGON/Transamerica Series Funds, I would like to thank you for your continued support and confidence in our products. We look forward to continuing to serve your investment needs in 2004.

Sincerely,

Brian C. Scott
President
AEGON/Transamerica Series Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of AEGON/Transamerica Series Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the AEGON/Transamerica Series Funds.

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The year began with many investors in a pensive "wait-and-see" mindset but ended on a much different note. During 2002, "flight to safety" was the catchphrase, but in 2003, equities and high-yield bonds enjoyed a significant rally. This came after three years of stock market declines. Reasons for the reversal in sentiment lay in evidence of an economic recovery, which prompted renewed hope for the prospects of asset classes that traditionally involve more risk than cash, government bonds and high-quality, defensive corporate securities.

Many companies reported stronger earnings during the year. Earnings are a sign of economic health and a key factor in stock valuations. Manufacturing activity increased, the housing market remained strong, and inflation remained benign enough to keep the Federal Reserve Board from raising interest rates.

This is not to say the year was worry-free. War in Iraq, lingering concerns about international terrorism and scandals within the financial industry balanced the causes for optimism. Also, as we enter 2004, the job market remains lukewarm as many companies relied on technology-enhanced productivity and overseas labor to add to their bottom lines without hiring new workers.

PERFORMANCE

For the year ended December 31, 2003, Asset Allocation-Conservative Portfolio ("Asset Allocation-Conservative") returned 22.91%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index returned 4.10%.

STRATEGY REVIEW

In the fixed-income market, a crucial element of the portfolio, corporate bonds, especially those that involve increased credit risk in exchange for higher yields, outpaced Treasury bonds. This is a typical pattern that occurs when the economy grows out of a recession. To take advantage of these developments, the portfolio reduced the amount of Treasury and government bonds and increased the weight in lower-credit corporate bonds. This was accomplished by keeping our position in one of the underlying AEGON/Transamerica Series Fund, Inc. ("ATSF") portfolios, PIMCO Total Return, constant. New money was then added to the underlying ATSF portfolios of Transamerica Convertible Securities and MFS High-Yield.

In the stock market, the rally encompassed nearly all investment styles. Although growth made a strong resurgence during the year, value equities also did well. Value stocks tend to carry less risk than growth stocks, and Asset Allocation-Conservative benefited from holdings in underlying ATSF portfolios like Third Avenue Value, T. Rowe Price Equity Income and PBHG/NWQ Value Select.

After completing an annual review of the asset allocation process, it was recommended to adjust strategic allocations during 2003. The key change across the portfolio is to reduce the cash allocation in favor of fixed-income and equity. The Investment Committee approved the recommended changes during the fourth quarter and they are now being phased in across the portfolio. Asset Allocation-Conservative changed from a strategic target of 30% equity, 50% fixed income, and 20% cash, to a new target of 35% equity, 55% fixed income, and 10% cash. Early in 2004 a rebalancing occurred to bring the assets in line with the new targets.

The portfolio invests in nineteen underlying funds in ATSF, each with a different management team following its unique approach to investment selection.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 1

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/02 through 12/31/03

                                                          LB Aggregate
                             Initial Class                 Bond Index

  5/1/02                        $10,000                      10,000
 6/30/02                          9,510                      10,172
 9/30/02                          8,780                      10,638
12/31/02                          9,090                      10,806
 3/31/03                          9,080                      10,956
 6/30/03                         10,010                      11,230
 9/30/03                         10,332                      11,214
12/31/03                         11,173                      11,249

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         22.91%        6.88%       5/1/02
LBAB(1)                4.10%        7.30%       5/1/02
-----                 -----        -----        ------
Service Class             -        17.00%       5/1/03
---------------       -----        -----        ------

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 2

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares           Value
                                            ---------------   ------------
INVESTMENT COMPANIES (100.0%) (b)
Aggressive Equity (13.4%)
  Munder Net50 (a)                                208,226      $   1,724
  T. Rowe Price Small Cap (a)                   2,083,296         23,312
  Third Avenue Value                            1,183,267         20,033
  Transamerica Growth Opportunities (a)         1,420,006         17,849
Capital Preservation (4.5%)
  Transamerica Money Market                    21,009,947         21,010
Fixed-Income (49.4%)
  MFS High Yield                               10,648,256        109,464
  PIMCO Total Return                            2,387,390         26,214
  Transamerica Convertible Securities           8,318,592         95,747
Growth Equity (27.2%)
  Great Companies-Technology(SM) (a)            3,329,957         13,220
  Janus Growth (a)                                282,620          8,535
  Marsico Growth (a)                            1,888,503         16,033
  PBHG/NWQ Value Select                           904,578         13,542


                                                 Shares           Value
                                            ---------------   ------------
Growth Equity (continued)
  Salomon All Cap                               1,142,017      $  14,915
  T. Rowe Price Equity Income                   2,230,667         42,293
  Transamerica Equity (a)                       1,049,721         18,926
Specialty-Real Estate (0.1%)
  Clarion Real Estate Securities                   37,899            572
World Equity (5.4%)
  American Century International (a)              812,568          6,119
  Capital Guardian Global                       1,564,258         18,239
  Van Kampen Active International
    Allocation                                    105,510          1,053
                                                               ---------
Total Investment Companies (cost: $394,727)
                                                               $ 468,800
                                                               =========
SUMMARY:
  Investments, at value                             100.0%     $ 468,800
  Liabilities in excess of other assets               0.0%           (60)
                                               ----------      ---------
  Net assets                                        100.0%     $ 468,740
                                               ==========      =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) The Fund invests its assets in Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 3

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated investment companies, at value
     (cost: $394,727)                                         $468,800
                                                              ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   42
     Distribution fees                                               9
  Other                                                              9
                                                              ---------
                                                                    60
                                                              ---------
Net Assets                                                    $468,740
                                                              =========
Net Assets Consist of:
  Capital stock, 150,000 shares authorized ($.01 par value)   $    420
  Additional paid-in capital                                   385,995
  Undistributed net investment income (loss)                     1,626
  Undistributed net realized gain (loss) from investment in
     affiliated investment companies                             6,626
  Net unrealized appreciation (depreciation) on investment
     in affiliated investment companies                         74,073
                                                              ---------
Net Assets                                                    $468,740
                                                              =========
Shares Outstanding:
  Initial Class                                                 40,673
  Service Class                                                  1,348
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  11.16
  Service Class                                                  11.15


STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends from affiliated investment companies             $  2,125
                                                             --------
Expenses:
  Management and advisory fees                                    368
  Transfer agent fees                                               2
  Printing and shareholder reports                                 25
  Custody fees                                                     42
  Administration fees                                              20
  Legal fees                                                        4
  Auditing and accounting fees                                     10
  Directors fees                                                   12
  Other                                                             7
  Service fees:
     Service Class                                                  9
                                                             --------
  Total expenses                                                  499
                                                             --------
Net Investment Income (Loss)                                    1,626
                                                             --------
Net Realized Gain (Loss) from:
  Investment in affiliated investment companies                 7,246
  Capital gain distributions from investment in affiliated
     investment companies                                         261
                                                             --------
                                                                7,507
Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment in affiliated investment companies                73,016
                                                             --------
Net Gain (Loss) on Investment in Affiliated
  Investment Companies                                         80,523
                                                             --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            $ 82,149
                                                             ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 4

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)


                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   1,626         $    469
  Net realized gain (loss) from
     investment in affiliated
     investment companies and capital
     gain distributions                                 7,507             (881)
  Net unrealized appreciation
     (depreciation) on investment
     in affiliated investment companies                73,016            1,057
                                                    ---------         --------
                                                       82,149              645
                                                    ---------         --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (469)               -
     Service Class                                          -                -
                                                    ---------         --------
                                                         (469)               -
                                                    ---------         --------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------         --------
                                                            -                -
                                                    ---------         --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    298,028          185,764
     Service Class                                     15,596                -
                                                    ---------         --------
                                                      313,624          185,764
                                                    ---------         --------
  Dividends and distributions reinvested:
     Initial Class                                        469                -
     Service Class                                          -                -
                                                    ---------         --------
                                                          469                -
                                                    ---------         --------
  Cost of shares redeemed:
     Initial Class                                    (95,399)         (16,575)
     Service Class                                     (1,468)               -
                                                    ---------         --------
                                                      (96,867)         (16,575)
                                                    ---------         --------
                                                      217,226          169,189
                                                    ---------         --------
Net increase (decrease) in net assets                 298,906          169,834
                                                    ---------         --------
Net Assets:
  Beginning of year                                   169,834                -
                                                    ---------         --------
  End of year                                       $ 468,740         $169,834
                                                    =========         ========
Undistributed Net Investment
  Income (Loss)                                     $   1,626         $   469
                                                    =========         ========


                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Share Activity:
  Shares issued:
     Initial Class                                     31,417          20,499
     Service Class                                      1,487               -
                                                    ---------         ---------
                                                       32,904          20,499
                                                    ---------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         47               -
     Service Class                                          -               -
                                                    ---------         ---------
                                                           47               -
                                                    ---------         ---------
  Shares redeemed:
     Initial Class                                     (9,465)         (1,825)
     Service Class                                       (139)              -
                                                    ---------         ---------
                                                       (9,604)         (1,825)
                                                    ---------         ---------
Net increase (decrease) in shares
  outstanding                                          23,347          18,674
                                                    =========         =========

(a) Commenced operations on May 1, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 5

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003     $  9.09      $   0.04         $   2.04       $   2.08
                12/31/2002       10.00          0.06            (0.97)         (0.91)
--------------- ----------     -------      --------         --------       --------
Service Class   12/31/2003        9.53             -             1.62           1.62
--------------- ----------     -------      --------         --------       --------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class    $   (0.01)      $ -      $   (0.01)     $   11.16
                         -         -              -           9.09
---------------  ---------       ---      ---------      ---------
Service Class            -         -              -          11.15
---------------  ---------       ---      ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003          22.91%        $ 453,710        0.13%        0.13%            0.45%          24%
                12/31/2002          (9.10)          169,834        0.19         0.19             1.07           28
--------------- ----------          -----         ---------        ----         ----             ----           --
Service Class   12/31/2003          17.00            15,030        0.38         0.38             0.03           24
--------------- ----------          -----         ---------        ----         ----             ----           --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b) The inception dates of the Fund's share classes are as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f) Annualized.
(g) Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 6

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation-Conservative Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002. On May 1, 2003, the Fund changed its name from Conservative Asset Allocation to Asset Allocation-Conservative Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into a consultant agreement with Morningstar Associates, LLC to provide investment services to ATFA regarding the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within AEGON/Transamerica Series Fund, Inc.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.25% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 7

Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $16. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 302,578
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   86,179
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $  -
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                 469
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  6,620
                                                    ========
     Undistributed Long-term Capital Gains          $  2,095
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 73,612
                                                    ========

The capital loss carryforward utilized during the period ended December 31, 2003 was $512.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 395,188
                                                    =========
     Unrealized Appreciation                        $  73,612
     Unrealized (Depreciation)                              -
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  73,612
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 8

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Asset Allocation-Conservative Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation-Conservative Portfolio (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Asset Allocation-Conservative Portfolio 9

 Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

After three painful years of declines, equities ruled the investment world in 2003. It was a rally that encompassed most styles and sectors, including aggressive equities that suffered badly during the downturn. Such a widespread bull market was by no means a sure thing at the start of the year. The United States was bracing for war, oil prices were unstable, and lingering concerns about the state of the economy caused many investors to start the New Year with a wait-and-see attitude.

But as the year progressed, mounting evidence of an economic recovery provided the backdrop for renewed vigor in the financial markets. Investors who not long ago sought safe haven in defensive areas like cash, government securities and real estate returned to equities and high-yield corporate bonds. This occurred despite war in Iraq and scandals within the financial industry.

Instead, investors focused on stronger corporate earnings, a key indicator of economic health and a driver of stock price growth. Meanwhile, the Federal Reserve Board held its ground on interest rates, keeping its key-lending rate at a 45-year low. Manufacturing increased, the housing market, one of the bright spots during the years of economic decline, remained strong in 2003. A lukewarm job market tempered some of this optimism, however, as many companies relied on technology-enhanced productivity and overseas labor to add to their bottom lines without hiring new workers.

PERFORMANCE

For the year ended December 31, 2003, Asset Allocation-Growth Portfolio returned 30.08%. By comparison its benchmark, the Wilshire 5000 Total Market Index returned 29.44%.

STRATEGY REVIEW

The portfolio's diversification across a number of equity-related investments benefited performance. In a re-emerging market, small-cap stocks tend to do well. Third Avenue Value, a small-cap value portfolio, comprised 7.95% of the portfolio at year's end; and T. Rowe Price Small Cap, a small-cap growth portfolio, ended 2003 with 12.23% of the portfolio's assets.

It was a year made notable by a rebounding of growth stocks, even in aggressive sectors like technology. But by the fourth quarter, large-cap value had reasserted its place as a top-performing style as well. The portfolio included both, with growth investments such as Transamerica Equity, Janus Growth, and Great Companies-Technology(SM), as well as value-oriented holdings like PBHG/NWQ Value Select and T. Rowe Price Equity Income. In fact, by the end of the year T. Rowe Price Equity Income was the portfolio's largest holding, accounting for
17.93 % of assets as of December 31, 2003.

Foreign equities also performed well, and the portfolio benefited from holding in Capital Guardian Global, Van Kampen Active International Allocation, and American Century International.

In all, Asset Allocation-Growth consisted of fourteen underlying portfolios as of December 31, 2003.

After completing an annual review of our asset allocation process, data, and models, the Investment Committee approved the recommended adjustments during the fourth quarter and they are now being phased in across the portfolio.


Investment Committee
AEGON/Transamerica Fund Advisers, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 1

 Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/02 through 12/31/03

                              Initial Class               Wilshire 5000

  5/1/02                        $10,000                     $10,000
 6/30/02                          9,090                       9,162
 9/30/02                          7,560                       7,590
12/31/02                          8,170                       8,146
 3/31/03                          7,880                       7,862
 6/30/03                          9,080                       9,122
 9/30/03                          9,494                       9,422
12/31/03                         10,686                      10,544



Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From       Inception
                      1 year      Inception       Date
                   -----------   -----------   ----------
Initial Class          30.80%        4.06%       5/1/02
Wilshire 5000(1)       29.44%        3.23%       5/1/02
----------------       -----        -----        ------
Service Class              -        26.12%       5/1/03
----------------       -----        -----        ------

NOTES
(1) The Wilshire 5000 Total Market (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc.
     2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 2

Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                Shares           Value
                                            --------------   ------------
INVESTMENT COMPANIES (100.0%) (b)
Aggressive Equity (27.0%)
  Munder Net50 (a)                               825,928      $   6,839
  T. Rowe Price Small Cap (a)                  5,642,595         63,140
  Third Avenue Value                           2,424,868         41,053
  Transamerica Growth Opportunities (a)        2,260,834         28,419
Growth Equity (59.3%)
  Great Companies-Technology(SM) (a)           5,752,631         22,838
  Janus Growth (a)                             1,060,543         32,028
  Jennison Growth                              4,690,534         34,429
  PBHG/NWQ Value Select                        2,668,112         39,942
  Salomon All Cap                              3,300,013         43,097
  T. Rowe Price Equity Income                  4,882,843         92,578
  Transamerica Equity (a)                      2,299,721         41,464

                                                Shares           Value
                                            --------------   ------------
World Equity (13.7%)
  American Century International (a)           2,719,076      $  20,475
  Capital Guardian Global                      2,461,031         28,696
  Van Kampen Active International
    Allocation                                 2,153,483         21,492
                                                              ---------
Total Investment Companies (cost: $425,481)
                                                              $ 516,490
                                                              =========
SUMMARY:
  Investments, at value                            100.0%     $ 516,490
  Liabilities in excess of other assets              0.0%           (65)
                                               ---------      ---------
  Net assets                                       100.0%     $ 516,425
                                               =========      =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) The Fund invests its assets in Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 3

Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated investment companies, at value
     (cost: $425,481)                                         $516,490
                                                              ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   45
     Distribution fees                                              10
  Other                                                             10
                                                              ---------
                                                                    65
                                                              ---------
Net Assets                                                    $516,425
                                                              =========
Net Assets Consist of:
  Capital stock, 150,000 shares authorized ($.01 par value)   $    484
  Additional paid-in capital                                   418,514
  Undistributed net investment income (loss)                       600
  Undistributed net realized gain (loss) from investment
     in affiliated investment companies                          5,818
  Net unrealized appreciation (depreciation) on
     investment in affiliated investment companies              91,009
                                                              ---------
Net Assets                                                    $516,425
                                                              =========
Shares Outstanding:
  Initial Class                                                 47,008
  Service Class                                                  1,396
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  10.67
  Service Class                                                  10.67

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends from affiliated investment companies            $   1,058
                                                            ---------
Expenses:
  Management and advisory fees                                    330
  Transfer agent fees                                               2
  Printing and shareholder reports                                 29
  Custody fees                                                     36
  Administration fees                                              20
  Legal fees                                                        4
  Auditing and accounting fees                                     10
  Directors fees                                                   11
  Other                                                             6
  Service fees:
     Service Class                                                 10
                                                            ---------
  Total expenses                                                  458
                                                            ---------
Net Investment Income (Loss)                                      600
                                                            ---------
Net Realized Gain (Loss) from:
  Investment in affiliated investment companies                 6,061
  Capital gain distributions from investment in affiliated
     investment companies                                         383
                                                            ---------
                                                                6,444
Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment in affiliated investment companies                93,161
                                                            ---------
Net Gain (Loss) on Investment in Affiliated
  Investment Companies                                         99,605
                                                            ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                           $ 100,205
                                                            =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 4

Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $     600         $    533
  Net realized gain (loss) from
     investment in affiliated
     investment companies and capital
     gain distributions                                 6,444             (626)
  Net unrealized appreciation
     (depreciation) on investment
     in affiliated investment companies                93,161           (2,152)
                                                    ---------         --------
                                                      100,205           (2,245)
                                                    ---------         --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (533)               -
     Service Class                                          -                -
                                                    ---------         --------
                                                         (533)               -
                                                    ---------         --------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------         --------
                                                            -                -
                                                    ---------         --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    272,914          161,900
     Service Class                                     15,400                -
                                                    ---------         --------
                                                      288,314          161,900
                                                    ---------         --------
  Dividends and distributions reinvested:
     Initial Class                                        533                -
     Service Class                                          -                -
                                                    ---------         --------
                                                          533                -
                                                    ---------         --------
  Cost of shares redeemed:
     Initial Class                                    (26,459)          (3,479)
     Service Class                                     (1,811)               -
                                                    ---------         --------
                                                      (28,270)          (3,479)
                                                    ---------         --------
                                                      260,577          158,421
                                                    ---------         --------
Net increase (decrease) in net assets                 360,249          156,176
                                                    ---------         --------
Net Assets:
  Beginning of year                                   156,176                -
                                                    ---------         --------
  End of year                                       $ 516,425         $156,176
                                                    =========         =========
Undistributed Net Investment
  Income (Loss)                                     $     600         $    533
                                                    =========         =========


                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Share Activity:
  Shares issued:
     Initial Class                                     30,736          19,525
     Service Class                                      1,581               -
                                                    ---------         ---------
                                                       32,317          19,525
                                                    ---------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         58               -
     Service Class                                          -               -
                                                    ---------         ---------
                                                           58               -
                                                    ---------         ---------
  Shares redeemed:
     Initial Class                                     (2,891)           (420)
     Service Class                                       (185)              -
                                                    ---------         ---------
                                                       (3,076)           (420)
                                                    ---------         ---------
Net increase (decrease) in shares
  outstanding                                          29,299          19,105
                                                    =========         =========

(a) Commenced operations on May 1, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 5

Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    8.17     $   0.02         $   2.49       $   2.51
                12/31/2002        10.00         0.08            (1.91)         (1.83)
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003         8.46            -             2.21           2.21
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class    $   (0.01)      $ -      $   (0.01)     $   10.67
                         -         -              -           8.17
---------------  ---------       ---      ---------      ---------
Service Class            -         -              -          10.67
---------------  ---------       ---      ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           30.80%        $ 501,532        0.14%        0.14%            0.18%          18%
                12/31/2002          (18.30)          156,176        0.21         0.21             1.43           20
--------------- ----------          ------         ---------        ----         ----             ----           --
Service Class   12/31/2003           26.12            14,893        0.38         0.38             0.03           18
--------------- ----------          ------         ---------        ----         ----             ----           --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2002
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 6

Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation-Growth Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002. On May 1, 2003, the Fund changed its name from Aggressive Asset Allocation to Asset Allocation-Growth Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into a consultant agreement with Morningstar Associates, LLC to provide investment services to ATFA regarding the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within AEGON/Transamerica Series Fund, Inc.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.25% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 7

Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:


  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $18. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 320,105
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   59,271
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $  -
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                 533
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  6,083
                                                    ========
     Undistributed Long-term Capital Gains          $    530
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 90,813
                                                    ========

The capital loss carryforward utilized during the period ended December 31, 2003 was $534.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 425,677
                                                    =========
     Unrealized Appreciation                        $  90,813
     Unrealized (Depreciation)                              -
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  90,813
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 8

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of Asset Allocation-Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation-Growth Portfolio (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Asset Allocation-Growth Portfolio 9

 Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

A wide rally during 2003 reversed three straight years of stock market declines. Mounting evidence of an economic recovery provided the backdrop for a renewed vigor in the financial markets as investors who began the year with a pensive wait-and-see attitude returned to equities and high-yield corporate bonds. Stocks climbed steadily across most styles and sectors, including those badly bruised during the recent bear market.

This occurred despite war in Iraq, lingering concerns about international terrorism and scandals within the financial industry, which not long ago may have kept many investors on the sidelines. Instead, investors focused on stronger corporate earnings, a key indicator of economic health. Meanwhile, the Federal Reserve Board held its ground on its key rate, keeping it at a 45-year low. Manufacturing increased, the housing market, one of the bright spots during the years of economic decline, remained strong in 2003. A lukewarm job market tempered some of this optimism, however, as many companies relied on technology-enhanced productivity and overseas labor to add to their bottom lines without hiring new workers.

PERFORMANCE

For the year ended December 31, 2003, Asset Allocation-Moderate Portfolio returned 24.87%. By comparison its primary benchmark, the Wilshire 5000 Total Market Index and its secondary benchmark, the Lehman Brothers Aggregate Bond Index returned 29.44% and 4.10%, respectively.

STRATEGY REVIEW

Niche equity asset classes added to performance during the year. Small-cap value was one of the market's favorite styles, and the portfolio's consistent diversification and portfolio selection process enabled them to take advantage of that trend. Third Avenue Value was one of the top equity holdings, representing 6.10% of the portfolio as of December 31, 2003, and rose over 13% (net of expenses) for the fourth quarter. International exposure helped as well, Van Kampen Active International Allocation was up over 16%, Capital Guardian Global was up more than 14%, and American Century International was up more than 14% for the same quarter. In a year made notable by the resurgence of growth companies, large-cap value made a strong showing in the fourth quarter. The portfolio benefited from holdings in such underlying investments as PBHG/NWQ Value Select and T. Rowe Price Equity Income.

In the bond market, there was generally a continuation of year-long trends. Corporate bonds, particularly high-yield bonds, did much better than Treasury bonds during the quarter. This is the typical pattern that occurs when the economy grows out of a recession. To take advantage of these developments, the portfolio reduced the amount of Treasury and government bonds and increased the weight in lower-credit corporate bonds. This was accomplished by holding the position in PIMCO Total Return constant, and adding new money to the Transamerica Convertible Securities and MFS High-Yield.

After completing an annual review of the asset allocation process, it was recommended to adjust strategic allocations during 2003. The key change across the portfolio is to reduce the cash allocation in favor of fixed-income and equity. The Investment Committee decided to revise the models during the fourth quarter and these changes are now being phased in across the portfolio. The portfolio's target allocation is 50% equity, 40% fixed income, and 10% cash. To bring the portfolio in line with these new targets, the portfolio will gradually rebalance through the use of cash flow.

Investment Team
AEGON/Transamerica Fund Advisers, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 1

 Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/02 through 12/31/03

                                                               LB Aggregate
                       Initial Class     Wilshire 5000         Bond Index

  5/1/02                 $10,000           $10,000               $10,000
 6/30/02                   9,440             9,162                10,172
 9/30/02                   8,430             7,590                10,638
12/31/02                   8,810             8,146                10,806
 3/31/03                   8,720             7,862                10,956
 6/30/03                   9,710             9,122                11,230
 9/30/03                  10,060             9,422                11,214
12/31/03                  11,001            10,545                11,249

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From         Inception
                      1 year      Inception     Date Portfolio
                   -----------   -----------   ---------------
Initial Class          24.87%        5.89%         5/1/02
Wilshire 5000(1)       29.44%        3.23%         5/1/02
LBAB(1)                 4.10%        7.30%         5/1/02
-----                  -----        -----          ------
Service Class              -        19.22%         5/1/03
----------------       -----        -----          ------

NOTES
(1) The Wilshire 5000 Total Market (Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 2

Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares            Value
                                            ---------------   --------------
INVESTMENT COMPANIES (100.0%) (b)
Aggressive Equity (18.3%)
  Munder Net50 (a)                                817,909      $     6,772
  T. Rowe Price Small Cap (a)                   7,572,937           84,741
  Third Avenue Value                            4,311,238           72,989
  Transamerica Growth Opportunities (a)         4,343,348           54,596
Capital Preservation (3.5%)
  Transamerica Money Market                    41,879,860           41,880
Fixed-Income (35.8%)
  MFS High Yield                               20,310,865          208,796
  PIMCO Total Return                            5,649,122           62,027
  Transamerica Convertible Securities          13,693,352          157,610
Growth Equity (35.7%)
  Great Companies-Technology(SM) (a)           10,637,211           42,230
  Janus Growth (a)                              1,298,040           39,201
  Marsico Growth (a)                            4,794,890           40,709
  PBHG/NWQ Value Select                         2,735,575           40,952


                                                 Shares            Value
                                            ---------------   --------------
Growth Equity (continued)
  Salomon All Cap                               3,140,662      $    41,017
  T. Rowe Price Equity Income                   7,859,216          149,011
  Transamerica Equity (a)                       4,150,886           74,840
Specialty-Real Estate (0.4%)
  Clarion Real Estate Securities                  313,493            4,727
World Equity (6.3%)
  American Century International (a)            3,357,712           25,284
  Capital Guardian Global                       3,325,026           38,770
  Van Kampen Active International
    Allocation                                  1,152,489           11,502
                                                               -----------
Total Investment Companies (cost: $1,004,364)
                                                               $ 1,197,654
                                                               ===========
SUMMARY:
  Investments, at value                             100.0%     $ 1,197,654
  Liabilities in excess of other assets               0.0%            (140)
                                               ----------      -----------
  Net assets                                        100.0%     $ 1,197,514
                                               ==========      ===========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) The fund invests its assets in Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 3

Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated investment companies, at value
     (cost: $1,004,364)                                       $1,197,654
  Receivables:
     Dividends                                                         1
                                                              -----------
                                                               1,197,655
                                                              -----------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                    107
     Distribution fees                                                16
  Other                                                               18
                                                              -----------
                                                                     141
                                                              -----------
Net Assets                                                    $1,197,514
                                                              ===========
Net Assets Consist of:
  Capital stock, 200,000 shares authorized ($.01 par value)   $    1,090
  Additional paid-in capital                                     988,123
  Undistributed net investment income (loss)                       3,331
  Undistributed net realized gain (loss) from investment in
     affiliated investment companies                              11,680
  Net unrealized appreciation (depreciation) on investment
     in affiliated investment companies                          193,290
                                                              -----------
Net Assets                                                    $1,197,514
                                                              ===========
Shares Outstanding:
  Initial Class                                                  106,449
  Service Class                                                    2,552
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $    10.99
  Service Class                                                    10.98

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends from affiliated investment companies            $   4,396
                                                            ---------
Expenses:
  Management and advisory fees                                    867
  Transfer agent fees                                               2
  Printing and shareholder reports                                 29
  Custody fees                                                     67
  Administration fees                                              20
  Legal fees                                                       10
  Auditing and accounting fees                                     10
  Directors fees                                                   28
  Other                                                            15
  Service fees:
     Service Class                                                 16
                                                            ---------
  Total expenses                                                1,064
                                                            ---------
Net Investment Income (Loss)                                    3,332
                                                            ---------
Net Realized Gain (Loss) from:
  Investment in affiliated investment companies                12,181
  Capital gain distributions from investment in affiliated
     investment companies                                         757
                                                            ---------
                                                               12,938
Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment in affiliated investment companies               194,934
                                                            ---------
Net Gain (Loss) on Investment in Affiliated Investment
  Companies                                                   207,872
                                                            ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                           $ 211,204
                                                            =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 4

Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $     3,332       $    935
  Net realized gain (loss) from
     investment in affiliated investment
     companies and capital gain
     distributions                                       12,938         (1,258)
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated investment companies                    194,934         (1,644)
                                                    -----------       --------
                                                        211,204         (1,967)
                                                    -----------       --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                         (936)             -
     Service Class                                            -              -
                                                    -----------       --------
                                                           (936)             -
                                                    -----------       --------
  From net realized gains:
     Initial Class                                            -              -
     Service Class                                            -              -
                                                    -----------       --------
                                                              -              -
                                                    -----------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      622,376        413,218
     Service Class                                       28,157              -
                                                    -----------       --------
                                                        650,533        413,218
                                                    -----------       --------
  Dividends and distributions reinvested:
     Initial Class                                          936              -
     Service Class                                            -              -
                                                    -----------       --------
                                                            936              -
                                                    -----------       --------
  Cost of shares redeemed:
     Initial Class                                      (68,023)        (5,567)
     Service Class                                       (1,884)             -
                                                    -----------       --------
                                                        (69,907)        (5,567)
                                                    -----------       --------
                                                        581,562        407,651
                                                    -----------       --------
Net increase (decrease) in net assets                   791,830        405,684
                                                    -----------       --------
Net Assets:
  Beginning of year                                     405,684              -
                                                    -----------       --------
  End of year                                       $ 1,197,514       $405,684
                                                    ===========       =========
Undistributed Net Investment
  Income (Loss)                                     $     3,331       $    935
                                                    ===========       =========


                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Share Activity:
  Shares issued:
     Initial Class                                       67,114        46,675
     Service Class                                        2,734             -
                                                    -----------       ---------
                                                         69,848        46,675
                                                    -----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                           96             -
     Service Class                                            -             -
                                                    -----------       ---------
                                                             96             -
                                                    -----------       ---------
  Shares redeemed:
     Initial Class                                       (6,804)         (632)
     Service Class                                         (182)            -
                                                    -----------       ---------
                                                         (6,986)         (632)
                                                    -----------       ---------
Net increase (decrease) in shares
  outstanding                                            62,958        46,043
                                                    ===========       =========

(a) Commenced operations on May 1, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 5

Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   8.81      $   0.04        $    2.15      $    2.19
                12/31/2002       10.00          0.06            (1.25)         (1.19)
--------------- ----------    --------      --------        ---------      ---------
Service Class   12/31/2003        9.21          0.01             1.76           1.77
--------------- ----------    --------      --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class    $   (0.01)      $ -      $   (0.01)     $   10.99
                         -         -              -           8.81
---------------  ---------       ---      ---------      ---------
Service Class            -         -              -          10.98
---------------  ---------       ---      ---------      ---------


                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           24.87%       $ 1,169,496       0.12%        0.12%            0.39%          16%
                12/31/2002          (11.90)           405,684       0.15         0.15             1.03           21
--------------- ----------          ------        -----------       ----         ----             ----           --
Service Class   12/31/2003           19.22             28,018       0.37         0.37             0.13           16
--------------- ----------          ------        -----------       ----         ----             ----           --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2002
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 6

Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation-Moderate Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002. On May 1, 2003, the Fund changed its name from Moderate Asset Allocation to Asset Allocation-Moderate Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into a consultant agreements with Morningstar Associates, LLC to provide investment services to ATFA regarding the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within AEGON/Transamerica Series Fund, Inc.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.25% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 7

Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $41. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at Director 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 714,729
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  134,138
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:


     2002 Distributions paid from:
       Ordinary income                $  -
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                 936
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  13,648
                                                    =========
     Undistributed Long-term Capital Gains          $   1,601
                                                    =========
     Capital Loss Carryforward                      $       -
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $ 193,052
                                                    =========

The capital loss carryforward utilized during the period ended December 31, 2003 was $1,258.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                       $ 1,004,602
                                                  ===========
     Unrealized Appreciation                      $   193,052
     Unrealized (Depreciation)                              -
                                                  -----------
     Net Unrealized Appreciation (Depreciation)   $   193,052
                                                  ===========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 8

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of Asset Allocation-Moderate Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation-Moderate Portfolio (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Asset Allocation-Moderate Portfolio 9

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

A strong year in equities during 2003 reversed three straight years of stock market declines. Mounting evidence of an economic recovery provided the backdrop for renewed vigor in the financial markets as investors who began the year with a pensive wait-and-see attitude returned to equities and high-yield corporate bonds. Stocks climbed steadily across most styles and sectors, including those badly bruised during the recent bear market.

This occurred despite war in Iraq, lingering concerns about a lukewarm job market, international terrorism and scandals within the financial industry, which not long ago may have kept many investors on the sidelines. Instead, investors focused on stronger corporate earnings, a key indicator of economic health and a driver of stock price growth. Meanwhile, the Federal Reserve Board held its ground on its key rate, keeping it at a 45-year low. Manufacturing also increased, and the housing market, one of the bright spots during the years of economic decline, remained strong in 2003.

PERFORMANCE

For the year ended December 31, 2003, Asset Allocation-Moderate Growth Portfolio returned 27.17%. By comparison its benchmark, the Wilshire 5000 Total Market Index returned 29.44%.

STRATEGY REVIEW

Niche equity asset classes added to performance during the year. Small-cap value was one of the market's favorite styles, and the portfolio's consistent diversification and investment selection process enabled it to take advantage of that trend. Third Avenue Value was one of the top equity holdings, representing 7.10% of the portfolio as of December 31, 2003, and rose over 13% (net of expenses) for the quarter. T. Rowe Price Small Cap was another large holding, making up 9.03% of the portfolio's assets by year's end. Unlike, Third Avenue Value, T. Rowe Price Small Cap employs more of a growth investment style, but benefited from the market's interest in small company stocks. International exposure helped as well, Van Kampen Active International Allocation was up over 16%, Capital Guardian Global was up more than 14%, and American Century International was up more than 14%, for the same quarter. In a year made notable by the resurgence of growth companies, large-cap value made a strong showing in the fourth quarter. The portfolio benefited from holdings in such underlying investments as PBHG/NWQ Value Select and T. Rowe Price Equity Income, which was the single largest holding in the portfolio by the end of the year.

In the bond market, there was generally a continuation of year-long trends. Corporate bonds, particularly high-yield bonds, did much better than Treasury bonds during the quarter. This is the typical pattern that occurs when the economy grows out of a recession. To take advantage of these developments, the portfolio reduced the amount of Treasury and government bonds and increased the weight in lower-credit corporate bonds. This was accomplished by holding the position in PIMCO Total Return constant, and adding new money to the Transamerica Convertible Securities and MFS High-Yield.

After completing an annual review of the asset allocation process, it was recommended adjusting strategic allocations during 2003. The Investment Committee decided to revise the models during the fourth quarter and the changes are now being phased in across the portfolio.

By the end of the year, Asset Allocation-Moderate Growth Portfolio comprised 69.23% equities, 16.25% bonds, and 14.53% short-term investments.


Investment Committee
AEGON/Transamerica Fund Advisers, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 1

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------

    Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/02 through 12/31/03

                             Initial Class              Wilshire 5000

  5/1/02                      $10,000                     $10,000
 6/30/02                        9,270                       9,162
 9/30/02                        8,060                       7,590
12/31/02                        8,520                       8,146
 3/31/03                        8,360                       7,862
 6/30/03                        9,420                       9,122
 9/30/03                        9,784                       9,422
12/31/03                       10,835                      10,545

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From       Inception
                      1 year      Inception       Date
                   -----------   -----------   ----------
Initial Class          27.17%        4.93%       5/1/02
Wilshire 5000(1)       29.44%        3.23%       5/1/02
----------------       -----        -----        ------
Service Class              -        22.10%       5/1/03
----------------       -----        -----        ------

NOTES
(1) The Wilshire 5000 Total Market (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc.
     2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 2

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares            Value
                                            ---------------   --------------
INVESTMENT COMPANIES (100.0%) (b)
Aggressive Equity (21.8%)
  Munder Net50 (a)                              1,358,207      $    11,246
  T. Rowe Price Small Cap (a)                   9,740,310          108,994
  Third Avenue Value                            5,059,382           85,655
  Transamerica Growth Opportunities (a)         4,585,972           57,646
Capital Preservation (0.0%)
  Transamerica Money Market                           504                1
Fixed-Income (21.4%)
  MFS High Yield                               12,275,696          126,194
  PIMCO Total Return                            5,003,996           54,944
  Transamerica Convertible Securities           6,680,282           76,890
Growth Equity (48.6%)
  Great Companies-Technology(SM) (a)           10,439,987           41,447
  Janus Growth (a)                              1,862,424           56,245
  Jennison Growth                              10,806,300           79,318


                                                 Shares            Value
                                            ---------------   --------------
Growth Equity (continued)
  PBHG/NWQ Value Select                         4,332,573      $    64,859
  Salomon All Cap                               4,572,061           59,711
  T. Rowe Price Equity Income                  10,354,124          196,314
  Transamerica Equity (a)                       4,921,988           88,743
World Equity (8.2%)
  American Century International (a)            5,476,301           41,237
  Capital Guardian Global                       2,499,585           29,145
  Van Kampen Active International
    Allocation                                  2,855,492           28,498
                                                               -----------
Total Investment Companies (cost: $1,003,680)
                                                               $ 1,207,087
                                                               ===========
SUMMARY:
  Investments, at value                             100.0%     $ 1,207,087
  Liabilities in excess of other assets               0.0%            (153)
                                               ----------      -----------
  Net assets                                        100.0%     $ 1,206,934
                                               ==========      ===========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) The fund invests its assets in Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 3

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated investment companies, at value
     (cost: $1,003,680)                                       $1,207,087
                                                              -----------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                    105
     Distribution fees                                                28
  Other                                                               20
                                                              -----------
                                                                     153
                                                              -----------
Net Assets                                                    $1,206,934
                                                              ===========
Net Assets Consist of:
  Capital stock, 200,000 shares authorized ($.01 par value)   $    1,115
  Additional paid-in capital                                     991,499
  Undistributed net investment income (loss)                       2,751
  Undistributed net realized gain (loss) from investment
     in affiliated investment companies                            8,162
  Net unrealized appreciation (depreciation) on
     investment in affiliated investment companies               203,407
                                                              -----------
Net Assets                                                    $1,206,934
                                                              ===========
Shares Outstanding:
  Initial Class                                                  107,839
  Service Class                                                    3,702
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $    10.82
  Service Class                                                    10.83

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends from affiliated investment companies            $   3,781
                                                            ---------
Expenses:
  Management and advisory fees                                    822
  Transfer agent fees                                               2
  Printing and shareholder reports                                 33
  Custody fees                                                     65
  Administration fees                                              20
  Legal fees                                                        9
  Auditing and accounting fees                                     10
  Directors fees                                                   27
  Other                                                            14
  Service fees:
     Service Class                                                 28
                                                            ---------
  Total expenses                                                1,030
                                                            ---------
Net Investment Income (Loss)                                    2,751
                                                            ---------
Net Realized Gain (Loss) from:
  Investment in affiliated investment companies                 8,735
  Capital gain distributions from investment in affiliated
     investment companies                                         961
                                                            ---------
                                                                9,696
Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment in affiliated investment companies               205,986
                                                            ---------
Net Gain (Loss) on Investment in Affiliated
  Investment Companies                                        215,682
                                                            ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                           $ 218,433
                                                            =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 4

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $     2,751       $  1,196
  Net realized gain (loss) from
     investment in affiliated investment
     companies and capital gain
     distributions                                        9,696         (1,534)
  Net unrealized appreciation
     (depreciation) on investment
     in affiliated investment companies                 205,986         (2,579)
                                                    -----------       --------
                                                        218,433         (2,917)
                                                    -----------       --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (1,196)             -
     Service Class                                            -              -
                                                    -----------       --------
                                                         (1,196)             -
                                                    -----------       --------
  From net realized gains:
     Initial Class                                            -              -
     Service Class                                            -              -
                                                    -----------       --------
                                                              -              -
                                                    -----------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      601,905        404,032
     Service Class                                       38,069              -
                                                    -----------       --------
                                                        639,974        404,032
                                                    -----------       --------
  Dividends and distributions reinvested:
     Initial Class                                        1,196              -
     Service Class                                            -              -
                                                    -----------       --------
                                                          1,196              -
                                                    -----------       --------
  Cost of shares redeemed:
     Initial Class                                      (46,854)        (4,507)
     Service Class                                       (1,227)             -
                                                    -----------       --------
                                                        (48,081)        (4,507)
                                                    -----------       --------
                                                        593,089        399,525
                                                    -----------       --------
Net increase (decrease) in net assets                   810,326        396,608
                                                    -----------       --------
Net Assets:
  Beginning of year                                     396,608              -
                                                    -----------       --------
  End of year                                       $ 1,206,934       $396,608
                                                    ===========       =========
Undistributed Net Investment
  Income (Loss)                                     $     2,751       $  1,196
                                                    ===========       =========


                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Share Activity:
  Shares issued:
     Initial Class                                       66,296        47,067
     Service Class                                        3,827             -
                                                    -----------       ---------
                                                         70,123        47,067
                                                    -----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                          126             -
     Service Class                                            -             -
                                                    -----------       ---------
                                                            126             -
                                                    -----------       ---------
  Shares redeemed:
     Initial Class                                       (5,115)         (535)
     Service Class                                         (125)            -
                                                    -----------       ---------
                                                         (5,240)         (535)
                                                    -----------       ---------
Net increase (decrease) in shares
  outstanding                                            65,009        46,532
                                                    ===========       =========

(a) Commenced operations on May 1, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003


                  Asset Allocation-Moderate Growth Portfolio 5

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    8.52     $   0.03        $    2.28      $    2.31
                12/31/2002        10.00         0.08            (1.56)         (1.48)
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003         8.87         0.01             1.95           1.96
--------------- ----------    ---------     --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class    $   (0.01)     $ -       $   (0.01)      $   10.82
                         -        -               -            8.52
---------------  ---------      ---       ---------       ---------
Service Class            -        -               -           10.83
---------------  ---------      ---       ---------       ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003          27.17%       $ 1,166,851       0.12%        0.12%            0.34%           13%
                12/31/2002         (14.80)           396,608       0.15         0.15             1.33            23
--------------- ----------         ------        -----------       ----         ----             ----            --
Service Class   12/31/2003          22.10             40,083       0.37         0.37             0.17            13
--------------- ----------         ------        -----------       ----         ----             ----            --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2002
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 6

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation-Moderate Growth Portfolio ("the Fund"), part of ATSF, began operations on May 1, 2002. On May 1, 2003, the Fund changed its name from Moderately Aggressive Asset Allocation to Asset Allocation-Moderate Growth Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into consultant agreement with Morningstar Associates, LLC to provide investment services to ATFA regarding the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within ATSF.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.25% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reim bursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 7

Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $41. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 696,600
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  106,909
U.S. Government                                              -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $    -
       Long-term capital gains             -
     2003 Distributions paid from:
       Ordinary income                 1,196
       Long-term capital gains             -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  11,121
                                                    =========
     Undistributed Long-term Capital Gains          $   1,003
                                                    =========
     Capital Loss Carryforward                      $       -
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $ 202,197
                                                    =========

The capital loss carryforward utilized during the period ended December 31, 2003 was $1,513.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                       $ 1,004,890
                                                  ===========
     Unrealized Appreciation                      $   202,197
     Unrealized (Depreciation)                              -
                                                  -----------
     Net Unrealized Appreciation (Depreciation)   $   202,197
                                                  ===========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 8

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of Asset Allocation-Moderate Growth Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation-Growth Moderate Portfolio (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Asset Allocation-Moderate Growth Portfolio 9

AEGON Bond

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Interest rates gradually moved upward during the year, primarily due to the strengthening economy. The year started off on a positive note for the bond market, as lingering economic weakness and the war with Iraq kept investors out of the equity market and focused on bonds. Disappointed with the pace of economic growth, the Federal Reserve Board cut interest rates in June 2003, bringing the federal funds rate to 1.0%, a 45-year low.

Successes in the Iraq war led to growing optimism regarding the economy's future growth prospects. Encouraged by improving corporate balance sheets, investors showed renewed confidence in the stock market, and volatility took hold in the bond market. Furthermore, an unexpected and powerful surge in economic growth during the third quarter caused bond yields to rise throughout the end of the year.

PERFORMANCE

For the year ended December 31, 2003, AEGON Bond returned 4.28%. By comparison its primary benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB") and its secondary benchmark, the Lehman Brothers U.S. Government/Credit Index returned 4.10% and 4.67%, respectively.

STRATEGY REVIEW

Our security selections during the one-year period were the primary drivers of the portfolio's excess return compared to the LBAB. For the year, the LBAB's corporate sector was the best-performing segment, while the mortgage sector was the worst performing area. Nevertheless, we kept the portfolio overweighted in the mortgage sector and underweighted in the corporate sector throughout the year. The portfolio's outperformance underscores the strength of our security selections in these key sectors.

Within the mortgage market, we continued to focus on collateralized mortgage obligations ("CMO"s), which generally are less sensitive to extension risk than the low-coupon mortgage-backed securities that comprise the LB Aggregate's mortgage component. Overall, mortgage refinancing slowed dramatically as the year progressed, dampening mortgage volatility.

In the corporate bond market, lower-credit-quality securities outperformed throughout the year. Our approach was to add selectively to the portfolio's corporate allocation, purchasing higher-quality names that we believed provided acceptable risk/reward postures.

Our overweight in the 10- to 15-year portion of the yield curve also enhanced the portfolio's relative return. The yield curve flattened considerably more in the two- to 10-year part of the curve. Additionally, our exposure in the 10- to 15-year segment contained U.S. Treasury STRIPS, which generally declined less in price than the comparable-maturity coupon Treasuries the LBAB holds.

Investment Team

Banc One Investment Advisors Corporation


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  AEGON Bond 1

AEGON Bond

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                                      LB Aggregate                Lehman
                 Initial Class         Bond Index             US Gov't/Credit

12/31/93           $10,000              $10,000                   $10,000
 3/31/94             9,510                9,713                     9,687
 6/30/94             9,312                9,613                     9,566
 9/30/94             9,286                9,672                     9,614
12/30/94             9,306                9,708                     9,649
 3/31/95             9,848               10,198                    10,130
 6/30/95            10,655               10,819                    10,787
 9/30/95            10,832               11,032                    10,994
12/31/95            11,445               11,502                    11,506
 3/31/96            11,003               11,298                    11,237
 6/30/96            10,968               11,362                    11,290
 9/30/96            11,128               11,572                    11,489
12/31/96            11,462               11,919                    11,840
 3/31/97            11,303               11,853                    11,738
 6/30/97            11,679               12,288                    12,165
 9/30/97            12,118               12,696                    12,591
12/31/97            12,511               13,070                    12,995
 3/31/98            12,699               13,274                    13,192
 6/30/98            13,010               13,584                    13,537
 9/30/98            13,730               14,158                    14,208
12/31/98            13,677               14,206                    14,226
 3/31/99            13,503               14,135                    14,056
 6/30/99            13,322               14,011                    13,902
 9/30/99            13,348               14,106                    13,977
12/31/99            13,275               14,089                    13,921
 3/31/00            13,645               14,400                    14,295
 6/30/00            13,750               14,651                    14,502
 9/30/00            14,071               15,092                    14,919
12/31/00            14,720               15,727                    15,570
 3/31/01            15,169               16,204                    16,068
 6/30/01            15,182               16,296                    16,117
 9/30/01            15,922               17,047                    16,884
12/31/01            15,909               17,055                    16,894
 3/31/02            15,869               17,071                    16,815
 6/30/02            16,520               17,701                    17,446
 9/30/02            17,247               18,512                    18,440
12/31/02            17,495               18,804                    18,759
 3/31/03            17,743               19,066                    19,067
 6/30/03            18,130               19,542                    19,740
 9/30/03            18,215               19,514                    19,640
12/31/03            18,244               19,576                    19,634


*Inception 10/02/1986

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                            From        Inception
                    1 year      5 years     10 years     Inception*       Date
                  ----------   ---------   ----------   ------------   ----------
Initial Class         4.28%       5.93%        6.20%        7.32%       10/2/86
LBAB(1)               4.10%       6.62%        6.95%        8.08%       10/2/86
LBGC(1)               4.67%       6.66%        6.98%        8.08%       10/2/86
-----                 ----        ----         ----         ----        -------
Service Class            -           -            -         1.78%        5/1/03
---------------       ----        ----         ----         ----        -------

NOTES
(1) The Lehman Brothers Aggregate Bond (LBAB) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source:
     Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  AEGON Bond 2

AEGON Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                               Principal               Value
                                        -----------------------   ---------------
U.S. GOVERNMENT OBLIGATIONS (11.8%)
  U.S. Government Strips
    Zero Coupon, due 02/15/2010               $     1,000         $     796
    Zero Coupon, due 02/15/2011                       700               526
    Zero Coupon, due 05/15/2012                     1,000               698
    Zero Coupon, due 11/15/2013 (a)                 3,000             1,915
    Zero Coupon, due 02/15/2014                       750               471
    Zero Coupon, due 02/15/2016                     1,650               909
    Zero Coupon, due 05/15/2016                     2,000             1,084
    Zero Coupon, due 02/15/2017 (a)                 8,400             4,332
    Zero Coupon, due 02/15/2019                       300               135
  U.S. Treasury Bond
    11.75%, due 11/15/2014 (a)                      4,000             5,737
    7.25%, due 05/15/2016                           2,000             2,494
    7.50%, due 11/15/2016 (a)                       2,750             3,501
    6.25%, due 08/15/2023 (a)                       5,000             5,699
    7.63%, due 02/15/2025                           1,000             1,321
    6.50%, due 11/15/2026                           1,500             1,765
                                                                  ---------
Total U.S. Government Obligations (cost: $28,982)                    31,383
                                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (52.6%)
  Fannie Mae
    7.00%, due 01/25/2008                           1,383             1,458
    8.00%, due 07/01/2009                             636               681
    6.50%, due 12/25/2012                             875               926
    6.50%, due 12/25/2012                           1,111             1,122
    5.00%, due 11/25/2015                           1,500             1,517
    7.00%, due 12/25/2016                           1,220             1,310
    9.50%, due 06/25/2018                             675               756
    5.00%, due 05/15/2023                             900               923
    5.50%, due 05/25/2023                             500               499
    6.50%, due 11/25/2025                             705               712
    8.00%, due 01/15/2030                           2,215             2,369
    7.25%, due 09/15/2030                           2,000             2,105
    7.25%, due 12/15/2030                           1,000             1,058
    7.00%, due 03/25/2031                             750               790
    6.50%, due 04/15/2031                           4,686             4,898
    7.00%, due 09/25/2031                           1,000             1,053
    7.00%, due 11/25/2031                             582               605
    6.00%, due 11/25/2031                             920               965
    6.50%, due 04/25/2032                           2,274             2,375
    5.75%, due 06/25/2033                             750               714
    6.50%, due 10/25/2042                             432               459
    7.50%, due 12/25/2042                             771               844
    6.50%, due 12/25/2042                           1,577             1,675
  Fannie Mae-Conventional Pool
    7.50%, due 01/01/2008                             564               598
    6.50%, due 04/01/2008                             628               661
    6.50%, due 04/01/2009                             434               461
    5.50%, due 06/01/2012                             508               536
    5.00%, due 12/01/2016                             463               473


                                               Principal               Value
                                        -----------------------   ---------------
  Fannie Mae-Conventional Pool
    (continued)
    6.50%, due 03/01/2017                     $       485         $     515
    5.50%, due 03/01/2017                           1,137             1,180
    5.50%, due 09/01/2017                             821               852
    9.00%, due 10/01/2019                             758               846
    9.00%, due 06/01/2025                             480               536
    6.00%, due 12/01/2032                             886               916
    6.00%, due 03/01/2033                             357               369
    6.00%, due 03/01/2033                             401               415
    6.00%, due 03/01/2033                             454               470
  Fannie Mae-Series 2001-12
    6.50%, due 12/25/2011                           2,030             2,068
  Fannie Mae-Series 2001-44
    7.00%, due 09/25/2031                           1,000             1,055
  Fannie Mae-Series 2001-5
    6.00%, due 03/25/2016                           1,000             1,070
  Fannie Mae-Series 2002-1
    6.50%, due 02/25/2022                           1,000             1,057
  Fannie Mae-Series 2002-18 PC
    5.50%, due 04/25/2017                           1,000             1,049
  Fannie Mae-Series 2002-48
    6.50%, due 11/25/2032                           1,000             1,052
  Fannie Mae-Series 2002-59
    6.50%, due 04/25/2032                           1,500             1,581
  Fannie Mae-Series 2002-W5
    6.00%, due 07/25/2029                           1,000             1,036
  Fannie Mae-Series 2500
    5.50%, due 12/15/2015                           2,250             2,343
  Fannie Mae-Series 2503
    5.50%, due 11/15/2015                           2,000             2,084
  Fannie Mae-Series G94-13
    7.00%, due 06/17/2022                           1,279             1,309
  Fannie Mae
    12.91%, due 10/25/2008 (c)                        400               437
    21.48%, due 02/25/2032 (c)                        297               353
    10.95%, due 07/25/2033 (c)                        319               266
    5.98%, due 08/25/2033 (c)                         382               312
    10.60%, due 09/25/2033                            221               219
  Fannie Mae Strip
    Zero Coupon, due 01/01/2033                       369               291
  Freddie Mac
    6.50%, due 02/15/2008                             422               435
    6.00%, due 02/15/2013                           1,327             1,414
    6.50%, due 02/15/2013                           1,785             1,825
    5.50%, due 09/15/2013                             919               961
    6.50%, due 10/15/2013                             190               195
    6.00%, due 12/15/2013                           1,500             1,606
    6.00%, due 12/15/2013                           4,000             4,245
    6.00%, due 08/15/2015                           2,000             2,092
    8.50%, due 11/15/2015                             171               177


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                   AEGON Bond 3

AEGON Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                           Principal               Value
                                    -----------------------   ---------------
  Freddie Mac (continued)
    6.00%, due 04/15/2016                 $     1,500         $   1,567
    3.50%, due 02/15/2017                       1,000             1,042
    6.00%, due 01/15/2019                         750               784
    8.50%, due 09/15/2020                         628               651
    5.50%, due 12/15/2022                       1,000             1,035
    7.50%, due 02/15/2023                       2,059             2,195
    7.00%, due 03/15/2024                       1,000             1,078
    7.50%, due 09/15/2028                         521               529
    7.00%, due 06/15/2029                       1,000             1,081
    6.00%, due 11/15/2029                         547               566
    6.50%, due 05/15/2030                         263               265
    6.00%, due 05/15/2030                         500               519
    7.50%, due 08/15/2030                         985             1,025
    6.50%, due 08/15/2031                         523               560
    7.00%, due 03/15/2032                       5,000             5,281
    6.50%, due 03/15/2032                         729               763
    6.38%, due 03/15/2032                       1,000             1,045
    7.00%, due 04/15/2032                       1,000             1,058
    7.00%, due 05/15/2032                       1,675             1,784
    6.50%, due 06/15/2032                         600               634
    6.50%, due 07/15/2032                         822               857
    6.00%, due 11/15/2032                         500               509
    6.00%, due 02/15/2033                         500               491
    7.00%, due 02/25/2043                         555               598
    6.50%, due 02/25/2043                       1,639             1,743
    7.00%, due 10/15/2030                       1,247             1,333
  Freddie Mac-Gold Pool
    6.50%, due 05/01/2009                         532               565
    6.50%, due 04/01/2016                         267               283
    6.50%, due 12/01/2017                         824               873
  Freddie Mac-Series 2345 PV
    6.50%, due 01/15/2024                         950               992
  Freddie Mac-Series 2357 VX
    6.50%, due 12/15/2017                       1,250             1,317
  Freddie Mac-Series 2392
    6.00%, due 12/15/2020                       1,000             1,044
  Freddie Mac-Series 2410
    5.50%, due 02/15/2009                       1,500             1,555
  Freddie Mac-Series 2527
    5.50%, due 10/15/2013                         925               958
  Freddie Mac-Series T-41
    7.50%, due 07/25/2032                       1,810             1,982
  Freddie Mac-Series T-51
    7.50%, due 08/25/2042                         795               871
  Freddie Mac (c)
    6.84%, due 03/15/2032                       1,314               121
    10.00%, due 03/25/2032                        178               195
    6.39%, due 02/15/2033                       2,167               280
    5.84%, due 02/15/2033                       3,378               370
    5.94%, due 03/15/2033                       3,362               384


                                           Principal               Value
                                    -----------------------   ---------------
  Freddie Mac (continued)
    7.26%, due 10/15/2003                 $       249         $     209
  Ginnie Mae
    Zero Coupon, due 03/16/2033                   251               223
    Zero Coupon, due 06/16/2033                   383               300
    5.50%, due 12/20/2013                         937               979
    6.50%, due 10/16/2024                       1,200             1,294
    9.00%, due 05/16/2027                         198               219
    6.50%, due 04/20/2029                         677               714
    7.50%, due 11/20/2029                       1,018             1,100
    8.50%, due 02/16/2030                         692               803
    8.00%, due 06/20/2030                         403               430
    7.50%, due 09/20/2030                       1,020             1,075
    6.50%, due 03/20/2031                       1,000             1,047
    7.00%, due 10/20/2031                         487               523
    6.50%, due 12/20/2031                         773               806
    5.50%, due 01/20/2032                       1,156               193
    6.50%, due 06/20/2032                         500               526
    6.50%, due 06/20/2032                       1,400             1,467
    6.50%, due 07/16/2032                       1,000             1,070
    6.50%, due 07/20/2032                         822               872
    6.50%, due 08/20/2032                         500               522
    6.50%, due 06/20/2033                         850               896
  Ginnie Mae-FHA/VA Pool
    7.50%, due 09/15/2009                         850               913
    8.00%, due 01/15/2016                         494               535
    7.00%, due 07/15/2017                         658               708
    6.50%, due 03/15/2023                         687               729
  Ginnie Mae-Series 1999-44
    8.00%, due 12/20/2029                         944             1,012
  Ginnie Mae-Series 2000-36
    7.33%, due 11/20/2030                         411               436
  Ginnie Mae-Series 2002-2
    6.50%, due 01/20/2019                         500               514
  Ginnie Mae-Series 2002-29
    6.50%, due 02/16/2013                         625               651
  Ginnie Mae-Series 2002-40
    6.50%, due 07/20/2022                       1,500             1,551
  Ginnie Mae-Series 2002-67
    6.00%, due 03/20/2013                       4,556             4,760
  Ginnie Mae-Series 2002-7
    6.50%, due 01/20/2032                       1,000             1,049
  Ginnie Mae-Series 2002-71
    6.00%, due 12/20/2014                         932               968
  Ginnie Mae (c)
    7.37%, due 04/20/2030                         196               197
    27.52%, due 04/20/2031                        330               413
    6.80%, due 04/16/2032                       2,050               228
                                                              ---------
Total U.S. Government Agency Obligations (cost: $140,889)       139,889
                                                              ---------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                   AEGON Bond 4

AEGON Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                      Principal               Value
                                               -----------------------   ---------------
FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
  United Mexican States
    4.63%, due 10/08/2008                            $       330         $     334
    6.38%, due 01/16/2013                                     75                78
    7.50%, due 04/08/2033                                    600               621
                                                                         ---------
Total Foreign Government Obligations (cost: $993)                            1,033
                                                                         ---------
MORTGAGE-BACKED SECURITIES (13.1%)
  Aetna Commercial Mortgage Trust
    1997-ALIC
    6.71%, due 01/15/2006                                  1,955             2,025
  American Housing Trust
    9.13%, due 04/25/2021                                    526               543
  CBM Funding Corporation
    7.08%, due 11/01/2007                                  1,621             1,752
  Citicorp Mortgage Securities, Inc.
    7.50%, due 04/25/2025                                    218               218
  Commercial Mortgage Asset Trust
    1999-C1
    6.59%, due 07/17/2008                                  2,000             2,224
  Commercial Mortgage Pass-Through
    Certificate
    6.30%, due 07/16/2034                                  4,000             4,247
  Countrywide Alternative Loan
    Trust-Series 2001-12
    6.50%, due 01/25/2032                                  1,414             1,418
  Countrywide Alternative Loan
    Trust-Series 2001-6
    7.00%, due 07/25/2031                                  1,054             1,063
  Countrywide Alternative Loan
    Trust-Series 2002-26
    6.75%, due 04/25/2032                                  1,000             1,023
  GE Capital Commercial Mortgage
    Corporation
    6.44%, due 08/11/2033                                  3,000             3,333
  LB Commercial Conduit Mortgage
    Trust 1999-C1
    6.41%, due 06/15/2031                                  1,492             1,585
  MASTR Asset Securitization Trust
    6.50%, due 07/25/2032                                    500               522
  Mellon Residential Funding
    Corporation (c)
    7.02%, due 03/25/2030                                    631               664
  Morgan Stanley Capital I Inc. (c)
    6.68%, due 11/15/2030                                  2,000             2,245
  Norwest Intergrated Structured Assets,
    Inc. 2000-1
    7.50%, due 03/25/2030                                    823               840
  Prudential Home Mortgage Securities
    6.75%, due 11/25/2008                                    910               909
    6.50%, due 02/25/2024                                  1,006             1,004


                                                      Principal               Value
                                               -----------------------   ---------------
  Prudential Securities Secured Financing
    Corporation
    6.51%, due 07/15/2008                            $     3,000         $   3,325
  Residential Accredit Loans, Inc.
    14.24%, due 10/25/2017 (c)                               306               331
    7.75%, due 12/25/2030                                    606               617
  Residential Accredit Loans, Inc.-Series
    2002-QS6
    6.50%, due 05/25/2032                                    429               435
  Residential Accredit Loans, Inc.-Series
    2003-QS3 (c)
    14.04%, due 02/25/2018                                   228               243
  Residential Asset Mortgage Products, Inc.
    6.29%, due 10/25/2031                                    459               469
  Structured Asset Securities Corporation
    6.85%, due 02/25/2031                                    390               391
  Vendee Mortgage Trust
    7.50%, due 02/15/2027                                  1,667             1,786
  Vendee Mortgage Trust-Series 2003-1
    5.75%, due 12/15/2020                                    700               728
  Washington Mutual Mortgage Securities
    Corporation-Series 2001-4
    6.63%, due 06/25/2031                                    703               704
  Washington Mutual MSC Mortgage
    Pass-Through Certificate
    Zero Coupon, due 03/25/2033                              328               268
                                                                         ---------
Total Mortgage-Backed Securities (cost: $33,731)                            34,912
                                                                         ---------
ASSET-BACKED SECURITIES (4.4%)
  AmeriCredit Automobile Receivables
    Trust 2001-D
    4.41%, due 11/12/2008                                  3,200             3,300
  AmeriCredit Automobile Receivables
    Trust 2002-A
    4.61%, due 01/12/2009                                    200               208
  Associates Automobile Receivables Trust
    2000-1
    7.83%, due 08/15/2007                                  1,500             1,544
  CIT RV Trust 1998-A
    6.09%, due 02/15/2012                                    813               824
  MBNA Credit Card Master Note
    Trust-Series 2003-C1 (c)
    2.86%, due 06/15/2012                                    150               157
  MBNA Master Credit Card Trust 1999-J
    7.85%, due 02/15/2012                                    300               349
  Nomura Asset Acceptance Corporation
    7.00%, due 04/25/2033                                    191               193
    6.00%, due 05/25/2033                                    500               514


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                   AEGON Bond 5

AEGON Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                  Principal               Value
                                           -----------------------   ---------------
  Onyx Acceptance Auto Trust 2002-C
    4.07%, due 04/15/2009                        $     1,000         $   1,031
  SYSTEMS 2001 Asset Trust Pass-
    Through Certificate, Class G-144A
    6.66%, due 09/15/2013                              1,521             1,681
  WFS Financial Owner Trust 2002-2
    4.50%, due 02/20/2010                              1,750             1,811
                                                                     ---------
Total Asset-Backed Securities (cost: $11,348)                           11,612
                                                                     ---------
CORPORATE DEBT SECURITIES (15.7%)
Air Transportation (0.2%)
  Continental Airlines, Inc.
    6.90%, due 01/02/2017                                380               319
  Delta Air Lines, Inc.
    6.42%, due 07/02/2012                                250               268
Auto Repair, Services & Parking (0.0%)
  PHH Corporation
    7.13%, due 03/01/2013                                100               112
Automotive (1.8%)
  DaimlerChrysler North America
    Holding Corporation
    7.38%, due 09/15/2006                              2,000             2,197
  Ford Motor Company
    6.63%, due 02/15/2028                                550               506
  General Motors Corporation
    6.85%, due 10/15/2008                              2,000             2,140
Business Credit Institutions (0.7%)
  CIT Group, Inc.
    6.63%, due 06/15/2005                                150               160
  Ford Motor Credit Company
    7.38%, due 10/28/2009                              1,000             1,098
  National Rural Utilities Cooperative
    Finance Corporation
    6.00%, due 05/15/2006                                300               324
  Principal Life Global Funding-144A
    6.25%, due 02/15/2012                                250               272
Business Services (0.1%)
  International Lease Finance Corporation
    4.50%, due 05/01/2008                                 75                77
    5.88%, due 05/01/2013                                 75                79
Chemicals & Allied Products (0.9%)
  Dow Chemical Company (The)
    6.13%, due 02/01/2011                                260               280
  DSM NV-144A
    6.75%, due 05/15/2009                              2,000             2,234
Commercial Banks (3.1%)
  Bank of America Corporation
    7.40%, due 01/15/2011                              2,000             2,346
  Citigroup Inc.
    7.25%, due 10/01/2010                                500               583

                                                  Principal               Value
                                           -----------------------   ---------------
Commercial Banks (continued)
  Corporacion Andina de Fomento
    5.20%, due 05/21/2013                        $       100         $     100
  First Union National Bank
    7.80%, due 08/18/2010                                250               302
  Morgan Chase & Co. (J.P.)
    6.75%, due 02/01/2011                              2,000             2,255
  Popular North America, Inc.
    4.25%, due 04/01/2008                                150               153
  Regions Financial Corporation
    7.00%, due 03/01/2011                              1,500             1,691
  State Street Corporation
    7.65%, due 06/15/2010                                300               359
  SunTrust Banks, Inc.
    6.38%, due 04/01/2011                                250               280
Communication (1.0%)
  Comcast Corporation
    5.50%, due 03/15/2011                                350               364
  Cox Communications, Inc.
    6.75%, due 03/15/2011                              1,500             1,699
  Liberty Media Corporation
    5.70%, due 05/15/2013                                 25                25
  Tele-Communications, Inc.
    9.80%, due 02/01/2012                                500               652
Computer & Office Equipment (0.1%)
  International Business Machines Corporation
    6.22%, due 08/01/2027                                250               265
Electric Services (0.7%)
  Appalachian Power Company
    4.80%, due 06/15/2005                                200               208
  Constellation Energy Group, Inc.
    7.00%, due 04/01/2012                                250               283
  Dominion Resources, Inc.
    6.25%, due 06/30/2012                                240               260
  DTE Energy Company
    6.65%, due 04/15/2009                                200               223
  Duke Energy Corporation
    4.20%, due 10/01/2008                                 50                50
    5.63%, due 11/30/2012                                200               208
  Exelon Generation Company, LLC
    6.95%, due 06/15/2011                                250               281
  Ohio Valley Electric Corporation-144A
    5.94%, due 02/12/2006                                125               134
  PSEG Power LLC
    7.75%, due 04/15/2011                                115               135
Food Stores (0.1%)
  Kroger Co. (The)
    8.05%, due 02/01/2010                                200               238


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                   AEGON Bond 6

AEGON Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                   Principal               Value
                                            -----------------------   ---------------
Gas Production & Distribution (0.0%)
  Southern California Gas Company
    4.80%, due 10/01/2012                         $       100         $     101
General Obligation-State (0.2%)
  Illinois State, Pension Funding,
    General Obligation Bonds, 5.10%,
    due 06/01/2003                                        600               552
Holding & Other Investment Offices (0.1%)
  EOP Operating Limited Partnership
    6.75%, due 02/15/2012                                 300               331
Insurance (0.1%)
  MGIC Investment Corporation
    6.00%, due 03/15/2007                                 150               161
Life Insurance (0.4%)
  ASIF Global Financing XIX-144A
    4.90%, due 01/17/2013                                 500               497
  ASIF Global Financing XX-144A
    2.65%, due 01/17/2006                                 200               202
  John Hancock Global Funding, Ltd.-144A
    7.90%, due 07/02/2010                                 300               357
Mortgage Bankers & Brokers (0.3%)
  Captiva Finance Ltd.-144A
    6.86%, due 11/30/2009                                 909               909
Mortgage-Backed (0.1%)
  Countrywide Home Loans, Inc.
    5.50%, due 02/01/2007                                  50                54
    3.25%, due 05/21/2008                                 250               246
Motion Pictures (0.4%)
  Time Warner Inc.
    8.18%, due 08/15/2007                                 400               463
    9.15%, due 02/01/2023                                 500               647
Paper & Allied Products (0.0%)
  International Paper Company
    6.50%, due 11/15/2007                                  50                55
    4.25%, due 01/15/2009                                  65                65
Personal Credit Institutions (2.2%)
  American General Finance Corporation
    4.50%, due 11/15/2007                                 170               177
    5.38%, due 10/01/2012                                 100               103
  General Electric Capital Corporation
    4.25%, due 01/15/2008                                 700               724
    4.63%, due 09/15/2009                                 500               520
    6.13%, due 02/22/2011                                 500               550
    5.88%, due 02/15/2012                                 200               215
    6.00%, due 06/15/2012                                 750               813
  General Motors Acceptance Corporation
    7.25%, due 03/02/2011                               1,500             1,646

                                                   Principal               Value
                                            -----------------------   ---------------
Personal Credit Institutions (continued)
  Household Finance Corporation
    6.40%, due 06/17/2008                         $       100         $     111
    6.75%, due 05/15/2011                                 760               856
  Toyota Motor Credit Corporation
    2.88%, due 08/01/2008                                 100                98
Railroads (0.1%)
  Burlington Northern Santa Fe Corporation
    7.13%, due 12/15/2010                                 200               232
Savings Institutions (0.1%)
  Washington Mutual Bank, FA
    6.88%, due 06/15/2011                                 250               283
Security & Commodity Brokers (1.1%)
  Goldman Sachs Group, Inc. (The)
    6.88%, due 01/15/2011                               1,000             1,136
  Lehman Brothers Holdings Inc.
    7.88%, due 08/15/2010                               1,000             1,198
  Morgan Stanley & Co. Inc.
    4.25%, due 05/15/2010                                 500               499
Telecommunications (1.9%)
  AT&T Wireless Services, Inc.
    7.50%, due 05/01/2007                                 225               252
    7.88%, due 03/01/2011                                 100               116
  BellSouth Corporation
    6.00%, due 10/15/2011                                 250               271
  BT Group PLC (d)
    8.88%, due 12/15/2030                               1,000             1,308
  France Telecom (d)
    9.00%, due 03/01/2011                                 200               240
  NYNEX Capital Funding Company
    8.23%, due 10/15/2009                                 400               479
  NYNEX Corporation
    9.55%, due 05/01/2010                                 262               311
  Sprint Capital Corporation
    6.88%, due 11/15/2028                                 800               781
  Verizon Communications Inc.
    7.51%, due 04/01/2009                                 475               546
    8.35%, due 12/15/2030                                 500               624
                                                                      ---------
Total Corporate Debt Securities (cost: $38,766)
                                                                         41,889
                                                                      ---------
SECURITY LENDING COLLATERAL (4.4%)
Debt (3.6%)
Bank Notes (0.2%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                  55                55
  Fleet National Bank
    1.00%, due 01/21/2004                                 208               208
  National Bank of Commerce
    1.19%, due 04/21/2004                                 173               173


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                   AEGON Bond 7

AEGON Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                         Principal               Value
                                                  -----------------------   ---------------
Commercial Paper (0.9%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                               $       104         $     104
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                        69                69
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                       104               104
    1.09%, due 01/13/2004                                        69                69
    1.08%, due 02/05/2004                                       138               138
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                       173               173
    1.09%, due 01/09/2004                                       104               104
    1.08%, due 01/16/2004                                       138               138
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                       173               173
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                       173               173
    1.09%, due 02/06/2004                                       173               173
    1.10%, due 02/09/2004                                       101               101
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                       173               173
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                       104               104
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                       201               201
    1.08%, due 02/17/2004                                       346               346
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                        69                69
Euro Dollar Overnight (0.2%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                       346               346
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                        14                14
    1.08%, due 01/06/2004                                       132               132
Euro Dollar Terms (0.9%)
  Bank of Montreal
    1.06%, due 01/15/2004                                        68                68
    1.06%, due 02/17/2004                                       139               139
  Bank of Scotland
    1.06%, due 04/02/2004                                       104               104
  Citigroup Inc.
    1.10%, due 01/22/2004                                       104               104
    1.09%, due 02/06/2004                                       139               139
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                        69                69
  Den Danske Bank
    1.08%, due 01/20/2004                                       346               346
    1.02%, due 01/30/2004                                       173               173

                                                         Principal               Value
                                                  -----------------------   ---------------
Euro Dollar Terms (continued)
  Royal Bank of Canada
    1.05%, due 02/27/2004                               $       346         $     346
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                       208               208
    1.08%, due 01/15/2004                                        69                69
    1.08%, due 01/20/2004                                        35                35
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                        35                35
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                       208               208
  Wells Fargo & Company
    1.04%, due 01/30/2004                                       277               277
Master Notes (0.3%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                       139               139
    1.14%, due 09/08/2004                                       208               208
  Morgan Stanley
    1.05%, due 06/21/2004                                       333               333
Medium Term Notes (0.2%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                       346               346
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                       104               104
Repurchase Agreements (0.9%) (b)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repuchase Agreement dated 12/31/2003
    to be repurchased at $811 on 01/02/2004                     811               811
  Merrill Lynch & Co., Inc.
    1.04% Repuchase Agreement dated 12/31/2003
    to be repurchased at $1,101 on 01/02/2004                 1,101             1,101
  Morgan Stanley
    1.11% Repuchase Agreement dated 12/31/2003
    to be repurchased at $658 on 01/02/2004                     658               658

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (0.8%)
Money Market Funds (0.8%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           169,935      $    170
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           414,908           415
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         1,804,157         1,804
                                                                ---------
Total Security Lending Collateral (cost: $11,749)                 11,749
                                                                ---------
Total Investment Securities (cost: $266,458)                    $272,467
                                                                =========
SUMMARY:
  Investments, at value                              102.4 %    $272,467
  Liabilities in excess of other assets               (2.4)%      (6,484)
                                                 ---------      ---------
  Net assets                                         100.0 %    $265,983
                                                 =========      =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  AEGON Bond 8

AEGON Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $11,392.
(b) Cash collateral for the Repurchase Agreements, valued at $2,622, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(c)  Floating or variable rate note. Rate is listed as of December 31, 2003.
(d) Securities are stepbonds. Coupon steps up or down by 25 BP for each rating downgrade or upgrade by Standard & Poor's or Moody's for each notch below A-/A3.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $6,286 or 2.36% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  AEGON Bond 9

AEGON Bond

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $266,458)
     (including $11,392 of securities loaned)                $272,467
  Cash                                                          3,446
  Receivables:
     Interest                                                   1,954
  Other                                                            11
                                                             ---------
                                                              277,878
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 111
     Distribution fees                                              1
  Payable for collateral for securities on loan                11,749
  Other                                                            34
                                                             ---------
                                                               11,895
                                                             ---------
Net Assets                                                   $265,983
                                                             =========
Net Assets Consist of:
  Capital stock, 75,000 shares authorized ($.01 par value)   $    211
  Additional paid-in capital                                  242,988
  Undistributed net investment income (loss)                   15,903
  Undistributed net realized gain (loss) from investment
     securities                                                   872
  Net unrealized appreciation (depreciation) on investment
     securities                                                 6,009
                                                             ---------
Net Assets                                                   $265,983
                                                             =========
Shares Outstanding:
  Initial Class                                                20,982
  Service Class                                                   100
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  12.61
  Service Class                                                 13.16


STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $ 17,564
  Income from loaned securities-net                         19
                                                      --------
                                                        17,583
                                                      --------
Expenses:
  Management and advisory fees                           1,465
  Transfer agent fees                                        2
  Printing and shareholder reports                          70
  Custody fees                                              79
  Administration fees                                       24
  Legal fees                                                 5
  Auditing and accounting fees                              12
  Directors fees                                            14
  Other                                                      8
  Service fees:
     Service Class                                           1
                                                      --------
  Total expenses                                         1,680
                                                      --------
Net Investment Income (Loss)                            15,903
                                                      --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities        4,563
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            (6,785)
                                                      --------
Net Gain (Loss) on Investment Securities                (2,222)
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 13,681
                                                      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 AEGON Bond 10

AEGON Bond

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $ 15,903         $  14,292
  Net realized gain (loss) from
     investment securities                               4,563             1,166
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         (6,785)           10,363
                                                      ---------        ---------
                                                        13,681            25,821
                                                      ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                     (14,289)          (10,650)
     Service Class                                          (2)                -
                                                      ----------       ---------
                                                       (14,291)          (10,650)
                                                      ----------       ---------
  From net realized gains:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                      ----------       ---------
                                                             -                 -
                                                      ----------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      57,976           131,358
     Service Class                                       1,453                 -
                                                      ----------       ---------
                                                        59,429           131,358
                                                      ----------       ---------
  Dividends and distributions reinvested:
     Initial Class                                      14,289            10,650
     Service Class                                           2                 -
                                                      ----------       ---------
                                                        14,291            10,650
                                                      ----------       ---------
  Cost of shares redeemed:
     Initial Class                                    (138,710)          (81,385)
     Service Class                                        (151)                -
                                                      ----------       ---------
                                                      (138,861)          (81,385)
                                                      ----------       ---------
                                                       (65,141)           60,623
                                                      ----------       ---------
Net increase (decrease) in net assets                  (65,751)           75,794
                                                      ----------       ---------
Net Assets:
  Beginning of year                                    331,734           255,940
                                                      ----------       ---------
  End of year                                         $265,983         $ 331,734
                                                      ==========       =========
Undistributed Net Investment
  Income (Loss)                                       $ 15,903         $  14,291
                                                      ==========       =========


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                       4,539            10,563
     Service Class                                         112                 -
                                                      ----------       ---------
                                                         4,651            10,563
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                       1,172               872
     Service Class                                           -                 -
                                                      ----------       ---------
                                                         1,172               872
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                     (10,887)           (6,685)
     Service Class                                         (12)                -
                                                      ----------       ---------
                                                       (10,899)           (6,685)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                           (5,076)            4,750
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 AEGON Bond 11

AEGON Bond

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   12.68     $   0.62        $   (0.10)      $   0.52
                12/31/2002        11.96         0.64              0.54          1.18
                12/31/2001        11.14         0.63              0.27          0.90
                12/31/2000        10.61         0.67              0.48          1.15
                12/31/1999        11.59         0.64            (0.97)         (0.33)
--------------- ----------    ---------     --------        ----------      --------
Service Class   12/31/2003        12.97         0.40            (0.17)          0.23
--------------- ----------    ---------     --------        ----------      --------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class     $  (0.59)      $ -      $   (0.59)     $   12.61
                     (0.46)        -          (0.46)         12.68
                     (0.08)        -          (0.08)         11.96
                     (0.62)        -          (0.62)         11.14
                     (0.65)        -          (0.65)         10.61
---------------   --------       ---      ---------      ---------
Service Class        (0.04)        -          (0.04)         13.16
---------------   --------       ---      ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           4.28%         $ 264,668        0.52%        0.52%            4.88%           27%
                12/31/2002           9.97            331,734        0.53         0.53             5.21            49
                12/31/2001           8.07            255,940        0.55         0.55             5.42            53
                12/31/2000          10.89            142,027        0.53         0.53             6.06            45
                12/31/1999          (2.94)           153,885        0.53         0.53             5.67            26
--------------- ----------          -----          ---------        ----         ----             ----            --
Service Class   12/31/2003           1.78              1,315        0.80         0.80             4.57            27
--------------- ----------          -----          ---------        ----         ----             ----            --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-October 2, 1986
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 AEGON Bond 12

AEGON Bond

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. AEGON Bond ("the Fund"), part of ATSF, began operations on October 2, 1986.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $8 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 AEGON Bond 13

AEGON Bond

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

      0.45% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

      0.70% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $9. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $16,536
  U.S. Government                                     70,397
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                 69,324
  U.S. Government                                     72,843

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 AEGON Bond 14

AEGON Bond

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $  10,650
       Long-term capital gains                -
     2003 Distributions paid from:
       Ordinary income                   14,291
       Long-term capital gains                -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 15,903
                                                    --------
     Undistributed Long-term Capital Gains          $    872
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  6,009
                                                    ========

The capital loss carryforward utilized during the period ended December 31, 2003 was $3,691.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 266,458
                                                    =========
     Unrealized Appreciation                        $  8,563
     Unrealized (Depreciation)                        (2,554)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  6,009
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 AEGON Bond 15

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of AEGON Bond


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEGON Bond (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 AEGON Bond 16

Alger Aggressive Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The 2003 New Year brought with it an end to the positive momentum experienced throughout the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, and waning consumer sentiment, equity markets trended downward during the first month of the year. The negative momentum continued into February. Despite solid growth in the manufacturing sector, investors continued to sell, as fear about a potential war with Iraq began to trump economic fundamentals. With the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. Mid and large-cap growth stocks lead the upturn. Despite substantial market volatility throughout the period, the Federal Reserve Board ("Fed") decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices moving substantially higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market in April. Stocks of all market capitalizations and styles surged higher during the first month of the quarter. The positive trend continued into May. Despite terrorist attacks in Saudi Arabia and Morocco as well as large trade deficits, investors chose to focus on rising consumer confidence and upbeat earnings outlooks from technology giants like Computer Associates International, Inc., International Business Machines Corporation and Intuit Inc. Most equity indices moved higher during the one-month period, with small-cap growth stocks leading the way. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cut by the Fed on June 25th, investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small cap growth stocks leading the advance. The general market optimism continued into August and buyers dominated the market during the second month of the quarter, as personal income and personal spending experienced significant growth. Furthermore, despite an electrical black-out of the Eastern Seaboard on August 14th, investor confidence continued to rise on the perpetual strength of the housing market and strong profit numbers from retailers such as The Home Depot, Inc., Lowe's Companies, Inc. and Wal-Mart Stores, Inc. Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September. Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets and the Organization of Petroleum Exporting Countries' (OPEC) surprise decision to cut oil output dragged stocks down during the final month of the quarter. While the Fed decided against any rate cuts during the three-month period, it indicated a commitment to maintaining low interest rates for the foreseeable future.

The fourth quarter of 2003 brought with it the continued advance of most equity indices. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest Gross Domestic Product (GDP) growth in almost twenty years, markets trended higher during the first month of the fourth quarter. The momentum continued into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the technology sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in twenty years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein in December further enthused investors. While stocks of all sizes performed well throughout the quarter, small and mid cap stocks performed especially well. As equity markets headed into the New Year, low interest rates, minimal inflation and solid economic fundamentals appeared to eclipse fear and uncertainty.

PERFORMANCE

For the year ended December 31, 2003, Alger Aggressive Growth returned 34.98%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 28.67%.

STRATEGY REVIEW

The portfolio benefited from strong security selection in the health care and information technology sectors and an underweighting in the relatively weak consumer staples sector in beating the S&P 500. As of December 31, 2003, the portfolio held 63 stocks with semiconductors and semiconductor equipment, communications equipment and biotechnology representing the top three industries. EBay Inc., Yahoo! Inc., Genentech, Inc., Pfizer Inc. and PeopleSoft, Inc. represent the portfolio's top holdings. Although there were shifts within the portfolio, strategy remained uniform, emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.


/s/ Frederick M. Alger

Frederick M. Alger


/s/ David Hyun

David Hyun
Co-Portfolio Managers
Fred Alger Management, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 1

Alger Aggressive Growth

--------------------------------------------------------------------------------

    Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 3/1/94 through 12/31/03

                             Initial Class                 S&P 500

   3/1/94                      $10,000                    $10,000
  3/31/94                        9,305                      9,565
  6/30/94                        9,032                      9,605
  9/30/94                        9,802                     10,073
 12/31/94                        9,874                     10,072
  3/31/95                       10,842                     11,051
  6/30/95                       13,040                     12,105
  9/30/95                       15,016                     13,066
 12/31/95                       13,628                     13,852
  3/31/96                       14,060                     14,596
  6/30/96                       14,410                     15,250
  9/30/96                       14,588                     15,721
 12/31/96                       15,052                     17,031
  3/31/97                       14,747                     17,488
  6/30/97                       17,284                     20,539
  9/30/97                       19,392                     22,077
 12/31/97                       18,702                     22,710
  3/31/98                       21,667                     25,876
  6/30/98                       23,822                     26,730
  9/30/98                       21,506                     24,076
 12/31/98                       27,807                     29,200
  3/31/99                       31,527                     30,654
  6/30/99                       32,708                     32,815
  9/30/99                       32,488                     30,768
 12/31/99                       46,999                     35,344
  3/31/00                       52,764                     36,153
  6/30/00                       43,550                     35,195
  9/30/00                       41,652                     34,854
 12/31/00                       32,274                     32,129
  3/31/01                       26,170                     28,322
  6/30/01                       28,611                     29,979
  9/30/01                       23,648                     25,580
 12/31/01                       26,965                     28,313
  3/31/02                       25,661                     28,391
  6/30/02                       21,453                     24,590
  9/30/02                       18,169                     20,344
 12/31/02                       17,692                     22,058
  3/31/03                       18,254                     21,362
  6/30/03                       21,291                     24,651
  9/30/03                       21,685                     25,303
 12/31/03                       23,881                     28,382


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                    From       Inception
                     1 year        5 years       Inception       Date
                  -----------   -------------   -----------   ----------
Initial Class         34.98%         (3.00)%        9.26%       3/1/94
S&P 500(1)            28.67%         (0.57)%       11.19%       3/1/94
---------------       -----          -----         -----        ------
Service Class             -              -         21.22%       5/1/03
---------------       -----          -----         -----        ------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc.
     2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 2

Alger Aggressive Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
                                                --------------------   ---------------
COMMON STOCKS (100.2%)
Amusement & Recreation Services (2.0%)
  Disney (Walt) Company (The)                           445,900        $  10,403
Apparel & Accessory Stores (3.1%)
  Gap, Inc. (The) (b)                                   417,300            9,686
  Pacific Sunwear of California, Inc. (a)               309,600            6,539
Business Services (5.2%)
  eBay Inc. (a)                                         357,300           23,078
  Monster Worldwide, Inc. (a)(b)                        171,500            3,766
Chemicals & Allied Products (0.0%)
  Procter & Gamble Company (The)                          1,900              190
Commercial Banks (5.6%)
  Bank of New York Company, Inc. (The)                  250,900            8,310
  Citigroup Inc.                                        280,300           13,606
  U.S. Bancorp                                          242,000            7,207
Communication (0.5%)
  SpectraSite, Inc. (a)                                  73,000            2,537
Communications Equipment (7.1%)
  Advanced Fibre Communications, Inc. (a)               560,300           11,289
  Ciena Corporation (a)                               1,239,600            8,231
  Comverse Technology, Inc. (a)                         446,900            7,861
  Corning Incorporated (a)(b)                           945,700            9,864
Computer & Data Processing Services (14.6%)
  Activision, Inc. (a)                                  346,100            6,299
  Cognizant Technology Solutions
    Corporation (a)                                     114,100            5,208
  Novell, Inc. (a)                                      552,000            5,807
  Oracle Corporation (a)                                435,900            5,754
  PeopleSoft, Inc. (a)                                  749,500           17,089
  United Online, Inc. (a)(b)                            373,950            6,279
  VERITAS Software Corporation (a)                      212,200            7,885
  Yahoo! Inc. (a)                                       493,200           22,278
Computer & Office Equipment (3.9%)
  Brocade Communications Systems, Inc. (a)            1,397,500            8,078
  Cisco Systems, Inc. (a)                               500,800           12,164
Drug Stores & Proprietary Stores (1.3%)
  Medco Health Solutions, Inc. (a)                      198,200            6,737
Educational Services (0.8%)
  Apollo Group, Inc.-Class A (a)                         62,850            4,274
Electronic Components & Accessories (11.2%)
  Broadcom Corporation-Class A (a)(b)                   478,600           16,315
  Intel Corporation                                     263,900            8,498
  Intersil Corporation-Class A                          339,500            8,437
  Micron Technology, Inc. (a)(b)                        558,000            7,516
  National Semiconductor Corporation (a)                215,200            8,481
  Texas Instruments Incorporated                        312,900            9,193


                                                       Shares               Value
                                                --------------------   ---------------
Furniture & Home Furnishings Stores (1.6%)
  Bed Bath & Beyond Inc. (a)                            195,600        $   8,479
Health Services (3.1%)
  Health Management Associates, Inc.-Class A (b)        240,400            5,770
  Quest Diagnostics Incorporated (a)                    143,800           10,512
Industrial Machinery & Equipment (6.5%)
  Applied Materials, Inc. (a)                           482,000           10,820
  Caterpillar, Inc.                                     116,500            9,672
  Kulicke and Soffa Industries, Inc. (a)(b)             538,000            7,736
  Novellus Systems, Inc. (a)                            128,100            5,387
Insurance (1.0%)
  MGIC Investment Corporation                            90,700            5,164
Leather & Leather Products (1.1%)
  Coach, Inc. (a)                                       149,000            5,625
Lumber & Other Building Materials (2.8%)
  Home Depot, Inc. (The)                                418,200           14,842
Manufacturing Industries (1.1%)
  International Game Technology                         158,100            5,644
Medical Instruments & Supplies (6.0%)
  Boston Scientific Corporation (a)                     458,000           16,836
  Guidant Corporation                                    91,400            5,502
  Varian Medical Systems, Inc. (a)                       42,600            2,944
  Zimmer Holdings, Inc. (a)                              82,100            5,780
Motion Pictures (2.3%)
  Time Warner Inc. (a)                                  668,600           12,027
Oil & Gas Extraction (1.2%)
  Halliburton Company                                   230,900            6,003
Personal Credit Institutions (1.7%)
  Capital One Financial Corporation (b)                 143,900            8,820
Pharmaceuticals (13.7%)
  Allergan, Inc.                                         35,900            2,757
  Amgen Inc. (a)                                        127,280            7,866
  Genentech, Inc. (a)                                   205,200           19,201
  Invitrogen Corporation (a)(b)                          43,000            3,010
  Millennium Pharmaceuticals, Inc. (a)                  451,400            8,428
  Pfizer Inc.                                           488,700           17,266
  QLT Inc. (a)(b)                                       254,000            4,788
  Teva Pharmaceutical Industries Ltd.-ADR               139,400            7,905
Retail Trade (0.0%)
  Staples, Inc. (a)                                       4,500              123
Security & Commodity Brokers (1.3%)
  Morgan Stanley                                        113,000            6,539
Telecommunications (1.2%)
  Nextel Communications, Inc.-Class A (a)               214,000            6,005


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Alger Aggressive Growth 3

Alger Aggressive Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
                                                --------------------   ---------------
Variety Stores (0.0%)
  Costco Wholesale Corporation (a)                    2,200             $     82
Water Transportation (0.3%)
  Royal Caribbean Cruises Ltd.                       38,500                1,339
                                                                        --------
Total Common Stocks (cost: $444,481)                                     521,731
                                                                        --------

                                                         Principal              Value
                                                   ---------------------   ---------------
SECURITY LENDING COLLATERAL (11.1%)
Debt (8.8%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                $      274        $     274
  Fleet National Bank
    1.00%, due 01/21/2004                                     1,027            1,027
  National Bank of Commerce
    1.19%, due 04/21/2004                                       856              856
Commercial Paper (2.3%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                       514              514
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                       341              341
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                       514              514
    1.09%, due 01/13/2004                                       342              342
    1.08%, due 02/05/2004                                       684              684
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                       854              854
    1.09%, due 01/09/2004                                       514              514
    1.08%, due 01/16/2004                                       682              682
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                       855              855
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                       855              855
    1.09%, due 02/06/2004                                       855              855
    1.10%, due 02/09/2004                                       499              499
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                       855              855
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                       514              514
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                       992              992
    1.08%, due 02/17/2004                                     1,709            1,709
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                       342              342
Euro Dollar Overnight (0.5%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                     1,712            1,712
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                        68               68
    1.08%, due 01/06/2004                                       651              651


                                                         Principal              Value
                                                   ---------------------   ---------------
Euro Dollar Terms (2.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                $      334        $     334
    1.06%, due 02/17/2004                                       685              685
  Bank of Scotland
    1.06%, due 04/02/2004                                       514              514
  Citigroup Inc.
    1.10%, due 01/22/2004                                       514              514
    1.09%, due 02/06/2004                                       685              685
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                       342              342
  Den Danske Bank
    1.08%, due 01/20/2004                                     1,712            1,712
    1.02%, due 01/30/2004                                       856              856
  Royal Bank of Canada
    1.05%, due 02/27/2004                                     1,712            1,712
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/04                                       1,027            1,027
    1.08%, due 01/15/2004                                       342              342
    1.08%, due 01/20/2004                                       171              171
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                       171              171
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                     1,027            1,027
  Wells Fargo & Company
    1.04%, due 01/30/2004                                     1,370            1,370
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                       685              685
    1.14%, due 09/08/2004                                     1,027            1,027
  Morgan Stanley
    1.05%, due 06/21/2004                                     1,644            1,644
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                     1,712            1,712
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                       514              514
Repurchase Agreements (2.4%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,006 on 01/02/2004                 4,006            4,006
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $5,444 on 01/02/2004                 5,444            5,444
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,253 on 01/02/2004                 3,253            3,253


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 4

Alger Aggressive Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares          Value
                                              ------------   ------------
Investment Companies (2.3%)
Money Market Funds (2.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                         839,834      $     840
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                       2,050,516          2,051
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                       8,916,323          8,916
                                                              ---------
Total Securities Lending (cost: $58,063)                         58,063
                                                              ---------
Total Investment Securities (cost: $502,544)                  $ 579,794
                                                              =========

SUMMARY:
  Investments, at value                          111.3 %      $ 579,794
  Liabilities in excess of other assets          (11.3)%        (58,796)
                                                 -----        ---------
  Net assets                                     100.0 %      $ 520,998
                                                 =====        =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $55,661.
(c) Cash collateral for the Repurchase Agreements, valued at $12,958, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 5

Alger Aggressive Growth

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $502,544)
     (including $55,661 of securities loaned)                 $579,794
  Receivables:
     Investment securites sold                                   1,272
     Interest                                                        2
     Dividends                                                     172
  Other                                                             48
                                                              --------
                                                               581,288
                                                              --------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  371
     Due to custodian                                            1,764
  Payable for collateral for securities on loan                 58,063
  Other                                                             92
                                                              --------
                                                                60,290
                                                              --------
Net Assets                                                    $520,998
                                                              ========
Net Assets Consist of:
  Capital stock, 125,000 shares authorized ($.01 par value)   $    360
  Additional paid-in capital                                   791,004
  Undistributed net investment income (loss)                         -
  Accumulated net realized gain (loss) from investment
     securities                                               (347,616)
  Net unrealized appreciation (depreciation) on investment
     securities                                                 77,250
                                                              --------
Net Assets                                                    $520,998
                                                              ========
Shares Outstanding:
  Initial Class                                                 35,962
  Service Class                                                     37
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  14.47
  Service Class                                                  14.45


STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $      57
  Dividends                                              2,636
  Income from loaned securities-net                         48
     Less withholding taxes on foreign dividends           (12)
                                                     ---------
                                                         2,729
                                                     ---------
Expenses:
  Management and advisory fees                           3,726
  Transfer agent fees                                        2
  Printing and shareholder reports                         189
  Custody fees                                              50
  Administration fees                                       21
  Legal fees                                                 6
  Auditing and accounting fees                              13
  Directors fees                                            17
  Other                                                     10
                                                     ---------
  Total expenses                                         4,034
                                                     ---------
Net Investment Income (Loss)                            (1,305)
                                                     ---------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       45,082
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            94,071
                                                     ---------
Net Gain (Loss) on Investment Securities               139,153
                                                     ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 137,848
                                                     =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 6

Alger Aggressive Growth

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $  (1,305)       $  (2,596)
  Net realized gain (loss) from
     investment securities                             45,082         (175,452)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        94,071          (48,327)
                                                    ---------        ---------
                                                      137,848         (226,375)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     58,804           90,105
     Service Class                                        650                -
                                                    ---------        ---------
                                                       59,454           90,105
                                                    ---------        ---------
  Proceeds from fund acquisition:
     Initial Class                                      6,330                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                        6,330                -
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (85,783)        (142,784)
     Service Class                                       (152)               -
                                                    ---------        ---------
                                                      (85,935)        (142,784)
                                                    ---------        ---------
                                                      (20,151)         (52,679)
                                                    ---------        ---------
Net increase (decrease) in net assets                 117,697         (279,054)
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   403,301          682,355
                                                    ---------        ---------
  End of year                                       $ 520,998        $ 403,301
                                                    =========        =========
Undistributed Net Investment
  Income (Loss)                                     $       -        $       -
                                                    =========        =========


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                      4,846            7,052
     Service Class                                         48                -
                                                    ---------        ---------
                                                        4,894            7,052
                                                    ---------        ---------
  Shares issued-on fund acquisition:
     Initial Class                                        531                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                          531                -
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                     (7,051)         (11,179)
     Service Class                                        (11)               -
                                                    ---------        ---------
                                                       (7,062)         (11,179)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                          (1,637)          (4,127)
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 7

Alger Aggressive Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   10.72    $   (0.04)       $     3.79     $     3.75
                12/31/2002        16.34        (0.07)            (5.55)         (5.62)
                12/31/2001        19.56        (0.03)            (3.19)         (3.22)
                12/31/2000        33.28        (0.09)           (10.03)        (10.12)
                12/31/1999        22.44        (0.15)            14.95          14.80
--------------- ----------    ---------    ---------        ----------     ----------
Service Class   12/31/2003        11.92        (0.05)             2.58           2.53
--------------- ----------    ---------    ---------        ----------     ----------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $       -    $       -     $       -     $   14.47
                         -            -             -         10.72
                         -            -             -         16.34
                     (0.42)       (3.18)        (3.60)        19.56
                     (1.54)       (2.42)        (3.96)        33.28
---------------  ---------    ---------     ---------     ---------
Service Class            -            -             -         14.45
---------------  ---------    ---------     ---------     ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           34.98%       $   520,459       0.87%        0.87%           (0.28)%         164%
                12/31/2002          (34.39)           403,301       0.90         0.90            (0.49)          197
                12/31/2001          (16.45)           682,355       0.97         0.97            (0.15)          104
                12/31/2000          (31.33)           907,696       0.86         0.86            (0.31)          123
                12/31/1999           69.02          1,117,511       0.89         0.89            (0.56)          102
--------------- ----------          ------        -----------       ----         ----            -----           ---
Service Class   12/31/2003           21.22                539       1.13         1.13            (0.55)          164
--------------- ----------          ------        -----------       ----         ----            -----           ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-March 1, 1994
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 8

Alger Aggressive Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Alger Aggressive Growth ("the Fund"), part of ATSF, began operations on March 1, 1994.

The fund will merge into Transamerica Equity effective the close of business on April 30, 2004, subject to approval by Policyowners.

On May 1, 2003, the Fund acquired all the net assets of Value Line Aggressive Growth pursuant to a plan of reorganization approved by shareholders of Value Line Aggressive Growth on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 531 shares of the Fund for the 990 shares of Value Line Aggressive Growth outstanding on April 30, 2003. Value Line Aggressive Growth's net assets at that date ($6,330), including ($303) of unrealized depreciation were combined with those of the Fund, resulting in combined net assets of $443,273.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Overdraft: At December 31, 2003 the Fund was in a cash overdraft. The amount of the cash overdraft is included as Due to Custodian in the accompanying Statement of Assets and Liabilities. The Fund pays monthly overdraft charges based on the average daily overdraft balance during the month. The average balance is multiplied by a rate equal to 0.50% plus the federal funds rate. As of December 31, 2003, this rate was 1.50%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $20 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 9

Alger Aggressive Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $1,390 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2003, were $253.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 10

Alger Aggressive Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $18. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 731,645
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  736,358
  U.S. Government                                          130

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                         $   916
     Undistributed net investment income (loss)           1,305
     Undistributed net realized capital gains (loss)     (2,221)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (346,750)
                                                    ===========
     Post October Capital Loss                      $      (854)
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $    77,239
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
$    1,037     December 31, 2008
   194,199     December 31, 2009
   151,514     December 31, 2010

As part of the Fund's acquisition of Value Line Aggressive Growth, the Fund obtained a net capital loss carryforward of approximately $2,948 from Value Line Aggressive Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the carryover available.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $502,555
                                                    ========
     Unrealized Appreciation                        $ 84,436
     Unrealized (Depreciation)                        (7,197)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 77,239
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of Alger Aggressive Growth


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alger Aggressive Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Alger Aggressive Growth 12

American Century Income & Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT
After a slow start, U.S. economic conditions improved significantly during 2003. Growth picked up dramatically in the third quarter of 2003 due largely to low interest rates and tax cuts. The U.S. stock market staged an impressive rally in 2003 after stumbling in the first quarter. Small- and medium-sized stocks advanced more than large companies. Financials, technology, and consumer-cyclicals accounted for the majority of the Standard and Poor's 500 Composite Stock Index's ("S&P 500") positive return, but every economic sector in the index also posted gains for the year. In 2003, stocks snapped a long losing streak -- it was the first calendar year since 1999 with positive returns for the major U.S. indices.

PERFORMANCE
For the year ended December 31, 2003, American Century Income & Growth returned 28.79%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW
Our risk evaluation and sector weightings are positioned relative to the S&P 500, so the same sectors that drove the index higher, financials, tech, and consumer cyclicals, also helped the portfolio post a solid absolute return. In terms of relative performance, stock selection worked best in the consumer cyclical and energy sectors. The portfolio's value orientation helped during the year, but there were a couple of disappointments, namely, our consumer services and technology stocks gained less than the S&P 500's holdings in those sectors. In addition, we held a slight overweight in telecommunications because the sector offers relatively high dividend yields and low valuations. But telecommunications lagged, detracting from performance.

Taking a closer look, stock selection added the most value in the consumer cyclicals sector. That is because consumer cyclicals produced two of the portfolio's top stock picks, Ford Motor Company and Federated Department Stores, Inc. Both were relatively cheap stocks that investors bid up upon seeing improvement in their business fundamentals. The portfolio also held overweights in several homebuilders, Centex Corporation, KB Home, NVR, Inc. and The Ryland Group, Inc. Those companies performed relatively well, as demand for housing remained solid. In addition, the portfolio held less Wal-Mart Stores, Inc. than the S&P 500. That helped because the retailer's premium-priced stock lagged its industry. On the downside, we held an overweight in J.C. Penney Company, Inc., whose shares struggled during the year. The portfolio's solid performance in consumer cyclicals was offset by stock selection in the consumer services sector. In that sector, portfolio pick Eastman Kodak Company missed earnings and cut its dividend, sending its shares lower.

Energy stocks also posted solid returns, as oil prices remained stubbornly high. Two of the portfolio's picks in the refining industry, Marathon Oil Corporation and Sunoco, Inc., outperformed their peers, giving the portfolio an advantage over the S&P 500. Overweights in ChevronTexaco Corporation and Occidental Petroleum Corporation also helped.

Technology shares rallied more than any other sector, as business spending returned after a long hiatus. The portfolio's technology stocks posted solid absolute returns, but slightly lagged the S&P 500. That is because we entirely avoided or underweighted some of the biggest gainers in technology, such as eBay, Yahoo! Inc., Cisco Systems, Inc., EMC Corporation, Motorola, Inc., Corning Incorporated and Lucent Technologies Inc. Those stocks appeared much too expensive to our investment process, even after plummeting for the last three years. But investors flocked back to these names in 2003, pushing them to large gains.

Add it all up, and the portfolio slightly outperformed its benchmark in 2003. Going forward, we will continue to apply our investment process to select attractively valued stocks.


/s/ John Schniedwind

John Schniedwind


/s/ Kurt Borgwardt

Kurt Borgwardt
Co-Portfolio Managers
American Century Investment Management, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century Income & Growth 1

American Century Income & Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/01 through 12/31/03

                            Initial Class                 S & P 500
  5/1/01                      $10,000                     $10,000
 6/30/01                        9,870                       9,822
 9/30/01                        8,620                       8,381
12/31/01                        9,480                       9,277
 3/31/02                        9,570                       9,302
 6/30/02                        8,490                       8,057
 9/30/02                        7,063                       6,665
12/31/02                        7,643                       7,227
 3/31/03                        7,343                       6,999
 6/30/03                        8,533                       8,076
 9/30/03                        8,709                       8,290
12/31/03                        9,843                       9,299



Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From        Inception
                     1 year       Inception        Date
                  -----------   -------------   ----------
Initial Class         28.79%        (0.60)%       5/1/01
S&P 500(1)            28.67%        (2.69)%       5/1/01
---------------       -----         -----         ------
Service Class             -         24.40%        5/1/03
---------------       -----         -----         ------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc.
     2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century Income & Growth 2

American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
                                                 --------------------   ---------------
CONVERTIBLE PREFERRED STOCKS (0.4%)
Automotive (0.2%)
  Ford Motor Company Capital Trust II                        2              $    100
Computer & Office Equipment (0.2%)
  Xerox Corporation                                        800                   104
                                                                            --------
Total Convertible Preferred Stocks (cost: $165)                                  204
                                                                            --------
PREFERRED STOCKS (0.1%)
Automotive (0.1%)
  General Motors Corporation                             2,236                    60
                                                                            --------
Total Preferred Stocks (cost: $50)                                                60
                                                                            --------
COMMON STOCKS (99.3%)
Aerospace (0.2%)
  United Technologies Corporation                        1,022                    97
Air Transportation (0.4%)
  Delta Air Lines, Inc. (b)                              1,291                    15
  FedEx Corporation                                      1,672                   113
  Southwest Airlines Co.                                 5,276                    85
Amusement & Recreation Services (1.2%)
  Disney (Walt) Company (The)                           25,211                   588
  Harrah's Entertainment, Inc.                           2,162                   108
Apparel & Accessory Stores (0.3%)
  Claire's Stores, Inc.                                  2,938                    55
  Gap, Inc. (The) (b)                                    5,721                   133
Automotive (2.5%)
  American Axle & Manufacturing
    Holdings, Inc. (a)                                     751                    30
  Ford Motor Company (b)                                89,355                 1,430
  Honeywell International Inc.                             477                    16
Automotive Dealers & Service Stations (0.0%)
  Advance Auto Parts, Inc. (a)                             170                    14
Beverages (0.4%)
  Coors (Adolph) Company (b)                             3,374                   189
  PepsiCo, Inc.                                            535                    25
Business Services (1.0%)
  CheckFree Holdings Corporation (a)(b)                  1,689                    47
  Rent-A-Center, Inc. (a)                                9,102                   272
  Viad Corp                                             11,163                   279
Chemicals & Allied Products (4.8%)
  Monsanto Company                                      34,276                   986
  Procter & Gamble Company (The)                        13,987                 1,397
  RPM, Inc.                                              4,520                    74
  Sherwin-Williams Company (The)                        12,569                   437
Commercial Banks (12.8%)
  Bank of America Corporation                           30,480                 2,452
  Bank One Corporation                                     293                    13
  Citigroup Inc.                                        41,345                 2,007


                                                        Shares               Value
                                                 --------------------   ---------------
Commercial Banks (continued)
  First Tennessee National Corporation                   1,951              $     86
  FleetBoston Financial Corporation                      5,845                   255
  MBNA Corporation                                       2,616                    65
  Morgan Chase & Co. (J.P.)                             39,868                 1,464
  PNC Financial Services Group, Inc. (The)               3,834                   210
  UnionBanCal Corporation                                5,389                   310
  Wachovia Corporation                                   8,212                   383
  Wells Fargo & Company                                  7,059                   416
Communication (1.0%)
  PanAmSat Corporation (a)                               8,160                   176
  Viacom, Inc.-Class B                                   9,502                   422
Communications Equipment (0.3%)
  Motorola, Inc.                                         1,898                    27
  QUALCOMM Incorporated                                  1,464                    79
  Scientific-Atlanta, Inc.                               1,833                    50
Computer & Data Processing Services (4.8%)
  Computer Associates International, Inc.                  459                    13
  Computer Sciences Corporation (a)                      5,920                   262
  Convergys Corporation (a)                             12,426                   217
  EarthLink, Inc. (a)                                   10,800                   108
  Electronic Arts Inc. (a)                                 500                    24
  Electronic Data Systems Corporation (b)                5,044                   124
  Microsoft Corporation                                 57,071                 1,572
  Oracle Corporation (a)                                14,869                   196
  Take-Two Interactive Software, Inc. (a)(b)             2,010                    58
  United Online, Inc. (a)(b)                             4,957                    83
  VeriSign, Inc. (a)                                    13,549                   221
Computer & Office Equipment (4.3%)
  Cisco Systems, Inc. (a)                               23,795                   578
  Dell Computer Corporation (a)                          4,697                   160
  Hewlett-Packard Company                               34,160                   785
  International Business Machines
    Corporation                                          8,899                   825
  Storage Technology Corporation (a)                     2,339                    60
  Western Digital Corporation (a)                       14,159                   167
  Xerox Corporation (a)(b)                               2,344                    32
Construction (0.7%)
  KB Home (b)                                            3,528                   256
  NVR, Inc. (a)                                            298                   139
Department Stores (4.2%)
  Federated Department Stores, Inc.                     33,409                 1,575
  May Department Stores Company (The) (b)               23,671                   688
  Sears, Roebuck and Co. (b)                             6,130                   279
Electric Services (2.7%)
  Duquesne Light Holdings, Inc.                          1,569                    29
  Edison International (a)                              40,470                   888
  Great Plains Energy Incorporated                      10,793                   343


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            American Century Income & Growth 3

American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
                                                --------------------   ---------------
Electric Services (continued)
  OGE Energy Corp.                                      1,691              $     41
  TXU Corp.                                            14,364                   341
Electric, Gas & Sanitary Services (1.7%)
  Exelon Corporation                                   10,404                   690
  PG&E Corporation (a)(b)                               2,418                    67
  Sempra Energy                                         4,438                   133
  UGI Corporation                                       3,740                   127
Electrical Goods (1.0%)
  Arrow Electronics, Inc. (a)                           9,286                   215
  Avnet, Inc. (a)(b)                                   18,993                   411
Electronic & Other Electric Equipment (2.1%)
  Eaton Corporation                                       656                    71
  General Electric Company                             30,637                   949
  Whirlpool Corp.                                       3,475                   252
Electronic Components & Accessories (5.2%)
  Benchmark Electronics, Inc. (a)(b)                    4,305                   150
  Intel Corporation                                    72,348                 2,330
  Sanmina Corporation (a)(b)                           19,428                   245
  Texas Instruments Incorporated                        3,660                   108
  Tyco International Ltd.                              10,032                   266
Fabricated Metal Products (0.8%)
  Fortune Brands, Inc.                                  6,367                   455
Food & Kindred Products (3.1%)
  Altria Group, Inc.                                   19,305                 1,051
  Archer Daniels Midland Co.                           13,656                   208
  ConAgra Foods, Inc.                                  10,855                   286
  Sara Lee Corporation                                  2,388                    52
  Tyson Foods, Inc.-Class A (b)                        20,474                   271
Gas Production & Distribution (0.4%)
  ONEOK, Inc. (b)                                      10,817                   239
Health Services (0.2%)
  LabOne, Inc.                                          6,806                   138
Holding & Other Investment Offices (0.9%)
  CBL & Associates Properties, Inc.                     2,334                   132
  Equity Office Properties Trust                        9,355                   268
  General Growth Properties, Inc.                       2,472                    69
  Simon Property Group, Inc.                            1,100                    51
Industrial Machinery & Equipment (0.1%)
  Black & Decker Corporation (The)                        753                    37
  Briggs & Stratton Corporation                           622                    42
Instruments & Related Products (1.3%)
  Eastman Kodak Company (b)                            30,388                   780
Insurance (5.7%)
  ACE Limited                                          13,369                   554
  Allstate Corporation (The)                            7,984                   343


                                                       Shares               Value
                                                --------------------   ---------------
Insurance (continued)
  Fidelity National Financial, Inc.                    21,582              $    837
  First American Corporation (The)                     18,973                   565
  Health Net Inc. (a)                                  10,743                   351
  Humana Inc. (a)                                       8,721                   199
  Principal Financial Group, Inc.                       5,016                   166
  W.R. Berkley Corporation                             12,485                   436
Life Insurance (1.0%)
  AmerUs Group Co.                                      9,290                   325
  Protective Life Corporation                           7,734                   262
Lumber & Other Building Materials (0.1%)
  Home Depot, Inc. (The)                                  986                    35
Lumber & Wood Products (0.5%)
  Georgia-Pacific Corporation                             418                    13
  Louisiana-Pacific Corporation (a)                     3,881                    69
  Rayonier, Inc.                                        4,404                   183
  Weyerhaeuser Company                                  1,009                    65
Motion Pictures (2.7%)
  Blockbuster Inc.-Class A                              8,715                   156
  Fox Entertainment Group, Inc.-Class A (a)             1,661                    48
  Netflix, Inc. (a)(b)                                  1,304                    71
  Regal Entertainment Group-Class A (b)                15,156                   311
  Time Warner Inc. (a)                                 58,865                 1,058
Oil & Gas Extraction (1.3%)
  ConocoPhillips                                        5,572                   365
  Occidental Petroleum Corporation                      7,340                   310
  Schlumberger Limited                                  2,006                   110
Paper & Allied Products (0.3%)
  Bemis Company, Inc.                                   3,457                   173
Paper & Paper Products (0.3%)
  United Stationers Inc. (a)                            5,075                   208
Personal Services (0.5%)
  Block (H&R), Inc.                                     3,114                   172
  Cendant Corporation (a)                               7,067                   157
Petroleum Refining (7.1%)
  Amerada Hess Corporation                                445                    24
  ChevronTexaco Corporation                            17,502                 1,512
  Exxon Mobil Corporation                               9,312                   382
  Marathon Oil Corporation                             40,647                 1,345
  Sunoco, Inc.                                         19,569                 1,001
Pharmaceuticals (9.7%)
  Abbott Laboratories                                   3,599                   168
  Amgen Inc. (a)                                        9,987                   617
  Bristol-Myers Squibb Co.                             31,273                   894
  Endo Pharmaceutical Holdings Inc. (a)                 2,634                    51
  Invitrogen Corporation (a)                              195                    14
  Johnson & Johnson                                    16,504                   853


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            American Century Income & Growth 4

American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
                                              --------------------   ---------------
Pharmaceuticals (continued)
  King Pharmaceuticals, Inc. (a)                     12,925              $    197
  Kos Pharmaceuticals, Inc. (a)(b)                      747                    32
  McKesson HBOC, Inc.                                 9,721                   313
  Merck & Co., Inc.                                  26,240                 1,211
  Pfizer Inc.                                        36,617                 1,293
  Pharmaceutical Resources, Inc. (a)                    409                    27
  Valeant Pharmaceuticals International               2,318                    58
  Wyeth                                               2,676                   114
Primary Metal Industries (0.0%)
  Engelhard Corporation                                 806                    24
Radio, Television & Computer Stores (0.1%)
  RadioShack Corporation                              1,253                    38
Railroads (0.4%)
  Burlington Northern Santa Fe
    Corporation                                       1,995                    65
  CSX Corporation                                     1,336                    48
  Norfolk Southern Corporation                        1,995                    47
  Union Pacific Corporation                           1,547                   107
Retail Trade (0.3%)
  Barnes & Noble, Inc. (a)                            5,525                   181
Rubber & Misc. Plastic Products (0.2%)
  Carlisle Companies Incorporated                     1,897                   115
Savings Institutions (0.8%)
  Flagstar Bancorp, Inc.                              1,864                    40
  Washington Mutual, Inc.                            11,478                   460
Security & Commodity Brokers (1.5%)
  Lehman Brothers Holdings Inc.                         163                    13
  Merrill Lynch & Co., Inc.                           8,596                   504
  Morgan Stanley                                      6,384                   369
Telecommunications (5.1%)
  ALLTEL Corporation                                  8,954                   417
  AT&T Corp. (b)                                      4,846                    98
  BellSouth Corporation                              20,858                   590
  Nextel Communications, Inc.-Class A (a)            18,124                   509
  SBC Communications Inc.                            18,769                   489
  Sprint Corporation (FON Group) (b)                 25,668                   421
  Verizon Communications, Inc.                       16,014                   562
Tobacco Products (0.3%)
  R.J. Reynolds Tobacco Holdings, Inc. (b)            3,354                   195
Transportation Equipment (0.0%)
  General Dynamics Corporation                          130                    12
Trucking & Warehousing (0.8%)
  United Parcel Service, Inc.-Class B                 6,236                   465
U.S. Government Agencies (1.1%)
  Fannie Mae                                          8,888                   667


                                                     Shares               Value
                                              --------------------   ---------------
Wholesale Trade Durable Goods (0.2%)
  Fisher Scientific International Inc. (a)            2,169              $     90
  IKON Office Solutions, Inc.                         4,694                    56
Wholesale Trade Nondurable Goods (0.9%)
  SUPERVALU INC.                                     18,186                   520
                                                                         --------
Total Common Stocks (cost: $50,858)
                                                                           59,712
                                                                         --------


                                              Principal       Value
                                             -----------   -----------
SECURITY LENDING COLLATERAL (10.4%)
Debt (8.3%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                       $  30      $     30
  Fleet National Bank
    1.00%, due 01/21/2004                         111           111
  National Bank of Commerce
    1.19%, due 04/21/2004                          92            92
Commercial Paper (2.1%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                          55            55
  Delaware Funding Corporation
    1.08%, due 01/07/2004                          37            37
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                          55            55
    1.09%, due 01/13/2004                          37            37
    1.08%, due 02/05/2004                          74            74
  General Electric Capital Corporation
    1.09%, due 01/08/2004                          92            92
    1.09%, due 01/09/2004                          55            55
    1.08%, due 01/16/2004                          74            74
  Govco Incorporated-144A
    1.07%, due 02/05/2004                          92            92
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                          92            92
    1.09%, due 02/06/2004                          92            92
    1.10%, due 02/09/2004                          54            54
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                          92            92
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                          55            55
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                         107           107
    1.08%, due 02/17/2004                         187           187
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                          37            37
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                         187           187
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                           7             7
    1.08%, due 01/06/2004                          70            70


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            American Century Income & Growth 5

American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal        Value
                                                   --------------   -----------
Euro Dollar Terms (2.1%)
  Bank of Montreal
    1.06%, due 01/15/2004                            $       36      $     36
    1.06%, due 02/17/2004                                    74            74
  Bank of Scotland
    1.06%, due 04/02/2004                                    55            55
  Citigroup Inc.
    1.10%, due 01/22/2004                                    55            55
    1.09%, due 02/06/2004                                    74            74
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                    37            37
  Den Danske Bank
    1.08%, due 01/20/2004                                   186           186
    1.02%, due 01/30/2004                                    92            92
  Royal Bank of Canada
    1.05%, due 02/27/2004                                   185           185
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                   111           111
    1.08%, due 01/15/2004                                    37            37
    1.08%, due 01/20/2004                                    18            18
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                    18            18
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                   111           111
  Wells Fargo & Company
    1.04%, due 01/30/2004                                   148           148
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                    74            74
    1.14%, due 09/08/2004                                   111           111
  Morgan Stanley
    1.05%, due 06/21/2004                                   178           178
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                   185           185
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                    55            55


                                                      Principal        Value
                                                   --------------   -----------
Repurchase Agreements (2.3%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $433 on 01/02/2004          $      433      $    433
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $588 on 01/02/2004                 588           588
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $351 on 01/02/2004                 351           351


                                                    Shares          Value
                                                -------------   ------------
Investment Companies (2.1%)
Money Market Funds (2.1%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                            90,736        $     91
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           221,538             223
  Merrimac Cash Series Fund Premium Class
    1-day yield of 0.98%                           963,322             963
                                                                  --------
Total Security Lending Collateral (cost: $6,273)                     6,273
                                                                  --------
Total Investment Securities (cost: $57,346)                       $ 66,249
                                                                  ========
SUMMARY:
  Investments, at value                              110.2 %      $ 66,249
  Liabilities in excess of other assets (d)          (10.2)%        (6,122)
                                                   -------        --------
  Net assets                                         100.0 %      $ 60,127
                                                   =======        ========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $6,004.
(c) Cash collateral for the Repurchase Agreements, valued at $1,400, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century Income & Growth 6

American Century Income & Growth

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $57,346)
     (including $6,004 of securities loaned)                  $ 66,249
  Cash                                                             107
  Receivables:
     Dividends                                                      94
  Other                                                              5
                                                              --------
                                                                66,455
                                                              --------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   48
  Payable for collateral for securities on loan                  6,273
  Other                                                              7
                                                              --------
                                                                 6,328
                                                              --------
Net Assets                                                    $ 60,127
                                                              ========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)    $     61
  Additional paid-in capital                                    51,983
  Undistributed net investment income (loss)                       655
  Accumulated net realized gain (loss) from investment
     securities and futures contracts                           (1,475)
  Net unrealized appreciation (depreciation) on
     investment securities                                       8,903
                                                              --------
Net Assets                                                    $ 60,127
                                                              ========
Shares Outstanding:
  Initial Class                                                  6,114
  Service Class                                                     15
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $   9.81
  Service Class                                                   9.82

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $      2
  Dividends                                               1,155
  Income from loaned securities-net                           2
                                                       --------
                                                          1,159
                                                       --------
Expenses:
  Management and advisory fees                              422
  Transfer agent fees                                         2
  Printing and shareholder reports                           13
  Custody fees                                               33
  Administration fees                                        20
  Legal fees                                                  1
  Auditing and accounting fees                               10
  Directors fees                                              2
  Other                                                       1
                                                       --------
  Total expenses                                            504
                                                       --------
Net Investment Income (Loss)                                655
                                                       --------
Net Realized Gain (Loss) from:
  Investment securities                                     785
  Futures contracts                                          53
                                                       --------
                                                            838
                                                       --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  11,137
  Futures contracts                                          12
                                                       --------
                                                         11,149
                                                       --------
Net Gain (Loss) on Investment Securities and Futures
  Contracts                                              11,987
                                                       --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      $ 12,642
                                                       ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century Income & Growth 7

American Century Income & Growth

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,       December 31,
                                                          2003               2002
                                                   ------------------ ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $   655            $   150
  Net realized gain (loss) from
     investment securities and
     futures contracts                                    838             (2,277)
  Net unrealized appreciation
     (depreciation) on investment
     securities and futures contracts                  11,149             (2,432)
                                                      -------            -------
                                                       12,642             (4,559)
                                                      -------            -------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (146)                (7)
     Service Class                                          -                  -
                                                      -------            -------
                                                         (146)                (7)
                                                      -------            -------
  From net realized gains:
     Initial Class                                          -                  -
     Service Class                                          -                  -
                                                      -------            -------
                                                            -                  -
                                                      -------            -------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     17,204             38,726
     Service Class                                        138                  -
                                                      -------            -------
                                                       17,342             38,726
                                                      -------            -------
  Dividends and distributions
     reinvested:
     Initial Class                                        146                  7
     Service Class                                          -                  -
                                                      -------            -------
                                                          146                  7
                                                      -------            -------
  Cost of shares redeemed:
     Initial Class                                     (4,752)            (6,054)
     Service Class                                         (3)                 -
                                                      -------            -------
                                                       (4,755)            (6,054)
                                                      -------            -------
                                                       12,733             32,679
                                                      -------            -------
Net increase (decrease) in net assets                  25,229             28,113
                                                      -------            -------
Net Assets:
  Beginning of year                                    34,898              6,785
                                                      -------            -------
  End of year                                         $60,127            $34,898
                                                      =======            =======
Undistributed Net Investment Income
  (Loss)                                              $   655            $   146
                                                      =======            =======


                                                      December 31,       December 31,
                                                          2003               2002
                                                   ------------------ ------------------
Share Activity:
  Shares issued:
     Initial Class                                      2,122              4,625
     Service Class                                         15                  -
                                                      ---------          ---------
                                                        2,137              4,625
                                                      ---------          ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         17                  1
     Service Class                                          -                  -
                                                      ---------          ---------
                                                           17                  1
                                                      ---------          ---------
  Shares redeemed:
     Initial Class                                       (593)              (774)
     Service Class                                          -                  -
                                                      ---------          ---------
                                                         (593)              (774)
                                                      ---------          ---------
Net increase (decrease) in shares
  outstanding                                           1,561              3,852
                                                      =========          =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century Income & Growth 8

American Century Income & Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    7.64     $   0.12         $   2.08       $   2.20
                12/31/2002         9.48         0.06            (1.90)         (1.84)
                12/31/2001        10.00         0.03            (0.55)         (0.52)
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003         7.90         0.08             1.85           1.93
--------------- ----------    ---------     --------         --------       --------

                For a share outstanding throughout each period (a)
                --------------------------------------------------
                             Distributions
                ---------------------------------------
                                                         Net Asset
                  From Net    From Net                    Value,
                 Investment   Realized       Total          End
                   Income       Gains    Distributions   of Period
                ------------ ---------- --------------- ----------
Initial Class    $   (0.03)      $ -      $   (0.03)     $   9.81
                         -         -              -          7.64
                         -         -              -          9.48
---------------  ---------       ---      ---------      --------
Service Class        (0.01)        -          (0.01)         9.82
---------------  ---------       ---      ---------      --------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           28.79%         $ 59,978        1.08%        1.08%         1.41%              62%
                12/31/2002          (19.38)           34,898        1.40         1.54          0.76               94
                12/31/2001           (5.20)            6,785        1.40         5.95          0.50               47
--------------- ----------          ------          --------        ----         ----          ----               --
Service Class   12/31/2003           24.40               149        1.31         1.31          1.39               62
--------------- ----------          ------          --------        ----         ----          ----               --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2001
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century Income & Growth 9

American Century Income & Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. American Century Income & Growth ("the Fund"), part of ATSF, began operations on May 1, 2001.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $1 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      American Century Income & Growth 10

American Century Income & Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at December 31, 2003, if any, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.90% of the first $100 million of ANA
      0.85% of the next $150 million of ANA
      0.80% of ANA over $250 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.40% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

There are no amounts subject to recapture at December 31, 2003.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:


  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the State-


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      American Century Income & Growth 11

American Century Income & Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

ment of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 43,112
  U.S. Government                                         507
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  28,278
  U.S. Government                                         552

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $  7
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                 146
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                   $   628
                                                     =======
     Undistributed Long-term Capital Gains           $     -
                                                     =======
     Capital Loss Carryforward                       $  (771)
                                                     =======
     Post October Loss                               $     -
                                                     =======
     Net Unrealized Appreciation (Depreciation)      $ 8,226
                                                     =======

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
    $   771    December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $59.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 58,023
                                                    ========
     Unrealized Appreciation                        $ 8,899
     Unrealized (Depreciation)                         (673)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 8,226
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      American Century Income & Growth 12

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of American Century Income & Growth


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century Income & Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      American Century Income & Growth 13

American Century International

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The anticipation and onset of war in Iraq, concern about the spread of a potentially fatal virus and Korean nuclear tensions restrained many of the world's markets during the early part of the year. But with the end of major combat in Iraq, the outbreak of SARS under control, and encouraging economic data from numerous nations, markets in the U.S. and abroad rebounded beginning in April. However, the U.S. dollar continued to weaken against other currencies during the year.

PERFORMANCE

For the year ended December 31, 2003, American Century International returned 25.29%. By comparison its benchmark, the Morgan Stanley Capital International
(EAFE) Index ("MSCI-EAFE"), returned 39.17%.

STRATEGY REVIEW

Against this backdrop, American Century International's complement of financial holdings posted the year's largest contribution to the portfolio. The financial sector, the portfolio's biggest stake at year end, advanced mostly on the strength of banks, which represented the portfolio's heaviest average industry weighting. France's Societe Generale, a top-10 holding at the end of the year, topped the list of banks contributing to American Century International.

The financial sector, however, also detracted most from our performance against the MSCI-EAFE. The disappointments came on several fronts, but during the second half of the year, the portfolio's lack of Japanese banks proved especially damaging. Japan has some of the world's largest banks by assets, but many of them carry billions of dollars in bad debt. We had an underweight position in many of those companies, and our portfolio's lighter position detracted from the portfolio's relative performance when their share prices advanced during the last six months of the year.

To a lesser degree, the portfolio's health care companies also detracted from relative performance, although the sector contributed to the portfolio's gains during the year. Pharmaceutical companies, which made up, on average, one of the portfolio's largest industry stakes, accounted for most of the underperformance. We have reduced our stake in health care, but the sector registered the second-worst performance against the MSCI-EAFE during the year.

The performance in several other sectors was more encouraging. Telecommunications, for example, registered the year's second-best absolute performance. The gains came as improving business conditions lifted companies that provide mobile-phone service. France Telecom and Vodafone Group PLC were the top contributors among the portfolio's telecommunications holdings.

On another front, Nissan Motor Co. Ltd., a top-10 holding, made one of the largest contributions to the portfolio during the year as the consumer cyclical sector lifted American Century International. The commercial services sector also boosted the portfolio, led by Yahoo Japan Corporation ("Yahoo") in the information services industry. Yahoo made the largest contribution to the portfolio during the year as business surged on its online auction site.

Only the industrials sector detracted from the portfolio's absolute returns, with the industrial parts industry declining most.

On a brighter note, American Century International's technology stake advanced, led by holdings in the electrical equipment and semiconductor industries. Companies that make computer chips and integrated circuits benefited from higher prices and increasing demand for chips used in digital consumer products. Japan's Canon Inc. topped the portfolio's list of contributors in the semiconductor industry, while Germany's Siemens AG made the largest contribution among electrical equipment holdings.

In conclusion, we remain committed to our long-standing process of identifying companies demonstrating fundamental strength and sustainable improvement in their businesses.


/s/ Henrik Strabo

Henrik Strabo


/s/ Mark S. Kopinski

Mark S. Kopinski*
Co-Portfolio Managers
American Century Investment Management, Inc.
------------------
*As of January 20, 2004, Mark S. Kopinski is no longer portfolio manager.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 1

American Century International

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 1/2/97 through 12/31/03

                               Initial Class                    MSCI-(EAFE)

  1/2/97                         $10,000                         $10,000
 3/31/97                          10,192                           9,850
 6/30/97                          11,344                          11,136
 9/30/97                          11,499                          11,065
12/31/97                          10,750                          10,206
 3/31/98                          12,456                          11,715
 6/30/98                          12,663                          11,847
 9/30/98                          10,422                          10,171
12/31/98                          12,131                          12,281
 3/31/99                          12,157                          12,460
 6/30/99                          12,256                          12,786
 9/30/99                          12,336                          13,356
12/31/99                          15,158                          15,633
 3/31/00                          15,406                          15,626
 6/30/00                          15,208                          15,016
 9/30/00                          13,386                          13,813
12/31/00                          12,886                          13,451
 3/31/01                          11,240                          11,614
 6/30/01                          11,341                          11,514
 9/30/01                           9,581                           9,908
12/31/01                           9,866                          10,599
 3/31/02                           9,710                          10,659
 6/30/02                           9,428                          10,453
 9/30/02                           7,556                           8,395
12/31/02                           7,776                           8,939
 3/31/03                           7,077                           8,213
 6/30/03                           8,242                           9,820
 9/30/03                           8,526                          10,623
12/31/03                           9,743                          12,441

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                    From       Inception
                     1 year         5 year       Inception       Date
                  -----------   -------------   -----------   ----------
Initial Class         25.29%        (4.29)%        -0.37%       1/2/97
MSCI-EAFE(1)          39.17%         0.26%          3.17%       1/2/97
----------            -----         -----         ------        ------
Service Class             -             -          27.24%       5/1/03
---------------       -----         -----         ------        ------

NOTES
(1) The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 2

American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
                                                 --------------------   ---------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
Switzerland (0.5%)
  Compagnie Financiere Richemont
    AG-Units                                              57,390        $   1,378
                                                                        ---------
Total Convertible Preferred Stocks (cost: $1,370)                           1,378
                                                                        ---------
PREFERRED STOCKS (0.7%)
Australia (0.0%)
  News Corporation Limited (The)-ADR                         731               22
Germany (0.7%)
  Porsche AG (b)                                           3,460            2,046
                                                                        ---------
Total Preferred Stocks (cost: $1,679)                                       2,068
                                                                        ---------
COMMON STOCKS (98.1%)
Australia (1.9%)
  BHP Billiton Limited                                   318,610            2,925
  Commonwealth Bank of Australia                         126,290            2,801
Austria (1.0%)
  Erste Bank der oesterreichischen
    Sparkassen AG                                         24,484            3,025
Brazil (0.1%)
  Tele Norte Leste Participacoes SA-ADR                   20,914              323
China (2.2%)
  China Life Insurance Company
    Limited-H Shares (a)                               1,637,000            1,339
  Huaneng Power International, Inc.                    1,164,000            2,017
  PetroChina Company Limited                           1,982,000            1,136
  SINOPEC Shanghai Petrochemical
    Company Limited                                    5,088,000            2,261
Denmark (0.4%)
  A. P. Moller-Maersk A/S                                    183            1,321
Finland (0.8%)
  Nokia Oyj-ADR                                          135,670            2,306
France (14.1%)
  Accor SA                                                77,572            3,512
  AXA                                                    161,762            3,462
  Credit Agricole SA                                     242,176            5,781
  France Telecom (a)                                     138,143            3,947
  Groupe Danone SA                                        20,080            3,277
  Groupe Wanadoo SA (a)                                  216,402            1,774
  LVMH Moet Hennessy Louis Vuitton SA                     49,383            3,593
  Publicis Groupe SA (b)                                  40,300            1,306
  Renault SA                                              29,684            2,048
  Societe Generale-Class A                                66,484            5,869
  Total Fina Elf SA                                       32,490            6,039
  Vinci SA                                                12,440            1,030
  Vivendi Universal (a)                                   61,250            1,488


                                                        Shares               Value
                                                 --------------------   ---------------
Germany (9.5%)
  BASF AG (b)                                             18,401        $   1,038
  Commerzbank AG                                          43,960              862
  Deutsche Borse AG                                       36,568            2,006
  Deutsche Telekom AG (a)(b)                             209,569            3,835
  E.ON AG                                                 30,399            1,991
  Linde AG                                                26,930            1,450
  METRO AG (b)                                            68,325            3,016
  PUMA AG Rudolf Dassler Sport                             9,845            1,738
  SAP AG                                                  24,638            4,156
  Siemens AG-Registered Shares (b)                        73,888            5,944
  T-Online International AG (a)                          213,431            2,772
Greece (0.6%)
  Alpha Bank SA                                           32,600              985
  Public Power Corporation                                37,140              918
Hong Kong (1.2%)
  Cheung Kong (Holdings) Limited                         184,000            1,464
  CNOOC Limited                                          524,000            1,026
  Sun Hung Kai Properties Limited                        141,000            1,167
Hungary (0.5%)
  Gedeon Richter Rt.                                       4,860              576
  OTP Bank Rt. (a)                                        64,230              830
Ireland (2.7%)
  Anglo Irish Bank Corporation PLC                       160,853            2,537
  CRH PLC (GBP)                                          127,023            2,608
  DEPFA BANK PLC                                          11,590            1,457
  RyanAir Holdings PLC-ADR (a)(b)                         31,095            1,575
Israel (1.1%)
  Teva Pharmaceutical Industries Ltd.-ADR (b)             59,477            3,373
Italy (1.6%)
  Autogrill SpA (a)                                       19,627              281
  Banca Intesa SpA                                       587,810            2,298
  Banco Popolare di Verona e Novara S.c.r.l.             127,766            2,163
  Telecom Italia Mobile SpA                               39,735              216
Japan (18.5%)
  Bank of Yokohama, Ltd. (The) (b)                       265,000            1,231
  Canon Inc.                                              26,050            1,212
  Chugai Pharmaceutical Co., Ltd.                        113,996            1,638
  Denso Corporation                                      107,000            2,106
  Dentsu Inc.                                                176              886
  FANUC LTD                                               62,200            3,724
  Fast Retailing Co., Ltd.                                18,700            1,135
  Hoya Corporation                                        32,403            2,974
  JSR Corporation                                         52,000            1,162
  KDDI Corporation                                           558            3,195
  Keyence Corporation                                      9,400            1,980
  Marui Co., Ltd.                                        199,800            2,516
  Matsushita Electric Industrial Co., Ltd.                52,000              719


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 3

American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  --------------------   ---------------
Japan (continued)
  Mitsubishi Corporation                                  495,000        $   5,245
  NEC Corporation                                         413,000            3,039
  Nippon Broadcasting System,
    Incorporated                                           27,000            1,257
  Nissan Motor Co., Ltd.                                  417,144            4,761
  Nitto Denko Corporation                                  25,000            1,329
  NOK Corporation                                          29,000            1,055
  ORIX Corporation                                         26,500            2,190
  Seiko Epson Corporation                                  13,200              616
  Sharp Corporation                                       181,000            2,855
  Sumitomo Mitsui Financial Group, Inc. (b)                   670            3,568
  Tokyo Electron Limited                                   18,700            1,420
  Tokyu Corporation                                       363,000            1,862
  Toray Industries, Inc.                                  159,000              664
  Toyota Motor Corporation                                 17,100              577
  Yahoo Japan Corporation (a)(b)                              120            1,612
Mexico (0.6%)
  America Movil, SA de CV-Series L-ADR                     68,395            1,870
Netherlands (2.2%)
  ING Groep NV                                            155,266            3,620
  Koninklijke Philips Electronics NV-NY
    Registered Shares                                     103,510            3,011
Norway (0.5%)
  Telenor ASA                                             224,330            1,464
Russia (0.5%)
  Mobile TeleSystems OJSC-ADR (b)                          18,405            1,524
South Africa (0.3%)
  MTN Group Limited (a)                                   228,330              977
South Korea (1.3%)
  Samsung Electronics Co., Ltd.                            10,303            3,901
Spain (1.4%)
  ACS, Actividades de Construccion y
    Servicios SA                                           17,003              830
  Telefonica Moviles, SA                                    7,259               76
  Telefonica SA                                           220,850            3,242
Sweden (2.9%)
  Atlas Copco AB-A Shares                                  41,120            1,472
  ForeningsSparbanken AB                                   53,857            1,059
  Tele2 AB-B Shares (a)(b)                                 36,049            1,924
  Telefonaktiebolaget LM Ericsson-Class B (a)             839,430            1,505
  Volvo AB-B Shares                                        90,070            2,754
Switzerland (9.2%)
  ABB Ltd (a)                                             397,191            2,014
  Adecco SA-Registered Shares                              61,631            3,962
  Clariant AG (a)                                          75,509            1,114
  Converium Holding AG                                      2,100              112
  Credit Suisse Group                                     185,943            6,803


                                                         Shares               Value
                                                  --------------------   ---------------
Switzerland (continued)
  Julius Baer Holding Ltd.-Class B                          3,160        $   1,065
  Roche Holding AG                                         51,304            5,175
  Swiss Life Holding (a)(b)                                20,340            3,733
  UBS AG-Registered Shares                                 43,384            2,971
  Zurich Financial Services AG (a)                          7,310            1,052
Taiwan (0.8%)
  China Steel Corporation-GDR-144A                         54,630              908
  Taiwan Semiconductor Manufacturing
    Company Ltd.-ADR (a)                                  143,870            1,473
United Kingdom (20.0%)
  Abbey National PLC                                      272,877            2,593
  Alliance & Leicester PLC                                126,962            2,018
  AstraZeneca PLC (a)                                      39,476            1,894
  BP PLC                                                  824,552            6,685
  British Sky Broadcasting Group PLC (a)                  255,878            3,220
  BT Group PLC                                            128,331              432
  Cadbury Schweppes PLC                                   183,850            1,350
  Exel PLC                                                135,801            1,795
  GlaxoSmithKline PLC                                     232,490            5,326
  Hays PLC                                                891,730            1,915
  HBOS PLC                                                 94,683            1,226
  HSBC Holdings PLC (a)                                   273,530            4,297
  Man Group PLC                                            92,381            2,416
  Marks and Spencer Group PLC                             140,630              727
  mmO2 PLC (a)                                          1,436,888            1,980
  Next PLC                                                 93,890            1,887
  Rank Group PLC (The)                                     34,289              171
  Reckitt Benckiser PLC                                   193,646            4,380
  Rio Tinto PLC-Registered Shares                          70,130            1,937
  Smith & Nephew PLC                                      146,015            1,226
  Tesco PLC                                               486,500            2,244
  United Business Media PLC                               179,330            1,573
  Vodafone Group PLC                                    2,535,303            6,285
  WPP Group PLC                                           342,736            3,365
United States (2.2%)
  AT&T Wireless Services, Inc. (a)(b)                      31,787              254
  Coach, Inc. (a)                                          58,700            2,216
  Devon Energy Corporation                                 16,832              964
  EMC Corporation (a)                                       9,000              116
  Hughes Electronics Corporation (a)                        6,542              108
  InterActiveCorp (a)(b)                                   24,664              837
  Merrill Lynch & Co., Inc.                                 1,954              115
  Oracle Corporation (a)                                   51,630              682
  Pepsi Bottling Group, Inc. (The)                         12,100              293
  Texas Instruments Incorporated                           26,378              775
  Washington Post Company (The)-Class B                       536              424
  Wyeth                                                     1,487               63
                                                                         ---------
Total Common Stocks (cost: $248,884)
                                                                           298,790
                                                                         ---------



The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 4

American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                          Principal              Value
                                                    ---------------------   ---------------
SECURITY LENDING COLLATERAL (9.4%)
Debt (7.5%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                 $      135           $     135
  Fleet National Bank
    1.00%, due 01/21/2004                                        508                 508
  National Bank of Commerce
    1.19%, due 04/21/2004                                        423                 423
Commercial Paper (1.9%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                        254                 254
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                        169                 169
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                        254                 254
    1.09%, due 01/13/2004                                        169                 169
    1.08%, due 02/05/2004                                        338                 338
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                        422                 422
    1.09%, due 01/09/2004                                        254                 254
    1.08%, due 01/16/2004                                        337                 337
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                        423                 423
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        423                 423
    1.09%, due 02/06/2004                                        422                 422
    1.10%, due 02/09/2004                                        247                 247
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        423                 423
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                        254                 254
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        491                 491
    1.08%, due 02/17/2004                                        845                 845
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                        169                 169
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        846                 846
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         34                  34
    1.08%, due 01/06/2004                                        322                 322


                                                          Principal              Value
                                                    ---------------------   ---------------
Euro Dollar Terms (1.9%)
  Bank of Montreal
    1.06%, due 01/15/2004                                 $      165           $     165
    1.06%, due 02/17/2004                                        339                 339
  Bank of Scotland
    1.06%, due 04/02/2004                                        254                 254
  Citigroup Inc.
    1.10%, due 01/22/2004                                        254                 254
    1.09%, due 02/06/2004                                        339                 339
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                        169                 169
  Den Danske Bank
    1.08%, due 01/20/2004                                        846                 846
    1.02%, due 01/30/2004                                        423                 423
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        846                 846
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        508                 508
    1.08%, due 01/15/2004                                        169                 169
    1.08%, due 01/20/2004                                         85                  85
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                         85                  85
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        508                 508
  Wells Fargo & Company
    1.04%, due 01/30/2004                                        677                 677
Master Notes (0.5%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                        339                 339
    1.14%, due 09/08/2004                                        508                 508
  Morgan Stanley
    1.05%, due 06/21/2004                                        813                 813
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        846                 846
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                        254                 254
Repurchase Agreements (2.0%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,980 on 01/02/2004                  1,980               1,980
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,691 on 01/02/2004                  2,691               2,691
  Morgan Stanley
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,608 on 01/02/2004                  1,608               1,608


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 5

American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                 Shares          Value
                                              ------------   ------------
Investment Companies (1.9%)
Money Market Funds (1.9%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                        415,196      $     415
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                      1,013,731          1,014
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                      4,408,038          4,408
                                                             ---------
Total Securities Lending (cost: $28,705)                        28,705
                                                             ---------
Total Investment Securities (cost: $280,638)                 $ 330,941
                                                             =========

SUMMARY:
  Investments, at value                           108.7 %    $ 330,941
  Liabilities in excess of other assets            (8.7)%      (26,764)
                                                -------      ---------
  Net assets                                      100.0 %    $ 304,177
                                                =======      =========


                                              Percentage of
                                                Net Assets           Value
                                            -----------------   ---------------
INVESTMENTS BY INDUSTRY:
  Commercial Banks                             17.5 %              $  53,418
  Telecommunications                           10.9 %                 33,049
  Pharmaceuticals                               5.9 %                 18,045
  Electronic & Other Electric Equipment         5.1 %                 15,630
  Automotive                                    5.0 %                 15,348
  Life Insurance                                4.0 %                 12,154
  Business Services                             3.8 %                 11,709
  Computer & Data Processing Services           3.6 %                 10,997
  Chemicals & Allied Products                   3.3 %                 10,123
  Oil & Gas Extraction                          3.0 %                  9,165
  Wholesale Trade Durable Goods                 2.8 %                  8,538
  Industrial Machinery & Equipment              2.4 %                  7,416
  Petroleum Refining                            2.2 %                  6,685
  Department Stores                             2.2 %                  6,667
  Computer & Office Equipment                   1.6 %                  4,983
  Electric Services                             1.6 %                  4,926
  Metal Mining                                  1.6 %                  4,862
  Transportation & Public Utilities             1.5 %                  4,494
  Radio & Television Broadcasting               1.5 %                  4,477
  Electronic Components & Accessories           1.4 %                  4,228
  Beer, Wine & Distilled Beverages              1.2 %                  3,593
  Hotels & Other Lodging Places                 1.2 %                  3,512
  Food & Kindred Products                       1.1 %                  3,277
  Instruments & Related Products                1.0 %                  2,974
  Real Estate                                   0.9 %                  2,631
  Lumber & Construction Materials               0.9 %                  2,608
  Holding & Other Investment Offices            0.8 %                  2,416


                                              Percentage of
                                                Net Assets           Value
INVESTMENTS BY INDUSTRY:                    -----------------   ---------------
  Communications Equipment                      0.8 %              $   2,306
  Food Stores                                   0.7 %                  2,244
  Leather & Leather Products                    0.7 %                  2,216
  Security & Commodity Brokers                  0.7 %                  2,121
  Mortgage Bankers & Brokers                    0.7 %                  2,018
  Management Services                           0.7 %                  2,014
  Printing & Publishing                         0.7 %                  1,997
  Apparel & Accessory Stores                    0.6 %                  1,887
  Construction                                  0.6 %                  1,860
  Manufacturing Industries                      0.6 %                  1,738
  Beverages                                     0.5 %                  1,643
  Air Transportation                            0.5 %                  1,575
  Motion Pictures                               0.5 %                  1,510
  Engineering & Management Services             0.5 %                  1,450
  Water Transportation                          0.4 %                  1,321
  Medical Instruments & Supplies                0.4 %                  1,226
  Insurance                                     0.4 %                  1,164
  Rubber & Misc. Plastic Products               0.4 %                  1,162
  Primary Metal Industries                      0.3 %                    908
  Apparel Products                              0.2 %                    727
  Textile Mill Products                         0.2 %                    664
  Restaurants                                   0.1 %                    281
  Amusement & Recreation Services               0.1 %                    171
  Communication                                 0.0 %                    108
                                              -----                ---------
  Investments, at value                        99.3 %              $ 302,236
  Short-term investments                        9.4 %                 28,705
  Liabilities in excess of other assets       (8.7) %                (26,764)
                                             ------                ---------
  Net assets                                 100.0  %              $ 304,177
                                             ======                =========

FORWARD FOREIGN CURRENCY CONTRACTS:
------------------------------------------------------------------------------------
                                                      Amount in       Net Unrealized
                         Bought      Settlement      U.S. Dollars      Appreciation
Currency                 (Sold)         Date        Bought (Sold)     (Depreciation)
-------------------   -----------   ------------   ---------------   ---------------
Australian Dollar         247       01/05/2004         $  186             $ --
Euro Dollar               185       01/02/2004            233                1
Euro Dollar              (344)      01/05/2004           (431)              (3)
British Pound             248       01/02/2004            443                2
British Pound            (150)      01/05/2004           (267)              (2)
Japanese Yen           (1,628)      01/02/2004            (15)              --
Japanese Yen          (44,712)      01/05/2004           (417)              (1)
Japanese Yen           (6,287)      01/06/2004            (59)              --
Japanese Yen          114,676       01/07/2004          1,072               (3)
Swiss Franc               142       01/05/2004            114               --
Swiss Franc                 7       01/06/2004              6               --
                                                       ------             ------
                                                       $  865             $ (6)
                                                       ======             ======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 6

American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $27,357.
(c) Cash collateral for the Repurchase Agreements, valued at $6,406, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $908 or 0.30% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 7

American Century International

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $280,638)
     (including $27,357 of securities loaned)                   $330,941
  Cash                                                             3,264
  Foreign cash (cost: $719)                                          721
  Receivables:
     Investment securites sold                                     3,877
     Interest                                                          2
     Dividends                                                       174
     Dividend reclaims receivable                                     81
  Unrealized appreciation on forward foreign
     currency contracts                                                3
  Other                                                               24
                                                                ---------
                                                                 339,087
                                                                ---------
Liabilities:
  Investment securities purchased                                  5,585
  Accounts payable and accrued liabilities:
     Due to advisor                                                  304
     Management and advisory fees                                    245
     Distribution fees                                                 1
  Payable for collateral for securities on loan                   28,705
  Unrealized depreciation on forward foreign
     currency contracts                                                9
  Other                                                               61
                                                                ---------
                                                                  34,910
                                                                ---------
Net Assets                                                      $304,177
                                                                =========
Net Assets Consist of:
  Capital stock, 100,000 shares authorized ($.01 par value)     $    404
  Additional paid-in capital                                     279,068
  Accumulated net investment income (loss)                          (434)
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                (25,162)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                        50,304
     Translation of assets and liabilities denominated in
       foreign currencies                                             (3)
                                                                ----------
Net Assets                                                      $304,177
                                                                =========
Shares Outstanding:
  Initial Class                                                   40,361
  Service Class                                                       86
Net Asset Value and Offering Price Per Share:
  Initial Class                                                 $   7.53
  Service Class                                                     7.52

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $     22
  Dividends                                                  4,526
  Income from loaned securities-net                            171
     Less withholding taxes on foreign dividends              (532)
                                                          --------
                                                             4,187
                                                          --------
Expenses:
  Management and advisory fees                               2,095
  Transfer agent fees                                            2
  Printing and shareholder reports                              49
  Custody fees                                                 378
  Administration fees                                           24
  Legal fees                                                     2
  Auditing and accounting fees                                  15
  Directors fees                                                 7
  Recaptured expenses                                          304
  Other                                                          4
  Service fees:
     Service Class                                               1
                                                          --------
  Total expenses                                             2,881
                                                          --------
Net Investment Income (Loss)                                 1,306
                                                          --------
Net Realized Gain (Loss) from:
  Investment securities                                     10,610
  Foreign currency transactions                             (2,228)
                                                          --------
                                                             8,382
                                                          --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                     56,517
  Translation of assets and liabilities denominated in
     foreign currencies                                          7
                                                          --------
                                                            56,524
                                                          --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                     64,906
                                                          --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $ 66,212
                                                          ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 8

American Century International

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,     December 31,
                                                          2003             2002
                                                    ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $   1,306        $     122
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                               8,382           (9,717)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                        56,524             (853)
                                                     ---------        ---------
                                                        66,212          (10,448)
                                                     ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                           -             (169)
     Service Class                                           -                -
                                                     ---------        ---------
                                                             -             (169)
                                                     ---------        ---------
  From net realized gains:
     Initial Class                                           -                -
     Service Class                                           -                -
                                                     ---------        ---------
                                                             -                -
                                                     ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     235,106          243,825
     Service Class                                      18,972                -
                                                     ---------        ---------
                                                       254,078          243,825
                                                     ---------        ---------
  Proceeds from fund acquisition:
     Initial Class                                      98,992            3,990
     Service Class                                           -                -
                                                     ---------        ---------
                                                        98,992            3,990
                                                     ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                           -              169
     Service Class                                           -                -
                                                     ---------        ---------
                                                             -              169
                                                     ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (204,161)        (159,591)
     Service Class                                     (18,705)               -
                                                     ---------        ---------
                                                      (222,866)        (159,591)
                                                     ---------        ---------
                                                       130,204           88,393
                                                     ---------        ---------
Net increase (decrease) in net assets                  196,416           77,776
                                                     ---------        ---------
Net Assets:
  Beginning of year                                    107,761           29,985
                                                     ---------        ---------
  End of year                                        $ 304,177        $ 107,761
                                                     =========        =========
Accumulated Net Investment Income
  (Loss)                                             $    (434)       $     (54)
                                                     =========        =========


                                                      December 31,     December 31,
                                                          2003             2002
                                                    ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                      38,024           36,570
     Service Class                                       2,831                -
                                                     ---------        ---------
                                                        40,855           36,570
                                                     ---------        ---------
  Shares issued-proceeds from fund acquisition:
     Initial Class                                      16,750              556
     Service Class                                           -                -
                                                     ---------        ---------
                                                        16,750              556
                                                     ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                           -               26
     Service Class                                           -                -
                                                     ---------        ---------
                                                             -               26
                                                     ---------        ---------
  Shares redeemed:
     Initial Class                                     (32,336)         (23,147)
     Service Class                                      (2,745)               -
                                                     ---------        ---------
                                                       (35,081)         (23,147)
                                                     ---------        ---------
Net increase (decrease) in shares
  outstanding                                           22,524           14,005
                                                     =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        American Century International 9

American Century International

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class    12/31/2003     $  6.01      $   0.04         $   1.48       $   1.52
                 12/31/2002        7.65          0.01            (1.63)         (1.62)
                 12/31/2001       10.34          0.07            (2.45)         (2.38)
                 12/31/2000       14.28          0.04            (2.15)         (2.11)
                 12/31/1999       12.07          0.04             2.90           2.94
---------------  ----------     -------      --------         --------       --------
Service Class    12/31/2003        5.91         (0.02)            1.63           1.61
---------------  ----------     -------      --------         --------       --------

                For a share outstanding throughout each period (a)
                ---------------------------------------------------
                             Distributions
                ----------------------------------------
                                                          Net Asset
                  From Net     From Net                    Value,
                 Investment    Realized       Total          End
                   Income       Gains     Distributions   of Period
                ------------ ----------- --------------- ----------
Initial Class    $       -    $       -     $       -     $  7.53
                     (0.02)           -         (0.02)       6.01
                     (0.28)       (0.03)        (0.31)       7.65
                     (0.19)       (1.64)        (1.83)      10.34
                     (0.05)       (0.68)        (0.73)      14.28
---------------  ---------    ---------     ---------     -------
Service Class            -            -             -        7.52
---------------  ---------    ---------     ---------     -------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003         25.29%        $ 303,527        1.14%        1.14%            0.58%           219%
                12/31/2002        (21.18)          107,761        1.49         1.78             0.23            261
                12/31/2001        (23.44)           29,985        1.20         1.63             0.78            154
                12/31/2000        (14.99)           36,651        1.30         1.66             0.29            112
                12/31/1999         24.95            33,579        1.50         1.84             0.31            100
--------------- ----------        ------         ---------        ----         ----            -----            ---
Service Class   12/31/2003         27.24               650        1.39         1.39            (0.51)           219
--------------- ----------        ------         ---------        ----         ----            -----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception date of the Fund's share classes are as follows:
       Initial Class-January 2, 1997
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) For the year ended December 31, 2003 the Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any (see note 2). For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14%.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century International 10

American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. American Century International ("the Fund"), part of ATSF, began operations on January 2, 1997.

On March 1, 2002, International Equity acquired all the assets of American Century International pursuant to a plan of reorganization approved by shareholders of American Century International. The acquisition was accomplished by a tax-free exchange of 4,067 shares of International Equity for the 556 shares of American Century International outstanding on February 28, 2002. American Century International's net assets at that date ($3,990) including ($3) of unrealized depreciation were combined with those of International Equity resulting in combined net assets of $33,188. Upon completion of the reorganization, the merged entity was immediately re-named American Century International.

On May 1, 2003, the Fund acquired all the net assets of Gabelli Global Growth pursuant to a plan of reorganization approved by shareholders of Gabelli Global Growth on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 16,750 shares of the Fund for the 14,424 shares of Gabelli Global Growth outstanding on April 30, 2003. Gabelli Global Growth's net assets at that date ($98,992) including ($6,335) of unrealized depreciation were combined with those of the Fund resulting in combined net assets of $247,331.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $73 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century International 11

American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):


                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $  6,119            2%
Asset Allocation-Growth Portfolio              20,475            7%
Asset Allocation-Moderate Growth Portfolio     41,237           14%
Asset Allocation-Moderate Portfolio            25,284            8%
Select+ Aggressive                                 92            -
Select+ Growth & Income                           573            -
                                                                --
                                                                31%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points from January 1, 2003 to April 30, 2003:

      1.00% of the first $50 million of ANA
      0.95% of the next $100 million of ANA
      0.90% of the next $350 million of ANA
      0.85% of ANA over $500 million


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century International 12

American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

From May 1, 2003 on:

      1.00% of the first $50 million of ANA
      0.95% of the next $100 million of ANA
      0.90% of the next $350 million of ANA
      0.85% of the next $500 million of ANA
      0.80% of ANA over $1 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the annual limit of 1.50% through April 30, 2003. Subsequent to May 1, 2003, the operating expense limit was reduced to 1.20%. The composite expense ratio for the year ended December 31, 2003, was 1.30%.

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                       Expenses Recovered     Increase in Total Expenses
                           by Advisor           to Average Net Assets
                      --------------------   ---------------------------
Recovered in 2003             $ 304                     0.14%

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, ASFG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2003, were $55.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $10. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 555,680
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  469,970
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century International 13

American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ 12,123
     Undistributed net investment income (loss)           (1,686)
     Undistributed net realized capital gains (loss)     (10,437)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 169
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                    -
       Long-term capital gains            -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (24,769)
                                                    =========
     Post October Currency Loss                     $    (431)
                                                    =========
     Post October Capital Loss                      $      (3)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  49,915
                                                    =========


The capital loss carryforwards are available to offset future realized capital gains through the periods listed:



 Capital Loss
 Carryforward   Available through
-------------- ------------------
$     16,819   December 31, 2009
       7,950   December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $6,662.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 281,026
                                                    =========
     Unrealized Appreciation                        $ 50,654
     Unrealized (Depreciation)                          (739)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 49,915
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century International 14

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of American Century International


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century International (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       American Century International 15

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------

MARKET ENVIRONMENT
After two years of bitter struggle, the equity markets surged back to life in 2003. Broadly speaking, accommodative monetary and fiscal policies spurred U.S. economic growth, which in turn fostered improved corporate profits. At year-end, the federal funds target rate stood at a historically low 1.0%, while stimulus from the tax cuts continued to add momentum to the economy. Meanwhile, the decrease in geopolitical tensions following the conclusion of major combat operations in Iraq and the capture of Saddam Hussein significantly boosted consumer sentiment. By the close of the fourth quarter, gross domestic product ("GDP") had grown at a strong 4.0% rate. As economic data generally improved throughout the year, investors' risk appetite increased. Both the Dow Jones Industrial Average and the Standard and Poor's 500 Composite Stock Index ("S&P 500") posted significant gains, rising 28.28% and 28.67%, respectively, while the technology-laden NASDAQ Composite Index soared 50.01%.

Small capitalization issues led the market's advance, with the small cap Russell 2000 Index rising 47.25%. Mid-cap issues also posted strong gains, with the Russell Midcap Index returning 40.06%. Large cap issues performed solidly as well, but lagged on a relative basis, with the large cap Russell 1000 Index gaining 29.89%. On a style-relative basis, large cap value slightly outperformed large cap growth, as the Russell 1000 Value Index returned 30.03%, versus a return of 29.75% for the Russell 1000 Growth Index.

On a sector basis, standout performers included information technology and materials. As investors sought increased beta, technology shares rose in tandem, while shares of materials producers benefited from strong demand in China. Lagging sectors included traditionally defensive areas such as healthcare and consumer staples.

PERFORMANCE
For the year ended December 31, 2003, BlackRock Global Science and Technology Opportunities returned 52.03%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW
The portfolio's substantial overweight in information technology and its mixed stock selection were the primary detractors from performance during the first quarter. Specifically, application and systems software stocks such as Roxio, Inc. and RSA Security, Inc. performed well, while semiconductor capital equipment and telecommunications equipment companies were more challenging. Furthermore, the portfolio's small- to mid-cap bias negatively impacted returns as the market clearly favored larger, blue chip technology companies. In the healthcare sector, the portfolio's meaningful overweight position relative to the S&P 500 contributed positively to performance. Solid stock selection within the pharmaceutical and medical technology sub-sectors was the key return driver as companies such as Inspire Pharmaceuticals, Inc. and Pharmaceutical Resources, Inc. experienced dramatic price appreciation. In contrast, the portfolio's large exposure to biotechnology companies constrained performance despite reasonable stock selection.

The portfolio's substantial overweight in information technology was one of the primary contributors to outperformance during the second quarter. Specifically, strength in semiconductors was driven by evidence of improving demand within the personal computer ("PC") and wireless end-markets and relatively low inventory levels in the channel. In addition, capital equipment stocks began discounting the potential for order acceleration as capacity utilization on the leading edge approached unsustainable levels. In terms of healthcare, the portfolio's meaningful overweight position relative to the S&P 500 was a positive contributor to returns, but primarily because of strong stock selection within the biotechnology and pharmaceutical sub-sectors. During the quarter, both the Amex Biotech Index and NASDAQ Biotech Index were up approximately 30%, while the portfolio's holdings were up 41%. The group's re-rating was largely driven by positive clinical data presented at various high profile medical meetings and several important product approvals by the Food and Drug Administration ("FDA"). Furthermore, the pending Medicare prescription benefit is seen as supporting greater product utilization over the next ten years.

During the third quarter, the information technology ("IT") sector significantly outperformed the broader market as investors continued to favor areas levered to cyclical earnings recovery. The portfolio's substantial overweight in the sector and strong stock selection were the primary drivers of outperformance. Specifically, strength in semiconductors was driven by evidence of improving demand within the PC and wireless end-markets and relatively low inventory levels in the channel. In addition, semiconductor capital equipment stocks began discounting the potential for order acceleration as capacity utilization on the leading edge approached unsustainable levels. Furthermore, investor interest in networking and communication equipment companies increased as fundamentals appeared to stabilize ahead of a potential fourth quarter enterprise budget flush. In terms of healthcare, the portfolio's large relative exposure contributed positively to returns primarily because of strong stock selection in the pharmaceutical and healthcare services areas.

During the fourth quarter, the IT sector narrowly outperformed the broader market as investors continued to favor areas levered to cyclical earnings recovery. However, because of a rapid rise in technology valuations throughout 2003, investors began to realize gains in early December, particularly in segments with aggressive expectations. The portfolio's substantial overweight in IT relative to the S&P 500 and solid stock selection were the primary drivers of absolute performance. Specifically, ongoing strength in semiconductor companies was driven largely by robust demand within the PC and wireless end-markets relative to low channel inventory levels. Furthermore, rising global GDP and low interest rates stimulated demand from various industrial and consumer segments.


Thomas P. Callan


Daniel M. Rea
Co-Portfolio Managers
BlackRock Advisors, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 1

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 8/17/01 through 12/31/03

                            Initial Class                 S&P 500

 8/17/01                       10,000                      10,000
 9/30/01                        7,860                       8,983
12/31/01                       10,450                       9,943
 3/31/02                       10,000                       9,970
 6/30/02                        8,020                       8,635
 9/30/02                        6,290                       7,144
12/31/02                        6,650                       7,746
 3/31/03                        6,440                       7,502
 6/30/03                        8,240                       8,657
 9/30/03                        9,060                       8,886
12/31/03                       10,110                       9,967

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         52.03%        0.46%      8/17/01
S&P 500(1)            28.67%       (0.14)%     8/17/01
---------------       -----        -----       -------
Service Class             -        43.32%       5/1/03
---------------       -----        -----       -------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

International investing involves risks that include currency fluctuations, potential instability, and different accounting standards.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 2

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
                                              --------------------   ---------------
COMMON STOCKS (96.5%)
Bermuda (2.1%)
  Accenture Ltd (a)                                   18,600             $    490
Canada (1.4%)
  Angiotech Pharmaceuticals, Inc. (a)                  2,700                  124
  Biovail Corporation (a)                              9,000                  193
Cayman Islands (0.9%)
  Seagate Technology (a)                              10,500                  198
Finland (1.3%)
  Nokia Oyj-ADR                                       17,700                  301
France (0.9%)
  Flamel Technologies SA-ADR (a)                       7,500                  201
Italy (0.3%)
  Tiscali SpA (a)                                     10,900                   76
Japan (1.6%)
  Brother Industries, Ltd.                             3,000                   28
  Citizen Electronics Co., Ltd.                          800                   73
  Nippon Electric Glass Co., Ltd.                     13,800                  268
  SEGA Corporation (a)                                 1,100                   10
South Korea (2.9%)
  Samsung Electronics Co., Ltd.                        1,500                  568
  Seoul Semiconductor Co., Ltd.                        3,300                   60
  Testech Incorporated (a)                             6,510                    8
  You Eal Electronics Co., Ltd.                        1,300                   37
Sweden (0.5%)
  Biacore International AB                             4,700                  111
Taiwan (1.7%)
  Phoenix Precision Technology
    Corporation (a)                                  100,000                   79
  Quanta Computer Inc.                                35,000                   86
  Taiwan Semiconductor Manufacturing
    Company Ltd. (a)                                 120,000                  225
United Kingdom (1.9%)
  Bookham Technology PLC-ADR (a)                      92,500                  231
  Shire Pharmaceuticals Group PLC-ADR (a)              7,200                  209
United States (81.0%)
  ACLARA BioSciences, Inc. (a)                        14,600                   53
  ADC Telecommunications, Inc. (a)                    57,800                  172
  Aetna Inc.                                           3,500                  237
  Agere Systems Inc. (a)                              74,700                  228
  Alkermes, Inc. (a)                                   6,700                   90
  Altera Corporation (a)                              10,700                  243
  Amylin Pharmaceuticals, Inc. (a)                    10,800                  240
  Analog Devices, Inc.                                 6,700                  306
  Andrx Corporation-Andrx Group (a)                   10,300                  248
  Applied Materials, Inc. (a)                         22,400                  503
  ATMI, Inc. (a)                                      10,400                  241


                                                     Shares               Value
                                              --------------------   ---------------
United States (continued)
  Avaya Inc. (a)                                      11,200             $    145
  Avocent Corporation (a)                              5,300                  194
  Biogen, Inc. (a)                                     3,150                  116
  Caliper Technologies Corp. (a)                      13,500                   89
  Caremark Rx, Inc. (a)                               14,100                  356
  Celgene Corporation (a)                              2,000                   90
  Cisco Systems, Inc. (a)                             22,900                  556
  Citrix Systems, Inc. (a)                             9,200                  195
  Computer Sciences Corporation (a)                    4,400                  195
  Digi International, Inc. (a)                        25,400                  244
  Digitas Inc. (a)                                    28,000                  261
  EarthLink, Inc. (a)                                 18,400                  184
  EMC Corporation (a)                                 19,100                  247
  Emulex Corporation (a)                               9,100                  243
  Endo Pharmaceutical Holdings Inc. (a)                3,700                   71
  General Cable Corporation (a)                       26,700                  218
  Gilead Sciences, Inc. (a)                            4,700                  273
  Guilford Pharmaceuticals Inc. (a)                   26,500                  180
  Harris Corporation                                   6,900                  262
  Hewlett-Packard Company                             10,800                  248
  Ilex Oncology, Inc. (a)                              7,000                  149
  Impax Laboratories, Inc. (a)                         5,524                   79
  Intel Corporation                                   15,400                  496
  International Business Machines
    Corporation                                        5,100                  473
  International Rectifier Corporation (a)              6,200                  306
  Intersil Corporation-Class A                         6,900                  171
  Inveresk Research Group, Inc. (a)                    8,500                  210
  Invitrogen Corporation (a)                           3,300                  231
  Juniper Networks, Inc. (a)                          14,300                  267
  KLA-Tencor Corporation (a)                           4,500                  264
  Lawson Software Inc. (a)                            30,400                  250
  Lexicon Genetics Incorporated (a)                   18,100                  107
  LifePoint Hospitals, Inc. (a)                        3,100                   91
  Linear Technology Corporation                        6,000                  252
  MasTec, Inc. (a)                                    12,400                  184
  Maxim Integrated Products                            4,200                  209
  Maxtor Corporation (a)                              24,800                  275
  Medimmune, Inc. (a)                                  7,700                  196
  MEMC Electronic Materials, Inc. (a)                 27,000                  260
  Merck & Co., Inc.                                    8,000                  370
  Micron Technology, Inc. (a)                          6,300                   85
  Microsoft Corporation                               23,800                  655
  Molina Healthcare, Inc. (a)                          2,800                   71
  Motorola, Inc.                                      11,800                  166
  Nabi Biopharmaceuticals (a)                         11,000                  140
  National Semiconductor Corporation (a)               7,000                  276
  NetScreen Technologies, Inc. (a)                    10,600                  262
  NitroMed, Inc. (a)                                  25,600                  184
  NPS Pharmaceuticals, Inc. (a)                        3,800                  117


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

              BlackRock Global Science & Technology Opportunities 3

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                              Shares         Value
                                             --------   --------------
United States (continued)
  Oracle Corporation (a)                      29,100       $    384
  OSI Pharmaceuticals, Inc. (a)                7,700           248
  Pitney Bowes Inc.                            6,700           272
  PMC-Sierra, Inc. (a)                        10,900           220
  QUALCOMM Incorporated                        4,700           253
  Sanmina Corporation (a)                     19,400           245
  Schering-Plough Corporation                 21,200           368
  SeaChange International, Inc. (a)            9,300           143
  Siebel Systems, Inc. (a)                    16,700           232
  Sirius Satellite Radio Inc. (a)             20,900            66
  Skyworks Solutions, Inc. (a)                10,500            91
  Somera Communications, Inc. (a)             23,100            37
  SonicWALL, Inc. (a)                         16,000           125
  Symantec Corporation (a)                     7,200           249
  Tekelec (a)                                 14,800           230
  Texas Instruments Incorporated               6,700           197
  TIBCO Software Inc. (a)                     30,800           209
  TTM Technologies, Inc. (a)                   6,800           115
  Unisys Corporation (a)                      14,000           208
  VeriSign, Inc. (a)                          13,600           222
  Vialta, Inc. (a)                                 7            (b)
  Vicuron Pharmaceuticals Inc. (a)             3,100            58
  ViroLogic, Inc. (a)                         91,000           341
  Westell Technologies, Inc.-Class A (a)       9,600            61
  Wireless Facilities, Inc. (a)               12,000           178
  XM Satellite Radio Holdings Inc. (a)         5,000           132
                                                           --------
Total Common Stocks (cost: $19,511)                         22,184
                                                           --------



                                              Principal        Value
                                            -------------   -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (7.4%)
  Fannie Mae
    0.80%, due 01/02/2004                     $  1,700       $  1,700
                                                             --------
Total Short-Term U.S. Government Obligations
  (cost: $1,700)                                                1,700
                                                             --------
Total Investment Securities (cost: $21,211)                  $ 23,884
                                                             ========
SUMMARY:
  Investments, at value                          103.9 %     $ 23,884
  Liabilities in excess of other assets           (3.9)%         (905)
                                              --------       --------
  Net assets                                     100.0 %     $ 22,979
                                              ========       ========


                                             Percentage of
                                              Net Assets         Value
                                            --------------   ------------
INVESTMENTS BY INDUSTRY:
  Pharmaceuticals                                20.1 %        $  4,622
  Electronic Components & Accessories            19.7 %           4,531
  Computer & Office Equipment                    15.5 %           3,565
  Computer & Data Processing Services            13.0 %           2,983
  Communications Equipment                        7.5 %           1,733
  Business Services                               4.6 %           1,054
  Electronic & Other Electric Equipment           3.1 %             709
  Instruments & Related Products                  2.3 %             517
  Industrial Machinery & Equipment                2.2 %             503
  Health Services                                 2.0 %             448
  Insurance                                       1.3 %             308
  Chemicals & Allied Products                     1.0 %             241
  Primary Metal Industries                        0.9 %             218
  Research & Testing Services                     0.9 %             210
  Construction                                    0.8 %             184
  Communication                                   0.6 %             132
  Telecommunications                              0.5 %             113
  Radio & Television Broadcasting                 0.3 %              66
  Electrical Goods                                0.2 %              37
  Manufacturing Industries                        0.0 %              10
                                                -----          --------
  Investments, at market value                   96.5 %          22,184
  Short-term investments                          7.4 %           1,700
  Other assets in excess of liabilities          (3.9) %           (905)
                                                -----          --------
  Net assets                                   100.0  %        $ 22,979
                                               ======          ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  Value is less than $1.

DEFINITIONS:
ADR American Depositary Receipt


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 4

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $21,211)              $  23,884
  Cash                                                                66
  Foreign cash (cost: $1,016)                                      1,020
  Receivables:
     Investment securites sold                                       611
     Dividends                                                         2
                                                               ---------
                                                                  25,583
                                                               ---------
Liabilities:
  Investment securities purchased                                  2,575
  Accounts payable and accrued liabilities:
     Management and advisory fees                                     20
  Other                                                                9
                                                               ---------
                                                                   2,604
                                                               ---------
Net Assets                                                     $  22,979
                                                               =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)     $      23
  Additional paid-in capital                                      19,096
  Undistributed net investment income (loss)                           -
  Undistributed net realized gain (loss) from investment
     securities and foreign currency transactions                  1,183
  Net unrealized appreciation (depreciation) on:
     Investment securities                                         2,673
     Translation of assets and liabilities denominated in
       foreign currencies                                              4
                                                               ---------
Net Assets                                                     $  22,979
                                                               =========
Shares Outstanding:
  Initial Class                                                    2,251
  Service Class                                                       23
Net Asset Value and Offering Price Per Share:
  Initial Class                                                $   10.11
  Service Class                                                    10.09

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                   $    17
  Dividends                                                       21
                                                             -------
                                                                  38
                                                             -------
Expenses:
  Management and advisory fees                                   102
  Transfer agent fees                                              2
  Printing and shareholder reports                                12
  Custody fees                                                    14
  Administration fees                                             21
  Auditing and accounting fees                                    10
                                                             -------
  Total expenses                                                 161
  Less:
     Advisory fee waiver                                          (4)
                                                             --------
  Net expenses                                                   157
                                                             -------
Net Investment Income (Loss)                                    (119)
                                                             -------
Net Realized Gain (Loss) from:
  Investment securities                                        1,586
  Foreign currency transactions                                    1
                                                             -------
                                                               1,587
                                                             -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                        2,886
  Translation of assets and liabilities denominated in
     foreign currencies                                            4
                                                             -------
                                                               2,890
                                                             -------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                        4,477
                                                             -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            $ 4,358
                                                             =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 5

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $  (119)           $   (15)
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                             1,587               (225)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                       2,890               (323)
                                                     -------            -------
                                                       4,358               (563)
                                                     -------            -------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                         -                  -
     Service Class                                         -                  -
                                                     -------            -------
                                                           -                  -
                                                     -------            -------
  From net realized gains:
     Initial Class                                         -                  -
     Service Class                                         -                  -
                                                     -------            -------
                                                           -                  -
                                                     -------            -------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    19,491              3,359
     Service Class                                       231                  -
                                                     -------            -------
                                                      19,722              3,359
                                                     -------            -------
  Dividends and distributions reinvested:
     Initial Class                                         -                  -
     Service Class                                         -                  -
                                                     -------            -------
                                                           -                  -
                                                     -------            -------
  Cost of shares redeemed:
     Initial Class                                    (4,719)              (209)
     Service Class                                       (18)                 -
                                                     -------            -------
                                                      (4,737)              (209)
                                                     -------            -------
                                                      14,985              3,150
                                                     -------            -------
Net increase (decrease) in net assets                 19,343              2,587
                                                     -------            -------
Net Assets:
  Beginning of year                                    3,636              1,049
                                                     -------            -------
  End of year                                        $22,979            $ 3,636
                                                     =======            =======
Undistributed Net Investment Income
  (Loss)                                             $    -             $     -
                                                     =======            =======

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                    2,264                477
     Service Class                                       25                  -
                                                     ------            -------
                                                      2,289                477
                                                     ------            -------
  Shares issued-reinvested from distributions:
     Initial Class                                        -                  -
     Service Class                                        -                  -
                                                     ------            -------
                                                          -                  -
                                                     ------            -------
  Shares redeemed:
     Initial Class                                     (560)               (30)
     Service Class                                       (2)                 -
                                                     ------            -------
                                                       (562)               (30)
                                                     ------            -------
Net increase (decrease) in shares
  outstanding                                         1,727                447
                                                     ======            =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 6

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    6.65    $   (0.09)       $    3.55      $    3.46
                12/31/2002        10.45        (0.08)           (3.72)         (3.80)
                12/31/2001        10.00        (0.04)            0.49           0.45
--------------- ----------    ---------    ---------        ---------      ---------
Service Class   12/31/2003         7.04        (0.08)            3.13           3.05
--------------- ----------    ---------    ---------        ---------      ---------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class        $ -         $ -          $ -        $   10.11
                       -           -            -             6.65
                       -           -            -            10.45
---------------      ---         ---          ---        ---------
Service Class          -           -            -            10.09
---------------      ---         ---          ---        ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           52.03%         $ 22,745        1.40%        1.43%           (1.07)%         150%
                12/31/2002          (36.36)            3,636        1.40         6.65            (1.10)          356
                12/31/2001            4.50             1,049        1.40        10.75            (1.16)          225
--------------- ----------          ------          --------        ----        -----            -----           ---
Service Class   12/31/2003           43.32               234        1.65         1.69            (1.33)          150
--------------- ----------          ------          --------        ----        -----            -----           ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-August 17, 2001
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 7

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. BlackRock Global Science & Technology Opportunities ("the Fund"), part of ATSF, began operations on August 17, 2001. On May 1, 2003, the Fund changed its name from BlackRock Global Science & Technology to BlackRock Global Science & Technology Opportunities.

The Fund will merge into Great Companies Technology(SM) effective the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date, or in the case of foreign securities as soon as the Fund is informed of the ex-dividend date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, if any, are listed in the Schedule of Investments.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 8

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS


AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.90% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.40% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee     Available for
                       Waived      Recapture Through
                   -------------- ------------------
Fiscal Year 2001        $ 32          12/31/2004
Fiscal Year 2002          71          12/31/2005
Fiscal Year 2003           4          12/31/2006

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 29,334
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  14,638
  U.S. Government                                           -


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 9

BlackRock Global Science & Technology Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $  -
     Undistributed net investment income (loss)           119
     Undistributed net realized capital gains (loss)     (119)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 1,201
                                                    =======
     Undistributed Long-term Capital Gains          $     -
                                                    =======
     Capital Loss Carryforward                      $     -
                                                    =======
     Post October Loss                              $     -
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $ 2,655
                                                    =======

The capital loss carryforward utilized during the period ended December 31, 2003 was $266.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $21,229
                                                    =======
     Unrealized Appreciation                        $ 2,918
     Unrealized (Depreciation)                         (263)
                                                    -------
     Net Unrealized Appreciation (Depreciation)     $ 2,655
                                                    =======


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 10

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of BlackRock Global Science & Technology Opportunities


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Global Science & Technology Opportunities (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

             BlackRock Global Science & Technology Opportunities 11

BlackRock Large Cap Value

--------------------------------------------------------------------------------

MARKET ENVIRONMENT
After two years of bitter struggle, the equity markets surged back to life in 2003. Broadly speaking, accommodative monetary and fiscal policies spurred U.S. economic growth, which in turn fostered improved corporate profits. At year-end, the federal funds target rate stood at a historically low 1.0%, while stimulus from the tax cuts continued to add momentum to the economy. Meanwhile, the decrease in geopolitical tensions following the conclusion of major combat operations in Iraq and the capture of Saddam Hussein significantly boosted consumer sentiment. By the close of the fourth quarter, the gross domestic product ("GDP") had grown at a strong 4.0% rate. As economic data generally improved throughout the year, investors' risk appetite increased. Both the Dow Jones Industrial Average and the Standard and Poor's 500 Composite Stock Index posted significant gains, rising 28.28% and 28.67%, respectively, while the technology-laden NASDAQ Composite Index soared 50.01%.

Small capitalization issues led the market's advance, with the small cap Russell 2000 Index rising 47.25%. Mid-cap issues also posted strong gains, with the Russell Midcap Index returning 40.06%. Large cap issues performed solidly as well, but lagged on a relative basis, with the large cap Russell 1000 Index gaining 29.89%. On a style-relative basis, large cap value slightly outperformed large cap growth, as the Russell 1000 Value Index returned 30.03%, versus a return of 29.75% for the Russell 1000 Growth Index.

On a sector basis, standout performers included information technology and materials. As investors sought increased beta, technology shares rose in tandem, while shares of materials producers benefited from strong demand in China. Lagging sectors included traditionally defensive areas such as healthcare and consumer staples.

PERFORMANCE
For the year ended December 31, 2003, the BlackRock Large Cap Value returned 23.76%. By comparison its benchmark, the Russell 1000 Value Index returned 30.03%.

STRATEGY REVIEW
At the end of February, BlackRock formally announced the addition of a quantitative equity portfolio management team. This team, led by Fred Herrmann and David Byrket, and supported by Andrew Jones, Tim Rezvan, and Guy Lakonishok, assumed responsibility for BlackRock Large Cap Value on March 3rd.

With a focus on quantitative techniques, the new team uses stock selection to drive active return while minimizing market timing and sector, capitalization, and style biases. Using a multi-factor model designed for the value stock universe, the team identifies stocks with improving earnings expectations that sell at attractive relative valuations when compared to their sector peers. By combining this information with sophisticated risk measurement tools and a manual optimization process, the management team selects stocks and portfolio weightings to maximize expected portfolio return per unit of risk.

Although the earnings expectation factors were predictive during March, the valuation factors struggled during the month after a period of exceptional strength. On a relative basis, the portfolio witnessed strong performance in the finance, telecommunications, and healthcare sectors. Disappointing performance in the utilities, industrial, and non-cyclical sectors offset this benefit.

For the second quarter, the model was not helpful in discriminating outperforming stocks from underperforming stocks. A further break down of our alpha revealed a continued deterioration in the earnings expectation factors' power. This half of our model was significantly non-predictive, while the valuation factors continued to rebound from their March weakness. Half of our earnings expectation factors were negative for the quarter, with forecast estimate dispersion and price momentum being significantly non-predictive. Forecast earnings-to-price was the primary driver of predictability on the valuation side. On a positive note, the discriminatory power of the model improved throughout the quarter. From a sector relative perspective, the underperformance was spread across most sectors. Eight of our thirteen sectors underperformed, led down by technology, basic materials, and utilities. The healthcare and consumer non-cyclical sectors performed well in the quarter, offsetting some of the weaker sectors. Generalized stock selection drove our underperformance in the technology sector. (In other words, it was a collection of small, underweight index names that drove the poor performance in these sectors.) Some specific positions that hurt our performance included overweighting Ball Corporation, coupled with underweighting The Dow Chemical Company and the independent power producers like Mirant Corporation.

For the third quarter, the model was not particularly helpful in discriminating outperforming stocks from underperforming stocks. Still, the model's predictive power improved every month over the course of the quarter, culminating in a very predictive month of September. The earnings expectation factors' power continued to struggle throughout most of the quarter. This half of our model was significantly perverse in July and August. On a positive note, the earnings expectation factors were quite strong in September, helping to make our performance positive for the month. In particular, the revision down factor turned positive in September, and the price momentum factor showed further signs of strength. The valuation factors improved through the quarter, with the forecast earnings-to-price and cash flow-to-price factors being the most powerful. From a sector perspective, the portfolio's underperformance was led by financials and industrials. A few sectors outperformed for the quarter, lessening the impact of the weaker sectors. Outperformers included technology, basic materials, and consumer cyclicals. Poor model performance in the banking and general manufacturing industries hurt portfolio returns, while our overweighting Jabil Circuit, Inc., International Business Machines Corporation, Sears, Roebuck and Co., and Ball Corporation helped performance.

The model was essentially flat for the fourth quarter, providing little to no help in discriminating outperforming stocks from under performing stocks. As a group, valuation factors were predictive, but the negative power from the earnings expectation side of the model neutralized the valuation strength. Forecast earnings-to-price was the strongest factor for the period, and cash flow-to-price, book-to-price, return on equity, and all of our earnings expectation factors were flat or negative for the month. Generally, the fourth quarter proved to be a difficult period for our value model.


Frederick W. Herrmann


David E. Byrket
Co-Portfolio Managers
BlackRock Advisors, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 1

BlackRock Large Cap Value

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in BlackRock Large Cap Value and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 8/17/01 through 12/31/03

                                                        Russell 1000
                           Initial Class                 Value Index

 8/17/01                      $10,000                     $10,000
 9/30/01                        9,120                       9,137
12/31/01                        9,650                       9,810
 3/31/02                        9,590                      10,212
 6/30/02                        8,100                       9,342
 9/30/02                        6,668                       7,588
12/31/02                        7,359                       8,288
 3/31/03                        6,928                       7,884
 6/30/03                        8,010                       9,246
 9/30/03                        8,093                       9,437
12/31/03                        9,107                      10,776

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                 From        Inception
                                 1 year       Inception        Date
                              -----------   -------------   ----------
BlackRock Large Cap Value         23.76%         (3.86)%     8/17/01
Russell 1000 Value(1)             30.03%          3.20%      8/17/01
---------------------------       -----          -----       -------

NOTES
(1) The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http:// www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than one year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 2

BlackRock Large Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
                                               --------------------   --------------
COMMON STOCKS (98.6%)
Aerospace (2.3%)
  Lockheed Martin Corporation                            125              $    6
  Northrop Grumman Corporation                            75                   7
  United Technologies Corporation                        100                   9
Amusement & Recreation Services (0.8%)
  Disney (Walt) Company (The)                            350                   8
Apparel & Accessory Stores (0.7%)
  Nordstrom, Inc.                                        200                   7
Automotive (2.0%)
  American Axle & Manufacturing
    Holdings, Inc. (a)                                   175                   7
  General Motors Corporation                             225                  12
Automotive Dealers & Service Stations (0.5%)
  AutoNation, Inc. (a)                                   250                   5
Beverages (0.9%)
  Coca-Cola Enterprises Inc.                             225                   5
  Constellation Brands, Inc. (a)                         125                   4
Chemicals & Allied Products (2.8%)
  Cytec Industries Inc. (a)                              200                   8
  Dial Corporation (The)                                 175                   5
  RPM, Inc.                                              300                   5
  Sherwin-Williams Company (The)                         250                   9
Commercial Banks (19.1%)
  Bank One Corporation                                   425                  19
  Citigroup Inc.                                         925                  45
  City National Corporation                              100                   6
  First Tennessee National Corporation                   175                   8
  Marshall & Ilsley Corporation                          125                   5
  MBNA Corporation                                       200                   5
  Morgan Chase & Co. (J.P.)                              625                  23
  National City Corporation                              300                  10
  Sky Financial Group, Inc.                              175                   5
  U.S. Bancorp                                           695                  21
  Wachovia Corporation                                   400                  19
  Wells Fargo & Company                                  275                  16
Communication (1.1%)
  Comcast Corporation-Class A (a)                        211                   7
  Liberty Media Corporation-Class A (a)                  300                   4
Communications Equipment (0.9%)
  Advanced Fibre Communications, Inc. (a)                200                   4
  L-3 Communications Holdings, Inc. (a)                  100                   5
Computer & Data Processing Services (0.9%)
  GTECH Holdings Corporation                             100                   5
  Unisys Corporation (a)                                 300                   4


                                                      Shares               Value
                                               --------------------   --------------
Computer & Office Equipment (4.0%)
  Hewlett-Packard Company                                325              $    7
  International Business Machines
    Corporation                                          250                  23
  Lexmark International Group, Inc. (a)                  100                   8
Construction (1.1%)
  Centex Corporation                                     100                  11
Department Stores (0.7%)
  Federated Department Stores, Inc.                      150                   7
Electric Services (3.7%)
  Constellation Energy Group, Inc.                       275                  11
  Entergy Corporation                                    200                  11
  PPL Corporation                                        150                   7
  TXU Corp.                                              250                   6
Electric, Gas & Sanitary Services (2.2%)
  Exelon Corporation                                     200                  13
  NiSource Inc.                                          375                   8
Electrical Goods (0.3%)
  Arrow Electronics, Inc. (a)                            150                   3
Electronic & Other Electric Equipment (1.8%)
  Cooper Industries, Inc.-Class A                        100                   6
  Eaton Corporation                                       50                   5
  Energizer Holdings, Inc. (a)                           150                   6
Electronic Components & Accessories (0.5%)
  Jabil Circuit, Inc. (a)                                175                   5
Fabricated Metal Products (0.7%)
  Fortune Brands, Inc.                                   100                   7
Food & Kindred Products (2.9%)
  Altria Group, Inc.                                     325                  18
  Kellogg Company                                        175                   7
  Smucker (J.M.) Company (The)                            75                   3
Food Stores (0.7%)
  Albertson's, Inc.                                      300                   7
Holding & Other Investment Offices (1.9%)
  General Growth Properties, Inc.                        300                   8
  Vornado Realty Trust                                   175                  10
Hotels & Other Lodging Places (0.5%)
  Park Place Entertainment Corporation (a)               500                   5
Industrial Machinery & Equipment (2.1%)
  American Standard Companies Inc. (a)                    75                   8
  Black & Decker Corporation (The)                        75                   4
  Deere & Company                                        125                   8


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Large Cap Value 3

BlackRock Large Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares        Value
                                                ------------   ---------
Insurance (5.4%)
  ACE Limited                                         120       $    5
  Allstate Corporation (The)                          200            9
  American International Group, Inc.                  200           13
  Fidelity National Financial, Inc.                   156            6
  Old Republic International Corp.                    225            6
  W.R. Berkley Corporation                            150            5
  WellPoint Health Networks Inc. (a)                   75            7
Life Insurance (1.9%)
  John Hancock Financial Services, Inc.               100            4
  Protective Life Corporation                         125            4
  Prudential Financial, Inc.                          245           10
Lumber & Wood Products (1.4%)
  Georgia-Pacific Corporation                         225            7
  Louisiana-Pacific Corporation (a)                   350            6
Mortgage Bankers & Brokers (0.5%)
  Countrywide Credit Industries, Inc.                  66            5
Motion Pictures (2.2%)
  Fox Entertainment Group, Inc.-Class A (a)           250            7
  Time Warner Inc. (a)                                800           14
Oil & Gas Extraction (4.1%)
  Chesapeake Energy Corporation                       550            7
  ConocoPhillips                                      250           17
  Devon Energy Corporation                            125            7
  Occidental Petroleum Corporation                    200            8
Paper & Allied Products (0.6%)
  Kimberly-Clark Corporation                          100            6
Personal Credit Institutions (0.5%)
  Capital One Financial Corporation                    75            5
Personal Services (1.3%)
  Cendant Corporation (a)                             525           12
Petroleum Refining (6.4%)
  ChevronTexaco Corporation                           200           18
  Exxon Mobil Corporation                             900           37
  Marathon Oil Corporation                            150            5
Pharmaceuticals (2.9%)
  Bristol-Myers Squibb Co.                            525           15
  Watson Pharmaceuticals, Inc. (a)                    150            7
  Wyeth                                               150            6


                                                   Shares        Value
                                                ------------   ---------
Primary Metal Industries (1.5%)
  Alcoa Inc.                                          240       $    9
  Engelhard Corporation                               175            5
Printing & Publishing (1.0%)
  Belo (A.H.) Corporation-Class A                     175            5
  McGraw-Hill Companies, Inc. (The)                    75            5
Railroads (0.8%)
  Burlington Northern Santa Fe
    Corporation                                       250            8
Real Estate (0.7%)
  Rouse Company (The)                                 150            7
Restaurants (0.8%)
  McDonald's Corporation                              325            8
Savings Institutions (1.5%)
  Washington Mutual, Inc.                             350           14
Security & Commodity Brokers (3.2%)
  Goldman Sachs Group, Inc. (The)                      75            7
  Lehman Brothers Holdings Inc.                       100            8
  Merrill Lynch & Co., Inc.                           275           16
Telecommunications (5.7%)
  AT&T Corp.                                          225            5
  BellSouth Corporation                               600           17
  CenturyTel, Inc.                                    175            6
  SBC Communications Inc.                             225            6
  Verizon Communications, Inc.                        575           20
Trucking & Warehousing (0.4%)
  J.B. Hunt Transport Services, Inc. (a)              150            4
U.S. Government Agencies (0.7%)
  Freddie Mac                                         125            7
                                                                ------
Total Common Stocks (cost: $791)
                                                                   945
                                                                ------
Total Investment Securities (cost: $791)                        $  945
                                                                ======
SUMMARY:
  Investments, at value                              98.6%      $  945
  Other assets in excess of liabilities               1.4%          12
                                                    -----       ------
Net assets                                          100.0%      $  957
                                                    =====       ======


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 4

BlackRock Large Cap Value

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $791)                 $  945
  Cash                                                             12
  Receivables:
     Dividends                                                      1
  Other                                                             1
                                                               ------
                                                                  959
                                                               ------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   1
  Other                                                             1
                                                               ------
                                                                    2
                                                               ------
Net Assets                                                     $  957
                                                               ======
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)     $    1
  Additional paid-in capital                                    1,058
  Undistributed net investment income (loss)                        9
  Accumulated net realized gain (loss) from investment
     securities                                                  (265)
  Net unrealized appreciation (depreciation) on investment
     securities                                                   154
                                                               ------
Net Assets                                                     $  957
                                                               ======
Shares Outstanding                                                106
Net Asset Value and Offering Price Per Share                   $ 9.07

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends                                             $  19
                                                        -----
Expenses:
  Management and advisory fees                              8
  Transfer agent fees                                       2
  Printing and shareholder reports                          5
  Custody fees                                              6
  Administration fees                                      21
  Auditing and accounting fees                             10
                                                        -----
  Total expenses                                           52
                                                        -----
  Less:
     Advisory fee waiver and expense reimbursement        (40)
                                                        -----
  Net expenses                                             12
                                                        -----
Net Investment Income (Loss)                                7
                                                        -----
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities         (41)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities              217
                                                        -----
Net Gain (Loss) on Investment Securities                  176
                                                        -----
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                       $ 183
                                                        =====


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 5

BlackRock Large Cap Value

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,       December 31,
                                                         2003               2002
                                                  ------------------ ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $     7            $      3
  Net realized gain (loss) from
     investment securities                               (41)               (192)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                          217                 (60)
                                                     -------            --------
                                                         183                (249)
                                                     -------            --------
Distributions to Shareholders:
  From net investment income                              (2)                 (1)
  From net realized gains                                  -                   -
                                                     -------            ---------
                                                          (2)                 (1)
                                                     -------            ----------
Capital Share Transactions:
  Proceeds from shares sold                               12                  71
  Dividends and distributions reinvested                   2                   1
  Cost of shares redeemed                                (13)                (58)
                                                     -------            ---------
                                                           1                  14
                                                     -------            ---------
Net increase (decrease) in net assets                    182                (236)
                                                     -------            ---------
Net Assets:
  Beginning of year                                      775               1,011
                                                     -------            ---------
  End of year                                        $   957            $    775
                                                     =======            =========
Undistributed Net Investment
  Income (Loss)                                      $     9            $      4
                                                     =======            =========


                                                     December 31,       December 31,
                                                         2003               2002
                                                  ------------------ ------------------
Share Activity:
  Shares issued                                            1                   8
  Shares issued-reinvested from distributions              -                  -
  Shares redeemed                                          -                  (8)
                                                     -------            --------
Net increase (decrease) in shares
  outstanding                                              1                  -
                                                     =======            =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 6

BlackRock Large Cap Value

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                              For a share outstanding throughout each period (a)
                 ------------------------------------------------------------------------------------------------------------
                                         Investment Operations                          Distributions
                             --------------------------------------------- ---------------------------------------
                  Net Asset                                                                                         Net Asset
       For the      Value,         Net         Net Realized                  From Net    From Net                    Value,
       Period     Beginning     Investment    and Unrealized      Total     Investment   Realized       Total          End
      Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions   of Period
    ------------ ----------- --------------- ---------------- ------------ ------------ ---------- --------------- ----------
    12/31/2003    $    7.35     $   0.08         $   1.66       $   1.74    $   (0.02)      $ -      $   (0.02)     $   9.07
    12/31/2002         9.65         0.02            (2.31)         (2.29)       (0.01)        -          (0.01)         7.35
    12/31/2001        10.00         0.01            (0.36)         (0.35)           -         -              -          9.65
--- ----------    ---------     --------         --------       --------    ---------       ---      ---------      --------

                                                            Ratios/Supplemental Data
                                     -----------------------------------------------------------------------
                                                        Ratio of Expenses
                                      Net Assets,           to Average          Net Investment
       For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
       Period           Total            Period      -----------------------      to Average       Turnover
      Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
    ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
    12/31/2003           23.76%         $   957         1.30%        6.10%            0.96%           130%
    12/31/2002          (23.74)             775         1.30         8.79             0.28            146
    12/31/2001           (3.50)           1,011         1.30         8.63             0.31             31
--- ----------          ------          -------         ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception date of the Fund was August 17, 2001.
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 7

BlackRock Large Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. BlackRock Large Cap Value ("the Fund"), part of ATSF, began operations on August 17, 2001.

The Fund will merge into PBHG/NWQ Value Select effective as of the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.30% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee     Available for
                       Waived      Recapture Through
                   -------------- ------------------
Fiscal Year 2001        $ 26          12/31/2004
Fiscal Year 2002          65          12/31/2005
Fiscal Year 2003          40          12/31/2006

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 8

BlackRock Large Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The Fund is authorized under the 12b-1 plan to pay fees up to the limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003 there was no value of invested plan amounts. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 1,086
  U.S. Government                                          7
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  1,048
  U.S. Government                                         17

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                 $ 1
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                   2
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $    8
                                                    ======
     Undistributed Long-term Capital Gains          $    -
                                                    ======
     Capital Loss Carryforward                      $ (262)
                                                    ======
     Post October Loss                              $    -
                                                    ======
     Net Unrealized Appreciation (Depreciation)     $  150
                                                    ======

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
    $   24     December 31, 2009
       150     December 31, 2010
        88     December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                            $ 795
                                                       =====
     Unrealized Appreciation                           $ 157
     Unrealized (Depreciation)                            (7)
                                                       -----
     Net Unrealized Appreciation (Depreciation)        $ 150
                                                       =====


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 9

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of BlackRock Large Cap Value


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Large Cap Value (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Large Cap Value 10

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT
After two years of bitter struggle, the equity markets surged back to life in 2003. Broadly speaking, accommodative monetary and fiscal policies spurred U.S. economic growth, which in turn fostered improved corporate profits. At year-end, the federal funds target rate stood at a historically low 1.0%, while stimulus from the tax cuts continued to add momentum to the economy. Meanwhile, the decrease in geopolitical tensions following the conclusion of major combat operations in Iraq and the capture of Saddam Hussein significantly boosted consumer sentiment. By the close of the fourth quarter, gross domestic product ("GDP") had grown at a strong 4.0% rate. As economic data generally improved throughout the year, investors' risk appetite increased. Both the Dow Jones Industrial Average and the Standard and Poor's 500 Composite Stock Index posted significant gains, rising 28.28% and 28.67%, respectively, while the technology-laden NASDAQ Composite Index soared 50.01%.

Small capitalization issues led the market's advance, with the small cap Russell 2000 Index rising 47.25%. Mid-cap issues also posted strong gains, with the Russell Midcap Index returning 40.06%. Large cap issues performed solidly as well, but lagged on a relative basis, with the large cap Russell 1000 Index gaining 29.89%. On a style-relative basis, large cap value slightly outperformed large cap growth, as the Russell 1000 Value Index returned 30.03%, versus a return of 29.75% for the Russell 1000 Growth Index.

On a sector basis, standout performers included information technology ("IT") and materials. As investors sought increased beta, technology shares rose in tandem, while shares of materials producers benefited from strong demand in China. Lagging sectors included traditionally defensive areas such as healthcare and consumer staples.

PERFORMANCE
For the year ended December 31, 2003, BlackRock Mid Cap Growth returned 29.34%. By comparison its benchmark, the Russell Midcap Growth Index ("Russell MCG") returned 42.71%.

STRATEGY REVIEW
During the first quarter, stock selection had a positive impact on the portfolio's performance versus its benchmark, most notably within the IT sector. Holdings in the IT consulting and services industry added significantly to performance. The portfolio also benefited from strong stock selection within the healthcare sector. Holdings in the healthcare equipment & supplies industry such as St. Jude Medical, Inc. ("St. Jude") and Gilead Sciences, Inc. guided returns to the upside. One area of weakness occurred within the industrial sector as the portfolio's commercial services and supplies holdings lagged during the period. Specifically, DST Systems, Inc. and Robert Half International Inc. declined considerably during the quarter.

During the second quarter, stock selection contributed negatively to the portfolio's performance versus its benchmark. Stock selection within the IT sector was the strongest contributor to performance for the period. In particular, the portfolio's holdings in the IT services industry added significantly to performance. Sector selection contributed negatively to performance during the quarter. The portfolio's overweight in the energy and healthcare sectors detracted significantly from performance relative to the benchmark. During the quarter, we increased our positions in the financial and IT sectors and decreased those in the health care sector. We also decreased our telecommunications, materials, and consumer discretionary holdings, while increasing our consumer staples and energy holdings. In general, our sector allocation is a function of our bottom-up stock selection process, and is therefore dependent on where we find attractive stocks within the universe.

The lag in the portfolio's performance during the third quarter was primarily attributable to our overweight in the energy sector and our holdings in the health care and IT sectors. Conversely, our security selection in the consumer discretionary and industrials sectors were the main contributors to performance. Our commercial services and supplies holdings were one of the more notable contributors to performance for the quarter. Specifically, Career Education Corporation and Fluor Corporation appreciated significantly during the quarter and added to portfolio performance. Another area of the portfolio that benefited from our strong stock selection was the consumer discretionary sector. Our holdings in the specialty retail and multiline retail industries were particularly strong during the quarter, as Staples, Inc. and Dollar General Corporation appreciated strongly. Areas of weakness occurred in the health care and IT sectors. Our health care providers and services holdings lagged the index as AmerisourceBergen Corporation and Laboratory Corporation of America Holdings ("Lab Corp.") declined significantly during the quarter. Our IT services and software holdings underperformed the Russell Midcap Growth primarily due to the performance of The BISYS Group, Inc.

During the fourth quarter, stock selection contributed positively to the portfolio's performance versus its benchmark. Stock selection within the health care sector was one of the strongest contributors to performance for the quarter. In particular, the portfolio's holdings in the health care equipment and supplies and health care providers and services industries added significantly to performance. Lab Corp. and St. Jude appreciated strongly during the quarter. Another area where stock selection was strong was within the IT. Holdings in the IT services, semiconductors and semiconductor equipment, and software industries were particularly strong during the quarter as Cognizant Technology Solutions Corporation, National Semiconductor Corporation, and Siebel Systems, Inc. appreciated. One area of portfolio weakness occurred within the consumer staples sector. Despite positive stock returns within the consumer staples sector for the quarter, our holdings within the sector underperformed those within the Russell MCG.


Neil D. Wagner


Brian E. Stack
Co-Portfolio Managers
BlackRock Advisors, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 1

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
inception of 8/17/01 through 12/31/03

                                                        Russell MSG
                           Initial Class                   Index

  8/17/01                      10,000                     10,000
  9/30/01                       8,670                      8,305
 12/31/01                      10,280                     10,553
  3/31/02                      10,140                     10,366
  6/30/02                       8,630                      8,473
  9/30/02                       7,190                      7,018
 12/31/02                       7,430                      7,661
  3/31/03                       7,400                      7,660
  6/30/03                       8,440                      9,096
  9/30/03                       8,630                      9,747
 12/31/03                       9,610                     10,933


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From        Inception
                     1 year       Inception        Date
                  -----------   -------------   ----------
Initial Class         29.34%         (1.66)%     8/17/01
Russell MCG(1)        42.71%          3.83%      8/17/01
---------------       -----          -----       -------
Service Class             -          23.87%       5/1/03
---------------       -----          -----       -------

NOTES
(1) The Russell Midcap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 2

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  --------------------   --------------
COMMON STOCKS (97.7%)
Apparel & Accessory Stores (5.1%)
  Abercrombie & Fitch Co.-Class A (a)                    17,500             $    432
  Limited, Inc. (The)                                    29,030                  523
Business Services (8.4%)
  BISYS Group, Inc. (The) (a)                            21,400                  318
  ChoicePoint Inc. (a)                                    9,600                  366
  Lamar Advertising Company (a)                           9,800                  366
  Manpower Inc.                                           5,600                  264
  SEI Investments Company                                 8,200                  250
Chemicals & Allied Products (1.0%)
  Smith International, Inc. (a)                           4,500                  187
Communication (0.7%)
  Cablevision Systems Corporation-Class A (a)             5,600                  131
Communications Equipment (1.7%)
  Harris Corporation                                      8,500                  323
Computer & Data Processing Services (10.3%)
  BEA Systems, Inc. (a)                                  15,600                  192
  Ceridian Corporation (a)                               21,000                  440
  Cognizant Technology Solutions
    Corporation (a)                                       3,800                  173
  DST Systems, Inc. (a)                                   4,900                  205
  Network Associates, Inc. (a)                           38,000                  572
  Siebel Systems, Inc. (a)                               25,600                  355
Computer & Office Equipment (1.9%)
  Storage Technology Corporation (a)                     13,700                  353
Construction (1.8%)
  Fluor Corporation                                       8,400                  333
Drug Stores & Proprietary Stores (1.8%)
  Omnicare, Inc.                                          8,500                  343
Educational Services (1.3%)
  Career Education Corporation (a)                        5,900                  236
Electronic & Other Electric Equipment (2.2%)
  Energizer Holdings, Inc. (a)                           10,900                  409
Electronic Components & Accessories (7.3%)
  AMIS Holdings, Inc. (a)                                 2,100                   38
  Fairchild Semiconductor International,
    Inc.-Class A (a)                                     12,500                  312
  Intersil Corporation-Class A                            8,800                  219
  Jabil Circuit, Inc. (a)                                11,500                  325
  National Semiconductor Corporation (a)                  9,122                  359
  NVIDIA Corporation (a)                                  4,600                  107
Food & Kindred Products (2.3%)
  Dean Foods Company (a)                                 13,050                  429


                                                         Shares               Value
                                                  --------------------   --------------
Health Services (4.9%)
  Laboratory Corporation of America
    Holdings (a)                                          9,400             $    347
  Triad Hospitals, Inc. (a)                               6,545                  218
  Universal Health Services, Inc.-Class B                 6,500                  349
Hotels & Other Lodging Places (1.2%)
  Hilton Hotels Corporation                              12,700                  218
Industrial Machinery & Equipment (2.5%)
  Brunswick Corporation                                   9,200                  293
  Novellus Systems, Inc. (a)                              4,300                  181
Instruments & Related Products (1.8%)
  Alcon, Inc.                                             3,400                  206
  Teradyne, Inc. (a)                                      5,000                  127
Insurance (1.4%)
  Anthem, Inc. (a)                                        2,900                  218
  AXIS Capital Holdings Limited                           1,200                   35
Insurance Agents, Brokers & Service (2.3%)
  Willis Group Holdings Limited                          12,500                  426
Manufacturing Industries (0.6%)
  LeapFrog Enterprises, Inc. (a)                          4,500                  119
Medical Instruments & Supplies (8.0%)
  Bard, (C.R.) Inc.                                       4,900                  398
  St. Jude Medical, Inc. (a)                              6,600                  405
  Varian Medical Systems, Inc. (a)                        6,500                  449
  Zimmer Holdings, Inc. (a)                               3,400                  239
Motion Pictures (0.6%)
  Regal Entertainment Group-Class A                       5,000                  103
Oil & Gas Extraction (9.2%)
  Apache Corporation                                        126                   10
  BJ Services Company (a)                                 6,600                  237
  ENSCO International Incorporated                        5,800                  158
  GlobalSantaFe Corporation                                  42                    1
  Halliburton Company                                     9,500                  247
  Nabors Industries Ltd. (a)                              4,167                  173
  Pioneer Natural Resources Company (a)                  18,100                  578
  Pride International, Inc. (a)                           6,400                  119
  Talisman Energy Inc.                                    3,600                  204
Paper & Allied Products (2.4%)
  Pactiv Corporation (a)                                  6,300                  151
  Smurfit-Stone Container Corporation (a)                15,600                  290
Pharmaceuticals (7.7%)
  Allergan, Inc.                                          3,200                  246
  AmerisourceBergen Corporation                           6,200                  348
  Biovail Corporation (a)                                10,900                  234
  Gilead Sciences, Inc. (a)                               2,800                  163
  Shire Pharmaceuticals Group PLC-ADR (a)                15,454                  449


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               BlackRock Mid Cap Growth 3

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                       Shares       Value
                                      --------   ----------
Primary Metal Industries (1.4%)
  Andrew Corporation (a)               23,300     $   268
Restaurants (4.0%)
  Brinker International, Inc. (a)      10,200         338
  Outback Steakhouse, Inc.              4,000         177
  Wendy's International, Inc.           6,000         235
Retail Trade (1.7%)
  Staples, Inc. (a)                    11,800         322
Variety Stores (2.2%)
  Dollar General Corporation           20,000         420
                                                  -------
Total Common Stocks (cost: $15,431)                18,259
                                                  -------

                                              Principal         Value
                                            -------------   ------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (3.7%)
  Fannie Mae
    0.80%, due 01/02/2004                     $    700        $    700
                                                              --------
Total Short-Term U.S. Government Obligations (cost: $700)          700
                                                              --------
Total Investment Securities (cost: $16,131)                   $ 18,959
                                                              ========
SUMMARY:
  Investments, at value                          101.4 %      $ 18,959
  Liabilities in excess of other assets           (1.4)%          (262)
                                              --------        --------
  Net assets                                     100.0 %      $ 18,697
                                              ========        ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.

DEFINITIONS:
ADR American Depositary Receipt


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 4

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $16,131)              $  18,959
  Cash                                                                39
  Receivables:
     Dividends                                                         5
                                                               ---------
                                                                  19,003
                                                               ---------
Liabilities:
  Investment securities purchased                                    285
  Accounts payable and accrued liabilities:
     Management and advisory fees                                     15
  Other                                                                6
                                                               ---------
                                                                     306
                                                               ---------
Net Assets                                                     $  18,697
                                                               =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)     $      19
  Additional paid-in capital                                      15,515
  Undistributed net investment income (loss)                           7
  Undistributed net realized gain (loss) from investment
     securities                                                      328
  Net unrealized appreciation (depreciation) on investment
     securities                                                    2,828
                                                               ---------
Net Assets                                                     $  18,697
                                                               =========
Shares Outstanding:
  Initial Class                                                    1,932
  Service Class                                                       13

Net Asset Value and Offering Price Per Share:
  Initial Class                                                $    9.61
  Service Class                                                     9.60

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $     6
  Dividends                                               94
                                                     -------
                                                         100
                                                     -------
Expenses:
  Management and advisory fees                           106
  Transfer agent fees                                      2
  Printing and shareholder reports                        12
  Custody fees                                            19
  Administration fees                                     20
  Auditing and accounting fees                             9
  Recaptured expenses                                      1
                                                     -------
  Total expenses                                         169
                                                     -------
Net Investment Income (Loss)                             (69)
                                                     -------
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities          797
Increase (decrease) in unrealized appreciation
  (depreciation) on investment securities              2,849
                                                     -------
Net Gain (Loss) on Investments                         3,646
                                                     -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 3,577
                                                     =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 5

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $   (69)         $   (19)
  Net realized gain (loss) from
     investment securities                                797             (339)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         2,849             (109)
                                                      -------          -------
                                                        3,577             (467)
                                                      -------          -------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                      -------          -------
                                                            -                -
                                                      -------          -------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                      -------          -------
                                                            -                -
                                                      -------          -------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     10,037            6,619
     Service Class                                        120                -
                                                      -------          -------
                                                       10,157            6,619
                                                      -------          -------
  Dividends and distributions reinvested:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                      -------          -------
                                                            -                -
                                                      -------          -------
  Cost of shares redeemed:
     Initial Class                                     (2,022)            (219)
     Service Class                                         (6)               -
                                                      -------          -------
                                                       (2,028)            (219)
                                                      -------          -------
                                                        8,129            6,400
                                                      -------          -------
Net increase (decrease) in net assets                  11,706            5,933
                                                      -------          -------
Net Assets:
  Beginning of year                                     6,991            1,058
                                                      -------          -------
  End of year                                         $18,697          $ 6,991
                                                      =======          =======
Undistributed Net Investment Income
  (Loss)                                              $     7          $     -
                                                      ========         =======


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                      1,238              866
     Service Class                                         14                -
                                                      -------          -------
                                                        1,252              866
                                                      -------          -------
  Shares issued-reinvested from distributions:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                      -------          -------
                                                            -                -
                                                      -------          -------
  Shares redeemed:
     Initial Class                                       (246)             (29)
     Service Class                                         (1)               -
                                                      -------          -------
                                                         (247)             (29)
                                                      -------          -------
Net increase (decrease) in shares
  outstanding                                           1,005              837
                                                      =======          =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 6

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003     $  7.43     $   (0.04)        $   2.22       $   2.18
                12/31/2002       10.28         (0.06)           (2.79)         (2.85)
                12/31/2001       10.00         (0.03)            0.31           0.28
--------------- ----------     -------     ---------         --------       --------
Service Class   12/31/2003        7.75         (0.05)            1.90           1.85
--------------- ----------     -------     ---------         --------       --------

                For a share outstanding throughout each period (a)
                --------------------------------------------------
                             Distributions
                ---------------------------------------
                                                         Net Asset
                  From Net    From Net                    Value,
                 Investment   Realized       Total          End
                   Income       Gains    Distributions   of Period
                ------------ ---------- --------------- ----------
Initial Class        $ -         $ -          $ -        $  9.61
                       -           -            -           7.43
                       -           -            -          10.28
---------------      ---         ---          ---        -------
Service Class          -           -            -           9.60
---------------      ---         ---          ---        -------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           29.34%         $18,570         1.30%        1.30%           (0.53)%         102%
                12/31/2002          (27.72)           6,991         1.30         4.05            (0.80)          189
                12/31/2001            2.80            1,058         1.30         9.52            (0.78)          148
--------------- ----------          ------          -------         ----         ----            -----           ---
Service Class   12/31/2003           23.87              127         1.55         1.55            (0.81)          102
--------------- ----------          ------          -------         ----         ----            -----           ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-August 17, 2001
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 7

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. BlackRock Mid Cap Growth ("the Fund"), part of ATSF, began operations on August 17, 2001.

The Fund will merge into Transamerica Equity effective as of the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date, or in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.30% Expense Limit


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 8

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                      Increase in
                     Total Expenses
 Expense Recovered     to Average
     by Advisor        Net Assets
------------------- ---------------
        $ 1                -

                    Advisory Fee     Available for
                       Waived      Recapture Through
                   -------------- ------------------
Fiscal Year 2001        $ 29          12/31/2004
Fiscal Year 2002          64          12/31/2005

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 21,131
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  12,758
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                           $   -
     Undistributed net investment income (loss)              76
     Undistributed net realized capital gains (loss)        (76)


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           BlackRock Mid Cap Growth 9

BlackRock Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   352
                                                    =======
     Undistributed Long-term Capital Gains          $    47
                                                    =======
     Capital Loss Carryforward                      $     -
                                                    =======
     Post October Loss                              $     -
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $ 2,765
                                                    =======

The capital loss carryforward utilized during the period ended December 31, 2003 was $330.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $16,194
                                                    =======
     Unrealized Appreciation                        $ 3,099
     Unrealized (Depreciation)                         (334)
                                                    -------
     Net Unrealized Appreciation (Depreciation)     $ 2,765
                                                    =======


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Mid Cap Growth 10

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of BlackRock Mid Cap Growth


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Mid Cap Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          BlackRock Mid Cap Growth 11

Capital Guardian Global

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

After a slow start, global equity markets finished the year with not only almost every sector group posting double-digit gains, but every industry and country ending the year in the black in U.S. dollar terms. The U.S. dollar weakened substantially against the euro and the Australian dollar and to a lesser extent against the Yen and other major currencies. Spot prices for industrial commodities and precious metals surged and crude oil prices moved higher.

The U.S. economy grew much faster than anticipated, productivity increased and an improvement in employment data finally began to materialize. The year started off on an uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Stocks began to climb in Europe just prior to the end of major fighting in Iraq. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best returns in 2003 came from depressed industries such as technology and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

Better global economic growth helped the European economy improve, although domestic demand in much of Europe remained problematic. Positive economic sentiment drove strong returns in a variety of cyclicals, though consumer staples stocks had less positive returns.

The Japanese economy showed signs of firming, based largely on export growth and capital investment following the rebound in corporate profits. The economies of Hong Kong and Singapore also improved as the Pacific region continued to benefit from strong Chinese demand. Japanese bank and insurance stocks performed well, cyclical shares rose smartly, though technology stocks failed to extend gains made earlier in the year.

PERFORMANCE

For the year ended December 31, 2003, Capital Guardian Global returned 37.60%. By comparison its benchmark, the Morgan Stanley Capital International World Index returned 33.76%.

STRATEGY REVIEW

The portfolio benefited in 2003 from strong stock selection and an overweight in information technology ("IT"). While many of these companies were challenged in 2002, they benefited from the mild improvement in corporate spending this year and from more positive commentary coming from market leaders. Within this group, semiconductor-related and communications equipment companies had the largest gains. Within consumer staples, an underweight position and good stock selection were positive contributors during the year, as good results for tobacco far outweighed earnings disappointments in other areas of the sector. Overweight and stock selections were also beneficial in consumer discretionary where the portfolio's media and retail names did well. The biggest detractor for the year was an underweight and stock selection in financials. Primarily positions in U.S. consumer finance, Japanese capital markets and real estate, and European insurance and reinsurance companies that were beaten down earlier in the year.

At the end of the year, the portfolio was overweight in IT, health care and telecommunications service and underweight in financials and utilities. Looking at the portfolio from a country perspective, it was underweight in the United States, market weight in Japan and overweight in Europe.


Capital Guardian Trust Company
Portfolio Manager


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 1

Capital Guardian Global

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 2/3/98 through 12/31/03

                                                         MSCI Int'l
                           Initial Class                World Index

  2/3/98                      $10,000                     $10,000
 3/31/98                       11,140                      11,131
 6/30/98                       11,050                      11,367
 9/30/98                        9,070                      10,014
12/31/98                       10,660                      12,139
 3/31/99                       10,710                      12,583
 6/30/99                       12,390                      13,194
 9/30/99                       12,030                      13,010
12/31/99                       15,760                      15,215
 3/31/00                       16,630                      15,382
 6/30/00                       15,066                      14,848
 9/30/00                       14,370                      14,113
12/31/00                       13,331                      13,250
 3/31/01                       12,159                      11,557
 6/30/01                       12,650                      11,878
 9/30/01                       10,344                      10,179
12/31/01                       11,949                      11,061
 3/31/02                       12,074                      11,108
 6/30/02                       10,740                      10,109
 9/30/02                        8,587                       8,259
12/31/02                        9,617                       8,899
 3/31/03                        9,074                       8,459
 6/30/03                       10,818                       9,918
 9/30/03                       11,542                      10,408
12/31/03                       13,233                      11,903

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                   From       Inception
                     1 year        5 years      Inception       Date
                  -----------   ------------   -----------   ----------
Initial Class         37.60%         4.42 %        4.86%       2/3/98
MSCIW(1)              33.76%        (0.39)%        2.99%       2/3/98
------                -----         -----         -----        ------
Service Class             -             -         33.11%       5/1/03
---------------       -----         -----         -----        ------

NOTES
(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio, of the Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-advisor since October 9, 2000. Prior to that a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 2

Capital Guardian Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                               Principal        Value
                              -----------   ------------
CONVERTIBLE BONDS (0.7%)
Cayman Islands (0.3%)
  SMFG Finance Ltd.-144A
    2.25%, due 07/11/2005     $ 51,000      $     891
United States (0.4%)
  Amazon.com, Inc.
    4.75%, due 02/01/2009          672            680
    6.88%, due 02/16/2010          265            332
                                            ---------
Total Convertible Bonds (cost: $1,078)          1,903
                                            ---------

                                                  Shares               Value
                                           --------------------   ---------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
Switzerland (0.4%)
  Compagnie Financiere Richemont AG-Units          42,904            $  1,030
United States (0.2%)
  Chubb Corporation                                20,200                 582
                                                                     ---------
Total Convertible Preferred Stocks (cost: $1,434)                       1,612
                                                                     ---------
PREFERRED STOCKS (0.3%)
Australia (0.1%)
  News Corporation Limited (The)-ADR                5,625                 170
Brazil (0.1%)
  Companhia Vale do Rio Doce-ADR                    4,000                 206
  Telesp Celular SA                                    80                  (d)
Germany (0.1%)
  Fresenius Medical Care AG                        10,900                 549
                                                                     ---------
Total Preferred Stocks (cost: $711)                                       925
                                                                     ---------
COMMON STOCKS (92.9%)
Australia (1.6%)
  Australia and New Zealand Banking
    Group Limited                                  35,454                 472
  Coca-Cola Amatil Limited                        121,500                 570
  Foster's Group Limited                          137,700                 467
  News Corporation Limited (The)                   50,817                 459
  Publishing & Broadcasting Limited                59,700                 563
  Qantas Airways Limited                          241,936                 600
  Wesfarmers Ltd.                                  17,100                 341
  Westpac Banking Corporation                      29,500                 355
  Woolworths Limited                               58,100                 516
Austria (0.4%)
  Erste Bank der oesterreichischen
    Sparkassen AG                                   4,400                 544
  Telekom Austria AG (a)                           42,001                 519
Bermuda (0.8%)
  Ingersoll-Rand Company-Class A                    9,500                 645
  PartnerRe Ltd.                                   10,100                 586
  XL Capital Ltd.-Class A                          11,400                 884


                                                  Shares               Value
                                           --------------------   ---------------
Brazil (0.1%)
  Companhia Vale do Rio Doce-ADR                    3,100            $    181
Canada (3.5%)
  Abitibi-Consolidated Inc. (b)                   129,600               1,040
  Alcan Inc. (a)                                   16,400                 769
  BCE Inc. (b)                                     29,900                 669
  Bombardier Inc.-Class B                         471,300               1,995
  Four Seasons Hotels Inc. (b)                     10,500                 537
  Great-West Lifeco Inc.                           12,400                 437
  Inco Limited (a)                                 19,000                 760
  Investors Group Inc.                             12,000                 288
  Manulife Financial Corporation                   13,400                 434
  Nexen Inc.                                       12,500                 454
  Suncor Energy Inc.                               21,200                 533
  TELUS Corporation                                29,300                 549
  Thomson Corporation (The) (a)                    32,800               1,195
Denmark (0.3%)
  H. Lundbeck A/S                                   4,600                  76
  Novo Nordisk A/S-Class B                         21,000                 856
Finland (0.5%)
  Nokia Oyj                                        63,420               1,096
  Nokia Oyj-ADR                                     8,600                 146
France (6.1%)
  Air Liquide                                       5,000                 883
  BNP Paribas SA                                   29,100               1,832
  Bouygues SA                                      28,400                 993
  Carrefour SA                                     14,700                 807
  Essilor International SA                         18,000                 931
  France Telecom (a)                               47,800               1,366
  Groupe Danone SA                                  3,700                 604
  L'Oreal SA                                        6,700                 549
  Renault SA                                       18,600               1,283
  Sanofi-Synthelabo                                72,200               5,435
  Schneider Electric SA                             7,200                 471
  Vivendi Universal (a)                            58,600               1,424
Germany (2.7%)
  Allianz AG-Registered Shares                      8,500               1,073
  Bayerische Motoren Werke AG (BMW)                11,500                 536
  DaimlerChrysler AG-Registered Shares             24,800               1,160
  Deutsche Bank AG                                  6,800                 565
  Deutsche Borse AG                                 4,577                 251
  Infineon Technologies AG (a)                     29,900                 418
  Muenchener Rueckversicherungs-
    Gesellschaft AG                                 8,228               1,005
  SAP AG                                            1,600                 270
  SAP AG-ADR                                       24,000                 997
  Siemens AG-Registered Shares (b)                 13,000               1,046


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Global 3

Capital Guardian Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Shares               Value
                                             --------------------   ---------------
Hong Kong (1.1%)
  Hang Lung Properties Limited                      472,000         $     605
  Hang Seng Bank Limited                             37,000               486
  Hutchison Whampoa Limited                          48,000               354
  Johnson Electric Holdings Limited                  86,000               110
  Li & Fung Limited                                 363,000               622
  Sun Hung Kai Properties Limited                   113,000               935
Ireland (0.5%)
  CRH PLC (GBP)                                       5,500               113
  CRH PLC (IRE)                                      24,000               493
  RyanAir Holdings PLC-ADR (a)(b)                    13,800               699
Japan (9.5%)
  AEON Co., Ltd.                                     45,000             1,507
  Canon Inc.                                         14,000               652
  Enplas Corporation                                 13,000               409
  FANUC LTD                                           8,100               485
  Fujitsu Limited (a)                                98,000               578
  Hirose Electric Co., Ltd.                           4,200               482
  Honda Motor Co., Ltd.                               5,100               226
  Hoya Corporation                                    7,500               688
  Japan Telecom Co. Ltd.                                 86               230
  Kansai Electric Power Company,
    Incorporated (The)                               24,300               426
  Millea Holdings, Inc.                                  61               796
  Mitsubishi Corporation                             62,000               657
  Mitsubishi Estate Company, Limited                 65,000               616
  Mitsubishi Heavy Industries, Ltd.                 177,000               492
  Mitsubishi Motors Corporation (a)(b)              104,000               212
  Mitsui Sumitomo Insurance Co., Ltd.                84,000               689
  NEC Corporation                                   177,000             1,302
  NEC Electronics Corporation (a)                       400                29
  Nidec Corporation (b)                               5,400               512
  Nikko Cordial Corporation                          59,000               329
  Nikon Corporation (a)                              24,000               362
  Nintendo Co., Ltd.                                  6,400               597
  Nippon Steel Corporation                          227,000               487
  Nissan Motor Co., Ltd. (b)                        101,000             1,153
  Nissin Food Products Co., Ltd.                     32,600               812
  Nitto Denko Corporation                            11,500               611
  NTT DoCoMo, Inc.                                      111               252
  OBIC Co., Ltd.                                      2,200               442
  ORIX Corporation                                    6,400               529
  Ricoh Company, Ltd.                                26,000               513
  Rohm Company, Ltd.                                  3,500               410
  Sekisui House, Ltd.                                15,000               155
  Shimamura Co., Ltd.                                 7,600               516
  Shin-Etsu Chemical Co., Ltd.                        9,400               384
  Shionogi & Co., Ltd.                               28,000               521
  SMC Corporation                                     3,700               460
  Sony Corporation                                    5,700               197
  Sumitomo Chemical Company, Limited                119,000               491


                                                    Shares               Value
                                             --------------------   ---------------
Japan (continued)
  Suzuki Motor Corporation                           68,000         $   1,006
  Taiyo Yuden Co., Ltd.                              30,000               392
  Tokyo Electron Limited                             18,700             1,420
  Toray Industries, Inc.                             58,000               242
  Toyota Motor Corporation                           23,000               777
  Uni-Charm Corporation                               7,000               344
  Yahoo Japan Corporation (a)(b)                        115             1,544
  Yokogawa Electric Corporation                      20,000               289
Mexico (0.2%)
  America Movil, SA de CV-Series L-ADR                8,400               230
  America Telecom, SA de CV-ADR (a)                 101,300               262
Netherlands (5.1%)
  ABN AMRO Holding NV                                47,933             1,121
  ASM Lithography Holding NV (a)                     80,900             1,604
  Heineken Holding NV-Class A                        16,000               547
  Heineken NV                                        40,150             1,528
  ING Groep NV                                       16,215               378
  Koninklijke KPN NV (a)                             54,000               417
  Koninklijke Philips Electronics NV                 11,800               344
  Koninklijke Philips Electronics NV-NY
    Registered Shares                                 2,100                61
  Royal Dutch Petroleum Company                      68,700             3,621
  Royal Dutch Petroleum Company-NY
    Registered Shares                                37,200             1,949
  Royal Numico NV-CVA (a)                            23,400               647
  Unilever NV-CVA                                    14,500               948
  Vedior NV-CVA                                      42,000               657
Norway (1.1%)
  Norsk Hydro ASA                                    28,400             1,749
  Norske Skogindustrier ASA                          22,200               423
  Statoil ASA                                        76,700               860
Panama (0.2%)
  Carnival Corporation                               16,300               648
Singapore (0.4%)
  Singapore Telecommunications Limited              313,600               362
  United Overseas Bank Limited                       66,000               513
  Venture Manufacturing (Singapore) Ltd.             23,000               271
South Africa (0.4%)
  Sasol Limited                                      73,000             1,043
South Korea (0.2%)
  Samsung Electronics Co.,
    Ltd.-GDR-144A (LUX) (a)(b)                        2,250               423
  Samsung Electronics Co.,
    Ltd.-GDR-144A (USD)                                 580               109
Spain (1.2%)
  Banco Bilbao Vizcaya Argentaria, SA (b)            65,100               899
  Inditex, SA                                        46,100               936
  Repsol-YPF, SA                                     28,500               556
  Telefonica SA                                      52,088               765


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Global 4

Capital Guardian Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                            Shares               Value
                                                     --------------------   ---------------
Sweden (0.8%)
  Assa Abloy AB-Class B Free                                  58,200        $     692
  ForeningsSparbanken AB                                      72,000            1,416
Switzerland (3.7%)
  Chocoladefabriken Lindt & Sprungli AG                          620              516
  Holcim Ltd.                                                 25,429            1,184
  Nestle SA-Registered Shares                                  4,423            1,105
  Nobel Biocare Holding AG                                     2,811              285
  Novartis AG                                                 65,380            2,967
  Swatch Group AG (The)-Class B                                5,100              612
  Swiss Reinsurance Company-Registered
    Shares                                                    14,768              997
  Swisscom AG-Registered Shares                                5,101            1,683
  UBS AG-Registered Shares                                     9,300              637
Taiwan (0.3%)
  Taiwan Semiconductor Manufacturing
    Company Ltd.-ADR (a)                                      88,610              907
United Kingdom (10.8%)
  Amersham PLC                                                56,500              774
  ARM Holdings PLC (a)                                        33,000               76
  AstraZeneca PLC                                            132,200            6,440
  AstraZeneca PLC-ADR (b)                                     54,500            2,637
  BAE Systems PLC                                             19,400               58
  Barclays PLC                                                93,500              834
  BG Group PLC                                               234,600            1,204
  BHP Billiton PLC (a)                                       239,047            2,088
  British Sky Broadcasting Group PLC (a)                      29,500              371
  Corus Group PLC (a)                                        585,933              315
  Corus Group PLC (a)(d)                                     413,600                -
  Diageo PLC                                                  51,000              671
  HBOS PLC                                                    42,800              554
  HSBC Holdings PLC (a)                                       90,074            1,415
  National Grid Group PLC (The)                               36,600              262
  Pearson PLC                                                 97,100            1,081
  Prudential PLC                                              39,300              332
  Reckitt Benckiser PLC                                       22,100              500
  Reed International PLC                                      68,400              572
  Royal Bank of Scotland Group PLC (The)                      58,600            1,726
  Smiths Group PLC                                            55,100              652
  Standard Chartered PLC (a)                                  31,600              522
  Unilever PLC                                                68,500              638
  Vodafone Group PLC                                       2,185,966            5,419
  Wolseley PLC                                                38,100              539
United States (41.4%)
  Advanced Micro Devices, Inc. (a)                            41,600              620
  AES Corporation (The) (a)                                   56,000              529
  Agilent Technologies, Inc. (a)                              51,700            1,512
  Allergan, Inc. (b)                                          38,000            2,918
  Altera Corporation (a)(b)                                   54,000            1,226
  Altria Group, Inc.                                          20,600            1,121


                                                            Shares               Value
                                                     --------------------   ---------------
United States (continued)
  Amazon.com, Inc. (a)(b)                                     10,700        $     563
  American International Group, Inc.                          12,550              832
  American Standard Companies Inc. (a)                        12,100            1,218
  AmeriCredit Corp. (a)(b)                                    10,600              169
  Amgen Inc. (a)                                              45,500            2,811
  Anheuser-Busch Companies, Inc.                              16,800              885
  Applera Corporation-Applied Biosystems
    Group                                                     45,000              932
  Applied Materials, Inc. (a)                                151,259            3,396
  Applied Micro Circuits Corporation (a)                      71,900              430
  AT&T Corp. (b)                                              71,900            1,460
  Automatic Data Processing, Inc.                             45,600            1,806
  Avon Products, Inc.                                          5,500              371
  Baker Hughes Incorporated                                   36,500            1,174
  Bank One Corporation                                        25,900            1,181
  Berkshire Hathaway Inc.-Class A (a)                             28            2,359
  Boise Cascade Corporation                                    4,500              148
  Cablevision Systems Corporation-Class A (a)(b)              68,552            1,603
  CheckFree Holdings Corporation (a)                          17,400              481
  ChevronTexaco Corporation                                   13,700            1,184
  Cisco Systems, Inc. (a)                                    141,000            3,425
  Citigroup Inc.                                              21,100            1,024
  Comcast Corporation-Class A (a)                             11,900              391
  Costco Wholesale Corporation (a)                            14,300              532
  Cox Communications, Inc.-Class A (a)                        20,300              699
  Del Monte Foods Company (a)                                 54,800              570
  Disney (Walt) Company (The)                                 24,600              574
  Duke Energy Corporation                                     52,400            1,072
  eBay Inc. (a)                                               18,200            1,176
  Emerson Electric Co.                                         9,400              609
  Exxon Mobil Corporation                                     53,300            2,185
  Fannie Mae                                                  27,600            2,072
  FleetBoston Financial Corporation                           39,600            1,729
  Fluor Corporation                                           30,200            1,197
  Forest Laboratories, Inc. (a)                               64,100            3,961
  Freddie Mac                                                 21,400            1,248
  General Electric Company                                    47,900            1,484
  General Motors Corporation                                  10,200              545
  Golden West Financial Corporation                           21,800            2,250
  Goldman Sachs Group, Inc. (The)                              3,000              296
  Heinz (H.J.) Company                                         7,000              255
  Hughes Electronics Corporation (a)                          50,298              832
  Illinois Tool Works Inc. (b)                                 4,400              369
  Intel Corporation                                           30,900              995
  InterActiveCorp (a)(b)                                      45,200            1,534
  International Business Machines
    Corporation                                                7,200              667
  JDS Uniphase Corporation (a)                                60,600              221
  Kinder Morgan, Inc.                                          8,000              473
  KLA -Tencor Corporation (a)(b)                              53,800            3,156
  Kraft Foods, Inc.-Class A (b)                               15,000              483


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Global 5

Capital Guardian Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                  Shares         Value
                                                ----------   ------------
United States (continued)
  Lauder (Estee) Companies Inc. (The)-Class A     8,800      $     345
  Lilly (Eli) and Company                        22,000          1,547
  Lincare Holdings Inc. (a)                      20,900            628
  Linear Technology Corporation                  12,300            517
  Lowe's Companies, Inc.                         33,600          1,861
  Medtronic, Inc.                                18,500            899
  Microsoft Corporation                          49,400          1,360
  Monster Worldwide, Inc. (a)(b)                 15,800            347
  Morgan Chase & Co. (J.P.)                      28,800          1,058
  Navistar International Corporation (a)(b)      18,000            862
  Northrop Grumman Corporation (b)                9,200            880
  Novellus Systems, Inc. (a)                     16,400            690
  PacifiCare Health Systems, Inc. (a)(b)          8,000            541
  PeopleSoft, Inc. (a)                           67,200          1,532
  Pepsi Bottling Group, Inc. (The)               38,300            926
  PepsiCo, Inc.                                  14,100            657
  Pfizer Inc.                                    91,100          3,219
  PMC-Sierra, Inc. (a)(b)                        45,700            921
  PMI Group, Inc. (The)                          13,900            517
  Polycom, Inc. (a)                              24,200            472
  QUALCOMM Incorporated                          63,100          3,403
  Raytheon Company                               15,400            463
  Schlumberger Limited                           31,000          1,696
  SLM Corporation                                39,300          1,481
  Sprint Corporation (FON Group)                100,000          1,642
  Sprint Corporation (PCS Group) (a)(b)         311,500          1,751
  Starwood Hotels & Resorts Worldwide, Inc.      20,400            734
  State Street Corporation                       22,000          1,146
  Sun Microsystems, Inc. (a)                     74,900            336
  Teradyne, Inc. (a)                             55,700          1,418
  Time Warner Inc. (a)                          172,150          3,096
  Thomson Corporation (The)                      24,000            870
  United Technologies Corporation                15,200          1,441
  Unocal Corporation                             44,500          1,639
  Verizon Communications, Inc.                   15,000            526
  Washington Mutual, Inc.                        48,400          1,942
  Weatherford International Ltd. (a)             12,800            461
  Wells Fargo & Company                          23,900          1,407
  Xilinx, Inc. (a)                               17,700            686
                                                             ---------
Total Common Stocks (cost: $197,061)                           253,497
                                                             ---------

                                                   Principal              Value
                                             ---------------------   ---------------
SECURITY LENDING COLLATERAL (9.3%)
Debt (7.4%)
Bank Notes (0.3%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                          $      120        $     120
  Fleet National Bank
    1.00%, due 01/21/2004                                 449              449
  National Bank of Commerce
    1.19%, due 04/21/2004                                 374              374


                                                   Principal              Value
                                             ---------------------   ---------------
Commercial Paper (2.0%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                          $      225        $     225
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                 149              149
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                 225              225
    1.09%, due 01/13/2004                                 150              150
    1.08%, due 02/05/2004                                 299              299
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                 373              373
    1.09%, due 01/09/2004                                 225              225
    1.08%, due 01/16/2004                                 298              298
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                 374              374
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                 374              374
    1.09%, due 02/06/2004                                 374              374
    1.10%, due 02/09/2004                                 218              218
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                 374              374
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                 225              225
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                 434              434
    1.08%, due 02/17/2004                                 747              747
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                 150              150
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                 748              748
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                  30               30
    1.08%, due 01/06/2004                                 284              284
Euro Dollar Terms (1.8%)
  Bank of Montreal
    1.06%, due 01/15/2004                                 146              146
    1.06%, due 02/17/2004                                 299              299
  Bank of Scotland
    1.06%, due 04/02/2004                                 225              225
  Citigroup Inc.
    1.10%, due 01/22/2004                                 225              225
    1.09%, due 02/06/2004                                 299              299
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                 150              150
  Den Danske Bank
    1.08%, due 01/20/2004                                 748              748
    1.02%, due 01/30/2004                                 374              374
  Royal Bank of Canada
    1.05%, due 02/27/2004                                 749              749


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Global 6

Capital Guardian Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal        Value
                                                   -----------   ------------
Euro Dollar Terms (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                          $   449       $     449
    1.08%, due 01/15/2004                              150             150
    1.08%, due 01/20/2004                               75              75
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                               75              75
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                              449             449
  Wells Fargo & Company
    1.04%, due 01/30/2004                              599             599
Master Notes (0.5%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                              299             299
    1.14%, due 09/08/2004                              449             449
  Morgan Stanley
    1.05%, due 06/21/2004                              719             719
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                              749             749
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                              225             225
Repurchase Agreements (2.0%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated12/31/2003
    to be repurchased at $1,751 on 01/02/2004        1,751           1,751
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,379 on 01/02/2004        2,379           2,379
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,421 on 01/02/2994        1,421           1,421

                                                  Shares           Value
                                             ---------------   ------------
Investment Companies (1.9%)
Money Market Funds (1.9%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                          367,166      $    367
Money Market Funds (continued)
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                          896,463      $    896
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                        3,898,118         3,898
                                                               ---------
Total Security Lending Collateral (cost: $25,384)                25,384
                                                               ---------
Total Investment Securities (cost: $225,668)                   $283,321
                                                               =========
SUMMARY:
  Investments, at value                             103.8 %    $283,321
  Liabilities in excess of other assets              (3.8)%     (10,499)
                                                ---------      ---------
  Net assets                                        100.0 %    $272,822
                                                =========      =========


                                             Percentage of
                                              Net Assets         Value
                                            --------------   ------------
INVESTMENTS BY INDUSTRY:
  Pharmaceuticals                                 12.5 %     $  34,034
  Commercial Banks                                 8.3 %        22,327
  Telecommunications                               6.7 %        18,102
  Insurance                                        4.0 %        10,861
  Industrial Machinery & Equipment                 3.9 %        10,634
  Petroleum Refining                               3.5 %         9,472
  Instruments & Related Products                   3.5 %         9,432
  Electronic Components & Accessories              3.3 %         9,104
  Oil & Gas Extraction                             3.1 %         8,458
  Computer & Office Equipment                      3.1 %         8,457
  Computer & Data Processing Services              2.9 %         8,027
  Automotive                                       2.8 %         7,760
  Food & Kindred Products                          2.6 %         7,052
  Electronic & Other Electric Equipment            2.3 %         6,321
  Business Services                                1.9 %         5,255
  Beverages                                        1.9 %         5,237
  Motion Pictures                                  1.9 %         5,150
  Communications Equipment                         1.7 %         4,645
  Chemicals & Allied Products                      1.6 %         4,478
  Aerospace                                        1.6 %         4,374
  Savings Institutions                             1.5 %         4,192
  Communication                                    1.3 %         3,525
  U.S. Government Agencies                         1.2 %         3,320
  Metal Mining                                     1.2 %         3,235
  Retail Trade                                     1.1 %         3,082
  Medical Instruments & Supplies                   1.1 %         2,889
  Construction                                     0.9 %         2,345
  Electric Services                                0.8 %         2,289
  Printing & Publishing                            0.8 %         2,216
  Real Estate                                      0.8 %         2,156
  Lumber & Other Building Materials                0.7 %         1,861
  Wholesale Trade Durable Goods                    0.6 %         1,687
  Gas Production & Distribution                    0.6 %         1,677
  Life Insurance                                   0.6 %         1,581
  Primary Metal Industries                         0.6 %         1,571
  Transportation & Public Utilities                0.6 %         1,534
  Personal Credit Institutions                     0.5 %         1,481
  Paper & Allied Products                          0.5 %         1,463
  Apparel & Accessory Stores                       0.5 %         1,452
  Security & Commodity Brokers                     0.5 %         1,333
  Food Stores                                      0.5 %         1,323
  Air Transportation                               0.5 %         1,299
  Hotels & Other Lodging Places                    0.5 %         1,271
  Stone, Clay & Glass Products                     0.4 %         1,184
  Health Services                                  0.4 %         1,177
  Lumber & Construction Materials                  0.4 %         1,145
  Manufacturing Industries                         0.4 %         1,033
  Beer, Wine & Distilled Beverages                 0.4 %         1,014


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Global 7

Capital Guardian Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                             Percentage of
                                              Net Assets         Value
                                            --------------   ------------
INVESTMENTS BY INDUSTRY (continued):
  Machinery, Equipment & Supplies                 0.3 %       $     931
  Water Transportation                            0.2 %             648
  Transportation Equipment                        0.2 %             622
  Amusement & Recreation Services                 0.2 %             574
  Variety Stores                                  0.2 %             532
  Radio & Television Broadcasting                 0.1 %             371
  Holding & Other Investment Offices              0.1 %             354
  Textile Mill Products                           0.1 %             242
  Paper & Paper Products                          0.1 %             148
                                                -----         ---------
    Investments, at market value                 94.5 %         257,937
    Short-term investments                        9.3 %          25,384
    Other assets in excess of liabilities        (3.8)%         (10,499)
                                                -----         ---------
  Net assets                                   100.0  %       $ 272,822
                                               ======         =========

                    FORWARD FOREIGN CURRENCY CONTRACTS:
---------------------------------------------------------------------------
                                                Amount in
                                              U.S. Dollars   Net Unrealized
                      Bought     Settlement      Bought       Appreciation
Currency              (Sold)        Date         (Sold)      (Depreciation)
----------------- ------------- ------------ -------------- ---------------
Canadian Dollar         156     01/05/2004      $   121         $   (1)
Canadian Dollar       1,571     04/27/2004        1,199             11
Danish Krone            (30)    01/02/2004           (5)            --
Eruo Dollar             282     01/02/2004          354              2
Euro Dollar              (5)    01/02/2004           (7)            --
Euro Dollar             206     01/05/2004          261             (1)
Euro Dollar              (5)    01/05/2004           (7)            --
Euro Dollar             185     03/23/2004          229              4
Euro Dollar          (1,016)    04/27/2004       (1,199)           (79)
Japanese Yen          1,594     01/05/2004           15             --
Japanese Yen          1,075     01/06/2004           10             --
Japanese Yen        (64,852)    03/04/2004         (599)            (7)
Swedish Krona           493     01/07/2004           69             --
Swiss Franc             134     01/05/2004          108             --
Swiss Franc               7     01/06/2004            6             --
Swiss Franc           1,005     01/30/2004          715             98
Swiss Franc          (1,005)    01/30/2004         (746)           (67)
Swiss Franc          (2,746)    05/12/2004       (2,018)          (209)
                                                ---------       --------
                                                $(1,494)        $ (249)
                                                =========       ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $24,322.
(c) Cash collateral for the Repurchase Agreements, valued at $5,665, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d)  Value is less than $1.

DEFINITIONS:
ADR  American Depositary Receipt
CVA  Certificaaten Von Wandelen (share certificates)
GDR  Global Depository Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $1,423 or 0.52% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 8

Capital Guardian Global

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $225,668)
     (including $24,322 of securities loaned)               $283,321
  Cash                                                        17,115
  Foreign cash (cost: $45)                                        46
  Receivables:
     Investment securities sold                                   19
     Interest                                                     41
     Dividends                                                   220
     Dividend reclaims receivable                                 37
  Unrealized appreciation on forward foreign
     currency contracts                                          115
  Other                                                           26
                                                            ---------
                                                             300,940
                                                            ---------
Liabilities:
  Investment securities purchased                              2,103
  Accounts payable and accrued liabilities:
     Management and advisory fees                                235
     Distribution fees                                             1
  Payable for collateral for securities on loan               25,384
  Unrealized depreciation on forward foreign
     currency contracts                                          364
  Other                                                           31
                                                            ---------
                                                              28,118
                                                            ---------
Net Assets                                                  $272,822
                                                            =========
Net Assets Consist of:
  Capital stock 50,000 shares authorized ($.01 par value)   $    234
  Additional paid-in capital                                 221,247
  Undistributed net investment income (loss)                   1,227
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions             (7,299)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                    57,653
     Translation of assets and liabilities denominated in
       foreign currencies                                       (240)
                                                            ---------
Net Assets                                                  $272,822
                                                            =========
Shares Outstanding:
  Initial Class                                               23,295
  Service Class                                                  104
Net Asset Value and Offering Price Per Share:
  Initial Class                                             $  11.66
  Service Class                                                11.66

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $    128
  Dividends                                                  3,230
  Income from loaned securities-net                             59
     Less withholding taxes on foreign dividends              (230)
                                                          --------
                                                             3,187
                                                          --------
Expenses:
  Management and advisory fees                               2,035
  Transfer agent fees                                            2
  Printing and shareholder reports                              24
  Custody fees                                                 133
  Administration fees                                           20
  Legal fees                                                     2
  Auditing and accounting fees                                  12
  Directors fees                                                 7
  Other                                                          9
  Service fees:
     Service Class                                               1
                                                          --------
  Total expenses                                             2,245
                                                          --------
Net Investment Income (loss)                                   942
                                                          --------
Net Realized Gain (Loss) from:
  Investment securities                                      1,119
  Foreign currency transactions                                439
                                                          --------
                                                             1,558
                                                          --------
Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on:
  Investment securities                                     67,475
  Translation of assets and liabilities denominated in
     foreign currencies                                       (397)
                                                          --------
                                                            67,078
                                                          --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                     68,636
                                                          --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $ 69,578
                                                          ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 9

Capital Guardian Global

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $     942        $     116
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                              1,558           (5,657)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                       67,078           (5,553)
                                                    ---------        ---------
                                                       69,578          (11,094)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (406)            (143)
     Service Class                                          -                -
                                                    ---------        ---------
                                                         (406)            (143)
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     88,443          115,699
     Service Class                                      1,345                -
                                                    ---------        ---------
                                                       89,788          115,699
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                        406              143
     Service Class                                          -                -
                                                    ---------        ---------
                                                          406              143
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                     (6,730)         (28,635)
     Service Class                                       (261)               -
                                                    ---------        ---------
                                                       (6,991)         (28,635)
                                                    ---------        ---------
                                                       83,203           87,207
                                                    ---------        ---------
Net increase (decrease) in net assets                 152,375           75,970
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   120,447           44,477
                                                    ---------        ---------
  End of year                                       $ 272,822        $ 120,447
                                                    =========        =========
Undistributed Net Investment
  Income (Loss)                                     $   1,227        $     248
                                                    =========        =========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                      9,771           12,887
     Service Class                                        128                -
                                                    ---------        ---------
                                                        9,899           12,887
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         42               17
     Service Class                                          -                -
                                                    ---------        ---------
                                                           42               17
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                       (710)          (2,921)
     Service Class                                        (24)               -
                                                    ---------        ---------
                                                         (734)          (2,921)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                           9,207            9,983
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 10

Capital Guardian Global

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    8.49     $   0.05         $   3.14       $   3.19
                12/31/2002        10.57         0.01            (2.07)         (2.06)
                12/31/2001        12.06            -            (1.22)         (1.22)
                12/31/2000        15.77         0.02            (2.37)         (2.35)
                12/31/1999        10.66        (0.01)            5.12           5.11
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003         8.76        (0.01)            2.91           2.90
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions     of Year
                ------------ ----------- --------------- ------------
Initial Class    $   (0.02)   $       -    $   (0.02)     $   11.66
                     (0.02)           -        (0.02)          8.49
                         -        (0.27)       (0.27)         10.57
                         -        (1.36)       (1.36)         12.06
                         -            -            -          15.77
---------------  ---------    ---------    ---------      ---------
Service Class            -            -            -          11.66
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           37.60%        $ 271,610        1.14%        1.14%            0.48%            20%
                12/31/2002          (19.52)          120,447        1.29         1.29             0.17             33
                12/31/2001          (10.36)           44,477        1.34         1.35             0.03             45
                12/31/2000          (15.42)           50,351        1.28         1.30             0.08            303
                12/31/1999           47.84            40,770        1.48         1.49            (0.12)           157
--------------- ----------          ------         ---------        ----         ----            -----            ---
Service Class   12/31/2003           33.11             1,212        1.39         1.39            (0.14)            20
--------------- ----------          ------         ---------        ----         ----            -----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-February 3, 1998
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 11

Capital Guardian Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Global ("the Fund"), part of ATSF, began operations as Capital Guardian Global Portfolio, a part of the Endeavor Series Trust on February 3, 1998. The Fund became part of ATSF on May 1, 2002.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $44 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $25 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds,


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 12

Capital Guardian Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):


                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $ 18,239            7%
Asset Allocation-Moderate Portfolio            38,770           14%
Asset Allocation-Moderate Growth Portfolio     29,145           11%
Asset Allocation-Growth Portfolio              28,696           11%
                                                                --
                                                                43%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      1.05% of the first $150 million of ANA
      1.00% of the next $150 million of ANA
      0.95% of the next $200 million of ANA
      0.925% of ANA over $500 million


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 13

Capital Guardian Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.32% Expense Limit

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $9. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 109,534
  U.S. Government                                        2,099
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   37,787
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                            $  (4)
     Undistributed net investment income (loss)              443
     Undistributed net realized capital gains (loss)        (439)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 143
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                  406
       Long-term capital gains            -


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 14

Capital Guardian Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  1,287
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (6,397)
                                                    ========
     Post October Currency Loss                     $    311
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 56,753
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     1,687   December 31, 2009
       3,505   December 31, 2010
       1,205   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $226,568
                                                    =========
     Unrealized Appreciation                        $ 58,479
     Unrealized (Depreciation)                        (1,726)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 56,753
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Global 15

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of Capital Guardian Global


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Global (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003


                           Capital Guardian Global 16

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The year ended with stocks climbing higher in the fourth quarter, adding double-digit gains to an already good year. In the fourth quarter, earnings reports were better than expected and companies began to attribute profits to growing revenues rather than cost cutting, which had been the main source of better profits in the previous two quarters. The year started off on an uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Following the end of major fighting in Iraq, stocks began their climb. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best results in 2003 came from depressed industries such as technology and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

The weaker U.S. currency also enhanced profits for some companies. Investors were also encouraged by the Federal Reserve Board's reluctance to raise interest rates during 2003 and by generally favorable economic news. The U.S. economy grew much faster than anticipated, productivity soared and the long-awaited improvement in employment data finally began to materialize towards the end of 2003.

PERFORMANCE

For the year ended December 31, 2003, Capital Guardian U.S. Equity returned 36.50%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index returned 28.67%.

STRATEGY REVIEW

The biggest contributor to relative returns during the year was the portfolio's overweight position and strong stock selection in the information technology ("IT") sector, primarily within the communications equipment and semiconductor capital equipment stocks. While many of these companies were challenged in 2002, they benefited from the mild improvement in corporate spending this year and from more positive commentary coming from market leaders. Within this group, semiconductor-related companies had the largest gains.

Similarly, large holdings in the pharmaceuticals, media, leisure, and utilities, areas that suffered last year, surged during the year, though there were some portfolio holdings in the consumer discretionary sectors that dampened results. Within consumer staples, an underweight position and good stock selection were positive contributors during the year, as good results for food products far outweighed earnings disappointments in other areas of the sector.

The largest detractor for the year was in the energy sector where both stock selection and an overweight position hurt relative results. While the portfolio's holdings in the financial sector kept pace with the overall market during the year, they underperformed the broad financial sector and detracted from results. Generally names that underperformed came from the insurance, consumer finance and thrifts and mortgage finance industries.

At the end of the year, the portfolio was overweight in health care, IT and energy, and underweight in consumer staples and financials. During the year, we reduced or eliminated a number of holdings that had recently outperformed or in which we had lost conviction, and purchased stocks that we believed had better prospects. In many cases these purchases were of stocks that had lagged since the market upturn.


Capital Guardian Trust Company
Portfolio Manager


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Capital Guardian U.S. Equity 1

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 8/17/01 through 12/31/03

                            Initial Class                 S&P 500

 10/9/00                      $10,000                     $10,000
12/31/00                       10,100                       9,398
 3/31/01                        9,240                       8,285
 6/30/01                       10,039                       8,769
 9/30/01                        8,336                       7,483
12/31/01                        9,758                       8,282
 3/31/02                        9,839                       8,305
 6/30/02                        8,125                       7,193
 9/30/02                        6,581                       5,951
12/31/02                        7,436                       6,452
 3/31/03                        7,336                       6,249
 6/30/03                        8,684                       7,211
 9/30/03                        8,971                       7,401
12/31/03                       10,150                       8,302


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         36.50%        0.46%      10/9/00
S&P 500(1)            28.67%       (5.59)%     10/9/00
---------------       -----        -----       -------
Service Class             -        26.51%       5/1/03
---------------       -----        -----       -------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity of Endeavor Series Trust.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003


                         Capital Guardian U.S. Equity 2

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                               Principal        Value
                              -----------   ------------
CONVERTIBLE BONDS (0.3%)
Retail Trade (0.3%)
  Amazon.com, Inc.
    4.75%, due 02/01/2009        $ 834      $     843
                                            ---------
Total Convertible Bonds (cost: $630)              843
                                            ---------

                                                             Shares               Value
                                                      --------------------   ---------------
CONVERTIBLE PREFERRED STOCKS (0.3%)
Primary Metal Industries (0.3%)
  Phelps Dodge Corporation (b)                                 4,900         $     829
                                                                             ---------
Total Convertible Preferred Stocks (cost: $439)                                    829
                                                                             ---------
PREFERRED STOCKS (0.1%)
Motion Pictures (0.1%)
  News Corporation Limited (The)-ADR                           6,178               187
                                                                             ---------
Total Preferred Stocks (cost: $179)                                                187
                                                                             ---------
COMMON STOCKS (97.2%)
Aerospace (1.7%)
  Northrop Grumman Corporation                                14,700             1,405
  United Technologies Corporation                             28,900             2,739
Amusement & Recreation Services (0.3%)
  Disney (Walt) Company (The)                                 35,900               838
Automotive (0.4%)
  Navistar International Corporation (a)(b)                   18,400               881
Automotive Dealers & Service Stations (0.4%)
  AutoNation, Inc. (a)                                        47,800               878
Beverages (1.6%)
  Anheuser-Busch Companies, Inc.                              35,500             1,870
  Pepsi Bottling Group, Inc. (The)                            21,100               510
  PepsiCo, Inc.                                               33,600             1,566
Business Services (2.4%)
  CheckFree Holdings Corporation (a)(b)                       43,700             1,208
  eBay Inc. (a)                                               30,800             1,989
  Interpublic Group of Companies, Inc.
    (The) (a)(b)                                              44,900               700
  Monster Worldwide, Inc. (a)(b)                              38,700               850
  Robert Half International Inc. (a)                          23,400               546
  Thomson Corporation (The)                                   14,900               540
Chemicals & Allied Products (2.6%)
  Air Products and Chemicals, Inc.                            38,900             2,055
  Avon Products, Inc.                                          6,700               452
  Dow Chemical Company (The)                                  11,000               457
  du Pont (E.I.) de Nemours and Company                       32,300             1,482
  Lauder (Estee) Companies Inc.
    (The)-Class A                                             25,200               989
  Procter & Gamble Company (The)                               9,200               919


                                                             Shares               Value
                                                      --------------------   ---------------
Commercial Banks (3.9%)
  Bank One Corporation                                        82,200         $   3,747
  Citigroup Inc.                                               9,567               464
  FleetBoston Financial Corporation                           13,900               607
  Morgan Chase & Co. (J.P.)                                   34,100             1,252
  State Street Corporation                                    25,700             1,338
  Wells Fargo & Company                                       32,000             1,884
Communication (2.4%)
  Cablevision Systems Corporation-Class A
      (a)(b)                                                  76,073             1,779
  Comcast Corporation-Class A (a)                             13,500               444
  Cox Communications, Inc.-Class A (a)(b)                     51,700             1,781
  Hughes Electronics Corporation (a)                          55,237               914
  Viacom, Inc.-Class B                                        17,900               794
Communications Equipment (2.5%)
  Corning Incorporated (a)                                    22,600               236
  QUALCOMM Incorporated                                       92,700             4,999
  Siemens AG-ADR (b)                                          10,000               799
Computer & Data Processing Services (5.4%)
  Affiliated Computer Services, Inc.-Class A
      (a)(b)                                                  16,800               915
  Automatic Data Processing, Inc.                             61,900             2,452
  Cadence Design Systems, Inc. (a)(b)                         47,500               854
  Microsoft Corporation                                      117,800             3,244
  PeopleSoft, Inc. (a)                                        89,300             2,036
  Sabre Holdings Corporation (b)                              48,500             1,047
  SAP AG-ADR                                                  32,600             1,355
  VeriSign, Inc. (a)                                          58,100               947
Computer & Office Equipment (3.2%)
  Apple Computer, Inc. (a)                                    21,700               464
  Cisco Systems, Inc. (a)                                    152,700             3,709
  Hewlett-Packard Company                                     16,057               369
  International Business Machines
    Corporation                                               15,100             1,399
  Lexmark International Group, Inc. (a)                        8,700               684
  Sun Microsystems, Inc. (a)                                 247,200             1,110
Construction (0.9%)
  Fluor Corporation                                           55,700             2,208
Electric Services (2.3%)
  AES Corporation (The) (a)                                  222,500             2,100
  American Electric Power Company, Inc.                       17,700               540
  Duke Energy Corporation                                     75,900             1,552
  FirstEnergy Corp.                                           14,600               514
  Pinnacle West Capital Corporation                           18,200               728
Electric, Gas & Sanitary Services (0.3%)
  NiSource Inc.                                               37,600               825
Electrical Goods (0.4%)
  Avnet, Inc. (a)                                             39,000               845


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Capital Guardian U.S. Equity 3

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
                                                 --------------------   ---------------
Electronic & Other Electric Equipment (2.5%)
  Emerson Electric Co.                                   26,000         $   1,684
  General Electric Company                              139,600             4,325
Electronic Components & Accessories (3.0%)
  Altera Corporation (a)(b)                              57,700             1,310
  Applied Micro Circuits Corporation (a)                 47,000               281
  Intel Corporation                                      49,800             1,604
  JDS Uniphase Corporation (a)                          135,400               494
  Linear Technology Corporation                          17,100               719
  PMC-Sierra, Inc. (a)(b)                                67,000             1,350
  Tyco International Ltd.                                16,600               440
  Xilinx, Inc. (a)                                       28,000             1,085
Food & Kindred Products (3.1%)
  Altria Group, Inc.                                     49,400             2,688
  Campbell Soup Company (b)                              60,000             1,608
  Heinz (H.J.) Company                                   15,700               572
  Kraft Foods, Inc.-Class A (b)                          28,500               918
  Unilever NV-NY Shares (b)                              27,100             1,759
Furniture & Home Furnishings Stores (0.5%)
  Williams-Sonoma, Inc. (a)(b)                           34,800             1,210
Gas Production & Distribution (0.5%)
  Equitable Resources, Inc.                              13,700               588
  Kinder Morgan, Inc.                                        14                 1
  Williams Companies, Inc. (The)                         57,100               561
Health Services (1.7%)
  HCA Inc.                                               15,200               653
  Health Management Associates, Inc.-Class A             18,000               432
  Lincare Holdings Inc. (a)(b)                           72,500             2,177
  Triad Hospitals, Inc. (a)                              22,000               732
Hotels & Other Lodging Places (0.2%)
  Starwood Hotels & Resorts Worldwide, Inc.              14,300               514
Industrial Machinery & Equipment (5.1%)
  American Standard Companies Inc. (a)                   26,400             2,658
  Applied Materials, Inc. (a)                           197,900             4,443
  ASM Lithography Holding NV-NY
    Registered Shares (a)                                40,300               808
  Baker Hughes Incorporated                              37,300             1,200
  Illinois Tool Works Inc.                               10,900               915
  Ingersoll-Rand Company-Class A                         23,400             1,588
  Novellus Systems, Inc. (a)                             13,600               572
Instruments & Related Products (4.2%)
  Agilent Technologies, Inc. (a)                         87,400             2,556
  Applera Corporation-Applied Biosystems
    Group (b)                                           105,700             2,189
  Credence Systems Corporation (a)                        9,700               128
  KLA-Tencor Corporation (a)                             55,100             3,233
  Raytheon Company                                        8,800               264
  Teradyne, Inc. (a)                                     73,000             1,858


                                                        Shares               Value
                                                 --------------------   ---------------
Insurance (4.0%)
  American International Group, Inc.                     11,400         $     756
  Berkshire Hathaway Inc.-Class A (a)                        39             3,286
  Chubb Corporation                                      13,800               940
  CIGNA Corporation                                      11,500               661
  Cincinnati Financial Corporation                        6,200               260
  Everest Re Group, Ltd.                                  3,400               288
  PMI Group, Inc. (The)                                  42,000             1,564
  XL Capital Ltd.-Class A                                20,700             1,605
Insurance Agents, Brokers & Service (0.4%)
  Hartford Financial Services Group, Inc. (The)          14,399               850
Lumber & Other Building Materials (1.7%)
  Lowe's Companies, Inc.                                 72,100             3,994
Medical Instruments & Supplies (1.0%)
  Becton, Dickinson and Company                          21,300               876
  Guidant Corporation                                    18,575             1,118
  Medtronic, Inc.                                         9,400               457
Metal Mining (0.2%)
  Newmont Mining Corporation                             12,200               593
Motion Pictures (1.4%)
  Time Warner Inc. (a)                                  168,750             3,036
  Vivendi Universal-ADR (a)                              17,800               432
Oil & Gas Extraction (4.2%)
  BJ Services Company (a)                                28,900             1,038
  Schlumberger Limited                                   63,500             3,475
  Transocean Inc. (a)                                    31,700               761
  Unocal Corporation                                     91,900             3,386
  Weatherford International Ltd. (a)                     41,900             1,508
Paper & Allied Products (0.6%)
  International Paper Company                            14,000               604
  Kimberly-Clark Corporation                             12,900               762
Paper & Paper Products (0.1%)
  Boise Cascade Corporation                               8,400               276
Personal Credit Institutions (2.3%)
  SLM Corporation                                       145,600             5,486
Petroleum Refining (3.2%)
  ChevronTexaco Corporation                               9,700               838
  Exxon Mobil Corporation                               100,500             4,121
  Royal Dutch Petroleum Company-NY
    Registered Shares                                    52,800             2,766
Pharmaceuticals (14.4%)
  Allergan, Inc.                                         77,200             5,930
  Amgen Inc. (a)                                         50,700             3,133
  AstraZeneca PLC-ADR (b)                               228,300            11,045
  Forest Laboratories, Inc. (a)                         143,700             8,881
  Lilly (Eli) and Company                                35,000             2,462
  Pfizer Inc.                                            89,300             3,155


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Capital Guardian U.S. Equity 4

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                              Shares         Value
                                            ----------   ------------
Printing & Publishing (0.2%)
  Knight-Ridder, Inc.                         7,000      $     542
Radio & Television Broadcasting (0.2%)
  Entercom Communications Corp. (a)           2,100            111
  Radio One, Inc.-Class D (a)(b)             23,500            454
Radio, Television & Computer Stores (0.3%)
  RadioShack Corporation                     24,800            761
Railroads (0.2%)
  Union Pacific Corporation                   7,800            542
Restaurants (0.2%)
  McDonald's Corporation                     17,700            439
Retail Trade (0.3%)
  Amazon.com, Inc. (a)(b)                    15,000            790
Savings Institutions (2.1%)
  Golden West Financial Corporation          17,700          1,826
  Washington Mutual, Inc.                    83,300          3,343
Security & Commodity Brokers (0.5%)
  AmeriCredit Corp. (a)(b)                   47,900            763
  Goldman Sachs Group, Inc. (The)             4,900            484
Telecommunications (3.4%)
  AT&T Corp.                                 61,600          1,250
  SBC Communications Inc.                     6,400            167
  Sprint Corporation (FON Group)            243,600          4,000
  Sprint Corporation (PCS Group) (a)(b)     350,700          1,971
  Verizon Communications, Inc.               21,800            765
Transportation & Public Utilities (1.6%)
  InterActiveCorp (a)(b)                     62,800          2,131
  Kinder Morgan Management, LLC (a)          40,955          1,759
U.S. Government Agencies (1.9%)
  Fannie Mae                                 38,700          2,905
  Freddie Mac                                29,100          1,697
Variety Stores (0.8%)
  Costco Wholesale Corporation (a)           53,000          1,971
Water Transportation (0.5%)
  Carnival Corporation                       33,100          1,315
                                                         ---------
Total Common Stocks (cost: $191,501)                       234,255
                                                         ---------

                                                       Principal              Value
                                                 ---------------------   ---------------
SECURITY LENDING COLLATERAL (16.7%)
Debt (13.3%)
Bank Notes (0.6%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                              $      191        $     191
  Fleet National Bank
    1.00%, due 01/21/2004                                     715              715
  National Bank of Commerce
    1.19%, due 04/21/2004                                     596              596


                                                       Principal              Value
                                                 ---------------------   ---------------
Commercial Paper (3.4%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                              $      358        $     358
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                     237              237
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                     358              358
    1.09%, due 01/13/2004                                     238              238
    1.08%, due 02/05/2004                                     476              476
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                     594              594
    1.09%, due 01/09/2004                                     358              358
    1.08%, due 01/16/2004                                     475              475
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                     595              595
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                     595              595
    1.09%, due 02/06/2004                                     595              595
    1.10%, due 02/09/2004                                     348              348
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                     595              595
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                     358              358
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                     691              691
    1.08%, due 02/17/2004                                   1,189            1,189
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                     238              238
Euro Dollar Overnight (0.7%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                   1,191            1,191
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                      48               48
    1.08%, due 01/06/2004                                     453              453
Euro Dollar Terms (3.3%)
  Bank of Montreal
    1.06%, due 01/15/2004                                     233              233
    1.06%, due 02/17/2004                                     477              477
  Bank of Scotland
    1.06%, due 04/02/2004                                     358              358
  Citigroup Inc.
    1.10%, due 01/22/2004                                     358              358
    1.09%, due 02/06/2004                                     477              477
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                     238              238
  Den Danske Bank
    1.08%, due 01/20/2004                                   1,191            1,191
    1.02%, due 01/30/2004                                     596              596
  Royal Bank of Canada
    1.05%, due 02/27/2004                                   1,191            1,191


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Capital Guardian U.S. Equity 5

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal         Value
                                                   --------------   ------------
Euro Dollar Terms (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                            $      715      $     715
    1.08%, due 01/15/2004                                   238            238
    1.08%, due 01/20/2004                                   119            119
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                   119            119
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                   715            715
  Wells Fargo & Company
    1.04%, due 01/30/2004                                   952            952
Master Notes (1.0%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                   477            477
    1.14%, due 09/08/2004                                   715            715
  Morgan Stanley
    1.05%, due 06/21/2004                                 1,143          1,143
Medium Term Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                 1,191          1,191
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                   358            358
Repurchase Agreements (3.7%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,789 on 01/02/2004             2,789          2,789


                                                      Principal         Value
                                                   --------------   ------------
Repurchase Agreements (continued)
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,790 on 01/02/2004        $    3,790      $   3,790
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,264 on 01/02/2004             2,264          2,264

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (3.4%)
Money Market Funds (3.4%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           584,553       $     585
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         1,427,230           1,427
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         6,206,068           6,206
                                                                 ---------
Total Security Lending Collateral (cost: $40,414)                   40,414
                                                                 ---------
Total Investment Securities (cost: $233,163)                     $ 276,528
                                                                 =========
SUMMARY:
  Investments, at value                              114.6 %     $ 276,528
  Liabilities in excess of other assets              (14.6)%       (35,248)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 241,280
                                                 =========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $38,855.
(c) Cash collateral for the Repurchase Agreements, valued at $9,019, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Capital Guardian U.S. Equity 6

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $233,163)
     (including $38,855 of securities loaned)                $276,528
  Cash                                                          5,540
  Receivables:
     Investment securities sold                                    65
     Interest                                                      19
     Dividends                                                    264
  Other                                                            36
                                                             ---------
                                                              282,452
                                                             ---------
Liabilities:
  Investment securities purchased                                 540
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 181
     Distribution fees                                              1
  Payable for collateral for securities on loan                40,414
  Other                                                            36
                                                             ---------
                                                               41,172
                                                             ---------
Net Assets                                                   $241,280
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    240
  Additional paid-in capital                                  202,776
  Undistributed net investment income (loss)                      729
  Accumulated net realized gain (loss) from investment
     securities                                                (5,830)
  Net unrealized appreciation (depreciation) on investment
     securities                                                43,365
                                                             ---------
Net Assets                                                   $241,280
                                                             =========
Shares Outstanding:
  Initial Class                                                23,740
  Service Class                                                   232
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  10.07
  Service Class                                                 10.07

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $    124
  Dividends                                              2,207
  Income from loaned securities-net                         27
     Less withholding taxes on foreign dividends           (20)
                                                      --------
                                                         2,338
                                                      --------
Expenses:
  Management and advisory fees                           1,504
  Transfer agent fees                                        2
  Printing and shareholder reports                          31
  Custody fees                                              28
  Administration fees                                       21
  Legal fees                                                 2
  Auditing and accounting fees                              10
  Directors fees                                             6
  Other                                                      5
  Service fees:
     Service Class                                           1
                                                      --------
  Total expenses                                         1,610
                                                      --------
Net Investment Income (Loss)                               728
                                                      --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities         (894)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            57,413
                                                      --------
Net Gain (Loss) on Investment Securities                56,519
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 57,247
                                                      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Capital Guardian U.S. Equity 7

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $     728        $     319
  Net realized gain (loss) from
     investment securities                               (894)          (4,397)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        57,413          (13,815)
                                                    ---------        ---------
                                                       57,247          (17,893)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (318)             (68)
     Service Class                                          -                -
                                                    ---------        ---------
                                                         (318)             (68)
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -             (249)
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -             (249)
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     79,117           91,442
     Service Class                                      2,245                -
                                                    ---------        ---------
                                                       81,362           91,442
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                        318              317
     Service Class                                          -                -
                                                    ---------        ---------
                                                          318              317
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (13,701)          (7,399)
     Service Class                                       (112)               -
                                                    ---------        ---------
                                                      (13,813)          (7,399)
                                                    ---------        ---------
                                                       67,867           84,360
                                                    ---------        ---------
Net increase (decrease) in net assets                 124,796           66,150
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   116,484           50,334
                                                    ---------        ---------
  End of year                                       $ 241,280        $ 116,484
                                                    =========        =========
Undistributed Net Investment Income
  (Loss)                                            $     729        $     319
                                                    =========        =========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                      9,582           11,543
     Service Class                                        244                -
                                                    ---------        ---------
                                                        9,826           11,543
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         37               43
     Service Class                                          -                -
                                                    ---------        ---------
                                                           37               43
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                     (1,640)            (994)
     Service Class                                        (12)               -
                                                    ---------        ---------
                                                       (1,652)            (994)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                           8,211           10,592
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Capital Guardian U.S. Equity 8

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    7.39     $   0.04        $    2.65       $   2.69
                12/31/2002         9.74         0.03            (2.35)         (2.32)
                12/31/2001        10.10         0.01            (0.35)         (0.34)
                12/31/2000        10.00         0.01             0.09           0.10
--------------- ----------    ---------     --------        ---------       --------
Service Class   12/31/2003         7.96         0.01             2.10           2.11
--------------- ----------    ---------     --------        ---------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.01)   $       -    $   (0.01)     $   10.07
                     (0.01)       (0.02)       (0.03)          7.39
                     (0.01)       (0.01)       (0.02)          9.74
                         -            -            -          10.10
---------------  ---------    ---------    ---------      ---------
Service Class            -            -            -          10.07
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           36.50%        $ 238,949        0.91%        0.91%            0.41%            20%
                12/31/2002          (23.80)          116,484        0.98         0.98             0.43             23
                12/31/2001           (3.38)           50,334        1.08         1.09             0.19             39
                12/31/2000            1.00            33,507        1.13         1.13             0.45            108
--------------- ----------          ------         ---------        ----         ----             ----            ---
Service Class   12/31/2003           26.50             2,331        1.16         1.16             0.17             20
--------------- ----------          ------         ---------        ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-October 9, 2000
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note
     2). For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Capital Guardian U.S. Equity 9

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian U.S. Equity ("the Fund"), part of ATSF, began operations as Capital Guardian U.S. Equity Portfolio, a part of the Endeavor Series Trust on October 9, 2000. The Fund became a part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $11 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Capital Guardian U.S. Equity 10

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $36 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvestment annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.85% of the first $300 million of ANA
      0.80% of the next $200 million of ANA
      0.775% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.06% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Capital Guardian U.S. Equity 11

Capital Guardian U.S. Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

amounts was $8. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 99,085
  U.S. Government                                       3,455
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  33,867
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 317
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                  318
       Long-term capital gains            -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $    729
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (4,131)
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 41,667
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     2,272   December 31, 2010
       1,859   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $234,861
                                                    =========
     Unrealized Appreciation                        $ 42,893
     Unrealized (Depreciation)                        (1,226)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 41,667
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Capital Guardian U.S. Equity 12

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of Capital Guardian U.S. Equity


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian U.S. Equity (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Capital Guardian U.S. Equity 13

Capital Guardian Value

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The year ended with stocks continuing their nine-month climb, with almost all sectors recording double-digit gains. In the fourth quarter, earnings reports were better than expected and companies began to attribute profits to growing revenues rather than cost cutting, which had been the main source of better profits in the previous two quarters. The year started off on an uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Following the end of major fighting in Iraq, stocks began their climb. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best results in 2003 came from depressed industries such as technology, automotive and transportation, and producer durables and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered. Even chemical companies, whose earnings were diminished by higher natural gas prices, rose as investors sought exposure to cyclical stocks. Other cyclical areas such as industrials, consumer discretionary and information technology also had strong gains. Energy stocks rose towards the end of the year after underperforming earlier despite record profits.

The weaker U.S. currency also enhanced profits for some companies. Investors were also encouraged by the Federal Reserve Board's reluctance to raise interest rates during 2003 and by generally favorable economic news. The U.S. economy grew much faster than anticipated, productivity soared and the long-awaited improvement in employment data finally began to materialize towards the end of 2003.

PERFORMANCE

For the year ended December 31, 2003, Capital Guardian Value returned 34.58%. By comparison, its benchmark, the Russell 1000 Value Index ("Russell 1000 Value") returned 30.03%.

STRATEGY REVIEW

Portfolio returns in 2003 were driven mainly by strong stock selection in financial services. The top contributing security for the year was Morgan Chase & Co. (J.P.), followed by FleetBoston Financial Corporation on news of its impending purchase by the Bank of America Corporation. Other names in the financial area that did well included Everest Reinsurance Company and convertible notes issued by Phelps Dodge Corporation. An overweight and strong stock selection within producer durables, notably within the aerospace and defense and machinery industries, were additive. Travel and media companies within the consumer discretionary sector were helpful thanks to an improved outlook for spending on travel and advertising. Diminishing concerns over credit quality, funding, and liquidity helped many of the utility stocks in the portfolio. Consumer staples names held in the portfolio added value while the industry itself trailed the broader market as investors continued to prefer companies leveraged to economic growth. Detracting somewhat with respect to relative returns from a year when ten of the twelve sectors added value was stock selection within the energy and integrated oils sectors.

The portfolio remains underweight in the largest stocks, by market capitalization in the Russell 1000 Value, and overweight in the smallest. It ended the year overweight in materials, producer durables and health care and underweight in financial services and technology.


Capital Guardian Trust Company
Portfolio Manager


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 1

Capital Guardian Value

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 12/31/93 through 12/31/03

                            Initial Class            Russell 1000 Value

 12/31/93                     $10,000                    $10,000
  3/31/94                       9,835                      9,649
  6/30/94                      10,000                      9,709
  9/30/94                      10,350                      9,958
 12/31/94                      10,409                      9,802
  3/31/95                      11,402                     10,735
  6/30/95                      12,641                     11,696
  9/30/95                      13,477                     12,718
 12/31/95                      14,009                     13,562
  3/31/96                      15,289                     14,330
  6/30/96                      15,675                     14,577
  9/30/96                      16,330                     15,001
 12/31/96                      17,349                     16,497
  3/31/97                      17,439                     16,920
  6/30/97                      19,708                     19,415
  9/30/97                      21,193                     21,348
 12/31/97                      21,654                     22,302
  3/31/98                      23,976                     24,902
  6/30/98                      24,054                     25,013
  9/30/98                      20,272                     22,115
 12/31/98                      23,291                     25,787
  3/31/99                      22,990                     26,157
  6/30/99                      25,087                     29,107
  9/30/99                      22,342                     26,255
 12/31/99                      22,580                     27,682
  3/31/00                      21,958                     27,814
  6/30/00                      21,249                     26,511
  9/30/00                      22,144                     28,596
 12/31/00                      23,838                     29,624
  3/31/01                      23,838                     27,889
  6/30/01                      24,952                     29,251
  9/30/01                      22,739                     26,047
 12/31/01                      25,420                     27,968
  3/31/02                      26,534                     29,112
  6/30/02                      22,974                     26,632
  9/30/02                      18,120                     21,633
 12/31/02                      20,159                     23,627
  3/31/03                      19,009                     22,477
  6/30/03                      23,010                     26,360
  9/30/03                      23,684                     26,904
 12/31/03                      27,130                     30,722


*Inception 05/27/1993.

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                   From        Inception
                           1 year      5 years     10 years     Inception*       Date
                        -----------   ---------   ----------   ------------   ----------
Initial Class               34.58%       3.10%       10.49%        10.16%      5/27/93
Russell 1000 Value(1)       30.03%       3.56%       11.88%        11.89%      5/27/93
---------------------       -----        ----        -----         -----       -------
Service Class                   -           -            -         29.30%       5/1/03
---------------------       -----        ----        -----         -----       -------

NOTES
(1) The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio, of the Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-advisor since October 9, 2000. Prior to that a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 2

Capital Guardian Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                           Shares               Value
                                                    --------------------   ---------------
CONVERTIBLE PREFERRED STOCKS (2.7%)
Automotive (0.8%)
  Ford Motor Company Capital Trust II                       68,800         $   3,842
Business Services (0.6%)
  Interpublic Group of Companies, Inc. (The)                51,000             2,925
Primary Metal Industries (1.3%)
  Phelps Dodge Corporation                                  34,200             5,787
                                                                           ---------
Total Convertible Preferred Stocks (cost: $9,156)                             12,554
                                                                           ---------
COMMON STOCKS (94.8%)
Aerospace (4.5%)
  Northrop Grumman Corporation                              71,000             6,788
  United Technologies Corporation                          149,000            14,121
Automotive (1.1%)
  Ford Motor Company (b)                                    68,500             1,096
  Navistar International Corporation (a)(b)                 80,400             3,850
Automotive Dealers & Service Stations (0.6%)
  AutoNation, Inc. (a)                                     146,500             2,691
Business Services (1.5%)
  Interpublic Group of Companies, Inc.
    (The) (a)(b)                                           282,300             4,404
  Thomson Corporation (The)                                 73,100             2,650
Chemicals & Allied Products (6.6%)
  Air Products and Chemicals, Inc.                         309,200            16,335
  Colgate-Palmolive Company                                 94,800             4,745
  Dow Chemical Company (The)                                56,200             2,336
  du Pont (E.I.) de Nemours and Company                    139,800             6,415
Commercial Banks (8.4%)
  Bank One Corporation                                     308,500            14,065
  Citigroup Inc.                                            49,703             2,413
  FleetBoston Financial Corporation (b)                    218,400             9,533
  Morgan Chase & Co. (J.P.)                                 95,800             3,519
  Wells Fargo & Company                                    151,400             8,915
Communications Equipment (0.5%)
  Siemens AG-ADR (b)                                        29,200             2,334
Computer & Data Processing Services (2.3%)
  Cadence Design Systems, Inc. (a)(b)                      251,000             4,513
  Sabre Holdings Corporation (b)                           284,100             6,134
Computer & Office Equipment (1.6%)
  Hewlett-Packard Company                                  136,492             3,135
  Polycom, Inc. (a)                                         43,400               847
  Sun Microsystems, Inc. (a)                               730,000             3,278
Construction (0.6%)
  Fluor Corporation                                         64,500             2,557


                                                           Shares               Value
                                                    --------------------   ---------------
Electric Services (4.7%)
  AES Corporation (The) (a)                                402,300         $   3,798
  American Electric Power Company, Inc.                    109,600             3,344
  Duke Energy Corporation (b)                              277,200             5,669
  FirstEnergy Corp.                                         54,800             1,929
  Pinnacle West Capital Corporation                        175,700             7,032
Electric, Gas & Sanitary Services (1.6%)
  NiSource Inc.                                            326,600             7,166
Electrical Goods (0.8%)
  Avnet, Inc. (a)                                          175,600             3,803
Electronic & Other Electric Equipment (4.0%)
  Emerson Electric Co.                                      55,300             3,581
  General Electric Company                                 408,300            12,649
  Hubbell Incorporated-Class B                              52,800             2,328
Electronic Components & Accessories (0.4%)
  Tyco International Ltd.                                   76,300             2,022
Food & Kindred Products (7.5%)
  Altria Group, Inc. (b)                                   247,800            13,485
  Campbell Soup Company                                    267,200             7,161
  General Mills, Inc. (b)                                   47,000             2,129
  Kraft Foods, Inc.-Class A (b)                            235,200             7,578
  Unilever NV-NY Shares (b)                                 60,400             3,920
Gas Production & Distribution (0.5%)
  Equitable Resources, Inc.                                 49,600             2,129
Health Services (1.3%)
  Lincare Holdings Inc. (a)(b)                             105,400             3,165
  Triad Hospitals, Inc. (a)                                 82,000             2,728
Holding & Other Investment Offices (1.3%)
  General Growth Properties, Inc.                          213,300             5,919
Hotels & Other Lodging Places (0.7%)
  Starwood Hotels & Resorts Worldwide, Inc.                 93,500             3,363
Industrial Machinery & Equipment (3.1%)
  Baker Hughes Incorporated                                153,400             4,933
  Ingersoll-Rand Company-Class A                           137,300             9,319
Instruments & Related Products (0.8%)
  Raytheon Company                                         126,400             3,797
Insurance (4.7%)
  Chubb Corporation                                         19,300             1,314
  CIGNA Corporation                                         21,900             1,259
  Everest Re Group, Ltd.                                    85,300             7,216
  PacifiCare Health Systems, Inc. (a)                       24,000             1,622
  PMI Group, Inc. (The) (b)                                104,000             3,872
  Travelers Property Casualty Corp.-Class A                115,614             1,940
  XL Capital Ltd.-Class A                                   56,100             4,351


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 3

Capital Guardian Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                Shares               Value
                                         --------------------   ---------------
Insurance Agents, Brokers & Service (2.4%)
  Hartford Financial Services Group, Inc. (The)  188,600        $  11,133
Medical Instruments & Supplies (1.7%)
  Becton, Dickinson and Company                  188,600            7,759
Motion Pictures (0.7%)
  Time Warner Inc. (a)                           187,600            3,375
Oil & Gas Extraction (3.7%)
  Transocean Inc. (a)                            127,000            3,049
  Unocal Corporation                             306,900           11,303
  Weatherford International Ltd. (a)              78,800            2,837
Paper & Allied Products (1.9%)
  International Paper Company                    128,700            5,548
  Kimberly-Clark Corporation                      58,200            3,439
Personal Credit Institutions (1.8%)
  SLM Corporation                                222,000            8,364
Petroleum Refining (4.1%)
  ChevronTexaco Corporation                       29,500            2,549
  Exxon Mobil Corporation                         81,066            3,324
  Royal Dutch Petroleum Company-NY
    Registered Shares                            100,800            5,281
  Shell Transport & Trading Company
    PLC-ADR (b)                                  171,500            7,723
Pharmaceuticals (4.1%)
  AstraZeneca PLC-ADR (b)                        157,600            7,625
  Lilly (Eli) and Company                         91,000            6,400
  Pfizer Inc.                                    141,300            4,992
Primary Metal Industries (0.7%)
  Alcoa Inc.                                      64,000            2,432
  Nucor Corporation (b)                           17,000              952
Printing & Publishing (1.2%)
  Knight-Ridder, Inc.                             72,000            5,571
Railroads (0.8%)
  Canadian National Railway Company               36,700            2,322
  Union Pacific Corporation                       19,500            1,355
Savings Institutions (1.7%)
  Washington Mutual, Inc.                        198,900            7,980
Security & Commodity Brokers (1.6%)
  AmeriCredit Corp. (a)(b)                       320,500            5,106
  Goldman Sachs Group, Inc. (The)                 25,300            2,498
Telecommunications (7.0%)
  CenturyTel, Inc.                                48,100            1,569
  SBC Communications Inc.                        166,700            4,346
  Sprint Corporation (FON Group)               1,112,700           18,271
  Verizon Communications, Inc.                   229,500            8,051
Transportation & Public Utilities (0.8%)
  Kinder Morgan Management, LLC (a)               86,284            3,707


                                                Shares               Value
                                         --------------------   ---------------
U.S. Government Agencies (0.7%)
  Fannie Mae                                      43,000        $   3,228
Water Transportation (0.8%)
  Carnival Corporation                            97,400            3,870
                                                                ---------
Total Common Stocks (cost: $364,894)                              437,154
                                                                ---------


                                              Principal        Value
                                             -----------   ------------
SECURITY LENDING COLLATERAL (13.7%)
Debt (10.9%)
Bank Notes (0.5%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                    $   299       $     299
  Fleet National Bank
    1.00%, due 01/21/2004                      1,122           1,122
  National Bank of Commerce
    1.19%, due 04/21/2004                        935             935
Commercial Paper (2.8%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                        561             561
  Delaware Funding Corporation
    1.08%, due 01/07/2004                        373             373
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                        561             561
    1.09%, due 01/13/2004                        374             374
    1.08%, due 02/05/2004                        747             747
  General Electric Capital Corporation
    1.09%, due 01/08/2004                        933             933
    1.09%, due 01/09/2004                        561             561
    1.08%, due 01/16/2004                        745             745
  Govco Incorporated-144A
    1.07%, due 02/05/2004                        934             934
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                        934             934
    1.09%, due 02/06/2004                        933             933
    1.10%, due 02/09/2004                        545             545
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                        934             934
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                        561             561
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                      1,084           1,084
    1.08%, due 02/17/2004                      1,867           1,867
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                        374             374
Euro Dollar Overnight (0.6%)
  BNP Paribas SA
    0.97%, due 01/07/2004                      1,870           1,870
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                         75              75


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 4

Capital Guardian Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal         Value
                                                   --------------   ------------
    1.08%, due 01/06/2004                                   711      $     711
Euro Dollar Terms (2.7%)
  Bank of Montreal
    1.06%, due 01/15/2004                            $      365      $     365
    1.06%, due 02/17/2004                                   748            748
  Bank of Scotland
    1.06%, due 04/02/2004                                   561            561
  Citigroup Inc.
    1.10%, due 01/22/2004                                   561            561
    1.09%, due 02/06/2004                                   748            748
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                   374            374
  Den Danske Bank
    1.08%, due 01/20/2004                                 1,870          1,870
    1.02%, due 01/30/2004                                   935            935
  Royal Bank of Canada
    1.05%, due 02/27/2004                                 1,870          1,870
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                 1,122          1,122
    1.08%, due 01/15/2004                                   374            374
    1.08%, due 01/20/2004                                   187            187
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                   187            187
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                 1,122          1,122
  Wells Fargo & Company
    1.04%, due 01/30/2004                                 1,496          1,496
Master Notes (0.8%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                   748            748
    1.14%, due 09/08/2004                                 1,122          1,122
  Morgan Stanley
    1.05%, due 06/21/2004                                 1,795          1,795


                                                      Principal         Value
                                                   --------------   ------------
Medium Term Notes (0.5%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                            $    1,870      $   1,870
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                   561            561
Repurchase Agreements (3.0%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,376 on 01/02/2004             4,376          4,376
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $5,947 on 01/02/2004             5,947          5,947
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,553 on 01/02/2004             3,553          3,553

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (2.8%)
Money Market Funds (2.8%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           917,338       $     917
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         2,239,749           2,240
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                         9,739,168           9,739
                                                                 ---------
Total Security Lending Collateral (cost: $63,421)                   63,421
                                                                 ---------
Total Investment Securities (cost: $437,471)                     $ 513,129
                                                                 =========
SUMMARY:
  Investments, at value                              111.2 %     $ 513,129
  Liabilities in excess of other assets              (11.2)%       (51,756)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 461,373
                                                 =========       =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $61,015.
(c) Cash collateral for the Repurchase Agreements, valued at $14,154, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 5

Capital Guardian Value

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $437,471)
     (including $61,015 of securities loaned)                $513,129
  Cash                                                         12,303
  Receivables:
     Investment securities sold                                   632
     Interest                                                       5
     Dividends                                                  1,018
  Other                                                            64
                                                             ---------
                                                              527,151
                                                             ---------
Liabilities:
  Investment securities purchased                               1,955
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 337
     Distribution fees                                              1
  Payable for collateral for securities on loan                63,421
  Other                                                            64
                                                             ---------
                                                               65,778
                                                             ---------
Net Assets                                                   $461,373
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    263
  Additional paid-in capital                                  382,684
  Undistributed net investment income (loss)                    5,706
  Accumulated net realized gain (loss) from
     investment securities                                     (2,938)
  Net unrealized appreciation (depreciation) on investment
     securities                                                75,658
                                                             ---------
Net Assets                                                   $461,373
                                                             =========
Shares Outstanding:
  Initial Class                                                26,152
  Service Class                                                   129
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  17.56
  Service Class                                                 17.65

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $      57
  Dividends                                              9,122
  Income from loaned securities-net                         50
     Less withholding taxes on foreign dividends           (72)
                                                     ---------
                                                         9,157
                                                     ---------
Expenses:
  Management and advisory fees                           3,073
  Transfer agent fees                                        2
  Printing and shareholder reports                          36
  Custody fees                                              37
  Administration fees                                       20
  Legal fees                                                 5
  Auditing and accounting fees                              10
  Directors fees                                            13
  Other                                                      9
  Service fees:
     Service Class                                           1
                                                     ---------
  Total expenses                                         3,206
                                                     ---------
Net Investment Income (Loss)                             5,951
                                                     ---------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities        6,593
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           103,036
                                                     ---------
Net Gain (Loss) on Investment Securities               109,629
                                                     ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 115,580
                                                     =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 6

Capital Guardian Value

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   5,951        $   2,969
  Net realized gain (loss) from
     investment securities                              6,593           (9,539)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       103,036          (47,922)
                                                    ---------        ---------
                                                      115,580          (54,492)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                     (2,964)          (1,817)
     Service Class                                          -                -
                                                    ---------        ---------
                                                       (2,964)          (1,817)
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -           (8,514)
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -           (8,514)
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     78,659          135,457
     Service Class                                      2,306                -
                                                    ---------        ---------
                                                       80,965          135,457
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                      2,964           10,331
     Service Class                                          -                -
                                                    ---------        ---------
                                                        2,964           10,331
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (21,633)         (11,877)
     Service Class                                       (264)               -
                                                    ---------        ---------
                                                      (21,897)         (11,877)
                                                    ---------        ---------
                                                       62,032          133,911
                                                    ---------        ---------
Net increase (decrease) in net assets                 174,648           69,088
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   286,725          217,637
                                                    ---------        ---------
  End of year                                       $ 461,373        $ 286,725
                                                    =========        =========
Undistributed Net Investment Income
  (Loss)                                            $   5,706        $   2,722
                                                    =========        =========


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                      5,627            9,322
     Service Class                                        145                -
                                                    ---------        ---------
                                                        5,772            9,322
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                        197              763
     Service Class                                          -                -
                                                    ---------        ---------
                                                          197              763
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                     (1,473)            (826)
     Service Class                                        (16)               -
                                                    ---------        ---------
                                                       (1,489)            (826)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                           4,480            9,259
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 7

Capital Guardian Value

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   13.15     $   0.24        $    4.29      $    4.53
                12/31/2002        17.35         0.18            (3.75)         (3.57)
                12/31/2001        17.58         0.16             1.01           1.17
                12/31/2000        19.99         0.15             0.68           0.83
                12/31/1999        21.68         0.18            (0.72)         (0.54)
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003        13.66         0.15             3.85           4.00
--------------- ----------    ---------     --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.12)   $       -    $   (0.12)     $   17.56
                     (0.11)       (0.52)       (0.63)         13.15
                     (0.14)       (1.26)       (1.40)         17.35
                     (0.19)       (3.05)       (3.24)         17.58
                     (0.24)       (0.91)       (1.15)         19.99
---------------  ---------    ---------    ---------      ---------
Service Class        (0.01)           -        (0.01)         17.65
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           34.58%        $ 459,102        0.88%        0.88%            1.63%           30%
                12/31/2002          (20.70)          286,725        0.91         0.91             1.23            39
                12/31/2001            6.64           217,637        0.94         0.95             1.01            55
                12/31/2000            5.57           182,354        0.91         0.93             0.77            85
                12/31/1999           (3.06)          209,653        0.88         0.95             0.77            51
--------------- ----------          ------         ---------        ----         ----             ----            --
Service Class   12/31/2003           29.30             2,271        1.13         1.13             1.37            30
--------------- ----------          ------         ---------        ----         ----             ----            --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 27, 1993
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 8

Capital Guardian Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Value ("the Fund"), part of ATSF, began operations as Capital Guardian Value Portfolio, a part of the Endeavor Series Trust on May 27, 1993. The Fund became a part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December
1, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $22 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Capital Guardian Value 9

Capital Guardian Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $61 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.85% of the first $300 million of ANA
      0.80% of the next $200 million of ANA
      0.775% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     0.92% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds,


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Value 10

Capital Guardian Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $16. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 170,803
  U.S. Government                                        2,822
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  103,434
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                            $ -
     Undistributed net investment income (loss)               (3)
     Undistributed net realized capital gains (loss)         3

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 10,331
       Long-term capital gains               -
     2003 Distributions paid from:
       Ordinary income                   2,964
       Long-term capital gains               -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  5,949
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (2,938)
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 75,657
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     2,938   December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $159.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $437,472
                                                    ========
     Unrealized Appreciation                        $ 79,232
     Unrealized (Depreciation)                        (3,575)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 75,657
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Value 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders of Capital Guardian Value


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Value (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Capital Guardian Value 12

Clarion Real Estate Securities

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

A spectacular year! Real estate securities returned 37% in 2003, according to the return of the NAREIT Equity Index. It was the best showing by Real Estate Investment Trusts ("REITs") since the 47.6% return of 1976.

PERFORMANCE

For the year ended December 31, 2003, Clarion Real Estate Securities returned 35.74%. By comparison its primary benchmark, the Wilshire Real Estate Securities Index and its secondary benchmark, the Morgan Stanley REIT Index returned 37.07% and 36.74%, respectively.

STRATEGY REVIEW

Cause for optimism drives expanding multiples. At the opening of the year, the mood was melancholy and there was much cause for concern -- mired in a recession, an impending war in the Middle East, and a third year of negative stock returns all contributed to a cautious outlook. As the Iraq war wound down by the end of April, however, there was a marked change in attitude. Monetary and fiscal stimulus stoked the embers of an improving outlook for businesses and consumers alike as war -- postponed business decisions were reinstated. This drove an 8.2% growth rate in the gross domestic product ("GDP") for the third quarter. Against this backdrop, investors began to incorporate a brighter picture for future earnings, and stock price-earnings multiples expanded. REIT multiples expanded 27% from 9.4x to 12.1x; a slightly higher expansion than the 25% for the Standard and Poor's 500 Composite Stock Index.

Against the backdrop of weak demand, real estate company earnings declined in 2003. The pressure was particularly acute in the hotel, apartment, office, and industrial sectors. On the other hand, earnings for retail, manufactured homes, and health care property companies increased. But aggregate dividends were secure and growing as predicted. Despite continued softness in many property sectors brought on by the weak economy, REIT dividends and income in aggregate increased by about 2% in 2003.

Funds flows to real estate were strong as $4.5 billion flowed to dedicated real estate mutual funds in 2003. Some skeptics attribute REITs' good returns in 2003 solely to funds flows. On the other hand, we believe the positive funds flows were consistent with a general return to stocks by investors and specifically were the result of the good value of real estate securities and the increasingly appealing investment story of real estate in general.


The portfolio's overweights in mall and shopping center sectors plus underweights in apartments, industrial and storage all contributed positively to the portfolio. However, positive performance was offset by an underweight in hotels and a premature increase in the office sector in August.

The portfolio's good stock selection in the mall, office, apartment, and hotel sectors benefited performance.


/s/ T. Ritson Ferguson
T. Ritson Ferguson


/s/ Joseph P. Smith
Joseph P. Smith
Co-Portfolio Managers
ING Clarion Real Estate Securities


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 1
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Clarion Real Estate Securities

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/98 through 12/31/03

                    Initial Class         Wilshire RES             MS REIT

  5/1/98               $10,000               $10,000               $10,000
 6/30/98                 9,785                 9,852                 9,912
 9/30/98                 8,646                 8,673                 8,865
12/31/98                 8,507                 8,591                 8,677
 3/31/99                 8,188                 8,293                 8,260
 6/30/99                 8,939                 9,173                 9,078
 9/30/99                 8,180                 8,298                 8,344
12/31/99                 8,186                 8,317                 8,282
 3/31/00                 8,506                 8,550                 8,502
 6/30/00                 9,433                 9,582                 9,384
 9/30/00                10,158                10,394                10,117
12/31/00                10,611                10,873                10,502
 3/31/01                10,538                10,762                10,452
 6/30/01                11,556                11,935                11,593
 9/30/01                11,278                11,387                11,293
12/31/01                11,784                12,010                11,849
 3/31/02                12,718                13,096                12,834
 6/30/02                13,382                13,581                13,455
 9/30/02                12,154                12,182                12,258
12/31/02                12,208                12,327                12,280
 3/31/03                12,433                12,451                12,413
 6/30/03                13,823                13,988                13,982
 9/30/03                15,054                15,462                15,338
12/31/03                16,571                16,897                16,792


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                  From       Inception
                     1 year       5 years      Inception       Date
                  -----------   -----------   -----------   ----------
Initial Class         35.74%        14.26%        9.32%     5/1/98
Wilshire RES(1)       37.07%        14.49%        9.69%     5/1/98
MS REIT(1)            36.74%        13.63%        9.57%     5/1/98
---------------       -----         -----        -----      ------
Service Class             -             -        28.90%     5/1/03
---------------       -----         -----        -----      ------

NOTES
(1) The Wilshire Real Estate Securities (Wilshire RES) Index and the Morgan Stanley REIT (MS REIT) Index are an unmanaged indicies used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. For reporting periods through December 31, 2002, the portfolio had selected the Morgan Stanley REIT Index as its benchmark measure; however, the Wilshire Real Estate Securities is more appropriate for comparisons to the portfolio.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, over-building, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 2
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Clarion Real Estate Securities

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SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                           Shares               Value
                                                    --------------------   ---------------
PREFERRED STOCKS (0.8%)
Holding & Other Investment Offices (0.8%)
  Keystone Property Trust-Series D                          61,000         $   1,656
                                                                           ---------
Total Preferred Stocks (cost: $1,525)                                          1,656
                                                                           ---------
COMMON STOCKS (95.8%)
Holding & Other Investment Offices (90.8%)
Apartments (14.6%)
  Archstone-Smith Trust (b)                                 73,200             2,048
  Camden Property Trust                                    217,300             9,626
  Equity Residential                                       222,900             6,578
  Gables Residential Trust                                 140,900             4,895
  Home Properties of New York, Inc.                        105,100             4,245
  United Dominion Realty Trust, Inc.                       198,100             3,804
Diversified (10.6%)
  Catellus Development Corporation                         144,198             3,478
  iStar Financial Inc.                                      40,800             1,587
  Keystone Property Trust                                  144,931             3,202
  Liberty Property Trust (b)                               240,200             9,344
  Vornado Realty Trust                                      94,600             5,179
Health Care (3.7%)
  Health Care REIT, Inc.                                   184,751             6,651
  Ventas, Inc.                                              60,400             1,329
Hotels (3.8%)
  Host Marriott Corporation (a)(b)                         552,300             6,804
  LaSalle Hotel Properties                                  75,300             1,397
Office Property (21.4%)
  Arden Realty, Inc.                                       241,100             7,315
  Boston Properties, Inc.                                  131,300             6,327
  Brandywine Realty Trust                                  112,800             3,020
  Corporate Office Properties Trust                         49,400             1,037
  Mack-Cali Realty Corporation                             186,200             7,750
  Maguire Properties, Inc. (b)                             257,900             6,267
  Prentiss Properties Trust                                256,200             8,452
  Trizec Properties, Inc.                                  378,500             5,829
Outlet Centers (2.0%)
  Chelsea Property Group, Inc.                              78,600             4,308
Regional Malls (16.5%)
  CBL & Associates Properties, Inc.                         71,900             4,062
  General Growth Properties, Inc.                          315,000             8,741
  Macerich Company (The) (b)                               210,900             9,385
  Mills Corporation (The)                                  145,700             6,411
  Simon Property Group, Inc.                               144,700             6,705
Shopping Centers (13.8%)
  Acadia Realty Trust                                       60,700               759
  Developers Diversified Realty Corporation (b)            243,400             8,171
  Heritage Property Investment Trust                       104,700             2,979
  New Plan Realty Trust, Inc.                              176,000             4,342


                                                           Shares               Value
                                                    --------------------   ---------------
Shopping Centers (continued)
  Pennsylvania Real Estate Investment Trust                112,100         $   4,069
  Regency Centers Corporation (b)                          154,100             6,141
  Shurgard Storage Centers, Inc.                            85,200             3,208
Warehouse (4.4%)
  EastGroup Properties                                      50,800             1,645
  ProLogis                                                 240,600             7,721
Hotels & Other Lodging Places (5.0%)
Hotels (5.0%)
  Starwood Hotels & Resorts Worldwide, Inc.                295,700            10,636
                                                                           ---------
Total Common Stocks (cost: $168,796)                                         205,447
                                                                           ---------

                                              Principal        Value
                                             -----------   ------------
SECURITY LENDING COLLATERAL (10.0%)
Debt (8.0%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                       $ 101      $     101
  Fleet National Bank
    1.00%, due 01/21/2004                         378            378
  National Bank of Commerce
    1.19%, due 04/21/2004                         315            315
Commercial Paper (2.0%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                         189            189
  Delaware Funding Corporation
    1.08%, due 01/07/2004                         125            125
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                         189            189
    1.09%, due 01/13/2004                         126            126
    1.08%, due 02/05/2004                         251            251
  General Electric Capital Corporation
    1.09%, due 01/08/2004                         314            314
    1.09%, due 01/09/2004                         189            189
    1.08%, due 01/16/2004                         251            251
  Govco Incorporated-144A
    1.07%, due 02/05/2004                         314            314
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                         314            314
    1.09%, due 02/06/2004                         314            314
    1.10%, due 02/09/2004                         184            184
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                         314            314
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                         189            189
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                         365            365
    1.08%, due 02/17/2004                         627            627
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                         126            126


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 3

Clarion Real Estate Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal         Value
                                                   --------------   ------------
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                            $      628      $     628
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                    25             25
    1.08%, due 01/06/2004                                   239            239
Euro Dollar Terms (2.0%)
  Bank of Montreal
    1.06%, due 01/15/2004                                   123            123
    1.06%, due 02/17/2004                                   252            252
  Bank of Scotland
    1.06%, due 04/02/2004                                   189            189
  Citigroup Inc.
    1.10%, due 01/22/2004                                   189            189
    1.09%, due 02/06/2004                                   252            252
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                   126            126
  Den Danske Bank
    1.08%, due 01/20/2004                                   629            629
    1.02%, due 01/30/2004                                   315            315
  Royal Bank of Canada
    1.05%, due 02/27/2004                                   628            628
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                   378            378
    1.08%, due 01/15/2004                                   126            126
    1.08%, due 01/20/2004                                    63             63
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                    63             63
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                   378            378
  Wells Fargo & Company
    1.04%, due 01/30/2004                                   503            503


                                                      Principal         Value
                                                   --------------   ------------
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                            $      252      $     252
    1.14%, due 09/08/2004                                   378            378
  Morgan Stanley
    1.05%, due 06/21/2004                                   604            604
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                   629            629
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                   189            189
Repurchase Agreements (2.2%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,471 on 01/02/04               1,471          1,471
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,000 on 01/02/2004             2,000          2,000
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,194 on 01/02/2004             1,194          1,194

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (2.0%)
Money Market Funds (2.0%)
  American AAdvantage Select Fund
    1.00%, due 01/02/2004                          308,635       $     309
  Merrill Lynch Premier Institutional Fund
    1.04%, due 01/02/2004                          753,555             754
  Merrimac Cash Series Fund-Premium Class
    0.98%, due 01/02/2004                        3,276,708           3,277
                                                                 ---------
Total Security Lending Collateral (cost: $21,338)                   21,338
                                                                 ---------
Total Investment Securities (cost: $191,659)                     $ 228,441
                                                                 =========
SUMMARY:
  Investments, at value                              106.6 %     $ 228,441
  Liabilities in excess of other assets               (6.6)%       (14,210)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 214,231
                                                 =========       =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $20,606.
(c) Cash collateral for the Repurchase Agreements, valued at $4,762, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 4
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Clarion Real Estate Securities

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $191,659)
     (including $20,606 of securities loaned)                $228,441
  Cash                                                          5,991
  Receivables:
     Investment securites sold                                  3,025
     Interest                                                       1
     Dividends                                                  1,642
  Other                                                            11
                                                             ---------
                                                              239,111
                                                             ---------
Liabilities:
  Investment securities purchased                               3,369
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 152
     Distribution fees                                              1
  Payable for collateral for securities on loan                21,338
  Other                                                            20
                                                             ---------
                                                               24,880
                                                             ---------
Net Assets                                                   $214,231
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    142
  Additional paid-in capital                                  165,214
  Undistributed net investment income (loss)                    6,628
  Undistributed net realized gain (loss) from investment
     securities                                                 5,465
  Net unrealized appreciation (depreciation) on investment
     securities                                                36,782
                                                             ---------
Net Assets                                                   $214,231
                                                             =========
Shares Outstanding:
  Initial Class                                                14,132
  Service Class                                                    70
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  15.08
  Service Class                                                 15.37

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $     18
  Dividends                                             7,860
  Income from loaned securities-net                        12
                                                     --------
                                                        7,890
                                                     --------
Expenses:
  Management and advisory fees                          1,305
  Transfer agent fees                                       2
  Printing and shareholder reports                         39
  Custody fees                                             36
  Administration fees                                      20
  Legal fees                                                2
  Auditing and accounting fees                             10
  Directors fees                                            6
  Other                                                     3
  Service fees:
     Service Class                                          1
                                                     --------
  Total expenses                                        1,424
                                                     --------
Net Investment Income (Loss)                            6,466
                                                     --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       8,291
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           37,703
                                                     --------
Net Gain (Loss) on Investment Securities               45,994
                                                     --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 52,460
                                                     ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 5
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Clarion Real Estate Securities

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STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $  6,466         $   5,116
  Net realized gain (loss) from
     investment securities                               8,291            (3,169)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         37,703            (2,314)
                                                      ---------        ---------
                                                        52,460              (367)
                                                      ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                      (3,718)           (1,256)
     Service Class                                            (1)              -
                                                      -----------      ---------
                                                        (3,719)           (1,256)
                                                      ----------       ---------
  From net realized gains:
     Initial Class                                        (743)             (669)
     Service Class                                            (2)              -
                                                      -----------      ---------
                                                          (745)             (669)
                                                      ----------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      79,755           147,154
     Service Class                                         981                 -
                                                      ----------       ---------
                                                        80,736           147,154
                                                      ----------       ---------
  Dividends and distributions reinvested:
     Initial Class                                       4,461             1,925
     Service Class                                           2                 -
                                                      ----------       ---------
                                                         4,463             1,925
                                                      ----------       ---------
  Cost of shares redeemed:
     Initial Class                                     (43,164)          (66,179)
     Service Class                                         (19)                -
                                                      ----------       ---------
                                                       (43,183)          (66,179)
                                                      ----------       ---------
                                                        42,016            82,900
                                                      ----------       ---------
Net increase (decrease) in net assets                   90,012            80,608
                                                      ----------       ---------
Net Assets:
  Beginning of year                                    124,219            43,611
                                                      ----------       ---------
  End of year                                         $ 214,231        $ 124,219
                                                      ==========       =========
Undistributed Net Investment
  Income (Loss)                                       $   6,628        $   4,599
                                                      ==========       =========


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                       6,315            12,649
     Service Class                                          71                 -
                                                      ----------       ---------
                                                         6,386            12,649
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         344               169
     Service Class                                           -                 -
                                                      ----------       ---------
                                                           344               169
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                      (3,416)           (5,821)
     Service Class                                          (1)                -
                                                      -----------      ---------
                                                        (3,417)           (5,821)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                            3,313             6,997
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 6

Clarion Real Estate Securities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   11.41     $   0.51         $   3.51       $   4.02
                12/31/2002        11.21         0.65            (0.25)          0.40
                12/31/2001        10.32         0.56             0.58           1.14
                12/31/2000         8.06         0.59             1.79           2.38
                12/31/1999         8.51         0.49            (0.79)         (0.30)
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        12.00         0.33             3.13           3.46
--------------- ----------    ---------     --------         --------       --------

                  For a share outstanding throughout each period (a)
                ------------------------------------------------------
                              Distributions
                -----------------------------------------
                                                            Net Asset
                  From Net     From Net                      Value,
                 Investment    Realized        Total           End
                   Income        Gains     Distributions    of Period
                ------------ ------------ --------------- ------------
Initial Class    $   (0.29)   $   (0.06)    $   (0.35)     $   15.08
                     (0.13)       (0.07)        (0.20)         11.41
                     (0.25)           -         (0.25)         11.21
                     (0.12)           -         (0.12)         10.32
                     (0.15)           -         (0.15)          8.06
---------------  ---------    ---------     ---------      ---------
Service Class        (0.03)       (0.06)        (0.09)         15.37
---------------  ---------    ---------     ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           35.74%        $ 213,159        0.87%        0.87%            3.96%            78%
                12/31/2002            3.60           124,219        0.98         0.98             5.61            123
                12/31/2001           11.05            43,611        1.00         1.13             5.25            172
                12/31/2000           29.62            16,577        1.00         1.71             6.27            291
                12/31/1999           (3.77)            3,199        1.00         2.69             5.91            190
--------------- ----------           -----         ---------        ----         ----             ----            ---
Service Class   12/31/2003           28.90             1,072        1.13         1.13             3.52             78
--------------- ----------           -----         ---------        ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 1998
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 7

Clarion Real Estate Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Clarion Real Estate Securities ("the Fund"), part of ATSF, began operations on May 1, 1998. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are value at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investor's Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $5 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Clarion Real Estate Securities 8

Clarion Real Estate Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $82 are included in net realized gains in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

There were no amounts subject to recapture at December 31, 2003.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                        Clarion Real Estate Securities 9

Clarion Real Estate Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $7. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 169,951
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  121,738
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $  -
     Undistributed net investment income (loss)          (718)
     Undistributed net realized capital gains (loss)      718

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 1,806
       Long-term capital gains            119
     2003 Distributions paid from:
       Ordinary income                  3,859
       Long-term capital gains            604

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  8,343
                                                    ========
     Undistributed Long-term Capital Gains          $  4,305
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 36,227
                                                    ========

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 192,214
                                                    =========
     Unrealized Appreciation                        $ 36,298
     Unrealized (Depreciation)                           (71)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 36,227
                                                    =========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                       Clarion Real Estate Securities 10

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Clarion Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clarion Real Estate Securities (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                       Clarion Real Estate Securities 11

Dreyfus Mid Cap

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
It was a sensational year for stocks. After three consecutive years of negative total returns, equity markets rebounded sharply in 2003. Midcap stocks fully participated in this market rally and outperformed larger cap issues. The return for the Standard and Poor's Midcap 400 Index ("S&P Midcap") was 35.59% versus the return of the Standard and Poor's 500 Composite Stock Index of 28.67%. The factors that led to this boom in stock prices were a combination of low consumer price inflation, accommodative monetary policy, rising corporate profits, and continued weakness in the dollar. By the end of 2003, these factors had combined to fuel economic growth that wiped away any earlier economic skepticism and provided support for an equity market upswing.

PERFORMANCE
For the year ended December 31, 2003, Dreyfus Mid Cap returned 31.42%. By comparison its benchmark, the S&P Midcap, returned 35.59%.

STRATEGY REVIEW
While the absolute return for the past year was strongly positive, we are nonetheless disappointed that the portfolio's performance was less than its benchmark, the S&P Midcap. Over the course of the year, the portfolio was negatively impacted by the focus of many investors on rewarding low quality issues. And to a lesser extent, the portfolio was also negatively impacted late in the year by profit taking and the accompanying selling pressure in issues that had performed well during the year.

The blended valuation process used by The Dreyfus Corporation looks at both growth oriented and value type factors. During the course of the year, investors appeared to favor low quality type stocks. Many of these types of issues had little or no earnings as the year began, but they nonetheless attracted the attention of many investors. Our quantitative valuation process includes a number of value type factors, such as the price/earnings ratio, but also includes a number of growth related and quality related factors such as earnings growth, profits margins, and cash flow growth. Lower quality/less profitable companies will look less attractive within our valuation process, but these were the types of issues that performed well in 2003. We do not feel these types of companies -- lower quality -- are equity market leaders over the long term, and thus we remain confident in the effectiveness of our process and the long-term performance of higher quality and more profitable companies.

When reviewing our individual stock selections, we were especially rewarded by our selections within the energy sector. Our focus on truly midcap holdings directed us to issues such as Patina Oil & Gas Corporation and XTO Energy, Inc., both of which contributed positively to performance. Both of these companies are domestically based and explore for energy within the United States. The combination of a strong national economy along with an uncertain geopolitical situation caused many investors to focus on domestic energy reserves and production. The portfolio also benefited from holding financial services firms such as Doral Financial Corporation and Countrywide Financial Corporation. Both of these firms provide home mortgage related products, and both saw strong demand for their services based upon a benign interest rate environment.

Our stock selection among business services firms was disappointing. Holdings such as WebMD Corporation, Pharmaceutical Product Development, Inc., and Valassis Communications, Inc. experienced company specific developments over the course of the year, which led to disappointing results. Stock selection within the technology sector also did not meet our expectations, but in this sector relative performance was penalized by not owning certain benchmark names, such as Lam Research Corporation and Cypress Semiconductor Corporation, which moved upward substantially in price during the year. A technology holding that performed well during most of 2003 was SanDisk Corporation; but this issue was down late in the year as profit takers appeared to ignore company fundamentals and sold the stock after a substantial upswing in its price for most of the year.

As we enter 2004, the portfolio remains capitalization and economic sector neutral relative to the S&P Midcap.

/s/ John O'Toole
John O'Toole
Portfolio Manager
The Dreyfus Corporation


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 1

Dreyfus Mid Cap

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/3/99 through 12/31/03

                            Initial Class              S&P Midcap 400

  5/3/99                      $10,000                     $10,000
 6/30/99                       10,520                      10,581
 9/30/99                        9,520                       9,693
12/31/99                       10,720                      11,358
 3/31/00                       11,990                      12,798
 6/30/00                       11,750                      12,376
 9/30/00                       12,535                      13,879
12/31/00                       12,105                      13,345
 3/31/01                       10,660                      11,908
 6/30/01                       11,851                      13,474
 9/30/01                       10,001                      11,243
12/31/01                       11,628                      13,265
 3/31/02                       12,390                      14,156
 6/30/02                       11,535                      12,839
 9/30/02                        9,778                      10,715
12/31/02                       10,149                      11,339
 3/31/03                        9,839                      10,836
 6/30/03                       11,345                      12,746
 9/30/03                       11,935                      13,585
12/31/03                       13,338                      15,376

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         31.42%        6.37%       5/3/99
S&P Midcap(1)         35.59%        9.65%       5/3/99
---------------       -----        -----        ------
Service Class             -        26.54%       5/1/03
---------------       -----        -----        ------

NOTES
(1) The Standard and Poor's Midcap 400 (S&P Midcap) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 2

Dreyfus Mid Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
                                                 --------------------   ---------------
COMMON STOCKS (94.8%)
Agriculture (0.2%)
  Fresh Del Monte Produce Inc.                           6,400          $     153
Amusement & Recreation Services (0.3%)
  Aztar Corporation (a)(b)                              10,300                232
Apparel & Accessory Stores (2.4%)
  Abercrombie & Fitch Co.-Class A (a)                   11,600                287
  Chico's FAS, Inc. (a)(b)                              12,400                458
  Claire's Stores, Inc.                                 29,000                546
  Ross Stores, Inc. (b)                                 18,600                492
Apparel Products (0.4%)
  Columbia Sportswear Company (a)                        5,800                316
Automotive (2.0%)
  ArvinMeritor, Inc.                                    26,900                649
  Gentex Corporation                                    12,400                548
  Magna International Inc.-Class A                       4,000                320
Automotive Dealers & Service Stations (0.4%)
  Pep Boys (The)-Manny, Moe & Jack                      14,200                325
Business Services (2.5%)
  CheckFree Holdings Corporation (a)                     9,300                257
  Manpower Inc. (b)                                     10,300                485
  Moody's Corporation                                    3,900                236
  Rent-A-Center, Inc. (a)                               10,600                317
  Valassis Communications, Inc. (a)                     14,200                417
  Wireless Facilities, Inc. (a)                         10,900                162
Chemicals & Allied Products (2.7%)
  Cytec Industries Inc. (a)                             10,600                407
  Dial Corporation (The)                                11,600                330
  Lubrizol Corporation (The)                            12,000                390
  Monsanto Company                                       8,400                242
  RPM, Inc.                                             16,900                278
  Sigma-Aldrich Corporation (b)                          6,400                366
Commercial Banks (7.1%)
  Associated Banc-Corp                                  12,900                550
  City National Corporation                              8,600                534
  Commerce Bancshares, Inc.                              9,555                468
  First Tennessee National Corporation                   9,300                410
  Hibernia Corporation-Class A                          28,000                658
  Marshall & Ilsley Corporation                         11,000                421
  National Commerce Financial Corporation               25,800                703
  Popular, Inc.                                          9,000                404
  Sky Financial Group, Inc.                             16,400                425
  South Financial Group, Inc. (The)                     14,000                390
  Zions Bancorporation                                   4,900                301


                                                        Shares               Value
                                                 --------------------   ---------------
Communications Equipment (1.4%)
  Avaya Inc. (a)                                        14,400          $     186
  Plantronics, Inc. (a)                                 16,400                535
  Scientific-Atlanta, Inc.                              12,400                339
Computer & Data Processing Services (5.0%)
  Adobe Systems Incorporated                             4,900                193
  Affiliated Computer Services, Inc.-
    Class A (a)(b)                                      10,800                588
  Citrix Systems, Inc. (a)                              16,400                348
  Convergys Corporation (a)                             14,200                248
  FactSet Research Systems Inc. (b)                      7,800                298
  GTECH Holdings Corporation                            16,000                792
  Reynolds and Reynolds Company
    (The)-Class A                                       11,600                337
  SunGard Data Systems Inc. (a)                         15,200                421
  Take-Two Interactive Software, Inc. (a)(b)             8,100                233
  United Online, Inc. (a)(b)                            15,500                260
Computer & Office Equipment (2.5%)
  SanDisk Corporation (a)                               13,600                832
  Storage Technology Corporation (a)(b)                 20,900                538
  Western Digital Corporation (a)                       40,300                475
Construction (0.9%)
  KB Home (b)                                            5,600                406
  Ryland Group, Inc. (The) (b)                           2,800                248
Department Stores (0.3%)
  J.C. Penney Company, Inc. (b)                          9,600                252
Educational Services (1.1%)
  Corinthian Colleges, Inc. (a)                          7,800                433
  ITT Educational Services, Inc. (a)                     7,800                366
Electric Services (1.4%)
  Great Plains Energy Incorporated                      18,400                585
  Hawaiian Electric Industries, Inc.                    10,000                474
Electric, Gas & Sanitary Services (1.6%)
  SCANA Corporation                                     17,200                589
  WPS Resources Corporation                             12,300                569
Electronic & Other Electric Equipment (1.8%)
  American Power Conversion Corporation (b)             14,200                347
  Cooper Industries, Inc.-Class A                        6,400                371
  Energizer Holdings, Inc. (a)                          11,900                447
  Helen of Troy Limited (a)                              8,100                188
Electronic Components & Accessories (5.7%)
  Altera Corporation (a)(b)                             13,700                311
  Amkor Technology, Inc. (a)(b)                         19,400                353
  Benchmark Electronics, Inc. (a)(b)                    12,800                446
  Integrated Circuit Systems, Inc. (a)                  15,600                444
  International Rectifier Corporation (a)                9,000                445
  MEMC Electronic Materials, Inc. (a)                   21,900                211


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Dreyfus Mid Cap 3

Dreyfus Mid Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Shares               Value
                                             --------------------   ---------------
Electronic Components & Accessories (continued)
  Microchip Technology Incorporated                 14,700          $     490
  National Semiconductor Corporation (a)            12,000                473
  QLogic Corporation (a)(b)                          8,100                418
  Sanmina Corporation (a)(b)                        46,600                588
Environmental Services (0.8%)
  Republic Services, Inc.                           23,800                610
Fabricated Metal Products (0.9%)
  Crane Co.                                         11,000                338
  Harsco Corporation                                 8,200                359
Food & Kindred Products (1.3%)
  Bunge Limited                                      5,200                171
  Pilgrim's Pride Corporation                       14,800                242
  Sensient Technologies Corporation                 13,200                261
  Smithfield Foods, Inc. (a)(b)                     13,800                286
Furniture & Fixtures (0.9%)
  Hillenbrand Industries, Inc.                       6,100                379
  Hon Industries Inc.                                7,500                325
Furniture & Home Furnishings Stores (0.5%)
  Pier 1 Imports, Inc.                              18,700                409
Gas Production & Distribution (1.2%)
  Energen Corporation                                8,100                332
  Questar Corporation                               15,200                534
Health Services (1.0%)
  Apria Healthcare Group Inc. (a)                   15,200                433
  Select Medical Corporation                        17,000                277
Industrial Machinery & Equipment (2.4%)
  Briggs & Stratton Corporation                      3,700                249
  Engineered Support Systems, Inc.                   5,600                308
  Oil States International, Inc. (a)                32,000                446
  Pall Corporation                                  10,500                282
  York International Corporation                    13,800                508
Instruments & Related Products (2.1%)
  Avid Technology, Inc. (a)                          9,000                432
  Beckman Coulter Inc.                              10,300                524
  Garmin Ltd. (b)                                    7,800                425
  Millipore Corporation (a)                          4,500                194
Insurance (8.0%)
  Aetna Inc.                                         6,800                460
  Coventry Health Care, Inc. (a)(b)                 12,400                800
  Everest Re Group, Ltd.                             6,400                541
  Fidelity National Financial, Inc.                 21,300                826
  First American Corporation (The)                  18,400                548
  First Health Group Corp. (a)                      15,200                296
  Health Net Inc. (a)                               19,900                651
  Old Republic International Corp.                  26,100                661
  Oxford Health Plans, Inc. (a)                     13,500                587


                                                    Shares               Value
                                             --------------------   ---------------
Insurance (continued)
  Principal Financial Group, Inc.                    9,300          $     308
  RenaissanceRe Holdings Ltd. (b)                    6,400                314
Iron & Steel Foundries (0.8%)
  Precision Castparts Corp.                         12,800                581
Leather & Leather Products (1.4%)
  Coach, Inc. (a)                                   27,000              1,019
Life Insurance (0.4%)
  IPC Holdings, Ltd.                                 8,400                327
Management Services (0.3%)
  FTI Consulting, Inc. (a)(b)                       10,100                236
Medical Instruments & Supplies (1.3%)
  STERIS Corporation (a)                            15,200                344
  Varian Medical Systems, Inc. (a)                   9,000                622
Mortgage Bankers & Brokers (2.0%)
  Countrywide Credit Industries, Inc.                2,100                159
  Doral Financial Corporation                       18,000                581
  GreenPoint Financial Corp.                        13,200                466
  New Century Financial Corporation (b)              7,900                313
Motion Pictures (0.8%)
  Macrovision Corporation (a)                       17,200                389
  Movie Gallery, Inc. (a)(b)                         9,700                181
Oil & Gas Extraction (3.9%)
  Houston Exploration Company (The) (a)              9,000                329
  Patina Oil & Gas Corporation                      10,600                519
  Patterson-UTI Energy, Inc. (a)                    13,600                448
  Southwestern Energy Company (a)                   14,200                339
  Unit Corporation (a)                              19,100                450
  XTO Energy, Inc.                                  29,800                843
Paper & Allied Products (0.9%)
  Bemis Company, Inc.                                6,400                320
  Pactiv Corporation (a)                            15,500                370
Paper & Paper Products (0.4%)
  United Stationers Inc. (a)                         7,100                291
Petroleum Refining (1.6%)
  Sunoco, Inc.                                       5,200                266
  Valero Energy Corporation                         20,300                941
Pharmaceuticals (4.4%)
  Gilead Sciences, Inc. (a)                         11,600                673
  Invitrogen Corporation (a)(b)                      3,300                231
  Kos Pharmaceuticals, Inc. (a)(b)                  10,300                443
  Martek Biosciences Corp. (a)(b)                    4,600                299
  Mylan Laboratories Inc.                           28,750                725
  Pharmaceutical Resources, Inc. (a)                 5,600                365
  Valeant Pharmaceuticals International             23,100                581
Primary Metal Industries (0.4%)
  Phelps Dodge Corporation (a)(b)                    4,200                320


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Dreyfus Mid Cap 4

Dreyfus Mid Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares               Value
                                            --------------------   ---------------
Printing & Publishing (1.2%)
  Deluxe Corporation (b)                            7,400          $     306
  Washington Post Company (The)-Class B               700                554
Radio & Television Broadcasting (0.9%)
  Cox Radio, Inc.-Class A (a)                      11,000                278
  Entercom Communications Corp. (a)(b)              7,400                392
Research & Testing Services (0.3%)
  Pharmaceutical Product Development, Inc. (a)      9,600                259
Residential Building Construction (1.8%)
  Hovnanian Enterprises, Inc.-Class A (a)(b)        4,900                427
  Lennar Corporation                                9,300                893
Restaurants (1.8%)
  Bob Evans Farms, Inc.                            11,300                367
  Brinker International, Inc. (a)(b)               12,800                424
  CBRL Group, Inc.                                  7,200                275
  Ruby Tuesday, Inc.                               10,400                296
Retail Trade (2.4%)
  Borders Group, Inc. (a)                          17,100                375
  Michaels Stores, Inc.                             9,900                438
  Schein (Henry), Inc. (a)                          8,400                568
  Zale Corporation (a)                              8,100                431
Rubber & Misc. Plastic Products (0.8%)
  Carlisle Companies Incorporated                   6,200                377
  Jarden Corporation (a)                            7,950                217
Savings Institutions (2.3%)
  Dime Bancorp, Inc.-warrants,
    Expires 11/22/2005                              3,850                  1
  New York Community Bancorp, Inc. (b)             25,200                959
  Northwest Bancorp, Inc.                           9,000                192
  Sovereign Bancorp, Inc.                          22,600                537
Security & Commodity Brokers (3.6%)
  Affiliated Managers Group, Inc. (a)(b)            6,000                418
  Bear Stearns Companies Inc. (The) (b)             5,200                416
  E*TRADE Group, Inc. (a)(b)                       58,200                736
  Knight Trading Group, Inc. (a)                    6,600                 97
  Legg Mason, Inc.                                  5,800                448
  Nuveen Investments, Inc.-Class A                 10,600                283
  T. Rowe Price Group, Inc.                         6,800                322
Textile Mill Products (0.9%)
  Mohawk Industries, Inc. (a)(b)                    9,000                635
Transportation & Public Utilities (0.5%)
  C.H. Robinson Worldwide, Inc.                    10,400                394
Trucking & Warehousing (0.7%)
  J.B. Hunt Transport Services, Inc. (a)            9,400                254
  Landstar System, Inc. (a)                         6,400                243


                                                   Shares               Value
                                            --------------------   ---------------
Wholesale Trade Durable Goods (0.2%)
  Digital River, Inc. (a)(b)                        6,100          $     135
                                                                   ---------
Total Common Stocks (cost: $58,555)
                                                                      70,788
                                                                   ---------


                                                     Principal        Value
                                                    -----------   ------------
SHORT-TERM OBLIGATIONS (5.3%)
  Investor's Bank & Trust Company (d)
    0.72%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,940 on 01/02/2004       $ 3,939       $   3,939
                                                                  ---------
Total Short-Term Obligations (cost: $3,939)                           3,939
                                                                  ---------
SECURITY LENDING COLLATERAL (18.9%)
Debt (15.1%)
Bank Notes (0.7%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                           $    67       $      67
  Fleet National Bank
    1.00%, due 01/21/2004                               250             250
  National Bank of Commerce
    1.19%, due 04/21/2004                               208             208
Commercial Paper (3.9%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                               125             125
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                83              83
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                               125             125
    1.09%, due 01/13/2004                                83              83
    1.08%, due 02/05/2004                               166             166
  General Electric Capital Corporation
    1.09%, due 01/08/2004                               208             208
    1.09%, due 01/09/2004                               125             125
    1.08%, due 01/16/2004                               166             166
  Govco Incorporated-144A
    1.07%, due 02/05/2004                               208             208
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                               208             208
    1.09%, due 02/06/2004                               208             208
    1.10%, due 02/09/2004                               122             122
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                               208             208
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                               125             125
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                               242             242
    1.08%, due 02/17/2004                               416             416
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                83              83


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                                  Dreyfus Mid Cap 5

Dreyfus Mid Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Principal          Value
                                                    ---------------   ------------
Euro Dollar Overnight (0.8%)
  BNP Paribas SA
    0.97%, due 01/07/2004                              $      417      $     417
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                      17             17
    1.08%, due 01/06/2004                                     158            158
Euro Dollar Terms (3.7%)
  Bank of Montreal
    1.06%, due 01/15/2004                                      81             81
    1.06%, due 02/17/2004                                     167            167
  Bank of Scotland
    1.06%, due 04/02/2004                                     125            125
  Citigroup Inc.
    1.10%, due 01/22/2004                                     125            125
    1.09%, due 02/06/2004                                     167            167
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                      83             83
  Den Danske Bank
    1.08%, due 01/20/2004                                     417            417
    1.02%, due 01/30/2004                                     208            208
  Royal Bank of Canada
    1.05%, due 02/27/2004                                     417            417
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                     250            250
    1.08%, due 01/15/2004                                      83             83
    1.08%, due 01/20/2004                                      42             42
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                      42             42
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                     250            250
  Wells Fargo & Company
    1.04%, due 01/30/2004                                     333            333
Master Notes (1.1%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                     167            167
    1.14%, due 09/08/2004                                     250            250
  Morgan Stanley
    1.05%, due 06/21/2004                                     400            400


                                                       Principal          Value
                                                    ---------------   ------------
Medium Term Notes (0.7%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                              $      418      $     418
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                     125            125
Repurchase Agreements (4.2%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $975 on 01/02/2004                   975            975
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,325 on 01/02/2004               1,325          1,325
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $793 on 01/02/2004                   793            793

                                                   Shares          Value
                                              ---------------   -----------
Investment Companies (3.8%)
Money Market Funds (3.8%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           204,440       $     204
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           499,156             499
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         2,170,493           2,170
                                                                 ---------
Total Security Lending Collateral (cost: $14,134)                   14,134
                                                                 ---------
Total Investment Securities (cost: $76,628)                      $  88,861
                                                                 =========
SUMMARY:
  Investments, at value                              119.0 %     $  88,861
  Liabilities in excess of other assets              (19.0)%       (14,176)
                                                 ---------       ---------
  Net assets                                         100.0 %     $  74,685
                                                 =========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $13,684.
(c) Cash collateral for the Repurchase Agreements, valued at $3,154, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, repurchase agreements are collateralized by $62,677 Ginnie Mae ARM-008259 (4.75%, due 08/20/2023) with a market value and accrued interest of $4,136.

DEFINITIONS:
ARM  Adjustable Rate Mortgage
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 6

Dreyfus Mid Cap

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $76,628)
     (including $13,684 of securities loaned)                 $ 88,861
  Cash                                                              40
  Receivables:
     Investment securites sold                                     615
     Dividends                                                      39
  Other                                                              7
                                                              --------
                                                                89,562
                                                              --------
Liabilities:
  Investment securities purchased                                  670
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   57
  Payable for collateral for securities on loan                 14,134
  Other                                                             16
                                                              --------
                                                                14,877
                                                              --------
Net Assets                                                    $ 74,685
                                                              ========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)    $     58
  Additional paid-in capital                                    69,565
  Undistributed net investment income (loss)                        56
  Accumulated net realized gain (loss) from investment
     securities                                                 (7,227)
  Net unrealized appreciation (depreciation) on
     investment securities                                      12,233
                                                              --------
Net Assets                                                    $ 74,685
                                                              ========
Shares Outstanding:
  Initial Class                                                  5,755
  Service Class                                                     24
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  12.93
  Service Class                                                  12.92

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     5
  Dividends                                                611
  Income from loaned securities-net                         17
     Less withholding taxes on foreign dividends            (2)
                                                       -------
                                                           631
                                                       -------
Expenses:
  Management and advisory fees                             487
  Transfer agent fees                                        2
  Printing and shareholder reports                          42
  Custody fees                                              17
  Administration fees                                       20
  Legal fees                                                 1
  Auditing and accounting fees                              10
  Directors fees                                             2
  Other                                                      1
                                                       -------
  Total expenses                                           582
  Less:
     Advisory fee waiver                                    (9)
                                                       -------
  Net expenses                                             573
                                                       -------
Net Investment Income (Loss)                                58
                                                       -------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities          137
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            15,809
                                                       -------
Net Gain (Loss) on Investment Securities                15,946
                                                       -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      $16,004
                                                       =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 7

Dreyfus Mid Cap

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $    58          $     64
  Net realized gain (loss) from
     investment securities                                137            (5,759)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        15,809            (4,448)
                                                      --------         --------
                                                       16,004           (10,143)
                                                      --------         --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                        (65)              (21)
     Service Class                                          -                 -
                                                      --------         --------
                                                          (65)              (21)
                                                      --------         --------
  From net realized gains:
     Initial Class                                          -                 -
     Service Class                                          -                 -
                                                      --------         --------
                                                            -                 -
                                                      --------         --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     22,377            55,981
     Service Class                                        278                 -
                                                      --------         --------
                                                       22,655            55,981
                                                      --------         --------
  Dividends and distributions reinvested:
     Initial Class                                         65                21
     Service Class                                          -                 -
                                                      --------         --------
                                                           65                21
                                                      --------         --------
  Cost of shares redeemed:
     Initial Class                                    (14,175)          (25,849)
     Service Class                                         (3)                -
                                                      ----------       --------
                                                      (14,178)          (25,849)
                                                      ---------        --------
                                                        8,542            30,153
                                                      ---------        --------
Net increase (decrease) in net assets                  24,481            19,989
                                                      ---------        --------
Net Assets:
  Beginning of year                                    50,204            30,215
                                                      ---------        --------
  End of year                                         $74,685          $ 50,204
                                                      =========        ========
Undistributed Net Investment
  Income (Loss)                                       $    56          $     63
                                                      =========        ========


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                      2,026             4,887
     Service Class                                         24                 -
                                                      ---------        --------
                                                        2,050             4,887
                                                      ---------        --------
  Shares issued-reinvested from distributions:
     Initial Class                                          6                 2
     Service Class                                          -                 -
                                                      ---------        --------
                                                            6                 2
                                                      ---------        --------
  Shares redeemed:
     Initial Class                                     (1,374)           (2,468)
     Service Class                                          -                 -
                                                      ---------        --------
                                                       (1,374)           (2,468)
                                                      ---------        --------
Net increase (decrease) in shares
  outstanding                                             682             2,421
                                                      =========        ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 8

Dreyfus Mid Cap

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    9.85     $   0.01         $   3.08       $   3.09
                12/31/2002        11.29         0.01            (1.45)         (1.44)
                12/31/2001        11.90         0.01            (0.49)         (0.48)
                12/31/2000        10.72         0.03             1.36           1.39
                12/31/1999        10.00         0.04             0.68           0.72
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        10.21        (0.01)            2.72           2.71
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.01)   $       -    $   (0.01)     $   12.93
                         -            -            -           9.85
                     (0.12)       (0.01)       (0.13)         11.29
                     (0.21)           -        (0.21)         11.90
                         -            -            -          10.72
---------------  ---------    ---------    ---------      ---------
Service Class            -            -            -          12.92
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           31.42%         $ 74,375        1.00%        1.02%            0.10%            73%
                12/31/2002          (12.72)           50,204        1.00         1.14             0.13             85
                12/31/2001           (3.94)           30,215        1.00         1.34             0.09             78
                12/31/2000           12.92            14,714        1.00         1.90             0.29            111
                12/31/1999            7.20             3,384        1.00         4.89             0.58             94
--------------- ----------          ------          --------        ----         ----            -----            ---
Service Class   12/31/2003           26.54               310        1.25         1.28            (0.14)            73
--------------- ----------          ------          --------        ----         ----            -----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 3, 1999
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 9

Dreyfus Mid Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Dreyfus Mid Cap ("the Fund"), part of ATSF, began operations on May 3, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $7 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 10

Dreyfus Mid Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $34 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.85% of the first $100 million of ANA
      0.80% of ANA over $100 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                      Advisory Fee       Available for
                         Waived        Recapture Through
                     --------------   ------------------
Fiscal Year 2001          $ 77               12/31/2004
Fiscal Year 2002            69               12/31/2005
Fiscal Year 2003             9               12/31/2006

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 11

Dreyfus Mid Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 46,615
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  40,640
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 21
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                  65
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $     56
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (7,203)
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 12,208
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     1,280   December 31, 2009
       5,118   December 31, 2010
         805   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                          $ 76,653
                                                     ========
     Unrealized Appreciation                         $ 12,795
     Unrealized (Depreciation)                           (587)
                                                     --------
     Net Unrealized Appreciation (Depreciation)      $ 12,208
                                                     ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 12

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Dreyfus Mid Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Mid Cap (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Dreyfus Mid Cap 13

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
In a year that began under the auspice of war, global economic weakness, and a fatal flu outbreak, equity markets across the globe staged a stunning turnaround. The year 2003 proved to be our best year on both an absolute and relative basis. These results, following the difficult 2002 market, reinforce our belief in our long-term approach to value investing. The recent success of the portfolio is clearly tied to the strong business momentum of our holdings. Starting in the third quarter of last year, the stocks we owned have posted much stronger than average earnings, beating consensus estimates approximately seventy five percent of the time. That earnings success, coupled with extremely favorable value characteristics, has been the major drivers of our good performance. Our investing style has always been a more opportunistic one, with a focus on the intermediate to longer-term outlook of the expectations of the companies we analyze. We look for truly undervalued stocks where there is potential for significant capital appreciation. At times this leads us to take a contrarian view of the fundamental prospects of a company.

PERFORMANCE
For the year ended December 31, 2003, Dreyfus Small Cap Value returned 90.83%. By comparison its benchmark, the Russell 2000 Index ("Russell 2000") returned 47.25%.

STRATEGY REVIEW
While the portfolio performed well across all sectors, outperforming the Russell 2000 in ten of the eleven economic sectors it was our technology, consumer services and capital goods stocks that truly dominated performance. Returns for these sectors ranged from seventy percent up to one hundred twenty seven percent and accounted for over fifty percent of total contribution to return. Our health care, financial services and basic industries stocks also performed very well, contributing an additional twenty three percent to the total return and made up twenty seven percent of the portfolio at year-end. Although a much lower percent weight of the portfolio, stocks in the utilities, consumer non-durables and durable, and transportation sectors also posted very strong results.

As we have mentioned in the past, we are bottom-up stock pickers, which has always been the key driver of our long-term performance, notwithstanding our disappointing results in 2002. A further review of attribution shows that returns were broadly based with over 60 stocks contributing more than 50 basis points (1/2 of one percentage point) to the overall results for the year. Despite this strong performance, we believe the current portfolio is still very attractively priced with significant price appreciation potential. Valuation criteria such as price to estimated earnings and price to sales and book value drive our optimism about the outlook. Even with the recent favorable performance, our target prices, on average, remain over 100% above current price levels.

We are disciplined sellers. As stocks appreciate to their target prices we take profits. Many of the stocks that have added the most to our results in the past year have been sold because they are no longer cheap. Indeed, less than 40% of the current portfolio is invested in stocks that we owned at the beginning of 2003. We have recently reduced our emphasis in technology, as many of our holdings were sold as they reached price targets. Our technology holdings returned well over 100%, on average, in 2003. Our current overweight sectors include energy, basic industries, capital goods and transportation, which are all benefiting from the improving economy. We remain significantly underweight in financial services where valuations and business momentum remains neutral. Energy remains a major area of focus, as our long-term outlook for energy prices is very positive. An improving economy should continue to benefit the portfolio.


/s/ Peter L. Higgins
Peter L. Higgins
Portfolio Manager
The Dreyfus Corporation


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 1

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Dreyfus Small Cap Value and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                            Initial Class               Russell 2000

12/31/93                      $10,000                     $10,000
 3/31/94                        9,633                       9,734
 6/30/94                        9,284                       9,353
 9/30/94                        9,955                      10,003
12/31/94                        9,821                       9,818
 3/31/95                        9,651                      10,271
 6/30/95                       10,422                      11,234
 9/30/95                       11,073                      12,343
12/31/95                       11,201                      12,611
 3/31/96                       11,641                      13,254
 6/30/96                       12,185                      13,917
 9/30/96                       12,539                      13,964
12/31/96                       14,072                      14,691
 3/31/97                       14,349                      13,931
 6/30/97                       16,655                      16,190
 9/30/97                       18,722                      18,599
12/31/97                       17,667                      17,976
 3/31/98                       19,691                      19,784
 6/30/98                       18,688                      18,862
 9/30/98                       13,506                      15,062
12/31/98                       17,282                      17,519
 3/31/99                       16,378                      16,568
 6/30/99                       21,455                      19,145
 9/30/99                       20,127                      17,935
12/31/99                       22,362                      21,242
 3/31/00                       25,342                      22,747
 6/30/00                       24,605                      21,887
 9/30/00                       25,574                      22,129
12/31/00                       24,827                      20,601
 3/31/01                       28,515                      19,261
 6/30/01                       31,895                      22,013
 9/30/01                       22,131                      17,436
12/31/01                       31,977                      21,113
 3/31/02                       32,709                      21,954
 6/30/02                       24,532                      20,120
 9/30/02                       16,415                      15,814
12/31/02                       19,358                      16,788
 3/31/03                       18,445                      16,034
 6/30/03                       25,472                      19,790
 9/30/03                       29,938                      21,587
12/31/03                       36,940                      24,721

*Inception 05/04/1993.

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                         From        Inception
                               1 year       5 years      10 years     Inception*       Date
                            -----------   -----------   ----------   ------------   ----------
Dreyfus Small Cap Value         90.83%        16.41%       13.96%        14.23%       5/4/93
Russell 2000(1)                 47.25%         7.13%        9.47%        10.49%       5/4/93
-------------------------       -----         -----        -----         -----        ------

NOTES
(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http:// www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone. Companies with small capitalization have the potential for greater volatility than companies with larger capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

Periods less than one year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio, of the Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's subadvisor since September 16, 1996. Prior to that date a different firm managed the portfolio and the performance set forth above, prior to September 16, 1996 is attributable to that firm.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 2

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares               Value
                                            --------------------   ---------------
COMMON STOCKS (99.9%)
Air Transportation (2.2%)
  Continental Airlines, Inc. (a)(b)                 105,800        $   1,721
  ExpressJet Holdings, Inc. (a)(b)                  267,800            4,017
  Pinnacle Airlines Corp. (a)                       164,600            2,286
Amusement & Recreation Services (1.8%)
  Argosy Gaming Company (a)                          75,900            1,973
  Intrawest Corporation                              55,000            1,017
  Six Flags, Inc. (a)                               442,030            3,324
Apparel & Accessory Stores (1.7%)
  Abercrombie & Fitch Co.-Class A (a)                86,400            2,135
  American Eagle Outfitters, Inc. (a)               107,800            1,768
  Wet Seal, Inc. (The)-Class A (a)                  209,100            2,068
Apparel Products (0.3%)
  Playtex Products, Inc. (a)                        152,000            1,175
Automotive (1.3%)
  ArvinMeritor, Inc.                                 98,200            2,369
  Federal Signal Corporation                        134,900            2,363
Business Services (1.8%)
  Brink's Company (The)                             152,200            3,441
  Quovadx, Inc. (a)(b)                              229,900            1,127
  Valassis Communications, Inc. (a)(b)               65,400            1,919
Chemicals & Allied Products (4.6%)
  Great Lakes Chemical Corporation (b)              106,800            2,904
  Hercules Incorporated (a)                         200,200            2,442
  IMC Global Inc. (b)                               449,400            4,463
  Millennium Chemicals, Inc. (b)                    255,700            3,242
  Olin Corporation                                   96,300            1,932
  PolyOne Corporation (a)                           219,860            1,405
Communications Equipment (1.3%)
  Arris Group, Inc. (a)(b)                          225,585            1,633
  McDATA Corporation-Class A (a)                    286,100            2,727
  McDATA Corporation-Class B (a)                     31,000              295
Computer & Data Processing Services (10.2%)
  Acxiom Corporation (a)(b)                         263,100            4,886
  Art Technology Group, Inc. (a)                    685,600            1,049
  Borland Software Corporation (a)                  336,800            3,277
  EarthLink, Inc. (a)                               367,300            3,673
  FileNet Corporation (a)                            68,700            1,860
  IONA Technologies PLC-ADR (a)                     558,600            2,720
  Manugistics Group, Inc. (a)(b)                    222,530            1,391
  MRO Software, Inc. (a)                            148,100            1,993
  Network Associates, Inc. (a)                      272,900            4,104
  Parametric Technology Corporation (a)           1,170,000            4,610
  Perot Systems Corporation-Class A (a)             101,500            1,368
  Sabre Holdings Corporation                        109,900            2,373
  Sapient Corporation (a)                           134,600              754
  SkillSoft PLC-ADR (a)                             131,300            1,136


                                                   Shares               Value
                                            --------------------   ---------------
Computer & Data Processing Services (continued)
  THQ Inc. (a)                                       54,800        $     927
  Verity, Inc. (a)                                   50,800              848
Computer & Office Equipment (2.5%)
  3Com Corporation (a)                              167,480            1,368
  Extreme Networks, Inc. (a)                        238,800            1,722
  NCR Corporation (a)                               103,300            4,008
  palmOne, Inc. (a)(b)                              164,300            1,931
Construction (2.4%)
  Insituform Technologies, Inc.-Class A (a)         175,300            2,892
  MasTec, Inc. (a)                                  180,500            2,673
  Quanta Services, Inc. (a)(b)                      429,400            3,135
Electric Services (1.4%)
  Calpine Corporation (a)(b)                      1,019,700            4,905
Electronic & Other Electric Equipment (1.5%)
  GrafTech International Ltd. (a)                   200,700            2,709
  Rayovac Corporation (a)                           122,300            2,562
Electronic Components & Accessories (3.5%)
  Bookham Technology PLC-ADR (a)(b)               1,521,200            3,803
  Fairchild Semiconductor International,
    Inc.-Class A (a)                                 66,300            1,656
  Flextronics International Ltd. (a)(b)             151,600            2,250
  Lattice Semiconductor Corporation (a)             247,400            2,395
  Photronics, Inc. (a)(b)                            44,782              892
  Sanmina Corporation (a)(b)                        119,810            1,511
Environmental Services (0.1%)
  Allied Waste Industries, Inc. (a)                  20,540              285
Fabricated Metal Products (1.4%)
  Shaw Group Inc. (The) (a)(b)                      379,100            5,163
Food & Kindred Products (0.9%)
  Del Monte Foods Company (a)                       183,700            1,910
  Sensient Technologies Corporation                  72,600            1,435
Furniture & Fixtures (1.7%)
  BE Aerospace, Inc. (a)                            637,980            3,445
  Furniture Brands International, Inc.               88,900            2,607
Furniture & Home Furnishings Stores (1.3%)
  Linens 'n Things, Inc. (a)                        150,500            4,527
Health Services (1.8%)
  Beverly Enterprises, Inc. (a)(b)                  127,900            1,099
  RehabCare Group, Inc. (a)(b)                      160,525            3,413
  Triad Hospitals, Inc. (a)                          62,700            2,086
Industrial Machinery & Equipment (9.0%)
  AGCO Corporation (a)                              192,900            3,885
  Axcelis Technologies, Inc. (a)                    360,410            3,683
  DuPont Photomasks, Inc. (a)                       122,400            2,955
  Flowserve Corporation (a)                         166,500            3,477


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Dreyfus Small Cap Value 3

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares               Value
                                          --------------------   ---------------
Industrial Machinery & Equipment (continued)
  Grant Prideco, Inc. (a)                        293,210         $   3,818
  Mattson Technology, Inc. (a)                   119,720             1,463
  National-Oilwell, Inc. (a)                     225,100             5,033
  Terex Corporation (a)                           82,900             2,361
  Timken Company (The)                           142,100             2,851
  York International Corporation                  84,525             3,111
Instruments & Related Products (0.9%)
  LTX Corporation (a)(b)                         213,910             3,215
Insurance (1.5%)
  Phoenix Companies, Inc. (The) (b)              161,100             1,940
  PMI Group, Inc. (The)                           46,000             1,713
  UnumProvident Corporation (b)                  102,400             1,615
Life Insurance (1.3%)
  Scottish Annuity & Life Holdings, Ltd.         219,900             4,570
Lumber & Wood Products (0.6%)
  Champion Enterprises, Inc. (a)                 322,200             2,255
Management Services (1.4%)
  BearingPoint, Inc. (a)                         241,900             2,441
  Ventiv Health, Inc. (a)(b)                     265,244             2,427
Manufacturing Industries (0.8%)
  Moore Wallace Incorporated (a)                 145,400             2,723
Mining (1.6%)
  Arch Coal, Inc. (b)                             34,750             1,083
  Massey Energy Company (b)                      220,100             4,578
Motion Pictures (0.6%)
  Hollywood Entertainment Corporation (a)        150,600             2,071
Oil & Gas Extraction (6.5%)
  Chesapeake Energy Corporation                  302,900             4,113
  Global Industries, Ltd. (a)                    478,225             2,463
  Key Energy Services, Inc. (a)                  589,200             6,075
  Parker Drilling Company (a)                    902,600             2,302
  Patterson-UTI Energy, Inc. (a)(b)              205,520             6,766
  Veritas DGC, Inc. (a)                          202,260             2,120
Paper & Allied Products (0.4%)
  Intertape Polymer Group Inc. (CAD) (a)         113,300             1,442
Personal Services (0.2%)
  G&K Services, Inc.-Class A                      23,300               856
Petroleum Refining (0.1%)
  Tesoro Petroleum Corporation (a)                18,620               271
Pharmaceuticals (6.9%)
  Alpharma Inc.-Class A                          125,900             2,531
  Biovail Corporation (a)(b)                     225,300             4,842
  Cephalon, Inc. (a)(b)                           70,800             3,427
  Enzon, Inc. (a)(b)                             424,100             5,089


                                                 Shares               Value
                                          --------------------   ---------------
Pharmaceuticals (continued)
  IVAX Corporation (a)                           136,870         $   3,268
  King Pharmaceuticals, Inc. (a)                 225,830             3,446
  Savient Pharmaceuticals, Inc. (a)              580,975             2,678
Primary Metal Industries (3.2%)
  International Steel Group Inc. (a)(b)          114,600             4,464
  United States Steel Corporation (b)            204,600             7,165
Printing & Publishing (1.3%)
  ProQuest Company (a)(b)                         91,400             2,692
  Reader's Digest Association, Inc.
    (The)-Class A                                146,500             2,148
Radio, Television & Computer Stores (0.3%)
  Electronics Boutique Holdings Corp. (a)         39,500               904
Research & Testing Services (1.4%)
  PAREXEL International Corporation (a)           57,460               934
  Pharmaceutical Product Development,
    Inc. (a)                                     158,640             4,279
Restaurants (0.6%)
  O'Charley's Inc. (a)                           112,400             2,018
Retail Trade (0.3%)
  Finlay Enterprises, Inc. (a)                    77,940             1,101
Security & Commodity Brokers (3.4%)
  E*TRADE Group, Inc. (a)(b)                     457,300             5,785
  Knight Trading Group, Inc. (a)(b)              281,790             4,125
  LaBranche & Co Inc. (b)                        192,900             2,251
Shoe Stores (0.8%)
  Payless ShoeSource, Inc. (a)(b)                212,400             2,845
Stone, Clay & Glass Products (0.5%)
  Anchor Glass Container Corporation (b)          59,700               955
  Apogee Enterprises, Inc.                        60,700               689
Telecommunications (1.4%)
  Alomosa Holdings, Inc. (a)(b)                  892,770             3,580
  Primus Telecommunications Group,
    Incorporated (a)(b)                          155,000             1,578
Textile Mill Products (0.8%)
  Collins and Aikman Corporation (a)(b)          626,320             2,712
Transportation & Public Utilities (1.5%)
  ebookers PLC-ADR (a)(b)                        209,600             3,071
  EGL, Inc. (a)                                   69,600             1,222
  Orbitz, Inc.-Class A (a)(b)                     46,500             1,079
Transportation Equipment (0.5%)
  Fleetwood Enterprises, Inc. (a)(b)             108,000             1,108
  Westinghouse Air Brake Technologies
    Corporation                                   35,300               602


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Dreyfus Small Cap Value 4

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                          Shares        Value
                                        ----------   ----------
Trucking & Warehousing (4.4%)
  Central Freight Lines, Inc. (a)        41,600      $   738
  CNF Transportation Inc.                71,800        2,434
  Overnite Corporation (a)              169,000        3,845
  Quality Distribution Inc. (a)          57,600        1,126
  Yellow Corporation (a)                 13,200          477
  Yellow Roadway Corporation (a)(b)     199,500        7,216
Variety Stores (0.7%)
  Kmart Holding Corporation (a)         109,900        2,632
Water Transportation (1.1%)
  Tidewater Inc.                         92,600        2,767
  Trico Marine Services, Inc. (a)       676,040        1,210
Wholesale Trade Durable Goods (2.2%)
  Action Performance Companies, Inc. (b)212,400        4,163
  IKON Office Solutions, Inc.           326,900        3,877
                                                     -------
Total Common Stocks (cost: $311,628)                 359,846
                                                     -------


                                                   Principal              Value
                                             ---------------------   ---------------
SECURITY LENDING COLLATERAL (26.6%)
Debt (21.2%)
Bank Notes (1.0%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                          $      451        $     451
  Fleet National Bank
    1.00%, due 01/21/2004                               1,692            1,692
  National Bank of Commerce
    1.19%, due 04/21/2004                               1,410            1,410
Commercial Paper (5.5%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                 846              846
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                 562              562
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                 846              846
    1.09%, due 01/13/2004                                 564              564
    1.08%, due 02/05/2004                               1,126            1,126
  General Electric Capital Corporation
    1.09%, due 01/08/2004                               1,406            1,406
    1.09%, due 01/09/2004                                 846              846
    1.08%, due 01/16/2004                               1,123            1,123
  Govco Incorporated-144A
    1.07%, due 02/05/2004                               1,408            1,408
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                               1,408            1,408
    1.09%, due 02/06/2004                               1,407            1,407
    1.10%, due 02/09/2004                                 822              822
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                               1,408            1,408
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                 846              846


                                                   Principal              Value
                                             ---------------------   ---------------
Commercial Paper (continued)
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                          $    1,634        $   1,634
    1.08%, due 02/17/2004                               2,815            2,814
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                 564              564
Euro Dollar Overnight (1.1%)
  BNP Paribas SA
    0.97%, due 01/07/2004                               2,820            2,819
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                 113              113
    1.08%, due 01/06/2004                               1,072            1,072
Euro Dollar Terms (5.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                 551              551
    1.06%, due 02/17/2004                               1,128            1,128
  Bank of Scotland
    1.06%, due 04/02/2004                                 846              846
  Citigroup Inc.
    1.10%, due 01/22/2004                                 846              846
    1.09%, due 02/06/2004                               1,128            1,128
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                 564              564
  Den Danske Bank
    1.08%, due 01/20/2004                               2,820            2,819
    1.02%, due 01/30/2004                               1,410            1,410
  Royal Bank of Canada
    1.05%, due 02/27/2004                               2,820            2,819
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                               1,692            1,692
    1.08%, due 01/15/2004                                 564              564
    1.08%, due 01/20/2004                                 282              282
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                 282              282
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                               1,692            1,692
  Wells Fargo & Company
    1.04%, due 01/30/2004                               2,256            2,256
Master Notes (1.5%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                               1,128            1,128
    1.14%, due 09/08/2004                               1,692            1,692
  Morgan Stanley
    1.05%, due 06/21/2004                               2,707            2,707
Medium Term Notes (1.0%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                               2,820            2,819
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                 846              846


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Dreyfus Small Cap Value 5

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal        Value
                                                   -----------   ------------
Repurchase Agreements (5.9%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,598 on 01/02/2004       $  6,598      $   6,598
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $8,967 on 01/02/2004          8,967          8,967
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $5,358 on 01/02/2004          5,358          5,358

                                                   Shares            Value
                                              ----------------   ------------
Investment Companies (5.4%)
Money Market Funds (5.4%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                          1,383,166       $   1,383
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                          3,377,101           3,377
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         14,684,751          14,685
                                                                  ---------
Total Security Lending Collateral (cost: $95,626)                    95,626
                                                                  ---------
Total Investment Securities (cost: $407,254)                      $ 455,472
                                                                  =========
SUMMARY:
  Investments, at value                               126.5 %     $ 455,472
  Liabilities in excess of other assets               (26.5)%       (95,415)
                                                 ----------       ---------
  Net assets                                          100.0 %     $ 360,057
                                                 ==========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $89,652.
(c) Cash Collateral for the Repurchase Agreements valued at $21,341, that serve as collateral for securities lending are invested in coporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 6

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $407,254)
     (including $89,652 of securities loaned)                $455,472
  Cash                                                            327
  Receivables:
     Investment securities sold                                 3,269
     Interest                                                       3
     Dividends                                                     69
  Other                                                            76
                                                             ---------
                                                              459,216
                                                             ---------
Liabilities:
  Investment securities purchased                               3,209
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 254
  Payable for collateral for securities on loan                95,626
  Other                                                            70
                                                             ---------
                                                               99,159
                                                             ---------
Net Assets                                                   $360,057
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    247
  Additional paid-in capital                                  339,193
  Undistributed net investment income (loss)                        -
  Accumulated net realized gain (loss) from investment
     securities                                               (27,601)
  Net unrealized appreciation (depreciation) on investment
     securities                                                48,218
                                                             ---------
Net Assets                                                   $360,057
                                                             =========
Shares Outstanding                                             24,731

Net Asset Value and Offering Price Per Share                 $  14.56

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $      2
  Dividends                                                826
  Income from loaned securities-net                        152
     Less withholding taxes on foreign dividends            (2)
                                                      --------
                                                           978
                                                      --------
Expenses:
  Management and advisory fees                           2,182
  Transfer agent fees                                        2
  Printing and shareholder reports                          18
  Custody fees                                              51
  Administration fees                                       20
  Legal fees                                                 3
  Auditing and accounting fees                              10
  Directors fees                                            10
  Other                                                      7
                                                      --------
Total expenses                                           2,303
                                                      --------
Net Investment Income (Loss)                            (1,325)
                                                      --------
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities         28,998
Increase (decrease) in unrealized appreciation
  (depreciation) on investment securities              154,489
                                                      --------
Net Gain (Loss) on Investment Securities               183,487
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $182,162
                                                      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 7

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                    December 31,     December 31,
                                                        2003             2002
                                                  ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                     $  (1,325)       $  (1,210)
  Net realized gain (loss) from
     investment securities                            28,998          (50,174)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                      154,489          (94,570)
                                                   ---------        ---------
                                                     182,162         (145,954)
                                                   ---------        ---------
Distributions to Shareholders:
  From net investment income                               -                -
  From net realized gains                                  -          (43,563)
                                                   ---------        ---------
                                                           -          (45,563)
                                                   ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold                            5,214          120,226
  Dividends and distributions reinvested                   -           43,563
  Cost of shares redeemed                            (51,678)         (63,598)
                                                   ---------        ---------
                                                     (46,464)         100,191
                                                   ---------        ---------
Net increase (decrease) in net assets                135,698          (89,326)
                                                   ---------        ---------
Net Assets:
  Beginning of year                                  224,359          313,685
                                                   ---------        ---------
  End of year                                      $ 360,057        $ 224,359
                                                   =========        =========
Undistributed Net Investment
  Income (Loss)                                    $       -        $       -
                                                   =========        =========

                                                    December 31,     December 31,
                                                        2003             2002
                                                  ---------------- ----------------
Share Activity:
  Shares issued                                          514            9,134
  Shares issued-reinvested from distributions              -            5,968
  Shares redeemed                                     (5,188)          (5,649)
                                                   ---------        ---------
Net increase (decrease) in shares
  outstanding                                         (4,674)           9,453
                                                   =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 8

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                For a share outstanding throughout each year (a)
                 --------------------------------------------------------------------------------------------------------------
                                         Investment Operations                          Distributions
                             --------------------------------------------- ---------------------------------------
                  Net Asset                                                                                          Net Asset
       For the      Value,         Net         Net Realized                  From Net    From Net                     Value,
       Period     Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
        Ended     of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions     of Year
    ------------ ----------- --------------- ---------------- ------------ ------------ ---------- --------------- ------------
    12/31/2003     $  7.63     $   (0.05)        $   6.98       $   6.93        $ -      $      -     $      -      $   14.56
    12/31/2002       15.72         (0.05)           (6.24)         (6.29)         -         (1.80)       (1.80)          7.63
    12/31/2001       15.62         (0.03)            4.66           4.63          -         (4.53)       (4.53)         15.72
    12/31/2000       16.51         (0.03)            1.87           1.84          -         (2.73)       (2.73)         15.62
    12/31/1999       14.14         (0.04)            4.00           3.96          -         (1.59)       (1.59)         16.51
--- ----------     -------     ---------         --------       --------        ---      --------     --------      ---------

                                                            Ratios/Supplemental Data
                                     -----------------------------------------------------------------------
                                                        Ratio of Expenses
                                      Net Assets,           to Average          Net Investment
       For the                           End of           Net Assets (e)         Income (Loss)     Portfolio
       Period           Total            Period      -----------------------      to Average       Turnover
        Ended       Return (b)(f)       (000's)       Net (c)     Total (d)     Net Assets (e)     Rate (f)
    ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
    12/31/2003           90.83%        $ 360,057        0.84%        0.84%           (0.49)%      140%
    12/31/2002          (39.46)          224,359        0.88         1.19            (0.45)       133
    12/31/2001           28.79           313,685        0.91         1.18            (0.24)       172
    12/31/2000           11.02           213,086        0.91         1.26            (0.23)       192
    12/31/1999           29.39           187,803        0.90         1.22            (0.28)       216
--- ----------          ------         ---------        ----         ----            -----        ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(c) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.
(d) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(e)  Annualized.
(f)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 9

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Dreyfus Small Cap Value ("the Fund"), part of ATSF, began operations as Dreyfus Small Cap Value Portfolio, a part of the Endeavor Series Trust on May 4, 1993. The Fund became part of ATSF on May 1, 2002. The Fund is closed to new investors.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $65 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 10

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $396 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.89% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $12. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 11

Dreyfus Small Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 380,671
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  427,808
                                                             -
  U.S. Government

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (1,325)
     Undistributed net investment income (loss)             1,325
                                                                -
     Undistributed net realized capital gains (loss)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 43,563
       Long-term capital gains               -
     2003 Distributions paid from:
       Ordinary income                       -
                                             -
       Long-term capital gains

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $    -
                                                    =========
     Undistributed Long-term Capital Gains          $    -
                                                    =========
     Capital Loss Carryforward                      $ (21,529)
                                                    =========
     Post October Loss                              $    -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  42,146
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
$     21,529   December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003, was $17,919.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $413,326
                                                    ========
     Unrealized Appreciation                        $ 60,882
     Unrealized (Depreciation)                       (18,736)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 42,146
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 12

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Dreyfus Small Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Small Cap Value (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Dreyfus Small Cap Value 13

Federated Growth & Income

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
It was an ebullient year for the world's stock markets, as the most speculative, lowest quality, stocks had the highest returns. The Standard and Poor's 500 Composite Stock Index returned 28.67%, and the more speculative NASDAQ Composite Index returned 50.01%.

PERFORMANCE
For the year ended December 31, 2003, Federated Growth & Income returned 26.84%. By comparison its benchmark, the Russell Midcap Value Index returned 38.07%.

STRATEGY REVIEW
The mandate of this portfolio is "defensive equity," not mid-cap value. It was an extraordinarily strong period for stocks, particularly mid-cap value. With stock valuations higher than any time since 1929 (except for the late 1990's unprecedented bubble), the market offers exceedingly high risks and low probable long-term returns. An emphasis on capital preservation in this environment seems prudent.

Our main undertaking this year was to favor investments outside the U.S. to benefit from expected declines in the U.S. dollar. This was successful, as the dollar has fallen to multi-year lows against most foreign currencies. In addition to 41% held in non-U.S. stocks, the portfolio ended the year with 24% in non-U.S. government short-term instruments. These instruments provided higher interest yields and currency appreciation against the U.S. dollar. For example, several key currencies had the following gains this year versus the dollar: the Australian dollar, 33.9%; the Canadian dollar, 21%; and the euro, 20%.

The second major undertaking was to invest in gold stocks. We have thought for three years that gold had ended its long bear market and had begun a new bull market, unlike U.S. stocks. We continue to favor gold over the major U.S. stock indexes, as U.S. stocks ended the year at a record low 4% of the portfolio.

Real estate stocks have been the largest investment in the portfolio over the last several years and have had much higher returns than the U.S. stock market. This year, we sharply reduced the stake in U.S. real estate investment trusts from 21% of the portfolio at the start of the year to less than 2% at year-end (though with an additional 4.4% in non-U.S. real estate companies).

The portfolio's best stock returns came from the energy sector, as Husky Energy Inc. (Canada), Santos Limited (Australia), OMV AG (Austria), and Statoil ASA (Norway) gained during the year. The gold sector was led by Placer Dome, Inc., Barrick Gold Corporation, and Harmony Gold Mining Company Limited. Mayr-Melnhof Karton AG, Europe's largest producer of recycled cardboard boxes, also did well.

/s/ Steven J. Lehman
Steven J. Lehman

/s/ John L. Nichol
John L. Nichol
Co-Portfolio Mangers
Federated Investment Counseling

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 1

Federated Growth & Income

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 3/1/94 through 12/31/03

                                                                   Russell
                           Initial Class                             MCV

   3/1/94                     $10,000                              $10,000
  3/31/94                       9,611                                9,613
  6/30/94                       9,410                                9,587
  9/30/94                       9,717                               10,017
 12/31/94                       9,542                                9,682
  3/31/95                       9,962                               10,655
  6/30/95                      10,502                               11,578
  9/30/95                      11,212                               12,497
 12/31/95                      11,952                               13,065
  3/31/96                      11,974                               13,795
  6/30/96                      12,486                               14,060
  9/30/96                      12,160                               14,465
 12/31/96                      13,343                               15,711
  3/31/97                      13,304                               15,979
  6/30/97                      14,534                               17,992
  9/30/97                      15,198                               20,286
 12/31/97                      16,631                               21,111
  3/31/98                      17,173                               23,221
  6/30/98                      16,839                               22,624
  9/30/98                      16,444                               19,534
 12/31/98                      17,139                               22,184
  3/31/99                      15,770                               21,494
  6/30/99                      17,686                               23,897
  9/30/99                      16,947                               21,355
 12/31/99                      16,376                               22,160
  3/31/00                      16,565                               22,383
  6/30/00                      17,498                               22,007
  9/30/00                      19,498                               24,131
 12/31/00                      21,151                               26,410
  3/31/01                      21,908                               25,477
  6/30/01                      23,560                               27,273
  9/30/01                      23,127                               24,122
 12/31/01                      24,472                               27,024
  3/31/02                      26,090                               29,159
  6/30/02                      26,121                               27,797
  9/30/02                      24,071                               22,806
 12/31/02                      24,707                               24,418
  3/31/03                      24,863                               23,428
  6/30/03                      27,635                               27,620
  9/30/03                      28,460                               29,260
 12/31/03                      31,338                               33,713

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                  From       Inception
                     1 year       5 years      Inception       Date
                  -----------   -----------   -----------   ----------
Initial Class         26.84%        12.83%        12.31%    3/1/94
Russell MCV(1)        38.07%         8.73%        13.15%    3/1/94
---------------       -----         -----         -----     ------
Service Class             -             -         20.79%    5/1/03
---------------       -----         -----         -----     ------

NOTES
(1) The Russell Midcap Value (Russell MCV) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 2

Federated Growth & Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                       Principal         Value
                                    --------------   ------------
FOREIGN GOVERNMENT OBLIGATIONS (24.4%)
  Canada
    Zero Coupon, due 05/06/2004     $     7,200      $   5,523
    Zero Coupon, due 06/17/2004           7,000          5,351
  Canada Treasury Bills
    Zero Coupon, due 04/22/2004           7,000          5,374
    Zero Coupon, due 08/12/2004           7,200          5,481
  Commonwealth of Australia
    9.00%, due 09/15/2004                 7,300          5,634
  French Republic
    3.50%, due 07/12/2004                 5,450          6,923
  Kingdom of Norway
    Zero Coupon, due 06/16/2004          37,000          5,497
  Kingdom of Sweden
    5.00%, due 01/15/2004                50,000          6,954
  Kingdom of Sweden
    Zero Coupon, due 03/17/2004          41,000          5,669
    Zero Coupon, due 06/16/2004          42,500          5,838
    Zero Coupon, due 09/15/2004          43,000          5,866
    Zero Coupon, due 12/15/2004          41,000          5,551
  Kingdom of the Netherlands
    5.75%, due 01/15/2004                 4,100          5,175
  New Zealand
    6.50%, due 02/15/2005                21,000         13,947
  New Zealand Treasury Bill
    Zero Coupon, due 04/14/2004          11,300          7,323
    Zero Coupon, due 05/12/2004           6,400          4,130
    Zero Coupon, due 09/22/2004           8,500          5,378
  Norwegian T-Bill
    Zero Coupon, due 03/17/2004          38,000          5,677
                                                     ---------
Total Foreign Government Obligations                  111,291
(cost: $104,061)                                     ---------

CORPORATE DEBT SECURITIES (4.1%)
Business Services (1.0%)
  United Rentals, Inc. (a)
    10.75%, due 04/15/2008                4,000          4,500
Electric Services (0.6%)
  PSEG Energy Holdings Inc.
    10.00%, due 10/01/2009                2,500          2,931
Electric, Gas & Sanitary Services (0.5%)
  CMS Energy Corporation (a)
    8.50%, due 04/15/2011                 2,250          2,430
Gas Production & Distribution (2.0%)
  El Paso Corporation (a)
    6.95%, due 12/15/2007                 2,300          2,211
    6.75%, due 05/15/2009                 3,300          3,147
  Williams Companies, Inc. (The)
    7.88%, due 09/01/2021                 3,500          3,693
                                                     ---------
Total Corporate Debt Securities (cost: $16,004)         18,912
                                                     ---------


                                               Shares          Value
                                           -------------   ------------
CONVERTIBLE PREFERRED STOCKS (2.8%)
Electric Services (0.7%)
  TXU Corp. (a)                                91,900      $   3,130
Holding & Other Investment Offices (2.1%)
  Deutsche Office Trust                     4,580,200          3,795
  Westfield Trust-Units                     2,122,200          5,691
                                                           ---------
Total Convertible Preferred Stocks (cost: $11,367)            12,616
                                                           ---------
COMMON STOCKS (45.0%)
Beer, Wine & Distilled Beverages (1.1%)
  Kirin Brewery Company, Limited              613,000          5,226
Drug Stores & Proprietary Stores (1.1%)
  Boots Group PLC (The)-ADR (a)               207,000          5,121
Electric Services (3.6%)
  EnCana Corporation (a)                       88,700          3,498
  Scottish and Southern Energy PLC-ADR         66,000          7,952
  Scottish Power PLC                          712,300          4,746
Electric, Gas & Sanitary Services (2.3%)
  Pennon Group PLC                            217,656          2,649
  United Utilities PLC                        992,289          7,971
Food & Kindred Products (3.5%)
  Bunge Limited                               298,100          9,813
  Tate & Lyle PLC                           1,108,400          6,180
Holding & Other Investment Offices (4.2%)
  CFS Gandel Retail Trust                   3,538,600          3,571
  General Property Trust-Units              2,159,500          4,863
  Pan Pacific Retail Properties, Inc.          51,400          2,449
  Regency Centers Corporation (a)             151,100          6,021
  Ronin Property Group                      2,621,000          2,231
Instruments & Related Products (1.1%)
  Fuji Photo Film Co., Ltd.-ADR               157,100          5,153
Metal Mining (8.0%)
  Anglogold Ltd.-ADR (a)                      141,100          6,589
  Barrick Gold Corporation (a)                207,100          4,703
  Harmony Gold Mining Company
    Limited-ADR (a)                           632,000         10,257
  Lihir Gold Limited-ADR (a)                  212,500          4,641
  Placer Dome, Inc. (a)                       550,500          9,859
Oil & Gas Extraction (7.5%)
  Husky Energy Inc. (a)                       479,300          8,706
  Nexen Inc.                                  146,000          5,302
  Santos Limited-ADR                          455,000          9,505
  Statoil ASA (a)                             649,200          7,281
  Statoil ASA-ADR (a)                         302,300          3,416
Paper & Allied Products (0.9%)
  Carter Holt Harvey Limited                3,327,600          4,110


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Federated Growth & Income 3

Federated Growth & Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                             Shares        Value
                                           ---------   ------------
Paperboard Containers & Boxes (0.8%)
  Mayr-Melnhof Karton AG-ADR (a)           114,398     $   3,438
Petroleum Refining (1.6%)
  OMV AG-ADR (a)                           239,800         7,144
Pharmaceuticals (5.2%)
  Alliance UniChem PLC                     103,900           965
  Daiichi Pharmaceutical Co., Ltd.         222,200         4,002
  GEHE AG                                   52,800         2,563
  Takeda Chemical Industries, Ltd.         180,200         7,144
  Yamanouchi Pharmaceutical Co., Ltd.      297,900         9,252
Real Estate (2.2%)
  Land Securities Group PLC                332,000         5,895
  Rodamco Europe NV                         71,650         4,171
Telecommunications (1.9%)
  Chughwa Telecom Co., Ltd.-ADR            207,000         3,002
  Telestra Corporation Limited-ADR (a)     319,300         5,840
                                                       ---------
Total Common Stocks (cost: $157,082)                     205,229
                                                       ---------



                                                            Principal                Value
                                                    -------------------------   ---------------
SHORT-TERM OBLIGATIONS (25.2%)
  Investor's Bank & Trust Company (c)
    0.72% Repurchase Agreement dated 12/31/2003
    to be repurchased at $114,809 on 01/02/2004            $    114,805         $ 114,805
                                                                                ---------
Total Short-Term Obligations (cost: $114,805)                                     114,805
                                                                                ---------
SECURITY LENDING COLLATERAL (14.3%)
Debt (11.3%)
Bank Notes (0.5%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                           307               307
  Fleet National Bank
    1.00%, due 01/21/2004                                         1,153             1,153
  National Bank of Commerce
    1.19%, due 04/21/2004                                           961               961
Commercial Paper (2.9%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                           577               577
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                           383               383
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                           576               576
    1.09%, due 01/13/2004                                           384               384
    1.08%, due 02/05/2004                                           767               767
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                           958               958
    1.09%, due 01/09/2004                                           577               577
    1.08%, due 01/16/2004                                           765               765

                                                            Principal                Value
                                                    -------------------------   ---------------
Commercial Paper (continued)
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                  $        960         $     960
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                           959               959
    1.09%, due 02/06/2004                                           959               959
    1.10%, due 02/09/2004                                           560               560
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                           959               959
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                           576               576
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                         1,114             1,114
    1.08%, due 02/17/2004                                         1,918             1,918
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                           384               384
Euro Dollar Overnight (0.6%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                         1,922             1,922
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                            77                77
    1.08%, due 01/06/2004                                           730               730
Euro Dollar Terms (2.8%)
  Bank of Montreal
    1.06%, due 01/15/2004                                           375               375
    1.06%, due 02/17/2004                                           769               769
  Bank of Scotland
    1.06%, due 04/02/2004                                           577               577
  Citigroup Inc.
    1.10%, due 01/22/2004                                           577               577
    1.09%, due 02/06/2004                                           769               769
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                           384               384
  Den Danske Bank
    1.08%, due 01/20/2004                                         1,922             1,922
    1.02%, due 01/30/2004                                           961               961
  Royal Bank of Canada
    1.05%, due 02/27/2004                                         1,922             1,922
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                         1,153             1,153
    1.08%, due 01/15/2004                                           384               384
    1.08%, due 01/20/2004                                           192               192
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                           192               192
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                         1,153             1,153
  Wells Fargo & Company
    1.04%, due 01/30/2004                                         1,537             1,537


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Federated Growth & Income 4

Federated Growth & Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal         Value
                                                   --------------   ------------
Master Notes (0.8%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                           $       769      $     769
    1.14%, due 09/08/2004                                 1,153          1,153
  Morgan Stanley
    1.05%, due 06/21/2004                                 1,845          1,845
Medium Term Notes (0.5%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                 1,922          1,922
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                   577            577
Repurchase Agreements (3.2%) (b)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,497 on 01/02/2004             4,497          4,497
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,111 on 01/02/2004             6,111          6,111
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,651 on 01/02/2004             3,651          3,651

                                                   Shares            Value
                                              ----------------   ------------
Investment Companies (3.0%)
Money Market Funds (3.0%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                            942,658       $     943
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                          2,301,568           2,302
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                         10,007,980          10,008
                                                                  ---------
Total Security Lending Collateral (cost: $65,171)                    65,171
                                                                  ---------
Total Investment Securities (cost: $468,490)                      $ 528,024
                                                                  =========
SUMMARY:
  Investments, at value                               115.8 %     $ 528,024
  Liabilities in excess of other assets               (15.8)%       (71,856)
                                                 ----------       ---------
  Net assets                                          100.0 %     $ 456,168
                                                 ==========       =========


                   FORWARD FOREIGN CURRENCY CONTRACTS:
--------------------------------------------------------------------------
                                              Amount in     Net Unrealized
                      Bought   Settlement    U.S. Dollars    Appreciation
Currency              (Sold)      Date      Bought (Sold)   (Depreciation)
-------------------- -------- ------------ --------------- ---------------
New Zealand Dollar   13,474   01/06/2004       $ 8,846           $ 2

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $62,490.
(b) Cash collateral for the Repurchase Agreements, valued at $14,544, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(c) At December 31, 2003, the collateral for the repurchase agreement excluding collateral for securities on loan is as follows:

---------------------------------   ---------------------
                                         Market Value
Collateral                           and Accrued Interest
---------------------------------   ---------------------
  $24,950 Freddie Mac FHR 2380 F
   1.61%, due 11/15/2031                  $   4,839
  $58,285 Fannie Mae ARM-705623
   4.30%, due 04/01/2033                     50,415
  $50,000 Fannie Mae ARM-712321
   4.61%, due 06/01/2033                     48,697
  $41,000 Fannie Mae ARM-789149
   5.12%, due 03/01/2032                     16,310
  $393 Fannie Mae ARM-683353
   3.91%, due 02/01/2033                        285
                                          ---------
                                          $ 120,546
                                          =========

DEFINITIONS:
ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 5

Federated Growth & Income

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $468,490)
     (including $62,490 of securities loaned)                $528,024
  Cash                                                             65
  Receivables:
     Interest                                                   1,552
     Dividends                                                    802
     Dividend reclaims receivable                                  75
  Unrealized appreciation on forward foreign
     currency contracts                                             2
  Other                                                            53
                                                             ---------
                                                              530,573
                                                             ---------
Liabilities:
  Investment securities purchased                               8,852
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 305
     Distribution fees                                              2
  Payable for collateral for securities on loan                65,171
  Other                                                            75
                                                             ---------
                                                               74,405
                                                             ---------
Net Assets                                                   $456,168
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    267
  Additional paid-in capital                                  370,161
  Undistributed net investment income (loss)                   12,400
  Undistributed net realized gain (loss) from investment
     securities and foreign currency transactions              13,675
  Net unrealized appreciation (depreciation) on:
     Investment securities                                     59,534
     Translation of assets and liabilities denominated in
       foreign currencies                                         131
                                                             ---------
Net Assets                                                   $456,168
                                                             =========
Shares Outstanding:
  Initial Class                                                26,532
  Service Class                                                   160
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  17.09
  Service Class                                                 17.57

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $   4,305
  Dividends                                                 12,803
  Income from loaned securities-net                            170
     Less withholding taxes on foreign dividends              (750)
                                                         ---------
                                                            16,528
                                                         ---------
Expenses:
  Management and advisory fees                               3,144
  Transfer agent fees                                            2
  Printing and shareholder reports                              83
  Custody fees                                                 100
  Administration fees                                           24
  Legal fees                                                     6
  Auditing and accounting fees                                  12
  Directors fees                                                16
  Other                                                          9
  Service fees:
     Service Class                                               2
                                                         ---------
  Total expenses                                             3,398
                                                         ---------
Net Investment Income (Loss)                                13,130
                                                         ---------
Net Realized Gain (Loss) from:
  Investment securities                                     25,021
  Foreign currency transactions                               (731)
                                                         ---------
                                                            24,290
                                                         ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                     64,023
  Translation of assets and liabilities denominated in
     foreign currencies                                        129
                                                         ---------
                                                            64,152
                                                         ---------
Net Gain (Loss) on Investment Securities and
  Foreign Currency Transactions                             88,442
                                                         ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 101,572
                                                         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 6

Federated Growth & Income

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $  13,130        $  14,583
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                              24,290              (423)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                        64,152           (15,519)
                                                      ---------        ---------
                                                       101,572            (1,359)
                                                      ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                     (12,753)           (8,287)
     Service Class                                          (2)                -
                                                      -----------      ---------
                                                       (12,755)           (8,287)
                                                      ----------       ---------
  From net realized gains:
     Initial Class                                     (12,832)          (17,264)
     Service Class                                         (18)                -
                                                      ----------       ---------
                                                       (12,850)          (17,264)
                                                      ----------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      50,522           170,128
     Service Class                                       2,878                 -
                                                      ----------       ---------
                                                        53,400           170,128
                                                      ----------       ---------
  Dividends and distributions reinvested:
     Initial Class                                      25,586            25,551
     Service Class                                          20                 -
                                                      ----------       ---------
                                                        25,606            25,551
                                                      ----------       ---------
  Cost of shares redeemed:
     Initial Class                                     (87,623)          (61,592)
     Service Class                                        (302)                -
                                                      ----------       ---------
                                                       (87,925)          (61,592)
                                                      ----------       ---------
                                                        (8,919)          134,087
                                                      ----------       ---------
Net increase (decrease) in net assets                   67,048           107,177
                                                      ----------       ---------
Net Assets:
  Beginning of year                                    389,120           281,943
                                                      ----------       ---------
  End of year                                         $456,168         $ 389,120
                                                      ==========       =========
Undistributed Net Investment
  Income (Loss)                                       $ 12,400         $  13,493
                                                      ==========       =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                       3,337            11,037
     Service Class                                         177                 -
                                                      ----------       ---------
                                                         3,514            11,037
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                       1,683             1,786
     Service Class                                           1                 -
                                                      ----------       ---------
                                                         1,684             1,786
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                      (5,613)           (4,151)
     Service Class                                         (18)                -
                                                      ----------       ---------
                                                        (5,631)           (4,151)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                             (433)            8,672
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 7

Federated Growth & Income

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   14.35     $   0.48        $    3.24      $    3.72
                12/31/2002        15.28         0.62            (0.48)          0.14
                12/31/2001        13.43         0.64             1.46           2.10
                12/31/2000        10.91         0.51             2.65           3.16
                12/31/1999        12.28         0.48            (1.00)         (0.52)
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003        15.04         0.17             2.88           3.05
--------------- ----------    ---------     --------        ---------      ---------

                  For a share outstanding throughout each period (a)
                ------------------------------------------------------
                              Distributions
                -----------------------------------------
                                                            Net Asset
                  From Net     From Net                      Value,
                 Investment    Realized        Total           End
                   Income        Gains     Distributions    of Period
                ------------ ------------ --------------- ------------
Initial Class    $   (0.49)   $   (0.49)    $   (0.98)     $   17.09
                     (0.35)       (0.72)        (1.07)         14.35
                     (0.25)           -         (0.25)         15.28
                     (0.63)       (0.01)        (0.64)         13.43
                     (0.75)       (0.10)        (0.85)         10.91
---------------  ---------    ---------     ---------      ---------
Service Class        (0.03)       (0.49)        (0.52)         17.57
---------------  ---------    ---------     ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           26.84%        $ 453,361        0.81%        0.81%            3.14%       128%
                12/31/2002            0.96           389,120        0.81         0.81             4.11        146
                12/31/2001           15.70           281,943        0.86         0.86             4.39        117
                12/31/2000           29.16           122,886        0.86         0.86             4.31        147
                12/31/1999           (4.45)           76,280        0.89         0.89             4.01        117
--------------- ----------           -----         ---------        ----         ----             ----        ---
Service Class   12/31/2003           20.79             2,807        1.08         1.08             1.55        128
--------------- ----------           -----         ---------        ----         ----             ----        ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-March 1, 1994
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 8

Federated Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Federated Growth & Income ("the Fund"), part of ATSF, began operations on March 1, 1994.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $73 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 9

Federated Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $45 are included in net realized gains in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.75% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                          Federated Growth & Income 10

Federated Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $16. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 401,164
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  386,986
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $    -
     Undistributed net investment income (loss)          (1,468)
     Undistributed net realized capital gains (loss)      1,468

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 21,168
       Long-term capital gains           4,383
     2003 Distributions paid from:
       Ordinary income                  17,456
       Long-term capital gains           8,149

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 18,969
                                                    ========
     Undistributed Long-term Capital Gains          $  7,512
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Post October Currency Loss                     $    384
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 59,514
                                                    ========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 11

Federated Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 468,510
                                                    =========
     Unrealized Appreciation                        $ 60,237
     Unrealized (Depreciation)                          (723)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 59,514
                                                    =========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 12

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Federated Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated Growth & Income (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Federated Growth & Income 13

Great Companies-America(SM)

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
For the first time in three years the markets closed up for the year. Unfortunately, many investors who became afraid of the market pulled out in 2002 and have missed the significant market run-up in 2003. We believe that there are several lessons to be learned from the last three years, as follows:

1. Over the long-term, markets improve. It is important to realize that stocks have outperformed most asset classes over time. While there will certainly be periods characterized by corrections, over the long-term, the market has historically moved in a positive direction.

2. It is impossible to time the market. Those who pulled out in 2002 missed a significant opportunity to increase their net worth. It is very difficult to do well if you are not a long-term investor.

3. It is very difficult for individuals to select stocks and manage their portfolios. In the late 1990's a number of people left the work force and became day traders. This is akin to taking your money to Las Vegas with the expectation that you will break the bank. Investing in securities is complex and a full time job best left to professionals.

4. Whenever your emotions control your stock market activities, you will lose. Unfortunately, many investors let their emotions guide their actions. They held speculative stocks when the market collapsed and pulled out of the market when it began to rise. Investor emotions enable us to purchase terrific companies at significant discounts and hold these stocks as they turn around and rise faster than the market.

In the short-term, the economy seems well positioned to continue pushing the market to higher levels. This is being driven by lower interest rates, higher consumer confidence ratings, and stronger corporate earnings. We believe that the market will slow down in the second half of 2004.

PERFORMANCE
For the year ended December 31, 2003, Great Companies- America(SM) returned 24.67%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index returned 28.67%.

STRATEGY REVIEW
We always want to see higher returns for our shareholders. But, we do not intend to change our strategy because large-cap growth companies underperformed in 2003. We continue to believe in the Great Companies-America(SM) strategy.

While the market has shown strength, we believe that market prices ultimately will be driven by earnings and free cash flows. While many of the technology stocks are at or above their intrinsic values, there are a number of stocks in the Great Companies- America(SM) portfolio trading well below their intrinsic values.


/s/ James H. Huguet
James H. Huguet


/s/ Gerald W. Bollman
Gerald W. Bollman


/s/ Matthew C. Stephani
Matthew C. Stephani
Co-Portfolio Managers
Great Companies, L.L.C.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 1

Great Companies-America(SM)

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/00 through 12/31/03

                            Initial Class                 S&P 500

  5/1/00                      $10,000                     $10,000
 6/30/00                       10,420                      10,037
 9/30/00                       10,570                       9,940
12/31/00                       11,380                       9,162
 3/31/01                        9,610                       8,077
 6/30/01                        9,950                       8,549
 9/30/01                        8,979                       7,295
12/31/01                        9,992                       8,074
 3/31/02                       10,002                       8,097
 6/30/02                        8,377                       7,012
 9/30/02                        7,533                       5,802
12/31/02                        7,925                       6,290
 3/31/03                        7,814                       6,092
 6/30/03                        8,810                       7,030
 9/30/03                        9,012                       7,216
12/31/03                        9,880                       8,094


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From        Inception
                     1 year       Inception        Date
                  -----------   -------------   ----------
Initial Class         24.67%         (0.33)%      5/1/00
S&P 500(1)            28.67%         (5.59)%      5/1/00
---------------       -----          -----        ------
Service Class             -          17.25 %      5/1/03
---------------       -----          -----        ------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 2

Great Companies-America(SM)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                       Shares        Value
                                     ---------   ------------
COMMON STOCKS (99.4%)
Aerospace (7.6%)
  United Technologies Corporation    185,198     $  17,551
Beverages (3.9%)
  Coca-Cola Company (The)             93,000         4,720
  PepsiCo, Inc.                       90,000         4,196
Business Services (11.5%)
  First Data Corporation (a)         371,545        15,267
  Omnicom Group, Inc.                128,100        11,187
Chemicals & Allied Products (8.9%)
  Colgate-Palmolive Company          187,400         9,379
  Procter & Gamble Company (The)     111,000        11,087
Commercial Banks (7.6%)
  Bank of New York Company, Inc. (The320,700        10,622
  Citigroup Inc.                     142,193         6,902
Computer & Office Equipment (3.1%)
  International Business Machines
    Corporation                       78,000         7,229
Electronic & Other Electric Equipment (7.1%)
  General Electric Company           524,530        16,250
Electronic Components & Accessories (2.9%)
  Texas Instruments Incorporated     228,200         6,705
Insurance (4.4%)
  American International Group, Inc. 152,885        10,132
Insurance Agents, Brokers & Service (4.6%)
  Marsh & McLennan Companies, Inc. (a221,500        10,608
Medical Instruments & Supplies (4.0%)
  Medtronic, Inc.                    188,400         9,158
Paper & Allied Products (4.6%)
  3M Company                         124,954        10,625
Pharmaceuticals (19.6%)
  Abbott Laboratories                322,500        15,029
  Johnson & Johnson                  191,480         9,892
  Pfizer Inc.                        300,000        10,599
  Wyeth                              222,400         9,441
Security & Commodity Brokers (9.6%)
  Goldman Sachs Group, Inc. (The)     45,000         4,443
  Lehman Brothers Holdings Inc.      136,700        10,555
  Merrill Lynch & Co., Inc.          119,000         6,979
                                                 ---------
Total Common Stocks (cost: $195,144)               228,556
                                                 ---------


                                             Principal         Value
                                          --------------   ------------
SECURITY LENDING COLLATERAL (7.7%)
Debt (6.1%)
Bank Notes (0.3%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                 $        83      $      83
  Fleet National Bank
    1.00%, due 01/21/2004                         311            311
  National Bank of Commerce
    1.19%, due 04/21/2004                         259            259
Commercial Paper (1.6%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                         156            156
  Delaware Funding Corporation
    1.08%, due 01/07/2004                         103            103
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                         156            156
    1.09%, due 01/13/2004                         104            104
    1.08%, due 02/05/2004                         207            207
  General Electric Capital Corporation
    1.09%, due 01/08/2004                         259            259
    1.09%, due 01/09/2004                         156            156
    1.08%, due 01/16/2004                         207            207
  Govco Incorporated-144A
    1.07%, due 02/05/2004                         259            259
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                         259            259
    1.09%, due 02/06/2004                         259            259
    1.10%, due 02/09/2004                         151            151
  Jupiter Securitization
    Corporation-144A
    1.08%, due 02/02/2004                         259            259
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                         156            156
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                         301            301
    1.08%, due 02/17/2004                         517            517
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                         104            104
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                         518            518
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                          21             21
    1.08%, due 01/06/2004                         197            197


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Great Companies-America(SM) 3

Great Companies-America(SM)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                      Principal          Value
                                                   ---------------   ------------
Euro Dollar Terms (1.5%)
  Bank of Montreal
    1.06%, due 01/15/2004                            $       101      $     101
    1.06%, due 02/17/2004                                    208            208
  Bank of Scotland
    1.06%, due 04/02/2004                                    156            156
  Citigroup Inc.
    1.10%, due 01/22/2004                                    156            156
    1.09%, due 02/06/2004                                    208            208
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                    104            104
  Den Danske Bank
    1.08%, due 01/20/2004                                    519            519
    1.02%, due 01/30/2004                                    259            259
  Royal Bank of Canada
    1.05%, due 02/27/2004                                    519            519
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                    311            311
    1.08%, due 01/15/2004                                    104            104
    1.08%, due 01/20/2004                                     52             52
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                     52             52
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                    311            311
  Wells Fargo & Company
    1.04%, due 01/30/2004                                    415            415
Master Notes (0.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                    208            208
    1.14%, due 09/08/2004                                    311            311
  Morgan Stanley
    1.05%, due 06/21/2004                                    498            498

                                                      Principal          Value
                                                   ---------------   ------------
Medium Term Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                            $       519      $     519
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                    156            156
Repurchase Agreements (1.7%) (b)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/03
    to be repurchased at $1,214 on 01/02/2004              1,214          1,214
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/03
    to be repurchased at $1,650 on 01/02/2004              1,650          1,650
  Morgan Stanley
    1.11%, Repurchase Agreements dated 12/31/03
    to be repurchased at $986 on 01/02/2004                  986            986

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (1.6%)
Money Market Funds (1.6%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           254,527       $     255
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           621,446             621
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                         2,702,253           2,702
                                                                 ---------
Total Security Lending Collateral (cost: $17,597)                   17,597
                                                                 ---------
Total Investment Securities (cost: $212,741)                     $ 246,153
                                                                 =========
SUMMARY:
  Investments, at value                              107.1 %     $ 246,153
  Liabilities in excess of other assets               (7.1)%       (16,395)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 229,758
                                                 =========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $17,208.
(b) Cash collateral for the Repurchase Agreements, valued at $3,927, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 4

Great Companies-America(SM)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $212,741)
     (including $17,208 of securities loaned)                $246,153
  Cash                                                          1,143
  Receivables:
     Interest                                                       1
     Dividends                                                    234
  Other                                                            11
                                                             ---------
                                                              247,542
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 164
  Payable for collateral for securities on loan                17,597
  Other                                                            23
                                                             ---------
                                                               17,784
                                                             ---------
Net Assets                                                   $229,758
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    235
  Additional paid-in capital                                  221,594
  Undistributed net investment income (loss)                    1,785
  Accumulated net realized gain (loss) from investment
     securities                                               (27,268)
  Net unrealized appreciation (depreciation) on investment
     securities                                                33,412
                                                             ---------
Net Assets                                                   $229,758
                                                             =========
Shares Outstanding:
  Initial Class                                                23,428
  Service Class                                                    55
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $   9.78
  Service Class                                                  9.81

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $     27
  Dividends                                             3,845
  Income from loaned securities-net                        10
                                                     --------
                                                        3,882
                                                     --------
Expenses:
  Management and advisory fees                          1,962
  Transfer agent fees                                       3
  Printing and shareholder reports                         56
  Custody fees                                             26
  Administration fees                                      21
  Legal fees                                                3
  Auditing and accounting fees                             10
  Directors fees                                           10
  Other                                                     6
                                                     --------
  Total expenses                                        2,097
                                                     --------
Net Investment Income (Loss)                            1,785
                                                     --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities      (5,244)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           60,596
                                                     --------
Net Gain (Loss) on Investment Securities               55,352
                                                     --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 57,137
                                                     ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 5

Great Companies-America(SM)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $  1,785          $     997
  Net realized gain (loss) from
     investment securities                            (5,244)            (16,136)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       60,596             (27,597)
                                                     --------          ---------
                                                      57,137             (42,736)
                                                     --------          ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                      (997)               (456)
     Service Class                                         -                   -
                                                     --------          ---------
                                                        (997)               (456)
                                                     --------          ---------
  From net realized gains:
     Initial Class                                         -                   -
     Service Class                                         -                   -
                                                     --------          ---------
                                                           -                   -
                                                     --------          ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    64,421             121,981
     Service Class                                       527                   -
                                                     --------          ---------
                                                      64,948             121,981
                                                     --------          ---------
  Proceeds from fund acquisition:
     Initial Class                                         -              43,566
     Service Class                                         -                   -
                                                     --------          ---------
                                                           -              43,566
                                                     --------          ---------
  Dividends and distributions reinvested:
     Initial Class                                       997                 456
     Service Class                                         -                   -
                                                     --------          ---------
                                                         997                 456
                                                     --------          ---------
  Cost of shares redeemed:
     Initial Class                                   (126,260)           (41,724)
     Service Class                                       (28)                  -
                                                     --------          ---------
                                                     (126,288)           (41,724)
                                                     --------          ---------
                                                     (60,343)            124,279
                                                     --------          ---------
Net increase (decrease) in net assets                 (4,203)             81,087
                                                     --------          ---------
Net Assets:
  Beginning of year                                  233,961             152,874
                                                     --------          ---------
  End of year                                        $ 229,758         $ 233,961
                                                     =========         =========
Undistributed Net Investment Income
  (Loss)                                             $  1,785          $     997
                                                     =========         =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                     7,947              14,532
     Service Class                                        58                   -
                                                     ---------         ---------
                                                       8,005              14,532
                                                     ---------         ---------
  Shares issued-on fund acquisition:
     Initial Class                                         -               4,749
     Service Class                                         -                   -
                                                     ---------         ---------
                                                           -               4,749
                                                     ---------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                       113                  54
     Service Class                                         -                   -
                                                     ---------         ---------
                                                         113                  54
                                                     ---------         ---------
  Shares redeemed:
     Initial Class                                   (14,308)             (5,002)
     Service Class                                          (3)                -
                                                     ----------        ---------
                                                     (14,311)             (5,002)
                                                     ---------         ---------
Net increase (decrease) in shares
  outstanding                                         (6,193)             14,333
                                                     =========         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 6

Great Companies-America(SM)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    7.88     $   0.06         $   1.88       $   1.94
                12/31/2002         9.96         0.05            (2.11)         (2.06)
                12/31/2001        11.38         0.04            (1.43)         (1.39)
                12/31/2000        10.00         0.04             1.34           1.38
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003         8.37         0.03             1.41           1.44
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class    $   (0.04)      $ -      $   (0.04)     $    9.78
                     (0.02)        -          (0.02)          7.88
                     (0.03)        -          (0.03)          9.96
                         -         -              -          11.38
---------------  ---------       ---      ---------      ---------
Service Class            -         -              -           9.81
---------------  ---------       ---      ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           24.67%        $ 229,217        0.85%        0.85%            0.73%       39%
                12/31/2002          (20.69)          233,961        0.88         0.88             0.54        31
                12/31/2001          (12.20)          152,874        0.89         0.89             0.39        70
                12/31/2000           13.80            83,121        0.91         0.91             0.52        15
--------------- ----------          ------         ---------        ----         ----             ----        --
Service Class   12/31/2003           17.25               541        1.12         1.12             0.50        39
--------------- ----------          ------         ---------        ----         ----             ----        --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2000
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 7

Great Companies-America(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Great Companies-America(SM) ("the Fund"), part of ATSF, began operations on May 1, 2000. The Fund is "non-diversified" under the 1940 Act.

The fund will acquire GE U.S. Equity effective as of the close of business on April 30, 2004, subject to approval by owners of variable annuity contracts and variable life policies ("Policyowners").

On April 26, 2002, the Fund acquired all the net assets of C.A.S.E. Growth pursuant to a plan of reorganization approved by shareholders of C.A.S.E. Growth on April 23, 2003. The acquisition was accomplished by a tax-free exchange of 4,749 shares of the Fund for the 7,101 shares of C.A.S.E. Growth outstanding on April 25, 2002. C.A.S.E. Growth's net assets at that date, $43,566, were combined with those of the Fund, resulting in combined net assets of $197,574.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from,


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 8

Great Companies-America(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan areincluded in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $8. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                          Great Companies-America(SM) 9

Great Companies-America(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 90,733
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                 143,800
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 456
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                $ 997
       Long-term capital gains            -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  1,787
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $(22,843)
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 28,988
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     4,494   December 31, 2009
       8,761   December 31, 2010
       9,588   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                        $ 217,165
                                                   =========
     Unrealized Appreciation                       $  31,741
     Unrealized (Depreciation)                        (2,753)
                                                   ---------
     Net Unrealized Appreciation (Depreciation)    $  28,988
                                                   =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 10

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Great Companies-America(SM)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies-America(SM) (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Great Companies-America(SM) 11

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
Technology stocks, as represented by the NASDAQ Composite Index ("NASDAQ Composite"), advanced more than 12% in the past quarter and as much as 50% in the past year. Yet the returns to shareholders over the past three years are far below other widely used benchmarks for equities. In our view, the recovery of technology stock prices this past year has largely closed the valuation gap that had opened during the long market slide. Over the next year, we believe, prices should generally advance in line with increases in intrinsic values.

PERFORMANCE
For the year ended December 31, 2003, Great Companies- Technology(SM) returned 50.95%. By comparison its benchmark, the NASDAQ Composite returned 50.01%.

STRATEGY REVIEW
While we do not have a comparable estimate for all stocks in the NASDAQ Composite, we are confident that our stocks are in dominant positions competitively, conservatively managed by excellent managers and are strong producers of shareholder value. In 2003, performance in our benchmark came largely from stocks which had lost most of their market value in the previous two years; stocks that we do not own. In the long run, we believe business levels, which exceed those represented by the NASDAQ Composite to coincide with better-than-benchmark stock performance.

The rebound in internet-related stocks has had an outsized effect upon technology indices in recent months. It might seem that some investors just do not see the actual businesses represented by their stocks. For example, the average market capitalization to sales ratio of internet stocks has risen to slightly less than five times, versus 2.7 times for the companies in the NASDAQ Composite. While this is mild compared to 1999 and 2000, many of these companies have been shrinking rather than growing and thus deserve a discount. We have two internet companies in the portfolio, both profitable, both growing rapidly and both priced recently at a discount to their intrinsic value.


/s/ James H. Huguet
James H. Huguet

/s/ Gerald W. Bollman
Gerald W. Bollman

/s/ Mathew C. Stephani
Mathew C. Stephani
Co-Portfolio Managers
Great Companies, L.L.C.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 1

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/00 through 12/31/03

                             Initial Class              NASDAQ Composite

  5/1/00                      $10,000                     $10,000
 6/30/00                       10,410                      10,273
 9/30/00                        9,310                       9,513
12/31/00                        6,740                       6,399
 3/31/01                        4,570                       4,767
 6/30/01                        4,820                       5,596
 9/30/01                        3,150                       3,882
12/31/01                        4,250                       5,052
 3/31/02                        4,200                       4,780
 6/30/02                        2,990                       3,790
 9/30/02                        2,250                       3,036
12/31/02                        2,630                       3,459
 3/31/03                        2,760                       3,474
 6/30/03                        3,240                       4,203
 9/30/03                        3,580                       4,629
12/31/03                        3,970                       5,189

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                         From         Inception
                         1 year        Inception        Date
                      -----------   --------------   ----------
Initial Class             50.95%         (22.26)%      5/1/00
NASDAQ Composite(1)       50.01%         (16.35)%      5/1/00
-------------------       -----          ------        ------
Service Class                 -           32.33%       5/1/03
-------------------       -----          ------        ------

NOTES
(1) The NASDAQ Composite (NASDAQ Composite) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Investing in technology stocks generally involves greater volatility and risks, so an investment in the portfolio may not be appropriate for everyone.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 2

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                             Shares         Value
                                           ----------   ------------
COMMON STOCKS (92.3%)
Business Services (12.2%)
  eBay Inc. (a)                             71,800      $   4,638
  First Data Corporation (b)               520,717         21,396
Communications Equipment (4.8%)
  UTStarcom, Inc. (a)(b)                   275,946         10,229
Computer & Data Processing Services (22.4%)
  Electronic Arts Inc. (a)(b)              320,100         15,294
  Microsoft Corporation                    648,000         17,846
  Symantec Corporation (a)(b)              291,200         10,090
  Yahoo! Inc. (a)                          103,300          4,666
Computer & Office Equipment (22.4%)
  Cisco Systems, Inc. (a)                  416,900         10,127
  Dell Computer Corporation (a)            394,400         13,394
  EMC Corporation (a)                      556,000          7,184
  International Business Machines
    Corporation                            185,600         17,201
Electronic Components & Accessories (19.4%)
  Analog Devices, Inc.                     173,500          7,920
  Integrated Circuit Systems, Inc. (a)     152,400          4,342
  Intel Corporation                        259,576          8,358
  Maxim Integrated Products                172,500          8,591
  Texas Instruments Incorporated           266,100          7,818
  Xilinx, Inc. (a)                         116,400          4,509
Industrial Machinery & Equipment (1.7%)
  Applied Materials, Inc. (a)              165,500          3,715
Instruments & Related Products (4.7%)
  Waters Corporation (a)                   305,100         10,117
Pharmaceuticals (4.7%)
  Amgen Inc. (a)                           162,000         10,012
                                                        ---------
Total Common Stocks (cost: $160,751)                      197,447
                                                        ---------



                                                     Principal               Value
                                             ------------------------   ---------------
SECURITY LENDING COLLATERAL (11.5%)
Debt (9.2%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                           $      116          $     116
  Fleet National Bank
    1.00%, due 01/21/2004                                  437                437
  National Bank of Commerce
    1.19%, due 04/21/2004                                  364                364
Commercial Paper (2.4%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                  218                218
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                  145                145

                                                     Principal               Value
                                             ------------------------   ---------------
Commercial Paper (continued)
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                           $      218          $     218
    1.09%, due 01/13/2004                                  146                146
    1.08%, due 02/05/2004                                  291                291
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                  363                363
    1.09%, due 01/09/2004                                  218                218
    1.08%, due 01/16/2004                                  290                290
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                  364                364
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                  363                363
    1.09%, due 02/06/2004                                  363                363
    1.10%, due 02/09/2004                                  212                212
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                  363                363
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                  218                218
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                  422                422
    1.08%, due 02/17/2004                                  727                727
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                  146                146
Euro Dollar Overnight (0.5%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                  728                728
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                   29                 29
    1.08%, due 01/06/2004                                  277                277
Euro Dollar Terms (2.3%)
  Bank of Montreal
    1.06%, due 01/15/2004                                  142                142
    1.06%, due 02/17/2004                                  291                291
  Bank of Scotland
    1.06%, due 04/02/2004                                  218                218
  Citigroup Inc.
    1.10%, due 01/22/2004                                  218                218
    1.09%, due 02/06/2004                                  291                291
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                  146                146
  Den Danske Bank
    1.08%, due 01/20/2004                                  728                728
    1.02%, due 01/30/2004                                  364                364
  Royal Bank of Canada
    1.05%, due 02/27/2004                                  728                728


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Great Companies-Technology(SM) 3

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                      Principal          Value
                                                   ---------------   ------------
Euro Dollar Terms (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                             $      437      $     437
    1.08%, due 01/15/2004                                    146            146
    1.08%, due 01/20/2004                                     73             73
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                     73             73
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                    437            437
  Wells Fargo & Company
    1.04%, due 01/30/2004                                    582            582
Master Notes (0.7%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                    291            291
    1.14%, due 09/08/2004                                    437            437
  Morgan Stanley
    1.05%, due 06/21/2004                                    699            699
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                    729            729
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                    218            218
Repurchase Agreements (2.5%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,705 on 01/02/2004              1,705          1,705

                                                      Principal          Value
                                                   ---------------   ------------
Repurchase Agreements (continued)
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,316 on 01/02/2004         $    2,316      $   2,316
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,384 on 01/02/2004              1,384          1,384

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (2.3%)
Money Market Funds (2.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           357,152       $     357
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           872,013             872
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         3,791,802           3,792
                                                                 ---------
Total Security Lending Collateral (cost: $24,692)                   24,692
                                                                 ---------
Total Investment Securities (cost: $185,443)                     $ 222,139
                                                                 =========
SUMMARY:
  Investments, at value                              103.8 %     $ 222,139
  Liabilities in excess of other assets               (3.8)%        (8,235)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 213,904
                                                 =========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $23,955.
(c) Cash collateral for the Repurchase Agreements, valued at $5,511, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 4

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $185,443)
     (including $23,955 of securities loaned)                 $222,139
  Cash                                                          16,615
  Receivables:
     Interest                                                        3
     Dividends                                                      10
  Other                                                             17
                                                              ---------
                                                               238,784
                                                              ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  151
     Due to advisor                                                 14
     Distribution fees                                               1
  Payable for collateral for securities on loan                 24,692
  Other                                                             22
                                                              ---------
                                                                24,880
                                                              ---------
Net Assets                                                    $213,904
                                                              =========
Net Assets Consist of:
  Capital stock, 100,000 shares authorized ($.01 par value)   $    538
  Additional paid-in capital                                   208,726
  Undistributed net investment income (loss)                         -
  Accumulated net realized gain (loss) from investment
     securities                                                (32,056)
  Net unrealized appreciation (depreciation) on
     investment securities                                      36,696
                                                              ---------
Net Assets                                                    $213,904
                                                              =========
Shares Outstanding:
  Initial Class                                                 53,636
  Service Class                                                    187
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $   3.97
  Service Class                                                   3.97

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $     31
  Dividends                                                357
  Income from loaned securities-net                         11
                                                      --------
                                                           399
                                                      --------
Expenses:
  Management and advisory fees                           1,091
  Transfer agent fees                                        2
  Printing and shareholder reports                          28
  Custody fees                                              16
  Administration fees                                       20
  Legal fees                                                 1
  Auditing and accounting fees                              10
  Directors fees                                             4
  Other                                                      1
  Recaptured expenses                                       14
  Service fees:
     Service Class                                           1
                                                      --------
  Total expenses                                         1,188
                                                      --------
Net Investment Income (loss)                              (789)
                                                      --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities        5,445
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            49,330
                                                      --------
Net Gain (Loss) on Investment Securities                54,775
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 53,986
                                                      ========

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 5

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $    (789)       $   (339)
  Net realized gain (loss) from
     investment securities                              5,445         (17,165)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        49,330          (3,017)
                                                    ---------        --------
                                                       53,986         (20,521)
                                                    ---------        --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                          -               -
     Service Class                                          -               -
                                                    ---------        --------
                                                            -               -
                                                    ---------        --------
  From net realized gains:
     Initial Class                                          -               -
     Service Class                                          -               -
                                                    ---------        --------
                                                            -               -
                                                    ---------        --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    137,067          55,356
     Service Class                                        769               -
                                                    ---------        --------
                                                      137,836          55,356
                                                    ---------        --------
  Dividends and distributions reinvested:
     Initial Class                                          -               -
     Service Class                                          -               -
                                                    ---------        --------
                                                            -               -
                                                    ---------        --------
  Cost of shares redeemed:
     Initial Class                                    (31,243)        (38,286)
     Service Class                                       (109)              -
                                                    ---------        --------
                                                      (31,352)        (38,286)
                                                    ---------        --------
                                                      106,484          17,070
                                                    ---------        --------
Net increase (decrease) in net assets                 160,470          (3,451)
                                                    ---------        --------
Net Assets:
  Beginning of year                                    53,434          56,885
                                                    ---------        --------
  End of year                                       $ 213,904        $ 53,434
                                                    =========        ========
Undistributed Net Investment
  Income (Loss)                                     $       -        $      -
                                                    =========        ========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                     43,188          17,939
     Service Class                                        215               -
                                                    ---------        --------
                                                       43,403          17,939
                                                    ---------        --------
  Shares issued-reinvested from distributions:
     Initial Class                                          -               -
     Service Class                                          -               -
                                                    ---------        --------
                                                            -               -
                                                    ---------        --------
  Shares redeemed:
     Initial Class                                     (9,878)        (10,987)
     Service Class                                        (28)              -
                                                    ---------        --------
                                                       (9,906)        (10,987)
                                                    ---------        --------
Net increase (decrease) in shares
  outstanding                                          33,497           6,952
                                                    =========        ========

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 6

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003     $  2.63     $   (0.02)        $   1.36       $   1.34
                12/31/2002        4.25         (0.03)           (1.59)         (1.62)
                12/31/2001        6.74         (0.03)           (2.46)         (2.49)
                12/31/2000       10.00         (0.01)           (3.25)         (3.26)
--------------- ----------     -------     ---------         --------       --------
Service Class   12/31/2003        3.00         (0.02)            0.99           0.97
--------------- ----------     -------     ---------         --------       --------

                For a share outstanding throughout each period (a)
                --------------------------------------------------
                             Distributions
                ---------------------------------------
                                                         Net Asset
                  From Net    From Net                    Value,
                 Investment   Realized       Total          End
                   Income       Gains    Distributions   of Period
                ------------ ---------- --------------- ----------
Initial Class        $ -         $ -          $ -        $   3.97
                       -           -            -            2.63
                       -           -            -            4.25
                       -           -            -            6.74
---------------      ---         ---          ---        --------
Service Class          -           -            -            3.97
---------------      ---         ---          ---        --------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           50.95%        $ 213,164        0.87%        0.87%           (0.57)%      40%
                12/31/2002          (38.12)           53,434        1.00         1.01            (0.79)       86
                12/31/2001          (36.94)           56,885        0.99         0.99            (0.66)       75
                12/31/2000          (32.60)           24,159        1.00         1.05            (0.16)       48
--------------- ----------          ------         ---------        ----         ----            -----        --
Service Class   12/31/2003           32.33               740        1.12         1.12            (0.83)       40
--------------- ----------          ------         ---------        ----         ----            -----        --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2000
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 7

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Great Companies- Technology(SM) ("the Fund"), part of ATSF, began operations on May 1, 2000. The Fund is "non-diversified" under the 1940 Act.

The Fund will acquire Blackrock Global Science & Technology effective the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $5 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 8

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie. through the asset allocation funds):

                                                Net           % of
                                               Assets      Net Assets
                                            -----------   -----------
Asset Allocation-Conservative Portfolio     $ 13,220            6%
Asset Allocation-Growth Portfolio             22,838           11%
Asset Allocation-Moderate Growth
  Portfolio                                   41,447           19%
Asset Allocation-Moderate Portfolio           42,230           20%
                                                               --
                                                               56%
                                                               ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                       Increase in
                        Expenses      Total Expenses
                        Recovered       to Average
                       by Advisor       Net Assets
                      ------------   ---------------
Recovered in 2003         $ 14             0.01%

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Great Companies-Technology(SM) 9

Great Companies-Technology(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $7. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 142,643
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   50,983
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (789)
     Undistributed net investment income (loss)             789
     Undistributed net realized capital gains (loss)          -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $(29,743)
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 34,382
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     7,553   December 31, 2009
      22,190   December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $3,253.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                        $ 187,757
                                                   =========
     Unrealized Appreciation                       $  35,474
     Unrealized (Depreciation)                        (1,092)
                                                   ---------
     Net Unrealized Appreciation (Depreciation)    $  34,382
                                                   =========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Great Companies-Technology(SM) 10

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Great Companies-Technology(SM)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies-Technology(SM) (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                        Great Companies-Technology(SM) 11

GE U.S. Equity

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
The U.S. Equity markets were able to stage a sound bull market rally in 2003 after a three-year bear market that started in 2000 with the bursting of the technology bubble. Investors were able to overlook a war, a plummeting dollar, higher oil prices, and the potential for further terrorist acts and instead focused on low interest rates, low inflation, strong economic growth, an improving labor market, and better corporate profits -- not to mention the capture of Saddam Hussein in December. The major indices were up double-digits in the fourth quarter and year-to-date. The Dow Jones Industrial Average posted a 13.40% return in the fourth quarter and finished the year up 28.28%, the best return since 1996. The Standard and Poor's 500 Composite Stock Index ("S&P
500") was up 12.17% in the fourth quarter and advanced 28.67% for the year, the best return since 1997. And the technology-led NASDAQ Composite Index posted a 12.11% return in the fourth quarter but advanced 50.01% for the year, the best return since 1999. Most of the advance in the markets started after the March lows in 2003, continuing to gain momentum through the rest of the year as the economic recovery dovetailed with improving corporate profits.

Looking at sector performance for the fourth quarter showed only four sectors underperformed the market, including utilities, consumer staples, healthcare, and financials. On the other hand, materials, energy, industrials, consumer discretionary, telecommunication services, and information technology ("IT") all did better than the market as defined by the S&P 500. On a year-to-date basis, IT led the 2003 bull market recovery with materials, consumer discretionary, industrials, financials all beating the S&P 500 market return as investors bid up early cyclical stocks in the face of an improving market recovery. Telecommunication services, healthcare, consumer staples, energy, and utilities all lagged the market. Telecommunication companies continued to have poor fundamental visibility on earnings, healthcare companies lagged all year due to worries over pharmaceutical pricing legislation and product pipeline issues. The consumer staples sector lagged as revenue opportunities seemed marginal, thereby capping valuations. Utilities also lagged, as investors were not interested in defensive stocks.

Many of the stocks that helped fuel the gains in technology, materials, consumer discretionary, industrials, and financials were on average smaller in market capitalization, had higher expected growth rates, and were more expensive in terms of P/E ratio -- companies losing money posted some of the best returns in 2003. This trend was evident starting in the second quarter as the market began to rally after the Iraq War was declared over. Interestingly, investor's penchant for investing in these stocks created a "quality" schism in the market. For example, larger capitalization companies were overlooked for smaller, expensive, risky stocks. Stocks with a beta greater than 2.0 (risky) were up 80% for the year 2003 where as less risky stocks or stocks with betas less than 2.0 were up a mere 25% -- underperforming the S&P 500 by almost 4%. In addition, stocks with P/E ratios greater than 50 or negative advanced 72% for 2003 whereas stocks with P/E ratios less than 50 were up only 27% -- again underperforming the S&P 500. If you classified stocks by S&P ratings (A, B, C, or N/A) where A is the highest quality and N/A is not available or not rated, the C's and N/A companies were up 44% and 41%, respectively whereas the A's and B's were up only 24% and 32%, respectively. While this trend was challenging in 2003, many of these stocks have poor fundamentals and market history suggest that it is difficult to consistently post positive relative returns with this strategy.

PERFORMANCE
For the year ended December 31, 2003, GE U.S. Equity returned 22.95%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW
As we have written over the recent past, information technology ("IT") and healthcare have continued to be a drag on relative performance. Despite a slight overweight in technology, almost half of the relative underperformance for the year is due to stock selection in this sector. Many of the smaller capitalization, more speculative, higher priced stocks did well over the year as investors discounted negative earnings and poor fundamentals in the hopes of catching the bounce off the bottom with these stocks. Conversely, higher quality, larger capitalization companies lagged in terms of performance over the year. Within technology, software, communications equipment, IT services, semiconductors, computers and peripherals were the largest detractors. Healthcare relative underperformance for the year was primarily due to lagging stock performance in the healthcare provider and healthcare equipment industries. Pharmaceuticals lagged the market and while our portfolio holdings kept pace with the benchmark holdings, the relative underperformance of the industry versus the market detracted from performance. In addition, having virtually no weight in biotechnology did not help as the industry posted gains of almost 27% for the year.

As of the year-end, the portfolio is slightly overweight in energy, financials, consumer discretionary, and technology. These areas should have solid relative profit growth over the next few quarters in the context of a continuing economic recovery. The portfolio is underweight in consumer staples, utilities and telecommunications services. Healthcare, industrials and materials are essentially market weight.


/s/ Eugene K. Bolton
Eugene K. Bolton
Portfolio Manager
GE Asset Management Incorporated

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                GE U.S. Equity 1

GE U.S. Equity

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 1/2/97 through 12/31/03

                              Initial Class                     S&P 500

  1/2/97                        $10,000                         $10,000
 3/31/97                          9,812                          10,269
 6/30/97                         11,499                          12,060
 9/30/97                         12,418                          12,963
12/31/97                         12,701                          13,335
 3/31/98                         14,192                          15,194
 6/30/98                         14,523                          15,695
 9/30/98                         13,050                          14,137
12/31/98                         15,606                          17,146
 3/31/99                         16,421                          18,000
 6/30/99                         17,703                          19,268
 9/30/99                         16,547                          18,066
12/31/99                         18,479                          20,753
 3/31/00                         18,827                          21,228
 6/30/00                         18,502                          20,666
 9/30/00                         18,507                          20,466
12/31/00                         18,333                          18,865
 3/31/01                         16,804                          16,630
 6/30/01                         17,330                          17,603
 9/30/01                         15,186                          15,020
12/31/01                         16,705                          16,625
 3/31/02                         16,990                          16,671
 6/30/02                         14,864                          14,439
 9/30/02                         12,429                          11,946
12/31/02                         13,397                          12,952
 3/31/03                         12,900                          12,543
 6/30/03                         14,713                          14,474
 9/30/03                         14,923                          14,857
12/31/03                         16,472                          16,665


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                   From       Inception
                     1 year        5 years      Inception       Date
                  -----------   ------------   -----------   ----------
Initial Class         22.95%         1.09 %        7.41%     1/2/97
S&P 500(1)            28.67%        (0.57)%        7.57%     1/2/97
---------------       -----         -----         -----      ------
Service Class             -             -         18.22%     5/1/03
---------------       -----         -----         -----      ------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                GE U.S. Equity 2

GE U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)


                                                         Shares               Value
                                                  --------------------   --------------
COMMON STOCKS (98.9%)
Aerospace (2.9%)
  Lockheed Martin Corporation                             14,309         $     735
  Northrop Grumman Corporation (b)                         7,155               684
  United Technologies Corporation                         27,479             2,604
Amusement & Recreation Services (0.2%)
  Disney (Walt) Company (The)                             12,881               301
Automotive (0.3%)
  Harley-Davidson, Inc. (b)                                8,520               405
Beverages (2.5%)
  Anheuser-Busch Companies, Inc. (d)                      13,759               725
  PepsiCo, Inc. (d)                                       57,238             2,668
Business Services (3.8%)
  Catalina Marketing Corporation (a)(b)                   13,541               273
  eBay Inc. (a)                                            3,522               227
  Equifax Inc. (b)                                        20,914               512
  First Data Corporation                                  93,029             3,823
  Omnicom Group, Inc.                                      4,733               413
Chemicals & Allied Products (3.9%)
  Avon Products, Inc.                                      1,981               134
  Clorox Company (The)                                    24,656             1,197
  Colgate-Palmolive Company                               28,561             1,429
  du Pont (E.I.) de Nemours and Company                    4,403               202
  Praxair, Inc.                                           24,128               922
  Procter & Gamble Company (The)                          10,017             1,000
  Rohm and Haas Company                                   11,007               470
Commercial Banks (11.0%)
  Bank of America Corporation                             14,302             1,150
  Bank of New York Company, Inc. (The)                     6,690               222
  Bank One Corporation                                     8,587               391
  Citigroup Inc.                                         127,166             6,173
  FleetBoston Financial Corporation                       10,127               442
  Mellon Financial Corporation                            35,443             1,138
  Morgan Chase & Co. (J.P.)                               14,860               546
  State Street Corporation                                35,773             1,863
  U.S. Bancorp                                            35,003             1,042
  Wachovia Corporation                                    20,473               954
  Wells Fargo & Company                                   22,014             1,296
Communication (6.1%)
  Certegy Inc.                                            20,945               687
  Comcast Corporation-Class A (a)                          7,265               239
  Comcast Corporation-Special Class A (a)                 84,975             2,657
  Liberty Media Corporation-Class A (a)                  239,297             2,845
  UnitedGlobalCom, Inc.-Class A (a)(b)                     3,082                26
  Viacom, Inc.-Class B                                    48,035             2,132
Computer & Data Processing Services (6.5%)
  Automatic Data Processing, Inc.                         20,804               824
  BMC Software, Inc. (a)                                  22,121               413

                                                         Shares               Value
                                                  --------------------   --------------
Computer & Data Processing Services (continued)
  Intuit Inc. (a)                                         29,059         $   1,538
  Microsoft Corporation                                  153,441             4,226
  Oracle Corporation (a)                                  92,215             1,217
  Unisys Corporation (a)                                  36,766               546
  WebMD Corporation (a)                                    6,384                57
  Yahoo! Inc. (a)                                          4,183               189
Computer & Office Equipment (4.4%)
  Cisco Systems, Inc. (a)                                 92,131             2,238
  Dell Computer Corporation (a)                           41,166             1,398
  EMC Corporation (a)                                      6,714                87
  Hewlett-Packard Company                                  7,924               182
  International Business Machines Corporation             18,712             1,734
  Pitney Bowes Inc.                                        9,246               376
Electric Services (1.6%)
  Dominion Resources, Inc.                                15,185               969
  EnCana Corporation (b)                                  18,052               712
  Entergy Corporation                                      8,365               478
Electric, Gas & Sanitary Services (0.5%)
  Exelon Corporation                                       9,906               657
Electronic & Other Electric Equipment (0.5%)
  Eaton Corporation                                        3,632               392
  Emerson Electric Co.                                     4,403               285
Electronic Components & Accessories (3.4%)
  Analog Devices, Inc.                                    30,710             1,402
  Intel Corporation                                       67,915             2,187
  Molex Incorporated-Class A                              37,425             1,099
Environmental Services (0.6%)
  Waste Management, Inc.                                  26,417               782
Food & Kindred Products (0.8%)
  Altria Group, Inc.                                       4,403               240
  General Mills, Inc. (b)                                 13,284               602
  Sara Lee Corporation                                    10,456               227
Health Services (0.7%)
  HCA Inc.                                                 3,082               132
  Lincare Holdings Inc. (a)(b)                            29,059               873
Industrial Machinery & Equipment (2.4%)
  Applied Materials, Inc. (a)                             41,497               932
  Baker Hughes Incorporated                                9,136               294
  Deere & Company                                         13,429               874
  Dover Corporation                                       29,279             1,164
Instruments & Related Products (0.7%)
  Danaher Corporation                                      8,390               770
  Raytheon Company                                         6,605               198
Insurance (5.4%)
  AFLAC Incorporated                                       9,686               350
  Allstate Corporation (The)                              22,494               968

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  GE U.S. Equity 3

GE U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                           Shares               Value
                                                    --------------------   --------------
Insurance (continued)
  American International Group, Inc.                        70,731         $   4,688
  Berkshire Hathaway Inc.-Class B (a)                          247               695
  CIGNA Corporation                                          2,752               158
  Travelers Property Casualty Corp.-Class B                 10,127               172
  UnitedHealth Group Incorporated                            7,815               455
Insurance Agents, Brokers & Service (1.7%)
  Hartford Financial Services Group, Inc. (The)             11,009               650
  Marsh & McLennan Companies, Inc.                          34,453             1,650
Life Insurance (0.6%)
  Lincoln National Corporation                              10,237               413
  Prudential Financial, Inc.                                 9,246               386
Lumber & Other Building Materials (2.0%)
  Home Depot, Inc. (The)                                    70,006             2,485
  Lowe's Companies, Inc.                                     3,963               220
Lumber & Wood Products (0.5%)
  Weyerhaeuser Company                                      10,347               662
Management Services (0.1%)
  Paychex, Inc.                                              3,853               143
Medical Instruments & Supplies (0.4%)
  DENTSPLY International Inc.                               11,007               497
Metal Mining (0.9%)
  Barrick Gold Corporation (b)                              18,712               425
  Newmont Mining Corporation                                15,850               770
Motion Pictures (0.6%)
  Time Warner Inc. (a)                                      44,029               792
Oil & Gas Extraction (3.2%)
  Burlington Resources Inc.                                 20,881             1,156
  ConocoPhillips                                            20,363             1,335
  Devon Energy Corporation                                   2,539               145
  Nabors Industries Ltd. (a)                                13,759               571
  Schlumberger Limited (b)                                  21,245             1,163
Paper & Allied Products (1.5%)
  3M Company                                                10,875               925
  Kimberly-Clark Corporation                                19,373             1,145
Personal Credit Institutions (0.4%)
  SLM Corporation                                           14,309               539
Petroleum Refining (3.1%)
  BP PLC-ADR                                                 4,982               246
  Exxon Mobil Corporation                                   97,964             4,017
Pharmaceuticals (11.6%)
  Abbott Laboratories                                       41,827             1,949
  Amgen Inc. (a)                                             3,742               231
  Cardinal Health, Inc. (b)(d)                              34,783             2,127
  Johnson & Johnson                                         59,681             3,083
  Merck & Co., Inc.                                         12,329               570

                                                           Shares               Value
                                                    --------------------   --------------
Pharmaceuticals (continued)
  Pfizer Inc.                                              162,577         $   5,744
  Wyeth                                                     56,511             2,399
Primary Metal Industries (0.4%)
  Alcoa Inc. (b)                                            15,410               586
Printing & Publishing (0.2%)
  Gannett Co., Inc.                                          2,422               216
Railroads (0.9%)
  Burlington Northern Santa Fe
    Corporation                                             14,309               463
  Union Pacific Corporation                                 11,337               788
Security & Commodity Brokers (1.7%)
  American Express Company (d)                              29,764             1,436
  Goldman Sachs Group, Inc. (The)                            2,135               211
  Morgan Stanley                                            12,989               752
Telecommunications (3.2%)
  AT&T Corp. (b)                                            15,410               313
  SBC Communications Inc.                                   25,317               660
  Verizon Communications, Inc.                              36,324             1,274
  Vodafone Group PLC-ADR                                    86,737             2,172
Transportation & Public Utilities (0.1%)
  InterActiveCorp (a)(b)                                     2,312                78
Transportation Equipment (0.6%)
  General Dynamics Corporation                               8,806               796
U.S. Government Agencies (2.9%)
  Fannie Mae                                                46,349             3,479
  Freddie Mac                                                7,485               437
Variety Stores (3.0%)
  Target Corporation                                        52,692             2,023
  Wal-Mart Stores, Inc.                                     38,855             2,061
Water Transportation (1.0%)
  Carnival Corporation                                      33,022             1,312
Wholesale Trade Nondurable Goods (0.1%)
  SYSCO Corporation                                          2,679               100
                                                                           ---------
Total Common Stocks (cost: $122,938)
                                                                             135,902
                                                                           ---------


                                  Principal         Value
                               --------------   ------------
SECURITY LENDING COLLATERAL (6.0%)
Debt (4.8%)
Bank Notes (0.2%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004      $        39      $      39
  Fleet National Bank
    1.00%, due 01/21/2004              146            146
  National Bank of Commerce
    1.19%, due 04/21/2004              122            122


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  GE U.S. Equity 4

GE U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                          Principal               Value
                                                  ------------------------   ---------------
Commercial Paper (1.2%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                $        73         $      73
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                         48                48
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                         73                73
    1.09%, due 01/13/2004                                         49                49
    1.08%, due 02/05/2004                                         97                97
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                        121               121
    1.09%, due 01/09/2004                                         73                73
    1.08%, due 01/16/2004                                         97                97
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                        121               121
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        121               121
    1.09%, due 02/06/2004                                        121               121
    1.10%, due 02/09/2004                                         71                71
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        121               121
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                         73                73
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        141               141
    1.08%, due 02/17/2004                                        243               243
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                         49                49
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        243               243
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         10                10
    1.08%, due 01/06/2004                                         92                92
Euro Dollar Terms (1.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                         47                47
    1.06%, due 02/17/2004                                         97                97
  Bank of Scotland
    1.06%, due 04/02/2004                                         73                73
  Citigroup Inc.
    1.10%, due 01/22/2004                                         73                73
    1.09%, due 02/06/2004                                         97                97

                                                          Principal               Value
                                                  ------------------------   ---------------
Euro Dollar Terms (continued)
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                $        49         $      49
  Den Danske Bank
    1.08%, due 01/20/2004                                        243               243
    1.02%, due 01/30/2004                                        122               122
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        243               243
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        146               146
    1.08%, due 01/15/2004                                         49                49
    1.08%, due 01/20/2004                                         24                24
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                         24                24
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        146               146
  Wells Fargo & Company
    1.04%, due 01/30/2004                                        194               194
Master Notes (0.3%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                         97                97
    1.14%, due 09/08/2004                                        146               146
  Morgan Stanley
    1.05%, due 06/21/2004                                        233               233
Medium Term Notes (0.2%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        243               243
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                         73                73
Repurchase Agreements (1.4%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/03
    to be repurchased at $569 on 01/02/2004                      569               569
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/03
    to be repurchased at $772 on 01/02/2004                      772               772
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/03
    to be repurchased at $462 on 01/02/2004                      462               462


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                GE U.S. Equity 5

GE U.S. Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares          Value
                                              ------------   ------------
Investment Companies (1.2%)
Money Market Funds (1.2%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                         119,215      $     119
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         291,071            291
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                       1,265,675          1,266
                                                              ---------
Total Security Lending Collateral (cost: $8,242)                  8,242
                                                              ---------
Total Investment Securities (cost: $131,180)                  $ 144,144
                                                              =========


SUMMARY:
  Investments, at value                          104.9 %     $144,144
  Liabilities in excess of other assets           (4.9)%       (6,767)
                                                 -----       --------
  Net assets                                     100.0 %     $137,377
                                                 =====       ========


FUTURES CONTRACTS:
-----------------------------------------------------------------
                                                   Net Unrealized
                             Settlement             Appreciation
                 Contracts      Date      Amount   (Depreciation)
                ----------- ------------ -------- ---------------
S&P 500 Index   1           03/18/2004    $ 268         $ 9

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $7,994.
(c) Cash collateral for the Repurchase Agreements, valued at $1,839, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at December 31, 2003, is $1,179.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                GE U.S. Equity 6

GE U.S. Equity

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $131,180)
     (including $7,994 of securities loaned)                 $144,144
  Cash                                                          1,605
  Receivables:
     Interest                                                       1
     Dividends                                                    129
  Variation margin                                                  1
  Other                                                             7
                                                             ---------
                                                              145,887
                                                             ---------
Liabilities:
  Investment securities purchased                                 155
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  95
  Payable for collateral for securities on loan                 8,242
  Other                                                            18
                                                             ---------
                                                                8,510
                                                             ---------
Net Assets                                                   $137,377
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    104
  Additional paid-in capital                                  154,634
  Undistributed net investment income (loss)                      848
  Accumulated net realized gain (loss) from investment
     securities and futures contracts                         (31,182)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                     12,964
     Futures contracts                                              9
                                                             ---------
Net Assets                                                   $137,377
                                                             =========
Shares Outstanding:
  Initial Class                                                10,403
  Service Class                                                    16
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  13.19
  Service Class                                                 13.23

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $     6
  Dividends                                             1,944
  Income from loaned securities-net                        10
     Less withholding taxes on foreign dividends           (5)
                                                      -------
                                                        1,955
                                                      -------
Expenses:
  Management and advisory fees                            980
  Transfer agent fees                                       2
  Printing and shareholder reports                         48
  Custody fees                                             38
  Administration fees                                      20
  Legal fees                                                2
  Auditing and accounting fees                             10
  Directors fees                                            5
  Other                                                     3
                                                      -------
  Total expenses                                        1,108
                                                      -------
Net Investment Income (Loss)                              847
                                                      -------
Net Realized Gain (Loss) from:
  Investment securities                                (6,078)
  Futures contracts                                       204
                                                      -------
                                                       (5,874)
                                                      -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                31,190
  Futures contracts                                         4
                                                      -------
                                                       31,194
                                                      -------
Net Gain (Loss) on Investment Securities and
  Futures Contracts                                    25,320
                                                      -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $26,167
                                                      =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                GE U.S. Equity 7

GE U.S. Equity

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $    847         $     748
  Net realized gain (loss) from
     investment securities and futures
     contracts                                          (5,874)          (14,103)
  Net unrealized appreciation
     (depreciation) on investment
     securities and futures contracts                   31,194           (21,565)
                                                      ---------        ---------
                                                        26,167           (34,920)
                                                      ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                        (747)             (643)
     Service Class                                           -                 -
                                                      ---------        ---------
                                                          (747)             (643)
                                                      ---------        ---------
  From net realized gains:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                      ---------        ---------
                                                             -                 -
                                                      ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      16,431            26,165
     Service Class                                         189                 -
                                                      ---------        ---------
                                                        16,620            26,165
                                                      ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                         747               643
     Service Class                                           -                 -
                                                      ---------        ---------
                                                           747               643
                                                      ---------        ---------
  Cost of shares redeemed:
     Initial Class                                     (26,832)          (42,954)
     Service Class                                          (5)                -
                                                      -----------      ---------
                                                       (26,837)          (42,954)
                                                      ----------       ---------
                                                        (9,470)          (16,146)
                                                      ----------       ---------
Net increase (decrease) in net assets                   15,950           (51,709)
                                                      ----------       ---------
Net Assets:
  Beginning of year                                    121,427           173,136
                                                      ----------       ---------
  End of year                                         $137,377         $ 121,427
                                                      ==========       =========
Undistributed Net Investment Income
  (Loss)                                              $    848         $     748
                                                      ==========       =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                       1,414             2,132
     Service Class                                          16                 -
                                                      ----------       ---------
                                                         1,430             2,132
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                          63                57
     Service Class                                           -                 -
                                                      ----------       ---------
                                                            63                57
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                      (2,330)           (3,743)
     Service Class                                           -                 -
                                                      ----------       ---------
                                                        (2,330)           (3,743)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                             (837)           (1,554)
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                GE U.S. Equity 8

GE U.S. Equity

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $  10.79      $   0.08         $   2.39       $   2.47
                12/31/2002       13.52          0.06            (2.73)         (2.67)
                12/31/2001       14.98          0.05            (1.38)         (1.33)
                12/31/2000       15.79          0.07            (0.19)         (0.12)
                12/31/1999       14.42          0.07             2.55           2.62
--------------- ----------    --------      --------         --------       --------
Service Class   12/31/2003       11.20          0.04             2.00           2.04
--------------- ----------    --------      --------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.07)   $       -    $   (0.07)     $   13.19
                     (0.06)           -        (0.06)         10.79
                     (0.02)       (0.11)       (0.13)         13.52
                     (0.11)       (0.58)       (0.69)         14.98
                     (0.51)       (0.74)       (1.25)         15.79
---------------  ---------    ---------    ---------      ---------
Service Class        (0.01)           -        (0.01)         13.23
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           22.95%        $ 137,170        0.88%        0.88%            0.67%       30%
                12/31/2002          (19.80)          121,427        0.92         0.92             0.50        33
                12/31/2001           (8.88)          173,136        0.94         0.94             0.35        54
                12/31/2000           (0.79)          205,761        0.88         0.88             0.42        39
                12/31/1999           18.41           179,267        0.93         0.93             0.46        44
--------------- ----------          ------         ---------        ----         ----             ----        --
Service Class   12/31/2003           18.22               207        1.13         1.13             0.45        30
--------------- ----------          ------         ---------        ----         ----             ----        --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-January 2, 1997
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                GE U.S. Equity 9

GE U.S. Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund will merge into Great Companies - America(SM) effective as of the close of business on April 30, 2004, subject to approval by owners of variable annuity contracts and variable life policies ("Policyowners").

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. GE U.S. Equity ("the Fund"), part of ATSF, began operations on January 2, 1997.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               GE U.S. Equity 10

GE U.S. Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $10 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation. Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA"). On May 1, 2003, the Fund reduced its advisory fee from 0.80% to 0.775% of ANA. The combined advisory fee for the year ended December 31, 2003, was 0.78%.

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               GE U.S. Equity 11

GE U.S. Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $5. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 36,386
  U.S. Government                                         449
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  46,571
  U.S. Government                                       1,101

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 643
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                  747
       Long-term capital gains            -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $    846
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $(25,201)
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  6,995
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     7,344   December 31, 2009
      12,784   December 31, 2010
       5,073   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                        $ 137,149
                                                   =========
     Unrealized Appreciation                       $  12,865
     Unrealized (Depreciation)                         (5,870)
                                                   ----------
     Net Unrealized Appreciation (Depreciation)    $   6,995
                                                   ==========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               GE U.S. Equity 12

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of GE U.S. Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GE U.S. Equity (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               GE U.S. Equity 13

Janus Balanced

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
Equities commanded the investing world's spotlight over the past twelve months as the major U.S. stock market indices ended the year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.28% and the broad-based Standard and Poor's 500 Composite Index ("S&P 500") climbed 28.67%. Not to be outdone, the technology-dominated NASDAQ Composite Index surged
50.01% for the year. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The year began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices were also causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. The Treasury market surged in early March on fears about the war, only to back up sharply as equity markets rebounded. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted and the Treasury market exceeded its March highs, peaking in June on economic concerns. The Federal Reserve Board acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to protect against deflation. But, the bond market again backed up sharply in July/August when unemployment showed early signs of improvement. As the year came to a close, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

PERFORMANCE
For the year ended December 31, 2003, Janus Balanced returned 13.90%. By comparison its primary benchmark, the S&P 500 and its secondary benchmark, the Lehman Brothers U.S. Government/
Credit Index ("LBGC") returned, 28.67% and 4.67%, respectively.

MANAGER'S OVERVIEW

Q. How did you manage the Portfolio in this environment?

In addition to feeling the lingering effects of an economic slowdown, the consequences of war and SARS also weighed heavily on investors last year. This kept a lid on business travel and capital spending in 2003. As such, we felt it prudent to keep the portfolio defensively positioned. This was apparent in our relatively high fixed-income weighting and, on the equity side of the portfolio, a preference for companies with lower but more consistent growth profiles. We also focused on companies that were generating high rates of cash flow and using it to reduce debt or pay dividends. However, this strategy held back performance as the equity market focused on higher-growth opportunities in anticipation of a robust economic recovery.

Q. Which holdings had the greatest negative impact on performance?

Among the names that disappointed were trucking and logistics firm CNF Transportation Inc., which topped the list of detractors, and payroll and tax filing outsourcer Automatic Data Processing, Inc., which was hampered by the uncertain employment environment. Also weighing on the portfolio were Canada-based information technology consulting firm Accenture Ltd., formerly known as Andersen Consulting, global oil services concern Schlumberger Limited, and insurer American International Group, Inc.

Q. Which individual holdings had the greatest positive impact on performance?

Industrial conglomerate Tyco International Ltd. emerged as our single biggest contributor to performance as the once-troubled company continued to reinvent itself under a new management team. Online media giant Yahoo! Inc. also aided results by registering a large gain during the year as investors displayed renewed interest in Internet-based firms that have survived the industry's recent turmoil in stronger competitive shape. Another technology-related holding, chipmaker Texas Instruments Incorporated, also advanced. Meanwhile, industrial powerhouse 3M Company and automotive interior manufacturer Lear Corporation rounded out our list of top performers.

Q. Which sectors had the greatest impact on performance?

While in-depth research on individual companies drives our investment decisions, a sector-level look offers an alternative perspective into the portfolio's performance. Within the equity portion of the portfolio, the telecommunication services and utilities sectors were the only groups that generated negative returns, although both were considerably underweight, relative to the S&P 500. Conversely, the consumer discretionary sector, which collectively outweighed the S&P 500, accounted for the largest gain, followed by the information technology sector.

While the equity portion of the portfolio represents a larger portion of assets and therefore has a bigger impact on overall performance, we are pleased to report that our fixed-income holdings also aided results. In fact, viewed by itself, the fixed-income portion of the portfolio outpaced the return of its benchmark, the LBGC. Digging deeper into fixed-income performance, both credit selection and a shorter than benchmark duration position aided results. Meanwhile, we continued to collect a healthy income return and benefited from strong bond selection as a number of individual holdings gained in price.


/s/ Karen L. Reidy
Karen L. Reidy
Portfolio Manager
Janus Capital Management, LLC

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Balanced 1

Janus Balanced

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/02 through 12/31/03

                  Initial Class        S&P 500               LBGC

   5/1/2002         $10,000            $10,000             $10,000
  6/30/2002           9,710              9,220              10,178
  9/30/2002           9,220              7,628              10,758
 12/31/2002           9,490              8,271              10,944
  3/31/2003           9,360              8,010              11,124
  6/30/2003          10,040              9,242              11,516
  9/30/2003          10,108              9,487              11,458
 12/31/2003          10,809             10,641              11,455


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         13.90%        4.78%     5/1/02
S&P 500(1)            28.67%        3.79%     5/1/02
LBGC(1)                4.67%        8.47%     5/1/02
-----                 -----        -----      ------
Service Class             -        10.93%     5/1/03
---------------       -----        -----      ------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Balanced 2

Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)


                                                    Principal              Value
                                             ----------------------   --------------
U.S. GOVERNMENT OBLIGATIONS (7.9%)
  U.S. Treasury Bond
    6.50%, due 05/15/2005                          $      260            $    278
    5.00%, due 08/15/2011                                 374                 400
    7.25%, due 05/15/2016                                 275                 343
    8.13%, due 08/15/2019                                  55                  74
    7.88%, due 02/15/2021                                 246                 327
    7.25%, due 08/15/2022                                 220                 278
    6.00%, due 02/15/2026                                 262                 291
    5.25%, due 02/15/2029                                 129                 130
    6.25%, due 05/15/2030                                 174                 201
    5.38%, due 02/15/2031                                  67                  70
  U.S. Treasury Bond (b)
    3.88%, due 02/15/2013                                 342                 335
    6.25%, due 08/15/2023                                 406                 463
  U.S. Treasury Note
    4.63%, due 05/15/2006                                 279                 296
    3.50%, due 11/15/2006                                 322                 333
    2.63%, due 05/15/2008                                 142                 140
    5.63%, due 05/15/2008                                 220                 244
    6.00%, due 08/15/2009                                 254                 288
    6.50%, due 02/15/2010                                   6                   7
    5.75%, due 08/15/2010                                 148                 166
    4.25%, due 11/15/2013                                 217                 217
                                                                         --------
Total U.S. Government Obligations (cost: $4,958)                            4,881
                                                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.7%)
  Fannie Mae
    5.50%, due 05/02/2006                                 319                 341
    4.75%, due 01/02/2007                                 126                 133
    5.00%, due 01/15/2007                                 401                 428
    5.25%, due 01/15/2009                                  50                  54
    6.25%, due 02/01/2011                                 143                 158
    5.38%, due 11/15/2011                                 251                 267
    1.88%, due 12/15/2004                                 545                 548
    2.13%, due 04/15/2006                                 531                 531
  Fannie Mae (b)
    2.50%, due 06/15/2008                                  78                  75
  Federal Home Loan Bank
    6.50%, due 11/15/2005                                  80                  87
  Freddie Mac
    1.88%, due 01/15/2005                                 420                 422
    4.25%, due 06/15/2005                                 317                 329
    5.75%, due 04/15/2008                                 189                 208
    5.75%, due 03/15/2009                                  34                  37
    7.00%, due 03/15/2010                                 284                 331
    5.88%, due 03/21/2011                                 285                 309
    6.25%, due 07/15/2032                                 132                 144
    2.38%, due 04/15/2006                                 387                 389
                                                                         --------
Total U.S. Government Agency Obligations (cost: $4,788)                     4,791
                                                                         --------

                                                    Principal              Value
                                             ----------------------   --------------
CORPORATE DEBT SECURITIES (24.3%)
Aerospace (0.4%)
  Lockheed Martin Corporation
    8.20%, due 12/01/2009                          $      125            $    152
    7.65%, due 05/01/2016                                  88                 107
Amusement & Recreation Services (0.6%)
  Disney (Walt) Company (The)
    4.88%, due 07/02/2004                                 299                 304
  Mandalay Resort Group
    6.50%, due 07/31/2009                                  95                  99
Automotive (1.0%)
  Dana Corporation
    9.00%, due 08/15/2011                                  51                  61
  Delphi Corporation
    6.13%, due 05/01/2004                                  26                  26
  Honeywell International Inc.
    5.13%, due 11/01/2006                                 187                 200
    6.13%, due 11/01/2011                                 101                 111
  Tenneco Automotive Inc. (b)
    11.63%, due 10/15/2009                                221                 239
Beer, Wine & Distilled Beverages (0.3%)
  Miller Brewing Company-144A
    4.25%, due 08/15/2008                                  90                  91
    5.50%, due 08/15/2013                                  70                  72
Beverages (1.8%)
  Anheuser-Busch Companies, Inc
    5.75%, due 04/01/2010                                  25                  27
    5.13%, due 10/01/2008                                  15                  16
    7.55%, due 10/01/2030                                 102                 126
    6.80%, due 01/15/2031                                 102                 116
  Coca Cola Enterprises Inc.
    5.38%, due 08/15/2006                                 199                 214
    6.13%, due 08/15/2011                                  92                 102
    4.38%, due 09/15/2009                                 145                 149
    7.13%, due 09/30/2009                                  86                 100
  Pepsi Bottling Group, Inc. (The)
    5.63%, due 02/17/2009                                 229                 249
Business Credit Institutions (0.3%)
  Ford Motor Credit Company
    7.00%, due 10/01/2013                                 150                 158
Business Services (0.5%)
  Clear Channel Communications, Inc.
    6.00%, due 11/01/2006                                 156                 169
    4.63%, due 01/15/2008                                  91                  94
  Hanover Equipment Trust 2001A
    8.50%, due 09/01/2008                                  48                  51
Chemicals & Allied Products (0.4%)
  International Flavors & Fragrances Inc.
    6.45%, due 05/15/2006                                 225                 244


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Janus Balanced 3

Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                  Principal              Value
                                           ----------------------   --------------
Chemicals & Allied Products (continued)
  Nalco Company-144A
    7.75%, due 11/15/2011                        $       32            $     34
Commercial Banks (1.0%)
  Citigroup Inc.
    6.63%, due 06/15/2032                               121                 131
    7.25%, due 10/01/2010                               132                 154
  Credit Suisse Group
    3.88%, due 01/15/2009                               151                 151
  US Bank NA
    5.70%, due 12/15/2008                               172                 187
Communication (1.9%)
  Comcast Cable Communications, Inc.
    6.75%, due 01/30/2011                               139                 155
    7.13%, due 06/15/2013                                33                  38
  Comcast Corporation
    5.85%, due 01/15/2010                               109                 116
    6.50%, due 01/15/2015                                43                  47
    7.05%, due 03/15/2033                               121                 132
  Cox Communications, Inc.
    7.50%, due 08/15/2004                                11                  11
    7.13%, due 10/01/2012                                29                  33
  Echostar DBS Corporation
    9.38%, due 02/01/2009                               158                 166
  Echostar DBS Corporation-144A
    5.75%, due 10/01/2008                               128                 129
  TCI Communications, Inc.
    6.88%, due 02/15/2006                               292                 317
  Viacom Inc.
    7.75%, due 06/01/2005                                53                  57
Computer & Office Equipment (0.4%)
  Hewlett-Packard Company
    3.63%, due 03/15/2008                               133                 133
  Sun Microsystems, Inc.
    7.35%, due 08/15/2004                               100                 103
Department Stores (0.1%)
  Meyer (Fred) Stores, Inc.
    7.45%, due 03/01/2008                                40                  46
Drug Stores & Proprietary Stores (0.2%)
  Medco Health Solutions, Inc.
    7.25%, due 08/15/2013                               128                 140
Electric Services (0.6%)
  American Electric Power Company, Inc.
    5.38%, due 03/15/2010                                30                  31
  Dominion Resources, Inc.
    2.80%, due 02/15/2005                                50                  51
    4.13%, due 02/15/2008                                32                  33
  Duke Energy Corporation
    6.25%, due 01/15/2012                                44                  48

                                                  Principal              Value
                                           ----------------------   --------------
Electric Services (continued)
  Illinova Corporation
    11.50%, due 12/15/2010                       $       73            $     88
  MidAmerican Energy Holdings Company
    3.50%, due 05/15/2008                               134                 132
Electric, Gas & Sanitary Services (0.4%)
  CMS Energy Corporation
    9.88%, due 10/15/2007                               125                 139
  CMS Energy Corporation (b)
    7.50%, due 01/15/2009                                92                  95
Electronic Components & Accessories (1.2%)
  Tyco International Group SA
    5.88%, due 11/01/2004                               147                 151
    6.38%, due 02/15/2006                               243                 259
    6.38%, due 10/15/2011                               171                 183
  Tyco International Group SA-144A
    6.00%, due 11/15/2013                               152                 157
Environmental Services (0.2%)
  Allied Waste North America, Inc.
    10.00%, due 08/01/2009                               95                 103
  USA Waste Services, Inc.
    7.00%, due 10/01/2004                                23                  24
Food & Kindred Products (2.3%)
  Dean Foods Company
    6.75%, due 06/15/2005                                38                  40
    8.15%, due 08/01/2007                               950               1,050
    6.63%, due 05/15/2009                               128                 134
    6.90%, due 10/15/2017                                25                  26
  Kellogg Company
    2.88%, due 06/01/2008                                84                  81
    7.45%, due 04/01/2031                               129                 152
Furniture & Fixtures (0.5%)
  Lear Corporation
    7.96%, due 05/15/2005                               275                 294
Gas Production & Distribution (0.8%)
  Coastal Corporation (The) (b)
    6.20%, due 05/15/2004                                99                  99
  El Paso Corporation (b)
    7.00%, due 05/15/2011                               320                 295
  Sonat Inc.
    6.88%, due 06/01/2005                               100                  99
Holding & Other Investment Offices (0.1%)
  Gemstone Investments Ltd.-144A
    7.71%, due 10/31/2004                                40                  40
Hotels & Other Lodging Places (0.1%)
  John Q. Hammons Hotels, Inc.-Series B
    8.88%, due 05/15/2012                                51                  56


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Janus Balanced 4

Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                      Principal              Value
                                               ----------------------   --------------
Industrial Machinery & Equipment (0.2%)
  Black & Decker Corporation (The)
    7.13%, due 06/01/2011                            $       57            $     66
  SPX Corporation
    7.50%, due 01/01/2013                                    45                  49
Insurance (0.3%)
  UnitedHealth Group Incorporated
    5.20%, due 01/17/2007                                   162                 173
Insurance Agents, Brokers & Service (0.2%)
  Marsh & McLennan Companies, Inc.
    5.38%, due 03/15/2007                                   106                 113
Life Insurance (0.1%)
  AIG SunAmer Global Financing IX -144A
    5.10%, due 01/17/2007                                    50                  53
Lumber & Other Building Materials (0.4%)
  Home Depot, Inc. (The)
    6.50%, due 09/15/2004                                   224                 232
Metal Cans & Shipping Containers (0.2%)
  Ball Corporation
    6.88%, due 12/15/2012                                    90                  94
Motion Pictures (1.7%)
  Time Warner Inc.
    5.63%, due 05/01/2005                                   262                 274
    6.15%, due 05/01/2007                                   222                 242
    9.15%, due 02/01/2023                                   257                 332
    7.70%, due 05/01/2032                                   181                 211
Oil & Gas Extraction (0.4%)
  Apache Corporation
    6.25%, due 04/15/2012                                   200                 222
  Burlington Resources Finance Company
    7.20%, due 08/15/2031                                    38                  44
Personal Credit Institutions (1.6%)
  American General Finance Corporation
    5.88%, due 07/14/2006                                    75                  81
  General Electric Capital Corporation
    4.25%, due 01/28/2005                                    59                  61
    2.85%, due 01/30/2006                                   110                 112
    5.35%, due 03/30/2006                                   251                 268
    6.75%, due 03/15/2032                                   177                 196
  General Electric Capital Corporation (b)
    5.38%, due 04/23/2004                                    54                  55
  General Motors Acceptance Corporation
    5.36%, due 07/27/2004                                   117                 119
    5.25%, due 05/16/2005                                    90                  93
Petroleum Refining (0.1%)
  Conoco Inc.
    6.95%, due 04/15/2029                                    75                  85

                                                      Principal              Value
                                               ----------------------   --------------
Pharmaceuticals (0.0%)
  Pfizer Inc.
    6.00%, due 01/15/2008                            $        5            $      6
Radio & Television Broadcasting (0.3%)
  British Sky Broadcasting Group PLC
    6.88%, due 02/23/2009                                   177                 199
Rubber & Misc. Plastic Products (0.3%)
  Sealed Air Corporation-144A
    5.63%, due 07/15/2013                                   135                 138
    6.88%, due 07/15/2033                                    45                  48
Security & Commodity Brokers (0.3%)
  American Express Company
    4.88%, due 07/15/2013                                   117                 117
  Salomon Smith Barney Holdings Inc.
    6.50%, due 02/15/2008                                    48                  53
  Schwab (Charles) Corporation (The)
    8.05%, due 03/01/2010                                    20                  23
Stone, Clay & Glass Products (0.3%)
  Owens-Illinois, Inc.
    7.15%, due 05/15/2005                                   152                 157
Telecommunications (1.6%)
  AT&T Broadband, LLC
    7.88%, due 08/01/2013                                    31                  37
  AT&T Wireless Services, Inc.
    7.35%, due 03/01/2006                                    60                  66
    7.50%, due 05/01/2007                                    68                  76
  Deutsche Telekom International Finance BV
    3.88%, due 07/22/2008                                   146                 146
  Nextel Communications, Inc.
    7.38%, due 08/01/2015                                   100                 108
  Verizon Global Funding Corp.
    6.13%, due 06/15/2007                                   271                 297
    4.00%, due 01/15/2008                                   165                 168
  Verizon Maryland Inc.
    5.13%, due 12/15/2033                                    91                  78
Textile Mill Products (0.0%)
  Mohawk Industries, Inc.
    7.20%, due 04/15/2012                                    20                  23
Transportation Equipment (0.3%)
  Ship Finance International Ltd.-144A
    8.50%, due 12/15/2013                                   162                 160
Variety Stores (0.9%)
  Target Corporation
    5.50%, due 04/01/2007                                    91                  98
  Wal-Mart Stores, Inc.
    5.45%, due 08/01/2006                                   158                 170
    6.88%, due 08/10/2009                                   244                 281
                                                                           --------
Total Corporate Debt Securities (cost: $14,708)                              15,041
                                                                           --------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Balanced 5

Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                               Principal       Value
                              -----------   -----------
CONVERTIBLE BONDS (0.3%)
Retail Trade (0.3%)
  Amazon.com, Inc.
    4.75%, due 02/01/2009     $   215       $    217
                                            --------
Total Convertible Bonds (cost: $206)             217
                                            --------



                                                         Shares               Value
                                                  --------------------   --------------
COMMON STOCKS (57.2%)
Aerospace (0.6%)
  Lockheed Martin Corporation                             6,770             $    348
Air Transportation (0.8%)
  FedEx Corporation                                       4,205                  284
  Southwest Airlines Co.                                 12,135                  196
Automotive (1.8%)
  Bayerische Motoren Werke AG (BMW)                       4,598                  214
  Honda Motor Co., Ltd.                                   5,900                  262
  Honeywell International Inc.                           18,300                  612
Beer, Wine & Distilled Beverages (1.3%)
  LVMH Moet Hennessy Louis Vuitton SA                    11,124                  809
Beverages (1.7%)
  Anheuser-Busch Companies, Inc.                         12,040                  634
  PepsiCo, Inc.                                           8,700                  406
Business Services (0.4%)
  eBay Inc. (a)                                           4,060                  262
Chemicals & Allied Products (3.1%)
  International Flavors & Fragrances Inc.                 5,035                  176
  Potash Corporation of Saskatchewan Inc. (b)             4,045                  350
  Procter & Gamble Company (The)                          7,305                  730
  Reckitt Benckiser PLC                                  24,977                  565
  Syngenta AG-ADR                                         8,000                  108
Commercial Banks (2.4%)
  Bank of America Corporation                             1,580                  127
  Citigroup Inc.                                         18,955                  920
  HSBC Holdings PLC (a)                                  16,093                  253
  U.S. Bancorp                                            5,970                  178
Communication (1.3%)
  Comcast Corporation-Class A (a)                         7,750                  255
  Liberty Media Corporation-Class A (a)                  14,360                  171
  Viacom, Inc.-Class B                                    8,540                  379
Communications Equipment (0.5%)
  Nokia Oyj-ADR                                          16,555                  281
Computer & Data Processing Services (3.3%)
  Electronic Arts Inc. (a)                                6,200                  296
  Microsoft Corporation                                  18,350                  505
  Oracle Corporation (a)                                 26,830                  354
  VERITAS Software Corporation (a)                        6,460                  240
  Yahoo! Inc. (a)                                        14,500                  655

                                                         Shares               Value
                                                  --------------------   --------------
Computer & Office Equipment (3.3%)
  Cisco Systems, Inc. (a)                                24,070             $    585
  Dell Computer Corporation (a)                          15,580                  529
  International Business Machines
    Corporation                                           7,350                  681
  Lexmark International Group, Inc. (a)                   3,000                  236
Department Stores (0.6%)
  J.C. Penney Company, Inc. (b)                          14,985                  394
Drug Stores & Proprietary Stores (0.6%)
  Medco Health Solutions, Inc. (a)                       11,364                  386
Electronic & Other Electric Equipment (2.3%)
  General Electric Company                               24,140                  748
  Samsung Electronics Co.,
    Ltd.-GDR-144A (USD) (b)                               3,595                  676
Electronic Components & Accessories (5.0%)
  Intel Corporation                                      14,310                  461
  Linear Technology Corporation                           3,505                  147
  Maxim Integrated Products                               4,065                  202
  Texas Instruments Incorporated                         24,940                  733
  Tyco International Ltd. (b)                            60,220                1,596
Environmental Services (1.2%)
  Waste Management, Inc.                                 24,510                  725
Furniture & Fixtures (1.1%)
  Lear Corporation (b)                                   11,220                  688
Gas Production & Distribution (0.3%)
  El Paso Corporation (b)                                20,370                  167
Health Services (0.5%)
  Caremark Rx, Inc. (a)(b)                               11,870                  301
Hotels & Other Lodging Places (3.7%)
  Fairmont Hotels & Resorts Inc. (b)                      4,645                  126
  Four Seasons Hotels Inc. (b)                            9,295                  475
  Marriott International, Inc.-Class A                   20,505                  947
  Starwood Hotels & Resorts Worldwide, Inc.              20,925                  752
Industrial Machinery & Equipment (0.4%)
  Applied Materials, Inc. (a)                            11,445                  257
Insurance (2.0%)
  Aetna Inc.                                              6,940                  469
  Berkshire Hathaway Inc.-Class B (a)                       217                  611
  UnitedHealth Group Incorporated                         2,435                  142
Manufacturing Industries (0.3%)
  Mattel, Inc.                                            9,665                  186
Medical Instruments & Supplies (0.5%)
  Medtronic, Inc.                                         6,795                  330
Motion Pictures (2.2%)
  Fox Entertainment Group, Inc.-Class A (a)               6,465                  188
  Time Warner Inc. (a)                                   66,835                1,202


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Janus Balanced 6

Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                              Shares       Value
                                             --------   -----------
Oil & Gas Extraction (0.9%)
  Apache Corporation                          2,831     $    230
  Total Fina Elf SA                           1,920          357
Paper & Allied Products (1.7%)
  3M Company                                 12,275        1,044
Petroleum Refining (1.0%)
  Exxon Mobil Corporation                    14,785          606
Pharmaceuticals (4.0%)
  Barr Laboratories, Inc. (a)(b)              5,620          432
  Neurocrine Biosciences, Inc. (a)(b)         5,035          275
  Novartis AG                                 3,134          142
  Pfizer Inc.                                18,755          663
  Roche Holding AG                            9,992        1,008
Printing & Publishing (1.6%)
  Dow Jones & Company, Inc.                   6,325          315
  Gannett Co., Inc.                           7,495          668
Radio & Television Broadcasting (0.5%)
  British Sky Broadcasting Group PLC (a)     24,178          304
Radio, Television & Computer Stores (0.5%)
  Best Buy Co., Inc.                          6,070          317
Railroads (0.9%)
  Canadian National Railway Company           9,010          570
Retail Trade (0.5%)
  Amazon.com, Inc. (a)(b)                     5,625          296
Security & Commodity Brokers (1.1%)
  American Express Company                    7,050          340
  Goldman Sachs Group, Inc. (The)             3,265          322
Textile Mill Products (0.5%)
  Mohawk Industries, Inc. (a)(b)              4,185          295
Transportation Equipment (0.4%)
  General Dynamics Corporation                3,035          274
U.S. Government Agencies (1.3%)
  Freddie Mac                                14,270          832
Variety Stores (1.1%)
  Target Corporation                          5,000          192
  Wal-Mart Stores, Inc.                       9,275          492
                                                        --------
Total Common Stocks (cost: $29,167)                       35,484
                                                        --------



                                                    Principal              Value
                                             ----------------------   --------------
SECURITY LENDING COLLATERAL (9.7%)
Debt (7.7%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                          $       28            $     28
  Fleet National Bank
    1.00%, due 01/21/2004                                 107                 107
  National Bank of Commerce
    1.19%, due 04/21/2004                                  89                  89

                                                    Principal              Value
                                             ----------------------   --------------
Commercial Paper (2.0%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                          $       53            $     53
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                  35                  35
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                  53                  53
    1.09%, due 01/13/2004                                  36                  36
    1.08%, due 02/05/2004                                  71                  71
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                  89                  89
    1.09%, due 01/09/2004                                  53                  53
    1.08%, due 01/16/2004                                  71                  71
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                  89                  89
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                  89                  89
    1.09%, due 02/06/2004                                  89                  89
    1.10%, due 02/09/2004                                  52                  52
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                  89                  89
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                  53                  53
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                 103                 103
    1.08%, due 02/17/2004                                 178                 178
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                  36                  36
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                 178                 178
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                   7                   7
    1.08%, due 01/06/2004                                  68                  68
Euro Dollar Terms (1.9%)
  Bank of Montreal
    1.06%, due 01/15/2004                                  35                  35
    1.06%, due 02/17/2004                                  71                  71
  Bank of Scotland
    1.06%, due 04/02/2004                                  53                  53
  Citigroup Inc.
    1.10%, due 01/22/2004                                  53                  53
    1.09%, due 02/06/2004                                  71                  71
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                  36                  36
  Den Danske Bank
    1.08%, due 01/20/2004                                 178                 178
    1.02%, due 01/30/2004                                  89                  89
  Royal Bank of Canada
    1.05%, due 02/27/2004                                 178                 178


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Janus Balanced 7

Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                    Principal        Value
                                                 --------------   -----------
Euro Dollar Terms (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                          $      107      $    107
    1.08%, due 01/15/2004                                  36            36
    1.08%, due 01/20/2004                                  18            18
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                  18            18
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                 107           107
  Wells Fargo & Company
    1.04%, due 01/30/2004                                 142           142
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                  71            71
    1.14%, due 09/08/2004                                 107           107
  Morgan Stanley
    1.05%, due 06/21/2004                                 171           171
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                 178           178
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                  53            53
Repurchase Agreements (2.0%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/03
    to be repurchased at $416 on 01/02/2004               416           416

                                                    Principal        Value
                                                 --------------   -----------
Repurchase Agreements (continued)
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/03
    to be repurchased at $565 on 01/02/2004        $      565      $    565
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/03
    to be repurchased at $338 on 01/02/2004               338           338

                                                  Shares         Value
                                              -------------   -----------
Investment Companies (2.0%)
Money Market Funds (2.0%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                          87,263       $     87
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         213,060            213
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         926,455            926
                                                               --------
Total Security Lending Collateral (cost: $6,033)                  6,033
                                                               --------
Total Investment Securities (cost: $59,860)                    $ 66,447
                                                               ========
SUMMARY:
  Investments, at value                            107.1 %     $ 66,447
  Liabilities in excess of other assets             (7.1)%       (4,437)
                                                 -------       --------
  Net assets                                       100.0 %     $ 62,010
                                                 =======       ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $5,842.
(c) Cash collateral for the Repurchase Agreements, valued at $1,346, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $1,598 or 2.58% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Balanced 8

Janus Balanced

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $59,860)
     (including $5,842 of securities loaned)                   $  66,447
  Cash                                                             1,155
  Receivables:
     Investment securities sold                                      149
     Interest                                                        372
     Dividends                                                        44
     Dividend reclaims receivable                                      2
  Other                                                                6
                                                               ---------
                                                                  68,175
                                                               ---------
Liabilities:
  Investment securities purchased                                     52
  Accounts payable and accrued liabilities:
     Management and advisory fees                                     52
     Due to advisor                                                   18
     Distribution fees                                                 1
  Payable for collateral for securities on loan                    6,033
  Other                                                                9
                                                               ---------
                                                                   6,165
                                                               ---------
Net Assets                                                     $  62,010
                                                               =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)     $      57
  Additional paid-in capital                                      54,320
  Undistributed net investment income (loss)                         726
  Undistributed net realized gain (loss) from investment
     securities and foreign currency transactions                    320
  Net unrealized appreciation (depreciation) on investment
     securities                                                    6,587
                                                               ---------
Net Assets                                                     $  62,010
                                                               =========
Shares Outstanding:
  Initial Class                                                    5,695
  Service Class                                                       55
Net Asset Value and Offering Price Per Share:
  Initial Class                                                $   10.79
  Service Class                                                    10.79

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                 $   989
  Dividends                                                    377
  Income from loaned securities-net                             9
     Less withholding taxes on foreign dividends               (9)
                                                           ------
                                                            1,366
                                                           ------
Expenses:
  Management and advisory fees                                503
  Transfer agent fees                                           2
  Printing and shareholder reports                             37
  Custody fees                                                 40
  Administration fees                                          24
  Legal fees                                                    1
  Auditing and accounting fees                                 12
  Directors fees                                                2
  Other                                                         1
  Recaptured expenses                                          18
  Service fees:
     Service Class                                              1
                                                           ------
  Total expenses                                              641
                                                           ------
Net Investment Income (Loss)                                  725
                                                           ------
Net Realized Gain (Loss) from:
  Investment securities                                       782
  Foreign currency transactions                                 1
                                                           ------
                                                              783
                                                           ------
Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on:
  Investment securities                                     6,647
                                                           ------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                     7,430
                                                           ------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                          $8,155
                                                           ======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Balanced 9

Janus Balanced

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)


                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $    725          $   107
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                               783            (462)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        6,647             (60)
                                                    --------          -------
                                                       8,155            (415)
                                                    --------          -------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                      (107)              -
     Service Class                                         -               -
                                                    --------          -------
                                                        (107)              -
                                                    --------          -------
  From net realized gains:
     Initial Class                                         -               -
     Service Class                                         -               -
                                                    --------          -------
                                                           -               -
                                                    --------          -------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    41,653          45,216
     Service Class                                       658               -
                                                    --------          -------
                                                      42,311          45,216
                                                    --------          -------
  Dividends and distributions reinvested:
     Initial Class                                       107               -
     Service Class                                         -               -
                                                    --------          -------
                                                         107               -
                                                    --------          -------
  Cost of shares redeemed:
     Initial Class                                   (25,584)         (7,568)
     Service Class                                      (105)              -
                                                    --------          -------
                                                     (25,689)         (7,568)
                                                    --------          -------
                                                      16,729          37,648
                                                    --------          -------
Net increase (decrease) in net assets                 24,777          37,233
                                                    --------          -------
Net Assets:
  Beginning of year                                   37,233               -
                                                    --------          -------
  End of year                                       $ 62,010          $37,233
                                                    ========          ========
Undistributed Net Investment Income
  (Loss)                                            $    726          $   107
                                                    ========          ========

                                                     December 31,      December 31,
                                                         2003             2002(a)
                                                   ---------------- ------------------
Share Activity:
  Shares issued:
     Initial Class                                     4,324           4,748
     Service Class                                        65               -
                                                    --------          --------
                                                       4,389           4,748
                                                    --------          --------
  Shares issued-reinvested from distributions:
     Initial Class                                        11               -
     Service Class                                         -               -
                                                    --------          --------
                                                          11               -
                                                    --------          --------
  Shares redeemed:
     Initial Class                                    (2,565)           (823)
     Service Class                                       (10)              -
                                                    --------          --------
                                                      (2,575)           (823)
                                                    --------          --------
Net increase (decrease) in shares
  outstanding                                          1,825           3,925
                                                    ========          ========

a) Commenced operations on May 1, 2002


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Janus Balanced 10

Janus Balanced

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003     $  9.49      $   0.13        $    1.19      $    1.32
                12/31/2002       10.00          0.07            (0.58)         (0.51)
--------------- ----------     -------      --------        ---------      ---------
Service Class   12/31/2003        9.73          0.08             0.98           1.06
--------------- ----------     -------      --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class    $   (0.02)      $ -      $   (0.02)     $   10.79
                         -         -              -           9.49
---------------  ---------       ---      ---------      ---------
Service Class            -         -              -          10.79
---------------  ---------       ---      ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           13.90%         $ 61,419        1.15%        1.15%            1.31%       65%
                12/31/2002           (5.10)           37,233        1.40         1.59             1.08        42
--------------- ----------           -----          --------        ----         ----             ----        --
Service Class   12/31/2003           10.93               591        1.38         1.38             1.14        65
--------------- ----------           -----          --------        ----         ----             ----        --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2002
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.03%.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Janus Balanced 11

Janus Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Janus Balanced ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Janus Balanced 12

Janus Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $6 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.
Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, if any, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.90% of the first $500 million of ANA
      0.85% of the next $500 million of ANA
      0.80% of ANA over $1 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

      1.40% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                             Increase in
                     Expenses Recovered   Total Expenses to
                         by Advisor       Average Net Assets
                    -------------------- -------------------
Recovered in 2003            $18                 0.03%

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Janus Balanced 13

Janus Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 43,366
  U.S. Government                                      10,290
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  27,412
  U.S. Government                                       5,084

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                            $ -
     Undistributed net investment income (loss)              1
     Undistributed net realized capital gains (loss)        (1)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $  -
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                 107
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   756
                                                    =======
     Undistributed Long-term Capital Gains          $   345
                                                    =======
     Capital Loss Carryforward                      $     -
                                                    =======
     Post October Loss                              $     -
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $ 6,532
                                                    =======

The capital loss carryforward utilized during the period ended December 31, 2003 was $356.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Janus Balanced 14

Janus Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $59,915
                                                    =======
     Unrealized Appreciation                        $ 6,803
     Unrealized (Depreciation)                         (271)
                                                    -------
     Net Unrealized Appreciation (Depreciation)     $ 6,532
                                                    =======

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                               Janus Balanced 15

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Janus Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Janus Balanced 16

Janus Global

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
As 2003 began, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key-lending rate by a half-point to 2%, the third reduction since December, 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar weakened against a number of foreign currencies, most notably the euro and Japanese Yen, which remained a source of volatility despite the brighter economic outlook.

Turning to individual countries, Japan joined other industrialized markets in a broad recovery as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., the NASDAQ Composite Index led a strong recovery that came as welcome relief after three years of persistent losses. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher.

PERFORMANCE
For the year ended December 31, 2003, Janus Global returned 22.72%. By comparison its benchmark, the Morgan Stanley Capital International World Index returned 33.76%.

MANAGER'S OVERVIEW

Q. How did you manage the Portfolio in this environment?

Over the past year, investor focus has swung radically from concerns over global deflation and economic stagnation to widely shared anticipation of strong and globally synchronized economic growth. Not surprisingly, companies with the most to gain in this environment, such as cyclical and technology businesses, performed well. But perhaps more than anything, 2003 was characterized by the massive outperformance of smaller-cap and "lower-quality" stocks such as those with high financial leverage and relatively low returns on equity. Our traditional emphasis on strong franchises with historically high consistency of results was therefore out of synch with investor preferences.

More recently, we have begun to position the portfolio more aggressively. For example, we have actively sought out select technology firms that have emerged from the massive industry shake-out in a stronger competitive position and have looked for firms that are benefiting from growth in new end markets such as digital photography and high-functioning cellular phones. We also increased our weighting in Japan in response to fundamental improvements economically and have increased our exposure to emerging markets in an effort to participate in the enormous economic growth-taking place in areas such as India. One particularly noteworthy theme is our desire to invest in companies with leverage to China's continued development as a world economic power through investments that, for example, utilize its low-cost production base or supply the raw materials that fuel the country's economic engine.

Q. Which individual holdings had the greatest negative impact on performance?

Japanese consumer electronics and media company Sony Corporation was our single biggest detractor followed by Dutch publishing company Wolters Kluwer NV. Hon Hai Precision Industry Co., Ltd., a company that manufactures cable and other connectivity products for personal computers, also slipped. Elsewhere, Swedish lock maker Assa Abloy AB also turned in a disappointing performance while U.S. aerospace and defense contractor General Dynamics Corporation also slipped lower.

Q. Which individual holdings had the greatest positive impact on performance?

Indian industrial conglomerate Reliance Industries Limited ("Reliance"), which produces goods across a wide range of sectors including energy, chemicals and textiles, was our top performer during the year. Reliance has also been successful in its efforts to capitalize on the opportunities presented by India's fast-growing wireless communications market. Swiss pharmaceutical Roche Holding AG ("Roche") also performed well, as did South Korean electronics producer Samsung Electronics Co., Ltd. Meanwhile, U.S.-based Citigroup Inc. gained as global financial markets finally turned higher after a long period of lagging performance. Finally, Bermuda-based conglomerate Tyco International Ltd. rounded out our list of top performers.

Q. Which sectors had the greatest impact on the Portfolio's performance?

Our exposure to the financial services and information technology ("IT") sectors provided the greatest boost to performance as those sectors benefited from a general improvement in worldwide markets. When viewed as a group, however, the strong performance of our individual picks within the technology sector was not enough to keep pace with the rapid rise of the technology stocks represented in our benchmark. That made IT our weakest-performing sector when viewed on a relative basis.

Meanwhile, although no single sector contributed negatively to absolute performance, our investments in the consumer staples, telecommunication services and utilities areas turned in only a modestly positive performance. That, together with our relatively small exposure to these sectors, made them our biggest laggards.

Q. Which countries had the greatest impact on the Portfolio's performance?

The U.S. was by far the largest geographic exposure in the portfolio. That, together with the relatively strong performance of U.S. markets, naturally made the U.S. the single biggest contributor to overall performance. Our exposure to Switzerland, characterized by top-performing holdings such as Roche and UBS Finance (Delaware) LLC, made that country our second biggest contributor. Only two countries detracted from performance during the year, Taiwan and Finland.


/s/ Laurence Chang
Laurence Chang
Portfolio Manager
Janus Capital Management, LLC

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Global 1

Janus Global

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
10-year period of 12/31/93 through 12/31/03

                                   Initial Class                         MSCI

 12/31/93                            $10,000                           $10,000
  3/31/94                              9,759                            10,073
  6/30/94                              9,606                            10,388
  9/30/94                             10,114                            10,623
 12/31/94                             10,025                            10,558
  3/31/95                              9,928                            11,066
  6/30/95                             10,904                            11,553
  9/30/95                             11,825                            12,213
 12/31/95                             12,337                            12,809
  3/31/96                             13,763                            13,345
  6/30/96                             14,839                            13,748
  9/30/96                             15,100                            13,947
 12/31/96                             15,759                            14,602
  3/31/97                             16,492                            14,659
  6/30/97                             18,434                            16,883
  9/30/97                             19,520                            17,382
 12/31/97                             18,714                            16,971
  3/31/98                             22,105                            19,419
  6/30/98                             24,123                            19,831
  9/30/98                             20,139                            17,471
 12/31/98                             24,331                            21,179
  3/31/99                             26,189                            21,953
  6/30/99                             27,714                            23,020
  9/30/99                             28,493                            22,697
 12/31/99                             41,631                            26,546
  3/31/00                             46,961                            26,837
  6/30/00                             42,361                            25,905
  9/30/00                             39,755                            24,622
 12/31/00                             34,327                            23,116
  3/31/01                             28,426                            20,163
  6/30/01                             29,715                            20,723
  9/30/01                             23,550                            17,759
 12/31/01                             26,485                            19,297
  3/31/02                             26,254                            19,380
  6/30/02                             22,986                            17,637
  9/30/02                             18,908                            14,410
 12/31/02                             19,593                            15,526
  3/31/03                             17,955                            14,759
  6/30/03                             20,828                            17,304
  9/30/03                             21,394                            18,159
 12/31/03                             24,148                            20,768

*Inception 12/03/1992.

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                 From        Inception
                     1 year        5 years       10 years     Inception*       Date
                  -----------   -------------   ----------   ------------   ----------
Initial Class         22.72%         (0.24)%        9.17%        11.38%      12/3/92
MSCIW(1)              33.76%         (0.39)%        7.58%         8.92%      12/3/92
------                -----          -----          ----         -----       -------
Service Class             -              -             -         24.52%       5/1/03
---------------       -----          -----          ----         -----       -------

NOTES
(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.
Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Global 2

Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)


                                                         Shares               Value
                                                  --------------------   ---------------
COMMON STOCKS (96.5%)
Austria (0.0%)
  Erste Bank der oesterreichischen
    Sparkassen AG                                           1,359        $       168
Bermuda (2.8%)
  Tyco International Ltd. (b)                             678,265             17,974
Brazil (1.5%)
  Companhia Vale do Rio Doce-ADR (b)                      136,415              7,980
  Unibanco-Union of Brazilian Banks
    SA-GDR                                                 65,490              1,634
Canada (1.4%)
  Canadian Natural Resources Ltd. (b)                      54,101              2,737
  EnCana Corporation                                       88,311              3,486
  Suncor Energy Inc.                                      109,401              2,752
China (0.6%)
  China Life Insurance Company
    Limited-H Shares (a)                                4,760,000              3,894
Finland (0.7%)
  Nokia Oyj                                               254,834              4,406
France (4.8%)
  Aventis SA                                               34,556              2,283
  Credit Agricole SA                                      154,567              3,690
  Hermes International                                      3,405                659
  LVMH Moet Hennessy Louis Vuitton SA                     150,035             10,918
  Sanofi-Synthelabo                                        95,317              7,176
  Total Fina Elf SA                                        31,452              5,846
Germany (1.3%)
  Altana AG                                                43,005              2,596
  Deutsche Telekom AG (a)(b)                              173,187              3,169
  SAP AG                                                   13,791              2,327
Hong Kong (2.3%)
  Cheung Kong (Holdings) Limited                          199,000              1,583
  China Mobile (Hong Kong) Limited                      1,484,770              4,562
  CNOOC Limited                                         2,139,955              4,190
  Sun Hung Kai Properties Limited                         546,000              4,519
India (4.3%)
  Housing Development Finance
    Corporation Limited                                   128,731              1,814
  Infosys Technologies Limited                             52,298              6,384
  Reliance Industries Limited                           1,266,092             15,849
  Tata Iron and Steel Company Limited                     351,510              3,427
Indonesia (0.1%)
  ICICI Bank Limited                                       86,607                562
Ireland (0.4%)
  Anglo Irish Bank Corporation PLC                        160,374              2,530

                                                         Shares               Value
                                                  --------------------   ---------------
Israel (0.9%)
  Check Point Software Technologies, Ltd. (a)(b)          247,910        $     4,170
  Teva Pharmaceutical Industries Ltd.-ADR (b)              32,005              1,815
Italy (1.2%)
  Banca Intesa SpA                                        993,076              3,882
  UniCredito Italiano SpA                                 705,096              3,805
Japan (16.4%)
  Canon Inc.                                              242,000             11,263
  Chugai Pharmaceutical Co., Ltd.                         180,100              2,588
  FANUC LTD                                                32,700              1,958
  Hirose Electric Co., Ltd.                                16,000              1,835
  Honda Motor Co., Ltd.                                   114,700              5,092
  JSR Corporation                                          91,000              2,033
  Kao Corporation                                         214,000              4,351
  Komatsu Ltd.                                          1,020,000              6,469
  Matsushita Electric Works, Ltd. (b)                     235,000              2,111
  Millea Holdings, Inc.                                       221              2,886
  Mitsubishi Corporation                                  145,000              1,536
  Mitsubishi Tokyo Financial Group, Inc.                    1,795             13,996
  Mitsui Sumitomo Insurance Co., Ltd.                     200,000              1,641
  Mizuho Financial Group, Inc. (a)                          1,091              3,307
  NEC Electronics Corporation (a)                          16,100              1,177
  Nikko Cordial Corporation                               616,000              3,430
  Nitto Denko Corporation                                  90,800              4,827
  Nomura Securities Co., Ltd. (The)                       474,000              8,068
  NTT DoCoMo, Inc.                                          1,690              3,830
  Omron Corporation                                       163,400              3,315
  Pioneer Corporation                                     139,900              3,862
  Sumitomo Mitsui Financial Group, Inc. (b)                   556              2,961
  Takeda Chemical Industries, Ltd.                         54,300              2,152
  Tokyo Electron Limited                                   51,900              3,940
  Tokyo Gas Co., Ltd.                                     519,000              1,849
  Toyota Motor Corporation (b)                            109,900              3,710
Mexico (1.6%)
  Grupo Televisa SA de CV-ADR                             184,915              7,371
  Wal-Mart de Mexico SA de CV-Series V                    972,500              2,773
Netherlands (2.6%)
  ING Groep NV                                            168,494              3,929
  Royal Numico NV-CVA (a)                                  79,714              2,202
  STMicroelectronics NV (a)                               381,867             10,354
Russia (2.7%)
  Lukoil Oil Company-ADR (a)                               76,210              7,095
  Mining and Metallurgical Company
    Norilsk Nickel-ADR                                     75,818              4,940
  YUKOS Oil Company-ADR                                   124,754              5,314
Singapore (1.0%)
  DBS Group Holdings Ltd.                                 718,000              6,216


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                   Janus Global 3

Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                     Shares               Value
                                              --------------------   ---------------
South Korea (5.8%)
  Kookmin Bank                                         81,580        $    3,058
  POSCO                                                58,980             8,072
  Samsung Electronics Co., Ltd.                        57,520            21,781
  Shinsegae Co., Ltd.                                   6,860             1,670
  SK Telecom Co., Ltd.                                 15,420             2,576
Sweden (1.1%)
  Atlas Copco AB-A Shares (b)                         124,900             4,470
  Autoliv, Inc.-SDR                                    66,500             2,523
Switzerland (7.9%)
  Credit Suisse Group                                 231,452             8,468
  Givaudan SA-Registered Shares                         5,880             3,052
  Roche Holding AG                                    213,077            21,492
  Serono SA-Class B                                     2,604             1,857
  UBS AG-Registered Shares                            225,389            15,435
Taiwan (3.6%)
  China Steel Corporation                           2,278,000             1,894
  China Steel Corporation-GDR-144A                    133,000             2,209
  Fubon Financial Holding Co., Ltd.                 2,669,000             2,558
  Hon Hai Precision Indusry Co., Ltd.               1,701,000             6,697
  Quanta Computer Inc.                              1,448,100             3,566
  United Microelectronics Corporation (a)           7,196,000             6,175
United Kingdom (9.8%)
  Amdocs Limited (a)                                  149,965             3,371
  British Sky Broadcasting Group PLC (a)              887,088            11,163
  Compass Group PLC                                   934,862             6,358
  HSBC Holdings PLC (a)                             1,000,627            15,724
  Reckitt Benckiser PLC                               180,757             4,089
  Rio Tinto PLC-Registered Shares                     233,352             6,444
  Standard Chartered PLC (a)                          482,083             7,960
  Tesco PLC                                         1,061,984             4,899
  Vedanta Resources PLC (a)                           382,651             2,520
United States (21.7%)
  Amgen Inc. (a)                                       33,720             2,084
  Anthem, Inc. (a)(b)                                 127,140             9,536
  Applied Materials, Inc. (a)                         136,720             3,069
  Bank of New York Company, Inc. (The)                105,015             3,478
  Baxter International Inc.                            75,800             2,313
  Boeing Company (The)                                 46,035             1,940
  CarMax, Inc. (a)(b)                                  68,970             2,133
  Cendant Corporation (a)                             143,990             3,207
  Cisco Systems, Inc. (a)                             456,690            11,094
  Citigroup Inc.                                      347,265            16,856
  Clear Channel Communications, Inc.                   66,530             3,116
  Dell Computer Corporation (a)                        72,050             2,447
  eBay Inc. (a)                                        28,185             1,820
  Hewlett-Packard Company                             157,685             3,622
  InterActiveCorp (a)(b)                               70,295             2,385
  KLA-Tencor Corporation (a)(b)                        71,505             4,195

                                                     Shares               Value
                                              --------------------   ---------------
United States (continued)
  Liberty Media Corporation-Class A (a)               171,331        $    2,037
  McDonald's Corporation                              143,435             3,561
  Medco Health Solutions, Inc. (a)                    124,595             4,235
  Medtronic, Inc.                                     192,040             9,335
  Microsoft Corporation                                79,930             2,201
  Northern Trust Corporation                           40,960             1,901
  Northrop Grumman Corporation (b)                     42,380             4,052
  SanDisk Corporation (a)                              35,880             2,194
  Texas Instruments Incorporated                      151,040             4,438
  Time Warner Inc. (a)                                885,320            15,927
  United Technologies Corporation                      46,485             4,405
  UnitedHealth Group Incorporated                     166,595             9,693
  Walgreen Co.                                          1,890                69
                                                                     ----------
Total Common Stocks (cost: $523,128)
                                                                        614,592
                                                                     ----------


                                             Principal         Value
                                          --------------   ------------
SECURITY LENDING COLLATERAL (7.6%)
Debt (6.1%)
Bank Notes (0.3%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                 $       229      $     229
  Fleet National Bank
    1.00%, due 01/21/2004                         857            857
  National Bank of Commerce
    1.19%, due 04/21/2004                         714            714
Commercial Paper (1.6%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                         429            429
  Delaware Funding Corporation
    1.08%, due 01/07/2004                         285            285
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                         429            429
    1.09%, due 01/13/2004                         286            286
    1.08%, due 02/05/2004                         570            570
  General Electric Capital Corporation
    1.09%, due 01/08/2004                         712            712
    1.09%, due 01/09/2004                         429            429
    1.08%, due 01/16/2004                         569            569
  Govco Incorporated-144A
    1.07%, due 02/05/2004                         713            713
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                         713            713
    1.09%, due 02/06/2004                         713            713
    1.10%, due 02/09/2004                         417            417
  Jupiter Securitization
    Corporation-144A
    1.08%, due 02/02/2004                         713            713
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                         429            429


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                   Janus Global 4

Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                          Principal               Value
                                                   -----------------------   ---------------
Commercial Paper (continued)
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                $       828         $      828
    1.08%, due 02/17/2004                                      1,426              1,426
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                        286                286
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                      1,428              1,428
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         57                 57
    1.08%, due 01/06/2004                                        543                543
Euro Dollar Terms (1.5%)
  Bank of Montreal
    1.06%, due 01/15/2004                                        279                279
    1.06%, due 02/17/2004                                        571                571
  Bank of Scotland
    1.06%, due 04/02/2004                                        429                429
  Citigroup Inc.
    1.10%, due 01/22/2004                                        429                429
    1.09%, due 02/06/2004                                        571                571
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                        286                286
  Den Danske Bank
    1.08%, due 01/20/2004                                      1,428              1,428
    1.02%, due 01/30/2004                                        714                714
  Royal Bank of Canada
    1.05%, due 02/27/2004                                      1,428              1,428
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        857                857
    1.08%, due 01/15/2004                                        286                286
    1.08%, due 01/20/2004                                        143                143
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                        143                143
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        857                857
  Wells Fargo & Company
    1.04%, due 01/30/2004                                      1,143              1,143
Master Notes (0.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                        571                571
    1.14%, due 09/08/2004                                        857                857
  Morgan Stanley
    1.05%, due 06/21/2004                                      1,371              1,371
Medium Term Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                      1,428              1,428
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                        429                429

                                                          Principal               Value
                                                   -----------------------   ---------------
Repurchase Agreements (1.7%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,341 on 01/02/2004            $     3,341         $    3,341
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,541 on 01/02/2004                  4,541              4,541
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,713 on 01/02/2004                  2,713              2,713

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (1.5%)
Money Market Funds (1.5%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           700,666      $     701
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         1,710,729         1,711
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         7,438,813         7,439
                                                                ---------
Total Security Lending Collateral (cost: $48,441)                 48,441
                                                                ---------
Total Investment Securities (cost: $571,569)                    $663,033
                                                                =========
SUMMARY:
  Investments, at value                              104.1 %    $663,033
  Liabilities in excess of other assets               (4.1)%     (28,689)
                                                 ---------      ---------
  Net assets                                         100.0 %    $634,344
                                                 =========      =========


                        FORWARD FOREIGN CURRENCY CONTRACTS:
-----------------------------------------------------------------------------------
                                                     Amount in       Net Unrealized
                        Bought      Settlement      U.S. Dollars      Appreciation
Currency                (Sold)         Date        Bought (Sold)     (Depreciation)
------------------   -----------   ------------   ---------------   ---------------
Canadian Dollar              -     01/02/2004        $       -           $  -
Euro Dollar                405     01/02/2004              504              8
Euro Dollar                 20     01/07/2004               25              0
British Pound             (748)    01/05/2004           (1,331)            (8)
Hong Kong Dollar        (3,549)    01/05/2004             (457)             -
Taiwan Dollar           (6,750)    01/02/2004             (198)             (1)
                                                     ---------           -----
                                                     $  (1,457)          $  (1)
                                                     =========           =====


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Global 5

Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                              Percentage of
                                                Net Assets          Value
                                            -----------------   ------------
INVESTMENTS BY INDUSTRY:
  Commercial Banks                            18.2 %             $ 115,636
  Electronic Components & Accessories          7.3 %                46,814
  Pharmaceuticals                              6.9 %                43,962
  Electronic & Other Electric Equipment        6.1 %                38,802
  Computer & Office Equipment                  5.4 %                34,185
  Chemicals & Allied Products                  5.0 %                32,058
  Oil & Gas Extraction                         4.0 %                25,182
  Insurance                                    3.7 %                23,755
  Metal Mining                                 3.4 %                21,884
  Telecommunications                           3.4 %                21,508
  Computer & Data Processing Services          2.9 %                18,453
  Motion Pictures                              2.5 %                15,927
  Primary Metal Industries                     2.4 %                15,602
  Industrial Machinery & Equipment             2.2 %                14,008
  Medical Instruments & Supplies               1.8 %                11,648
  Security & Commodity Brokers                 1.8 %                11,498
  Automotive                                   1.8 %                11,325
  Radio & Television Broadcasting              1.8 %                11,162
  Beer, Wine & Distilled Beverages             1.7 %                10,917
  Aerospace                                    1.6 %                10,397
  Restaurants                                  1.6 %                 9,919
  Life Insurance                               1.2 %                 7,823
  Real Estate                                  1.0 %                 6,102

                                              Percentage of
                                                Net Assets          Value
INVESTMENTS BY INDUSTRY:                    -----------------   ------------
  Electric Services                            0.8 %             $   5,335
  Business Services                            0.8 %                 4,936
  Food Stores                                  0.8 %                 4,899
  Communications Equipment                     0.7 %                 4,406
  Drug Stores & Proprietary Stores             0.7 %                 4,304
  Instruments & Related Products               0.7 %                 4,195
  Personal Services                            0.5 %                 3,207
  Food & Kindred Products                      0.5 %                 3,052
  Variety Stores                               0.4 %                 2,773
  Petroleum Refining                           0.4 %                 2,752
  Finance                                      0.4 %                 2,558
  Transportation & Public Utilities            0.4 %                 2,385
  Automotive Dealers & Service Stations        0.3 %                 2,133
  Communication                                0.3 %                 2,037
  Rubber & Misc. Plastic Products              0.3 %                 2,033
  Mortgage Bankers & Brokers                   0.3 %                 1,814
  Department Stores                            0.3 %                 1,670
  Wholesale Trade Durable Goods                0.2 %                 1,536
                                             -----               ---------
  Investments, at market value                96.5 %               614,592
  Short-term investments                       7.6 %                48,441
  Liabilities in excess of other assets       (4.1)%               (28,689)
                                             -----               ---------
  Net assets                                 100.0 %             $ 634,344
                                             =====               =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $46,630.
(c) Cash collateral for the Repurchase Agreements, valued at $10,811, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $2,209 or 0.35% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Global 6

Janus Global

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $571,569)
     (including $46,630 of securities loaned)                 $663,033
  Cash                                                          18,096
  Foreign cash (cost: $302)                                        303
  Receivables:
     Investment securites sold                                   4,273
     Interest                                                        5
     Dividends                                                     864
     Dividend reclaims receivable                                  155
     Due from adviser                                              199
  Unrealized appreciation on forward foreign
     currency contracts                                              8
  Other                                                             38
                                                              --------
                                                               686,974
                                                              --------
Liabilities:
  Investment securities purchased                                  649
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  446
     Distribution fees                                               1
     Deferred foreign taxes                                      2,948
  Payable for collateral for securities on loan                 48,441
  Unrealized depreciation on forward foreign
     currency contracts                                              9
  Other                                                            136
                                                              --------
                                                                52,630
                                                              --------
Net Assets                                                    $634,344
                                                              ========
Net Assets Consist of:
  Capital stock, 100,000 shares authorized ($.01 par value)   $    393
  Additional paid-in capital                                   980,690
  Accumulated net investment income (loss)                         (33)
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions             (435,237)
  Net unrealized appreciation (depreciation) on:
     Investment securities (Net of deferred foreign taxes
       of $2,948)                                               88,516
     Translation of assets and liabilities denominated in
       foreign currencies                                           15
                                                              --------
Net Assets                                                    $634,344
                                                              ========
Shares Outstanding:
  Initial Class                                                 39,268
  Service Class                                                     15
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  16.15
  Service Class                                                  16.15

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $     123
  Dividends                                                 11,389
  Income from loaned securities-net                            209
     Less withholding taxes on foreign dividends            (1,054)
                                                         ---------
                                                            10,667
                                                         ---------
Expenses:
  Management and advisory fees                               4,882
  Transfer agent fees                                            2
  Printing and shareholder reports                             204
  Custody fees                                                 548
  Administration fees                                           24
  Legal fees                                                     8
  Auditing and accounting fees                                  13
  Directors fees                                                24
  Other                                                         14
  Service fees:
     Service Class                                               1
                                                         ---------
  Total expenses                                             5,720
                                                         ---------
Net Investment Income (Loss)                                 4,947
                                                         ---------
Net Realized Gain (Loss) from:
  Investment securities                                    (37,384)
  Foreign currency transactions                             (8,072)
                                                         ---------
                                                           (45,456)
                                                         ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities (Net of deferred foreign taxes
     of $2,948)                                            161,851
  Translation of assets and liabilities denominated in
     foreign currencies                                      6,172
                                                         ---------
                                                           168,023
                                                         ---------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                    122,567
                                                         ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 127,514
                                                         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Global 7

Janus Global

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   4,947        $   5,065
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                            (45,456)        (188,454)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                      168,023          (73,753)
                                                    ---------        ---------
                                                      127,514         (257,142)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                          -          (21,431)
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -          (21,431)
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    534,696          196,686
     Service Class                                     20,846                -
                                                    ---------        ---------
                                                      555,542          196,686
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                          -           21,431
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -           21,431
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                   (663,298)        (386,379)
     Service Class                                    (20,771)               -
                                                    ---------        ---------
                                                     (684,069)        (386,379)
                                                    ---------        ---------
                                                     (128,527)        (168,262)
                                                    ---------        ---------
Net increase (decrease) in net assets                  (1,013)        (446,835)
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   635,357        1,082,192
                                                    ---------        ---------
  End of year                                       $ 634,344        $ 635,357
                                                    =========        =========
Accumulated Net Investment Income
  (Loss)                                            $     (33)       $     549
                                                    =========        =========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                     39,422           12,628
     Service Class                                      1,396                -
                                                    ---------        ---------
                                                       40,818           12,628
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                          -            1,498
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -            1,498
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                    (48,446)         (24,921)
     Service Class                                     (1,381)               -
                                                    ---------        ---------
                                                      (49,827)         (24,921)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                          (9,009)         (10,795)
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Global 8

Janus Global

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   13.16     $   0.11        $    2.88      $    2.99
                12/31/2002        18.32         0.09            (4.82)         (4.73)
                12/31/2001        23.97         0.10            (5.57)         (5.47)
                12/31/2000        37.46         0.02            (6.06)         (6.04)
                12/31/1999        23.71        (0.04)           16.42          16.38
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003        12.97        (0.04)            3.22           3.18
--------------- ----------    ---------     --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $       -    $       -     $       -     $   16.15
                     (0.43)           -         (0.43)        13.16
                     (0.18)           -         (0.18)        18.32
                     (0.90)       (6.55)        (7.45)        23.97
                         -        (2.63)        (2.63)        37.46
---------------  ---------    ---------     ---------     ---------
Service Class            -            -             -         16.15
---------------  ---------    ---------     ---------     ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           22.72%       $   634,110       0.94%        0.94%            0.81%           131%
                12/31/2002          (26.02)           635,357       0.92         0.92             0.60             67
                12/31/2001          (22.84)         1,082,192       0.95         0.95             0.50             83
                12/31/2000          (17.55)         1,717,573       0.89         0.89             0.06             82
                12/31/1999           71.10          1,926,210       0.92         0.92            (0.14)            68
--------------- ----------          ------        -----------       ----         ----            -----            ---
Service Class   12/31/2003           24.52                234       1.19         1.19            (0.39)           131
--------------- ----------          ------        -----------       ----         ----            -----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial class-December 3, 1992
       Service class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of net expenses to average net assets is net of fee waivers by the investment adviser, if any, (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Global 9

Janus Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Janus Global ("the Fund"), part of ATSF, began operations on December 3, 1992.

The fund will acquire Templeton Great Companies Global and be renamed Templeton Great Companies Global, effective the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $90 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at the inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Global 10

Janus Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $208 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in India are subject to a 30% governmental short-term capital gains tax. The Indian government has elected to waive the long-term capital gains tax of 10% on equities securities held for longer than one year. This waiver of tax is effective through March of 2007. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities. The amount of short-term capital gains tax that would have been realized if all the India securities were sold at 12/31/2003 was $2,948, a 7 cent (not in thousands) reduction to the funds net asset value per share. If however, the Fund holds the securities for at least one year, no capital gains tax will be realized. At 12/31/2003, there are $129 in carryforward losses available to be offset against future gains.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Global 11

Janus Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

The sub-advisor, Janus Capital Management, LLC, has agreed to a pricing discount based on the aggregate assets that they manage in the ATSF and IDEX mutual funds. The amount of the discount received by the fund at December 31, 2003 was $5.

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $22. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 758,264
  U.S. Government                                        4,243
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  866,701
  U.S. Government                                       13,192

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (2,543)
     Undistributed net investment income (loss)            (5,529)
     Undistributed net realized capital gains (loss)        8,072

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Global 12

Janus Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 21,431
       Long-term capital gains               -
     2003 Distributions paid from:
       Ordinary income                       -
       Long-term capital gains               -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (424,311)
                                                    ===========
     Post October Currency Loss                     $        32
                                                    ===========
     Post October Capital Loss                      $     7,090
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $    87,627
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

  Capital Loss
  Carryforward    Available through
---------------- ------------------
$     181,151    December 31, 2009
      198,150    December 31, 2010
       45,010    December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $575,406
                                                    ========
     Unrealized Appreciation                        $ 97,928
     Unrealized (Depreciation)                       (10,301)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 87,627
                                                    ========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Global 13

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Janus Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                                Janus Global 14

Janus Growth

--------------------------------------------------------------------------------
MARKET ENVIRNOMENT

For the first time since 1999, the major U.S. stock market indices ended the year with gains. The Dow Jones Industrial Average added 28.28% and the broad-based Standard and Poor's 500 Composite Stock Index ("S&P 500") climbed 28.67%. Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the year. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The year began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve Board acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

PERFORMANCE

For the year ended December 31, 2003, Janus Growth returned 31.99%. By comparison its benchmark, the S&P 500, returned 28.67%.

MANAGER'S OVERVIEW

Q. How did you manage the Portfolio in this environment?

Through the first nine months of the year, geopolitical strife, a persistent lack of job creation and a demonstrated lack of willingness by corporations to spend placed the sustainability of the economic recovery very much in question. As a result, we attempted to position the portfolio somewhere in the middle of the spectrum by balancing our position in cyclical stocks we believed were leveraged to a robust economic recovery against more historically consistent growth stocks. More recently, however, a discernable improvement in the labor market has, we believe, suggested that the recovery is on the verge of becoming self-sustaining. That has encouraged us to become somewhat more aggressive, and we have increased the portfolio's exposure toward companies we believe have a greater sensitivity to both capital spending and the market at large.

Q. Which individual holdings had the greatest positive impact on performance?

Biotechnology's Genentech, Inc. was the single biggest contributor to results. Also providing solid gains were a trio of Internet-related companies including web portal Yahoo! Inc., Internet retailer Amazon.com, Inc. and auction site eBay Inc. All three of these companies benefited from a renewed preference for high-growth business models among investors and their status as survivors in the massive shake-out of the technology industry that has taken place over the last several years. Meanwhile, Liberty Media Corporation, which holds a broad collection of media assets spanning both content and distribution, also performed well.

Q. Which individual holdings had the greatest negative impact on performance?

Healthcare software and technology provider Cerner Corporation, which provides integrated systems designed to function across the continuum of patient care, was our biggest disappointment after the company missed its first-quarter earnings target by a substantial margin. Media's Viacom Inc. also detracted from results, as did hospital operator HCA Inc. Meanwhile, cellular phone giant Nokia Oyj gave ground while retailer Kohl's Corporation, a relatively new addition to the portfolio, rounded out our list of detractors.

Q. Which sectors had the greatest impact on the Portfolio's performance?

Although it's possible to view the portfolio's results on a sector-by-sector basis, we would like to reiterate that our focus has always been limited to finding first-rate growth companies -- not making sector bets or chasing industry performance. That said, our holdings in the consumer discretionary area, where we had exposure more than triple that of the S&P 500, was our single most profitable sector. Our healthcare investments also worked to our advantage as we were able to select those companies that outperformed the category as a whole. Meanwhile, our positions in energy and consumer staples were our two weakest performing groups, although consumer staples actually made a positive contribution on an absolute basis.


/s/ Edward Keely
Edward Keely
Portfolio Manager
Janus Capital Management, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 1

Janus Growth

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                     Initial Class             S&P 500

12/31/93               $10,000                 $10,000
 3/31/94                 9,516                   9,622
 6/30/94                 8,949                   9,662
 9/30/94                 9,264                  10,133
12/30/94                 9,169                  10,132
 3/31/95                 9,766                  11,117
 6/30/95                11,332                  12,177
 9/30/95                12,844                  13,144
12/31/95                13,490                  13,934
 3/31/96                14,154                  14,682
 6/30/96                15,547                  15,340
 9/30/96                15,813                  15,814
12/31/96                15,913                  17,132
 3/31/97                15,230                  17,592
 6/30/97                17,744                  20,661
 9/30/97                19,432                  22,208
12/31/97                18,705                  22,845
 3/31/98                22,388                  26,029
 6/30/98                25,445                  26,889
 9/30/98                23,899                  24,219
12/31/98                30,764                  29,373
 3/31/99                36,034                  30,836
 6/30/99                36,828                  33,009
 9/30/99                36,911                  30,950
12/31/99                49,121                  35,553
 3/31/00                54,385                  36,368
 6/30/00                48,157                  35,404
 9/30/00                47,773                  35,061
12/31/00                34,905                  32,319
 3/31/01                26,249                  28,490
 6/30/01                29,323                  30,156
 9/30/01                19,964                  25,732
12/31/01                25,061                  28,481
 3/31/02                24,009                  28,560
 6/30/02                19,358                  24,735
 9/30/02                16,403                  20,465
12/31/02                17,562                  22,189
 3/31/03                18,076                  21,489
 6/30/03                20,640                  24,797
 9/30/03                20,878                  25,453
12/31/03                23,180                  28,550


*Inception 10/02/1986.

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                 From        Inception
                     1 year        5 years       10 years     Inception*       Date
                  -----------   -------------   ----------   ------------   ----------
Initial Class         31.99%         (5.50)%        8.77%        12.58%      10/2/86
S&P 500(1)            28.67%         (0.57)%       11.06%        12.20%      10/2/86
---------------       -----          -----         -----         -----       -------
Service Class             -              -             -         21.43%       5/1/03
---------------       -----          -----         -----         -----       -------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 2

Janus Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  -------------------   -----------------
COMMON STOCKS (90.0%)
Air Transportation (1.3%)
  FedEx Corporation                                      327,060        $    22,077
Amusement & Recreation Services (2.3%)
  Mandalay Resort Group (b)                              884,515             39,557
Automotive Dealers & Service Stations (1.5%)
  Advance Auto Parts, Inc. (a)(b)                        320,430             26,083
Beer, Wine & Distilled Beverages (0.9%)
  LVMH Moet Hennessy Louis Vuitton SA                    199,746             14,533
Business Services (7.6%)
  Clear Channel Communications, Inc. (b)               1,965,535             92,046
  eBay Inc. (a)                                          564,290             36,447
Chemicals & Allied Products (1.3%)
  Procter & Gamble Company (The)                         216,055             21,580
Commercial Banks (4.9%)
  Citigroup Inc.                                         551,220             26,756
  MBNA Corporation                                     1,673,560             41,588
  Northern Trust Corporation                             333,850             15,497
Communication (4.7%)
  Liberty Media Corporation-Class A (a)                6,690,937             79,555
Communications Equipment (1.6%)
  Avaya Inc. (a)                                         840,005             10,870
  Nokia Oyj-ADR                                          913,395             15,528
Computer & Data Processing Services (8.9%)
  Check Point Software Technologies, Ltd. (a)(b)       1,017,875             17,121
  Electronic Arts Inc. (a)(b)                            796,410             38,052
  VERITAS Software Corporation (a)                       698,420             25,953
  Yahoo! Inc. (a)                                      1,542,015             69,653
Computer & Office Equipment (4.1%)
  Cisco Systems, Inc. (a)                              1,974,790             47,968
  Lexmark International Group, Inc. (a)                  269,800             21,217
Department Stores (1.5%)
  Kohl's Corporation (a)                                 579,860             26,059
Electronic Components & Accessories (4.8%)
  Intel Corporation                                      800,850             25,787
  Maxim Integrated Products                              629,971             31,373
  Xilinx, Inc. (a)                                       630,272             24,417
Food Stores (1.0%)
  Krispy Kreme Doughnuts, Inc. (a)(b)                    467,045             17,094
Hotels & Other Lodging Places (2.2%)
  Marriott International, Inc.-Class A                   415,590             19,200
  Starwood Hotels & Resorts Worldwide, Inc.              491,770             17,689
Instruments & Related Products (1.7%)
  Alcon, Inc.                                            168,855             10,222
  Teradyne, Inc. (a)                                     740,170             18,837

                                                         Shares               Value
                                                  -------------------   -----------------
Insurance (3.8%)
  UnitedHealth Group Incorporated                      1,111,685        $    64,678
Manufacturing Industries (2.1%)
  International Game Technology                        1,020,285             36,424
Medical Instruments & Supplies (6.9%)
  Biomet, Incorporated                                   535,310             19,491
  Boston Scientific Corporation (a)(b)                   310,560             11,416
  Medtronic, Inc.                                      1,790,760             87,049
Paper & Allied Products (1.1%)
  3M Company                                             223,325             18,989
Personal Credit Institutions (1.0%)
  SLM Corporation                                        457,930             17,255
Personal Services (1.7%)
  Cendant Corporation (a)                              1,305,185             29,066
Pharmaceuticals (15.2%)
  Amgen Inc. (a)                                         916,165             56,619
  Celgene Corporation (a)                                384,015             17,288
  Forest Laboratories, Inc. (a)                          924,940             57,161
  Genentech, Inc. (a)                                    679,250             63,557
  Genzyme Corporation-General Division (a)               416,660             20,558
  Roche Holding AG                                       251,445             25,362
  Teva Pharmaceutical Industries Ltd.-ADR (b)            319,958             18,145
Restaurants (1.5%)
  McDonald's Corporation                               1,037,020             25,749
Retail Trade (4.6%)
  Amazon.com, Inc. (a)(b)                                688,695             36,253
  Staples, Inc. (a)                                    1,196,355             32,660
  Tiffany & Co.                                          219,305              9,913
Security & Commodity Brokers (0.8%)
  Legg Mason, Inc.                                       186,150             14,367
U.S. Government Agencies (1.0%)
  Fannie Mae (b)                                         217,540             16,329
                                                                        -----------
Total Common Stocks (cost: $1,227,954)                                    1,531,088
                                                                        -----------


                                  Principal           Value
                               ---------------   --------------
SECURITY LENDING COLLATERAL (7.2%)
Debt (5.7%)
Bank Notes (0.3%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004      $        577      $       577
  Fleet National Bank
    1.00%, due 01/21/2004             2,165            2,165
  National Bank of Commerce
    1.19%, due 04/21/2004             1,804            1,804
Commercial Paper (1.5%)
  Compass Securitization-144A
    1.08%, due 01/22/2004             1,082            1,082


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 3

Janus Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                            Principal                Value
                                                    ------------------------   -----------------
Commercial Paper (continued)
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                 $         719        $       719
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                         1,082              1,082
    1.09%, due 01/13/2004                                           722                722
    1.08%, due 02/05/2004                                         1,440              1,440
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                         1,799              1,799
    1.09%, due 01/09/2004                                         1,082              1,082
    1.08%, due 01/16/2004                                         1,437              1,437
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                         1,802              1,802
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                         1,801              1,801
    1.09%, due 02/06/2004                                         1,801              1,801
    1.10%, due 02/09/2004                                         1,052              1,052
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                         1,801              1,801
  Liberty Street Funding
    Company-144A
    1.08%, due 01/20/2004                                         1,082              1,082
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                         2,091              2,091
    1.08%, due 02/17/2004                                         3,601              3,601
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                           722                722
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                         3,608              3,608
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                           144                144
    1.08%, due 01/06/2004                                         1,371              1,371
Euro Dollar Terms (1.4%)
  Bank of Montreal
    1.06%, due 01/15/2004                                           705                705
    1.06%, due 02/17/2004                                         1,443              1,443
  Bank of Scotland
    1.06%, due 04/02/2004                                         1,082              1,082
  Citigroup Inc.
    1.10%, due 01/22/2004                                         1,082              1,082
    1.09%, due 02/06/2004                                         1,443              1,443
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                           722                722
  Den Danske Bank
    1.08%, due 01/20/2004                                         3,608              3,608
    1.02%, due 01/30/2004                                         1,804              1,804
  Royal Bank of Canada
    1.05%, due 02/27/2004                                         3,608              3,608

                                                            Principal                Value
                                                    ------------------------   -----------------
Euro Dollar Terms (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                 $       2,165        $     2,165
    1.08%, due 01/15/2004                                           722                722
    1.08%, due 01/20/2004                                           361                361
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                           361                361
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                         2,165              2,165
  Wells Fargo & Company
    1.04%, due 01/30/2004                                         2,886              2,886
Master Notes (0.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                         1,443              1,443
    1.14%, due 09/08/2004                                         2,165              2,165
  Morgan Stanley
    1.05%, due 06/21/2004                                         3,464              3,464
Medium Term Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                         3,608              3,608
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                         1,082              1,082
Repurchase Agreements (1.5%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $8,442 on 01/02/2004                     8,442              8,442
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at$11,473 on 01/02/2004                    11,473             11,473
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,855 on 01/02/2004                     6,855              6,855

                                                   Shares           Value
                                              ---------------   -------------
Investment Companies (1.5%)
Money Market Funds (1.5%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                       1,769,756        $     1,770
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                       4,320,990              4,321
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                      18,789,093             18,789
                                                                -----------
Total Security Lending Collateral (cost: $122,354)                  122,354
                                                                -----------
Total Investment Securities (cost: $1,350,308)                  $ 1,653,442
                                                                ===========
SUMMARY:
  Investments, at value                             97.2%       $ 1,653,442
  Other assets in excess of liabilities              2.8%            47,082
                                              ----------        -----------
  Net assets                                       100.0%       $ 1,700,524
                                              ==========        ===========



The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 4

Janus Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $118,012.
(c) Cash collateral for the Repurchase Agreements, valued at $27,306, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 5

Janus Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $1,350,308)
     (including $118,012 of securities loaned)                 $1,653,442
  Cash                                                            170,439
  Receivables:
     Investment securites sold                                      1,210
     Interest                                                          37
     Dividends                                                      1,086
     Dividend reclaims receivable                                      11
  Other                                                               124
                                                               ----------
                                                                1,826,349
                                                               ----------
Liabilities:
  Investment securities purchased                                   2,072
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   1,191
     Distribution fees                                                  1
  Payable for collateral for securities on loan                   122,354
  Other                                                               207
                                                               ----------
                                                                  125,825
                                                               ----------
Net Assets                                                     $1,700,524
                                                               ==========
Net Assets Consist of:
  Capital stock, 850,000 shares authorized ($.01 par value)    $      563
  Additional paid-in capital                                    2,385,669
  Undistributed net investment income                                   -
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                (988,843)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                        303,134
     Translation of assets and liabilities denominated in
       foreign currencies                                               1
                                                               ----------
Net Assets                                                     $1,700,524
                                                               ==========
Shares Outstanding:
  Initial Class                                                    56,277
  Service Class                                                        27
Net Asset Value and Offering Price Per Share:
  Initial Class                                                $    30.20
  Service Class                                                     30.15

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $     505
  Dividends                                                  7,189
  Income from loaned securities-net                            118
     Less withholding taxes on foreign dividends               (72)
                                                         ---------
                                                             7,740
                                                         ---------
Expenses:
  Management and advisory fees                              11,497
  Transfer agent fees                                            2
  Printing and shareholder reports                             272
  Custody fees                                                 137
  Administration fees                                           20
  Legal fees                                                    18
  Auditing and accounting fees                                  15
  Directors fees                                                51
  Other                                                         29
  Service fees:
     Service Class                                               1
                                                         ---------
  Total expenses                                            12,042
                                                         ---------
Net Investment Income (Loss)                                (4,302)
                                                         ---------
Net Realized Gain (Loss) from:
  Investment securities                                    (72,277)
  Foreign currency transactions                                (22)
                                                         ---------
                                                           (72,299)
                                                         ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                    475,137
  Translation of assets and liabilities denominated in
     foreign currencies                                          1
                                                         ---------
                                                           475,138
                                                         ---------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                    402,839
                                                         ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 398,537
                                                         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 6

Janus Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ---------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $    (4,302)      $    (4,726)
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                               (72,299)         (283,393)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translations                                        475,138          (259,319)
                                                     -----------       -----------
                                                         398,537          (547,438)
                                                     -----------       -----------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                             -                 -
     Service Class                                             -                 -
                                                     -----------       -----------
                                                               -                 -
                                                     -----------       -----------
  From net realized gains:
     Initial Class                                             -                 -
     Service Class                                             -                 -
                                                     -----------       -----------
                                                               -                 -
                                                     -----------       -----------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                       180,078            91,681
     Service Class                                           814                 -
                                                     -----------       -----------
                                                         180,892            91,681
                                                     -----------       -----------
  Proceeds from fund acquisition:
     Initial Class                                       246,159                 -
     Service Class                                             -                 -
                                                     -----------       -----------
                                                         246,159                 -
                                                     -----------       -----------
  Dividends and distributions reinvested:
     Initial Class                                             -                 -
     Service Class                                             -                 -
                                                     -----------       -----------
                                                               -                 -
                                                     -----------       -----------
  Cost of shares redeemed:
     Initial Class                                      (234,533)         (327,289)
     Service Class                                           (71)                -
                                                     -----------       -----------
                                                        (234,604)         (327,289)
                                                     -----------       -----------
                                                         192,447          (235,608)
                                                     -----------       -----------
Net increase (decrease) in net assets                    590,984          (783,046)
                                                     -----------       -----------
Net Assets:
  Beginning of year                                    1,109,540         1,892,586
                                                     -----------       -----------
  End of year                                        $ 1,700,524       $ 1,109,540
                                                     ===========       ===========
Undistributed Net Investment Income
  (Loss)                                             $        -        $         -
                                                     ===========       ===========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ---------------
Share Activity:
  Shares issued:
     Initial Class                                       6,871               3,446
     Service Class                                          29                   -
                                                     ---------         -----------
                                                         6,900               3,446
                                                     ---------         -----------
  Shares issued-on fund acquisition:
     Initial Class                                       9,914                   -
     Service Class                                           -                   -
                                                     ---------         -----------
                                                         9,914                   -
                                                     ---------         -----------
  Shares issued-reinvested from distributions:
     Initial Class                                           -                   -
     Service Class                                           -                   -
                                                     ---------         -----------
                                                             -                   -
                                                     ---------         -----------
  Shares redeemed:
     Initial Class                                      (9,012)            (12,900)
     Service Class                                          (2)                  -
                                                     ---------         -----------
                                                        (9,014)            (12,900)
                                                     ---------         -----------
Net increase (decrease) in shares
  outstanding                                            7,800              (9,454)
                                                     =========         ===========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 7

Janus Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   22.88    $   (0.08)       $     7.40     $     7.32
                12/31/2002        32.65        (0.09)            (9.68)         (9.77)
                12/31/2001        47.34        (0.12)           (13.24)        (13.36)
                12/31/2000        78.00        (0.14)           (21.10)        (21.24)
                12/31/1999        59.94        (0.04)            34.02          33.98
--------------- ----------    ---------    ---------        ----------     ----------
Service Class   12/31/2003        24.83        (0.08)             5.40           5.32
--------------- ----------    ---------    ---------        ----------     ----------

                  For a share outstanding throughout each period (a)
                ------------------------------------------------------
                              Distributions
                -----------------------------------------
                                                            Net Asset
                  From Net     From Net                      Value,
                 Investment    Realized        Total           End
                   Income        Gains     Distributions    of Period
                ------------ ------------ --------------- ------------
Initial Class    $       -    $        -    $        -     $   30.20
                         -             -             -         22.88
                         -         (1.33)        (1.33)        32.65
                     (0.10)        (9.32)        (9.42)        47.34
                     (1.17)       (14.75)       (15.92)        78.00
---------------  ---------    ----------    ----------     ---------
Service Class            -             -             -         30.15
---------------  ---------    ----------    ----------     ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           31.99%       $ 1,699,707       0.84%        0.84%           (0.30)%      64%
                12/31/2002          (29.92)         1,109,540       0.86         0.86            (0.33)       68
                12/31/2001          (28.20)         1,892,586       0.89         0.89            (0.33)       60
                12/31/2000          (28.94)         2,957,087       0.82         0.82            (0.18)       49
                12/31/1999           59.67          4,141,240       0.82         0.82            (0.05)       71
--------------- ----------          ------        -----------       ----         ----            -----        --
Service Class   12/31/2003           21.43                817       1.10         1.10            (0.56)       64
--------------- ----------          ------        -----------       ----         ----            -----        --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-October 2, 1986
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Janus Growth 8

Janus Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Janus Growth ("the Fund"), part of ATSF, began operations on October 2, 1986.

On May 1, 2003, the Fund acquired all the net assets of Janus Growth II pursuant to a plan of reorganization approved by shareholders of Janus Growth II on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 9,914 shares of the Fund for the 6,961 shares of Janus Growth II outstanding on April 30, 2003. Janus Growth II's net assets at that date $246,159, including $4,068 of unrealized depreciation were combined with those of the Fund, resulting in combined net assets of $1,411,921.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $248 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $51 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                                 Janus Growth 9

Janus Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, if any, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit of 1.00% through April 30, 2003. Subsequent to May 1, 2003, the operating expense limit was reduced to 0.85%. The combined expense limit for the year ended December 31, 2003,was 0.90%.

The sub-advisor, Janus Capital Management, LLC, has agreed to a pricing discount based on the aggregate assets that they manage in the ATSF and IDEX mutual funds. The amount of the discount received by the fund at December 31, 2003 was $14.

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Growth 10

Janus Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $58. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 810,764
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  857,092
  U.S. Government                                        8,315

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ 82,697
     Undistributed net investment income (loss)            4,302
     Undistributed net realized capital gains (loss)     (86,999)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (974,092)
                                                    ===========
     Post October Currency Loss                     $         1
                                                    ===========
     Post October Capital Loss                      $    10,044
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $   298,427
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

  Capital Loss
  Carryforward    Available through
---------------- ------------------
$     599,605    December 31, 2009
      293,625    December 31, 2010
       80,862    December 31, 2011

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                                Janus Growth 11

Janus Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

As part of the Fund's acquisition of Janus Growth II, the fund obtained a net capital loss carryforward of approximately $356,488 from Janus Growth II. Utilization of this carry over is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the carry over available.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                       $1,355,015
                                                  ==========
     Unrealized Appreciation                      $  326,401
     Unrealized (Depreciation)                       (27,974)
                                                  ----------
     Net Unrealized Appreciation (Depreciation)   $  298,427
                                                  ==========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Growth 12

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Janus Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Janus Growth 13

Jennison Growth

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
The gross domestic product ("GDP") growth reported for the third quarter jumped 8.2%, the biggest gain in nearly two decades. Consumer spending, spurred by tax cuts and low interest rates, provided the bulk of growth, however, business investment also rose sharply. Real business fixed investment, led by outlays for equipment and software, had its largest gain since early 2000, adding to GDP. Surging final sales depleted inventories further in the third quarter lowering the inventory to sales ratio, ex-automobiles, to near record lows. Rising new order backlog and exceptional strength in the production components of regional and national manufacturing surveys indicate the process of restocking and greater capital spending is well underway. We believe the GDP growth will be around 4% in the fourth quarter.

Meaningful job creation is still a hurdle for the economy. Continuing unemployment claims are falling and temporary employment has been steadily increasing, however, the overall unemployment level remains high. We have argued that, for most of the recovery, tight cost controls and impressive productivity growth lie at the heart of companies' ability to expand margins. We believe further operating leverage should be driven by revenue growth amidst accelerating demand. As output increases and cash flows build, we anticipate firms that have been holding back on adding inputs, particularly labor, will reverse course. Therefore, the outsized gain in GDP in the second half of 2003 should induce renewed hiring and inventory building. This should increase businesses' contribution to growth in 2004.

PERFORMANCE
For the year ended December 31, 2003, Jennison Growth returned 28.77%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index returned 28.67%.

STRATEGY REVIEW
Information technology stocks contributed significantly to the portfolio's return, led by our emphasis in semiconductor and semiconductor equipment stocks including Intel Corporation, Texas Instruments Incorporated and KLA-Tencor Corporation. Among our other technology holdings, Cisco Systems, Inc. was a notable contributor. So far, earnings growth for many of our holdings in this area is primarily a result of cost cutting. We believe that as revenue growth accelerates, these companies should demonstrate impressive operating leverage leading to upward earnings revisions and positive earnings surprises.

Healthcare stocks were among the largest contributors to the portfolio's absolute returns. Biotechnology holdings such as Amgen Inc. ("Amgen") and Genentech, Inc. ("Genentech") advanced on the back of a stream of encouraging product developments. We favor Amgen and expect strong demand for the company's existing multi-billion dollar product portfolio, which should generate robust earnings and sales growth in markets that are largely under penetrated. Genentech has an impressive pipeline of potential medicines, some of which have passed important regulatory milestones. We believe the company's exceptional cancer franchise and continued success of its current product line should generate earnings and revenue growth acceleration. Within pharmaceuticals, AstraZeneca PLC and Teva Pharmaceuticals Industries Ltd. also helped returns.

The portfolio's financial holdings performed well led by capital markets stocks such as Merrill Lynch & Co., Inc. American Express Company also moved higher alongside an improving outlook for corporate spending and travel as well as favorable developments in the government's Visa/MasterCard antitrust case.

Within the consumer related areas of the portfolio, Starbucks Corporation, and Tiffany & Co. advanced. Holdings such as Harley-Davidson, Inc. and Kohl's Corp.("Kohl's") have offset these returns. We have been disappointed with Kohl's erratic sales growth, poor inventory control and store-level execution. We also anticipate difficult same-store sales comparables over the next several quarters. These concerns led us to eliminate the entire position.

Spiros Segales

Kathleen A. McCarragher

Michael A. Del Balso
Co-Portfolio Managers
Jennison Associates, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 1

Jennison Growth

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 11/18/96 through 12/31/03

                            Initial Class                 S&P 500

11/18/96                      $10,000                     $10,000
12/31/96                       10,060                      10,080
 3/31/97                       10,020                      10,351
 6/30/97                       11,021                      12,156
 9/30/97                       11,651                      13,066
12/31/97                       11,751                      13,442
 3/31/98                       12,741                      15,315
 6/30/98                       12,855                      15,821
 9/30/98                       11,075                      14,250
12/31/98                       12,360                      17,283
 3/31/99                       12,299                      18,143
 6/30/99                       13,240                      19,422
 9/30/99                       12,436                      18,211
12/31/99                       12,952                      20,919
 3/31/00                       12,735                      21,398
 6/30/00                       12,586                      20,831
 9/30/00                       13,120                      20,629
12/31/00                       11,452                      19,016
 3/31/01                        9,551                      16,763
 6/30/01                        9,952                      17,743
 9/30/01                        8,025                      15,140
12/31/01                        9,328                      16,758
 3/31/02                        9,068                      16,804
 6/30/02                        7,559                      14,554
 9/30/02                        6,267                      12,041
12/31/02                        6,461                      13,056
 3/31/03                        6,348                      12,643
 6/30/03                        7,187                      14,590
 9/30/03                        7,504                      14,976
12/31/03                        8,320                      16,798


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                     From        Inception
                     1 year        5 years        Inception        Date
                  -----------   -------------   -------------   ----------
Initial Class         28.77%         (7.61)%         (2.55)%     11/18/96
S&P 500(1)            28.67%         (0.57)%          7.55%      11/18/96
---------------       -----          -----           -----       --------
Service Class             -              -           21.36%        5/1/03
---------------       -----          -----           -----       --------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that firm.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 2

Jennison Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)


                                                           Shares               Value
                                                    --------------------   --------------
COMMON STOCKS (97.9%)
Automotive (0.9%)
  Harley-Davidson, Inc. (b)                                 31,200         $   1,483
Automotive Dealers & Service Stations (0.1%)
  CarMax, Inc. (a)(b)                                        6,800               210
Beverages (0.9%)
  Anheuser-Busch Companies, Inc.                            25,900             1,364
Business Services (2.4%)
  Clear Channel Communications, Inc.                        35,000             1,639
  eBay Inc. (a)                                             33,600             2,170
Chemicals & Allied Products (1.9%)
  Avon Products, Inc.                                       24,500             1,654
  Procter & Gamble Company (The)                            13,600             1,358
Commercial Banks (3.9%)
  Citigroup Inc.                                            78,733             3,822
  State Street Corporation                                  47,400             2,469
Communication (3.5%)
  Hughes Electronics Corporation (a)                        62,729             1,038
  Viacom, Inc.-Class B                                     101,600             4,509
Communications Equipment (0.8%)
  Motorola, Inc.                                            19,700               277
  Nokia Oyj-ADR                                             31,000               527
  QUALCOMM Incorporated                                      8,800               475
Computer & Data Processing Services (8.2%)
  Electronic Arts Inc. (a)                                  31,500             1,505
  Microsoft Corporation                                    178,400             4,913
  PeopleSoft, Inc. (a)                                      57,100             1,302
  SAP AG-ADR (b)                                            70,000             2,909
  Yahoo! Inc. (a)                                           54,300             2,453
Computer & Office Equipment (10.0%)
  Cisco Systems, Inc. (a)                                  224,100             5,443
  Dell Computer Corporation (a)                            109,000             3,702
  EMC Corporation (a)                                      168,500             2,177
  Hewlett-Packard Company                                   70,400             1,617
  International Business Machines Corporation               31,200             2,892
Educational Services (1.0%)
  Apollo Group, Inc.-Class A (a)                            22,900             1,557
Electronic & Other Electric Equipment (2.7%)
  General Electric Company                                 129,500             4,012
  Harman International Industries, Incorporated              4,600               340
Electronic Components & Accessories (8.4%)
  Altera Corporation (a)(b)                                 82,700             1,877
  Analog Devices, Inc.                                      29,100             1,328
  Intel Corporation                                        179,300             5,773
  Marvell Technology Group Ltd. (a)                         10,700               406
  Texas Instruments Incorporated                           141,100             4,146

                                                           Shares               Value
                                                    --------------------   --------------
Food Stores (1.1%)
  Whole Foods Market, Inc. (a)(b)                           27,000         $   1,813
Furniture & Home Furnishings Stores (2.3%)
  Bed Bath & Beyond Inc. (a)                                85,800             3,718
Health Services (0.5%)
  Caremark Rx, Inc. (a)(b)                                  31,300               793
Hotels & Other Lodging Places (0.5%)
  Marriott International, Inc.-Class A                      17,300               799
Industrial Machinery & Equipment (0.6%)
  Applied Materials, Inc. (a)                               44,000               988
Instruments & Related Products (3.7%)
  Agilent Technologies, Inc. (a)                           105,100             3,073
  Alcon, Inc.                                                7,700               466
  KLA-Tencor Corporation (a)                                41,400             2,429
Insurance (1.5%)
  American International Group, Inc.                        37,200             2,466
Lumber & Other Building Materials (1.0%)
  Lowe's Companies, Inc.                                    29,500             1,634
Medical Instruments & Supplies (1.2%)
  Medtronic, Inc.                                           38,900             1,891
Oil & Gas Extraction (4.9%)
  BJ Services Company (a)                                   43,600             1,565
  Schlumberger Limited                                      58,800             3,218
  Total Fina Elf SA-ADR                                     33,000             3,053
Paper & Allied Products (1.0%)
  3M Company                                                19,100             1,624
Pharmaceuticals (16.8%)
  Abbott Laboratories                                        2,700               126
  Allergan, Inc.                                            19,600             1,505
  Amgen Inc. (a)                                            82,900             5,123
  AstraZeneca PLC-ADR (b)                                   39,800             1,926
  Forest Laboratories, Inc. (a)                             14,900               921
  Genentech, Inc. (a)                                       32,800             3,069
  Gilead Sciences, Inc. (a)                                 39,500             2,297
  Medimmune, Inc. (a)                                       39,200               996
  Novartis AG-ADR                                           41,800             1,918
  Pfizer Inc.                                              108,840             3,845
  Roche Holding AG-ADR                                      22,800             2,300
  Teva Pharmaceutical Industries Ltd.-ADR                   48,700             2,762
Radio & Television Broadcasting (1.5%)
  Univision Communications Inc.-Class A (a)                 62,500             2,481
Restaurants (3.2%)
  McDonald's Corporation                                    77,600             1,927
  Starbucks Corporation (a)(b)                              95,500             3,157
Retail Trade (2.0%)
  Tiffany & Co.                                             72,100             3,259


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Jennison Growth 3

Jennison Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                        Shares        Value
                                       --------   ------------
Security & Commodity Brokers (6.2%)
  American Express Company             85,400     $   4,119
  Goldman Sachs Group, Inc. (The)      30,900         3,051
  Merrill Lynch & Co., Inc.            47,400         2,780
Telecommunications (1.4%)
  Vodafone Group PLC-ADR               92,700         2,321
Transportation & Public Utilities (0.9%)
  InterActiveCorp (a)(b)               44,100         1,496
Variety Stores (2.9%)
  Costco Wholesale Corporation (a)     42,900         1,595
  Wal-Mart Stores, Inc.                59,100         3,135
                                                  ---------
Total Common Stocks (cost: $132,223)                156,986
                                                  ---------



                                                          Principal              Value
                                                    ---------------------   ---------------
SECURITY LENDING COLLATERAL (7.7%)
Debt (6.1%)
Bank Notes (0.3%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                 $       58        $      58
  Fleet National Bank
    1.00%, due 01/21/2004                                        219              219
  National Bank of Commerce
    1.19%, due 04/21/2004                                        182              182
Commercial Paper (1.6%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                        109              109
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                         73               73
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                        109              109
    1.09%, due 01/13/2004                                         73               73
    1.08%, due 02/05/2004                                        146              146
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                        182              182
    1.09%, due 01/09/2004                                        109              109
    1.08%, due 01/16/2004                                        145              145
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                        182              182
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        182              182
    1.09%, due 02/06/2004                                        182              182
    1.10%, due 02/09/2004                                        106              106
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        182              182
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                        109              109
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        211              211
    1.08%, due 02/17/2004                                        364              364

                                                          Principal              Value
                                                    ---------------------   ---------------
Commercial Paper (continued)
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                 $       73        $      73
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        365              365
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         15               15
    1.08%, due 01/06/2004                                        139              139
Euro Dollar Terms (1.5%)
  Bank of Montreal
    1.06%, due 01/15/2004                                         71               71
    1.06%, due 02/17/2004                                        146              146
  Bank of Scotland
    1.06%, due 04/02/2004                                        109              109
  Citigroup Inc.
    1.10%, due 01/22/2004                                        109              109
    1.09%, due 02/06/2004                                        146              146
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                         73               73
  Den Danske Bank
    1.08%, due 01/20/2004                                        365              365
    1.02%, due 01/30/2004                                        182              182
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        365              365
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        219              219
    1.08%, due 01/15/2004                                         73               73
    1.08%, due 01/20/2004                                         36               36
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                         36               36
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        219              219
  Wells Fargo & Company
    1.04%, due 01/30/2004                                        292              292
Master Notes (0.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                        146              146
    1.14%, due 09/08/2004                                        219              219
  Morgan Stanley
    1.05%, due 06/21/2004                                        350              350
Medium Term Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        365              365
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                        109              109
Repurchase Agreements (1.7%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $855 on 01/02/2004                      855              855


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                  Jennison Growth 4

Jennison Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                     Principal        Value
                                                    -----------   ------------
Repurchase Agreements (continued)
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,161 on 01/02/2004         $ 1,161      $   1,161
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $693 on 01/02/2004               693            693

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (1.6%)
Money Market Funds (1.6%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           178,922       $     179
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           436,850             437
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         1,899,569           1,900
                                                                 ---------
Total Security Lending Collateral (cost: $12,370)                   12,370
                                                                 ---------
Total Investment Securities (cost: $144,593)                     $ 169,356
                                                                 =========
SUMMARY:
  Investments, at value                              105.6 %     $ 169,356
  Liabilities in excess of other assets               (5.6)%        (8,970)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 160,386
                                                 =========       =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $11,931.
(c) Cash collateral for the Repurchase Agreements, valued at $2,761, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 5

Jennison Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $144,593)
     (including $11,931 of securities loaned)                 169,356
  Cash                                                          4,528
  Receivables:
     Investment securities sold                                   869
     Interest                                                       1
     Dividends                                                     96
  Other                                                            13
                                                             ---------
                                                              174,863
                                                             ---------
Liabilities:
  Investment securities purchased                               1,968
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 122
  Payable for collateral for securities on loan                12,370
  Other                                                            17
                                                             ---------
                                                               14,477
                                                             ---------
Net Assets                                                   $160,386
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    218
  Additional paid-in capital                                  143,049
  Undistributed net investment income (loss)                        -
  Accumulated net realized gain (loss) from investment
     securities                                                (7,644)
  Net unrealized appreciation (depreciation) on investment
     securities                                                24,763
                                                             ---------
Net Assets                                                   $160,386
                                                             =========
Shares Outstanding:
  Initial Class                                                21,823
  Service Class                                                    17
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $   7.34
  Service Class                                                  7.33

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $     28
  Dividends                                              1,378
  Income from loaned securities-net                         17
     Less withholding taxes on foreign dividends           (25)
                                                      --------
                                                         1,398
                                                      --------
Expenses:
  Management and advisory fees                           1,380
  Transfer agent fees                                        2
  Printing and shareholder reports                          12
  Custody fees                                              29
  Administration fees                                       20
  Legal fees                                                 2
  Auditing and accounting fees                              10
  Directors fees                                             6
  Other                                                      5
                                                      --------
  Total expenses                                         1,466
                                                      --------
Net Investment Income (Loss)                               (68)
                                                      --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       13,465
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            31,086
                                                      --------
Net Gain (Loss) on Investment Securities                44,551
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 44,483
                                                      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 6

Jennison Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $    (68)        $     (55)
  Net realized gain (loss) from
     investment securities                              13,465           (10,056)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         31,086            (6,146)
                                                      --------         ---------
                                                        44,483           (16,257)
                                                      --------         ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                      --------         ---------
                                                             -                 -
                                                      --------         ---------
  From net realized gains:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                      --------         ---------
                                                             -                 -
                                                      --------         ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      88,226           102,129
     Service Class                                         114                 -
                                                      --------         ---------
                                                        88,340           102,129
                                                      --------         ---------
  Dividends and distributions reinvested:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                      --------         ---------
                                                             -                 -
                                                      --------         ---------
  Cost of shares redeemed:
     Initial Class                                     (87,571)           (4,979)
     Service Class                                          (4)                -
                                                      --------         ---------
                                                       (87,575)           (4,979)
                                                      --------         ---------
                                                           765            97,150
                                                      --------         ---------
Net increase (decrease) in net assets                   45,248            80,893
                                                      --------         ---------
Net Assets:
  Beginning of year                                    115,138            34,245
                                                      --------         ---------
  End of year                                         $160,386         $ 115,138
                                                      ========         =========
Accumulated Net Investment
  Income (Loss)                                       $      -         $       -
                                                      ========         =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                      15,163            16,796
     Service Class                                          18                 -
                                                      --------         ---------
                                                        15,181            16,796
                                                      --------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                      --------         ---------
                                                             -                 -
                                                      --------         ---------
  Shares redeemed:
     Initial Class                                     (13,541)             (754)
     Service Class                                          (1)                -
                                                      --------         ---------
                                                       (13,542)             (754)
                                                      --------         ---------
Net increase (decrease) in shares
  outstanding                                            1,639            16,042
                                                      ========         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 7

Jennison Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    5.70     $       -        $   1.64       $   1.64
                12/31/2002         8.23         (0.01)          (2.52)         (2.53)
                12/31/2001        10.30         (0.02)          (1.87)         (1.89)
                12/31/2000        12.56          0.20           (1.56)         (1.36)
                12/31/1999        12.22          0.18            0.41           0.59
--------------- ----------    ---------     ----------       --------       --------
Service Class   12/31/2003         6.04         (0.02)           1.31           1.29
--------------- ----------    ---------     ----------       --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $       -    $       -     $       -     $    7.34
                         -            -             -          5.70
                     (0.18)           -         (0.18)         8.23
                     (0.18)       (0.72)        (0.90)        10.30
                     (0.13)       (0.12)        (0.25)        12.56
---------------  ---------    ---------     ---------     ---------
Service Class            -            -             -          7.33
---------------  ---------    ---------     ---------     ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           28.77%        $ 160,265        0.90%        0.90%           (0.04)%          132%
                12/31/2002          (30.74)          115,138        0.99         1.04            (0.10)            68
                12/31/2001          (18.54)           34,245        1.01         1.01            (0.13)            78
                12/31/2000          (11.58)           36,458        0.93         1.00             1.60            166
                12/31/1999            4.79            44,900        0.85         0.91             1.34             48
--------------- ----------          ------         ---------        ----         ----            -----            ---
Service Class   12/31/2003           21.36               121        1.17         1.17            (0.36)           132
--------------- ----------          ------         ---------        ----         ----            -----            ---

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-November 18, 1996
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 8

Jennison Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Jennison Growth ("the Fund"), part of ATSF, began operations as Jennison Growth Portfolio, a part of the Endeavor Series Trust on November 18, 1996. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $7 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 9

Jennison Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $53 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation. The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds):

                                          Net           % of
                                         Assets      Net Assets
                                      -----------   -----------
Asset Allocation-Moderate Growth
  Portfolio                           $ 79,318      49%
Asset Allocation-Growth Portfolio       34,429      21%
                                                    --
                                                    70%
                                                    ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.85% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.99% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                               Jennison Growth 10

Jennison Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $5. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 210,266
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  200,044
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.
Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                            $  (68)
     Undistributed net investment income (loss)                68
     Undistributed net realized capital gains (loss)            -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (4,640)
                                                    ========
     Post October Capital Loss                      $   (459)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 22,216
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     4,640   December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $11,991.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $147,140
                                                    ========
     Unrealized Appreciation                        $ 22,988
     Unrealized (Depreciation)                          (772)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 22,216
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Jennison Growth 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Jennison Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                               Jennison Growth 12

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
In 2003, the Standard and Poor's 500 Composite Stock Index ("S&P 500") soared 28.67%. Investors responded enthusiastically to lower quality, higher beta investments, bidding up price/ earnings multiples for the most beaten- down stocks, particularly in the technology, financial and industrial sectors. On the flip side of this same coin, the stocks of stable, dividend-paying, high-quality companies did not fare as well overall. A benign interest rate environment, supported by steady corporate profit improvement, put a floor on valuation. However, uncertainty surrounding employment growth and consumer spending remained, nagging reminders that potential pitfalls remain in today's euphoric market environment. As for ourselves, we spent the past year wondering when and/or if corporate capital spending would ever kick in to take some of the pressure off consumer spending, which thus far has kept the economic recovery chugging along. The end of the year finished with a real New Year's bang. Instead of the portfolio window dressing that one would expect from a normally quiet December, investors responded to positive economic data, the capture of Saddam Hussein and other good news by driving major indices ever higher.

PERFORMANCE
For the year ended December 31, 2003, J.P. Morgan Enhanced Index returned 28.94%. By comparison its benchmark, the S&P 500 returned 28.67%

STRATEGY REVIEW
For the full year 2003, the portfolio was supported by strong stock selection across a number of sectors. The top contributors were stocks identified by our dividend discount methodology as having strong potential, but low valuations. Examples included Countrywide Credit Industries, Inc. ("Countrywide") and Capital One Financial Corporation in the financial services sector, Guidant Corporation ("Guidant") in the healthcare sector, and PG&E Corporation in the utilities sector. Guidant outperformed its peers on the back of significant market share gains and strong 2004 earnings per share ("EPS") forecast. Countrywide outpaced the company's financial peers as it benefited from various bullish analyst reports, increased 2003 and 2004 earnings guidance, market share gains and continued low interest rates.

On the other hand, an overweight in retailer Kohl's Corp. detracted from results, as it fell on disappointing same-store sales. However, we remain overweight in the stock believing that the company's struggling women's apparel area will show improvement over the next few quarters. We also believe that the company's pricing as a whole will stabilize and that its inventory strategy will be more efficient. An overweight position in media concern Viacom Inc. and an underweight in wireless service provider Nextel Communications, Inc. also detracted from results.


J.P. Morgan Investment Management, Inc.
Portfolio Manager

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 1

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/2/97 through 12/31/03

                            Initial Class                  S&P 500

  5/2/97                      $10,000                     $10,000
 6/30/97                       11,190                      11,083
 9/30/97                       12,010                      11,913
12/31/97                       12,290                      12,255
 3/31/98                       14,060                      13,963
 6/30/98                       14,601                      14,424
 9/30/98                       13,195                      12,992
12/31/98                       16,148                      15,757
 3/31/99                       16,720                      16,542
 6/30/99                       18,281                      17,708
 9/30/99                       17,062                      16,603
12/31/99                       19,079                      19,073
 3/31/00                       19,374                      19,509
 6/30/00                       18,703                      18,992
 9/30/00                       18,343                      18,808
12/31/00                       16,996                      17,338
 3/31/01                       14,985                      15,284
 6/30/01                       16,044                      16,177
 9/30/01                       13,457                      13,804
12/31/01                       14,959                      15,279
 3/31/02                       14,824                      15,321
 6/30/02                       12,643                      13,269
 9/30/02                       10,408                      10,978
12/31/02                       11,281                      11,903
 3/31/03                       10,929                      11,528
 6/30/03                       12,620                      13,302
 9/30/03                       12,869                      13,654
12/31/03                       14,546                      15,316


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                    From       Inception
                     1 year        5 years       Inception       Date
                  -----------   -------------   -----------   ----------
Initial Class         28.94%         (2.07)%        5.78%     5/2/97
S&P 500(1)            28.67%         (0.57)%        6.60%     5/2/97
---------------       -----          -----         -----      ------
Service Class             -              -         22.71%     5/1/03
---------------       -----          -----         -----      ------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of the Endeavor Series Trust.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 2

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                               Principal        Value
                              -----------   ------------
U.S. GOVERNMENT OBLIGATIONS (0.1%)
  U.S. Treasury Note (d)
    3.00%, due 02/29/2004     $   285       $     286
                                            ---------
Total U.S. Government Obligations                 286
(cost: $286)                                ---------


                                                        Shares               Value
                                                 --------------------   ---------------
COMMON STOCKS (99.0%)
Aerospace (1.7%)
  Boeing Company (The)                                      900          $   38
  Lockheed Martin Corporation                            25,400           1,306
  Northrop Grumman Corporation (b)                        5,100             488
  United Technologies Corporation                        22,700           2,151
Amusement & Recreation Services (0.7%)
  Disney (Walt) Company (The)                            65,600           1,530
Apparel & Accessory Stores (0.3%)
  Abercrombie & Fitch Co.-Class A (a)                    15,900             393
  Gap, Inc. (The) (b)                                    17,800             413
Apparel Products (0.5%)
  Cintas Corporation (b)                                  2,100             105
  Jones Apparel Group, Inc.                              29,100           1,025
Automotive (1.0%)
  Ford Motor Company (b)                                 40,600             650
  General Motors Corporation                             11,100             593
  Harley-Davidson, Inc. (b)                              23,700           1,126
  Honeywell International Inc.                              800              27
Beverages (2.5%)
  Coca-Cola Company (The)                               101,200           5,136
  Coca-Cola Enterprises Inc.                              5,300             116
  PepsiCo, Inc.                                          14,000             653
Business Credit Institutions (0.3%)
  CIT Group, Inc.                                        19,700             708
Business Services (1.7%)
  eBay Inc. (a)                                          28,000           1,809
  First Data Corporation                                 54,300           2,231
Chemicals & Allied Products (3.5%)
  Air Products and Chemicals, Inc.                       13,900             734
  du Pont (E.I.) de Nemours and Company                     300              14
  Eastman Chemical Company                               21,800             862
  Praxair, Inc.                                          36,000           1,375
  Procter & Gamble Company (The)                         48,000           4,794
  Rohm and Haas Company                                  10,600             453
Commercial Banks (8.9%)
  Bank of America Corporation                            30,900           2,485
  Citigroup Inc.                                        155,600           7,553
  Compass Bancshares, Inc.                                4,800             189
  Concord EFS, Inc. (a)                                   8,300             123
  First Tennessee National Corporation                    2,100              93

                                                        Shares               Value
                                                 --------------------   ---------------
Commercial Banks (continued)
  FleetBoston Financial Corporation                      23,400          $1,021
  KeyCorp                                                27,400             803
  MBNA Corporation                                       18,000             447
  Mellon Financial Corporation                            7,500             241
  SunTrust Banks, Inc.                                   31,600           2,259
  U.S. Bancorp                                          126,100           3,755
  Wachovia Corporation                                   39,800           1,854
  Wells Fargo & Company                                     400              24
Communication (1.7%)
  Liberty Media Corporation-Class A (a)                  15,000             178
  Viacom, Inc.-Class B                                   83,700           3,716
Communications Equipment (0.8%)
  Lucent Technologies Inc. (a)                           72,100             205
  QUALCOMM Incorporated                                  21,000           1,133
  Tellabs, Inc. (a)                                      55,400             467
Computer & Data Processing Services (4.8%)
  BMC Software, Inc. (a)                                  7,300             136
  Computer Sciences Corporation (a)                      26,600           1,177
  Mercury Interactive Corporation (a)(b)                 19,900             968
  Microsoft Corporation                                 227,800           6,274
  Oracle Corporation (a)                                 58,500             772
  SunGard Data Systems Inc. (a)                          40,600           1,125
  Take-Two Interactive Software, Inc. (a)(b)             13,000             375
  VERITAS Software Corporation (a)                       10,100             375
Computer & Office Equipment (6.1%)
  Cisco Systems, Inc. (a)                               222,900           5,414
  Dell Computer Corporation (a)                          48,900           1,661
  EMC Corporation (a)                                    64,600             835
  Hewlett-Packard Company                               102,800           2,361
  International Business Machines
    Corporation                                          29,600           2,743
  Juniper Networks, Inc. (a)(b)                          18,700             349
  Lexmark International Group, Inc. (a)                   1,600             126
  NCR Corporation (a)                                    23,600             916
  Seagate Technology, Inc. (a)(f)                         8,700              (e)
  Sun Microsystems, Inc. (a)                                700               3
Construction (0.3%)
  Centex Corporation (b)                                  7,200             775
Department Stores (0.8%)
  Federated Department Stores, Inc.                      14,800             698
  Kohl's Corporation (a)                                 25,100           1,128
  May Department Stores Company (The) (b)                 1,000              29
Drug Stores & Proprietary Stores (0.7%)
  CVS Corporation                                        45,800           1,654
Electric Services (1.5%)
  American Electric Power Company, Inc.                  14,500             442
  Edison International (a)                               30,000             658
  Entergy Corporation                                    11,900             680


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 3

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                       Shares               Value
                                                --------------------   ---------------
Electric Services (continued)
  Pinnacle West Capital Corporation                     18,800         $     752
  PPL Corporation                                       18,700               818
  TXU Corp.                                              4,100                97
Electric, Gas & Sanitary Services (1.2%)
  Consolidated Edison, Inc.                              8,700               374
  PG&E Corporation (a)                                  42,200             1,172
  SCANA Corporation                                      3,900               134
  Wisconsin Energy Corporation                           3,400               114
  Xcel Energy Inc.                                      56,200               954
Electronic & Other Electric Equipment (4.1%)
  Cooper Industries, Inc.-Class A                        4,800               278
  Eaton Corporation                                      6,100               659
  General Electric Company                             277,700             8,603
Electronic Components & Accessories (5.0%)
  Altera Corporation (a)(b)                             53,700             1,219
  Analog Devices, Inc.                                  19,800               904
  Intel Corporation                                     89,200             2,872
  Intersil Corporation-Class A                           9,200               229
  Maxim Integrated Products                                100                 5
  Micron Technology, Inc. (a)(b)                        22,100               298
  QLogic Corporation (a)                                 6,300               325
  Texas Instruments Incorporated                        58,600             1,722
  Tyco International Ltd. (b)                           90,900             2,409
  Xilinx, Inc. (a)                                      45,300             1,755
Fabricated Metal Products (0.9%)
  Gillette Company (The)                                59,500             2,185
Food & Kindred Products (2.0%)
  Altria Group, Inc.                                    66,600             3,624
  General Mills, Inc. (b)                                1,000                45
  Kellogg Company                                        7,900               301
  Kraft Foods, Inc.-Class A (b)                          2,700                87
  Sara Lee Corporation                                  25,300               549
Furniture & Fixtures (0.8%)
  Johnson Controls, Inc.                                11,500             1,335
  Lear Corporation                                       7,800               478
Furniture & Home Furnishings Stores (0.2%)
  Bed Bath & Beyond Inc. (a)                             9,400               407
Gas Production & Distribution (0.1%)
  El Paso Corporation (b)                               16,100               132
Health Services (0.3%)
  HCA Inc.                                              17,200               739
Holding & Other Investment Offices (0.3%)
  CarrAmerica Realty Corporation                         6,000               179
  Equity Office Properties Trust                         5,200               149
  Highwoods Properties, Inc.                               500                13
  Mills Corporation (The)                                  300                13
  ProLogis                                              13,900               446

                                                       Shares               Value
                                                --------------------   ---------------
Industrial Machinery & Equipment (1.4%)
  Baker Hughes Incorporated                             13,200         $     425
  Black & Decker Corporation (The)                       2,300               113
  Cooper Cameron Corporation (a)(b)                     15,100               704
  Ingersoll-Rand Company-Class A                         7,300               496
  ITT Industries, Inc.                                   8,700               646
  Novellus Systems, Inc. (a)                            16,700               702
  SPX Corporation (a)(b)                                 2,200               129
Instruments & Related Products (0.7%)
  Agilent Technologies, Inc. (a)                         2,800                82
  Danaher Corporation                                      800                73
  Raytheon Company                                      47,000             1,412
Insurance (5.1%)
  Aetna Inc.                                            15,500             1,047
  Allstate Corporation (The)                            70,700             3,042
  Ambac Financial Group, Inc.                           21,300             1,478
  American International Group, Inc.                    21,200             1,405
  Anthem, Inc. (a)(b)                                   15,400             1,155
  CIGNA Corporation                                     14,800               851
  MBIA, Inc.                                            12,700               752
  St. Paul Companies, Inc. (The) (b)                    11,200               444
  Travelers Property Casualty Corp.-Class A             61,600             1,034
  Travelers Property Casualty Corp.-Class B              3,100                53
  UnitedHealth Group Incorporated                        6,100               355
  UnumProvident Corporation (b)                         21,800               344
  WellPoint Health Networks Inc. (a)                     1,200               116
Insurance Agents, Brokers & Service (0.7%)
  Hartford Financial Services Group, Inc. (The)         26,800             1,582
  MetLife, Inc.                                          4,300               145
Life Insurance (0.2%)
  Protective Life Corporation                            4,400               149
  Torchmark Corporation                                  5,900               269
Lumber & Other Building Materials (1.7%)
  Home Depot, Inc. (The)                                82,700             2,935
  Lowe's Companies, Inc.                                20,700             1,147
Lumber & Wood Products (0.4%)
  Georgia-Pacific Corporation (b)                       10,600               325
  Masco Corporation                                     23,400               641
Manufacturing Industries (0.7%)
  Hasbro Inc.                                           17,300               368
  Mattel, Inc.                                          66,700             1,285
Medical Instruments & Supplies (1.7%)
  Baxter International Inc.                             38,200             1,166
  Boston Scientific Corporation (a)                        200                 7
  Guidant Corporation                                   47,100             2,835
Mortgage Bankers & Brokers (1.0%)
  Countrywide Credit Industries, Inc.                   22,533             1,709
  GreenPoint Financial Corp.                            19,200               678


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               J.P. Morgan Enhanced Index 4

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)


                                                         Shares               Value
                                                  --------------------   ---------------
Motion Pictures (0.8%)
  Fox Entertainment Group, Inc.-Class A (a)               44,100         $   1,286
  Time Warner Inc. (a)                                    37,700               678
Oil & Gas Extraction (2.7%)
  Anadarko Petroleum Corporation                          25,500             1,301
  ConocoPhillips                                          41,300             2,708
  Devon Energy Corporation                                10,500               601
  Dynegy Inc. (a)                                         49,700               213
  Pride International, Inc. (a)(b)                        33,700               628
  Rowan Companies, Inc. (a)(b)                            28,700               665
  Unocal Corporation                                       4,000               147
Paper & Allied Products (0.8%)
  3M Company                                              14,400             1,224
  Bowater Incorporated                                    12,400               574
Personal Credit Institutions (0.4%)
  Capital One Financial Corporation (b)                   16,800             1,030
Personal Services (0.1%)
  Cendant Corporation (a)                                  7,400               165
Petroleum Refining (2.8%)
  ChevronTexaco Corporation                               30,400             2,626
  Exxon Mobil Corporation                                 88,800             3,641
  Valero Energy Corporation                                4,800               222
Pharmaceuticals (9.6%)
  Abbott Laboratories                                     22,000             1,025
  Amgen Inc. (a)                                          45,100             2,787
  Bristol-Myers Squibb Co.                                25,600               732
  Forest Laboratories, Inc. (a)                           24,100             1,489
  Gilead Sciences, Inc. (a)                                8,900               517
  Human Genome Sciences, Inc. (a)                          8,500               113
  Johnson & Johnson                                       37,600             1,942
  Lilly (Eli) and Company                                 38,500             2,708
  Medimmune, Inc. (a)                                     21,400               544
  Merck & Co., Inc.                                       46,500             2,148
  Pfizer Inc.                                            169,100             5,974
  Sepracor Inc. (a)(b)                                    14,600               349
  Wyeth                                                   54,600             2,318
Primary Metal Industries (1.2%)
  Alcoa Inc.                                              44,500             1,691
  United States Steel Corporation (b)                     33,100             1,159
Printing & Publishing (1.3%)
  Gannett Co., Inc.                                       16,600             1,480
  McGraw-Hill Companies, Inc. (The)                        2,800               196
  Scripps (E.W.) Company (The)                             6,100               574
  Tribune Company                                         13,300               686

                                                         Shares               Value
                                                  --------------------   ---------------
Railroads (0.4%)
  Burlington Northern Santa Fe
    Corporation                                              900         $      29
  CSX Corporation                                          2,500                90
  Norfolk Southern Corporation                            20,900               494
  Union Pacific Corporation                                6,000               417
Real Estate (0.1%)
  Rouse Company (The)                                      3,600               169
Restaurants (0.9%)
  McDonald's Corporation                                  50,200             1,246
  YUM! Brands, Inc. (a)                                   24,800               853
Rubber & Misc. Plastic Products (0.5%)
  NIKE, Inc.-Class B                                      18,000             1,232
Savings Institutions (0.4%)
  Washington Mutual, Inc.                                 21,000               843
Security & Commodity Brokers (2.6%)
  Goldman Sachs Group, Inc. (The)                         21,600             2,133
  Legg Mason, Inc.                                         1,800               139
  Merrill Lynch & Co., Inc.                                7,100               416
  Morgan Stanley                                          51,100             2,957
  Schwab (Charles) Corporation (The)                      31,600               374
Telecommunications (3.4%)
  AT&T Wireless Services, Inc. (a)                         1,400                11
  BellSouth Corporation                                   12,000               340
  Nextel Communications, Inc.-Class A (a)                 19,200               539
  Qwest Communications International Inc. (a)             29,800               129
  SBC Communications Inc.                                 94,400             2,461
  Sprint Corporation (PCS Group) (a)(b)                  106,500               599
  Verizon Communications, Inc.                           114,300             4,010
Trucking & Warehousing (0.3%)
  United Parcel Service, Inc.-Class B                      9,300               693
U.S. Government Agencies (1.8%)
  Fannie Mae                                              33,400             2,507
  Freddie Mac                                             29,700             1,732
Variety Stores (2.2%)
  Family Dollar Stores, Inc.                               9,800               352
  Target Corporation                                      29,000             1,114
  Wal-Mart Stores, Inc.                                   71,700             3,804
Water Transportation (0.3%)
  Carnival Corporation (b)                                19,400               771
Wholesale Trade Nondurable Goods (0.1%)
  SYSCO Corporation                                        8,700               324
                                                                         ---------
Total Common Stocks (cost: $203,789)
                                                                           232,343
                                                                         ---------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 5

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                   Principal              Value
                                             ---------------------   ---------------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (0.8%)
  U.S. Treasury Bill
    0.86%, due 03/11/2004                          $    1,176        $   1,174
    0.85%, due 03/18/2004                                 374              373
    0.86%, due 03/18/2004                                 178              178
    0.87%, due 03/25/2004                                  41               41
    0.88%, due 03/25/2004                                   5                5
                                                                     ---------
Total Short-Term U.S. Government Obligations (cost: $1,771)              1,771
                                                                     ---------
SECURITY LENDING COLLATERAL (6.3%)
Debt (5.0%)
Bank Notes (0.2%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                  70               70
  Fleet National Bank
    1.00%, due 01/21/2004                                 261              261
  National Bank of Commerce
    1.19%, due 04/21/2004                                 217              217
Commercial Paper (1.3%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                 130              130
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                  87               87
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                 130              130
    1.09%, due 01/13/2004                                  87               87
    1.08%, due 02/05/2004                                 173              173
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                 217              217
    1.09%, due 01/09/2004                                 130              130
    1.08%, due 01/16/2004                                 173              173
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                 217              217
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                 217              217
    1.09%, due 02/06/2004                                 217              217
    1.10%, due 02/09/2004                                 127              127
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                 217              217
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                 130              130
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                 252              252
    1.08%, due 02/17/2004                                 434              434
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                  87               87

                                                   Principal              Value
                                             ---------------------   ---------------
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                          $      435        $     435
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                  17               17
    1.08%, due 01/06/2004                                 165              165
Euro Dollar Terms (1.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                  85               85
    1.06%, due 02/17/2004                                 174              174
  Bank of Scotland
    1.06%, due 04/02/2004                                 130              130
  Citigroup Inc.
    1.10%, due 01/22/2004                                 130              130
    1.09%, due 02/06/2004                                 174              174
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                  87               87
  Den Danske Bank
    1.08%, due 01/20/2004                                 435              435
    1.02%, due 01/30/2004                                 217              217
  Royal Bank of Canada
    1.05%, due 02/27/2004                                 435              435
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                 261              261
    1.08%, due 01/15/2004                                  87               87
    1.08%, due 01/20/2004                                  43               43
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                  43               43
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                 261              261
  Wells Fargo & Company
    1.04%, due 01/30/2004                                 348              348
Master Notes (0.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                 174              174
    1.14%, due 09/08/2004                                 261              261
  Morgan Stanley
    1.05%, due 06/21/2004                                 417              417
Medium Term Notes (0.2%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                 435              435
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                 130              130


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 6

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal        Value
                                                   -----------   ------------
Repurchase Agreements (1.4%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,017 on 01/02/2004        $ 1,017      $   1,017
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,381 on 01/02/2004          1,381          1,381
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $826 on 01/02/2004              826            826

                                                 Shares          Value
                                              ------------   ------------
Investment Companies (1.3%)
Money Market Funds (1.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                         213,163      $     213
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         520,454            520
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                       2,263,105          2,263
                                                              ---------
Total Security Lending Collateral (cost: $14,737)                14,737
                                                              ---------
Total Investment Securities (cost: $220,583)                  $ 249,137
                                                              =========



SUMMARY:
  Investments, at value                          106.2 %     $ 249,137
  Liabilities in excess of other assets           (6.2)%       (14,471)
                                                 -----       ---------
  Net assets                                     100.0 %     $ 234,666
                                                 =====       =========

                       FUTURES CONTRACTS:
-----------------------------------------------------------------
                                                   Net Unrealized
                             Settlement             Appreciation
                 Contracts      Date      Amount   (Depreciation)
                ----------- ------------ -------- ---------------
S&P 500 Index   8           3/18/2004     $2,137        $85

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $14,144.
(c) Cash collateral for the Repurchase Agreements, valued at $3,289, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, all or a portion of this security is segregated with the custodian to cover open futures contracts. The value of all securities segregated at December 31, 2003, is $286.
(e)  Value is less than $1.
(f) Security value is determined in good faith in accordance with procedures approved by the Fund's Board of Directors. Security is delisted.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 7

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $220,583)
     (including $14,144 of securities loaned)                $249,137
  Cash                                                             51
  Receivables:
     Interest                                                       3
     Dividends                                                    365
  Variation margin                                                  6
  Other                                                            13
                                                             ---------
                                                              249,575
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 155
     Distribution fees                                              1
  Payable for collateral for securities on loan                14,737
  Other                                                            16
                                                             ---------
                                                               14,909
                                                             ---------
Net Assets                                                   $234,666
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    184
  Additional paid-in capital                                  247,681
  Undistributed net investment income (loss)                    1,755
  Accumulated net realized gain (loss) from investment
     and futures contracts                                    (43,593)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                     28,554
     Futures contracts                                             85
                                                             ---------
Net Assets                                                   $234,666
                                                             =========
Shares Outstanding:
  Initial Class                                                18,327
  Service Class                                                    72
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  12.75
  Service Class                                                 12.79

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                              $     28
  Dividends                                                3,309
  Income from loaned securities-net                           10
                                                        --------
                                                           3,347
                                                        --------
Expenses:
  Management and advisory fees                             1,461
  Transfer agent fees                                          2
  Printing and shareholder reports                            37
  Custody fees                                                44
  Administration fees                                         20
  Legal fees                                                   3
  Auditing and accounting fees                                10
  Directors fees                                               7
  Other fees                                                   6
  Service fees:
     Service Class                                             1
                                                        --------
  Total expenses                                           1,591
                                                        --------
Net Investment Income (Loss)                               1,756
                                                        --------
Net Realized Gain (Loss) from:
  Investment securities                                   (2,848)
  Futures contracts                                          359
                                                        --------
                                                          (2,489)
                                                        --------
Net Unrealized Appreciation (Depreciation) on:
  Investment securities                                   52,572
  Futures contracts                                          106
                                                        --------
                                                          52,678
                                                        --------
Net Gain (Loss) on Investments and Futures Contracts      50,189
                                                        --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                       $ 51,945
                                                        ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 8

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   1,756        $   1,047
  Net realized gain (loss) from
     investment securities and futures
     contracts                                         (2,489)         (23,146)
  Net unrealized appreciation
     (depreciation) on investment
     securities and futures contracts                  52,678          (19,206)
                                                    ---------        ---------
                                                       51,945          (41,305)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                     (1,047)            (609)
     Service Class                                          -                -
                                                    ---------        ---------
                                                       (1,047)            (609)
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     55,773           80,485
     Service Class                                      1,170                -
                                                    ---------        ---------
                                                       56,943           80,485
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                      1,047              609
     Service Class                                          -                -
                                                    ---------        ---------
                                                        1,047              609
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (33,157)         (30,700)
     Service Class                                       (322)               -
                                                    ---------        ---------
                                                      (33,479)         (30,700)
                                                    ---------        ---------
                                                       24,511           50,394
                                                    ---------        ---------
Net increase (decrease) in net assets                  75,409            8,480
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   159,257          150,777
                                                    ---------        ---------
  End of year                                       $ 234,666        $ 159,257
                                                    =========        =========
Undistributed Net Investment
  Income (Loss)                                     $   1,755        $   1,048
                                                    =========        =========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                      5,216            7,381
     Service Class                                         98                -
                                                    ---------        ---------
                                                        5,314            7,381
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         94               58
     Service Class                                          -                -
                                                    ---------        ---------
                                                           94               58
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                     (3,010)          (2,798)
     Service Class                                        (26)               -
                                                    ---------        ---------
                                                       (3,036)          (2,798)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                           2,372            4,641
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          J.P. Morgan Enhanced Index 9

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    9.94     $   0.10         $   2.77       $   2.87
                12/31/2002        13.24         0.08            (3.33)         (3.25)
                12/31/2001        15.13         0.06            (1.86)         (1.80)
                12/31/2000        18.16         0.07            (1.99)         (1.92)
                12/31/1999        16.08         0.08             2.78           2.86
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        10.43         0.06             2.31           2.37
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.06)   $       -    $   (0.06)     $   12.75
                     (0.05)           -        (0.05)          9.94
                     (0.09)           -        (0.09)         13.24
                     (0.08)       (1.03)       (1.11)         15.13
                     (0.03)       (0.75)       (0.78)         18.16
---------------  ---------    ---------    ---------      ---------
Service Class        (0.01)           -        (0.01)         12.79
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           28.94%        $ 233,744        0.82%        0.82%            0.91%       52%
                12/31/2002          (24.59)          159,257        0.85         0.85             0.72        56
                12/31/2001          (11.98)          150,777        0.87         0.87             0.43        56
                12/31/2000          (10.92)          156,517        0.87         0.87             0.53        68
                12/31/1999           18.16           153,967        0.78         0.78             0.73        56
--------------- ----------          ------         ---------        ----         ----             ----        --
Service Class   12/31/2003           22.71%              922        1.06%        1.06%            0.74%       52
--------------- ----------          ------         ---------        ----         ----             ----        --

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 2, 1997
       Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f)  Annualized.
(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         J.P. Morgan Enhanced Index 10

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. J.P. Morgan Enhanced Index ("the Fund"), part of ATSF, began operations as Endeavor Enhanced Index Portfolio, a part of the Endeavor Series Trust, on May 2, 1997. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         J.P. Morgan Enhanced Index 11

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.75% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.85% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         J.P. Morgan Enhanced Index 12

J.P. Morgan Enhanced Index

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $8. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 124,257
  U.S. Government                                        1,396
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   99,418
  U.S. Government                                          390

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                             $ (14)
     Undistributed net investment income (loss)                (2)
     Undistributed net realized capital gains (loss)           16

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 609
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                1,048
       Long-term capital gains            -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   1,756
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (39,249)
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  24,290
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
   $     909   December 31, 2008
      13,533   December 31, 2009
      21,375   December 31, 2010
       3,432   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $224,847
                                                    ========
     Unrealized Appreciation                        $ 30,644
     Unrealized (Depreciation)                        (6,350)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 24,290
                                                    ========

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         J.P. Morgan Enhanced Index 13

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of J.P. Morgan Enhanced Index

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Enhanced Index (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         J.P. Morgan Enhanced Index 14

LKCM Strategic Total Return

--------------------------------------------------------------------------------
MARKET ENVIRNOMENT
The recovery in the equity markets which began in the final calendar quarter of 2002 continued in the year ended December, 2003. The markets remained volatile, including a negative return from the Standard and Poor's 500 Composite Stock Index ("S&P 500") in the first quarter. This volatility, though, was considerably less than had been seen over the past three years, and the prevailing direction for equities was decidedly positive from mid-March through year-end. Overall, financial markets were encouraged by reduced uncertainty about Iraq early in the year, fewer corporate accounting scandals, and continued low levels of inflation and interest rates relative to historical levels. In addition, there have been growing indications of an economic rebound in recent months, which bodes well for corporate profit growth in 2004. All ten S&P 500 economic sectors had positive returns in 2003, with the best performers in areas expected to benefit from the expanding economy, such as the technology and industrial sectors.

PERFORMANCE
For the year ended December 31, 2003, LKCM Strategic Total Return returned 22.62%. By comparison, its primary benchmark, the S&P 500 and its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, returned 28.67% and 4.31%, respectively.

STRATEGY REVIEW
The portfolio continued to be guided by Luther King Capital Management's ("LKCM") investment philosophy, which emphasizes diversification across asset classes, and holdings in the best positioned large and medium-capitalized stocks. The equity portion of the portfolio benefited from overweighted positions, compared to the S&P 500, in materials, information technology, and industrials, all of which share sensitivity to recoveries in corporate spending and overall economic activity. Importantly, our individual stock selection remained strong for the year, further testament to LKCM's bottom-up investment discipline and the in-depth fundamental analysis underlying each of our holdings. In the technology sector, exposure to semiconductor companies, Intel Corporation and Texas Instruments Incorporated, was especially profitable. Honeywell International Inc. was a standout contributor in the industrial sector, and our best consumer discretionary investment was The Home Depot, Inc., a long-standing holding in the portfolio. In healthcare, we continue to de-emphasize larger pharmaceutical companies in favor of competitively-advantaged companies in higher growth niche areas of healthcare delivery, and 2003 saw excellent returns from Alcon, Inc. and Teva Pharmaceutical Industries Ltd. Among financials, The Bank of New York Company Inc. and Citigroup Inc. posted outstanding returns as the capital markets stabilized. In addition to equities, fixed income securities continue to provide current income and a cushion against portfolio volatility, although it should be noted that we lowered our exposure to the fixed income sector early in the year. This decision was based on our belief that interest rates would not drop further, and that the equity market provided more attractive investment opportunities. We remain confident in our sector positioning and individual equity holdings entering 2004.


/s/ Luther King, Jr.
Luther King, Jr.


/s/ Scot C. Hollman
Scot C. Hollman
Co-Portfolio Managers
Luther King Capital Management Corporation

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         LKCM Strategic Total Return 1

LKCM Strategic Total Return

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                     Initial Class         S&P 500            LBIGC

 12/31/93              $10,000            $10,000            $10,000
  3/31/94                9,679              9,622              9,797
  6/30/94                9,519              9,662              9,738
  9/30/94               10,062             10,133              9,818
 12/31/94                9,947             10,132              9,807
  3/31/95               10,604             11,117             10,237
  6/30/95               11,107             12,177             10,749
  9/30/95               11,736             13,144             10,926
 12/31/95               12,400             13,934             11,311
  3/31/96               12,977             14,682             11,216
  6/30/96               13,257             15,340             11,287
  9/30/96               13,460             15,814             11,487
 12/31/96               14,259             17,132             11,768
  3/31/97               14,346             17,592             11,755
  6/30/97               16,220             20,661             12,101
  9/30/97               17,200             22,208             12,428
 12/31/97               17,375             22,845             12,694
  3/31/98               18,662             26,029             12,892
  6/30/98               18,522             26,889             13,135
  9/30/98               17,031             24,219             13,725
 12/31/98               19,050             29,373             13,766
  3/31/99               19,497             30,836             13,739
  6/30/99               20,333             33,009             13,685
  9/30/99               19,180             30,950             13,811
 12/31/99               21,349             35,553             13,819
  3/31/00               20,971             36,368             14,026
  6/30/00               20,877             35,404             14,264
  9/30/00               20,739             35,061             14,674
 12/31/00               20,546             32,319             15,217
  3/31/01               19,250             28,490             15,732
  6/30/01               20,146             30,156             15,838
  9/30/01               18,788             25,732             16,567
 12/31/01               20,097             28,481             16,581
  3/31/02               20,041             28,560             16,544
  6/30/02               18,927             24,735             17,132
  9/30/02               17,315             20,465             17,908
 12/31/02               17,976             22,189             18,211
  3/31/03               17,430             21,489             18,486
  6/30/03               19,472             24,797             18,989
  9/30/03               19,973             25,453             18,985
 12/31/03               22,041             28,550             18,996

*Inception 03/01/1993.

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                           From        Inception
                    1 year     5 years     10 years     Inception*       Date
--------------------------------------------------------------------------------
Initial Class       22.62%      2.96 %       8.22%         8.83%        3/1/93
S&P 500(1)          28.67%     (0.57)%      11.06%        10.91%        3/1/93
LBIGC(1)             4.31%      6.65 %       6.63%         6.58%        3/1/93
--------------------------------------------------------------------------------
Service Class           -          -            -         19.16%        5/1/03
--------------------------------------------------------------------------------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 2

LKCM Strategic Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                           Principal      Value
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES (5.4%)
Business Services (0.9%)
  First Data Corporation
    4.70%, due 11/01/2006                                   $ 3,000      $ 3,163
Personal Credit Institutions (1.0%)
  General Electric Capital Corporation
    8.85%, due 04/01/2005                                     3,000        3,254
Printing & Publishing (1.0%)
  Gannett Co., Inc.
    5.50%, due 04/01/2007                                     3,000        3,252
Telecommunications (1.4%)
  ALLTEL Corporation
    7.25%, due 04/01/2004                                     4,500        4,564
Variety Stores (1.1%)
  Wal-Mart Stores, Inc.
    6.55%, due 08/10/2004                                     3,600        3,714
                                                                         -------
Total Corporate Debt Securities (cost: $17,730)                           17,947
                                                                         -------

CONVERTIBLE BONDS (1.4%)
Printing & Publishing (1.4%)
  Tribune Company-PHONES
    2.00%, due 05/15/2029                                        57        4,631
                                                                         -------
Total Convertible Bonds (cost: $7,107)                                     4,631
                                                                         -------

                                                            Shares       Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (3.5%)
Instruments & Related Products (1.5%)
  Raytheon Company (b)                                       94,600    $   5,135
Life Insurance (2.0%)
  Prudential Financial, Inc.-Units                           99,000        6,445
                                                                       ---------
Total Convertible Preferred Stocks (cost: $10,404)                        11,580
                                                                       ---------
COMMON STOCKS (89.2%)
Automotive (1.5%)
  Honeywell International Inc.                              154,000        5,148
Beverages (3.3%)
  Coca-Cola Company (The)                                   121,000        6,141
  PepsiCo, Inc.                                             107,000        4,988
Business Services (3.6%)
  Clear Channel Communications, Inc.                        153,000        7,165
  First Data Corporation                                    121,200        4,980
Chemicals & Allied Products (3.3%)
  Colgate-Palmolive Company                                 108,800        5,445
  du Pont (E.I.) de Nemours and Company                     125,000        5,736
Commercial Banks (10.4%)
  Bank of America Corporation                                59,000        4,745
  Bank of New York Company, Inc. (The)                      160,000        5,299

                                                            Shares       Value
--------------------------------------------------------------------------------
Commercial Banks (continued)
  Citigroup Inc.                                            106,333    $   5,161
  Cullen/Frost Bankers, Inc.                                163,000        6,613
  Mellon Financial Corporation                              188,000        6,037
  Wells Fargo & Company                                     110,000        6,478
Communication (1.6%)
  Viacom, Inc.-Class B                                      120,250        5,337
Communications Equipment (2.4%)
  Harris Corporation (b)                                    139,000        5,275
  Motorola, Inc.                                            189,000        2,659
Computer & Data Processing Services (6.1%)
  Automatic Data Processing, Inc.                           120,000        4,753
  Microsoft Corporation                                     256,000        7,050
  Oracle Corporation (a)                                    360,000        4,752
  SunGard Data Systems Inc. (a)                             139,300        3,860
Computer & Office Equipment (4.4%)
  Cisco Systems, Inc. (a)                                   177,500        4,311
  Dell Computer Corporation (a)                             163,000        5,535
  International Business Machines Corporation                51,000        4,727
Electronic & Other Electric Equipment (1.9%)
  General Electric Company                                  202,000        6,258
Electronic Components & Accessories (5.1%)
  Intel Corporation                                         184,000        5,925
  Texas Instruments Incorporated                            204,000        5,994
  Tyco International Ltd.                                   195,000        5,168
Environmental Services (3.4%)
  Allied Waste Industries, Inc. (a)(b)                      400,000        5,552
  Waste Management, Inc.                                    192,000        5,683
Food & Kindred Products (2.8%)
  Altria Group, Inc.                                         97,000        5,279
  Kraft Foods, Inc.-Class A (b)                             130,000        4,189
Health Services (1.8%)
  Triad Hospitals, Inc. (a)                                 185,700        6,179
Instruments & Related Products (1.6%)
  Alcon, Inc.                                                90,500        5,479
Insurance (1.6%)
  American International Group, Inc.                         78,925        5,231
Lumber & Other Building Materials (1.8%)
  Home Depot, Inc. (The)                                    172,001        6,104
Lumber & Wood Products (1.5%)
  Masco Corporation (b)                                     188,000        5,153
Medical Instruments & Supplies (2.0%)
  Medtronic, Inc.                                           139,400        6,776


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 3

LKCM Strategic Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                             Shares      Value
--------------------------------------------------------------------------------
Oil & Gas Extraction (6.2%)
  Anadarko Petroleum Corporation                            124,000    $   6,325
  EOG Resources, Inc.                                       100,000        4,617
  Schlumberger Limited                                      103,000        5,636
  Unocal Corporation                                        117,000        4,309
Paper & Allied Products (3.1%)
  Kimberly-Clark Corporation                                 95,000        5,614
  Temple-Inland Inc. (b)                                     75,000        4,700
Paper & Paper Products (1.7%)
  Boise Cascade Corporation                                 176,000        5,783
Personal Services (1.1%)
  Block (H&R), Inc. (b)                                      63,400        3,510
Petroleum Refining (3.6%)
  BP PLC-ADR                                                110,000        5,429
  Exxon Mobil Corporation                                   164,600        6,749
Pharmaceuticals (6.4%)
  Abbott Laboratories                                        63,000        2,936
  Pfizer Inc.                                               195,000        6,889
  Schering-Plough Corporation                               169,000        2,939
  Teva Pharmaceutical Industries Ltd.-ADR (b)                81,500        4,622
  Wyeth                                                      91,000        3,863
Savings Institutions (1.7%)
  Charter One Financial, Inc.                               160,000        5,528
Telecommunications (3.5%)
  ALLTEL Corporation                                        129,900        6,051
  Verizon Communications, Inc.                              162,000        5,683
Variety Stores (1.8%)
  Wal-Mart Stores, Inc.                                     112,000        5,942
                                                                       ---------
Total Common Stocks (cost: $250,138)                                     298,290
                                                                       ---------


                                                           Principal     Value
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (0.8%)
  Investor's Bank & Trust Company (d)
   0.72% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,510 on 01/02/2004            $    2,509    $   2,509
                                                                       ---------
Total Short-Term Obligations (cost: $2,509)                                2,509
                                                                       ---------
SECURITY LENDING COLLATERAL (6.3%)
Debt (5.0%)
Bank Notes (0.2%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                       101          101
  Fleet National Bank
    1.00%, due 01/21/2004                                       380          380
  National Bank of Commerce
    1.19%, due 04/21/2004                                       317          317

                                                         Principal     Value
--------------------------------------------------------------------------------
Commercial Paper (1.3%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                $      190   $     190
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                       126         126
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                       190         190
    1.09%, due 01/13/2004                                       127         127
    1.08%, due 02/05/2004                                       253         253
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                       316         316
    1.09%, due 01/09/2004                                       190         190
    1.08%, due 01/16/2004                                       252         252
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                       316         316
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                       316         316
    1.09%, due 02/06/2004                                       316         316
    1.10%, due 02/09/2004                                       185         185
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                       316         316
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                       190         190
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                       367         367
    1.08%, due 02/17/2004                                       632         632
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                       127         127
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                       633         633
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                        25          25
    1.08%, due 01/06/2004                                       241         241
Euro Dollar Terms (1.3%)
  Bank of Montreal
    1.06%, due 01/15/2004                                       124         124
    1.06%, due 02/17/2004                                       253         253
  Bank of Scotland
    1.06%, due 04/02/2004                                       190         190
  Citigroup Inc.
    1.10%, due 01/22/2004                                       190         190
    1.09%, due 02/06/2004                                       253         253
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                       127         127
  Den Danske Bank
    1.08%, due 01/20/2004                                       633         633
    1.02%, due 01/30/2004                                       317         317
  Royal Bank of Canada
    1.05%, due 02/27/2004                                       633         633


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 4

LKCM Strategic Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                          Principal       Value
--------------------------------------------------------------------------------
Euro Dollar Terms (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                $      380    $     380
    1.08%, due 01/15/2004                                       127          127
    1.08%, due 01/20/2004                                        63           63
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                        63           63
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                       380          380
  Wells Fargo & Company
    1.04%, due 01/30/2004                                       507          507
Master Notes (0.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                       253          253
    1.14%, due 09/08/2004                                       380          380
  Morgan Stanley
    1.05%, due 06/21/2004                                       608          608
Medium Term Notes (0.2%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                       634          634
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                       190          190

                                                         Principal       Value
--------------------------------------------------------------------------------
Repurchase Agreements (1.3%) (c)
  Credit Suisse First Boston (USA), Inc.
   1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,483 on 01/02/2004            $    1,483    $   1,483
  Merrill Lynch & Co., Inc.
   1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,016 on 01/02/2004                 2,016        2,016
  Morgan Stanley
   1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,205 on 01/02/2004                 1,205        1,205

                                                             Shares      Value
--------------------------------------------------------------------------------
Investment Companies (1.3%)
Money Market Funds (1.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                                    310,749    $     311
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                                    758,716          759
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                                  3,299,149        3,299
                                                                       ---------
Total Security Lending Collateral (cost: $21,484)                         21,484
                                                                       ---------
Total Investment Securities (cost: $309,372)                           $ 356,441
                                                                       =========
SUMMARY:
  Investments, at value                                       106.6 %  $ 356,441
  Liabilities in excess of other assets                        (6.6)%    (22,223)
                                                          ---------    ---------
  Net assets                                                  100.0 %  $ 334,218
                                                          =========    =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) At December 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at December 31, 2003, of all securities on loan is $20,698.
(c) Cash collateral for the Repurchase Agreements, valued at $4,795, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, repurchase agreements are collateralized by $2,499 Small Business Administration Pool-506370 (4.625%, due 09/25/2016) with a market value and accrued interest of $2,635.

DEFINITIONS:
ADR    American Depositary Receipt
PHONES Participation Hybrid Option Note Exchangeable Securities
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 5

LKCM Strategic Total Return

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $309,372)
     (including $20,698 of securities loaned)                $ 356,441
  Cash                                                              50
  Receivables:
     Interest                                                      306
     Dividends                                                     366
  Other                                                             22
                                                             ---------
                                                               357,185
                                                             ---------
Liabilities:
  Investment securities purchased                                1,206
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  236
  Payable for collateral for securities on loan                 21,484
  Other                                                             41
                                                             ---------
                                                                22,967
                                                             ---------
Net Assets                                                   $ 334,218
                                                             =========
Net Assets Consist of:
  Capital stock, 75,000 shares authorized ($.01 par value)   $     224
  Additional paid-in capital                                   280,852
  Undistributed net investment income (loss)                     4,755
  Undistributed net realized gain (loss) from investment
     securities                                                  1,318
  Net unrealized appreciation (depreciation) on investment
     securities                                                 47,069
                                                             ---------
Net Assets                                                   $ 334,218
                                                             =========
Shares Outstanding:
  Initial Class                                                 22,379
  Service Class                                                     18
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $   14.92
  Service Class                                                  15.27

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                    $  2,311
  Dividends                                                      5,146
  Income from loaned securities-net                                 24
     Less withholding taxes on foreign dividends                   (32)
                                                              --------
                                                                 7,449
                                                              --------
Expenses:
  Management and advisory fees                                   2,523
  Transfer agent fees                                                3
  Printing and shareholder reports                                  80
  Custody fees                                                      33
  Administration fees                                               21
  Legal fees                                                         4
  Auditing and accounting fees                                      10
  Directors fees                                                    12
  Other                                                              7
                                                              --------
  Total expenses                                                 2,693
                                                              --------
Net Investment Income (Loss)                                     4,756
                                                              --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities                7,908
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities                    52,215
                                                              --------
Net Gain (Loss) on Investment Securities                        60,123
                                                              --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                             $ 64,879
                                                              ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 6

LKCM Strategic Total Return

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                    December 31,    December 31,
                                                        2003            2002
                                                    ------------    ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $   4,756       $   8,855
  Net realized gain (loss) from
     investment securities                               7,908          (5,778)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         52,215         (48,566)
                                                      ---------      ---------
                                                        64,879         (45,489)
                                                      ---------      ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                      (8,485)        (11,352)
     Service Class                                           -               -
                                                      ---------      ---------
                                                        (8,485)        (11,352)
                                                      ---------      ---------
  From net realized gains:
     Initial Class                                           -               -
     Service Class                                           -               -
                                                      ---------      ---------
                                                             -               -
                                                      ---------      ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                       7,472          24,717
     Service Class                                         262               -
                                                      ---------      ---------
                                                         7,734          24,717
                                                      ---------      ---------
  Dividends and distributions reinvested:
     Initial Class                                       8,485          11,352
     Service Class                                           -               -
                                                      ---------      ---------
                                                         8,485          11,352
                                                      ---------      ---------
  Cost of shares redeemed:
     Initial Class                                     (64,176)       (105,015)
     Service Class                                          (9)            -
                                                      -----------    ---------
                                                       (64,185)       (105,015)
                                                      ----------     ---------
                                                       (47,966)        (68,946)
                                                      ----------     ---------
Net increase (decrease) in net assets                    8,428        (125,787)
                                                      ----------     ---------
Net Assets:
  Beginning of year                                    325,790         451,577
                                                      ----------     ---------
  End of year                                        $ 334,218      $  325,790
                                                     ==========     ==========
Undistributed Net Investment
  Income (Loss)                                      $   4,755      $    9,790
                                                     ==========     ==========

                                                    December 31,    December 31,
                                                        2003            2002
                                                    ------------    ------------
Share Activity:
  Shares issued:
     Initial Class                                         565           1,792
     Service Class                                          19               -
                                                      ----------     ---------
                                                           584           1,792
                                                      ----------     ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         637             884
     Service Class                                           -               -
                                                      ----------     ---------
                                                           637             884
                                                      ----------     ---------
  Shares redeemed:
     Initial Class                                      (4,894)         (7,904)
     Service Class                                          (1)            -
                                                      -----------    ---------
                                                        (4,895)         (7,904)
                                                      ----------     ---------
Net increase (decrease) in shares
  outstanding                                           (3,674)         (5,228)
                                                      ==========     =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 7

LKCM Strategic Total Return

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
--------------------------------------------------------------------------------------
Initial Class   12/31/2003     $ 12.50       $ 0.20           $ 2.58         $ 2.78
                12/31/2002       14.43         0.31            (1.82)         (1.51)
                12/31/2001       14.90         0.34            (0.66)         (0.32)
                12/31/2000       16.85         0.35            (0.97)         (0.62)
                12/31/1999       16.40         0.34             1.59           1.93
--------------------------------------------------------------------------------------
Service Class   12/31/2003       12.84         0.09             2.37           2.46
--------------------------------------------------------------------------------------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
--------------------------------------------------------------------
Initial Class     $ (0.36)     $     -      $ (0.36)       $ 14.92
                    (0.42)           -        (0.42)         12.50
                    (0.07)       (0.08)       (0.15)         14.43
                    (0.32)       (1.01)       (1.33)         14.90
                    (0.35)       (1.13)       (1.48)         16.85
--------------------------------------------------------------------
Service Class       (0.03)             -        (0.03)       15.27
--------------------------------------------------------------------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
------------------------------------------------------------------------------------------------------------------------
Initial Class   12/31/2003          22.62%         $ 333,939       0.85%        0.85%            1.52%            34%
                12/31/2002         (10.55)           325,790       0.87         0.87             2.28             14
                12/31/2001          (2.18)           451,577       0.89         0.89             2.37             16
                12/31/2000          (3.76)           558,924       0.85         0.85             2.20             52
                12/31/1999          12.07            624,416       0.86         0.86             2.02             45
------------------------------------------------------------------------------------------------------------------------
Service Class   12/31/2003          19.16                279       1.11         1.11             1.00             34
------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Per share information is calculated based on average number of shares outstanding.
(b) The inception dates of the Fund's share classes are as follows: Initial Class-March 1, 1993 Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.
(f) Annualized.

(g) Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 8

LKCM Strategic Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. LKCM Strategic Total Return ("the Fund"), part of ATSF, began operations on March 1, 1993.

The fund will merge into Transamerica Value Balanced effective the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $10 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recov-ering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          LKCM Strategic Total Return 9

LKCM Strategic Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $152 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

     0.80% of the first $250 million of ANA
     0.775% of the next $250 million of ANA
     0.75% of the next $250 million of ANA
     0.70% of the next $250 million of ANA
     0.60% of ANA over $1billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

     Initial Class                    0.15%
     Service Class                    0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         LKCM Strategic Total Return 10

LKCM Strategic Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $11. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 104,328
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  149,091
  U.S. Government                                        3,768

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Additional paid-in capital                         $    -
Undistributed net investment income (loss)         (1,306)
Undistributed net realized capital gain (loss)      1,306

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 11,352
       Long-term capital gains               -
     2003 Distributions paid from:
       Ordinary income                $  8,485
       Long-term capital gains               -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                   $  4,756
                                                     ========
     Undistributed Long-term Capital Gains           $  1,701
                                                     ========
     Capital Loss Carryforward                       $      -
                                                     ========
     Post October Capital Loss                       $   (384)
                                                     ========
     Net Unrealized Appreciation (Depreciation)      $ 47,069
                                                     ========

The capital loss carryforward utilized during the period ended December 31, 2003 was $7,897.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $309,372
                                                    ========
     Unrealized Appreciation                        $ 64,556
     Unrealized (Depreciation)                       (17,487)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 47,069
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         LKCM Strategic Total Return 11

--------------------------------------------------------------------------------

               Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of LKCM Strategic Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Strategic Total Return (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         LKCM Strategic Total Return 12

Marsico Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The New York Times (January 2, 2004) reported 2003 "was the year that almost every stock went up." The Times noted that of the 499 stocks in the Standard and Poor's 500 Composite Stock Index ("S&P 500") that traded for the entire year, 92% had a positive return. Periodically the Standard & Poor's Corporation ("S&P"), which maintains the S&P 500, will make changes to the membership. All ten economic sectors that comprise the S&P 500 Index had a positive return last year -- something that last occurred in calendar year 1997. That was a testament to the breadth of the strength that prevailed in U.S. equity markets last year. The NASDAQ Composite Index, which includes many technology and telecommunications related companies, had a 50.01% rise for the complete year -- a major turnaround from the 31.53% loss it absorbed in 2002. International equities, as represented by the performance of the Morgan Stanley Capital International (EAFE) Index, climbed 39.17% for the full year.

Equity gains in 2003 seemed to be buoyed by several factors: growing evidence that a U.S. economic recovery was taking place, encouraging profit reports from U.S. companies, continued low interest rates, stimulative fiscal policy (e.g., tax cuts, spending increases), and improving business and consumer confidence. While last year's investment result for the Marsico Growth was quite good on an absolute basis, it did modestly trail the S&P 500 performance. To some extent, the portfolio's performance was attributable to it being invested primarily in companies that we consider being high quality in nature. These are companies with characteristics such as: established business franchises, proven business models, good earnings growth, good free cash flow generation, strong balance sheets, strong profit margins, and significant market share in the product(s)/service(s) they provide.

It has been our view that, given the severity of the collapse in share prices of many technology, telecommunications, and Internet companies that occurred in the 2000-2002 period, equity investors would be more likely to favor "quality" companies as opposed to companies that might be considered higher risk in nature. In retrospect, we may have been somewhat off-target in that assessment in 2003.

One way of further examining company "quality" is through stock ratings issued by S&P. S&P rates more than 3,000 U.S. stocks using a letter "grading" system of A to D based on its assessment of the issuing company's overall financial strength. During 2003, S&P's A-rated stocks (i.e., its top-rated companies) gained 30% on average. B-rated stocks rose 57%. C-rated stocks, a category that essentially represents financially distressed companies, surged by a remarkable 118% on average. Finally, D-rated companies, i.e., organizations that have actually defaulted on their debt obligations, were up 44% last year. In other words, the financially weakest companies had the best returns last year.

During 2003, taxes on cash dividends paid by U.S. corporations were considerably reduced. Many observers, including us, thought at the time the reduced taxes were made effective that dividend-paying companies, or organizations that initiated a dividend payment, would be rewarded by investors in the form of higher share prices. Here, too, it would be fair to say our assessment, in hindsight, apparently was somewhat off-the-mark. During 2003, in the S&P 500, according to S&P, stock prices of dividend-paying companies rose, on average, about half as much as companies that did not pay dividends.

Why did the performance of "quality" companies, while having positive returns in 2003, still lag that of companies that, by various objective measures, appeared riskier in nature? One possible answer, was that historically low interest rates in 2003 may have in effect provided a lifeline to financially challenged companies, allowing them to "live another day." Long-term interest rates (measured by the 10-year U.S. Treasury bond) reached 50-year lows in mid-2003 (3.11%) before rising to about 4.40% at year-end 2003 -- still relatively low by historical standards.

PERFORMANCE

For the year ended December 31, 2003, Marsico Growth returned of 26.34%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW

In reviewing the Marsico Growth 2003 investment results, there were a number of significant factors -- both positive and negative -- that impacted performance as compared to the S&P 500.

The portfolio's positions in the pharmaceutical and biotechnology industries within the health care sector gained more than 57% during the year. Throughout much of the year, the portfolio had a substantial position in a biotechnology company, Genentech, Inc., whose stock rose by more than 139% during the year. The company's stock price was buoyed by promising data related to a trial of Avastin, which demonstrated effectiveness in treating colon cancer. Other strong performers for the year were Zimmer Holdings, Inc., UnitedHealth Group Incorporated, and Amgen Inc.

Within the consumer discretionary sector, the portfolio's stock selection in the consumer durables and retailing industries, including Tiffany & Co., Lowes Companies, Inc., Amazon.com,


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 1

Marsico Growth

--------------------------------------------------------------------------------

Inc. and eBay Inc. had a positive impact on performance. Lennar Corporation and Echostar DBS Corporation also contributed to performance.

Other areas that helped the portfolio's performance included strong stock selection in telecommunications sector and underweight positions in the energy, consumer staples, and utilities sectors. For the year, the telecommunications sector in the portfolio gained 80%, led by Nextel Communications, Inc., while the same area in the S&P 500 gained only 7%. Select investments in financial stocks such as Citigroup Inc. performed well during the year.

Several factors negatively impacted performance for the portfolio during the period:

The portfolio's investment results in the financial services sector were less positive than the industry's benchmark performance because of stock selection within the banks and diversified financials industries. While the portfolio's holdings in these two industries collectively generated a strong return of 30% during the period, it significantly lagged the benchmark industry returns of 69%.

All three industries within the industrial sector had a negative affect on performance. Lockheed Martin Corporation and Monster Worldwide, Inc. traded down during the year. Stock selection in the communication services industry was a large detractor for the year. The industry in the portolio lost 21% for the year, while the comparable industry in the S&P 500 gained over 36%.

In contrast to the positive effects of underweights in the energy, consumer staples, and utilities sectors, the portfolio's underweight in materials detracted from performance. The materials sector of the S&P 500 Index gained 38% for the year.

The information technology ("IT") sector had mixed results for the year. While Electronic Arts Inc., Intel Corporation and Cisco Systems, Inc. were among the best performers during the year, Hewlett-Packard Company, Intuit Inc., Nokia Oyj and Microsoft Corporation were among the worst performers.

In addition to the above sector-level factors, certain individual positions had a negative effect on the portfolio. These included HCA Inc., MGM Mirage, and Eli Lilly & Company were among the worst performers for the year.

As of December 31, 2003, the portfolio's investment posture emphasized five sector allocations: health care, IT, financials, industrials, and consumer discretionary.

James A. Hillary

Thomas F. Marsico
Co-Portfolio Managers
Banc of America Capital Management, LLC*

------------------
*Sub-adviser - Banc of America Capital Management, LLC has entered into an agreement with Marsico Capital Management, LLC under which Marsico will provide portfolio management to the portfolio.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 2

Marsico Growth

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/3/99 through 12/31/03

                                Initial Class                       S&P 500

   5/3/99                         $10,000                          $10,000
  6/30/99                          10,360                           10,306
  9/30/99                           9,780                            9,663
 12/31/99                          11,750                           11,100
  3/31/00                          12,000                           11,354
  6/30/00                          11,910                           11,053
  9/30/00                          11,764                           10,946
 12/31/00                          10,808                           10,090
  3/31/01                           9,420                            8,895
  6/30/01                          10,058                            9,415
  9/30/01                           8,437                            8,034
 12/31/01                           9,285                            8,892
  3/31/02                           9,090                            8,916
  6/30/02                           7,743                            7,723
  9/30/02                           6,484                            6,389
 12/31/02                           6,873                            6,928
  3/31/03                           6,914                            6,709
  6/30/03                           7,712                            7,742
  9/30/03                           8,039                            7,947
 12/31/03                           8,683                            8,913

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                           From        Inception
                                            1 year       Inception        Date
--------------------------------------------------------------------------------
Initial Class                               26.34%        (2.99)%       5/3/99
S&P 500(1)                                  28.67%        (2.43)%       5/3/99
--------------------------------------------------------------------------------
Service Class                             --              20.11%        5/1/03
--------------------------------------------------------------------------------

NOTES
(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 3

Marsico Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                              Shares             Value
-------------------------------------------------------------------------
COMMON STOCKS (95.9%)
Aerospace (1.3%)
  Lockheed Martin Corporation                  33,536          $    1,724
Air Transportation (4.5%)
  FedEx Corporation                            69,335               4,680
  RyanAir Holdings PLC-ADR (a)(b)              28,650               1,451
Amusement & Recreation Services (0.4%)
  Disney (Walt) Company (The)                  24,737                 577
Automotive (1.8%)
  Bayerische Motoren Werke AG (BMW)            38,677               1,802
  Honeywell International Inc.                 20,015                 669
Beverages (0.9%)
  Anheuser-Busch Companies, Inc.               24,108               1,270
Chemicals & Allied Products (2.4%)
  Procter & Gamble Company (The)               32,927               3,289
Commercial Banks (5.2%)
  Citigroup Inc.                              146,377               7,105
Communications Equipment (2.6%)
  QUALCOMM Incorporated                        64,724               3,491
Computer & Data Processing Services (4.1%)
  Electronic Arts Inc. (a)                    117,176               5,599
Computer & Office Equipment (9.1%)
  Cisco Systems, Inc. (a)                     242,920               5,901
  Dell Computer Corporation (a)               125,757               4,271
  EMC Corporation (a)                         172,158               2,224
Electronic & Other Electric Equipment (2.1%)
  General Electric Company                     90,470               2,803
Electronic Components & Accessories (7.7%)
  Intel Corporation                           253,985               8,178
  Maxim Integrated Products                    35,620               1,774
  Tyco International Ltd.                      21,834                 579
Health Services (2.7%)
  Caremark Rx, Inc. (a)(b)                    147,850               3,745
Industrial Machinery & Equipment (4.1%)
  Caterpillar, Inc.                            66,481               5,519
Insurance (5.1%)
  UnitedHealth Group Incorporated             119,998               6,981
Lumber & Other Building Materials (3.6%)
  Lowe's Companies, Inc.                       88,474               4,901
Medical Instruments & Supplies (7.6%)
  Boston Scientific Corporation (a)           128,976               4,741
  Medtronic, Inc.                              39,365               1,914
  Zimmer Holdings, Inc. (a)                    53,091               3,738
Mortgage Bankers & Brokers (1.1%)
  Countrywide Credit Industries, Inc.          19,632               1,489

                                              Shares             Value
-------------------------------------------------------------------------
Personal Credit Institutions (5.5%)
  SLM Corporation                             197,183          $    7,429
Pharmaceuticals (8.8%)
  Amgen Inc. (a)                               42,257               2,611
  Genentech, Inc. (a)                          76,520               7,159
  Lilly (Eli) and Company                      30,711               2,160
Residential Building Construction (2.1%)
  Lennar Corporation (b)                       29,614               2,843
Retail Trade (2.9%)
  Tiffany & Co.                                87,117               3,938
Rubber & Misc. Plastic Products (1.5%)
  NIKE, Inc.-Class B                           29,274               2,004
Security & Commodity Brokers (3.2%)
  Merrill Lynch & Co., Inc. (b)                74,651               4,378
Telecommunications (2.1%)
  Nextel Communications, Inc.-
    Class A (a)                               102,771               2,884
U.S. Government Agencies (3.5%)
  Fannie Mae                                   63,981               4,802
                                                               ----------
Total Common Stocks (cost: $106,495)
                                                                  130,623
                                                               ----------

                                                    Principal       Value
----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (4.2%)
  Investor's Bank & Trust Company (d)
    0.72% Repurchase Agreement dated 12/31/2003
    to be repurchased at $5,660 on 01/02/2004      $   5,660     $    5,660
                                                                 ----------
Total Short-Term Obligations (cost: $5,660)                           5,660
                                                                 ----------
SECURITY LENDING COLLATERAL (8.7%)
Debt (6.9%)
Bank Notes (0.3%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                          $      56     $       56
  Fleet National Bank
    1.00%, due 01/21/2004                                210            210
  National Bank of Commerce
    1.19%, due 04/21/2004                                175            175
Commercial Paper (1.8%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                105            105
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                 70             70
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                105            105
    1.09%, due 01/13/2004                                 70             70
    1.08%, due 02/05/2004                                140            140


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 4

Marsico Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                   Principal            Value
--------------------------------------------------------------------------------
Commercial Paper (continued)
  General Electric Capital Corporation
    1.09%, due 01/08/2004                          $      175         $     175
    1.09%, due 01/09/2004                                 105               105
    1.08%, due 01/16/2004                                 139               139
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                 175               175
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                 175               175
    1.09%, due 02/06/2004                                 175               175
    1.10%, due 02/09/2004                                 102               102
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                 175               175
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                 105               105
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                 203               203
    1.08%, due 02/17/2004                                 350               350
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                  70                70
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                 350               350
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                  14                14
    1.08%, due 01/06/2004                                 133               133
Euro Dollar Terms (1.7%)
  Bank of Montreal
    1.06%, due 01/15/2004                                  68                68
    1.06%, due 02/17/2004                                 140               140
  Bank of Scotland
    1.06%, due 04/02/2004                                 105               105
  Citigroup Inc.
    1.10%, due 01/22/2004                                 105               105
    1.09%, due 02/06/2004                                 140               140
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                  70                70
  Den Danske Bank
    1.08%, due 01/20/2004                                 350               350
    1.02%, due 01/30/2004                                 175               175
  Royal Bank of Canada
    1.05%, due 02/27/2004                                 351               351
  Royal Bank of Scotland Group PLC
    (The)
    1.08%, due 01/09/2004                                 210               210
    1.08%, due 01/15/2004                                  70                70
    1.08%, due 01/20/2004                                  35                35

                                                    Principal            Value
--------------------------------------------------------------------------------
Euro Dollar Terms (continued)
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                           $       35         $      35
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                  210               210
  Wells Fargo & Company
    1.04%, due 01/30/2004                                  280               280
Master Notes (0.5%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                  140               140
    1.14%, due 09/08/2004                                  210               210
  Morgan Stanley
    1.05%, due 06/21/2004                                  336               336
Medium Term Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                  350               350
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                  105               105
Repurchase Agreements (1.9%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $819 on 01/02/2004                819               819
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,114 on 01/02/2004            1,114             1,114
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $665 on 01/02/2004                665               665

                                                         Shares        Value
--------------------------------------------------------------------------------
Investment Companies (1.8%)
Money Market Funds (1.8%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                                  171,764     $     172
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                                  419,373           419
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                                1,823,574         1,824
                                                                      ---------
Total Security Lending Collateral (cost: $11,875)                        11,875
                                                                      ---------
Total Investment Securities (cost: $124,030)                          $ 148,158
                                                                      =========
SUMMARY:
  Investments, at value                                     108.8 %   $ 148,158
  Liabilities in excess of other assets                      (8.8)%     (12,023)
                                                        ---------     ---------
  Net assets                                                100.0 %   $ 136,135
                                                        =========     =========



The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 5

Marsico Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
----------------------------------------------------------------------
                                          Amount in     Net Unrealized
                 Bought    Settlement   U.S. Dollars    Appreciation
Currency         (Sold)       Date      Bought (Sold)   (Depreciation)
----------------------------------------------------------------------
Euro Dollar      (1,343)   03/17/2004     $ (1,659)         $ (31)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $11,461.

(c) Cash collateral for the Repurchase Agreements, valued at $2,650, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

(d) At December 31, 2003, repurchase agreements are collateralized by $24,970 Fannie Mae Series 2001-50F (1.64%, due 04/25/2029) with a market value and accrued interest of $5,944.

DEFINITIONS:

ADR  American Depositary Receipt

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 6

Marsico Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $124,030)
     (including $11,461 of securities loaned)                $148,158
  Cash                                                             51
  Receivables:
     Dividends                                                     62
  Other                                                            46
                                                             ---------
                                                              148,317
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  96
     Due to advisor                                               130
  Payable for collateral for securities on loan                11,875
  Unrealized depreciation on forward foreign
     currency contracts                                            31
  Other                                                            50
                                                             ---------
                                                               12,182
                                                             ---------
Net Assets                                                   $136,135
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    160
  Additional paid-in capital                                  126,329
  Undistributed net investment income (loss)                        5
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions             (14,456)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                     24,128
     Translation of assets and liabilities denominated in
       foreign currencies                                         (31)
                                                             ---------
Net Assets                                                   $136,135
                                                             =========
Shares Outstanding:
  Initial Class                                                15,947
  Service Class                                                    90
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $   8.49
  Service Class                                                  8.48

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                   $     35
  Dividends                                                       962
  Income from loaned securities-net                                14
     Less withholding taxes on foreign dividends                  (11)
                                                             --------
                                                                1,000
                                                             --------
Expenses:
  Management and advisory fees                                  1,015
  Transfer agent fees                                               2
  Printing and shareholder reports                                 35
  Custody fees                                                     23
  Administration fees                                              20
  Legal fees                                                        2
  Auditing and accounting fees                                     10
  Directors fees                                                    5
  Recaptured expenses                                             130
  Other                                                             3
                                                             --------
  Total expenses                                                1,245
                                                             --------
Net Investment Income (Loss)                                     (245)
                                                             --------
Net Realized Gain (Loss) from:
  Investment securities                                         3,087
  Foreign currency transactions                                     5
                                                             --------
                                                                3,092
                                                             --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                        29,121
  Translation of assets and liabilities denominated in
     foreign currencies                                           (31)
                                                             --------
                                                               29,090
                                                             --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                        32,182
                                                             --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            $ 31,937
                                                             ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 7

Marsico Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,   December 31,
                                                         2003           2002
                                                     -----------    ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $    (245)     $     (15)
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                                3,092        (14,883)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                         29,090         (2,568)
                                                      ---------      ---------
                                                         31,937        (17,466)
                                                      ---------      ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                         --              (51)
     Service Class                                         --             --
                                                      ---------      ---------
                                                           --              (51)
                                                      ---------      ---------
  From net realized gains:
     Initial Class                                         --             --
     Service Class                                         --             --
                                                      ---------      ---------
                                                      ---------      ---------
                                                      ---------      ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                       73,160        100,534
     Service Class                                          765           --
                                                      ---------      ---------
                                                         73,925        100,534
                                                      ---------      ---------
  Dividends and distributions reinvested:
     Initial Class                                         --               51
     Service Class                                         --             --
                                                      ---------      ---------
                                                           --               51
                                                      ---------      ---------
  Cost of shares redeemed:
     Initial Class                                      (72,258)       (25,876)
     Service Class                                          (43)          --
                                                      ---------      ---------
                                                        (72,301)       (25,876)
                                                      ---------      ---------
                                                          1,624         74,709
                                                      ---------      ---------
Net increase (decrease) in net assets                    33,561         57,192
                                                      ---------      ---------
Net Assets:
  Beginning of year                                     102,574         45,382
                                                      ---------      ---------
  End of year                                         $ 136,135      $ 102,574
                                                      =========      =========
Accumulated Net Investment
  Income (Loss)                                       $       5      $    --
                                                      =========      =========

                                                     December 31,   December 31,
                                                         2003           2002
                                                     ------------   ------------
Share Activity:
  Shares issued:
     Initial Class                                     10,137         13,855
     Service Class                                         95              -
                                                      -------        -------
                                                       10,232         13,855
                                                      -------        -------
  Shares issued-reinvested from distributions:
     Initial Class                                          -              7
     Service Class                                          -              -
                                                      -------        -------
                                                            -              7
                                                      -------        -------
  Shares redeemed:
     Initial Class                                     (9,463)        (3,583)
     Service Class                                         (5)             -
                                                      -------        -------
                                                       (9,468)        (3,853)
                                                      -------        -------
Net increase (decrease) in shares
  outstanding                                             764         10,279
                                                      =======        =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 8

Marsico Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                             Net Asset
                  For the      Value,        Net          Net Realized
                  Period     Beginning    Investment     and Unrealized     Total
                 Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
-------------------------------------------------------------------------------------
Initial Class   12/31/2003    $  6.72       $ (0.01)       $  1.78         $  1.77
                12/31/2002       9.09             -          (2.36)          (2.36)
                12/31/2001      10.67          0.02          (1.52)          (1.50)
                12/31/2000      11.75          0.02          (0.95)          (0.93)
                12/31/1999      10.00          0.01           1.74            1.75
-------------------------------------------------------------------------------------
Service Class   12/31/2003       7.06         (0.03)          1.45            1.42
-------------------------------------------------------------------------------------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
-------------------------------------------------------------------
Initial Class      $    -     $    -        $    -         $  8.49
                    (0.01)         -         (0.01)           6.72
                    (0.07)     (0.01)        (0.08)           9.09
                    (0.10)     (0.05)        (0.15)          10.67
                        -          -             -           11.75
-------------------------------------------------------------------
Service Class           -          -             -            8.48
-------------------------------------------------------------------

                                                                       Ratios/Supplemental Data
                                                -----------------------------------------------------------------------
                                                                   Ratio of Expenses
                                                 Net Assets,           to Average          Net Investment
                  For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                  Period           Total            Period      -----------------------      to Average       Turnover
                 Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
-----------------------------------------------------------------------------------------------------------------------
Initial Class   12/31/2003         26.34%         $ 135,376       0.98%        0.98%           (0.19)%           111%
                12/31/2002        (25.98)           102,574       1.00         1.06            (0.03)            103
                12/31/2001        (14.09)            45,382       1.00         1.21             0.16              17
                12/31/2000         (8.02)            20,185       1.00         1.37             0.15              37
                12/31/1999         17.50              8,204       1.00         2.68             0.12              40
----------------------------------------------------------------------------------------------------------------------
Service Class   12/31/2003         20.11                759       1.25         1.25            (0.47)            111
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Fund's share classes are as follows: Initial Class-May 3, 1999 Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.10%.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 9

Marsico Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Marsico Growth ("the Fund"), part of ATSF, began operations on May 3, 1999.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $6 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to mar-ket securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 10

Marsico Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $61 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                                ------      ----------
Asset Allocation-Conservative Portfolio        $ 16,033        12%
Asset Allocation-Moderate Portfolio              40,709        30%
                                                            ----------
                                                               42%
                                                            ==========

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

     0.80% of the first $250 million ANA
     0.75% of the next $250 million of ANA
     0.70% of the next $500 million of ANA
     0.60% of ANA over $1 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 11

Marsico Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

                                                                   Increase in
                                                    Expenses      Total Expenses
                                                    Recovered       to Average
                                                   by Advisor       Net Assets
                                                   ----------     --------------
Recovered in 2003                                    $ 130            0.10%

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

     Initial Class                                                    0.15%
     Service Class                                                    0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $5. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 133,408
  U.S. Government                                        1,771
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  127,835
  U.S. Government                                          431

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                                     $ (245)
     Undistributed net investment income (loss)                        250
     Undistributed net realized capital gains (loss)                    (5)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                                                 $ 51
       Long-term capital gains                                            -
     2003 Distributions paid from:
       Ordinary income                                                    -
       Long-term capital gains                                            -

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Marsico Growth 12

Marsico Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)
The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (13,918)
                                                    =========
     Post October Capital Loss                      $    (195)
                                                    =========
     Post October Currency Loss                     $     (27)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  23,785
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

                    Capital Loss
                    Carryforward            Available through
                    ------------            -----------------
                    $ 1,890                 December 31, 2009
                      6,745                 December 31, 2010
                      5,283                 December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $124,373
                                                    ========
     Unrealized Appreciation                        $ 24,040
     Unrealized (Depreciation)                          (255)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 23,785
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 13

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Marsico Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marsico Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Marsico Growth 14

MFS High Yield

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Throughout the year, the bond market was influenced by interest rate cuts in the United States and Europe, near record-low mortgage rates, and a weak U.S. dollar. It proved to be a positive period for almost all bond investors and for high-yield investors in particular. Investors showed reinvigorated interest in U.S. corporate bonds of all quality levels. This interest was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance-sheet quality of corporate issuers, and increased investor confidence.

Low yields on U.S. Treasury securities made high-yield corporate issues more attractive to investors, as evidenced by record inflows into the high-yield sector. This came at a time when there was only a modest supply of new high-yield issues. The result of this supply/demand imbalance was significant appreciation in high-yield bond prices. High-grade corporate bonds also performed well for the year, but not nearly as well as high-yield corporate issues. Over the year, yield spreads between below-investment-grade bonds and their higher-quality counterparts narrowed in dramatic fashion.

The bond rally in 2003 was spurred by two key factors. One was the unprecedented $135 billion in fallen angels in 2002 that shifted the composition of the high-yield market by significantly increasing the distressed utility and telecommunication sectors. (Fallen angels are investment grade bonds that are downgraded to high-yield ratings.) The second was the record flows into the bond market during the year. This situation enabled many distressed companies to refinance their debt and improve their credit outlooks.

PERFORMANCE

For the year ended December 31, 2003, MFS High Yield returned 17.74%. By comparison its benchmark, the Lehman Brothers High Yield Bond Index returned 28.97%.

STRATEGY REVIEW

Overall, the portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the portfolio's defensiveness served investors well in recent years, it contributed to its underperformance during this year, as investors favored riskier options. The portfolio continued to have significant underweight exposure to the wire line segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The portfolio also had an underweight exposure to the utilities sector, which proved to be one of the leaders of the high-yield rally during the year. In general, our strategy is to focus on credit issuers with improving fundamentals and to not take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

The telecommunications, utilities, and media sectors led the rebound in the high-yield market. While we were underweight in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wire line segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints.

We had an overweight exposure to the media sector, where we also favored companies with the ability to generate strong free cash flow. Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.

/s/ Bernard Scozzafava

Bernard Scozzafava
Portfolio Manager
MFS Investment Management


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 1

MFS High Yield

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 6/1/98 through 12/31/03

                                                        LB High Yield
                           Initial Class                  Bond Index

  6/1/98                     $10,000                      $10,000
 6/30/98                       9,990                       10,036
 9/30/98                       9,340                        9,579
12/31/98                       9,690                        9,783
 3/31/99                      10,100                        9,964
 6/30/99                      10,061                        9,998
 9/30/99                       9,959                        9,856
12/31/99                      10,254                       10,017
 3/31/00                      10,213                        9,783
 6/30/00                      10,335                        9,896
 9/30/00                      10,281                        9,952
12/31/00                       9,723                        9,430
 3/31/01                      10,249                       10,030
 6/30/01                       9,977                        9,800
 9/30/01                       9,501                        9,386
12/31/01                      10,091                        9,928
 3/31/02                      10,193                       10,095
 6/30/02                      10,034                        9,447
 9/30/02                       9,962                        9,170
12/31/02                      10,300                        9,788
 3/31/03                      10,650                       10,533
 6/30/03                      11,257                       11,598
 9/30/03                      11,502                       11,919
12/31/03                      12,127                       12,624

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                From       Inception
                     1 year      5 years     Inception       Date
                  -----------   ---------   -----------   ----------
Initial Class         17.74%       4.59%        3.52%       6/1/98
LBHY(1)               28.97%       5.23%        4.26%       6/1/98
-----                 -----        ----         ----        ------
Service Class             -           -         9.74%       5/1/03
---------------       -----        ----         ----        ------

NOTES

(1) The Lehman Brothers High Yield Bond (LBHY) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 2

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                                      Principal                   Value
                                              -------------------------      ---------------
FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
  Federative Republic of Brazil
    8.00%, due 04/15/2014                      $     1,412                      $   1,384
    8.88%, due 04/15/2024                            1,771                          1,727
                                                                                ---------
Total Foreign Government Obligations (cost: $2,917)                                 3,111
                                                                                ---------
MORTGAGE-BACKED SECURITIES (0.4%)
  Commercial Mortgage Acceptance
    Corporation
    5.44%, due 09/15/2030                              230                            204
  First Union-Lehman Brothers
    Commercial Mortgage Trust
    7.00%, due 04/18/2029                              800                            752
    7.50%, due 11/18/2029                            1,940                          1,804
                                                                                ---------
Total Mortgage-Backed Securities (cost: $2,793)                                     2,760
                                                                                ---------
ASSET-BACKED SECURITIES (0.1%)
  Falcon Franchise Loan LLC
    3.87%, due 01/05/2025                            4,379                            835
                                                                                ---------
Total Asset-Backed Securities (cost: $815)                                            835
                                                                                ---------
CORPORATE DEBT SECURITIES (91.3%)
Aerospace (0.3%)
  K & F Industries, Inc.
    9.25%, due 10/15/2007                              149                            154
    9.63%, due 12/15/2010                            1,340                          1,502
Agriculture (0.1%)
  Seminis Vegatable Seeds-144A
    10.25%, due 10/01/2013                             380                            409
Air Transportation (0.6%)
  Continental Airlines, Inc.
    6.90%, due 01/02/2017                              556                            466
    6.75%, due 03/15/2017                              539                            445
    6.80%, due 08/02/2018                            1,449                          1,223
    7.57%, due 03/15/2020                            1,688                          1,423
  Delta Air Lines, Inc.
    7.92%, due 11/18/2010                              515                            466
Amusement & Recreation Services (2.6%)
  Ameristar Casinos, Inc.
    10.75%, due 02/15/2009                              60                             69
  Argosy Gaming Company
    9.00%, due 09/01/2011                              645                            714
  Aztar Corporation
    8.88%, due 05/15/2007                            1,275                          1,331
    9.00%, due 08/15/2011                              660                            724
  Hollywood Park Inc.
    9.25%, due 02/15/2007                              235                            243
  Mandalay Resort Group (b)
    9.38%, due 02/15/2010                            1,700                          1,981
  MGM MIRAGE
    8.50%, due 09/15/2010                              765                            878

                                                      Principal                Value
                                              -------------------------   ---------------
Amusement & Recreation Services (continued)
  MGM MIRAGE (b)
    8.38%, due 02/01/2011                      $     1,790                $   2,027
  Pinnacle Entertainment, Inc. (b)
    8.75%, due 10/01/2013                            2,905                    2,956
  Premier Parks Inc. (b)
    9.75%, due 06/15/2007                              201                      211
  Six Flags, Inc. (b)
    9.75%, due 04/15/2013                            3,150                    3,315
  Six Flags, Inc.-144A
    9.63%, due 06/01/2014                            1,030                    1,076
  Station Casinos, Inc.
    9.88%, due 07/01/2010                              165                      182
  Vail Resorts, Inc.
    8.75%, due 05/15/2009                              390                      411
  Vail Resorts, Inc.-144A
    8.75%, due 05/15/2009                            1,150                    1,213
Apparel & Accessory Stores (0.4%)
  J. Crew Intermediate LLC (g)
    0.00%, due 05/15/2008                            1,268                    1,008
  J. Crew Operating Corp. (b)
    10.38%, due 10/15/2007                           1,540                    1,573
Apparel Products (0.3%)
  Oxford Industries, Inc.-144A
    8.88%, due 06/01/2011                            1,005                    1,099
  WestPoint Stevens Inc. (b)(e)
    7.88%, due 06/15/2005                            5,060                      658
    7.88%, due 06/15/2008                            1,220                      159
Automotive (2.5%)
  Advanced Accessory Systems, LLC -144A
    10.75%, due 06/15/2011                             485                      534
  ArvinMeritor, Inc.
    8.75%, due 03/01/2012                            1,950                    2,233
  Dana Corporation
    6.50%, due 03/01/2009                              500                      531
    10.13%, due 03/15/2010                           1,045                    1,217
    9.00%, due 08/15/2011                              720                      868
  Dura Operating Corporation (b)
    9.00%, due 05/01/2009                            1,525                    1,525
  Eagle-Picher, Inc.-144A
    9.75%, due 09/01/2013                              915                      988
  Metaldyne Corporation
    11.00%, due 06/15/2012                           2,065                    1,900
  Metaldyne Corporation-144A
    10.00%, due 11/01/2013                           1,025                    1,035
  Navistar International Corporation
    9.38%, due 06/01/2006                              805                      889
  Tenneco Automotive Inc.
    11.63%, due 10/15/2009                           1,330                    1,436
    10.25%, due 07/15/2013                           1,795                    2,042


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 3

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                      Principal                Value
                                              -------------------------   ---------------
Automotive (continued)
  Tenneco Automotive Inc.-144A
    10.25%, due 07/15/2013                           $     1,130           $ 1,285
  Venture Holdings Trust (e)
    9.50%, due 07/01/2005                                    180                5
Beverages (0.3%)
  Merisant Company-144A
    9.50%, due 07/15/2013                                  2,070            2,205
Business Credit Institutions (1.0%)
  eircom Funding
    8.25%, due 08/15/2013                                    835              925
  Ford Motor Credit Company
    7.00%, due 10/01/2013                                  3,118            3,288
  PCA LLC (PCA Finance Corp.)
    11.88%, due 08/01/2009                                 1,910            2,091
Business Services (2.6%)
  Hanover Compressor Company
    0.00%, due 03/31/2007                                    285              209
    8.63%, due 12/15/2010                                    460              478
  Hanover Equipment Trust 2001B
    8.75%, due 09/01/2011                                  2,305            2,443
  Lamar Media Corp.
    7.25%, due 01/01/2013                                  2,905            3,123
  Muzak LLC (Muzak Finance
    Corporation)-144A
    10.00%, due 02/15/2009                                 2,045            2,178
  NDCHealth Corporation
    10.50%, due 12/01/2012                                   355              399
  R.H. Donnelley Financial Corporation I
    8.88%, due 12/15/2010                                    945            1,063
    10.88%, due 12/15/2012 (b)                               850            1,008
  R.H. Donnelley Financial
    Corporation I-144A
    10.88%, due 12/15/2012                                   220              261
  United Rentals, Inc.
    10.75%, due 04/15/2008                                 3,210            3,611
  Williams Scotsman, Inc.
    9.88%, due 06/01/2007                                  1,755            1,777
    10.00%, due 08/15/2008                                   560              614
Chemicals & Allied Products (4.7%)
  Acetex Corporation
    10.88%, due 08/01/2009                                 2,815            3,125
  Compass Minerals Group, Inc.
    10.00%, due 08/15/2011                                   420              470
  Equistar Chemicals, LP
    10.63%, due 05/01/2011                                 3,085            3,409
  Equistar Chemicals, LP-144A
    10.63%, due 05/01/2011                                   780              862


                                                      Principal                Value
                                              -------------------------   ---------------
Chemicals & Allied Products (continued)
  Huntsman ICI Chemicals LLC
    9.88%, due 03/01/2009                            $     2,040           $  2,234
    10.13%, due 07/01/2009 (b)                             3,315              3,414
  IMC Global Inc.-144A (b)
    10.88%, due 08/01/2013                                 2,290              2,508
  JohnsonDiversey, Inc.
    9.63%, due 05/15/2012                                  4,545              5,074
  JohnsonDiversey, Inc.-144A (h)
    0.00%, due 05/15/2013                                  1,520              1,163
  Lyondell Chemical Company
    9.88%, due 05/01/2007                                    180                190
    9.50%, due 12/15/2008                                    160                167
    11.13%, due 07/15/2012                                   465                516
  Nalco Company-144A
    7.75%, due 11/15/2011                                    675                722
    8.88%, due 11/15/2013                                  1,265              1,341
  Noveon, Inc.
    11.00%, due 02/28/2011                                    50                 58
  Resolution Performance Products LLC-144A
    8.00%, due 12/15/2009                                    630                652
  Revlon Consumer Products
    Corporation
    12.00%, due 12/01/2005                                   745                745
  Rhodia SA-144A (b)
    8.88%, due 06/01/2011                                  2,930              2,696
  Rockwood Specialties, Inc.-144A
    10.63%, due 05/15/2011                                 1,400              1,561
  Sovereign Specialty Chemicals, Inc.
    11.88%, due 03/15/2010                                    80                 80
  Sterling Chemicals, Inc. (a)(m)
    0.00%, due 08/15/2006 (b)                                 40                 (d)
    11.25%, due 04/01/2007                                    50                 (d)
Commercial Banks (0.0%)
  ASPropulsion Capital BV-144A
    9.63%, due 10/01/2013                                    150                199
Communication (6.3%)
  American Tower Corporation (b)
    9.38%, due 02/01/2009                                    750                799
  Charter Communications
    Holdings LLC (b)
    8.25%, due 04/01/2007                                    415                390
    8.63%, due 04/01/2009                                 10,555              9,209
  Charter Communications
    Holdings LLC-144A
    8.75%, due 11/15/2013                                    950                967
  Colt Telecom Group PLC
    7.63%, due 12/15/2009                                    600                757


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 4

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                 Principal                Value
                                         -------------------------   ---------------
Communication (continued)
  Crown Castle International
    Corp.-144A
    7.50%, due 12/01/2013                       $      1,985           $   1,995
  CSC Holdings, Inc.
    8.13%, due 07/15/2009                              1,000               1,075
  CSC Holdings, Inc.-Series M
    8.13%, due 08/15/2009                              7,395               7,950
  DIRECTTV Holdings Finance
    8.38%, due 03/15/2013                              1,940               2,250
  Echostar DBS Corporation
    9.38%, due 02/01/2009                              1,960               2,060
  Innova S. de R.L.-144A (b)
    9.38%, due 09/19/2013                              1,650               1,693
  Insight Midwest LP (b)
    9.75%, due 10/01/2009                              2,150               2,274
  Mediacom Broadband LLC (b)
    11.00%, due 07/15/2013                             3,135               3,519
  Mediacom LLC
    9.50%, due 01/15/2013                                670                 710
  Renaissance Media Group LLC
    10.00%, due 04/15/2008                               945                 977
  Telenet Communication NV-144A
    9.00%, due 12/15/2013                              1,280               1,663
  Telewest Communications PLC
    0.00%, due 04/15/2009 (j)                            255                 133
    0.00%, due 02/01/2010                                 15                   7
  XM Satellite Radio Holdings Inc.
    0.00%, due 12/31/2009 (k)                            590                 527
    12.00%, due 06/15/2010                             2,540               2,870
Communications Equipment (1.7%)
  Alamosa (Delaware), Inc.
    0.00%, due 07/31/2009 (f)                            152                 137
    11.00%, due 07/31/2010                             1,657               1,798
  American Towers, Inc.-144A
    7.25%, due 12/01/2011                              2,500               2,544
  CC V Holdings Finance, Inc.
    11.88%, due 12/01/2008                               662                 698
  L-3 Communications Corporation
    7.63%, due 06/15/2012                              2,600               2,818
  L-3 Communications
    Corporation-Series B
    8.00%, due 08/01/2008                                 50                  52
  Lucent Technologies Inc. (b)
    5.50%, due 11/15/2008                              3,470               3,227
Computer & Data Processing Services (0.6%)
  Kronos Incorporated
    8.88%, due 06/30/2009                                100                 136
  Unisys Corporation
    8.13%, due 06/01/2006                              3,435               3,710


                                                 Principal                Value
                                         -------------------------   ---------------
Computer & Office Equipment (0.7%)
  General Binding Corporation
    9.38%, due 06/01/2008                       $      1,305           $   1,318
  Xerox Corporation
    7.63%, due 06/15/2013                              2,995               3,235
Construction (1.0%)
  D.R. Horton, Inc.
    8.00%, due 02/01/2009                              2,550               2,882
  Technical Olympic USA, Inc.
    9.00%, due 07/01/2010                                650                 699
  WCI Communities, Inc.-144A
    7.88%, due 10/01/2013                              3,000               3,165
Department Stores (0.2%)
  Saks Incorporated-144A
    7.00%, due 12/01/2013                              1,514               1,544
Drug Stores & Proprietary Stores (1.0%)
  Rite Aid Corporation
    12.50%, due 09/15/2006                               755                 876
    9.50%, due 02/15/2011                              1,585               1,787
    9.25%, due 06/01/2013 (b)                          3,885               4,263
Electric Services (5.5%)
  AES Corporation (The)-144A
    8.75%, due 05/15/2013                              3,000               3,353
    9.00%, due 05/15/2015                              1,600               1,808
    10.00%, due 07/15/2005 (b)                           435                 443
    8.88%, due 02/15/2011 (b)                          2,900               3,161
  Allegheny Energy Supply Company,
    LLC-144A (b)
    8.75%, due 04/15/2012                              2,000               1,885
  Calpine Corporation (b)
    8.50%, due 02/15/2011                              3,060               2,421
  Calpine Corporation-144A (b)
    8.75%, due 07/15/2013                              3,445               3,359
  CenterPoint Energy Resources
    Corp.-144A
    7.88%, due 04/01/2013                              2,330               2,638
  Dynegy Holdings Inc.-144A
    9.88%, due 07/15/2010                              2,475               2,784
  Empresa Nacional de Electricidad SA
    8.35%, due 08/01/2013                              1,700               1,911
  Illinova Corporation
    11.50%, due 12/15/2010                               860               1,032
  MSW Energy Holdings LLC-144A
    7.38%, due 09/01/2010                              1,200               1,254
  NRG Energy, Inc.-144A
    8.00%, due 12/15/2013                                930                 978
  PSEG Energy Holdings Inc.
    8.63%, due 02/15/2008                                800                 873
  PSEG Energy Holdings LLC
    7.75%, due 04/16/2007                              2,035               2,160


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 5

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                       Principal                Value
                                               -------------------------   ---------------
Electric Services (continued)
  Reliant Resources, Inc.-144A
    9.25%, due 07/15/2010                             $      1,870         $      1,982
    9.50%, due 07/15/2013                                    1,270                1,359
  TECO Energy, Inc.
    10.50%, due 12/01/2007                                     635                  741
    7.50%, due 06/15/2010                                    2,050                2,194
Electric, Gas & Sanitary Services (0.8%)
  CMS Energy Corporation (b)
    8.50%, due 04/15/2011                                    3,300                3,564
  PG&E Corporation-144A
    6.88%, due 07/15/2008                                      410                  444
  Vivendi Universal SA-144A
    6.25%, due 07/15/2008                                      925                  979
Electronic & Other Electric Equipment (0.3%)
  Motors and Gears, Inc.
    10.75%, due 11/15/2006                                   2,105                1,789
Electronic Components & Accessories (0.7%)
  Flextronics International Ltd. (b)
    6.50%, due 05/15/2013                                    1,395                1,444
  Tyco International Group SA
    6.75%, due 02/15/2011                                    2,900                3,168
Environmental Services (1.3%)
  Allied Waste North America, Inc.
    8.88%, due 04/01/2008                                    1,875                2,100
    7.88%, due 04/15/2013 (b)                                4,895                5,299
  Allied Waste North America, Inc.-144A (b)
    6.50%, due 11/15/2010                                    1,340                1,374
Fabricated Metal Products (1.7%)
  Alliant Techsystems, Inc.
    8.50%, due 05/15/2011                                      160                  176
  Atrium Companies, Inc.
    10.50%, due 05/01/2009                                   2,060                2,204
  Atrium Companies, Inc.-144A
    10.50%, due 05/01/2009                                     900                  963
  Blount, Inc.
    7.00%, due 06/15/2005                                    2,985                3,000
    13.00%, due 08/01/2009                                   1,275                1,374
  Jacuzzi Brands, Inc.-144A
    9.63%, due 07/01/2010                                    1,595                1,755
  TriMas Corporation
    9.88%, due 06/15/2012                                    1,830                1,908
Food & Kindred Products (1.0%)
  Burns, Philp & Company
    Limited-144A
    9.75%, due 07/15/2012                                    3,100                3,317
  Michael Foods, Inc.-144A
    8.00%, due 11/15/2013                                    1,405                1,465


                                                       Principal                Value
                                               -------------------------   ---------------
Food & Kindred Products (continued)
  Premier International Foods PLC
    12.00%, due 09/01/2009                            $        670         $        734
  United Biscuits Finance PLC
    10.63%, due 04/15/2011                                     900                1,299
Furniture & Fixtures (1.3%)
  BE Aerospace, Inc. (b)
    8.88%, due 05/01/2011                                    1,300                1,219
  BE Aerospace, Inc.-144A
    8.50%, due 10/01/2010                                      320                  343
  Sealy Mattress Company (b)
    9.88%, due 12/15/2007                                    5,250                5,434
  Tempur-Pedic, Inc. (Tempur
    Production USA Inc) -144A
    10.25%, due 08/15/2010                                   1,695                1,890
Gas Production & Distribution (3.0%)
  ANR Pipeline Company
    8.88%, due 03/15/2010                                    1,520                1,710
    9.63%, due 11/01/2021                                    1,600                1,902
  El Paso Natural Gas Company
    7.63%, due 08/01/2010                                    2,955                3,036
  Northwest Pipeline Corporation
    8.13%, due 03/01/2010                                      330                  366
  Southern Natural Gas Company
    8.88%, due 03/15/2010                                    2,165                2,436
  Williams Companies, Inc. (The)
    8.63%, due 06/01/2010                                      730                  819
    7.13%, due 09/01/2011 (b)                                9,385                9,925
Health Services (3.4%)
  Alliance Imaging, Inc. (b)
    10.38%, due 04/15/2011                                   2,700                2,862
  Beverly Enterprises, Inc. (b)
    9.63%, due 04/15/2009                                    1,920                2,117
  Genesis HealthCare Corporation-144A
    8.00%, due 10/15/2013                                      280                  292
  HCA Inc.
    7.88%, due 02/01/2011                                    7,860                8,964
  Insight Health Services Corp. (b)
    9.88%, due 11/01/2011                                    1,675                1,776
  Mariner Health Care, Inc.-144A
    8.25%, due 12/15/2013                                    1,555                1,571
  Prime Medical Services, Inc.
    8.75%, due 04/01/2008                                       40                   39
  Tenet Healthcare Corporation
    6.50%, due 06/01/2012                                    1,825                1,750
  Triad Hospitals, Inc.
    8.75%, due 05/01/2009                                      710                  769
  Triad Hospitals, Inc.-144A
    7.00%, due 11/15/2013                                    2,075                2,091


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 6

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                       Principal                Value
                                               -------------------------   ---------------
Holding & Other Investment Offices (0.4%)
  Arch Western Finance LLC-144A
    6.75%, due 07/01/2013                             $      1,340         $   1,377
  Corrections Corporation of America
    9.88%, due 05/01/2009                                      315               352
    7.50%, due 05/01/2011                                      440               462
  Corrections Corporation of
    America-144A
    7.50%, due 05/01/2011                                      610               641
Hotels & Other Lodging Places (2.4%)
  Coast Hotels & Casinos, Inc.
    9.50%, due 04/01/2009                                    1,560             1,650
  Hilton Hotels Corporation
    7.63%, due 12/01/2012                                    5,240             5,888
  HMH Properties, Inc.
    8.45%, due 12/01/2008                                    2,490             2,596
  Las Vegas Sands, Inc. (Venetian Casino
    Resort LLC)
    11.00%, due 06/15/2010                                   1,300             1,508
  Park Place Entertainment Corporation
    8.88%, due 09/15/2008                                       70                79
    8.13%, due 05/15/2011 (b)                                2,450             2,747
  Starwood Hotels & Resorts Worldwide, Inc.
    7.88%, due 05/01/2012                                    1,350             1,519
Industrial Machinery & Equipment (4.1%)
  AGCO Corporation
    8.50%, due 03/15/2006                                    1,000             1,000
    9.50%, due 05/01/2008                                    1,530             1,675
  American Standard Companies Inc.
    7.38%, due 02/01/2008                                    1,260             1,392
  AMSTED Industries Incorporated- 144A
    10.25%, due 10/15/2011                                   1,845             2,039
  Case New Holland, Inc. -144A
    9.25%, due 08/01/2011                                    1,635             1,831
  CNH New Holland, Inc.-144A
    9.25%, due 08/01/2011                                    1,115             1,249
  Columbus McKinnon Corporation
    8.50%, due 04/01/2008                                       40                37
    10.00%, due 08/01/2010                                   1,630             1,736
  Cummins Inc.-144A (b)
    9.50%, due 12/01/2010                                    2,130             2,450
  Gulfmark Offshore, Inc.
    8.75%, due 06/01/2008                                    1,925             1,992
  JLG Industries, Inc.
    8.25%, due 05/01/2008                                    2,630             2,857
  Joy Global Inc.
    8.75%, due 03/15/2012                                      235               262
  Manitowoc Company, Inc. (The)
    10.38%, due 05/15/2011                                     120               168
    10.50%, due 08/01/2012                                   1,880             2,141


                                                       Principal                Value
                                               -------------------------   ---------------
Industrial Machinery & Equipment (continued)
  Rexnord Corporation
    10.13%, due 12/15/2012                            $      1,280         $   1,402
  SPX Corporation
    7.50%, due 01/01/2013                                    1,390             1,512
  Terex Corporation (b)
    10.38%, due 04/01/2011                                   2,855             3,198
Instruments & Related Products (0.1%)
  Dresser, Inc.
    9.38%, due 04/15/2011                                      900               979
Insurance (0.2%)
  Willis Corroon Corporation
    9.00%, due 02/01/2009                                    1,080             1,134
Leather & Leather Products (0.2%)
  Samsonite Corporation
    10.75%, due 06/15/2008                                   1,585             1,640
Lumber & Wood Products (2.0%)
  Georgia-Pacific Corporation
    9.38%, due 02/01/2013                                    7,140             8,211
  Koppers Inc. -144A
    9.88%, due 10/15/2013                                      425               469
  Nortek, Inc.
    9.25%, due 03/15/2007                                    3,775             3,878
    8.88%, due 08/01/2008                                      175               183
    9.88%, due 06/15/2011                                      240               265
Management Services (0.1%)
  Wackenhut Corrections
    Corporation-144A
    8.25%, due 07/15/2013                                      760               806
Manufacturing Industries (0.8%)
  Remington Arms Company, Inc.
    10.50%, due 02/01/2011                                   3,370             3,589
  TD Funding Corporation
    8.38%, due 07/15/2011                                    1,300             1,383
Metal Cans & Shipping Containers (1.3%)
  Crown European Holdings SA
    9.50%, due 03/01/2011                                    3,760             4,257
    10.88%, due 03/01/2013                                   3,815             4,486
Mining (0.3%)
  Peabody Energy Corporation
    6.88%, due 03/15/2013                                    1,850             1,952
Motion Pictures (1.2%)
  AMC Entertainment, Inc.
    9.50%, due 02/01/2011                                    3,475             3,649
  Regal Cinemas, Inc.
    9.38%, due 02/01/2012                                    2,715             3,068
  Vivendi Universal-144A
    9.25%, due 04/15/2010                                    1,055             1,250


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 7

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                               Principal                Value
                                                       -------------------------   ---------------
Motor Vehicles, Parts & Supplies (0.5%)
  TRW Automotive Inc.
    9.38%, due 02/15/2013                                     $      1,480         $   1,691
    11.00%, due 02/15/2013 (b)                                       1,115             1,313
Oil & Gas Extraction (2.8%)
  Belden & Blake Corporation
    9.88%, due 06/15/2007                                              265               261
  Chesapeake Energy Corporation
    8.13%, due 04/01/2011                                            2,665             2,958
  Chesapeake Energy Corporation-144A (b)
    6.88%, due 01/15/2016                                            1,000             1,030
  Dynegy Inc. (b)
    6.88%, due 04/01/2011                                            3,620             3,335
  Encore Acquisition Company
    8.38%, due 06/15/2012                                              930             1,007
  Gulfterra Energy Partner, L.P.
    8.50%, due 06/01/2010                                            1,811             2,055
  Magnum Hunter Resources, Inc.
    9.60%, due 03/15/2012                                              795               902
  OAO Gazprom-144A
    9.63%, due 03/01/2013                                            1,310             1,444
  Ocean Rig ASA
    10.25%, due 06/01/2008                                           1,515             1,424
  Parker Drilling Company-144A
    9.63%, due 10/01/2013                                              480               499
  Pioneer Natural Resources Company
    9.63%, due 04/01/2010                                               55                68
    7.50%, due 04/15/2012                                              930             1,069
  SESI, LLC
    8.88%, due 05/15/2011                                               95               104
  Stone Energy Corporation
    8.25%, due 12/15/2011                                               60                65
  Vintage Petroleum, Inc.
    8.25%, due 05/01/2012                                              580               631
  Westport Resources Corporation
    8.25%, due 11/01/2011                                            1,150             1,265
  Westport Resources Corporation-144A
    8.25%, due 11/04/2011                                              615               677
Paper & Allied Products (3.4%)
  Abitibi-Consolidated Inc.
    8.55%, due 08/01/2010                                            4,115             4,581
  Appleton Papers, Inc.
    12.50%, due 12/15/2008                                             535               605
  Buckeye Technologies, Inc.
    8.00%, due 10/15/2010                                              650               637
    8.50%, due 10/01/2013                                            1,745             1,867
  Corporacion Durango, SA de CV-144A (e)
    13.75%, due 07/15/2009                                             720               432
  Fibermark, Inc. (b)
    10.75%, due 04/15/2011                                           2,480             1,538


                                                               Principal                Value
                                                       -------------------------   ---------------
Paper & Allied Products (continued)
  Graphic Packaging Corporation-144A
    8.50%, due 08/15/2011                                     $        570         $     624
    9.50%, due 08/15/2013                                            2,940             3,249
  Huntsman Packaging Corporation
    13.00%, due 06/01/2010                                           1,505             1,377
  Mail-Well I Corporation
    9.63%, due 03/15/2012                                            2,190             2,431
  Norske Skog Canada Limited
    8.63%, due 06/15/2011                                            2,385             2,504
  Pliant Corporation
    13.00%, due 06/01/2010                                           1,310             1,199
  Smurfit-Stone Container Corporation
    8.25%, due 10/01/2012                                            1,135             1,231
Paper & Paper Products (0.8%)
  Boise Cascade Corporation
    7.00%, due 11/01/2013                                            1,970             2,048
  MDP Acquisitions PLC
    9.63%, due 10/01/2012                                            2,620             2,934
Paperboard Containers & Boxes (0.3%)
  Greif Bros. Corporation
    8.88%, due 08/01/2012                                              845               930
  Kappa Beheer BV
    10.63%, due 07/15/2009                                           1,195             1,279
Petroleum & Petroleum Products (0.3%)
  Barrett Resources Corporation
    7.55%, due 02/01/2007                                            2,120             2,268
Petroleum Refining (0.6%)
  CITGO Petroleum Corporation
    11.38%, due 02/01/2011                                           1,075             1,247
  Premcor Refining Group Inc.
    (The)-144A (b)
    7.75%, due 02/01/2012                                              790               814
  Tesoro Petroleum Corporation
    8.00%, due 04/15/2008                                            1,505             1,599
Pharmaceuticals (0.4%)
  Alpharma Inc.-144A
    8.63%, due 05/01/2011                                            1,480             1,499
  AmerisourceBergen Corporation
    7.25%, due 11/15/2012                                              790               851
Primary Metal Industries (0.7%)
  Commonwealth Industries, Inc.
    10.75%, due 10/01/2006                                             735               750
  Kaiser Aluminum & Chemical
    Corporation (e)
    9.88%, due 02/15/2049                                               80                72
  MMI Products, Inc.
    11.25%, due 04/15/2007                                             550               448
  Russell Metals, Inc.
    10.00%, due 06/01/2009                                              55                58


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 8

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                  Principal                Value
                                          -------------------------   ---------------
Primary Metal Industries (continued)
  Steel Dynamics, Inc.
    9.50%, due 03/15/2009                        $      1,600         $     1,776
  United States Steel Corporation
    9.75%, due 05/15/2010                               1,440               1,620
Printing & Publishing (2.8%)
  Dex Media, Inc.-144A
    8.00%, due 11/15/2013                               1,800               1,890
  Dex Media East LLC (Dex Media
    Finance Co.)
    9.88%, due 11/15/2009                               2,730               3,126
  Dex Media West LLC (Dex Media
    Finance Co.)-144A
    8.50%, due 08/15/2010                                 230                 256
    9.88%, due 08/15/2013                               2,600               3,023
  Hollinger Inc.-144A
    11.88%, due 03/01/2011                                655                 711
  Hollinger International Publishing
    Inc.-144A
    9.00%, due 12/15/2010                               2,000               2,125
  MediaNews Group, Inc.-144A
    6.88%, due 10/01/2013                               1,900               1,933
  Moore North America Finance,
    Inc.-144A
    7.88%, due 01/15/2011                                 845                 957
  Primedia Inc.
    8.88%, due 05/15/2011                               1,280               1,350
  Primedia Inc.-144A
    8.00%, due 05/15/2013                               2,000               2,040
  TransWestern Publishing Company LLC
    9.63%, due 11/15/2007                                 950                 983
Radio & Television Broadcasting (3.4%)
  Allbritton Communications Company
    7.75%, due 12/15/2012                               3,170               3,289
  CanWest Media Inc.
    10.63%, due 05/15/2011                                805                 920
    7.63%, due 04/15/2013                                 495                 542
  Emmis Communications Corporation (l)
    0.00%, due 03/15/2011                               2,606               2,414
  Granite Broadcasting Corporation
    10.38%, due 05/15/2005                                939                 940
  Granite Broadcasting
    Corporation-144A (b)
    9.75%, due 12/01/2010                               3,230               3,222
  Paxson Communications Corporation
    10.75%, due 07/15/2008 (b)                            850                 928
    0.00%, due 01/15/2009 (i)                           2,525               2,216
  Radio One, Inc.
    8.88%, due 07/01/2011                                 800                 882
  Spanish Broadcasting System, Inc.
    9.63%, due 11/01/2009                               3,485               3,719


                                                  Principal                Value
                                          -------------------------   ---------------
Radio & Television Broadcasting (continued)
  Videotron Ltee-144A
    6.88%, due 01/15/2014                        $      2,355         $     2,432
  Young Broadcasting Inc.
    8.50%, due 12/15/2008                               1,215               1,306
Railroads (0.2%)
  Kansas City Southern
    7.50%, due 06/15/2009                               1,105               1,133
  TFM, S.A. de C.V.
    12.50%, due 06/15/2012                                394                 449
Real Estate (0.3%)
  CBRE Escrow, Inc.-144A
    9.75%, due 05/15/2010                               1,620               1,798
  Forest City Enterprises, Inc.
    7.63%, due 06/01/2015                                 230                 244
Retail Trade (1.4%)
  Alimentation Couche-Tard Inc.-144A
    7.50%, due 12/15/2013                                 455                 477
  AmeriGas Partners, L.P.
    8.88%, due 05/20/2011                               1,810               1,991
  Cole National Group
    8.88%, due 05/15/2012                               1,885               2,017
  Cole National Group, Inc.
    8.63%, due 08/15/2007                               1,485               1,515
  Finlay Enterprises, Inc.
    9.00%, due 05/01/2008                               1,875               1,920
  Finlay Fine Jewelry Corporation
    8.38%, due 05/01/2008                               1,322               1,368
Rubber & Misc. Plastic Products (0.8%)
  Foamex L.P. (Foamex Capital Corporation)
    10.75%, due 04/01/2009                              1,780               1,695
  Formica Corporation (e)
    10.88%, due 03/01/2009                                100                  18
  Graham Packaging Holdings Company
    (GPC Capital Corp.)-144A
    8.75%, due 01/15/2008                               2,200               2,250
  Plastipak Holdings, Inc.
    10.75%, due 09/01/2011                                980               1,090
Social Services (0.5%)
  Kindercare Learning Centers, Inc.
    9.50%, due 02/15/2009                               3,485               3,537
Stone, Clay & Glass Products (2.0%)
  Hexcel Corporation
    9.88%, due 10/01/2008                                 470                 530
    9.75%, due 01/15/2009 (b)                           2,820               2,954
  Owens-Brockway Glass Container Inc.
    8.88%, due 02/15/2009                               3,230               3,541
    8.75%, due 11/15/2012                               2,300               2,562
    8.25%, due 05/15/2013                               3,120               3,350


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 9

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Principal                Value
                                                 -------------------------   --------------
Telecommunications (8.0%)
  Centennial Communications Corp.
    10.75%, due 12/15/2008 (b)                          $        175           $    185
    10.13%, due 06/15/2013                                     2,565              2,815
  Cincinnati Bell Inc.-144A
    7.25%, due 07/15/2013                                      1,230              1,292
    8.38%, due 01/15/2014                                        710                763
  Dobson Communications
    Corporation-144A (b)
    8.88%, due 10/01/2013                                      2,970              3,007
  Energis PLC (e)
    0.00%, due 06/15/2009                                         70                  1
  Esprit Telecom Group PLC
    10.88%, due 06/15/2008                                        15                 (d)
  FairPoint Communications, Inc.
    11.88%, due 03/01/2010                                       625                728
  Millicom International Cellular-Series 144A
    10.00%, due 12/01/2013                                     1,255              1,324
  Nextel Communications, Inc.
    7.38%, due 08/01/2015                                      8,515              9,154
  Qwest Capital Funding, Inc. (b)
    7.25%, due 02/15/2011                                      5,000              4,924
  Qwest Corporation-144A
    13.50%, due 12/15/2010                                     7,555              9,179
    9.13%, due 03/15/2012                                      2,800              3,213
  Rural Cellular Corporation (b)
    9.75%, due 01/15/2010                                      1,770              1,730
    9.88%, due 02/01/2010                                      2,255              2,402
  Time Warner Telecom Inc. (b)
    10.13%, due 02/01/2011                                     2,000              2,130
  Triton PCS, Inc.
    8.75%, due 11/15/2011 (b)                                  1,935              1,906
    8.50%, due 06/01/2013                                      1,365              1,467
  Western Wireless Corporation-Class A
    9.25%, due 07/15/2013                                      2,900              3,060
  WorldCom, Inc.
    7.50%, due 05/15/2011                                      9,775              3,275
Textile Mill Products (0.6%)
  Collins and Aikman Products
    10.75%, due 12/31/2011                                     2,092              2,055
  Interface, Inc. (b)
    10.38%, due 02/01/2010                                     1,763              1,864
Transportation & Public Utilities (0.8%)
  El Paso Production Holding Co.-144A
    7.75%, due 06/01/2013                                      4,105              4,042
  Plains All American Pipeline, L.P.
    7.75%, due 10/15/2012                                      1,105              1,275
Transportation Equipment (0.1%)
  Bombardier Recreational Products-144A
    8.38%, due 12/15/2013                                        760                794


                                                         Principal                Value
                                                 -------------------------   --------------
Trucking & Warehousing (0.5%)
  Iron Mountain Incorporated
    8.63%, due 04/01/2013                               $      1,585           $  1,712
    7.75%, due 01/15/2015                                      1,770              1,854
Variety Stores (0.1%)
  Dollar General Corporation
    8.63%, due 06/15/2010                                        390                438
Wholesale Trade Durable Goods (0.5%)
  Fisher Scientific International Inc.
    8.13%, due 05/01/2012                                      3,075              3,298
  Jorgensen (Earle M.) Company
    9.75%, due 06/01/2012                                        175                194
Wholesale Trade Nondurable Goods (0.5%)
  Pinnacle Foods, Inc.-144A
    8.25%, due 12/01/2013                                        310                321
  Roundy's, Inc.
    8.88%, due 06/15/2012                                      2,890              3,085
                                                                               ---------
Total Corporate Debt Securities (cost: $565,771)
                                                                                604,335
                                                                               ---------
CONVERTIBLE BONDS (0.1%)
Communication (0.0%)
  CSC Holdings, Inc.
    11.13%, due 04/01/2008                                       173                182
Telecommunications (0.1%)
  Jazztel PLC (e)
    12.00%, due 10/30/2012                                         9                  6
  Nextel Communications, Inc.
    5.25%, due 01/15/2010                                        400                406
                                                                               ---------
Total Convertible Bonds (cost: $629)
                                                                                    594
                                                                               ---------


                                                   Shares         Value
                                                  --------   ---------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
Communications Equipment (0.1%)
  Alamosa PCS Holdings, Inc.                       2,742      $     946
                                                              ---------
Total Convertible Preferred Stocks (cost: $0)                       946
                                                              ---------
PREFERRED STOCKS (0.0%)
Automotive (0.0%)
  Hayes Lemmerz International, Inc.                   12              1
Printing & Publishing (0.0%)
  Primedia Inc.-Series H                           1,400            127
Telecommunications (0.0%)
  NTL Europe, Inc.                                     2             (d)
                                                              ---------
Total Preferred Stocks (cost: $127)                                 128
                                                               --------
COMMON STOCKS (0.0%)
Automotive (0.0%)
  Hayes Lemmerz International, Inc. (a)            3,536            64
  Hayes Lemmerz International, Inc. (a)           80,000            (d)


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 10

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                             Shares         Value
                                            --------   --------------
Chemicals & Allied Products (0.0%)
  Sterling Chemicals, Inc.-warrants, (a)(m)
    Expires 12/31/2008                         183        $    (d)
  Sterling Chemicals, Inc. (a)                 113              3
Communication (0.0%)
  XM Satellite Radio Inc.-warrants,
    Expires 03/15/2010                          65              1
Fabricated Metal Products (0.0%)
  Oxford Automotive, Inc. (a)                   21              5
Industrial Machinery & Equipment (0.0%)
  Simonds Industries, Inc. (a)                 206              1
  Thermadyne Holdings
    Corporation-Series A-warrants,
    Expires 05/23/2004                         279             (d)
  Thermadyne Holdings
    Corporation-Series B-warrants,
    Expires 05/23/2006                         169             (d)
  Thermadyne Holdings Corporation (a)          177              2
Paper & Allied Products (0.0%)
  Pliant Corporation-warrants, Expires
    06/01/2010                                  40             (d)
Telecommunications (0.0%)
  Allstream Inc.-Class A                         4             (d)
  Allstream Inc.-Class B                       215             12
  CompleTel Europe NV (a)                      642             23
  GT Group Telecom Inc.-warrants,
    Expires 02/01/2010                         200             (d)
  ITC DeltaCom, Inc. (a)                     3,475             21
  Jazztel PLC (a)                           28,006             12
  NTL Incorporated (a)                       1,521            106
  VersaTel Telecom International NV (a)        972              2
                                                          -------
Total Common Stocks (cost: $499)                              252
                                                          -------


                                                     Principal                Value
                                             -------------------------   ---------------
SECURITY LENDING COLLATERAL (17.8%)
Debt (14.2%)
Bank Notes (0.7%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                           $        553         $     553
  Fleet National Bank
    1.00%, due 01/21/2004                                  2,075             2,075
  National Bank of Commerce
    1.19%, due 04/21/2004                                  1,729             1,729
Commercial Paper (3.6%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                  1,037             1,037
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                    689               689
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                  1,037             1,037


                                                     Principal                Value
                                             -------------------------   ---------------
Commercial Paper (continued)
    1.09%, due 01/13/2004                           $        692         $     692
    1.08%, due 02/05/2004                                  1,380             1,380
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                  1,724             1,724
    1.09%, due 01/09/2004                                  1,037             1,037
    1.08%, due 01/16/2004                                  1,377             1,377
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                  1,727             1,727
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                  1,726             1,726
    1.09%, due 02/06/2004                                  1,726             1,726
    1.10%, due 02/09/2004                                  1,008             1,008
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                  1,726             1,726
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                  1,037             1,037
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                  2,004             2,004
    1.08%, due 02/17/2004                                  3,451             3,451
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                    692               692
Euro Dollar Overnight (0.7%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                  3,458             3,458
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                    138               138
    1.08%, due 01/06/2004                                  1,314             1,314
Euro Dollar Terms (3.5%)
  Bank of Montreal
    1.06%, due 01/15/2004                                    675               675
    1.06%, due 02/17/2004                                  1,383             1,383
  Bank of Scotland
    1.06%, due 04/02/2004                                  1,037             1,037
  Citigroup Inc.
    1.10%, due 01/22/2004                                  1,037             1,037
    1.09%, due 02/06/2004                                  1,383             1,383
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                    692               692
  Den Danske Bank
    1.08%, due 01/20/2004                                  3,458             3,458
    1.02%, due 01/30/2004                                  1,729             1,729
  Royal Bank of Canada
    1.05%, due 02/27/2004                                  3,458             3,458
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                  2,075             2,075
    1.08%, due 01/15/2004                                    692               692
    1.08%, due 01/20/2004                                    346               346
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                    346               346


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 11

MFS High Yield

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal          Value
                                                   ---------------   ------------
Euro Dollar Terms (continued)
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                           $      2,075      $   2,075
  Wells Fargo & Company
    1.04%, due 01/30/2004                                  2,766          2,766
Master Notes (1.0%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                  1,383          1,383
    1.14%, due 09/08/2004                                  2,075          2,075
  Morgan Stanley
    1.05%, due 06/21/2004                                  3,319          3,318
Medium Term Notes (0.7%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                  3,458          3,457
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                  1,037          1,037
Repurchase Agreements (4.0%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $8,091 on 01/02/2004              8,091          8,091
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $10,995 on 01/02/2004            10,995         10,995
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,569 on 01/02/2004              6,569          6,569

                                                   Shares            Value
                                              ----------------   ------------
Investment Companies (3.6%)
Money Market Funds (3.6%)
  American AAdvantage Select Fund
    1-day yield 1.00%                             1,696,040       $   1,696
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                          4,141,008           4,141
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         18,006,471          18,006
                                                                  ---------
Total Security Lending Collateral (cost: $117,257)                  117,257
                                                                  ---------
Total Investment Securities (cost: $690,808)                      $ 730,218
                                                                  =========
SUMMARY:
  Investments, at value                               110.3 %     $ 730,218
  Liabilities in excess of other assets               (10.3)%       (67,922)
                                                 ----------       ---------
  Net assets                                          100.0 %     $ 662,296
                                                 ==========       =========

                FORWARD FOREIGN CURRENCY CONTRACTS:
-------------------------------------------------------------------
                                       Amount in     Net Unrealized
               Bought   Settlement    U.S. Dollars    Appreciation
Currency       (Sold)      Date      Bought (Sold)   (Depreciation)
------------- -------- ------------ --------------- ---------------
Euro Dollar     (195)   01/13/2004    $  (228)          $  (18)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $114,380.
(c) Cash collateral for the Repurchase Agreements, valued at $26,168, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d)  Value is less than $1.
(e)  Securities are currently in default on interest payments.
(f) Securities are stepbonds. Alamosa (Delaware), Inc. has a coupon rate 0.00% until 07/31/2005, thereafter the coupon rate will be 12.00%.
(g) Securities are stepbonds. J. Crew Intermediate LLC has a coupon rate 0.00% until 11/15/2005, thereafter the coupon rate will be 16.00%.
(h) Securities are stepbonds. JohnsonDiversey, Inc.has a coupon rate 0.00% until 05/15/2007, thereafter the coupon rate will be 10.67%.
(i) Securities are stepbonds. Paxson Communications Corporation has a coupon rate 0.00% until 01/15/2006, thereafter the coupon rate will be 12.25%.
(j) Securities are stepbonds. Telewest Communications PLC has a coupon rate 0.00% until 04/15/2004, thereafter the coupon rate will be 9.25%.
(k) Securities are stepbonds. XM Satellite Radio Holdings Inc. has a coupon rate 0.00% until 12/31/2005, thereafter the coupon rate will be 14.00%.
(l) Securities are stepbonds. Emmis Communications Corporation has a coupon rate 0.00% until 03/15/2006, thereafter the coupon rate will be 12.50%.
(m) Security value is determined in good faith in accordance with procedures by the Fund's Board of Directors. Securities are illiquid.

DEFINITIONS:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $148,475 or 22.42% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 12

MFS High Yield

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $690,808)
     (including $114,380 of securities loaned)                $730,218
  Cash                                                          36,872
  Foreign cash (cost: $6)                                            6
  Receivables:
     Interest                                                   12,911
     Dividends                                                       3
  Other                                                            103
                                                              ---------
                                                               780,113
                                                              ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  452
     Distribution fees                                               2
  Payable for collateral for securities on loan                117,257
  Unrealized depreciation on forward foreign
     currency contracts                                             18
  Other                                                             88
                                                              ---------
                                                               117,817
                                                              ---------
Net Assets                                                    $662,296
                                                              =========
Net Assets Consist of:
  Capital stock, 150,000 shares authorized ($.01 par value)   $    644
  Additional paid-in capital                                   580,594
  Undistributed net investment income (loss)                    39,742
  Undistributed net realized gain (loss) from investment
     securities and foreign currency transactions                1,921
  Net unrealized appreciation (depreciation) on:
     Investment securities                                      39,410
     Translation of assets and liabilities denominated in
       foreign currencies                                          (15)
                                                              ---------
Net Assets                                                    $662,296
                                                              =========
Shares Outstanding:
  Initial Class                                                 64,292
  Service Class                                                    123
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  10.28
  Service Class                                                  10.37

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $43,690
  Dividends                                                    16
  Income from loaned securities-net                           229
                                                          -------
                                                           43,935
                                                          -------
Expenses:
  Management and advisory fees                              4,060
  Transfer agent fees                                           2
  Printing and shareholder reports                             23
  Custody fees                                                 89
  Administration fees                                          20
  Legal fees                                                    6
  Auditing and accounting fees                                 12
  Directors fees                                               18
  Other                                                        15
  Service fees:
     Service Class                                              2
                                                          -------
  Total Expenses                                            4,247
                                                          -------
Net Investment Income (Loss)                               39,688
                                                          -------
Net Realized Gain (Loss) from:
  Investment securities                                     7,543
  Foreign currency transactions                               (61)
                                                          -------
                                                            7,482
                                                          -------
Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on:
  Investment securities                                    40,052
  Translation of assets and liabilities denominated in
     foreign currencies                                        (7)
                                                          -------
                                                           40,045
                                                          -------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                    47,527
                                                          -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $87,215
                                                          =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 13

MFS High Yield

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $ 39,688         $   6,110
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                               7,482            (3,291)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                        40,045             2,010
                                                      --------         ---------
                                                        87,215             4,829
                                                      --------         ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                      (6,088)           (2,283)
     Service Class                                          (1)                -
                                                      --------         ---------
                                                        (6,089)           (2,283)
                                                      --------         ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     407,988           251,640
     Service Class                                       6,089                 -
                                                      --------         ---------
                                                       414,077           251,640
                                                      --------         ---------
  Dividends and distributions reinvested:
     Initial Class                                       6,088             2,283
     Service Class                                           1                 -
                                                      --------         ---------
                                                         6,089             2,283
                                                      --------         ---------
  Cost of shares redeemed:
     Initial Class                                     (90,433)          (32,929)
     Service Class                                      (4,934)                -
                                                      --------         ---------
                                                       (95,367)          (32,929)
                                                      --------         ---------
                                                       324,799           220,994
                                                      --------         ---------
Net increase (decrease) in net assets                  405,925           223,540
                                                      --------         ---------
Net Assets:
  Beginning of year                                    256,371            32,831
                                                      --------         ---------
  End of year                                         $662,296         $ 256,371
                                                      ========         =========
Undistributed Net Investment
  Income (Loss)                                       $ 39,742         $   6,083
                                                      ========         =========


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                      44,087            28,846
     Service Class                                         618                 -
                                                      ----------       ---------
                                                        44,705            28,846
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         657               271
     Service Class                                           -                 -
                                                      ----------       ---------
                                                           657               271
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                      (9,513)           (3,747)
     Service Class                                        (495)                -
                                                      ----------       ---------
                                                       (10,008)           (3,747)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                           35,354            25,370
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               MFS High Yield 14

MFS High Yield

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    8.83     $   0.72        $    0.83      $    1.55
                12/31/2002         8.90         0.60            (0.43)          0.17
                12/31/2001         9.06         0.69            (0.34)          0.35
                12/31/2000        10.09         0.68            (1.18)         (0.50)
                12/31/1999         9.69         0.47             0.09           0.56
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003         9.48         0.50             0.42           0.92
--------------- ----------    ---------     --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions     of Year
                ------------ ---------- --------------- ------------
Initial Class    $   (0.10)      $ -      $   (0.10)     $   10.28
                     (0.24)        -          (0.24)          8.83
                     (0.51)        -          (0.51)          8.90
                     (0.53)        -          (0.53)          9.06
                     (0.16)        -          (0.16)         10.09
---------------  ---------       ---      ---------      ---------
Service Class        (0.03)        -          (0.03)         10.37
---------------  ---------       ---      ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           17.74%        $ 661,026        0.81%        0.81%            7.58%            64%
                12/31/2002            2.07           256,371        0.91         0.91             6.85             38
                12/31/2001            3.78            32,831        1.10         1.12             7.57             50
                12/31/2000           (5.18)           21,733        1.13         1.14             7.87             57
                12/31/1999            5.82            20,015        1.22         1.27             7.07             77
--------------- ----------           -----         ---------        ----         ----             ----             --
Service Class   12/31/2003            9.74             1,270        1.03         1.03             7.45             64
--------------- ----------           -----         ---------        ----         ----             ----             --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-June 1, 1998
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               MFS High Yield 15

MFS High Yield

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. MFS High Yield ("the Fund"), part of ATSF, began operations as Endeavor High Yield Portfolio, a part of the Endeavor Series Trust, on June 1, 1998. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $98 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                MFS High Yield 16

MFS High Yield

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds):

                                             Net           % of
                                           Assets       Net Assets
                                        ------------   -----------
Asset Allocation-Conservative
  Portfolio                             $ 109,464           17%
Asset Allocation-Moderate Growth
  Portfolio                               126,194           19%
Asset Allocation-Moderate Portfolio       208,796           32%
Select+ Conservative                          570            0%
Select+ Growth & Income                       516            0%
                                                            --
                                                            68%
                                                            ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.775% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit implemented on January 1, 2003:

    1.08% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               MFS High Yield 17

MFS High Yield

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

insurance companies for provid-ing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $23. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 646,949
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  303,815
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                             $ (4)
     Undistributed net investment income (loss)               60
     Undistributed net realized capital gains (loss)         (56)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 2,283
       Long-term capital gains              -
     2003 Distributions paid from:
       Ordinary income                  6,089
       Long-term capital gains              -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                   $ 42,778
                                                     ========
     Undistributed Long-term Capital Gains           $      -
                                                     ========
     Capital Loss Carryforward                       $      -
                                                     ========
     Post October Currency Loss                      $    (20)
                                                     ========
     Post October Capital Loss                       $   (447)
                                                     ========
     Net Unrealized Appreciation (Depreciation)      $ 39,038
                                                     ========

The capital loss carryforward utilized during the period December 31, 2003, was $4,612.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $691,180
                                                    ========
     Unrealized Appreciation                        $ 43,100
     Unrealized (Depreciation)                        (4,062)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 39,038
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               MFS High Yield 18

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of MFS High Yield

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MFS High Yield (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               MFS High Yield 19

Munder Net50

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

Internet and technology stocks continued their strong performance from the fourth quarter of 2002 into 2003. The fundamental drivers of the share price movement were strong and accelerating. Further, revenue and earnings estimates continued to improve.

Broadband adoption continued in 2003 both domestically and internationally. While we are still a long way from saturation, we are moving rapidly toward 30% domestic broadband penetration. This should be a key milestone for the Internet as broadband drives usage growth and draws the attention of advertisers.

Going forward we believe the strength of online advertising to continue to accelerate. Yahoo! Inc. ("Yahoo"), on their quarterly call, indicated that they expect better than 25% growth in 2004. While Yahoo takes at least their share of this renewed interest in advertising, we believe that other companies will participate in the resurgence in optimism that the online media can deliver a branded and targeted message.

PERFORMANCE

For the year ended December 31, 2003, Munder Net50 returned 66.60%. By comparison, its primary benchmark, the Standard and Poor's 500 Composite Stock Index and its secondary benchmark, the Inter@active Week Internet Index returned 28.67% and 73.12%, respectively.

STRATEGY REVIEW

The key driver for revenues on the Web is usage, specifically broadband usage. We are pleased that both telecommunication and cable companies are engaged in a healthy competition for the consumer. Yahoo and SBC Communications Inc. offer a branded broadband offering at only $26.95 per month. Dial up pricing is also hotly contested by companies such as United Online, Inc. The growth in usage is not only domestic, but also international. Both Europe and the Asia Pacific have demonstrated strong dialup and broadband growth. eMarketer, Inc. is estimating there will be 30 million broadband households domestically with an additional 87 million internationally.

This growing population of increasingly broadband connected Internet users provides a fertile environment for businesses. Where once we counted page-views and eyeballs, we can now turn our analytic abilities to the more traditional study of income statement analysis.

Companies engaged in e-commerce saw accelerating growth into and through the holiday season. Consumers are looking to the online marketplace not only because it is convenient, but also there are perceived cost savings available. According to eMarketer.com online commerce should grow to more than $110 billion dollars domestically in 2004. Companies are starting to become aware of the impact online marketing has on offline commerce. Jupiter Research Ltd. predicts that in 2004, the Internet will influence fully 20% or $352 billion dollars of retail sales. As a testament to the growing popularity of online shopping, eBay, Inc. is now the largest used car dealer on the planet.

Advertising is the second revenue stream to be aware of when looking at online companies. Analysts are looking for 20% growth or better in 2004. We believe this type of growth will continue for the next several years as the disparity between media consumption habits and the allocation of advertising dollars closes. In 2004 U.S. Bancorp is looking for $8.1 billion dollars in online advertising spending, a 21% increase over 2003. This should approximate something less than 2% of all advertising dollars domestically. Media consumption online represents 15% and online media influences 20% of all commerce. Clearly there is some room for growth in 2004 and beyond.

It is important for investors to recognize that subscription revenues are increasingly a growing part of the investment case for Internet companies. Yahoo announced on their 4th quarter call that they had increased their paying subscribers 120% during 2003 to 4.9 million. While this is less than 2% of unique visitors it is their fastest growing category of Yahoo user metrics.

These metrics provide an attractive backdrop for investing in online companies. The impact of the emerging digital economy is undeniable. A quick look at the transformation going on in recruiting, digital media and the travel industry will reveal companies like Monster Worldwide, Inc., Apple Computer, Inc. and InterActiveCorp completely unseating the incumbents of entire industries. We believe this transformation will continue over the next several decades until companies are measured not only by their balance sheets and income statements but also by how they deploy technology and embrace their employees, suppliers and consumers.


/s/ Paul T. Cook
Paul T. Cook
Portfolio Manager
Munder Capital Management


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 1

Munder Net50

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/3/99 through 12/31/03

                    Initial Class           S&P 500           Inter@active

   5/3/99             $10,000               $10,000             $10,000
  6/30/99              10,700                10,306               9,415
  9/30/99              10,090                 9,663               9,728
 12/31/99              11,782                11,100              17,260
  3/31/00              12,295                11,354              18,708
  6/30/00              12,159                11,053              14,910
  9/30/00              12,226                10,946              15,128
 12/31/00              11,709                10,090               8,417
  3/31/01              10,870                 8,895               5,042
  6/30/01              11,881                 9,415               5,689
  9/30/01               6,298                 8,034               3,081
 12/31/01               8,733                 8,892               4,394
  3/31/02               7,716                 8,916               3,637
  6/30/02               5,443                 7,723               2,470
  9/30/02               4,307                 6,389               1,889
 12/31/02               5,379                 6,928               2,498
  3/31/03               5,639                 6,709               2,527
  6/30/03               7,717                 7,742               3,361
  9/30/03               8,150                 7,947               3,594
 12/31/03               8,961                 8,913               4,324

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From        Inception
                     1 year       Inception        Date
                  -----------   -------------   ----------
Initial Class         66.60%         (2.33)%      5/3/99
S&P 500(1)            28.67%         (2.43)%      5/3/99
IIX(1)                73.12%        (16.43)%      5/3/99
----                  -----         ------        ------
Service Class             -          39.39%       5/1/03
---------------       -----         ------        ------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index and Inter@active Week Internet (IIX) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. For the S&P 500 Index only, Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http:// www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Munder Net50 had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

Investing in Internet-related businesses involves special risks, including aggressive product pricing, short product cycles, product obsolescence and high price volatility due to a rapidly changing technology.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 2

Munder Net50

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
                                               --------------------   --------------
COMMON STOCKS (94.7%)
Business Services (22.2%)
  Akamai Technologies, Inc. (a)                         9,500            $   102
  aQuantive, Inc. (a)                                  27,000                277
  Ask Jeeves, Inc. (a)(b)                              19,600                355
  Bankrate, Inc. (a)                                   11,300                140
  Ctrip.com International, Ltd.-ADR (a)                 1,500                 51
  Digital Insight Corporation (a)                      87,600              2,181
  DoubleClick Inc. (a)                                239,600              2,450
  eBay Inc. (a)                                        65,000              4,198
  FindWhat.com (a)(b)                                   8,200                154
  Getty Images, Inc. (a)                               43,700              2,192
  Monster Worldwide, Inc. (a)(b)                      168,500              3,700
  NetEase.com, Inc.-ADR (a)(b)                         13,800                509
  Websense, Inc. (a)(b)                                17,800                520
Communications Equipment (0.5%)
  Nokia Oyj-ADR                                        18,600                316
  QUALCOMM Incorporated (b)                             1,800                 97
Computer & Data Processing Services (30.1%)
  Check Point Software Technologies, Ltd. (a)          97,300              1,637
  Groupe Wanadoo SA (a)                                26,700                219
  Internet Security Systems, Inc. (a)                  11,900                224
  lastminute.com plc (a)                              199,000                792
  Macromedia, Inc. (a)                                 10,000                178
  Micromuse Inc. (a)                                   64,700                446
  Microsoft Corporation                               122,400              3,371
  MicroStrategy Incorporated-Class A (a)                   54                  3
  MicroStrategy Incorporated-warrants,
    Expires 06/24/2007                                     35                 (e)
  Network Associates, Inc. (a)                         19,600                295
  Oracle Corporation (a)                              164,100              2,166
  Red Hat, Inc. (a)                                    85,300              1,601
  SINA Corporation (a)(b)                              14,300                483
  Sohu.com Inc. (a)(b)                                 11,300                339
  SportsLine.com, Inc. (a)                             98,700                125
  Symantec Corporation (a)(b)                           7,600                263
  TIBCO Software Inc. (a)                             116,700                790
  T-Online International AG (a)(b)                     15,700                204
  United Online, Inc. (a)(b)                           49,538                832
  VeriSign, Inc. (a)                                  160,900              2,623
  VERITAS Software Corporation (a)                     34,919              1,298
  webMethods, Inc. (a)                                 53,500                490
  Yahoo! Inc. (a)                                      98,000              4,427
Computer & Office Equipment (14.2%)
  Apple Computer, Inc. (a)                             40,100                857
  Cisco Systems, Inc. (a)                             120,000              2,915
  Dell Computer Corporation (a)                        56,900              1,932
  EMC Corporation (a)                                 118,600              1,532

                                                      Shares               Value
                                               --------------------   --------------
Computer & Office Equipment (continued)
  Extreme Networks, Inc. (a)                           65,400            $   472
  Lexmark International Group, Inc. (a)(b)             17,500              1,376
  NetScreen Technologies, Inc. (a)                     27,300                676
  Network Appliance, Inc. (a)(b)                       35,900                737
  SurfControl PLC (a)                                  16,400                220
Educational Services (0.6%)
  University of Phoenix Online (a)                      6,800                469
Electronic Components & Accessories (0.1%)
  Applied Micro Circuits Corporation (a)               15,700                 94
Holding & Other Investment Offices (0.7%)
  InterDitgital Communications
    Corporation (a)                                    25,200                520
Management Services (1.0%)
  DiamondCluster International, Inc.-
    Class A (a)                                        48,400                494
  Harris Interactive Inc. (a)                          27,600                229
Motion Pictures (6.6%)
  CNET Networks, Inc. (a)                             170,400              1,162
  Macrovision Corporation (a)                           6,700                151
  Netflix, Inc. (a)(b)                                 20,800              1,138
  Time Warner Inc. (a)                                140,600              2,529
Retail Trade (4.4%)
  1-800-FLOWERS.COM, Inc. (a)                         109,300              1,209
  Amazon.com, Inc. (a)(b)                              20,600              1,084
  Autobytel, Inc. (a)(b)                               60,000                545
  priceline.com Incorporated (a)(b)                    15,400                276
  RedEnvelope, Inc. (a)(b)                             12,000                200
Savings Institutions (0.9%)
  Bank United Corp.-litigation rights                     600                 (e)
  NetBank, Inc.                                        48,400                646
Security & Commodity Brokers (5.7%)
  Ameritrade Holding Corporation-
    Class A (a)(b)                                    150,200              2,113
  E*TRADE Group, Inc. (a)                             171,700              2,172
Transportation & Public Utilities (6.2%)
  ebookers PLC (a)                                     42,200                299
  InterActiveCorp-warrants,
    Expires 02/04/2009                                    652                 28
  InterActiveCorp (a)(b)                              119,227              4,045
  Orbitz, Inc.-Class A (a)(b)                          14,100                327
Wholesale Trade Durable Goods (1.5%)
  Digital River, Inc. (a)(b)                           52,600              1,162
                                                                         --------
Total Common Stocks (cost: $60,851)
                                                                          71,657
                                                                         --------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 3

Munder Net50

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                          Principal              Value
                                                    ---------------------   ---------------
SHORT-TERM OBLIGATIONS (5.3%)
  Investor's Bank & Trust Company (d)
    0.72%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,041 on 01/02/2004            $     4,041        $    4,041
                                                                            ----------
Total Short-Term Obligations (cost: $4,041)                                      4,041
                                                                            ----------
SECURITY LENDING COLLATERAL (23.0%)
Debt (18.3%)
Bank Notes (0.9%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                         82                82
  Fleet National Bank
    1.00%, due 01/21/2004                                        308               308
  National Bank of Commerce
    1.19%, due 04/21/2004                                        257               257
Commercial Paper (4.7%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                        154               154
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                        102               102
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                        154               154
    1.09%, due 01/13/2004                                        103               103
    1.08%, due 02/05/2004                                        205               205
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                        256               256
    1.09%, due 01/09/2004                                        154               154
    1.08%, due 01/16/2004                                        204               204
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                        256               256
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        256               256
    1.09%, due 02/06/2004                                        256               256
    1.10%, due 02/09/2004                                        150               150
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        256               256
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                        154               154
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        298               298
    1.08%, due 02/17/2004                                        512               512
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                        103               103
Euro Dollar Overnight (1.0%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        513               513
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         21                21
    1.08%, due 01/06/2004                                        195               195


                                                          Principal              Value
                                                    ---------------------   ---------------
Euro Dollar Terms (4.5%)
  Bank of Montreal
    1.06%, due 01/15/2004                                $       100        $      100
    1.06%, due 02/17/2004                                        205               205
  Bank of Scotland
    1.06%, due 04/02/2004                                        154               154
  Citigroup Inc.
    1.10%, due 01/22/2004                                        154               154
    1.09%, due 02/06/2004                                        205               205
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                        103               103
  Den Danske Bank
    1.08%, due 01/20/2004                                        513               513
    1.02%, due 01/30/2004                                        257               257
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        513               513
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        308               308
    1.08%, due 01/15/2004                                        103               103
    1.08%, due 01/20/2004                                         51                51
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                         51                51
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        308               308
  Wells Fargo & Company
    1.04%, due 01/30/2004                                        411               411
Master Notes (1.3%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                        205               205
    1.14%, due 09/08/2004                                        308               308
  Morgan Stanley
    1.05%, due 06/21/2004                                        493               493
Medium Term Notes (0.9%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        513               513
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                        154               154
Repurchase Agreements (5.0%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,202 on 01/02/2004                  1,202             1,202
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,634 on 01/02/2004                  1,634             1,634
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $975 on 01/02/2004                      975               975


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 4

Munder Net50

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares         Value
                                              ------------   -----------
Investment Companies (4.7%)
Money Market Funds (4.7%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                         251,825      $    252
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         614,849           615
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                       2,673,565         2,674
                                                              --------
Total Security Lending Collateral (cost: $17,410)               17,410
                                                              --------
Total Investment Securities (cost: $82,302)                   $ 93,108
                                                              ========


SUMMARY:
  Investments, at value                          123.0 %     $  93,108
  Liabilities in excess of other assets          (23.0)%       (17,417)
                                                 -----       ---------
  Net assets                                     100.0 %     $  75,691
                                                 =====       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $16,700.
(c) Cash collateral for the Repurchase Agreements, valued at $3,885, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, repurchase agreements are collateralized by $22,142 Fannie Mae ARM-313915 (4.14%, due 10/01/2024) with a market value and accrued interest of $4,243.
(e)  Value is less than $1.

DEFINITIONS:
ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 5

Munder Net50

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $82,302)
     (including $16,700 of securities loaned)                   $93,108
  Cash                                                               52
  Receivables:
     Investment securites sold                                        5
     Interest                                                         1
  Other                                                              12
                                                                --------
                                                                 93,178
                                                                --------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                    60
     Distribution fees                                                1
  Payable for collateral for securities on loan                  17,410
  Other                                                              16
                                                                --------
                                                                 17,487
                                                                --------
Net Assets                                                      $75,691
                                                                ========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)      $    91
  Additional paid-in capital                                     73,369
  Accumulated net investment income (loss)                           (2)
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                (8,573)
  Net unrealized appreciation (depreciation) on investment
     securities                                                  10,806
                                                                ---------
Net Assets                                                      $75,691
                                                                =========
Shares Outstanding:
  Initial Class                                                   9,050
  Service Class                                                      91
Net Asset Value and Offering Price Per Share:
  Initial Class                                                 $  8.28
  Service Class                                                    8.28

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                              $     8
  Dividends                                                  23
  Income from loaned securities-net                          12
     Less withholding taxes on foreign dividends             (1)
                                                        -------
                                                             42
                                                        -------
Expenses:
  Management and advisory fees                              304
  Transfer agent fees                                         2
  Printing and shareholder reports                           15
  Custody fees                                               12
  Administration fees                                        21
  Auditing and accounting fees                               10
  Directors fees                                              1
  Service fees:
     Service Class                                            1
                                                        -------
  Total expenses                                            366
  Less:
     Advisory fee waiver                                    (27)
                                                        -------
  Net expenses                                              339
                                                        -------
Net Investment Income (Loss)                               (297)
                                                        -------
Net Realized Gain (Loss) from:
  Investment securities                                  (3,202)
  Foreign currency transactions                             (20)
                                                        -------
                                                         (3,222)
                                                        -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  14,888
                                                        -------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                  11,666
                                                        -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                       $11,369
                                                        =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 6

Munder Net50

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $  (297)            $   (80)
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                           (3,222)             (2,811)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                      14,888              (2,243)
                                                    -------             -------
                                                     11,369              (5,134)
                                                    -------             -------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                        -                   -
     Service Class                                        -                   -
                                                    -------             -------
                                                          -                   -
                                                    -------             -------
  From net realized gains:
     Initial Class                                        -                   -
     Service Class                                        -                   -
                                                    -------             -------
                                                          -                   -
                                                    -------             -------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                   68,245              15,952
     Service Class                                    1,228                   -
                                                    -------             -------
                                                     69,473              15,952
                                                    -------             -------
  Dividends and distributions reinvested:
     Initial Class                                        -                   -
     Service Class                                        -                   -
                                                    -------             -------
                                                          -                   -
                                                    -------             -------
  Cost of shares redeemed:
     Initial Class                                   (18,214)            (8,467)
     Service Class                                     (533)                  -
                                                    --------            -------
                                                     (18,747)            (8,467)
                                                    --------            -------
                                                     50,726               7,485
                                                    --------            -------
Net increase (decrease) in net assets                62,095               2,351
                                                    --------            -------
Net Assets:
  Beginning of year                                  13,596              11,245
                                                    --------            -------
  End of year                                       $75,691             $13,596
                                                    =======             =======
Accumulated Net Investment
  Income (Loss)                                     $    (2)            $     -
                                                    =======             =======

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                    9,279               2,811
     Service Class                                      160                   -
                                                     --------          --------
                                                      9,439               2,811
                                                     --------          --------
  Shares issued-reinvested from distributions:
     Initial Class                                        -                   -
     Service Class                                        -                   -
                                                     --------          --------
                                                          -                   -
                                                     --------          --------
  Shares redeemed:
     Initial Class                                   (2,965)             (1,468)
     Service Class                                      (69)                  -
                                                     --------          --------
                                                     (3,034)             (1,468)
                                                     --------          --------
Net increase (decrease) in shares
  outstanding                                         6,405               1,343
                                                     ========          ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 7

Munder Net50

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003     $  4.97     $   (0.06)        $   3.37       $   3.31
                12/31/2002        8.07         (0.05)           (3.05)         (3.10)
                12/31/2001       10.88             -            (2.76)         (2.76)
                12/31/2000       11.25          0.08            (0.14)         (0.06)
                12/31/1999       10.00          0.03             1.74           1.77
--------------- ----------     -------     ----------        --------       --------
Service Class   12/31/2003        5.94         (0.06)            2.40           2.34
--------------- ----------     -------     ----------        --------       --------

                For a share outstanding throughout each period (a)
                ---------------------------------------------------
                             Distributions
                ----------------------------------------
                                                          Net Asset
                  From Net     From Net                    Value,
                 Investment    Realized       Total          End
                   Income       Gains     Distributions   of Period
                ------------ ----------- --------------- ----------
Initial Class    $       -    $       -     $       -     $   8.28
                         -            -             -         4.97
                     (0.05)           -         (0.05)        8.07
                     (0.26)       (0.05)        (0.31)       10.88
                     (0.52)           -         (0.52)       11.25
---------------  ---------    ---------     ---------     --------
Service Class            -            -             -         8.28
---------------  ---------    ---------     ---------     --------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           66.60%         $ 74,941        1.00%        1.08%           (0.88)%           29%
                12/31/2002          (38.41)           13,596        1.00         1.77            (0.92)            52
                12/31/2001          (25.42)           11,245        1.00         1.72             0.05            208
                12/31/2000           (0.62)            6,451        1.00         2.44             0.71            110
                12/31/1999           17.82             2,783        1.00         5.57             0.50            341
--------------- ----------          ------          --------        ----         ----            -----            ---
Service Class   12/31/2003           39.39               750        1.25         1.38            (1.14)            29
--------------- ----------          ------          --------        ----         ----            -----            ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 3, 1999
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 8

Munder Net50

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Munder Net50 ("the Fund"), part of ATSF, began operations on May 3, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $5 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 9

Munder Net50

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, if any, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                  Net          % of
                                                 Assets     Net Assets
                                               ---------   -----------
Asset Allocation-Conservative Portfolio        $1,724            2%
Asset Allocation-Growth Portfolio               6,839            9%
Asset Allocation-Moderate Portfolio             6,772            9%
Asset Allocation-Moderate Growth Portfolio     11,246           15%
                                                                --
                                                                35%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.90% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                      Advisory Fee       Available for
                         Waived        Recapture Through
                     --------------   ------------------
Fiscal Year 2001          $ 80            12/31/2004
Fiscal Year 2002            44            12/31/2005
Fiscal Year 2003            27            12/31/2006

Plan of Distribution fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Munder Net50 10

Munder Net50

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 55,990
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   9,099
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (315)
     Undistributed net investment income (loss)             295
     Undistributed net realized capital gains (loss)         20

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                    $      -
                                                      ========
     Undistributed Long-term Capital Gains            $      -
                                                      ========
     Capital Loss Carryforward                        $ (8,229)
                                                      ========
     Post October Capital Loss                        $     (1)
                                                      ========
     Net Unrealized Appreciation (Depreciation)       $ 10,463
                                                      ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     2,061   December 31, 2009
       2,914   December 31, 2010
       3,254   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                          $ 82,645
                                                     ========
     Unrealized Appreciation                         $ 11,557
     Unrealized (Depreciation)                         (1,094)
                                                     --------
     Net Unrealized Appreciation (Depreciation)      $ 10,463
                                                     ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Munder Net50 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Munder Net50

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Munder Net50 (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Munder Net50 12

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

The year 2003 brought many encouraging signs of an improving global economy as well as impressive gains for U.S. stock markets. Skepticism was prevalent during the start of the year due to rising energy prices, talk of war and weak economic data. However, the release of strong first quarter earnings reports combined with a quick end to major combat in Iraq helped propel the stock market forward. Massive monetary and fiscal stimulus acted as economic adrenaline, fending off recession relapse, boosting the financial system, driving corporate profits higher and pulling stock prices with them. It appears that corporate managements are more optimistic now that customers are willing to spend and this confidence has translated into an increase in the number of companies providing improved financial outlooks. Only a year ago many of these companies were still reducing their level of forward-looking statements. And although the year did not end as strong as some would have hoped, it certainly did well enough to cap a very favorable investing year.

PERFORMANCE

For the year ended December 31, 2003, PBHG Mid Cap Growth returned 28.08%. By comparison its benchmark, the Russell Midcap Growth Index ("Russell Midcap") returned 42.71%.

STRATEGY REVIEW

While the portfolio posted a solid gain for the year, it underperformed compared to its benchmark. It was the first time in three years that the Russell Midcap outperformed its value counterpart for a calendar year. Technology was the strongest performing sector in 2003 for both the Russell Midcap and the portfolio. The portfolio's technology weighting increased substantially during the year, due to a combination of stock performance appreciation and new investments. Some strong performing holdings in technology included SanDisk Corporation and OmniVision Technologies, Inc. We were overweight to the benchmark in this sector for most of the year due to our belief that a technology spending recovery was and remains underway, which should create incremental growth opportunities; however, poor stock selection caused the sector to detract from portfolio performance overall. Mercury Computer Systems, Inc. and Websense, Inc. were among those technology holdings that hurt performance during the year relative to the benchmark.

The health care sector made significant positive contributions to the portfolio's overall performance for the year. Also a sizeable weighting for the portfolio, we had several strong stock selections in this area. Our top performers in health care were Coventry Healthcare, Inc. and Gilead Sciences, Inc. Within the sector, we believe that managed care, pharmacy benefit managers and the specialty pharmaceutical areas have the best earnings outlook for the foreseeable future. Unfortunately, we also held some poor health care selections such as LifePoint Hospitals, Inc. and Accredo Health, Incorporated, which led the sector to underperform overall relative to the benchmark.

The movement by investors into more cyclically oriented stocks over the course of the year was evident by the strong performance of the consumer cyclical sector for the benchmark. Our underweight position combined with the poor performance of some our selections in this area caused us to underperform the benchmark. The reverse can be said about the services sector, in which our overweight position contributed substantial gains to the portfolio throughout the year. Several long-time holdings including education company, Career Education Corporation helped the portfolio to outperform the benchmark in this sector.

/s/ Michael S. Sutton
Michael S. Sutton

/s/ Peter J. Niedland
Peter J. Niedland
Co-Portfolio Managers
Pilgrim Baxter & Associates, Ltd.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PBHG Mid Cap Growth 1

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/3/99 through 12/31/03

                         Initial Class        Russell Midcap Growth

  5/3/99                  $10,000                   $10,000
 6/30/99                   11,090                    10,561
 9/30/99                   11,750                    10,032
12/31/99                   17,799                    13,992
 3/31/00                   21,089                    16,947
 6/30/00                   21,841                    15,692
 9/30/00                   23,332                    16,088
12/31/00                   15,239                    12,348
 3/31/01                    9,562                     9,251
 6/30/01                   11,576                    10,747
 9/30/01                    8,287                     7,760
12/31/01                    9,765                     9,860
 3/31/02                    9,177                     9,686
 6/30/02                    8,217                     7,917
 9/30/02                    6,921                     6,557
12/31/02                    6,993                     7,158
 3/31/03                    6,892                     7,157
 6/30/03                    7,924                     8,499
 9/30/03                    8,480                     9,107
12/31/03                    8,957                    10,215

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From        Inception
                     1 year       Inception        Date
                  -----------   -------------   ----------
Initial Class         28.08%         (2.34)%      5/3/99
Russell MCG(1)        42.71%          0.46 %      5/3/99
---------------       -----          -----        ------
Service Class             -          23.15 %      5/1/03
---------------       -----          -----        ------

NOTES

(1) The Russell Midcap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 2

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                              Shares                Value
                                                      ----------------------   ---------------
COMMON STOCKS (92.1%)
Apparel & Accessory Stores (3.7%)
  Chico's FAS, Inc. (a)(b)                                     57,200          $   2,114
  Hot Topic, Inc. (a)                                          43,100              1,270
  Pacific Sunwear of California, Inc. (a)                      35,250                744
  Ross Stores, Inc. (b)                                        44,000              1,163
Automotive Dealers & Service Stations (1.0%)
  O'Reilly Automotive, Inc. (a)                                39,000              1,496
Business Services (0.5%)
  Ask Jeeves, Inc. (a)(b)                                      43,000                779
Communications Equipment (0.9%)
  ADTRAN, Inc.                                                 44,000              1,364
Computer & Data Processing Services (14.7%)
  Adobe Systems Incorporated                                   35,900              1,411
  Anteon International Corporation (a)                         38,500              1,388
  CACI International Inc.-Class A (a)                          30,500              1,483
  Citrix Systems, Inc. (a)                                     39,000                827
  Cognizant Technology Solutions
    Corporation (a)                                            61,500              2,807
  Cognos Incorporated (a)                                      79,500              2,434
  Network Associates, Inc. (a)                                 61,000                917
  PeopleSoft, Inc. (a)                                        142,200              3,242
  Siebel Systems, Inc. (a)                                    111,500              1,547
  Sonus Networks, Inc. (a)                                    104,300                789
  Symantec Corporation (a)(b)                                 123,000              4,262
Computer & Office Equipment (5.9%)
  Emulex Corporation (a)(b)                                    74,700              1,993
  Foundry Networks, Inc. (a)                                   84,000              2,298
  Juniper Networks, Inc. (a)(b)                                60,500              1,130
  Network Appliance, Inc. (a)(b)                               84,000              1,725
  Polycom, Inc. (a)                                            23,000                449
  SanDisk Corporation (a)                                      10,600                648
  Symbol Technologies, Inc.                                    20,900                353
Construction (1.2%)
  Chicago Bridge & Iron Company NV-
    NY Shares                                                  44,000              1,272
  Jacobs Engineering Group Inc. (a)                            10,000                480
Drug Stores & Proprietary Stores (1.5%)
  Omnicare, Inc.                                               54,500              2,201
Educational Services (5.5%)
  Apollo Group, Inc.-Class A (a)                               11,250                765
  Career Education Corporation (a)                             64,634              2,590
  Corinthian Colleges, Inc. (a)                                44,838              2,491
  University of Phoenix Online (a)                             30,100              2,075
Electronic Components & Accessories (14.4%)
  Broadcom Corporation-Class A (a)(b)                          82,300              2,806
  Cypress Semiconductor Corporation (a)(b)                     73,500              1,570

                                                              Shares                Value
                                                      ----------------------   ---------------
Electronic Components & Accessories (continued)
  Intersil Corporation-Class A                                 32,400          $     805
  Jabil Circuit, Inc. (a)                                      56,700              1,605
  Linear Technology Corporation                                37,800              1,590
  Marvell Technology Group Ltd. (a)                            77,300              2,932
  Microchip Technology Incorporated                            58,500              1,952
  OmniVision Technologies, Inc. (a)(b)                         22,500              1,243
  QLogic Corporation (a)(b)                                    57,100              2,946
  Silicon Laboratories Inc. (a)(b)                             38,500              1,664
  Vishay Intertechnology, Inc. (a)(b)                          74,500              1,706
Environmental Services (1.1%)
  Stericycle, Inc. (a)(b)                                      33,400              1,560
Furniture & Home Furnishings Stores (1.5%)
  Cost Plus, Inc. (a)                                          14,900                611
  Williams-Sonoma, Inc. (a)(b)                                 44,500              1,547
Health Services (2.9%)
  Caremark Rx, Inc. (a)(b)                                     26,400                669
  Lincare Holdings Inc. (a)                                    25,800                775
  Odyssey HealthCare, Inc. (a)(b)                              51,375              1,503
  Select Medical Corporation                                   81,000              1,319
Industrial Machinery & Equipment (4.5%)
  Lam Research Corporation (a)(b)                              63,700              2,058
  Varian Semiconductor Equipment
    Associates, Inc. (a)                                       37,500              1,638
  Zebra Technologies Corporation-Class A (a)                   42,600              2,827
Instruments & Related Products (1.9%)
  Avid Technology, Inc. (a)                                    32,500              1,560
  Cognex Corporation                                           44,500              1,257
Insurance (0.7%)
  AMERIGROUP Corporation (a)                                   13,300                567
  Everest Re Group, Ltd.                                        5,600                474
Leather & Leather Products (1.8%)
  Coach, Inc. (a)                                              70,000              2,642
Management Services (2.3%)
  Corporate Executive Board Company
    (The) (a)                                                  71,500              3,337
Medical Instruments & Supplies (5.0%)
  DENTSPLY International Inc.                                  32,900              1,486
  ResMed Inc. (a)                                              34,300              1,425
  Respironics, Inc. (a)                                        18,600                839
  St. Jude Medical, Inc. (a)                                   12,000                736
  Varian Medical Systems, Inc. (a)                             40,500              2,799
Pharmaceuticals (6.7%)
  AmerisourceBergen Corporation (b)                            11,200                629
  Celgene Corporation (a)                                      41,500              1,868
  Integra LifeSciences Holdings
    Corporation (a)                                            12,500                358


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                PBHG Mid Cap Growth 3

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares        Value
                                                --------   -------------
Pharmaceuticals (continued)
  Invitrogen Corporation (a)(b)                 37,200     $    2,604
  Martek Biosciences Corp. (a)(b)               10,500            682
  Medicines Company (The) (a)(b)                18,000            530
  Taro Pharmaceutical Industries Ltd. (a)       27,000          1,742
  Techne Corporation (a)                        32,500          1,228
Radio & Television Broadcasting (0.2%)
  Univision Communications Inc.-Class A (a)      9,000            357
Research & Testing Services (1.1%)
  Affymetrix, Inc. (a)(b)                       43,000          1,058
  Gen-Probe Incorporated (a)                    15,800            576
Restaurants (1.9%)
  Applebee's International, Inc.                36,500          1,433
  Cheesecake Factory Incorporated (The) (a)     28,600          1,259
Retail Trade (7.1%)
  Barnes & Noble, Inc. (a)                      36,100          1,186
  CDW Corporation (b)                           35,000          2,022
  PETCO Animal Supplies, Inc. (a)               41,000          1,248
  PETsMART, Inc.                                44,500          1,059
  Schein (Henry), Inc. (a)                      25,000          1,690
  Staples, Inc. (a)                             45,500          1,242
  Tiffany & Co.                                 39,500          1,785
Savings Institutions (2.3%)
  New York Community Bancorp, Inc. (b)          85,766          3,263
Variety Stores (0.6%)
  Family Dollar Stores, Inc.                    25,900            929
Water Transportation (0.3%)
  Royal Caribbean Cruises Ltd.                  12,400            431
Wholesale Trade Nondurable Goods (0.9%)
  Tractor Supply Company (a)                    35,300          1,373
                                                           ----------
Total Common Stocks (cost: $111,103)                          133,507
                                                           ----------

                                                           Principal               Value
                                                    -----------------------   ---------------
SHORT-TERM OBLIGATIONS (7.4%)
  Investor's Bank & Trust Company (d)
    0.72%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $10,727 on 01/02/2004            $     10,727        $  10,727
                                                                              ---------
Total Short-Term Obligations (cost: $10,727)                                     10,727
                                                                              ---------
SECURITY LENDING COLLATERAL (23.7%)
Debt (18.9%)
Bank Notes (0.9%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                          162              162
  Fleet National Bank
    1.00%, due 01/21/2004                                          607              607
  National Bank of Commerce
    1.19%, due 04/21/2004                                          506              506

                                                           Principal               Value
                                                    -----------------------   ---------------
Commercial Paper (4.9%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                 $        304        $     304
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                          202              202
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                          304              304
    1.09%, due 01/13/2004                                          202              202
    1.08%, due 02/05/2004                                          404              404
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                          505              505
    1.09%, due 01/09/2004                                          304              304
    1.08%, due 01/16/2004                                          403              403
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                          506              506
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                          505              505
    1.09%, due 02/06/2004                                          505              505
    1.10%, due 02/09/2004                                          295              295
  Jupiter Securitization
    Corporation-144A
    1.08%, due 02/02/2004                                          505              505
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                          304              304
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                          587              587
    1.08%, due 02/17/2004                                        1,011            1,011
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                          202              202
Euro Dollar Overnight (1.0%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        1,012            1,012
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                           40               40
    1.08%, due 01/06/2004                                          385              385
Euro Dollar Terms (4.7%)
  Bank of Montreal
    1.06%, due 01/15/2004                                          198              198
    1.06%, due 02/17/2004                                          405              405
  Bank of Scotland
    1.06%, due 04/02/2004                                          304              304
  Citigroup Inc.
    1.10%, due 01/22/2004                                          304              304
    1.09%, due 02/06/2004                                          405              405
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                          202              202
  Den Danske Bank
    1.08%, due 01/20/2004                                        1,012            1,012
    1.02%, due 01/30/2004                                          506              506


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                PBHG Mid Cap Growth 4

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Principal          Value
                                                    ---------------   ------------
Euro Dollar Terms (continued)
  Royal Bank of Canada
    1.05%, due 02/27/2004                              $    1,012      $   1,012
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                     607            607
    1.08%, due 01/15/2004                                     202            202
    1.08%, due 01/20/2004                                     101            101
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                     101            101
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                     607            607
  Wells Fargo & Company
    1.04%, due 01/30/2004                                     810            810
Master Notes (1.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                     405            405
    1.14%, due 09/08/2004                                     607            607
  Morgan Stanley
    1.05%, due 06/21/2004                                     972            972
Medium Term Notes (0.9%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                   1,013          1,013
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                     304            304

                                                       Principal          Value
                                                    ---------------   ------------
Repurchase Agreements (5.1%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,370 on 01/02/2004          $    2,370      $   2,370
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,220 on 01/02/2004               3,220          3,220
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,925 on 01/02/2004               1,925          1,925

                                                   Shares          Value
                                              ---------------   -----------
Investment Companies (4.8%)
Money Market Funds (4.8%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           496,615       $     497
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         1,212,522           1,213
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         5,272,449           5,272
                                                                 ---------
Total Security Lending Collateral (cost: $34,334)                   34,334
                                                                 ---------
Total Investment Securities (cost: $156,164)                     $ 178,568
                                                                 =========
SUMMARY:
  Investments, at value                              123.2 %     $ 178,568
  Liabilities in excess of other assets              (23.2)%       (33,636)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 144,932
                                                 =========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $33,308.
(c) Cash collateral for the Repurchase Agreements, valued at $7,662, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, repurchase agreements are collateralized by $37,413 Fannie Mae ARM-654444 (5.54%, due 07/01/2032) with a market value and accrued interest of $11,263.

DEFINITIONS:
ARM  Adjustable Rate Mortgage
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 5

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $156,164)
     (including $33,308 of securities loaned)                $178,568
  Cash                                                             52
  Receivables:
     Investment securites sold                                  1,157
     Interest                                                       1
     Dividends                                                     10
  Other                                                            29
                                                             --------
                                                              179,817
                                                             --------
Liabilities:
  Investment securities purchased                                 388
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 115
     Due to advisor                                                 9
  Payable for collateral for securities on loan                34,334
  Other                                                            39
                                                             --------
                                                               34,885
                                                             --------
Net Assets                                                   $144,932
                                                             ========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    164
  Additional paid-in capital                                  311,741
  Undistributed net investment income (loss)                        -
  Accumulated net realized gain (loss) from investment
     securities                                              (189,377)
  Net unrealized appreciation (depreciation) on investment
     securities                                                22,404
                                                             --------
Net Assets                                                   $144,932
                                                             ========
Shares Outstanding:
  Initial Class                                                16,327
  Service Class                                                    56
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $   8.85
  Service Class                                                  8.83

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $    31
  Dividends                                                167
  Income from loaned securities-net                         55
     Less withholding taxes on foreign dividends            (1)
                                                       ----------
                                                           252
                                                       ---------
Expenses:
  Management and advisory fees                           1,084
  Transfer agent fees                                        2
  Printing and shareholder reports                          67
  Custody fees                                              26
  Administration fees                                       20
  Legal fees                                                 2
  Auditing and accounting fees                              10
  Directors fees                                             4
  Recaptured expenses                                        9
  Other                                                      2
                                                       ---------
  Total expenses                                         1,226
                                                       ---------
Net Investment Income (Loss)                              (974)
                                                       ---------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       11,624
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            18,735
                                                       ---------
Net Gain (Loss) on Investment Securities                30,359
                                                       ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      $ 29,385
                                                       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 6

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $   (974)         $    (897)
  Net realized gain (loss) from
     investment securities                             11,624            (33,553)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        18,735             (5,780)
                                                     --------          ---------
                                                       29,385            (40,230)
                                                     --------          ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                          -                  -
     Service Class                                          -                  -
                                                     --------          ---------
                                                            -                  -
                                                     --------          ---------
  From net realized gains:
     Initial Class                                          -                  -
     Service Class                                          -                  -
                                                     --------          ---------
                                                            -                  -
                                                     --------          --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     64,244            111,794
     Service Class                                        505                  -
                                                     --------          ---------
                                                       64,749            111,794
                                                     --------          ---------
  Dividends and distributions reinvested:
     Initial Class                                          -                  -
     Service Class                                          -                  -
                                                     --------          ---------
                                                            -                  -
                                                     --------          ---------
  Cost of shares redeemed:
     Initial Class                                    (51,977)          (108,042)
     Service Class                                        (40)                 -
                                                     --------          ---------
                                                      (52,017)          (108,042)
                                                     --------          --------
                                                       12,732              3,752
                                                     --------          --------
Net increase (decrease) in net assets                  42,117            (36,478)
                                                     --------          --------
Net Assets:
  Beginning of year                                   102,815            139,293
                                                     --------          --------
  End of year                                        $144,932          $ 102,815
                                                     ========          =========
Undistributed Net Investment
  Income (Loss)                                      $      -          $       -
                                                     ========          =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                     8,381              13,604
     Service Class                                        60                   -
                                                     -------           ---------
                                                       8,441              13,604
                                                     -------           ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         -                   -
     Service Class                                         -                   -
                                                     -------           ---------
                                                           -                   -
                                                     -------           ---------
  Shares redeemed:
     Initial Class                                    (6,926)            (13,161)
     Service Class                                        (4)                  -
                                                     -------           ---------
                                                      (6,930)            (13,161)
                                                     -------           ---------
Net increase (decrease) in shares
  outstanding                                          1,511                 443
                                                     =======           =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 7

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    6.91    $   (0.06)        $   2.00       $   1.94
                12/31/2002         9.65        (0.06)           (2.68)         (2.74)
                12/31/2001        15.06        (0.05)           (5.36)         (5.41)
                12/31/2000        17.75        (0.03)           (2.46)         (2.49)
                12/31/1999        10.00        (0.03)            7.83           7.80
--------------- ----------    ---------    ---------         --------       --------
Service Class   12/31/2003         7.17        (0.06)            1.72           1.66
--------------- ----------    ---------    ---------         --------       --------

                For a share outstanding throughout each period (a)
                --------------------------------------------------
                             Distributions
                ---------------------------------------
                                                         Net Asset
                  From Net    From Net                    Value,
                 Investment   Realized       Total          End
                   Income       Gains    Distributions   of Period
                ------------ ---------- --------------- ----------
Initial Class     $      -       $ -       $      -      $   8.85
                         -         -              -          6.91
                         -         -              -          9.65
                     (0.20)        -          (0.20)        15.06
                     (0.05)        -          (0.05)        17.75
---------------   --------       ---       --------      --------
Service Class            -         -              -          8.83
---------------   --------       ---       --------      --------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           28.08%        $ 144,438        1.00%        1.00%           (0.79)%         202%
                12/31/2002          (28.39)          102,815        1.00         1.05            (0.78)          175
                12/31/2001          (35.92)          139,293        1.00         1.08            (0.47)          177
                12/31/2000          (14.39)          217,307        0.92         0.92            (0.14)          133
                12/31/1999           78.00            37,201        1.00         1.40            (0.30)          156
--------------- ----------          ------         ---------        ----         ----            -----           ---
Service Class   12/31/2003           23.15               494        1.25         1.25            (1.08)          202
--------------- ----------          ------         ---------        ----         ----            -----           ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 3, 1999
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized. The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.01%.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PBHG Mid Cap Growth 8

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. PBHG Mid Cap Growth ("the Fund"), part of ATSF, began operations on May 3, 1999.

The fund will merge into Transamerica Growth Opportunities effective as of the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $24 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 9

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $91 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.90% of the first $100 million of ANA
      0.80% of ANA over $100 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

      1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                          Increase in Total
                     Expenses Recovered      Expenses to
                         by Advisor       Average Net Assets
                    -------------------- -------------------
Recovered in 2003            $ 9                 0.01%

                    Advisory Fee     Available for
                       Waived      Recapture Through
                   -------------- ------------------
Fiscal Year 2001        $ 109         12/31/2004
Fiscal Year 2002           57         12/31/2005

Plan of Distribution fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 10

PBHG Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $5. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 234,271
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  232,049
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (974)
     Undistributed net investment income (loss)             974
     Undistributed net realized capital gains (loss)          -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (189,114)
                                                    ===========
     Post October Loss                              $         -
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $    22,140
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

  Capital Loss
  Carryforward    Available through
---------------- ------------------
$     156,269    December 31, 2009
       32,845    December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $8,190.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $156,428
                                                    ========
     Unrealized Appreciation                        $ 23,810
     Unrealized (Depreciation)                        (1,670)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 22,140
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
PBHG Mid Cap Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Mid Cap Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG Mid Cap Growth 12

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
NWQ Investment Management Company, Inc.:
The U.S. stock market turned decisively bullish in 2003, breaking its three-year streak of negative returns. The heightened enthusiasm for stocks was generated by compelling valuations early in the year, increases in earnings, and confidence in the strength and sustainability of the current economic expansion. All of the major market indices posted 25 percent plus gains for the year, notwithstanding a slow start and negative index returns for the first quarter of 2003. Small capitalization stocks significantly outperformed large capitalization stocks for the year, while the large capitalization growth and value indices appreciated almost equally.

Although stock valuations are no longer the bargains they were leading up to the Iraq War nine months ago, market sentiment has improved with lessened geopolitical uncertainty and a broadening global economic recovery. U.S. corporate earnings have recovered from their recessionary lows as increased revenue growth is being leveraged against tight cost controls, flexibility in the labor markets, and decreased capital costs.

Pilgrim Baxter & Associates, Ltd.:
The twelve-month period ended December 31, 2003 began with fluctuations in stock prices, as uncertainty about the direction of the economy combined with concerns over international tensions to create a volatile environment. But overall the year saw many changes across the political and economic landscapes that served to fuel a dramatic rally in the U.S. equity markets. During the year, the United States and its allies took military action against Iraq and ousted the regime of Saddam Hussein. Despite growing concern over the slow moving reconstruction process, the American public was relieved to hear in December that U.S. forces had captured the ever-elusive Saddam. On the home front, investor optimism received further impetus when Congress passed a $350 billion tax cut and the Federal Reserve Board ("Fed") trimmed short-term rates by another quarter percentage point, bringing rates to 45-year lows. During the final quarter of the year, the Fed reported that economic expansion had increased and consumer spending was still going strong, although the job market continued to remain weak. Despite lingering concerns about the sustainability of economic recovery and stock market rally, stocks ended 2003 with a bang, with the Dow Jones Industrial Average, NASDAQ Composite Stock Index and Standard and Poor's 500 Composite Stock Index ("S&P 500") all posting two year highs.

The rally during the second half of the year tended to be dominated by what we consider to be more speculative stocks, notably from the technology sector. While our stock selection for the PBHG portion of the portfolio tended to be good, we were underweight relative to technology and other cyclical sectors. We continue to focus on what we believe are high quality companies that generate strong cash flows, have healthy balance sheets and strong prospects for stable earnings growth. Our lack of exposure to what we consider lower quality issues proved to be a handicap to performance in the technology sector as we believe investors have been speculating over which stocks will benefit most from an economic recovery, bidding up their prices to levels that we consider overdone. We believe this emphasis resulted in most of the underperformance of the PBHG portion relative to the S&P 500 for the period.

PERFORMANCE
For the year ended December 31, 2003, PBHG/NWQ Value Select returned 29.78%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW
NWQ Investment Management Company, Inc.:
Gains for the full year were led by significant contributions from the technology and financial holdings. For the most recent quarter, performance results benefited from the market's strong rotation into energy stocks, as well as several portfolio positions in finance, technology, and food products.

Energy stocks appreciated as compelling valuations attracted investor attention and commodity prices remained resilient. With oil prices remaining stubbornly above $30 and recently trading above the pre-Iraq War highs, Wall Street analysts have begun to raise target equilibrium prices for crude oil from the low to the mid $20's or higher.

Continued strength in the housing market benefited many mortgage-related stocks, which have been exceptional performers all year. We opportunistically added to our existing mortgage-related holdings, Fannie Mae, Countrywide Credit Industries, Inc., IndyMac Bancorp, Inc., and MGIC Investment Corporation, throughout the year.

In the technology sector, improving business conditions and renewed investor interest contributed to strong gains for many industry groups within this market segment. We increased our investment in the sector during the early part of 2003 and reduced it later following strong performance.

Pilgrim Baxter & Associates, Ltd.:
Throughout the year, we maintained our disciplined approach, focusing on what we believe are better quality companies with stable earnings outlooks. We tended to emphasize industries such


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 1

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
STRATEGY REVIEW (continued)

as energy, health care, consumer staples and financial services, with our most noteworthy overweight positions in health care and consumer staples. At the same time, we underweighted technology. This strategy was not rewarded in the rally that began in March and continued through most of the year, but we believe it offers the best opportunity to be successful in the long term. Despite the fact that we have found a number of good performers within the technology sector, we believe the overall valuations of many technology companies and other more speculative areas of the market have risen to excessive levels.

Early in the year, our emphasis on consumer staples and health care stocks supported performance. Our consumer staples selections continued to perform well as the year progressed, with companies such as ConAgra Foods, Inc. and Sara Lee Corporation gaining strongly. Our health care holdings were volatile throughout the period but some strong stock selection and our overweight position relative to the benchmark proved to be one of the primary drivers of performance. In particular, Aetna Inc. ("Aetna") and Bristol-Myers Squibb Co. ("Bristol-Myers") both posted strong results. Aetna benefited from some favorable pricing trends and some restructuring throughout the year. Bristol-Myers bounced back nicely from a difficult 2002 as they put some challenging inventory issues behind them.

The biggest disappointment during the first three quarters of the year was in our energy position. These stocks lagged the market, despite rising oil and natural gas prices and strong operating results from industry leaders. Although our energy position detracted from performance during most of the period, we saw the tide turn in the fourth quarter as our holdings in this sector boosted performance. As oil and natural gas prices continue to remain stubbornly high, energy holdings that had some of the best growth profiles and earnings, seemed to have finally caught investors' favor.

/s/ Raymond J. McCaffrey
Raymond J. McCaffrey
Portfolio Manager
Pilgrim Baxter Associates, Ltd.

/s/ E. C. Friedel
E. C. Friedel
Portfolio Manager
NWQ Investment Management Company, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003
                            PBHG/NWQ Value Select 2

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/96 through 12/31/03

                     Initial Class            S&P 500

   5/1/96              $10,000                $10,000
  6/30/96               10,077                  9,469
  9/30/96               10,624                  8,891
 12/31/96               11,319                  7,755
  3/31/97               11,441                  7,970
  6/30/97               12,979                  6,830
  9/30/97               14,182                 14,906
 12/31/97               14,153                 15,334
  3/31/98               15,552                 17,471
  6/30/98               15,028                 18,048
  9/30/98               12,331                 16,256
 12/31/98               13,477                 19,716
  3/31/99               13,736                 20,698
  6/30/99               15,966                 22,156
  9/30/99               13,659                 20,774
 12/31/99               14,548                 23,864
  3/31/00               15,539                 24,411
  6/30/00               14,810                 23,764
  9/30/00               15,600                 23,533
 12/31/00               16,758                 21,693
  3/31/01               16,548                 19,123
  6/30/01               17,259                 20,241
  9/30/01               15,521                 17,272
 12/31/01               16,455                 19,117
  3/31/02               17,343                 19,170
  6/30/02               15,685                 16,603
  9/30/02               12,442                 13,736
 12/31/02               14,117                 14,894
  3/31/03               13,230                 14,424
  6/30/03               15,780                 16,644
  9/30/03               16,179                 17,084
 12/31/03               18,321                 19,163

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                   From       Inception
                     1 year        5 years      Inception       Date
                  -----------   ------------   -----------   ----------
Initial Class         29.78%         6.33 %        8.22%       5/1/96
S&P 500(1)            28.67%        (0.57)%        8.85%       5/1/96
---------------       -----         -----         -----        ------
Service Class             -             -         28.03%       5/1/03
---------------       -----         -----         -----        ------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 3

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)


                                                           Shares               Value
                                                    --------------------   --------------
COMMON STOCKS (92.2%)
Aerospace (1.5%)
  Northrop Grumman Corporation (b)                          60,000         $   5,736
Chemicals & Allied Products (1.8%)
  du Pont (E.I.) de Nemours and Company                    149,800             6,874
Commercial Banks (6.9%)
  Citigroup Inc.                                           268,000            13,009
  Morgan Chase & Co. (J.P.)                                366,700            13,469
Communication (4.8%)
  Liberty Media Corporation-Class A (a)                    900,000            10,701
  Viacom, Inc.-Class A                                     178,100             7,884
Computer & Data Processing Services (5.4%)
  Computer Associates International, Inc. (b)              500,000            13,670
  Microsoft Corporation                                    253,700             6,987
Computer & Office Equipment (3.6%)
  Cisco Systems, Inc. (a)                                  280,000             6,801
  Hewlett-Packard Company                                  305,100             7,008
Electronic & Other Electric Equipment (1.9%)
  General Electric Company                                 230,700             7,147
Food & Kindred Products (6.0%)
  Altria Group, Inc.                                       181,100             9,856
  ConAgra Foods, Inc.                                      238,000             6,281
  Sara Lee Corporation (b)                                 325,000             7,056
Health Services (6.2%)
  HCA Inc.                                                 410,000            17,614
  Tenet Healthcare Corporation (a)                         382,300             6,136
Instruments & Related Products (4.0%)
  Agilent Technologies, Inc. (a)                           275,000             8,041
  Raytheon Company                                         240,360             7,220
Insurance (4.1%)
  Aon Corporation                                          390,000             9,337
  MGIC Investment Corporation                              110,000             6,263
Insurance Agents, Brokers & Service (2.0%)
  Hartford Financial Services Group, Inc. (The)            130,000             7,674
Metal Mining (2.7%)
  Barrick Gold Corporation (b)                             450,000            10,220
Mortgage Bankers & Brokers (3.8%)
  Countrywide Credit Industries, Inc.                      193,333            14,664
Oil & Gas Extraction (10.4%)
  Anadarko Petroleum Corporation                           146,900             7,493
  ConocoPhillips                                           233,300            15,297
  Kerr-McGee Corporation                                   180,000             8,368
  Transocean Inc. (a)                                      375,000             9,004
Paper & Allied Products (2.3%)
  Kimberly-Clark Corporation                               150,000             8,864


                                                           Shares               Value
                                                    --------------------   --------------
Petroleum Refining (3.6%)
  ChevronTexaco Corporation                                 64,200         $   5,546
  Exxon Mobil Corporation                                  204,100             8,368
Pharmaceuticals (5.5%)
  Bristol-Myers Squibb Co.                                 232,300             6,644
  Merck & Co., Inc.                                        139,600             6,450
  Pfizer Inc.                                              225,000             7,949
Savings Institutions (2.6%)
  IndyMac Bancorp, Inc. (b)                                340,000            10,129
Telecommunications (5.8%)
  AT&T Corp. (b)                                           374,500             7,602
  SBC Communications Inc.                                  316,400             8,249
  Sprint Corporation (FON Group)                           260,000             4,269
  Telephone and Data Systems, Inc.                          34,100             2,133
U.S. Government Agencies (7.3%)
  Fannie Mae                                               276,100            20,724
  Freddie Mac                                              128,300             7,482
                                                                           ---------
Total Common Stocks (cost: $298,938)                                         354,219
                                                                           ---------


                                                       Principal         Value
                                                    --------------   ------------
SHORT-TERM OBLIGATIONS (7.6%)
  Investor's Bank & Trust Company (d)
    0.72%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $29,378 on 01/02/2004      $    29,378      $  29,378
                                                                     ---------
Total Short-Term Obligations (cost: $29,378)                            29,378
                                                                     ---------
SECURITY LENDING COLLATERAL (10.9%)
Debt (8.7%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                           $       198      $     198
  Fleet National Bank
    1.00%, due 01/21/2004                                   743            743
  National Bank of Commerce
    1.19%, due 04/21/2004                                   619            619
Commercial Paper (2.2%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                   371            371
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                   247            247
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                   371            371
    1.09%, due 01/13/2004                                   248            248
    1.08%, due 02/05/2004                                   494            494
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                   617            617
    1.09%, due 01/09/2004                                   371            371
    1.08%, due 01/16/2004                                   494            494


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                PBHG/NWQ Value Select 4

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                            Principal               Value
                                                    ------------------------   ---------------
Commercial Paper (continued)
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                  $       618         $     618
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                          584               584
    1.09%, due 02/06/2004                                          618               618
    1.10%, due 02/09/2004                                          396               396
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                          618               618
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                          371               371
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                          718               718
    1.08%, due 02/17/2004                                        1,236             1,236
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                          248               248
Euro Dollar Overnight (0.5%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        1,238             1,238
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                           50                50
    1.08%, due 01/06/2004                                          470               470
Euro Dollar Terms (2.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                          242               242
    1.06%, due 02/17/2004                                          495               495
  Bank of Scotland
    1.06%, due 04/02/2004                                          371               371
  Citigroup Inc.
    1.10%, due 01/22/2004                                          371               371
    1.09%, due 02/06/2004                                          496               496
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                          248               248
  Den Danske Bank
    1.08%, due 01/20/2004                                        1,238             1,238
    1.02%, due 01/30/2004                                          619               619
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        1,238             1,238
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                          743               743
    1.08%, due 01/15/2004                                          248               248
    1.08%, due 01/20/2004                                          124               124
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                          124               124
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                          743               743
  Wells Fargo & Company
    1.04%, due 01/30/2004                                          991               991


                                                            Principal               Value
                                                    ------------------------   ---------------
Master Notes (0.7%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                  $       495         $     495
    1.14%, due 09/08/2004                                          743               743
  Morgan Stanley
    1.05%, due 06/21/2004                                        1,189             1,189
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        1,238             1,238
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                          371               371
Repurchase Agreements (2.3%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,897 on 01/02/2004                    2,897             2,897
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,937 on 01/02/2004                    3,937             3,937
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,352 on 01/02/2004                    2,352             2,352

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (2.2%)
Money Market Funds (2.2%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           607,347      $     607
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         1,482,882         1,483
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         6,448,061         6,448
                                                                ---------
Total Security Lending Collateral (cost: $41,989)                 41,989
                                                                ---------
Total Investment Securities (cost: $370,305)                    $425,586
                                                                =========
SUMMARY:
  Investments, at value                              110.7 %    $425,586
  Liabilities in excess of other assets              (10.7)%     (41,296)
                                                 ---------      ---------
  Net assets                                         100.0 %    $384,290
                                                 =========      =========



The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 5

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $40,265.
(c) Cash collateral for the Repurchase Agreements, valued at $9,371, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, collateral for repurchase agreements excluding collateral for securities on loan is as follows:

                                                       Market Value
Collateral                                         and Accrued Interest
-----------------------------------------------   ---------------------
  $25,000 Fannie Mae Floating Rate Note
   Series 2002-W6-Class 2F
   1.54%, due 06/25/2042                                 $ 16,937
  $3,385 SBA-505506
   4.38%, due 04/25/2014                                    2,678
  $13,166 Fannie Mae-Conventional Pool #671018
   5.50%, due 01/01/2033                                   11,232
                                                         --------
                                                         $ 30,847
                                                         ========

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 6

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $370,305)
     (including $40,265 of securities loaned)                $425,586
  Cash                                                            104
  Receivables:
     Interest                                                       2
     Dividends                                                    867
  Other                                                            36
                                                             ---------
                                                              426,595
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 269
     Distribution fees                                              1
  Payable for collateral for securities on loan                41,989
  Other                                                            46
                                                             ---------
                                                               42,305
                                                             ---------
Net Assets                                                   $384,290
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    257
  Additional paid-in capital                                  319,612
  Undistributed net investment income (loss)                    4,185
  Undistributed net realized gain (loss) from
     investment securities                                      4,955
  Net unrealized appreciation (depreciation) on
     investment securities                                     55,281
                                                             ---------
Net Assets                                                   $384,290
                                                             =========
Shares Outstanding:
  Initial Class                                                25,604
  Service Class                                                    61
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  14.97
  Service Class                                                 15.06

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $     41
  Dividends                                              6,800
  Income from loaned securities-net                         35
     Less withholding taxes on foreign dividends           (36)
                                                      --------
                                                         6,840
                                                      --------
Expenses:
  Management and advisory fees                           2,524
  Transfer agent fees                                        2
  Printing and shareholder reports                          45
  Custody fees                                              32
  Administration fees                                       20
  Legal fees                                                 4
  Auditing and accounting fees                              10
  Directors fees                                            12
  Other                                                      6
  Service fees:
     Service Class                                           1
                                                      --------
  Total expenses                                         2,656
                                                      --------
Net Investment Income (Loss)                             4,184
                                                      --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       17,606
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            65,852
                                                      --------
Net Gain (Loss) on Investment Securities                83,458
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 87,642
                                                      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 7

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $  4,184          $   2,653
  Net realized gain (loss) from
     investment securities                             17,606            (10,728)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        65,852            (19,339)
                                                     --------          ---------
                                                       87,642            (27,414)
                                                     --------          ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                     (2,653)            (1,667)
     Service Class                                          -                  -
                                                     --------          ---------
                                                       (2,653)            (1,667)
                                                     --------          ---------
  From net realized gains:
     Initial Class                                          -             (5,140)
     Service Class                                          -                  -
                                                     --------          ---------
                                                            -             (5,140)
                                                     --------          ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    111,588            153,715
     Service Class                                        892                  -
                                                     --------          ---------
                                                      112,480            153,715
                                                     --------          ---------
  Dividends and distributions reinvested:
     Initial Class                                      2,653              6,807
     Service Class                                          -                  -
                                                     --------          ---------
                                                        2,653              6,807
                                                     --------          ---------
  Cost of shares redeemed:
     Initial Class                                    (57,904)           (49,832)
     Service Class                                        (80)                 -
                                                     --------          ---------
                                                      (57,984)           (49,832)
                                                     --------          ---------
                                                       57,149            110,690
                                                     --------          ---------
Net increase (decrease) in net assets                 142,138             76,469
                                                     --------          ---------
Net Assets:
  Beginning of year                                   242,152            165,683
                                                     --------          ---------
  End of year                                        $384,290          $ 242,152
                                                     ========          =========
Undistributed Net Investment
  Income (Loss)                                      $  4,185          $   2,654
                                                     ========          =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                     9,291              12,332
     Service Class                                        67                   -
                                                     ---------         ---------
                                                       9,358              12,332
                                                     ---------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                       205                 568
     Service Class                                         -                   -
                                                     ---------         ---------
                                                         205                 568
                                                     ---------         ---------
  Shares redeemed:
     Initial Class                                    (4,713)             (3,841)
     Service Class                                        (6)                  -
                                                     ----------        ---------
                                                      (4,719)             (3,841)
                                                     ---------         ---------
Net increase (decrease) in shares
  outstanding                                          4,844               9,059
                                                     =========         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 8

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   11.63     $   0.17         $   3.28       $   3.45
                12/31/2002        14.09         0.18            (2.17)         (1.99)
                12/31/2001        14.37         0.15            (0.41)         (0.26)
                12/31/2000        12.77         0.15             1.78           1.93
                12/31/1999        12.12         0.10             0.85           0.95
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        11.77         0.11             3.19           3.30
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.11)   $       -    $   (0.11)     $   14.97
                     (0.12)       (0.35)       (0.47)         11.63
                     (0.02)           -        (0.02)         14.09
                     (0.18)       (0.15)       (0.33)         14.37
                     (0.10)       (0.20)       (0.30)         12.77
---------------  ---------    ---------    ---------      ---------
Service Class        (0.01)           -        (0.01)         15.06
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           29.78%        $ 383,372        0.84%        0.84%            1.33%           145%
                12/31/2002          (14.21)          242,152        0.89         0.89             1.40            200
                12/31/2001           (1.81)          165,683        0.94         0.94             1.07             31
                12/31/2000           15.19           144,818        0.88         0.88             1.10             46
                12/31/1999            7.95           137,158        0.90         0.90             0.77             34
--------------- ----------          ------         ---------        ----         ----             ----            ---
Service Class   12/31/2003           28.03               918        1.10         1.10             1.19            145
--------------- ----------          ------         ---------        ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 1996
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PBHG/NWQ Value Select 9

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. PBHG/NWQ Value Select ("the Fund"), part of ATSF, began operations on May 1, 1996.

The Fund will acquire BlackRock Large Cap Value effective as of the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $15 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 10

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $353 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio       $ 13,542           4%
Asset Allocation-Growth Portfolio               39,942          10%
Asset Allocation-Moderate Growth Portfolio      64,859          17%
Asset Allocation-Moderate Portfolio             40,952          11%
                                                                --
                                                                42%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 11

PBHG/NWQ Value Select

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $13. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 445,991
  U.S. Government                                       28,796
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  421,089
  U.S. Government                                       12,074

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 4,103
       Long-term capital gains          2,703
     2003 Distributions paid from:
       Ordinary income                  2,653
       Long-term capital gains              -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                   $ 11,676
                                                     ========
     Undistributed Long-term Capital Gains           $      -
                                                     ========
     Capital Loss Carryforward                       $      -
                                                     ========
     Post October Capital Loss                       $ (1,703)
                                                     ========
     Net Unrealized Appreciation (Depreciation)      $ 54,449
                                                     ========

The capital loss carryforward utilized during the period ended December 31, 2003 was $8,837.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $371,137
                                                    =========
     Unrealized Appreciation                        $ 55,924
     Unrealized (Depreciation)                        (1,475)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 54,449
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 12

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of PBHG/NWQ Value Select

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG/NWQ Value Select (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            PBHG/NWQ Value Select 13

PIMCO Total Return

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

Bonds gained ground in 2003 despite volatile interest rates, led by higher yielding corporate and emerging market assets. Although Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. Yields moved lower through the first half of the year as deflation risks dominated the news and were the primary drivers of the market's view of future Federal Reserve Board ("Fed") policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage-refinancing boom sustained consumption, leading to 8.2% annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 43 basis points for the full period. Inflation was well behaved even in the face of surging commodity prices and a falling U.S. dollar helping to mitigate the rise in interest rates.

PERFORMANCE

For the year ended December 31, 2003, PIMCO Total Return returned 4.90%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index returned 4.10%.

STRATEGY REVIEW

Active management across a wide spectrum of strategies -- "rolling down" a steep yield curve, select mortgages and corporates, Treasury Inflation-Indexed Securities ("TIPS"), municipals, Eurozone issues and emerging markets -- added value amid volatile markets in 2003. Given the steep yield curve, we took advantage of the "roll down," or price appreciation of bonds that were revalued at lower yields over the course of 2003.

Interest rate strategies were modestly positive for the year; on the whole, an above index duration hurt as rates rose, but was positively offset by a favorable maturity focus that benefited the portfolio as a rather steep yield curve flattened modestly.

A corporate underweight was negative as profits and margins improved but positive security selection of energy, pipeline, and telecommunication issuers mitigated this impact. Despite the mortgage sector's underperformance for 2003, positive security selection helped strengthen returns as we kept the portfolio's allocation near its benchmark. Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates. Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. Non-U.S. exposure, mainly to Eurozone issues, had minimal impact as rates rose comparably in major developed markets. Finally, modest currency exposure to the euro and Yen helped returns as the dollar fell amid concern about the U.S. trade deficit.

/s/ William H. Gross
William H. Gross
Portfolio Manager
Pacific Investment Management Company LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PIMCO Total Return 1

PIMCO Total Return

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/02 through 12/31/03

                                              LB Aggregate
                      Initial Class            Bond Index

  5/1/02               $10,000                 $10,000
 6/30/02                10,040                  10,172
 9/30/02                10,380                  10,638
12/31/02                10,620                  10,806
 3/31/03                10,780                  10,956
 6/30/03                11,060                  11,230
 9/30/03                11,060                  11,214
12/31/03                11,140                  11,249

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                   From       Inception
                    1 year      Inception       Date
                  ----------   -----------   ----------
Initial Class         4.90%        6.70%       5/1/02
LBAB(1)               4.10%        7.30%       5/1/02
-----                 ----         ----        ------
Service Class            -         2.14%       5/1/03
---------------       ----         ----        ------

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PIMCO Total Return 2

PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                               Principal                Value
                                       -------------------------   ---------------
U.S. GOVERNMENT OBLIGATIONS (5.0%)
  U.S. Treasury Inflation Index
    3.50%, due 01/15/2011                      $    1,116          $   1,254
    3.38%, due 01/15/2012                          17,702             19,808
    3.88%, due 04/15/2029                           4,670              6,051
  U.S.Treasury Note
    3.38%, due 11/15/2008                             800                806
                                                                   ---------
Total U.S. Government Obligations (cost: $28,085)                     27,919
                                                                   ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (25.5%)
  Fannie Mae
    3.00%, due 08/25/2009                             700                703
    6.00%, due 11/25/2027                           1,330              1,347
    6.50%, due 06/25/2028                           1,697              1,705
  Fannie Mae-Conventional Pool
    5.50%, due 03/01/2016                             662                688
    5.50%, due 07/01/2016                             811                842
    5.50%, due 11/01/2016                             738                766
    5.50%, due 12/01/2016                             491                509
    6.00%, due 01/01/2017                              15                 16
    5.50%, due 02/01/2017                           2,929              3,039
    5.50%, due 03/01/2017                             466                484
    5.50%, due 04/01/2017                             922                956
    5.50%, due 05/01/2017                             161                167
    6.00%, due 05/01/2017                              12                 12
    5.50%, due 06/01/2017                             149                154
    6.00%, due 06/01/2017                             488                512
    5.50%, due 08/01/2017                             301                312
    5.50%, due 09/01/2017                           3,121              3,238
    5.50%, due 11/01/2017                           3,212              3,332
    5.50%, due 01/01/2018                             516                535
    5.00%, due 02/01/2018                              40                 41
    5.50%, due 02/01/2018                             861                893
    5.00%, due 05/01/2018                             939                959
    5.50%, due 06/01/2018                             919                953
    5.00%, due 08/01/2018                             447                456
    6.50%, due 07/01/2032                           1,238              1,295
    6.00%, due 09/01/2032                             414                428
    6.00%, due 01/01/2033                           4,902              5,069
    6.00%, due 03/01/2033                           4,824              4,988
    5.39%, due 04/01/2033                             505                516
    6.00%, due 07/01/2033                           8,240              8,520
    6.00%, due 09/01/2033                             500                517
    5.50%, due 10/01/2033                          10,409             10,548
    6.00%, due 10/01/2033                           5,000              5,171
    5.50%, due 11/01/2033                           9,291              9,417
    5.50%, due 12/01/2033                           6,500              6,590
  Fannie Mae (d)
    3.70%, due 01/01/2028                             295                306
    1.54%, due 11/25/2032                           1,136              1,138


                                               Principal                Value
                                       -------------------------   ---------------
  Freddie Mac
    5.00%, due 09/15/2016                      $    1,123          $   1,157
    6.00%, due 08/15/2026                             182                184
    6.00%, due 11/15/2027                              44                 44
    6.00%, due 04/15/2028                             541                543
    4.50%, due 08/15/2031                             110                109
    6.50%, due 07/25/2043                             560                581
    6.00%, due 12/15/2007                             337                346
    6.00%, due 03/15/2027                              88                 88
    6.00%, due 04/15/2027                             733                736
    6.00%, due 08/15/2027                             821                828
    6.50%, due 02/15/2028                             486                488
    6.50%, due 12/15/2028                           1,510              1,528
    6.50%, due 02/15/2030                             435                445
  Freddie Mac-Conventional Pool (d)
    3.51%, due 08/01/2023                             385                398
  Freddie Mac-Gold Pool
    6.50%, due 08/01/2032                           4,825              5,054
  Freddie Mac-Series 2434 TA
    5.63%, due 07/15/2028                             333                335
  Freddie Mac (d)
    1.51%, due 12/15/2029                             627                625
  Ginnie Mae-FHA/VA Pool
    6.50%, due 02/15/2029                             335                354
    6.50%, due 03/15/2029                             501                530
    6.50%, due 04/15/2029                              22                 23
    6.50%, due 05/15/2029                              38                 40
    6.50%, due 07/15/2029                              17                 17
    6.50%, due 09/15/2029                             292                308
    6.50%, due 03/15/2031                              46                 48
    6.50%, due 04/15/2031                           1,041              1,098
    6.50%, due 06/15/2031                             558                589
    6.50%, due 07/15/2031                             497                524
    6.50%, due 08/15/2031                             250                264
    6.50%, due 09/15/2031                             254                268
    6.50%, due 10/15/2031                             528                557
    6.50%, due 11/15/2031                           1,122              1,184
    6.50%, due 12/15/2031                             334                352
    6.50%, due 01/15/2032                             532                561
    6.50%, due 02/15/2032                             274                289
    6.50%, due 04/15/2032                             594                627
    6.50%, due 05/15/2032                             852                899
    6.50%, due 08/15/2032                              91                 96
    6.50%, due 09/15/2032                             439                463
    6.50%, due 10/15/2032                              28                 30
    6.50%, due 11/15/2032                              45                 47
    6.50%, due 01/15/2033                             746                786
    5.00%, due 03/15/2033                             248                246
    5.00%, due 05/15/2033                             716                711
    5.00%, due 06/15/2033                             251                249
    5.00%, due 07/15/2033                           2,515              2,496


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PIMCO Total Return 3

PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                             Principal                Value
                                                     -------------------------   ---------------
  Ginnie Mae-FHA/VA Pool (continued)
    5.00%, due 08/15/2033                                    $    7,260          $   7,202
    5.00%, due 09/15/2033                                         2,844              2,821
  Ginnie Mae-January TBA
    5.50%, due 01/01/2034                                        26,250             26,684
    6.50%, due 01/01/2034                                           500                527
  Ginnie Mae-Series 2002-40
    6.50%, due 06/20/2032                                            11                 12
                                                                                 ---------
Total U.S. Government Agency Obligations (cost: $141,093)                          141,513
                                                                                 ---------
FOREIGN GOVERNMENT OBLIGATIONS (5.6%)
  European Investment Bank
    0.88%, due 11/08/2004                                       144,000              1,353
  Federal Republic of Germany
    3.25%, due 09/24/2004                                           457                581
    4.50%, due 07/04/2009                                         6,000              7,874
  Federative Republic of Brazil
    2.00%, due 04/15/2006                                         1,560              1,541
  11.50%, due 03/12/2008                                             84                 97
    2.06%, due 04/15/2009                                         2,103              1,990
  11.00%, due 01/11/2012                                            350                406
    8.00%, due 04/15/2014                                           292                286
    8.88%, due 04/15/2024                                           350                339
  12.25%, due 03/06/2030                                            350                436
  11.00%, due 08/17/2040                                          1,789              1,968
  Republic of Chile
    7.13%, due 01/11/2012                                         2,700              3,082
  Republic of Panama
    8.25%, due 04/22/2008                                            10                 11
    9.63%, due 02/08/2011                                           610                705
    1.94%, due 07/17/2016                                           573                495
    9.38%, due 01/16/2023                                         1,600              1,744
  Republic of Peru
    9.13%, due 02/21/2012                                           120                134
    9.88%, due 02/06/2015                                         2,000              2,320
    4.50%, due 03/07/2017                                           750                668
  Republic of South Africa
    5.25%, due 05/16/2013                                         1,650              1,987
  Russian Federation (e)
    5.00%, due 03/31/2030                                         1,710              1,639
  United Mexican States
    8.38%, due 01/14/2011                                         1,270              1,508
                                                                                 ---------
Total Foreign Government Obligations (cost: $27,897)                                31,164
                                                                                 ---------
MORTGAGE-BACKED SECURITIES (3.2%)
  Amortizing Residential Collateral Trust (d)
    1.41%, due 07/25/2032                                           240                240
  Bank of America Mortgage
    Securities, Inc. (d)
    5.74%, due 10/20/2032                                           471                487


                                                             Principal                Value
                                                     -------------------------   ---------------
  Bear Stearns Adjustable Rate Mortgage Trust (d)
    5.98%, due 06/25/2032                                    $      149          $     154
    4.39%, due 01/25/2034                                         2,899              2,933
    4.83%, due 01/25/2034                                         1,586              1,597
    4.95%, due 01/25/2034                                         1,199              1,205
  CDC Mortgage Capital Trust (d)
    1.41%, due 01/25/2033                                           237                236
  Chase Mortgage Finance Corporation
    6.50%, due 02/25/2029                                           469                468
  Citicorp Mortgage Securities, Inc.
    6.50%, due 04/25/2029                                         1,478              1,488
  Countrywide Alternative Loan Trust
    Series 2003-J1 (d)
    6.00%, due 10/25/2032                                           506                519
  Countrywide Home Loan Trust-
    Series 2002-1 (d)
    5.80%, due 03/19/2032                                           171                176
  Countrywide Home Loans, Inc. (d)
    4.99%, due 09/19/2032                                           563                570
  CS First Boston Mortgage Securities Corp.
    2.14%, due 03/25/2032                                           329                328
    1.59%, due 09/27/2032                                         1,365              1,358
  GSMPS Mortage Loan Trust
    7.00%, due 06/25/2043                                           835                886
  Home Equity Asset Trust (d)
    1.42%, due 11/25/2032                                           240                239
  Residential Funding Mortgage
    Securities I, Inc.
    6.50%, due 03/25/2032                                           361                372
  Sequoia Mortgage Funding
    Corporation-Series 10 (d)
    1.50%, due 10/20/2027                                         1,318              1,321
  Small Business Administration
    Participation Certificates
    5.13%, due 09/01/2023                                           650                658
  Structured Asset Mortgage Investments Inc. (d)
    1.45%, due 09/19/2032                                           519                514
  Structured Asset Securities
    Corporation (d)
    1.43%, due 01/25/2033                                            21                 21
  Washington Mutual (d)
    3.17%, due 02/27/2034                                           547                556
  Washington Mutual Mortgage
    Securities Corporation (d)
    2.84%, due 12/25/2040                                           686                691
  Wells Fargo Mortgage Backed
    Securities Trust
    6.25%, due 05/25/2031                                           680                679
  Wells Fargo Mortgage Backed
    Securities Trust-Series 2002-E (d)
    5.02%, due 09/25/2032                                           201                204
                                                                                 ---------
Total Mortgage-Backed Securities (cost: $17,931)                                    17,900
                                                                                 ---------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 PIMCO Total Return 4

PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                  Principal                Value
                                          -------------------------   ---------------
ASSET-BACKED SECURITIES (0.9%)
  Bear Stearns Asset Backed
    Securities, Inc. (d)
    1.47%, due 10/25/2032                         $      295          $     296
  EFSI, Federated Student Finance
    Corporation (d)
    1.14%, due 06/01/2039                              2,100              2,098
  Morgan Stanley Capital I Inc. Series
    2003-HE2 (d)
    1.48%, due 08/25/2033                              1,545              1,544
  RACERS SER 1997-R-8-3-144A (d)
    1.48%, due 08/15/2007                              1,100              1,088
  Vanderbilt Acquistion Loan Trust (d)
    3.28%, due 01/07/2013                                 70                 70
                                                                      ---------
Total Asset-Backed Securities (cost: $5,094)                              5,096
                                                                      ---------
CORPORATE DEBT SECURITIES (12.5%)
Air Transportation (0.6%)
  Continental Airlines, Inc.
    7.06%, due 09/15/2009                              1,000              1,019
  Delta Air Lines, Inc.
    7.57%, due 11/18/2010                                300                311
    7.11%, due 09/18/2011                              1,300              1,311
  UAL Corporation
    6.20%, due 09/01/2008                                700                612
    6.60%, due 09/01/2013                                200                171
  United Air Lines, Inc.
    7.73%, due 07/01/2010                                150                124
Automotive (0.3%)
  DaimlerChrysler North America
    Holding Corporation
    6.50%, due 11/15/2013                                940                990
  Ford Motor Company
    7.45%, due 07/16/2031                                700                707
Business Credit Institutions (0.5%)
  Ford Motor Credit Company
    7.38%, due 10/28/2009                              1,030              1,131
    1.41%, due 04/26/2004 (d)                            500                500
    1.60%, due 07/18/2005 (d)                            400                397
  National Rural Utilities Cooperative
    Finance Corporation (d)
    2.16%, due 04/26/2004                              1,000              1,003
Business Services (0.1%)
  Clear Channel Communications, Inc.
    7.25%, due 10/15/2027                                300                339
Commercial Banks (0.0%)
  HSBC Capital Funding LP-144A (d)(k)
    10.18%, due 12/31/2049                               100                146


                                                  Principal                Value
                                          -------------------------   ---------------
Communication (0.1%)
  Comcast Cable Communications, Inc.
    6.75%, due 01/30/2011                         $      210          $     234
  Comcast Corporation
    6.50%, due 01/15/2015                                200                217
  CSC Holdings, Inc.
    7.63%, due 04/01/2011                                220                232
  TCI Communications, Inc.
    8.65%, due 09/15/2004                                100                105
Electric Services (1.9%)
  AEP Texas Central Co.
    6.65%, due 02/15/2033                              3,775              3,986
  Columbus Southern Power Company
    5.50%, due 03/01/2013                                100                104
  Florida Power Corporation
    4.80%, due 03/01/2013                              1,960              1,947
  Ohio Power Company
    5.50%, due 02/15/2013                                100                103
  Oncor Electric Delivery Company
    6.38%, due 01/15/2015                                600                652
  Progress Energy, Inc.
    6.55%, due 03/01/2004                                600                604
    6.85%, due 04/15/2012                              1,600              1,783
  PSEG Power LLC
    6.95%, due 06/01/2012                                921              1,039
Electric, Gas & Sanitary Services (0.2%)
  Niagara Mohawk Power Corporation
    7.75%, due 10/01/2008                                825                957
Electronic Components & Accessories (0.3%)
  Tyco International Group SA
    6.38%, due 10/15/2011                              1,510              1,614
Environmental Services (0.2%)
  Waste Management, Inc.
    7.38%, due 08/01/2010                                700                809
    6.38%, due 11/15/2012                                375                407
Food Stores (0.4%)
  Kroger Co. (The)
    6.20%, due 06/15/2012                              1,900              2,038
Gas Production & Distribution (0.5%)
  El Paso Corporation
    7.80%, due 08/01/2031                                500                426
    7.75%, due 01/15/2032                                425                362
  Sonat Inc.
    7.63%, due 07/15/2011                              1,000                926
  Southern Natural Gas Company
    8.00%, due 03/01/2032                                820                847


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PIMCO Total Return 5

PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                       Principal                Value
                                               -------------------------   ---------------
General Obligation-County (0.3%)
  Cook County, Illinois Public
    Improvements, General Obligation Bonds,
    5.13%, due 11/15/2026                              $    1,400          $   1,429
General Obligation-State (0.1%)
  Illinois State, Pension Funding,
    General Obligation Bonds,
    5.10%, due 06/01/2033                                     800                736
Health Services (0.2%)
  HEALTHSOUTH Corporation (b)
    7.63%, due 06/01/2012                                   1,330              1,244
Holding & Other Investment Offices (0.3%)
  Premium Asset Trust-144A (d)
    1.30%, due 06/28/2004                                     720                720
  Rabobank Nederland-Series 144A
    5.26%, due 12/31/2049                                   1,000              1,001
Hotels & Other Lodging Places (0.3%)
  Harrah's Operating Company, Inc.
    8.00%, due 02/01/2011                                      50                 59
  Hilton Hotels Corporation
    7.00%, due 07/15/2004                                     500                513
  Park Place Entertainment Corporation
    7.50%, due 09/01/2009                                     800                880
  Starwood Hotels & Resorts Worldwide, Inc.
    7.88%, due 05/01/2012                                     350                394
Life Insurance (0.0%)
  Protective Life Corporation-144A (d)
    1.24%, due 09/26/2005                                     260                260
Motion Pictures (0.1%)
  Time Warner Inc.
    8.11%, due 08/15/2006                                     150                170
    6.88%, due 05/01/2012                                     410                461
Oil & Gas Extraction (0.3%)
  Kerr-McGee Corporation-144A (d)
    1.89%, due 06/28/2004                                       5                  5
  Pemex Project Funding Master Trust
    7.38%, due 12/15/2014                                   1,300              1,388
Personal Credit Institutions (1.6%)
  General Motors Acceptance Corporation
    6.88%, due 08/28/2012                                     150                161
    1.88%, due 01/20/2004 (d)                                 500                500
    2.41%, due 10/20/2005 (d)                               4,410              4,443
  Household Finance Corporation
    6.38%, due 11/27/2012                                     800                878
    2.42%, due 03/11/2004 (d)                                 700                702
    1.47%, due 06/17/2005 (d)                               1,000              1,004


                                                       Principal                Value
                                               -------------------------   ---------------
Personal Credit Institutions (continued)
  SLM Corporation (d)
    1.37%, due 09/15/2006                              $      230          $     230
  VW Credit Leasing, Ltd. (d)
    1.45%, due 01/21/2005                                     360                360
Primary Metal Industries (0.1%)
  Alcan Inc.-144A (d)
    1.43%, due 12/08/2004                                     800                798
Radio & Television Broadcasting (0.1%)
  Turner Broadcasting System, Inc.
    7.40%, due 02/01/2004                                     500                502
Railroads (0.1%)
  Norfolk Southern Corporation
    6.75%, due 02/15/2011                                     550                626
Revenue-Building Authority (0.2%)
  Michigan State Building Authority,
    Revenue Bonds, Series I,
    5.25%, due 10/15/2013                                     950              1,087
Revenue-Education (1.0%)
  Brazos-Texas Higher Education
    Authority Inc., Revenue Bonds,
    1.15%, due 01/01/2038                                     800                800
    1.18%, due 05/01/2030 (d)                               1,700              1,700
    1.23%, due 07/01/2036                                     700                700
  Michigan State Higher Educational
    Student Loan Authority, Revenue
    Bonds, Series X11-Z2(d)
    1.14%, due 09/01/2033                                   1,100              1,100
  Pennsylvania State Higher Educational
    Assistance Agency, Revenue Bonds,
    Series F3, 1.19%, due 10/01/2040                        1,300              1,300
Revenue-Pollution Control (0.2%)
  New York State Environmental
    Facilities, Revenue Bonds,
    5.00%, due 06/15/2032                                     240                246
    5.00%, due 06/15/2033                                      80                 82
    5.00%, due 07/15/2033                                      70                 72
  Rhode Island Clean Water Financing
    Agency, Revenue Bonds, Series A,
    5.00%, due 10/01/2028                                     610                615
Revenue-Special (0.1%)
  Tobacco Settlement Financing
    Corporation, New Jersey,
    Revenue Bonds,
    6.00%, due 06/01/2037                                     770                688
Revenue-Tobacco (0.6%)
  Golden State Tobacco Securitization
    Corporation, California,
    Revenue Bonds, Series 2003-A-1,
    6.75%, due 06/01/2039                                     460                453


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 PIMCO Total Return 6

PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                         Principal                Value
                                                 -------------------------   ---------------
Revenue-Tobacco (continued)
  Golden State Tobacco Securitization
    Corporation, California,
    Revenue Bonds, Series A-2,
    7.90%, due 06/01/2042                                $      195          $     210
  Iowa Tobacco Settlement Authority,
    Revenue Bonds, Series B,
    5.60%, due 06/01/2035                                       705                595
  Tobacco Settlement Financing
    Corporation, New Jersey,
    Revenue Bonds,
    6.38%, due 06/01/2032                                     2,175              2,110
Revenue-Transportation (0.2%)
  Florida State Turnpike Authority,
    Revenue Bonds, Series C,
    5.00%, due 07/01/2033                                       140                144
  New Jersey State Transit Authority,
    Revenue Bonds, Series C,
    5.00%, due 06/15/2011                                       690                768
Revenue-Utilities (0.4%)
  De Kalb County Georgia Water &
    Sewer, Revenue Bonds, Series A,
    5.00%, due 10/01/2035                                       610                626
  New York City Municipal Water
    Finance Authority,
    Revenue Bonds, Series A,
    5.00%, due 06/15/2035                                       340                347
  San Antonio, Texas Water Utility
    Improvements, Revenue Bonds, Series A,
    5.00%, due 05/15/2032                                     1,400              1,425
  South Central Connecticut Regional
    Water Authority, Revenue Bonds, Series A,
    5.00%, due 08/01/2033                                        70                 72
Security & Commodity Brokers (0.1%)
  Bear Stearns Companies Inc. (The)
    7.63%, due 12/07/2009                                       560                661
Telecommunications (1.1%)
  AT&T Corp. (h)
    7.25%, due 11/15/2006                                       850                940
  Cingular Wireless
    6.50%, due 12/15/2011                                       560                612
  Deutsche Telekom AG (i)
    7.75%, due 06/15/2005                                       325                353
  Deutsche Telekom International (i)
    Finance BV
    8.50%, due 06/15/2010                                       600                725
  France Telecom (j)
    9.75%, due 03/01/2031                                     1,635              2,172
  Sprint Capital Corporation
    5.88%, due 05/01/2004                                       950                961
    7.63%, due 01/30/2011                                        50                 56


                                                         Principal                Value
                                                 -------------------------   ---------------
Telecommunications (continued)
  Sprint Capital Corporation-144A
    8.75%, due 03/15/2032                                $      200          $     236
  Verizon Global Funding Corp.
    7.60%, due 03/15/2007                                        25                 28
                                                                             ---------
Total Corporate Debt Securities (cost: $66,223)
                                                                                69,501
                                                                             ---------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (22.7%)
  Fannie Mae
    1.08%, due 02/18/2004                                     8,700              8,687
    1.08%, due 02/23/2004                                     6,800              6,789
    1.08%, due 02/25/2004                                     5,600              5,591
    1.05%, due 03/17/2004                                     2,800              2,794
    1.05%, due 03/24/2004                                     1,700              1,696
    1.04%, due 03/31/2004                                     1,000                997
  Federal Home Loan Bank
    1.04%, due 03/12/2004                                     2,100              2,096
  Freddie Mac
    1.07%, due 01/29/2004                                     2,000              1,998
    1.08%, due 02/05/2004                                     8,700              8,691
    1.08%, due 02/12/2004                                    12,200             12,185
  U.S. Treasury Bill
    0.88%, due 03/18/2004 (a)                                 3,185              3,179
    0.99%, due 04/15/2004                                    19,200             19,146
    1.00%, due 04/15/2004                                     5,700              5,683
    1.01%, due 04/22/2004                                    23,200             23,127
    1.02%, due 05/06/2004                                     7,800              7,772
    1.01%, due 05/27/2004                                    13,700             13,643
    1.03%, due 06/03/2004                                     2,000              1,991
                                                                             ---------
Total Short-Term U.S. Government Obligations (cost: $126,065)
                                                                               126,065
                                                                             ---------
COMMERCIAL PAPER (21.8%)
  ABN-AMRO North America Finance, Inc.
    1.07%, due 01/26/2004                                     1,600              1,599
    1.08%, due 02/03/2004                                     9,100              9,090
  Alcon Capital Corporation-144A
    1.08%, due 01/29/2004                                    10,000              9,993
  Commonwealth Bank of Australia
    (Delaware) Finance, Inc.
    1.07%, due 02/17/2004                                     3,400              3,395
    1.08%, due 02/20/2004                                     8,500              8,487
  du Pont (E.I.) de Nemours and Company
    1.07%, due 03/02/2004                                     5,700              5,690
  General Electric Capital Corporation
    1.11%, due 03/12/2004                                     1,800              1,796
    1.10%, due 03/16/2004                                       900                898
    1.11%, due 04/08/2004                                    10,000              9,969
  HBOS Treasury Services PLC
    1.11%, due 03/19/2004                                     1,900              1,895
    1.08%, due 04/01/2004                                     3,400              3,391
  KfW International Finance Inc.-144A
    1.08%, due 02/24/2004                                    15,000             14,977


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PIMCO Total Return 7

PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                             Principal        Value
                                            -----------   ------------
  Nestle Capital Corp-144A
    1.06%, due 02/09/2004                   $  1,000      $     999
  Nestle Captial Corp-144A
    1.08%, due 02/02/2004                     10,000          9,990
  Rabobank USA Finance Corp
    1.06%, due 01/30/2004                      6,300          6,295
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 02/03/2004                      2,500          2,498
  Shell Finance (UK) PLC
    1.07%, due 03/10/2004                     10,000          9,978
  UBS Finance (Delaware) LLC
    1.06%, due 01/20/2004                      1,900          1,899
    1.07%, due 04/05/2004                      2,500          2,493
  Westpac Capital Corporation
    1.10%, due 04/07/2004                     15,700         15,654
                                                          ---------
Total Commercial Paper (cost: $120,986)                     120,986
                                                          ---------
CERTIFICATES OF DEPOSITS (4.5%)
  Morgan Chase & Co. (J.P.)
    1.07%, due 02/09/2004                     12,000         12,000
  Wells Fargo Bank, NA
    1.07%, due 01/13/2004                     13,000         13,000
                                                          ---------
Total Certificates of Deposits (cost: $25,000)               25,000
                                                          ---------
Total Investment Securities (cost: $558,374)              $ 565,144
                                                          =========


                                               Notional Amount          Value
                                            --------------------   --------------
WRITTEN SWAPTIONS (0.1%)
Covered Call Swaptions (0.1%)
  LIBOR Rate Swaption (l)
    Call Strike 3.25%
    Expires 03/03/2004                        19,000                $     (36)
  LIBOR Rate Swaption (l)
    Call Strike 4.00%
    Expires 03/03/2004                        17,100                      (18)
  LIBOR Rate Swaption (l)
    Call Strike 4.00%
    Expires 01/07/2005                         7,000                      (82)
  LIBOR Rate Swaption (l)
    Call Strike 3.80%
    Expires 10/07/2004                        37,600                     (307)
Put Swaptions (0.0%)
  LIBOR Rate Swaption (m)
    Put Strike 7.00%
    Expires 01/07/2005                         7,000                      (33)


                                               Notional Amount          Value
                                            --------------------   --------------
Put Swaptions (continued)
  LIBOR Rate Swaption (m)
    Put Strike 6.00%
    Expires 10/07/2004                        37,600                $    (287)
                                                                    ---------
Total Written Swaptions (premium: $1,586)
                                                                         (763)
                                                                    =========
SUMMARY:
  Investments, at value                      101.7 %                $ 565,144
  Written swaptions                           (0.1)%                     (763)
  Liabilities in excess of other assets       (1.6)%                   (8,843)
                                             -------                ---------
  Net assets                                 100.0 %                $ 555,538
                                             =======                =========


                               SWAP AGREEMENTS:
------------------------------------------------------------------------------
                                                                Net Unrealized
                                      Expiration    Notional     Appreciation
                                         Date        Amount     (Depreciation)
                                     ------------ ------------ ---------------
Receive a fixed rate equal to 5.00%
and pay floating rate based on
3-month LIBOR.
Counterparty: Merrill Lynch Capital
Services, Inc.                       06/16/2014   $   5,700         $  13
Receive a fixed rate equal to 1.07%
and pay floating rate based on
6-month Japanese Yen - LIBOR.
Counterparty: Morgan Stanley
Capital Services Inc.                06/02/2012     670,000           151
Receive a fixed rate equal to 1.50%
and pay floating rate based on
3-month Swiss Franc - LIBOR.
Counterparty: J.P. Morgan
Chase Bank                           03/29/2005      77,000           120
Receive a fixed rate equal to 1.31%
and the Fund will pay to the
counterparty at par in the event of
default of United Mexican States,
11.50%, due 05/15/2026.
Counterparty: Goldman Sachs
Capital Markets, L.P.                01/29/2005         800             9
                                                  ---------         -----
Total Swap Agreements
(premium: $292)                                   $ 753,500         $ 293
                                                  =========         =====


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PIMCO Total Return 8

PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                   FORWARD FOREIGN CURRENCY CONTRACTS:
-------------------------------------------------------------------------
                                             Amount in     Net Unrealized
                   Bought     Settlement    U.S. Dollars    Appreciation
Currency           (Sold)        Date      Bought (Sold)   (Depreciation)
-------------- ------------- ------------ --------------- ---------------
Euro Dollar            (12)  01/02/2004     $       (16)     $    --
Euro Dollar         (8,418)  01/07/2004         (10,303)        (311)
Japanese Yen      (160,000)  01/15/2004          (1,485)          (8)
                                            -----------      ----------
                                            $   (11,804)     $  (319)
                                            ===========      =========

                            FUTURES CONTRACTS:
---------------------------------------------------------------------------
                                                             Net Unrealized
                                   Settlement                 Appreciation
                   Contracts (c)      Date        Amount     (Depreciation)
                  --------------- ------------ ------------ ---------------
Euro Dollar              14       03/14/2005    $   3,381       $    29
Euro Dollar             126       06/13/2005       30,594           (35)
Euro-BOBL (f)            20       03/10/2004        2,682            20
IMM Euro Dollar          14       09/13/2004        3,412            27
U.S. Treasury
  Long Bond              22       03/31/2004        2,393            12
3 Month Euro
  Euribor (g)           205       03/14/2005       56,994           (23)
5-Year U.S.
  Treasury Note         437       03/31/2004       48,476           305
10-Year U.S.
  Treasury Note         792       03/31/2004       88,028           886
90-Day Euro
  Dollar                239       12/13/2004       58,343           117
                                                ---------       -------
                                                $ 294,303       $ 1,338
                                                =========       =======

NOTES TO SCHEDULE OF INVESTMENTS:
(a) At December 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open swaption and futures contracts. The value of all securities segregated at December 31, 2003, is $3,179.
(b)  Securities are currently in default on interest payments.
(c)  Contract Amounts are not in thousands.
(d)  Floating or variable rate note. Rate is listed as of December 31, 2003.
(e) Securities are stepbonds. Russian Federation has a coupon rate 5.00% until 03/31/2007, thereafter the coupon rate will be 7.50%.
(f)  Notional medium-term debt instrument issues by the German Federal
     Government.
(g)  Euro Interbank Offered Rate.
(h) Securities are stepbonds. Coupon steps up by 25 BP for each rating downgrade by Standard and Poor's or Moody's for each notch below BBB+/A3. Coupon steps down by 25 BP for each rating upgrade.
(i) Securities are stepbonds. Coupon steps up by 50 BP if rating is downgraded below Standard and Poor's single A Rating. Coupon steps down by 50 BP if rating is raised above Standard and Poor's or Moody's BBB/Baa rating.
(j) Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below A-/A3.
(k) Securities are stepbonds. HSBC Capital Funding LP-144A has a coupon rate of 10.18% until 6/30/2030, thereafter the coupon rate will become the 3 month LIBOR plus 498 B.P.
(l) An option on an interest rate swap. If exercised, the fund will pay the strike rate in order to receive the 3 Month LIBOR (London Interbank Offer
     Rate).
(m) An option on an interest rate swap. If exercised the fund will pay the 3 Month LIBOR (London Interbank Offer Rate) in order to receive the strike rate.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $40,213 or 7.24% of the net assets of the fund.
TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              PIMCO Total Return 9

PIMCO Total Return

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $558,374)            $565,144
  Cash                                                           4,380
  Foreign cash (cost: $1,846)                                    1,921
  Receivables:
     Investment securities sold                                 23,781
     Interest                                                    2,587
  Variation margin                                                 167
  Swap agreements at value (premium $292)                          585
                                                              ---------
                                                               598,565
                                                              ---------
Liabilities:
  Investment securities purchased                               41,577
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  347
     Distribution fees                                               3
  Unrealized depreciation on forward foreign
     currency contracts                                            319
  Written options and swaptions (premium: $1,586)                  763
  Other                                                             18
                                                              ---------
                                                                43,027
                                                              ---------
Net Assets                                                    $555,538
                                                              =========
Net Assets Consist of:
  Capital stock, 100,000 shares authorized ($.01 par value)   $    506
  Additional paid-in capital                                   525,733
  Undistributed net investment income (loss)                    10,856
  Undistributed net realized gain (loss) from investment
     securities, futures/options/swaption contracts, swaps
     and foreign currency transactions                           9,452
  Net unrealized appreciation (depreciation) on:
     Investment securities                                       6,770
     Futures contracts                                           1,338
     Written option and swaption contracts                         823
     Swap agreements                                               293
     Translation of assets and liabilities denominated in
       foreign currencies                                         (233)
                                                              ---------
Net Assets                                                    $555,538
                                                              =========
Shares Outstanding:
  Initial Class                                                 50,312
  Service Class                                                    276
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  10.98
  Service Class                                                  11.02

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $ 14,880
  Income from loaned securities-net                            16
                                                         --------
                                                           14,896
                                                         --------
Expenses:
  Management and advisory fees                              3,712
  Transfer agent fees                                           2
  Printing and shareholder reports                             65
  Custody fees                                                110
  Administration fees                                          24
  Legal fees                                                    7
  Auditing and accounting fees                                 12
  Directors fees                                               20
  Other                                                        11
  Service fees:
     Service Class                                              3
                                                         --------
  Total Expenses                                            3,966
                                                         --------
Net Investment Income (Loss)                               10,930
                                                         --------
Net Realized Gain (Loss) from:
  Investment securities                                     7,569
  Futures contracts                                         2,795
  Written option and swaption contracts                       878
  Swap agreements                                             (67)
  Foreign currency transactions                               (81)
                                                         --------
                                                           11,094
                                                         --------
Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on:
  Investment securities                                     1,644
  Futures contracts                                          (754)
  Written option and swaption contracts                       804
  Swap agreements                                             293
  Translation of assets and liabilities denominated in
     foreign currency                                        (270)
                                                         --------
                                                            1,717
                                                         --------
Net Gain (Loss) on Investment Securities, Futures/
  Option/Swaption Contracts, Swap Agreements and
  Foreign Currency Transactions                            12,811
                                                         --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 23,741
                                                         ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 10

PIMCO Total Return

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)


                                                      December 31,       December 31,
                                                          2003              2002(a)
                                                   ------------------ ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $  10,930          $ 3,132
  Net realized gain (loss) from
     investment securities, futures/
     option/swaption contracts, swap
     agreements and foreign currency
     transactions                                        11,094            2,707
  Net unrealized appreciation
     (depreciation) on investment
     securities, futures/option/swaption
     contracts, swap agreements and
     foreign currency translation                         1,717            7,274
                                                      ---------         --------
                                                         23,741           13,113
                                                      ---------         --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (3,130)               -
     Service Class                                           (1)               -
                                                      ---------         --------
                                                         (3,131)               -
                                                      ---------         --------
  From net realized gains:
     Initial Class                                       (4,413)               -
     Service Class                                          (11)               -
                                                      ---------         --------
                                                         (4,424)               -
                                                      ---------         --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      325,747          383,456
     Service Class                                        3,857                -
                                                      ---------         --------
                                                        329,604          383,456
                                                      ---------         --------
  Dividends and distributions
     reinvested:
     Initial Class                                        7,543                -
     Service Class                                           12                -
                                                      ---------         --------
                                                          7,555                -
                                                      ---------         --------
  Cost of shares redeemed:
     Initial Class                                     (182,365)         (11,164)
     Service Class                                         (847)               -
                                                      ---------         --------
                                                       (183,212)         (11,164)
                                                      ---------         --------
                                                        153,947          372,292
                                                      ---------         --------
Net increase (decrease) in net assets                   170,133          385,405
                                                      ---------         --------
Net Assets:
  Beginning of year                                     385,40                 -
                                                      ---------         --------
  End of year                                         $ 555,538         $385,405
                                                      =========         ========
Undistributed Net Investment Income
  (Loss)                                              $  10,856         $  3,138
                                                      =========         ========


                                                      December 31,       December 31,
                                                          2003              2002(a)
                                                   ------------------ ------------------
Share Activity:
  Shares issued:
     Initial Class                                      30,210           37,366
     Service Class                                         353                -
                                                      ----------        ---------
                                                        30,563           37,366
                                                      ----------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         718                -
     Service Class                                           1                -
                                                      ----------        ---------
                                                           719                -
                                                      ----------        ---------
  Shares redeemed:
     Initial Class                                     (16,894)          (1,088)
     Service Class                                         (78)               -
                                                      ----------        ---------
                                                       (16,972)          (1,088)
                                                      ----------        ---------
Net increase (decrease) in shares
  outstanding                                           14,310           36,278
                                                      ==========        =========

(a) Commenced operations on May 1, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 11

PIMCO Total Return

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   10.62     $   0.22         $   0.29       $   0.51
                12/31/2002        10.00         0.20             0.42           0.62
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        10.89         0.12             0.11           0.23
--------------- ----------    ---------     --------         --------       --------

                  For a share outstanding throughout each period (a)
                ------------------------------------------------------
                              Distributions
                -----------------------------------------
                                                            Net Asset
                  From Net     From Net                      Value,
                 Investment    Realized        Total           End
                   Income        Gains     Distributions    of Period
                ------------ ------------ --------------- ------------
Initial Class    $   (0.06)   $   (0.09)    $   (0.15)     $   10.98
                         -            -             -          10.62
---------------  ---------    ---------     ---------      ---------
Service Class        (0.01)       (0.09)        (0.10)         11.02
---------------  ---------    ---------     ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           4.90%         $ 552,494        0.75%        0.75%         2.06%             430%
                12/31/2002           6.20            385,405        0.78         0.78          2.86              302
--------------- ----------           ----          ---------        ----         ----          ----              ---
Service Class   12/31/2003           2.14              3,044        0.99         0.99          1.67              430
--------------- ----------           ----          ---------        ----         ----          ----              ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2002
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 12

PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. PIMCO Total Return ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $7 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 13

PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. TBA purchase commitments are included in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Swap Agreements: The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. Open Swap Agreements at December 31, 2003, are listed in the Schedule of Investments.

Futures, options and swaptions contracts: The Fund may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 14

PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represents an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the portfolio as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the portfolio enters into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The portfolio bears the market risk arising from any changes in index values or interest rates.

The underlying face amounts of open futures, option, and swaption contracts at December 31, 2003, are listed in the Schedule of Investments. The variation margin receivable is included in the accompanying Statement of Assets and Liabilities. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Transactions in written options were as follows:

                           Premium     Contracts*
                          ---------   -----------
Balance at 12/31/2002     $ 75              125
Sales                      648            1,230
Closing Buys               (36)             (49)
Expirations               (687)          (1,306)
                          ----           ------
Balance at 12/31/2003     $  -                -
                          ====           ======

* Contracts not in thousands.

Transactions in swaptions were as follows:

                                                    Notional
                                      Premium        Amount
                                    -----------   ------------
Beginning Balance at 12/31/2002          859       85,400
Sales                                  1,376      111,300
Closing Buys                            (336)     (36,100)
Expirations                             (313)     (35,300)
                                       -----      -------
Ending Balance at 12/31/2003         $ 1,586      125,300
                                     =======      =======

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                   Net          % of
                                                 Assets      Net Assets
                                               ----------   -----------
Asset Allocation-Conservative Portfolio        $26,214             5%
Asset Allocation-Moderate Growth Portfolio      54,944            10%
Asset Allocation-Moderate Portfolio             62,027            11%
Select+ Conservative                             1,396             0%
Select+ Growth & Income                          1,175             0%
                                                                 ----
                                                                  26%
                                                                 ====

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.70% of ANA


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 15

PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $19. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government               $  131,755
  U.S. Government                                    1,378,658
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  170,701
  U.S. Government                                    1,359,020

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                           $   -
     Undistributed net investment income (loss)             (81)
     Undistributed net realized capital gains (loss)         81

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $    -
       Long-term capital gains             -
     2003 Distributions paid from:
       Ordinary income                 6,289
       Long-term capital gains         1,266


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 16

PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 19,712
                                                    ========
     Undistributed Long-term Capital Gains          $  2,146
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Post October Currency Loss                     $    344
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  6,748
                                                    ========

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $558,396
                                                    ========
     Unrealized Appreciation                        $  7,417
     Unrealized (Depreciation)                          (669)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $  6,748
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 17

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
PIMCO Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Total Return (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             PIMCO Total Return 18

Salomon All Cap

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Salomon All Cap outperformed its benchmark, the Russell 3000 Index ("Russell 3000") in 2003. Contributing to the positive results in the recently completed year were sector and security positions that benefited from an improving economy. Early in 2003 we determined that a pro-cyclical tilt was appropriate in constructing portfolios. In addition, we believed that 2003, like 1975, would experience a pronounced "beta trade", that is the tendency for smaller companies to outperform larger ones. Historically, the first year after a severe bear market ends is one in which the "beta trade" occurs. The 1974 bear market ended in December of that year and the most recent severe bear market ended in early October 2002. These are the only two severe bear markets in the last 30 years. Salomon All Cap had approximately 35% of its holdings in smaller and mid-cap companies and benefited from the outperformance from the small company segment of the stock market.

High levels of liquidity at the corporate and individual levels and stimulative monetary and fiscal policy were critical factors leading to outstanding stock market performance. Early in 2003, money market fund assets were equal to 29% of the value of the Wilshire 5000 Total Market Index, a broad measure of aggregate common stock values. This percentage was a record by a wide margin over the last 25 years. We believe this also indicated that investors were pessimistic in early 2003. In a sense this was the ideal climate for above average equity returns. It is relatively rare that tremendous liquidity, fuel for the stock market, investor pessimism and lower valuations, exist side by side.

After the market turned in March of last year, it seemed to us that better economic results lay immediately ahead. The stock market was particularly favorable for companies leveraged by prospects for an improving economy.

PERFORMANCE

For the year ended December 31, 2003, Salomon All Cap returned 35.15%. By comparison its benchmark, the Russell 3000 returned 31.06%.

STRATEGY REVIEW

During 2003, the portfolio was overweighted in information technology ("IT"), consumer discretionary and the basic materials sectors because we believed these included companies most sensitive to an improving economy. As a result of these commitments, those sectors along with the telecommunications services sectors contributed positively to the portfolio's performance. During the year, we were underweight in financial services. This detracted from performance. We have been reducing our IT position to market weight and have increased our holdings in healthcare to market weight. Previously healthcare had been underweight.

The five largest contributors to performance during 2003 were Maxtor Corporation ("Maxtor"), Telefonaktiebolaget LM Ericsson, Hasbro Inc., 3Com Corporation, and Lucent Technologies Inc. The position in Maxtor was sold late in 2003.

The five worst performers during the year were Eastman Kodak Company, Schering-Plough Corporation ("Schering-Plough"), Federated Department Stores, Inc., St. Paul Companies, Inc. and Clayton Homes, Inc. All, except Schering-Plough and Eastman Kodak, have been sold.


/s/ John G. Goode
John G. Goode


/s/ Peter J. Hable
Peter J. Hable
Co-Portfolio Managers
Salomon Brothers Asset Management, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 1

Salomon All Cap

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/3/99 through 12/31/03

                       Initial Class             Russell 3000

  5/3/99                 $10,000                   $10,000
 6/30/99                  10,750                    10,306
 9/30/99                  10,210                     9,627
12/31/99                  11,557                    11,188
 3/31/00                  13,014                    11,699
 6/30/00                  13,438                    11,295
 9/30/00                  13,654                    11,378
12/31/00                  13,672                    10,354
 3/31/01                  13,672                     9,095
 6/30/01                  14,409                     9,721
 9/30/01                  12,493                     8,203
12/31/01                  13,958                     9,167
 3/31/02                  13,957                     9,256
 6/30/02                  11,799                     8,045
 9/30/02                   9,436                     6,658
12/31/02                  10,509                     7,193
 3/31/03                  10,140                     6,974
 6/30/03                  11,885                     8,107
 9/30/03                  12,517                     8,384
12/31/03                  14,203                     9,426


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         35.15%        7.81%       5/3/99
Russell 3000(1)       31.06%       (1.26)%      5/3/99
---------------       -----        -----        ------
Service Class             -        29.12%       5/1/03
---------------       -----        -----        ------

NOTES

(1) The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Salomon All Cap 2

Salomon All Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)


                                                           Shares                Value
                                                  -----------------------   ---------------
PREFERRED STOCKS (1.1%)
Motion Pictures (1.1%)
  News Corporation Limited (The)-ADR (b)                   223,400          $   6,758
                                                                            ---------
Total Preferred Stocks (cost: $6,583)                                           6,758
                                                                            ---------
COMMON STOCKS (91.6%)
Aerospace (0.9%)
  Boeing Company (The)                                      60,000              2,528
  Goodrich Corporation                                      95,000              2,821
Amusement & Recreation Services (1.0%)
  Disney (Walt) Company (The)                              263,600              6,150
Apparel & Accessory Stores (0.3%)
  Gap, Inc. (The) (b)                                       87,400              2,029
Automotive (0.8%)
  Honeywell International Inc.                             150,000              5,015
Business Services (0.8%)
  Catalina Marketing Corporation (a)(b)                    110,000              2,218
  NDCHealth Corporation (b)                                 94,800              2,429
Chemicals & Allied Products (4.3%)
  Cabot Corporation                                        200,000              6,368
  Crompton Corporation                                     417,500              2,993
  Dow Chemical Company (The)                               175,000              7,275
  Olin Corporation                                         165,500              3,320
  Potash Corporation of Saskatchewan Inc. (b)               67,700              5,855
Commercial Banks (3.4%)
  Bank One Corporation                                     125,000              5,699
  Mitsubishi Tokyo Financial Group,
    Inc.-ADR (b)                                           824,000              6,452
  Morgan Chase & Co. (J.P.)                                 81,800              3,005
  State Street Corporation                                 100,000              5,208
Communication (3.0%)
  Comcast Corporation-Special Class A (a)                  300,000              9,384
  Liberty Media Corporation-Class A (a)                    728,400              8,661
Communications Equipment (5.6%)
  Lucent Technologies Inc. (a)(b)                        2,500,000              7,100
  Motorola, Inc.                                           800,000             11,256
  Nokia Oyj-ADR                                            515,500              8,764
  Telefonaktiebolaget LM Ericsson-ADR (a)(b)               379,620              6,719
Computer & Data Processing Services (4.5%)
  IMS Health Incorporated                                  160,000              3,978
  Micromuse Inc. (a)                                       518,000              3,574
  Microsoft Corporation                                    214,500              5,907
  RealNetworks, Inc. (a)                                   602,000              3,437
  Sabre Holdings Corporation (b)                           202,500              4,372
  Unisys Corporation (a)                                   400,000              5,940


                                                           Shares                Value
                                                  -----------------------   ---------------
Computer & Office Equipment (2.8%)
  3Com Corporation (a)                                   1,500,000          $  12,255
  Hewlett-Packard Company                                  201,300              4,624
Construction (0.3%)
  Fluor Corporation                                         47,100              1,867
Drug Stores & Proprietary Stores (0.0%)
  Medco Health Solutions, Inc. (a)                           5,897                200
Electronic & Other Electric Equipment (0.9%)
  Sony Corporation-ADR                                     150,000              5,201
Electronic Components & Accessories (4.9%)
  Intel Corporation                                        195,800              6,305
  Lattice Semiconductor Corporation (a)                    215,200              2,083
  Solectron Corporation (a)                              1,977,400             11,686
  Taiwan Semiconductor Manufacturing
    Company Ltd.-ADR (a)                                   600,000              6,144
  Texas Instruments Incorporated                           100,000              2,938
Environmental Services (1.5%)
  Waste Management, Inc.                                   300,700              8,901
Fabricated Metal Products (0.1%)
  Shaw Group Inc. (The) (a)(b)                              52,000                708
Food & Kindred Products (1.0%)
  Archer Daniels Midland Co.                               400,000              6,088
Food Stores (1.3%)
  Safeway Inc. (a)(b)                                      350,000              7,669
Gas Production & Distribution (0.7%)
  Williams Companies, Inc. (The)                           400,000              3,928
Health Services (0.3%)
  Enzo Biochemical, Inc. (a)(b)                            105,000              1,881
Holding & Other Investment Offices (0.3%)
  Friedman, Billings, Ramsey Group, Inc.                    70,300              1,623
Hotels & Other Lodging Places (0.7%)
  Extended Stay America, Inc.                              280,000              4,054
Industrial Machinery & Equipment (1.7%)
  Caterpillar, Inc.                                         60,000              4,981
  Deere & Company                                           36,100              2,348
  Ingersoll-Rand Company-Class A                            38,500              2,613
Instruments & Related Products (3.1%)
  Agilent Technologies, Inc. (a)                           224,700              6,570
  Eastman Kodak Company (b)                                117,100              3,006
  Raytheon Company                                         300,000              9,011
Insurance (5.1%)
  Ambac Financial Group, Inc.                               81,400              5,648
  Chubb Corporation                                        100,000              6,810
  CNA Surety Corporation (a)                               303,300              2,884


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Salomon All Cap 3

Salomon All Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares                Value
                                             -----------------------   ---------------
Insurance (continued)
  MBIA, Inc.                                          54,600           $    3,234
  MGIC Investment Corporation (b)                     88,500                5,039
  Radian Group, Inc.                                 150,000                7,313
Insurance Agents, Brokers & Service (1.6%)
  Hartford Financial Services Group, Inc. (The)       61,700                3,642
  Marsh & McLennan Companies, Inc.                   126,700                6,068
Life Insurance (0.1%)
  Scottish Annuity & Life Holdings, Ltd.              38,200                  794
Lumber & Other Building Materials (0.6%)
  Home Depot, Inc. (The)                             102,800                3,648
Lumber & Wood Products (2.2%)
  Georgia-Pacific Corporation (b)                    169,400                5,195
  Weyerhaeuser Company                               125,000                8,000
Manufacturing Industries (1.2%)
  Hasbro Inc.                                        344,800                7,337
Metal Mining (1.6%)
  Newmont Mining Corporation (b)                     200,000                9,722
Motion Pictures (3.2%)
  Metro-Goldwyn-Mayer Inc. (a)(b)                    239,607                4,095
  News Corporation Limited (The)-ADR (b)             128,200                4,628
  Time Warner Inc. (a)                               583,000               10,488
Oil & Gas Extraction (3.0%)
  Anadarko Petroleum Corporation                      68,300                3,484
  GlobalSantaFe Corporation                          200,000                4,966
  Halliburton Company                                228,600                5,944
  Schlumberger Limited                                65,000                3,557
Paper & Allied Products (0.7%)
  Smurfit-Stone Container Corporation (a)            174,500                3,240
  St. Joe Company (The)                               22,300                  832
Petroleum Refining (2.6%)
  Amerada Hess Corporation                            50,000                2,659
  ChevronTexaco Corporation                          100,000                8,639
  Murphy Oil Corporation                              70,500                4,604
Pharmaceuticals (12.4%)
  Abbott Laboratories                                200,000                9,319
  Aphton Corporation (a)(b)                          150,000                  900
  Bristol-Myers Squibb Co.                           250,000                7,150
  Elan Corporation PLC-ADR (a)(b)                    847,800                5,841
  Genelabs Technologies, Inc. (a)                    300,600                  842
  Johnson & Johnson                                  175,000                9,040
  McKesson HBOC, Inc.                                 51,000                1,640
  Merck & Co., Inc.                                  180,000                8,316
  Novartis AG-ADR                                    182,800                8,389
  Pfizer Inc.                                        325,000               11,482
  Schering-Plough Corporation                        155,000                2,695
  Wyeth                                              150,000                6,368
  XOMA Ltd. (a)                                      426,300                2,814


                                                      Shares                Value
                                             -----------------------   ---------------
Primary Metal Industries (3.5%)
  Alcoa Inc.                                         275,000           $   10,450
  Allegheny Technologies Incorporated                372,800                4,928
  Brush Engineered Materials Inc. (a)                 60,000                  919
  Engelhard Corporation                               59,600                1,785
  Nucor Corporation (b)                               52,100                2,918
Restaurants (1.0%)
  McDonald's Corporation                             242,800                6,029
Security & Commodity Brokers (2.3%)
  American Express Company                           150,600                7,263
  Merrill Lynch & Co., Inc.                           82,700                4,850
  Morgan Stanley                                      30,000                1,736
Telecommunications (3.5%)
  Nippon Telegraph and Telephone
    Corporation-ADR                                  200,000                4,912
  SBC Communications Inc.                            325,000                8,473
  Vodafone Group PLC-ADR                             296,500                7,424
Transportation Equipment (0.2%)
  Fleetwood Enterprises, Inc. (a)(b)                  99,000                1,016
Variety Stores (1.4%)
  Costco Wholesale Corporation (a)(b)                223,800                8,321
Wholesale Trade Durable Goods (1.2%)
  IKON Office Solutions, Inc.                        600,000                7,116
                                                                       ----------
Total Common Stocks (cost: $469,553)                                      550,547
                                                                       ----------

                                                       Principal         Value
                                                    --------------   ------------
SHORT-TERM OBLIGATIONS (7.8%)
  Investor's Bank & Trust Company (d)
    0.72%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $46,841 on 01/02/2004      $    46,839      $  46,839
                                                                     ---------
Total Short-Term Obligations (cost: $46,839)                            46,839
                                                                     ---------
SECURITY LENDING COLLATERAL (11.4%)
Debt (9.1%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                   323            323
  Fleet National Bank
    1.00%, due 01/21/2004                                 1,212          1,212
  National Bank of Commerce
    1.19%, due 04/21/2004                                 1,010          1,010
Commercial Paper (2.3%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                   606            606
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                   402            402
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                   606            606
    1.09%, due 01/13/2004                                   404            404
    1.08%, due 02/05/2004                                   806            806


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Salomon All Cap 4

Salomon All Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                            Principal                Value
                                                    -------------------------   ---------------
Commercial Paper (continued)
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                  $     1,007          $   1,007
    1.09%, due 01/09/2004                                          606                606
    1.08%, due 01/16/2004                                          804                804
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                        1,009              1,009
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        1,008              1,008
    1.09%, due 02/06/2004                                        1,008              1,008
    1.10%, due 02/09/2004                                          589                589
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        1,008              1,008
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                          606                606
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        1,170              1,170
    1.08%, due 02/17/2004                                        2,016              2,016
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                          404                404
Euro Dollar Overnight (0.5%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        2,019              2,019
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                           81                 81
    1.08%, due 01/06/2004                                          767                767
Euro Dollar Terms (2.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                          394                394
    1.06%, due 02/17/2004                                          808                808
  Bank of Scotland
    1.06%, due 04/02/2004                                          606                606
  Citigroup Inc.
    1.10%, due 01/22/2004                                          606                606
    1.09%, due 02/06/2004                                          808                808
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                          404                404
  Den Danske Bank
    1.08%, due 01/20/2004                                        2,019              2,019
    1.02%, due 01/30/2004                                        1,010              1,010
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        2,019              2,019
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        1,212              1,212
    1.08%, due 01/15/2004                                          404                404
    1.08%, due 01/20/2004                                          202                202
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                          202                202


                                                            Principal                Value
                                                    -------------------------   ---------------
Euro Dollar Terms (continued)
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                  $     1,212          $   1,212
  Wells Fargo & Company
    1.04%, due 01/30/2004                                        1,615              1,615
Master Notes (0.7%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                          808                808
    1.14%, due 09/08/2004                                        1,212              1,212
  Morgan Stanley
    1.05%, due 06/21/2004                                        1,939              1,939
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        2,018              2,018
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                          606                606
Repurchase Agreements (2.6%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,724 on 01/02/2004                    4,724              4,724
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,421 on 01/02/2004                    6,421              6,421
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,836 on 01/02/2004                    3,836              3,836

                                                   Shares            Value
                                              ----------------   ------------
Investment Companies (2.3%)
Money Market Funds (2.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                          990,559           $    991
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                        2,418,524              2,419
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                       10,516,540             10,517
                                                                   ---------
Total Security Lending Collateral (cost: $68,483)                     68,483
                                                                   ---------
Total Investment Securities (cost: $591,458)                        $672,627
                                                                   =========
SUMMARY:
  Investments, at value                             111.9 %         $672,627
  Liabilities in excess of other assets             (11.9)%          (71,656)
                                               ----------          ---------
  Net assets                                        100.0%          $600,971
                                               ==========          =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 5

Salomon All Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $65,250.
(c) Cash collateral for the Repurchase Agreements, valued at $15,283, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, the collateral for the repurchase agreement (excluding collateral for securities on loan) is as follows:

                                      Market Value
Collateral                        and Accrued Interest
------------------------------   ---------------------
  $77,731 Fannie Mae
   Conventional Pool #620048
   3.16%, due 08/01/2037                $ 36,489
  $20,122 Ginnie Mae ARM
   3.50%, due 05/20/2032                  12,692
                                        --------
                                        $ 49,181
                                        ========

DEFINITIONS:
ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Salomon All Cap 6

Salomon All Cap

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $591,458)
     (including $65,250 of securities loaned)                 $672,627
  Cash                                                              56
  Receivables:
     Interest                                                        3
     Dividends                                                     684
  Other                                                             63
                                                              ---------
                                                               673,433
                                                              ---------
Liabilities:
  Investment securities purchased                                3,477
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  427
     Distribution fees                                               1
  Payable for collateral for securities on loan                 68,483
  Other                                                             74
                                                              ---------
                                                                72,462
                                                              ---------
Net Assets                                                    $600,971
                                                              =========
Net Assets Consist of:
  Capital stock, 100,000 shares authorized ($.01 par value)   $    460
  Additional paid-in capital                                   562,325
  Undistributed net investment income (loss)                     1,404
  Accumulated net realized gain (loss) from investment
     securities                                                (44,387)
  Net unrealized appreciation (depreciation) on investment
     securities                                                 81,169
                                                              ---------
Net Assets                                                    $600,971
                                                              =========
Shares Outstanding:
  Initial Class                                                 45,938
  Service Class                                                     95
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  13.06
  Service Class                                                  13.08

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $     306
  Dividends                                              4,825
  Income from loaned securities-net                         67
     Less withholding taxes on foreign dividends           (62)
                                                     ---------
                                                         5,136
                                                     ---------
Expenses:
  Management and advisory fees                           3,555
  Transfer agent fees                                        2
  Printing and shareholder reports                          67
  Custody fees                                              43
  Administration fees                                       24
  Legal fees                                                 5
  Auditing and accounting fees                              12
  Directors fees                                            15
  Other                                                      8
  Service fees:
     Service Class                                           1
                                                     ---------
  Total expenses                                         3,732
                                                     ---------
Net Investment Income (Loss)                             1,404
                                                     ---------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities         (515)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           138,124
                                                     ---------
Net Gain (Loss) on Investment Securities               137,609
                                                     ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 139,013
                                                     =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 7

Salomon All Cap

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   1,404        $   1,713
  Net realized gain (loss) from
     investment securities                               (515)         (39,017)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       138,124          (55,709)
                                                    ---------        ---------
                                                      139,013          (93,013)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                     (1,713)          (2,854)
     Service Class                                          -                -
                                                    ---------        ---------
                                                       (1,713)          (2,854)
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -             (983)
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -             (983)
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    201,048          199,671
     Service Class                                      1,263                -
                                                    ---------        ---------
                                                      202,311          199,671
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                      1,713            3,837
     Service Class                                          -                -
                                                    ---------        ---------
                                                        1,713            3,837
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (49,032)         (85,716)
     Service Class                                       (144)               -
                                                    ---------        ---------
                                                      (49,176)         (85,716)
                                                    ---------        ---------
                                                      154,848          117,792
                                                    ---------        ---------
Net increase (decrease) in net assets                 292,148           20,942
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   308,823          287,881
                                                    ---------        ---------
  End of year                                       $ 600,971        $ 308,823
                                                    =========        =========
Undistributed Net Investment Income
  (Loss)                                            $   1,404        $   1,713
                                                    =========        =========


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                     18,572           17,376
     Service Class                                        107                -
                                                    ---------        ---------
                                                       18,679           17,376
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                        153              380
     Service Class                                          -                -
                                                    ---------        ---------
                                                          153              380
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                     (4,614)          (7,972)
     Service Class                                        (12)               -
                                                    ---------        ---------
                                                       (4,626)          (7,972)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                          14,206            9,784
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 8

Salomon All Cap

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    9.70     $   0.04        $    3.36      $    3.40
                12/31/2002        13.06         0.06            (3.28)         (3.22)
                12/31/2001        12.99         0.19             0.09           0.28
                12/31/2000        11.18         0.14             1.90           2.04
                12/31/1999        10.00         0.08             1.48           1.56
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003        10.13         0.01             2.94           2.95
--------------- ----------    ---------     --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.04)   $       -    $   (0.04)     $   13.06
                     (0.10)       (0.04)       (0.14)          9.70
                     (0.20)       (0.01)       (0.21)         13.06
                     (0.20)       (0.03)       (0.23)         12.99
                     (0.38)           -        (0.38)         11.18
---------------  ---------    ---------    ---------      ---------
Service Class            -            -            -          13.08
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           35.15%        $ 599,732        0.86%        0.86%            0.32%            17%
                12/31/2002          (24.71)          308,823        0.91         0.91             0.56            134
                12/31/2001            2.09           287,881        1.00         1.00             1.43             83
                12/31/2000           18.30            85,730        1.00         1.25             1.11            118
                12/31/1999           15.57             6,686        1.00         2.87             1.09            216
--------------- ----------          ------         ---------        ----         ----             ----            ---
Service Class   12/31/2003           29.12             1,239        1.12         1.12             0.14             17
--------------- ----------          ------         ---------        ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 3, 1999
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                Salomon All Cap 9

Salomon All Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Salomon All Cap ("the Fund"), part of ATSF, began operations on May 3, 1999. The fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $86 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $29 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 10

Salomon All Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e.: through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $ 14,915            2%
Asset Allocation-Growth Portfolio              43,098            7%
Asset Allocation-Moderate Growth Portfolio     59,711           10%
Asset Allocation-Moderate Portfolio            41,017            7%
                                                                --
                                                                26%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.90% of the first $100 million of ANA
      0.80% of ANA over $100 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

      1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

There were no amounts recaptured at December 31, 2003.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the State-


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 11

Salomon All Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

ment of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2003, were $18.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $20. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 219,478
  U.S. Government                                        1,884
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   59,555
  U.S. Government                                        1,802

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 3,269
       Long-term capital gains            569
     2003 Distributions paid from:
       Ordinary income                  1,713
       Long-term capital gains              -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   1,404
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (44,255)
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  81,037
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
$     36,471   December 31, 2010
       7,784   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $591,590
                                                    ========
     Unrealized Appreciation                        $ 87,900
     Unrealized (Depreciation)                        (6,863)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 81,037
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 12

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Salomon All Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon All Cap (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Salomon All Cap 13

Select+ Aggressive

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The improvement in economic growth during the last three quarters of 2003 helped to contribute to attractive returns in financial markets for the year.

The strength in economic growth continues and the final revision of third quarter gross domestic product ("GDP") showed growth at an 8.2% pace annualized for the quarter and 3.6% growth year-over year. The above trend growth on a year-over-year basis was last achieved in the third quarter of 2000. Year-over-year growth for the fourth quarter was 4.3%.

The December Institute for Supply Management ("ISM") PMI Manufacturing Composite Index once again exceeded expectations, rising to 66.2%. Both the New Orders and Production indices remained at high levels, and the Employment index remained above 50% for the second straight month. (An index reading above 50% indicates expansion).

Chain store sales increased 4.2% in December according to the International Council of Shopping Centers (ICSC) chain store index, the best December (and holiday season) sales growth since 1999. Sales generally exceeded recent projections as the month ended strongly.

Global semiconductor sales have continued strong. November chip sales rose 4.5% over the previous month and are up 17.4% year-to-date supported by strong consumer electronics demand and computer sales.

The rise in mortgage rates continues to negatively affect the housing and mortgage businesses. Sales of new homes softened further in November falling by 2.4%, near expectations, and following a trend that has generally been in place since July. Slightly less favorable mortgage interest rates, combined with slower demand, are slowing sales. Despite the weakening, new home sales continue at impressive levels of 1.08 million annualized units.

The employment situation, a lagging indicator, is still struggling to attain sustained improvement. Although the unemployment rate fell from 5.9% to 5.7% in December, only 1,000 new jobs were created, far below consensus estimates.

The unemployment situation seems to be stabilizing. Initial and continuing unemployment claims have fallen below the 400,000 mark, a sign that more new jobs are being created. The number of people who filed for first-time unemployment benefits which was 353,000 at the beginning of the year, at year-end was near 339,000.

The consumer's outlook is improving, as The Conference Board's Consumer Confidence Index, advanced to 96.8 for January, up from 91.7 in December. The more favorable job market is a factor in the improved confidence.

U.S. companies are still downsizing, albeit at a slower rate despite the solid rebound in the nation's economy. The number of announced job cuts fell to 93,020 in December, down from 99,452.

The Index of Leading Economic Indicators (LEI) continues to move higher and is now at 114.2 confirming the growth rate of the economy remains above trend. The LEI is a leading indicator of corporate profits and is pointing to substantial increases in earnings for the next two quarters. As the "earnings season" begins in mid-January, we believe we will see record profits for the companies that make up the Standard and Poor's 500 Composite Stock Index.

Low short-term interest rates and improved confidence have resulted in a shift from cash to stocks by investors. Money has been flowing into equity mutual funds since April, yet money market assets are above normal levels, so the trend, we believe, will continue.

Also, as a result of recent tax cuts, investments, particularly in stocks, are more attractive on an after-tax basis. Reduced marginal rates for individuals have been a plus for consumer spending, and accelerated depreciation benefits result in more capital spending by businesses.

PERFORMANCE

For the year ended December 31, 2003, Select+ Aggressive returned 27.25%. By comparison its benchmark, the Wilshire 5000 Total Market Index returned 29.44%.

STRATEGY REVEIW

The Select+ Aggressive portfolio is structured for long-term, risk tolerant investors seeking a diversified equity portfolio for the purpose of taking advantage of the potential economic turnaround and recovery in corporate earnings. We have selected the general targets for the portfolio of 95% in equities diversified within the broad asset class and 5% in cash. Equities are the asset of choice particularly as the economy grows above trend.

Investment Team
Union Planters Investment Advisers, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 1

Select+Aggressive

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Select+Aggressive and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 12/5/02 through 12/31/03

                      Initial Class            Wilshire 5000

 12/5/02                $10,000                   $10,000
12/31/02                  9,760                     9,431
 3/31/03                  9,420                     9,102
 6/30/03                 10,770                    10,561
 9/30/03                 11,100                    10,908
12/31/03                 12,420                    12,208


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                        From       Inception
                         1 year      Inception       Date
                      -----------   -----------   ----------
Select+Aggressive         27.25%        22.49%     12/5/02
Wilshire 5000(1)          29.44%        20.14%     12/5/02
-------------------       -----         -----      -------

NOTES
(1) The Wilshire 5000 Total Market (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 2

Select+ Aggressive

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                               Shares      Value
                                            -----------   -------
INVESTMENT COMPANIES (100.0%) (b)
Aggressive Equity (10.4%)
  Third Avenue Value                            2,793      $  47
Capital Preservation (4.4%)
  Transamerica Money Market                    19,649         20
Growth Equity (64.9%)
  BlackRock Mid Cap Growth (a)                  4,711         45
  T. Rowe Price Equity Income                   5,953        113
  T. Rowe Price Growth Stock                    6,911        136
World Equity (20.3%)
  American Century International (a)           12,171         92
                                                           -----
Total Investment Companies (cost: $394)                    $ 453
                                                           =====
SUMMARY:
  Investment companies, at value                100.0%     $ 453
  Liabilities in excess of other assets           0.0%         -
                                               ------      -----
  Net assets                                    100.0%     $ 453
                                               ======      =====

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) The fund invests its assets in Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 3

Select+ Aggressive

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated investment companies, at value
     (cost: $394)                                                 $ 453
  Other                                                               4
                                                                  -----
                                                                    457
                                                                  -----
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                     1
  Other                                                               3
                                                                  -----
                                                                      4
                                                                  -----
Net Assets                                                        $ 453
                                                                  =====
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)        $   -
  Additional paid-in capital                                        392
  Accumulated net investment income (loss)                           (1)
  Undistributed net realized gain (loss) from investment in
     affiliated investment companies                                  3
  Net unrealized appreciation (depreciation) on investment
     in affiliated investment companies                              59
                                                                  -------
Net Assets                                                        $ 453
                                                                  =======
Shares Outstanding:                                                  36
Net Asset Value and Offering Price Per Share:                    $ 12.42

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends from affiliated investment companies          $  1
                                                          ----
Expenses:
  Transfer agent fees                                        2
  Printing and shareholder reports                           4
  Custody fees                                               8
  Administration fees                                       21
  Auditing and accounting fees                              20
                                                          ----
  Total expenses                                            55
  Less:
     Advisory fee waiver and expense reimbursement         (53)
                                                          ----
  Net expenses                                               2
                                                          ----
Net Investment Income (Loss)                                (1)
                                                          ----
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment in affiliated
     investment companies                                    3
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment in affiliated
     investment companies                                   61
                                                          ----
Net Gain (Loss) on Investment in Affiliated
  Investment Companies                                      64
                                                          ----
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $ 63
                                                          ====


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 4

Select+ Aggressive

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                     December 31,       December 31,
                                                         2003              2002(a)
                                                  ------------------ ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $  (1)              $   -
  Net realized gain (loss) from
     investment in affiliated investment
     companies                                           3                   -
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated investment companies                    61                  (2)
                                                     -----               -----
                                                        63                  (2)
                                                     -----               -----
Distributions to Shareholders:
  From net investment income                             -                   -
  From net realized gains                                -                   -
                                                     -----               -----
                                                         -                   -
                                                     -----               -----
Capital Share Transactions:
  Proceeds from shares sold                            316                 100
  Dividends and distributions reinvested                 -                   -
  Cost of shares redeemed                              (24)                  -
                                                     -----               -----
                                                       292                 100
                                                     -----               -----
Net increase (decrease) in net assets                  355                 100
                                                     -----               -----
Net Assets:
  Beginning of year                                     98                   -
                                                     -----               ------
  End of year                                        $ 453               $  98
                                                     =====               =====
Accumulated Net Investment Income
  (Loss)                                             $  (1)              $   -
                                                     =====               =====

                                                     December 31,       December 31,
                                                         2003              2002(a)
                                                  ------------------ ------------------
Share Activity:
  Shares issued                                        28                  10
  Shares issued-reinvested from distributions           -                   -
  Shares redeemed                                      (2)                  -
                                                     -------             ------
Net increase (decrease) in shares
  outstanding                                          26                  10
                                                     ======              ======

(a) Commenced operations on December 5, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 5

Select+ Aggressive

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share outstanding throughout each period (a)
             --------------------------------------------------------------------------------------------------------------
                                     Investment Operations                          Distributions
                         --------------------------------------------- ---------------------------------------
              Net Asset                                                                                          Net Asset
   For the      Value,         Net         Net Realized                  From Net    From Net                     Value,
   Period     Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions    of Period
------------ ----------- --------------- ---------------- ------------ ------------ ---------- --------------- ------------
12/31/2003    $    9.76    $   (0.03)        $   2.69       $   2.66        $ -         $ -          $ -        $   12.42
12/31/2002        10.00            -            (0.24)         (0.24)         -           -            -             9.76
----------    ---------    ---------         --------       --------        ---         ---          ---        ---------

                                                        Ratios/Supplemental Data
                                 -----------------------------------------------------------------------
                                                    Ratio of Expenses
                                  Net Assets,           to Average          Net Investment
   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
   Period           Total            Period      -----------------------      to Average       Turnover
  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
------------   ---------------   -------------   ---------   -----------   ----------------   ----------
12/31/2003           27.25%         $   453         0.55%        25.81%          (0.25)%          23%
12/31/2002           (2.40)              98         0.55         77.92           (0.49)            -
----------           -----          -------         ----         -----           -----            --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of the Fund is December 5, 2002.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 6

Select+ Aggressive

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Select+ Aggressive ("the Fund"), part of ATSF, began operations on December 5, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is an affiliate of the Fund and subadviser to other funds within ATSF.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.55% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

There were no amounts recaptured at December 31, 2003.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to the following limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 7

Select+ Aggressive

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, there was no value of invested plan amounts. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 341
  U.S. Government                                        -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   50
  U.S. Government                                        -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  2
                                                    ====
     Undistributed Long-term Capital Gains          $  -
                                                    ====
     Capital Loss Carryforward                      $  -
                                                    ====
     Post October Loss                              $  -
                                                    ====
     Net Unrealized Appreciation (Depreciation)     $ 58
                                                    ====

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 395
                                                    =====
     Unrealized Appreciation                        $  58
     Unrealized (Depreciation)                          -
                                                    -----
     Net Unrealized Appreciation (Depreciation)     $  58
                                                    =====


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 8

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Select+ Aggressive Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select+ Aggressive Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Select+ Aggressive 9

Select+ Conservative

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The improvement in economic growth during the last three quarters of 2003 helped to contribute to attractive returns in financial markets for the year.

The strength in economic growth continues and the final revision of third quarter gross domestic product ("GDP") showed growth at an 8.2% pace annualized for the quarter and 3.6% growth year-over year. The above trend growth on a year-over-year basis was last achieved in the third quarter of 2000. Year-over-year growth for the fourth quarter was 4.3%.

The December Institute for Supply Management ("ISM") PMI Manufacturing Composite Index once again exceeded expectations, rising to 66.2%. Both the New Orders and Production indices remained at high levels, and the Employment index remained above 50% for the second straight month. (An index reading above 50% indicates expansion).

Chain store sales increased 4.2% in December according to the International Council of Shopping Centers (ICSC) chain store index, the best December (and holiday season) sales growth since 1999. Sales generally exceeded recent projections as the month ended strongly.

Global semiconductor sales have continued strong. November chip sales rose 4.5% over the previous month and are up 17.4% year-to-date supported by strong consumer electronics demand and computer sales.

The rise in mortgage rates continues to negatively affect the housing and mortgage businesses. Sales of new homes softened further in November falling by 2.4%, near expectations, and following a trend that has generally been in place since July. Slightly less favorable mortgage interest rates, combined with slower demand, are slowing sales. Despite the weakening, new home sales continue at impressive levels of 1.08 million annualized units.

The employment situation, a lagging indicator, is still struggling to attain sustained improvement. Although the unemployment rate fell from 5.9% to 5.7% in December, only 1,000 new jobs were created, far below consensus estimates.

The unemployment situation seems to be stabilizing. Initial and continuing unemployment claims have fallen below the 400,000 mark, a sign that more new jobs are being created. The number of people who filed for first-time unemployment benefits which was 353,000 at the beginning of the year, at year-end was near 339,000.

The consumer's outlook is improving, as The Conference Board's Consumer Confidence Index, advanced to 96.8 for January, up from 91.7 in December. The more favorable job market is a factor in the improved confidence.

U.S. companies are still downsizing, albeit at a slower rate despite the solid rebound in the nation's economy. The number of announced job cuts fell to 93,020 in December, down from 99,452.

The Index of Leading Economic Indicators ("LEI") continues to move higher and is now at 114.2 confirming that the growth rate of the economy remains above trend. The LEI is a leading indicator of corporate profits and is pointing to substantial increases in earnings for the next two quarters. As the "earnings season" begins in mid-January, we believe we will see record profits for the companies that make up the Standard and Poor's 500 Composite Stock Index.

Low short-term interest rates and improved confidence have resulted in a shift from cash to stocks by investors. Money has been flowing into equity mutual funds since April, yet money market assets are above normal levels, so the trend, we believe, will continue.

Also, as a result of recent tax cuts, investments, particularly in stocks, are more attractive on an after-tax basis. Reduced marginal rates for individuals have been a plus for consumer spending, and accelerated depreciation benefits result in more capital spending by businesses.

PERFORMANCE

For the year ended December 31, 2003, Select+ Conservative returned 12.06%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index returned 4.10%.

STRATEGY REVIEW

For conservative investors, a large exposure in bonds can provide relatively higher current income along with less volatile returns. This kind of approach is utilized for the Select+ Conservative portfolio. However, in addition to the general targets of keeping 70% of the portfolio in bonds and an additional 5% in cash, we have allocated a target of 25% for equities. The purpose of the allocation to equities is to serve as a hedge in the event of superior relative performance of stocks compared to bonds as occurred in 2003.

Investment Team
Union Planters Investment Advisors, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 1

Select+Conservative

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Select+Conservative and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 12/5/02 through 12/31/03

                     Initial Class               LB Aggregate Bond

 12/5/02               $10,000                       $10,000
12/31/02                10,030                        10,207
 3/31/03                10,060                        10,349
 6/30/03                10,670                        10,607
 9/30/03                10,780                        10,592
12/31/03                11,240                        10,625


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                          From       Inception
                           1 year      Inception       Date
                        -----------   -----------   ----------
Select+Conservative         12.06%        11.56%     12/5/02
LBAB(1)                      4.10%         5.74%     12/5/02
-----                       -----         -----      -------

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 2

Select+ Conservative

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares          Value
                                              ------------   -------------
INVESTMENT COMPANIES (100.0%) (a)
Aggressive Equity (6.0%)
  Third Avenue Value                              13,105        $  221
Capital Preservation (4.6%)
  Transamerica Money Market                      170,027           170
Fixed-Income (66.9%)
  MFS High Yield                                  55,417           570
  PIMCO Total Return                             127,147         1,396
  Transamerica U.S. Government Securities         41,605           517
Growth Equity (22.5%)
  T. Rowe Price Equity Income                     21,846           414
  T. Rowe Price Growth Stock                      21,225           419
                                                                ------
Total Investment Companies (cost: $3,423)                       $3,707
                                                                ======
SUMMARY:
  Investments, at value                            100.0%       $3,707
  Liabilities in excess of other assets              0.0%           (1)
                                                 -------        ------
  Net assets                                       100.0%       $3,706
                                                 =======        ======

NOTES TO SCHEDULE OF INVESTMENTS:
(a) The fund invests its assets in Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 3

Select+ Conservative

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated investment companies, at value
     (cost: $3,423)                                            $3,707
  Other                                                             1
                                                               ------
                                                                3,708
                                                               ------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   1
  Other                                                             1
                                                               ------
                                                                    2
                                                               ------
Net Assets                                                     $3,706
                                                               ======
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)     $    3
  Additional paid-in capital                                    3,392
  Undistributed net investment income (loss)                       18
  Undistributed net realized gain (loss) from investment in
     affiliated investment companies                                9
  Net unrealized appreciation (depreciation) on investment
     in affiliated investment companies                           284
                                                               ------
Net Assets                                                     $3,706
                                                               ======
Shares Outstanding                                                330
Net Asset Value and Offering Price Per Share                   $11.24

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends from affiliated investment companies           $  31
                                                           -----
Expenses:
  Management and advisory fees                                 3
  Transfer agent fees                                          2
  Printing and shareholder reports                             3
  Custody fees                                                12
  Administration fees                                         20
  Auditing and accounting fees                                20
                                                           -----
  Total expenses                                              60
                                                           -----
  Less:
     Advisory fee waiver and expense reimbursement           (47)
                                                           -----
  Net expenses                                                13
                                                           -----
Net Investment Income (Loss)                                  18
                                                           -----
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment in affiliated
     investment companies                                      9
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment
     in affiliated investment companies                      284
                                                           -----
Net Gain (Loss) on Investment in Affiliated Investment
  Companies                                                  293
                                                           -----
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                          $ 311
                                                           =====


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 4

Select+ Conservative

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)


                                               December 31,      December 31,
                                                   2003             2002(a)
                                             ---------------- ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                $    18            $   -
  Net realized gain (loss) from
     investment in affiliated investment
     companies                                      9               -
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated investment companies              284               -
                                              -------            ----
                                                  311               -
                                              -------            ----
Distributions to Shareholders:
  From net investment income                        -               -
  From net realized gains                           -               -
                                              -------            ----
                                                    -               -
                                              -------            ----
Capital Share Transactions:
  Proceeds from shares sold                     3,417             112
  Dividends and distributions reinvested            -               -
  Cost of shares redeemed                        (134)              -
                                              -------            ----
                                                3,283             112
                                              -------            ----
Net increase (decrease) in net assets           3,594             112
                                              -------            ----
Net Assets:
  Beginning of year                               112               -
                                              -------            ----
  End of year                                 $ 3,706            $112
                                              =======            ====
Undistributed Net Investment Income
  (Loss)                                      $    18            $  -
                                              =======            ====

                                               December 31,      December 31,
                                                   2003             2002(a)
                                             ---------------- ------------------
Share Activity:
  Shares issued                                   332              11
  Shares issued-reinvested from
     distributions                                  -               -
  Shares redeemed                                 (13)              -
                                              -------            -----
Net increase (decrease) in shares
  outstanding                                     319              11
                                              =======            =====

(a) Commenced operations on December 5, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 5

Select+ Conservative

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share outstanding throughout each period (a)
             --------------------------------------------------------------------------------------------------------------
                                     Investment Operations                          Distributions
                         --------------------------------------------- ---------------------------------------
              Net Asset                                                                                          Net Asset
   For the      Value,         Net         Net Realized                  From Net    From Net                     Value,
   Period     Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions    of Period
------------ ----------- --------------- ---------------- ------------ ------------ ---------- --------------- ------------
12/31/2003    $   10.03      $  0.08         $   1.13       $   1.21        $ -         $ -          $ -        $   11.24
12/31/2002        10.00            -             0.03           0.03          -           -            -            10.03
----------    ---------      -------         --------       --------        ---         ---          ---        ---------

                                                         Ratios/Supplemental Data
                                  -----------------------------------------------------------------------
                                                     Ratio of Expenses
                                   Net Assets,           to Average          Net Investment
    For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
    Period           Total            Period      -----------------------      to Average       Turnover
   Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
 ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
 12/31/2003           12.06%         $ 3,706         0.55%        2.49%            0.73%            6%
 12/31/2002            0.30              112         0.55        72.67            (0.49)            -
 ----------           -----          -------         ----        -----            -----             -

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of the Fund is December 5, 2002.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 6

Select+ Conservative

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Select+ Conservative ("the Fund"), part of ATSF, began operations on December 5, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is an affiliate of the Fund and subadviser to other funds within ATSF.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.55% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

There were no amounts recaptured at December 31, 2003.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to the limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 7

Select+ Conservative

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003 there was no value in invested plan amounts. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 3,416
  U.S. Government                                          -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                    144
  U.S. Government                                          -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  22
                                                    =====
     Undistributed Long-term Capital Gains          $   4
                                                    =====
     Capital Loss Carryforward                      $   -
                                                    =====
     Post October Loss                              $   -
                                                    =====
     Net Unrealized Appreciation (Depreciation)     $ 284
                                                    =====

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 3,423
                                                    =======
     Unrealized Appreciation                        $   284
     Unrealized (Depreciation)                            -
                                                    -------
     Net Unrealized Appreciation (Depreciation)     $   284
                                                    =======


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 8

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Select+ Conservative

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select+ Conservative (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Select+ Conservative 9

Select+ Growth & Income

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The improvement in economic growth during the last three quarters of 2003 helped to contribute to attractive returns in financial markets for the year.

The strength in economic growth continues and the final revision of third quarter gross domestic product ("GDP") showed growth at an 8.2% pace annualized for the quarter and 3.6% growth year-over year. The above trend growth on a year-over-year basis was last achieved in the third quarter of 2000. Year-over-year growth for the fourth quarter was 4.3%.

The December Institute for Supply Management ("ISM") PMI Manufacturing Composite Index once again exceeded expectations, rising to 66.2%. Both the New Orders and Production indices remained at high levels, and the Employment index remained above 50% for the second straight month. (An index reading above 50% indicates expansion).

Chain store sales increased 4.2% in December according to the International Council of Shopping Centers (ICSC) chain store index, the best December (and holiday season) sales growth since 1999. Sales generally exceeded recent projections as the month ended strongly.

Global semiconductor sales have continued strong. November chip sales rose 4.5% over the previous month and are up 17.4% year-to-date supported by strong consumer electronics demand and computer sales.

The rise in mortgage rates continues to negatively affect the housing and mortgage businesses. Sales of new homes softened further in November falling by 2.4%, near expectations, and following a trend that has generally been in place since July. Slightly less favorable mortgage interest rates, combined with slower demand, are slowing sales. Despite the weakening, new home sales continue at impressive levels of 1.08 million annualized units.

The employment situation, a lagging indicator, is still struggling to attain sustained improvement. Although the unemployment rate fell from 5.9% to 5.7% in December, only 1,000 new jobs were created, far below consensus estimates.

The unemployment situation seems to be stabilizing. Initial and continuing unemployment claims have fallen below the 400,000 mark, a sign that more new jobs are being created. The number of people who filed for first-time unemployment benefits which was 353,000 at the beginning of the year, at year-end was near 339,000.

The consumer's outlook is improving, as The Conference Board's Consumer Confidence Index, advanced to 96.8 for January, up from 91.7 in December. The more favorable job market is a factor in the improved confidence.

U.S. companies are still downsizing, albeit at a slower rate despite the solid rebound in the nation's economy. The number of announced job cuts fell to 93,020 in December, down from 99,452.

The Index of Leading Economic Indicators ("LEI") continues to move higher and is now at 114.2 confirming that the growth rate of the economy remains above trend. The LEI is a leading indicator of corporate profits and is pointing to substantial increases in earnings for the next two quarters. As the "earnings season" begins in mid-January, we believe we will see record profits for the companies that make up the Standard and Poor's 500 Composite Stock Index.

Low short-term interest rates and improved confidence have resulted in a shift from cash to stocks by investors. Money has been flowing into equity mutual funds since April, yet money market assets are above normal levels, so the trend, we believe, will continue.

Also, as a result of recent tax cuts, investments, particularly in stocks, are more attractive on an after-tax basis. Reduced marginal rates for individuals have been a plus for consumer spending, and accelerated depreciation benefits result in more capital spending by businesses.

PERFORMANCE

For the year ended December 31, 2003, Select+ Growth & Income returned 20.95%. By comparison its primary benchmark, the Wilshire 5000 Total Market Index and its secondary benchmark, the Lehman Brothers Aggregate Bond Index returned 29.44% and 4.10%, respectively.

STRATEGY REVIEW

The Select+ Growth & Income portfolio is structured for investors seeking a larger exposure in equities yet with a desire for relatively higher income and less volatile returns. We have selected the general targets for the portfolio of 60% in equities, 35% in bonds, and an additional 5% in cash. The purpose of the higher allocation to equities relative to fixed income is to potentially take advantage of accelerating economic growth. However, lower returns from the allocations to bonds and cash reduced performance for the Select+ Growth & Income portfolio in 2003.

Investment Team
Union Planters Investment Advisors, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 1

Select+Growth & Income

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Select+Growth & Income and its comparative indices.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 12/5/02 through 12/31/03

                         Initial Class      Wilshire 5000     LB Aggregate Bond
 12/5/02                   $10,000            $10,000             $10,000
12/31/02                     9,880              9,431              10,207
 3/31/03                     9,770              9,102              10,349
 6/30/03                    10,760             10,561              10,607
 9/30/03                    11,030             10,908              10,592
12/31/03                    11,950             12,208              10,625

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                             From       Inception
                              1 year      Inception       Date
                           -----------   -----------   ----------
Select+Growth & Income         20.95%        18.14%     12/5/02
Wilshire 5000(1)               29.44%        20.14%     12/5/02
LBAB(1)                         4.10%         5.74%     12/5/02
-----                          -----         -----      -------

NOTES

(1) The Wilshire 5000 Total Market (Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 2

Select+ Growth & Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                Shares          Value
                                            -------------   -------------
INVESTMENT COMPANIES (100.1%) (b)
Aggressive Equity (11.3%)
  Third Avenue Value                            35,776         $  606
Capital Preservation (4.2%)
  Transamerica Money Market                    227,776            228
Fixed-Income (31.5%)
  MFS High Yield                                50,214            516
  PIMCO Total Return                           107,056          1,175
Growth Equity (42.4%)
  BlackRock Mid Cap Growth (a)                  29,570            284
  T. Rowe Price Equity Income                   29,634            562
  T. Rowe Price Growth Stock                    72,465          1,429
World Equity (10.7%)
  American Century International (a)            76,065            573
                                                               ------
Total Investment Companies (cost: $4,577)                      $5,373
                                                               ======
SUMMARY:
  Investments, at value                          100.1%        $5,373
  Liabilities in excess of other assets           (0.1)%           (3)
                                               -------         ------
  Net assets                                     100.0%        $5,370
                                               =======         ======

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) The fund invests its assets in Initial Class shares of underlying portfolios of AEGON/Transamerica Series Fund, Inc., which are affiliates of the Fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 3

Select+ Growth & Income

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated investment companies, at value
     (cost: $4,577)                                            $5,373
                                                               ------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                   2
  Other                                                             1
                                                               ------
                                                                    3
                                                               ------
Net Assets                                                     $5,370
                                                               ======
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)     $    4
  Additional paid-in capital                                    4,542
  Undistributed net investment income (loss)                        3
  Undistributed net realized gain (loss) from investment
     in affiliated investment companies                            25
  Net unrealized appreciation (depreciation) on investment
     in affiliated investment companies                           796
                                                               ------
Net Assets                                                     $5,370
                                                               ======
Shares Outstanding:                                               450
Net Asset Value and Offering Price Per Share                   $11.95

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Dividends from affiliated investment companies         $  24
                                                         -----
Expenses:
  Management and advisory fees                               4
  Transfer agent fees                                        2
  Printing and shareholder reports                           3
  Custody fees                                              13
  Administration fees                                       21
  Auditing and accounting fees                              20
                                                         -----
  Total expenses                                            63
  Less:
     Advisory fee waiver and expense reimbursement         (42)
                                                         -----
  Net expenses                                              21
                                                         -----
Net Investment Income (Loss)                                 3
                                                         -----
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment in affiliated
     investment companies                                   25
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment in affiliated
     investment companies                                  799
                                                         -----
Net Gain (Loss) on Investment in Affiliated
  Investment Companies                                     824
                                                         -----
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 827
                                                         =====


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 4

Select+ Growth & Income

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                    December 31,      December 31,
                                                        2003             2002(a)
                                                  ---------------- ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                     $     3            $     -
  Net realized gain (loss) from
     investment in affiliated investment
     companies                                          25                  -
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated investment companies                   799                 (3)
                                                   -------            -------
                                                       827                 (3)
                                                   -------            -------
Distributions to Shareholders:
  From net investment income                             -                 -
  From net realized gains                                -                 -
                                                   -------            ------
                                                         -                 -
                                                   -------            ------
Capital Share Transactions:
  Proceeds from shares sold                          3,708             1,048
  Dividends and distributions reinvested                 -                 -
  Cost of shares redeemed                             (210)                -
                                                   -------            ------
                                                     3,498             1,048
                                                   -------            ------
Net increase (decrease) in net assets                4,325             1,045
                                                   -------            ------
Net Assets:
  Beginning of year                                  1,045                 -
                                                   -------            ------
  End of year                                      $ 5,370            $ 1,045
                                                   =======            =======
Undistributed Net Investment
  Income (Loss)                                    $     3            $     -
                                                   =======            =======


                                                    December 31,      December 31,
                                                        2003             2002(a)
                                                  ---------------- ------------------
Share Activity:
  Shares issued                                        364               106
  Shares issued-reinvested from distributions            -                 -
  Shares redeemed                                      (20)                -
                                                   -------            --------
Net increase (decrease) in shares
  outstanding                                          344               106
                                                   =======            ========

(a) Commenced operations on December 5, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 5

Select+ Growth & Income

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share outstanding throughout each period (a)
             --------------------------------------------------------------------------------------------------------------
                                     Investment Operations                          Distributions
                         --------------------------------------------- ---------------------------------------
              Net Asset                                                                                          Net Asset
   For the      Value,         Net         Net Realized                  From Net    From Net                     Value,
   Period     Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions    of Period
------------ ----------- --------------- ---------------- ------------ ------------ ---------- --------------- ------------
12/31/2003    $   9.88       $  0.01         $   2.06       $   2.07        $ -         $ -          $ -        $   11.95
12/31/2002       10.00             -            (0.12)         (0.12)         -           -            -             9.88
----------    --------       -------         --------       --------        ---         ---          ---        ---------

                                                        Ratios/Supplemental Data
                                 -----------------------------------------------------------------------
                                                    Ratio of Expenses
                                  Net Assets,           to Average          Net Investment
   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
   Period           Total            Period      -----------------------      to Average       Turnover
  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
------------   ---------------   -------------   ---------   -----------   ----------------   ----------
12/31/2003           20.95%         $ 5,370         0.55%        1.64%            0.07%           15%
12/31/2002           (1.20)           1,045         0.55        17.63            (0.49)            -
----------           -----          -------         ----        -----            -----            --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of the Fund is December 5, 2002.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 6

Select+ Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Select+ Growth & Income ("the Fund"), part of ATSF, began operations on December 5, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of ATSF. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is an affiliate of the Fund and a sub-advisor to other funds within ATSF.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.55% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

There were no amounts subject to recapture at December 31, 2003.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to the limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 7

Select+ Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, there was no value of invested plan amounts. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 4,042
  U.S. Government                                          -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                    570
  U.S. Government                                          -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  23
                                                    =====
     Undistributed Long-term Capital Gains          $   5
                                                    =====
     Capital Loss Carryforward                      $   -
                                                    =====
     Post October Loss                              $   -
                                                    =====
     Net Unrealized Appreciation (Depreciation)     $ 795
                                                    =====

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 4,578
                                                    =======
     Unrealized Appreciation                        $   795
     Unrealized (Depreciation)                            -
                                                    -------
     Net Unrealized Appreciation (Depreciation)     $   795
                                                    =======


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 8

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Select+ Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select+ Growth & Income (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Select+ Growth & Income 9

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The year ended December 31, 2003, started with a sizable dose of considerable economic and political uncertainty, and ended with much geopolitical uncertainty and considerable economic momentum. Along the way, yields on Treasury rose, reflecting a growing conviction among investors that a surging economy will eventually lead to higher interest rates.

Rising yields, and thus falling prices, in the Treasury sector were more than offset by extremely strong results for corporate bonds and improved performance in mortgage-backed securities. Driving the corporate sector were rising levels of corporate profitability and credit improvements. With those developments, corporate yield spreads increased less than Treasury yields. As the gap between corporate and Treasury yields narrowed, prices in the corporate sector rose relative to Treasury prices. In the mortgage sector, performance was driven by a decline in volatility.

PERFORMANCE

For the year ended December 31, 2003, Transamerica U.S. Government Securities returned 2.95%. By comparison its primary benchmark, the Lehman Brothers U.S. Government Index and its secondary benchmark, the Lehman Brothers Aggregate Bond Index returned 2.36% and 4.10%, respectively.

STRATEGY REVIEW

The portfolio may invest up to 80% of assets in Treasury securities and up to 20% in corporate bonds. Throughout the year, we invested as extensively as possible under our investment guidelines in corporate securities. Within that sector, we began the year with above-average exposures to telecommunications and media companies and utilities, all industries that had become noticeably undervalued in 2002. By late summer 2003, these three industries showed marked signs of improvement (e.g., deleveraging of their balance sheets) and had performed far better than the corporate bond market in general. As valuations climbed and became more commensurate with the risks involved, we sold many of our telecommunications, media and utilities holdings for a profit, reinvesting in bonds from cyclical sectors of the corporate world. More specifically, by the end of the third calendar quarter, we initiated or added to positions in businesses that stand to benefit from a global industrial rebound, including metals, mining and basic materials companies. This shift worked well, contributing handsomely to the portfolio's total return in the final months of the year.

Also contributing to results were a relative short duration (compared to the index), which helped to limit the price depreciation associated with higher Treasury yields, and our investments in mortgage-backed securities.


/s/ Heidi Y. Hu
Heidi Y. Hu


Peter O. Lopez
Co-Portfolio Managers
Transamerica Investment Management, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Transamerica U.S. Government Securities 1

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/13/94 through 12/31/03

              Initial Class      LBG        LBAB

 5/13/94        $10,000      $10,000     $10,000
 6/30/94          9,950        9,964       9,977
 9/30/94          9,970       10,006      10,037
12/31/94          9,960       10,041      10,075
 3/31/95         10,340       10,514      10,583
 6/30/95         10,911       11,166      11,228
 9/30/95         11,073       11,364      11,449
12/31/95         11,518       11,883      11,937
 3/31/96         11,214       11,614      11,725
 6/30/96         11,226       11,670      11,792
 9/30/96         11,414       11,866      12,010
12/31/96         11,727       12,212      12,370
 3/31/97         11,654       12,113      12,301
 6/30/97         12,056       12,533      12,753
 9/30/97         12,433       12,953      13,176
12/31/97         12,800       13,383      13,564
 3/31/98         12,961       13,585      13,775
 6/30/98         13,287       13,943      14,097
 9/30/98         13,745       14,714      14,693
12/31/98         13,745       14,702      14,742
 3/31/99         13,678       14,492      14,669
 6/30/99         13,519       14,368      14,540
 9/30/99         13,637       14,463      14,639
12/31/99         13,625       14,373      14,621
 3/31/00         13,968       14,854      14,944
 6/30/00         14,252       15,087      15,204
 9/30/00         14,618       15,503      15,662
12/31/00         15,010       16,277      16,321
 3/31/01         15,389       16,686      16,817
 6/30/01         15,443       16,646      16,911
 9/30/01         15,748       17,558      17,691
12/31/01         15,775       17,454      17,699
 3/31/02         15,629       17,343      17,716
 6/30/02         15,895       18,113      18,370
 9/30/02         16,381       19,320      19,212
12/31/02         16,692       19,460      19,514
 3/31/03         16,896       19,668      19,786
 6/30/03         17,343       20,166      20,281
 9/30/03         17,169       20,006      20,251
12/31/03        $17,184      $19,919     $20,315

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------
                                                            From       Inception
                                 1 year      5 years     Inception       Date
--------------------------------------------------------------------------------
Initial Class                      2.95%       4.57%        5.78%      5/13/94
LBG(1)                             2.36%       6.26%        7.38%      5/13/94
LBAB(1)                            4.10%       6.62%        7.60%      5/13/94
--------------------------------------------------------------------------------
Service Class                         -           -         0.68%       5/1/03
--------------------------------------------------------------------------------

NOTES

(1) The Lehman Brothers U.S. Government (LBG) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to May 1, 2002 is attributable to that firm.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Transamerica U.S. Government Securities 2

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                         Principal          Value
-------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (45.1%)
  U.S. Treasury Bond (a)
    5.38%, due 02/15/2031               $   28,100        $  29,304
  U.S. Treasury Note
    1.63%, due 01/31/2005                    9,000            9,035
    1.63%, due 03/31/2005 (a)               35,900           36,023
    1.50%, due 07/31/2005 (a)                6,500            6,496
    3.50%, due 11/15/2006 (a)               13,000           13,437
    4.38%, due 05/15/2007 (a)               11,000           11,648
    3.00%, due 02/15/2008 (a)                9,000            9,042
    2.63%, due 05/15/2008                    2,000            1,970
    3.25%, due 08/15/2008 (a)                3,500            3,521
    5.00%, due 02/15/2011 (a)                4,000            4,296
                                                          ---------
Total U.S. Government Obligations (cost: $124,284)          124,772
                                                          ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (32.6%)
  Fannie Mae
    2.38%, due 03/17/2006 (a)               10,000           10,003
    4.75%, due 01/02/2007                    7,000            7,374
    4.25%, due 07/15/2007                   10,000           10,444
    5.25%, due 08/01/2012                   10,000           10,254
    4.38%, due 03/15/2013 (a)                3,000            2,946
  Fannie Mae-Conventional Pool
    5.00%, due 05/01/2018                    3,875            3,957
    5.00%, due 06/01/2018                    3,799            3,880
    6.00%, due 10/01/2032                    2,626            2,715
    6.00%, due 11/01/2032                    1,099            1,136
    6.00%, due 01/01/2033                      293              303
    6.00%, due 02/01/2033                      617              638
    6.00%, due 05/01/2033                    1,113            1,150
    6.00%, due 10/01/2033                    7,133            7,377
  Fannie Mae-Gold Pool
    5.00%, due 04/01/2018                    6,946            7,085
  Freddie Mac-Gold Pool
    6.00%, due 11/01/2032                    2,480            2,563
    6.00%, due 09/01/2033                    2,851            2,948
  Ginnie Mae-FHA/VA Pool
    6.50%, due 11/15/2028                    8,456            8,928
    6.00%, due 10/15/2032                    6,313            6,567
                                                          ---------
Total U.S. Government Agency Obligations
  (cost: $89,299)                                            90,268
                                                          ---------

CORPORATE DEBT SECURITIES (17.9%)
Automotive (0.5%)
  Hyundai Motor Company Limited-144A (a)
    5.30%, due 12/19/2008                    1,400            1,404
Business Credit Institutions (0.6%)
  eircom Funding
    8.25%, due 08/15/2013                    1,500            1,661
Chemicals & Allied Products (1.8%)
  Dow Chemical Company (The)
    7.00%, due 08/15/2005                    4,540            4,856

                                         Principal          Value
-------------------------------------------------------------------
Commercial Banks (3.5%)
  Morgan Chase & Co. (J.P.)
    5.75%, due 01/02/2013               $    5,000        $   5,272
  RBS Capital Trust I (c)
    4.71%, due 12/31/2049                    5,000            4,781
Electric Services (2.5%)
  Commonwealth Edison Company
    4.70%, due 04/15/2015                    1,250            1,217
  FirstEnergy Corp
    7.38%, due 11/15/2031                    3,000            3,069
  TXU Energy Company LLC
    7.00%, due 03/15/2013                    2,500            2,765
Hotels & Other Lodging Places (0.6%)
  Park Place Entertainment Corporation
    7.00%, due 04/15/2013                    1,500            1,601
Insurance (0.5%)
  ACE Capital Trust II
    9.70%, due 04/01/2030                    1,000            1,304
Lumber & Wood Products (1.0%)
  Weyerhaeuser Company
    7.38%, due 03/15/2032                    2,500            2,718
Motion Pictures (2.1%)
  Time Warner Inc.
    7.63%, due 04/15/2031                    5,000            5,770
Paper & Allied Products (0.4%)
  MeadWestvaco Corporation
    6.80%, due 11/15/2032                    1,000            1,028
Paperboard Containers & Boxes (0.5%)
  Norampac Inc.
    6.75%, due 06/01/2013                    1,350            1,407
Personal Credit Institutions (1.0%)
  General Motors Acceptance Corporation
    7.00%, due 02/01/2012                    2,500            2,688
Petroleum Refining (2.1%)
  Conoco Funding Company
    7.25%, due 10/15/2031                    3,000            3,540
  Suncor Energy Inc.
    5.95%, due 12/01/2034                    2,400            2,382
Telecommunications (0.8%)
  Sprint Capital Corporation
    7.90%, due 03/15/2005                    2,000            2,131
                                                          ---------
Total Corporate Debt Securities (cost: $48,015)              49,594
                                                          ---------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                    Transamerica U.S. Government Securities 3

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                    Principal          Value
------------------------------------------------------------------------------

SECURITY LENDING COLLATERAL (31.0%)
Debt (24.7%)
Bank Notes (1.2%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                          $      404        $     404
  Fleet National Bank
    1.00%, due 01/21/2004                               1,516            1,516
  National Bank of Commerce
    1.19%, due 04/21/2004                               1,263            1,263
Commercial Paper (6.4%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                 758              758
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                 504              504
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                                 758              758
    1.09%, due 01/13/2004                                 505              505
    1.08%, due 02/05/2004                               1,009            1,009
  General Electric Capital Corporation
    1.09%, due 01/08/2004                               1,260            1,260
    1.09%, due 01/09/2004                                 758              758
    1.08%, due 01/16/2004                               1,006            1,006
  Govco Incorporated-144A
    1.07%, due 02/05/2004                               1,262            1,262
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                               1,262            1,262
    1.09%, due 02/06/2004                               1,261            1,261
    1.10%, due 02/09/2004                                 737              737
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                               1,261            1,261
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                 758              758
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                               1,464            1,464
    1.08%, due 02/17/2004                               2,522            2,522
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                 505              505
Euro Dollar Overnight (1.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                               2,527            2,527
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                 101              101
    1.08%, due 01/06/2004                                 960              960
Euro Dollar Terms (6.1%)
  Bank of Montreal
    1.06%, due 01/15/2004                                 493              493
    1.06%, due 02/17/2004                               1,011            1,011

                                                    Principal          Value
------------------------------------------------------------------------------
Euro Dollar Terms (continued)
  Bank of Scotland
    1.06%, due 04/02/2004                          $      758        $     758
  Citigroup Inc.
    1.10%, due 01/22/2004                                 758              758
    1.09%, due 02/06/2004                               1,011            1,011
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                 505              505
  Den Danske Bank
    1.08%, due 01/20/2004                               2,527            2,527
    1.02%, due 01/30/2004                               1,263            1,263
  Royal Bank of Canada
    1.05%, due 02/27/2004                               2,527            2,527
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                               1,516            1,516
    1.08%, due 01/15/2004                                 505              505
    1.08%, due 01/20/2004                                 253              253
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                 253              253
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                               1,516            1,516
  Wells Fargo & Company
    1.04%, due 01/30/2004                               2,022            2,022
Master Notes (1.8%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                               1,011            1,011
    1.14%, due 09/08/2004                               1,516            1,516
  Morgan Stanley
    1.05%, due 06/21/2004                               2,426            2,426
Medium Term Notes (1.2%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                               2,527            2,527
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                 758              758
Repurchase Agreements (6.7%) (b)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $5,914 on 01/02/2004           5,914            5,914
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/21/2003
    to be repurchased at $8,037 on 01/02/2004           8,037            8,037
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,801 on 01/02/2004           4,801            4,801


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                    Transamerica U.S. Government Securities 4

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares         Value
-----------------------------------------------------------------------

Investment Companies (6.3%)
Money Market Funds (6.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                        1,239,522     $   1,240
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                        3,026,385         3,026
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                       13,159,723        13,160
                                                              ---------
Total Security Lending Collateral (cost: $85,695)                85,695
                                                              ---------
Total Investment Securities (cost: $347,293)                  $ 350,329
                                                              =========

-----------------------------------------------------------------------
SUMMARY:
  Investments, at value                             126.6 %   $ 350,329
  Liabilities in excess of other assets             (26.6)%     (73,700)
                                                    -----     ---------
  Net assets                                        100.0 %   $ 276,629
                                                    =====     =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $83,810.

(b) Cash collateral for the Repurchase Agreements, valued at $19,125, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2003.

DEFINITIONS:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $1,404 or 0.40% of the net assets of the fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                    Transamerica U.S. Government Securities 5

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $347,293)
     (including $83,810 of securities loaned)                $350,329
  Cash                                                          9,146
  Receivables:
     Interest                                                   3,014
  Other                                                            67
                                                             ---------
                                                              362,556
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 163
     Distribution fees                                              1
  Payable for collateral for securities on loan                85,695
  Other                                                            68
                                                             ---------
                                                               85,927
                                                             ---------
Net Assets                                                   $276,629
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    223
  Additional paid-in capital                                  263,001
  Undistributed net investment income (loss)                    9,191
  Undistributed net realized gain (loss) from investment
     securities                                                 1,178
  Net unrealized appreciation (depreciation) on investment
     securities                                                 3,036
                                                             ---------
Net Assets                                                   $276,629
                                                             =========
Shares Outstanding:
  Initial Class                                                22,152
  Service Class                                                   112
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  12.42
  Service Class                                                 12.64

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                   $ 11,198
  Income from loaned securities-net                               171
                                                             --------
                                                               11,369
                                                             --------
Expenses:
  Management and advisory fees                                  2,063
  Transfer agent fees                                               2
  Printing and shareholder reports                                 19
  Custody fees                                                     37
  Administration fees                                              20
  Legal fees                                                        4
  Auditing and accounting fees                                     10
  Directors fees                                                   13
  Other                                                             9
  Service fees:
     Service Class                                                  1
                                                             --------
  Total expenses                                                2,178
                                                             --------
Net Investment Income (Loss)                                    9,191
                                                             --------
Net Realized and Unrealized Gain (Loss):
  Realized gain(loss) from investment securities                2,888
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities                   (3,091)
                                                             --------
Net Gain (Loss) on Investment Securities                         (203)
                                                             --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            $  8,988
                                                             ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                    Transamerica U.S. Government Securities 6

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,   December 31,
                                                         2003           2002
                                                     -----------    ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $   9,191       $   6,504
  Net realized gain (loss) from
     investment securities                                2,888             515
  Net unrealized appreciation
     (depreciation) on investment
     securities                                          (3,091)          5,636
                                                      ----------      ---------
                                                          8,988          12,655
                                                      ----------      ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (6,503)         (4,291)
     Service Class                                           (1)              -
                                                      ----------      ---------
                                                         (6,504)         (4,291)
                                                      ----------      ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      101,339         189,400
     Service Class                                        5,617               -
                                                      ----------      ---------
                                                        106,956         189,400
                                                      ----------      ---------
  Dividends and distributions reinvested:
     Initial Class                                        6,503           4,291
     Service Class                                            1               -
                                                      ----------      ---------
                                                          6,504           4,291
                                                      ----------      ---------
  Cost of shares redeemed:
     Initial Class                                     (119,683)        (38,361)
     Service Class                                       (4,201)              -
                                                      ----------      ---------
                                                       (123,884)        (38,361)
                                                      ----------      ---------
                                                        (10,424)        155,330
                                                      ----------      ---------
Net increase (decrease) in net assets                    (7,940)        163,694
                                                      ----------      ---------
Net Assets:
  Beginning of year                                     284,569         120,875
                                                      ----------      ---------
  End of year                                         $ 276,629       $ 284,569
                                                      ==========      =========
Undistributed Net Investment
  Income (Loss)                                       $   9,191       $   6,504
                                                      ==========      =========

                                                     December 31,   December 31,
                                                         2003           2002
                                                     -----------    ------------

Share Activity:
  Shares issued:
     Initial Class                                        8,166          15,767
     Service Class                                          451               -
                                                      ----------      ---------
                                                          8,617          15,767
                                                      ----------      ---------
  Shares issued-reinvested from distributions:
     Initial Class                                          542             363
     Service Class                                            -               -
                                                      ----------      ---------
                                                            542             363
                                                      ----------      ---------
  Shares redeemed:
     Initial Class                                       (9,646)         (3,207)
     Service Class                                         (339)              -
                                                      ----------      ---------
                                                         (9,985)         (3,207)
                                                      ----------      ---------
Net increase (decrease) in shares
  outstanding                                              (826)         12,923
                                                      ==========      =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                    Transamerica U.S. Government Securities 7

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                       For a share outstanding throughout each period (a)
                            -------------------------------------------------------------------------------------------------------
                                                  Investment Operations                        Distributions
                                       -----------------------------------------  -------------------------------------
                            Net Asset                                                                                    Net Asset
                  For the     Value,        Net        Net Realized                 From Net   From Net                   Value,
                  Period    Beginning    Investment   and Unrealized     Total     Investment  Realized      Total          End
                 Ended (b)  of Period  Income (Loss)    Gain (Loss)   Operations     Income     Gains    Distributions   of Period
--------------------------------------------------------------------------------  ------------------------------------- -----------
Initial Class   12/31/2003  $   12.32   $   0.36        $    (0.01)     $ 0.35     $   (0.25)  $      -   $   (0.25)    $   12.42
                12/31/2002      11.89       0.42              0.26        0.68         (0.25)         -       (0.25)        12.32
                12/31/2001      11.88       0.36              0.23        0.59         (0.58)         -       (0.58)        11.89
                12/31/2000      11.53       0.74              0.36        1.10         (0.75)         -       (0.75)        11.88
                12/31/1999      12.32       0.62             (0.73)      (0.11)        (0.46)     (0.22)      (0.68)        11.53
---------------------------------------------------------------------------------------------------------------------------------
Service Class   12/31/2003      12.58       0.38             (0.29)       0.09         (0.03)         -       (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Ratios/Supplemental Data
                                              ----------------------------------------------------------------
                                                            Ratio of Expenses
                                              Net Assets,       to Average         Net Investment
                  For the                       End of        Net Assets (f)        Income (Loss)    Portfolio
                  Period         Total          Period   -----------------------     to Average      Turnover
                 Ended (b)   Return (c)(g)      (000's)    Net (d)     Total (e)    Net Assets (f)    Rate (g)
--------------------------------------------------------------------------------------------------------------
Initial Class   12/31/2003       2.95%         $ 275,208     0.69%        0.69%           2.89%          124%
                12/31/2002       5.81            284,569     0.71         0.71            3.50           379
                12/31/2001       5.10            120,875     0.75         0.79            4.64           760
                12/31/2000      10.16             75,182     0.74         0.76            5.38         1,109
                12/31/1999      (0.87)            83,777     0.73         0.77            5.52           596
--------------------------------------------------------------------------------------------------------------
Service Class   12/31/2003       0.68              1,421     0.96         0.96            4.53           124
--------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
     Initial Class-May 13, 1994
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fee paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                    Transamerica U.S. Government Securities 8

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica U.S. Government Securities ("the Fund"), part of ATSF, began operations as Dreyfus U.S. Government Securities Portfolio, a part of the Endeavor Series Trust, on May 13, 1994. The Fund became part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $73 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Transamerica U.S. Government Securities 9

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

     0.65% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     0.73% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

     Initial Class          0.15%
     Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $9. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 87,779
  U.S. Government                                     294,701
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  78,628
  U.S. Government                                     307,668


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Transamerica U.S. Government Securities 10

Transamerica U.S. Government Securities

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 4,291
       Long-term capital gains              -
     2003 Distributions paid from:
       Ordinary income                  6,504
       Long-term capital gains              -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 9,751
                                                    =======
     Undistributed Long-term Capital Gains          $   698
                                                    =======
     Capital Loss Carryforward                      $     -
                                                    =======
     Post October Loss                              $     -
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $ 2,956
                                                    =======

The capital loss carryforward utilized during the period ended December 31, 2003 was $900.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 347,373
                                                    =========
     Unrealized Appreciation                        $   4,212
     Unrealized (Depreciation)                         (1,256)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $   2,956
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Transamerica U.S. Government Securities 11

--------------------------------------------------------------------------------

               Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Transamerica U.S. Government Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica U.S. Government Securities (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                   Transamerica U.S. Government Securities 12

Templeton Great Companies Global

--------------------------------------------------------------------------------

MARKET ENVIRONMENT
Great Companies, L.L.C.:
Sentiment in the market appears to be moving from a market dominated by scandals such as the corporate malfeasance at Enron Corp. and WoldCom, Inc. and accounting fraud such as Parmalat Finanziaria SpA and Tenet Healthcare Corporation to one dominated by short-term economic data. By in large, the economic data has been quite favorable particularly in the latter half of 2003, as tax cuts fueled economic growth and investment. Gross domestic product ("GDP") growth in the third quarter topped 8% in the United States, a surprise to many investors and economists. However, increased efficiency in the U.S. economy has allowed the economy to accelerate with the need to add more jobs. Eventually, as the economy utilizes available capacity, job growth will follow economic growth.

We believe the economy is currently in the midst of a significant recovery, and that GDP will continue to grow at above average rates spurred primarily by tax cuts in 2003. Though the election news and continued war on terrorism updates will likely dominate short-term market performance, the economic strength of the economic recovery will determine long-term trends of the markets.

Templeton Investment Counsel, LLC:
In March 2003, equity investors sparked a rally in global markets that reversed the course of the previous three years and resulted in the strongest annual gains in global equities since 1986. The rally's main catalyst was an improving global economy, underpinned by years of expansionary fiscal and monetary policies, corporate restructuring and consolidation, and declining equity valuations that created investment opportunities in Asia, Europe, and the Americas. On the macro side, the fourth quarter continued to provide evidence of a synchronized global economic recovery. On the microeconomic side, global corporate restructuring has now addressed, and eliminated to a large extent, much of the overcapacity and over leverage of the Internet bubble years. Aggressive cost cutting coupled with strong consumer spending have allowed many companies to expand margins and report better profits.

PERFORMANCE

For the year ended December 31, 2003, Templeton Great Companies Global returned 26.73%. By comparison, its benchmark the Morgan Stanley Capital International World Index returned 33.76%.

STRATEGY REVIEW
Great Companies, L.L.C.:
Though the portfolio increased over last year's performance, the portfolio underperformed its benchmark. Stocks in commodity-type businesses such as basic materials significantly outperformed the market as they rose from previously depressed levels. Our lack of investment in commodity-type businesses limited our participation in some of the upswing in the market, though our overweighting in industrial companies such as United Technologies Corporation partly offset this effect. The domestic portion of the portfolio was overweighted in healthcare and consumer staples stocks, which we believe, have qualities of great companies. During 2003, these stocks did not appreciate in line with U.S. markets as they had been more stable and declined less in the bear market of 2000 to 2002.

Some terrific changes were made in the portfolio to enhance the performance. In September, 2003, Templeton Investment Counsel, LLC ("Templeton") was added as a sub-adviser charged with selection of foreign stocks while Great Companies, L.L.C. remains the manager of the domestic portion of the portfolio. We believe this change will help investors capture above average returns as we combine a domestic manager with expertise in growth stocks with world-renowned international stock research capabilities focusing on value.

Domestically, we are focusing on a select list of companies that meet our strict initial criteria of being considered a great company. From the list of stocks that we believe meet the criteria of a great company, we include in the portfolio those that trade at the deepest discount to their intrinsic value, or have the most likelihood of increasing their intrinsic value.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 1

Templeton Great Companies Global

--------------------------------------------------------------------------------

Templeton Investment Counsel, LLC:
With over 60 years of investing experience, Templeton has become recognized as a leader for its global investments. Templeton's strategy seeks to find stocks that are selling at a substantial discount to our determination of their fair market value based on earnings and cash flow growth. Research analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts to identify the most attractive stocks globally.


/s/ James H. Huguet             /s/ Tina Hellmer
James H. Huguet                 Tina Hellmer


/s/ Gerald W. Bollman           /s/Mark Beveridge
Gerald W. Bollman               Mark Beveridge


/s/ Matthew C. Stephani         /s/ Gary Motyl
Matthew C. Stephani             Gary Motyl
Co-Portfolio Managers           Co-Portfolio Managers
Great Companies, L.L.C.         Templeton Investment Counsel, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 2

Templeton Great Companies Global

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 9/1/00 through 12/31/03

                Initial Class    MSCI World
9/1/2000           $10,000        $10,000
9/30/2000            9,180          9,469
12/31/2000           8,540          8,891
3/31/2001            7,000          7,755
6/30/2001            7,240          7,970
9/30/2001            6,162          6,830
12/31/2001           7,102          7,422
3/31/2002            6,992          7,454
6/30/2002            6,062          6,783
9/30/2002            5,134          5,542
12/31/2002           5,574          5,971
3/31/2003            5,354          5,676
6/30/2003            6,054          6,655
9/30/2003            6,303          6,984
12/31/2003          $7,064         $7,988

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------
                                                           From        Inception
                                           1 year       Inception        Date
--------------------------------------------------------------------------------
Initial Class                               26.73%         (9.91)%      9/1/00
MSCIW(1)                                    33.76%         (6.52)%      9/1/00
--------------------------------------------------------------------------------
Service Class                                   -          21.63 %      5/1/03
--------------------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will meet its objectives.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 3

Templeton Great Companies Global

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal            Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.0%)
France (0.0%)
  AXA-Zero Coupons                                  $      1           $     15
                                                                       --------
Total Convertible                                                            15
                                                                       --------
Bonds (cost: $10)

                                                      Shares             Value
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)
Brazil (0.4%)
  Companhia Vale do Rio Doce-ADR                       4,350           $    224
                                                                       --------
Total Preferred Stocks (cost: $160)                                         224
                                                                       --------
COMMON STOCKS (93.7%)
Australia (1.5%)
  Alumina Limited                                     40,120                199
  Australia and New Zealand Banking
    Group Limited                                     18,320                244
  BHP Billiton Limited-ADR                            13,410                245
  Mayne Group Limited                                 62,000                152
Bermuda (0.8%)
  ACE Limited                                          5,610                232
  XL Capital Ltd.-Class A (b)                          3,280                254
Canada (1.0%)
  Alcan Inc. (a)                                       6,930                325
  BCE Inc. (b)                                        10,770                241
China (0.1%)
  China Life Insurance Company
    Limited-ADR (a)(b)                                 1,800                 59
Denmark (1.0%)
  ISS A/S                                              5,260                259
  Vestas Wind Systems A/S (b)                         18,930                308
Finland (0.9%)
  Stora Enso Oyj-R Shares                             14,350                193
  UPM-Kymmene Oyj                                     15,830                302
France (2.7%)
  Accor SA                                             4,940                224
  Aventis SA                                           4,730                312
  AXA                                                 12,090                259
  Compagnie Generale des Etablissements
    Michelin-Class B                                   3,730                171
  Suez SA-ADR                                          8,350                169
  Total Fina Elf SA                                    1,210                225
  Valeo SA                                             4,290                172
Germany (3.2%)
  BASF AG-ADR                                          4,940                275
  Bayer AG-ADR (b)                                     9,020                265
  Deutsche Post AG-Registered Shares                  16,480                340
  E.ON AG-ADR                                          5,610                367
  SAP AG-ADR                                           8,680                361
  Volkswagen AG-ADR                                   18,800                210

                                                      Shares             Value
--------------------------------------------------------------------------------
Hong Kong (0.6%)
  Cheung Kong (Holdings) Limited                      27,000           $    215
  Hutchison Whampoa Limited                           19,000                140
India (0.5%)
  Satyam Computer Services Limited-
    ADR (b)                                            8,980                263
Israel (0.4%)
  Check Point Software Technologies, Ltd. (a)         12,420                209
Italy (1.0%)
  Eni SpA.-ADR                                         4,270                406
  Riunione Adriatica di Sicurta SpA                    9,450                161
Japan (3.3%)
  Canon Inc.-ADR                                       4,350                207
  Denso Corporation                                    8,700                171
  East Japan Railway Company                              40                188
  Hitachi, Ltd.                                       16,000                 96
  NEC Corporation                                     13,000                 96
  Nintendo Co., Ltd.                                   3,300                308
  Nippon Telegraph and Telephone
    Corporation                                           62                299
  Nomura Securities Co., Ltd. (The)                    5,000                 85
  Sony Corporation-ADR                                 7,470                259
  Yasuda Fire & Marine Insurance
    Company, Limited (The)                            26,000                214
Mexico (0.8%)
  Cemex, SA de CV-ADR                                  3,620                 95
  Kimberly-Clark de Mexico, S.A. de C.V.-
    A Shares                                          38,040                 98
  Telefonos de Mexico SA de CV-ADR                     7,690                254
Netherlands (2.5%)
  Akzo Nobel NV-ADR                                    6,930                265
  Elsevier NV                                         25,330                315
  IHC Caland N.V.                                      4,530                246
  ING Groep NV-ADR                                    11,320                265
  Koninklijke Philips Electronics NV                  10,990                321
New Zealand (0.3%)
  Telecom Corporation of New Zealand
    Limited                                           47,250                167
Portugal (0.5%)
  Portugal Telecom, SGPS, SA-Registered
    Shares                                            28,910                291
Singapore (0.4%)
  DBS Group Holdings Limited-ADR                       5,940                206
South Korea (1.7%)
  Kookmin Bank-ADR                                     6,380                241
  Korea Electric Power Corporation-ADR (b)            14,120                147
  KT Corp.-ADR                                        12,400                236
  Samsung Electronics Co.,
    Ltd.-GDR-144A (USD)                                1,950                367


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 4

Templeton Great Companies Global

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares               Value
--------------------------------------------------------------------------------
Spain (1.6%)
  Antena 3 Television, SA (a)                          47              $      2
  Endesa SA                                         9,020                   173
  Iberdrola SA                                     13,850                   274
  Repsol-YPF, SA                                   11,220                   219
  Telefonica SA                                    15,250                   224
Sweden (2.4%)
  Atlas Copco AB-A Shares                           7,260                   260
  Electrolux AB-Series B                            4,060                    89
  Nordea AB-FDR                                    41,980                   313
  Securitas AB-Class B                             17,150                   231
  Svenska Cellulosa AB-B Shares                     6,200                   253
  Volvo AB-B Shares                                 7,260                   222
Switzerland (1.8%)
  Nestle SA-ADR                                     4,840                   302
  Novartis AG-ADR                                   5,320                   244
  Swiss Reinsurance Company-Registered
    Shares                                          4,280                   289
  UBS AG-Registered Shares                          3,280                   223
Taiwan (0.3%)
  Chughwa Telecom Co., Ltd.-ADR                    13,400                   194
United Kingdom (6.3%)
  Abbey National PLC                               21,330                   203
  BAE Systems PLC                                  63,310                   191
  BP PLC-ADR                                        6,590                   325
  Brambles Industries PLC                          65,790                   240
  British Airways PLC (a)                          31,430                   131
  Cadbury Schweppes PLC                            44,950                   330
  GlaxoSmithKline PLC                              10,380                   238
  HSBC Holdings PLC-ADR                             2,620                   207
  Marks and Spencer Group PLC                      48,060                   249
  National Grid Group PLC (The)                    31,980                   229
  Pearson PLC                                      18,580                   207
  Rolls-Royce Group PLC                            49,120                   156
  Shell Transport & Trading Company PLC            29,350                   218
  Smiths Group PLC                                 21,090                   250
  Standard Chartered PLC                           13,630                   225
  Unilever PLC                                     29,120                   271
United States (58.1%)
  Abbott Laboratories                              47,000                 2,190
  American International Group, Inc.               21,800                 1,445
  Amgen Inc. (a)                                   16,700                 1,032
  Anheuser-Busch Companies, Inc.                   19,600                 1,033
  Autoliv, Inc.                                     3,720                   140
  Avon Products, Inc.                              15,400                 1,039
  Berkshire Hathaway Inc.-Class B (a)                 500                 1,408
  Cintas Corporation (b)                           20,900                 1,048
  Clear Channel Communications, Inc.               32,800                 1,536

                                                   Shares                Value
--------------------------------------------------------------------------------
United States (continued)
  Colgate-Palmolive Company                        20,800              $  1,041
  Dell Computer Corporation (a)                    28,900                   981
  eBay Inc. (a)                                    16,600                 1,072
  First Data Corporation (b)                       23,000                   945
  General Electric Company                         32,200                   998
  Genzyme Corporation-
    General Division (a)                           21,200                 1,046
  International Business Machines
    Corporation                                    10,100                   936
  Johnson & Johnson                                20,250                 1,046
  Lehman Brothers Holdings Inc.                    18,200                 1,405
  Marsh & McLennan Companies, Inc.                 28,400                 1,360
  Mattel, Inc.                                     76,500                 1,474
  Merrill Lynch & Co., Inc. (b)                    22,700                 1,331
  Microsoft Corporation                            34,400                   947
  Moody's Corporation                              22,100                 1,338
  Omnicom Group, Inc. (b)                          17,100                 1,493
  Pfizer Inc.                                      29,800                 1,053
  Procter & Gamble Company (The)                    9,700                   969
  United Technologies Corporation                  22,300                 2,113
  UTStarcom, Inc. (a)(b)                           24,800                   919
                                                                       --------
Total Common Stocks (cost: $48,482)                                      53,714
                                                                       --------

                                                 Principal               Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (10.9%)
Debt (8.5%)
Bank Notes (0.6%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                         $    30              $     30
  Fleet National Bank
    1.00%, due 01/21/2004                             110                   110
  National Bank of Commerce
    1.19%, due 04/21/2004                              92                    92
Commercial Paper (2.2%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                              55                    55
  Delaware Funding Corporation
    1.08%, due 01/07/2004                              37                    37
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                              55                    55
    1.09%, due 01/13/2004                              37                    37
    1.08%, due 02/05/2004                              73                    73
  General Electric Capital Corporation
    1.09%, due 01/08/2004                              93                    93
    1.09%, due 01/09/2004                              55                    55
    1.08%, due 01/16/2004                              73                    73
  Govco Incorporated-144A
    1.07%, due 02/05/2004                              92                    92


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 5

Templeton Great Companies Global

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Principal       Value
--------------------------------------------------------------------------------
Commercial Paper (continued)
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                               $       92     $     92
    1.09%, due 02/06/2004                                       92           92
    1.10%, due 02/09/2004                                       54           54
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                       92           92
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                       55           55
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                      107          107
    1.08%, due 02/17/2004                                      184          184
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                       37           37
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                      184          184
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                        7            7
    1.08%, due 01/06/2004                                       70           70
Euro Dollar Terms (2.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                       36           36
    1.06%, due 02/17/2004                                       74           74
  Bank of Scotland
    1.06%, due 04/02/2004                                       55           55
  Citigroup Inc.
    1.10%, due 01/22/2004                                       55           55
    1.09%, due 02/06/2004                                       74           74
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                       37           37
  Den Danske Bank
    1.08%, due 01/20/2004                                      184          184
    1.02%, due 01/30/2004                                       92           92
  Royal Bank of Canada
    1.05%, due 02/27/2004                                      184          184
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                      110          110
    1.08%, due 01/15/2004                                       37           37
    1.08%, due 01/20/2004                                       18           18
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                       18           18
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                      110          110
  Wells Fargo & Company
    1.04%, due 01/30/2004                                      147          147

                                                           Principal     Value
--------------------------------------------------------------------------------
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                               $       74     $     74
    1.14%, due 09/08/2004                                      110          110
  Morgan Stanley
    1.05%, due 06/21/2004                                      177          177
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                      184          184
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                       55           55
Repurchase Agreements (2.1%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $431 on 01/02/2004                    431          431
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $586 on 01/02/2004                    586          586
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $350 on 01/02/2004                    350          350

                                                             Shares      Value
--------------------------------------------------------------------------------
Investment Companies (2.4%)
Money Market Funds (2.4%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                                    90,294      $    90
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                                   220,460          220
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                                   958,631          959
                                                                        --------
Total Security Lending Collateral (cost: $6,243)                          6,243
                                                                        --------
Total Investment Securities (cost: $54,895)                             $60,196
                                                                        ========
SUMMARY:
  Investments, at value                                      105.0%     $60,196
  Liabilities in excess of other assets                       (5.0)%     (2,904)
                                                           -------      --------
  Net assets                                                 100.0%     $57,292
                                                           =======      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.            Annual Report 2003

                       Templeton Great Companies Global 6

Templeton Great Companies Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                       Percentage of
                                                        Net Assets       Value
--------------------------------------------------------------------------------
INVESTMENTS BY INDUSTRY:
  Business Services                                        12.0%       $  6,873
  Pharmaceuticals                                          12.0%          6,849
  Insurance                                                 7.3%          4,249
  Chemicals & Allied Products                               7.3%          4,167
  Security & Commodity Brokers                              4.9%          2,821
  Aerospace                                                 4.3%          2,460
  Electronic & Other Electric Equipment                     4.1%          2,342
  Computer & Office Equipment                               4.0%          2,316
  Telecommunications                                        3.3%          1,906
  Commercial Banks                                          3.3%          1,862
  Computer & Data Processing Services                       3.1%          1,780
  Manufacturing Industries                                  2.6%          1,474
  Beverages                                                 2.4%          1,363
  Insurance Agents, Brokers & Service                       2.4%          1,360
  Apparel Products                                          2.3%          1,297
  Electric Services                                         2.1%          1,190
  Communications Equipment                                  1.6%            919
  Automotive                                                1.6%            915
  Oil & Gas Extraction                                      1.5%            850
  Paper & Allied Products                                   1.5%            846
  Life Insurance                                            1.0%            598
  Food & Kindred Products                                   1.0%            573
  Industrial Machinery & Equipment                          1.0%            568
  Petroleum Refining                                        0.9%            543
  Primary Metal Industries                                  0.9%            524
  Printing & Publishing                                     0.9%            522

                                                       Percentage of
                                                        Net Assets       Value
-------------------------------------------------------------------------------
INVESTMENTS BY INDUSTRY: (continued)
  Trucking & Warehousing                                    0.9%       $    492
  Metal Mining                                              0.8%            469
  Transportation & Public Utilities                         0.7%            428
  Electronic Components & Accessories                       0.4%            250
  Hotels & Other Lodging Places                             0.4%            224
  Real Estate                                               0.4%            215
  Rubber & Misc. Plastic Products                           0.3%            171
  Electric, Gas & Sanitary Services                         0.3%            169
  Holding & Other Investment Offices                        0.2%            140
  Air Transportation                                        0.2%            131
  Stone, Clay & Glass Products                              0.2%             95
  Radio & Television Broadcasting                           0.0%              2
                                                          -----        --------
   Investments, at market value                            94.1%         53,953
    Short-term investments                                 10.9%          6,243
    Other assets in excess of liabilities                  (5.0)%        (2,904)
                                                          -----        --------
    Net assets                                            100.0%       $ 57,292
                                                          ======       ========

FORWARD FOREIGN CURRENCY CONTRACTS:
--------------------------------------------------------------------------------
                                                     Amount in
                                                   U.S. Dollars   Net Unrealized
                             Bought   Settlement      Bought       Appreciation
Currency                     (Sold)      Date         (Sold)      (Depreciation)
--------------------------------------------------------------------------------
Euro Dollar                    5      01/02/2004       $ 6             $ -
Euro Dollar                    -      01/05/2004        (d)              -
                                                       ---             ---
                                                         6               -
                                                       ===             ===

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $6,039.
(c) Cash collateral for the Repurchase Agreements, valued at $1,393, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d)  Amount is less than $1.
DEFINITIONS:
ADR  American Depositary Receipt
FDR  Finnish Depositary Receipt
GDR  Global Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $367 or 0.64% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 7

Templeton Great Companies Global

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $54,895)
     (including $6,039 of securities loaned)              $ 60,196
  Cash                                                       3,338
  Receivables:
     Interest                                                    1
     Dividends                                                  51
     Dividend reclaims receivable                                5
  Other                                                          6
                                                          --------
                                                            63,597
                                                          --------
Liabilities:
  Investment securities purchased                                6
  Accounts payable and accrued liabilities:
     Management and advisory fees                               41
  Payable for collateral for securities on loan              6,243
  Other                                                         15
                                                          --------
                                                             6,305
                                                          --------
Net Assets                                                $ 57,292
                                                          ========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized
     ($.01 par value)                                     $     81
  Additional paid-in capital                                53,919
  Undistributed net investment income (loss)                    19
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions           (2,029)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                   5,301
  Translation of assets and liabilities denominated in
     foreign currencies                                          1
                                                          --------
Net Assets                                                $ 57,292
                                                          ========
Shares Outstanding:
  Initial Class                                              8,078
  Service Class                                                 52
Net Asset Value and Offering Price Per Share:
  Initial Class                                           $   7.05
  Service Class                                               7.03

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $      7
  Dividends                                                    611
  Income from loaned securities-net                             10
     Less withholding taxes on foreign dividends               (43)
                                                          --------
                                                               585
                                                          --------
Expenses:
  Management and advisory fees                                 307
  Transfer agent fees                                            2
  Printing and shareholder reports                              29
  Custody fees                                                  21
  Administration fees                                           20
  Auditing and accounting fees                                  10
  Directors fees                                                 1
  Other                                                          1
                                                          --------
  Total expenses                                               391
                                                          --------
  Less:
     Advisory fee waiver                                        (6)
                                                          --------
  Net expenses                                                 385
                                                          --------
Net Investment Income (Loss)                                   200
                                                          --------
Net Realized Gain (Loss) from:
  Investment securities                                        890
  Foreign currency transactions                               (183)
                                                          --------
                                                               707
                                                          --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                      8,927
  Translation of assets and liabilities denominated in
     foreign currencies                                          1
                                                          --------
                                                             8,928
                                                          --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                      9,635
                                                          --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $  9,835
                                                          ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 8

Templeton Great Companies Global

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   December 31,     December 31,
                                                       2003             2002
--------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $    200         $     52
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                               707           (1,375)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                       8,928           (3,970)
                                                    --------         --------
                                                       9,835           (5,293)
                                                    --------         --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (51)             (11)
     Service Class                                         -                -
                                                    --------         --------
                                                         (51)             (11)
                                                    --------         --------
  From net realized gains:
     Initial Class                                         -                -
     Service Class                                         -                -
                                                    --------         --------
                                                           -                -
                                                    --------         --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    28,502           23,199
     Service Class                                     5,487                -
                                                    --------         --------
                                                      33,989           23,199
                                                    --------         --------
  Dividends and distributions reinvested:
     Initial Class                                        51               11
     Service Class                                         -                -
                                                    --------         --------
                                                          51               11
                                                    --------         --------
  Cost of shares redeemed:
     Initial Class                                    (6,845)          (8,471)
     Service Class                                    (5,182)               -
                                                    --------         --------
                                                     (12,027)          (8,471)
                                                    --------         --------
                                                      22,013           14,739
                                                    --------         --------
Net increase (decrease) in net assets                 31,797            9,435
                                                    --------         --------
Net Assets:
  Beginning of year                                   25,495           16,060
                                                    --------         --------
  End of year                                       $ 57,292         $ 25,495
                                                    ========         ========
Undistributed Net Investment Income                 $     19         $     53
                                                    ========         ========

                                                   December 31,     December 31,
                                                       2003             2002
--------------------------------------------------------------------------------
Share Activity:
  Shares issued:
     Initial Class                                     4,638            3,778
     Service Class                                       829                -
                                                    --------         --------
                                                       5,467            3,778
                                                    --------         --------
  Shares issued-reinvested from distributions:
     Initial Class                                         8                2
     Service Class                                         -                -
                                                    --------         --------
                                                           8                2
                                                    --------         --------
  Shares redeemed:
     Initial Class                                    (1,145)          (1,464)
     Service Class                                      (777)               -
                                                    --------         --------
                                                      (1,922)          (1,464)
                                                    --------         --------
Net increase (decrease) in shares
  outstanding                                          3,553            2,316
                                                    ========         ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 9

Templeton Great Companies Global

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          For a share outstanding throughout each period (a)
                              -----------------------------------------------------------------------------------------------------
                                                     Investment Operations                            Distributions
                                          -----------------------------------------  ----------------------------------------------
                              Net Asset                                                                                   Net Asset
                    For the     Value,         Net        Net Realized                From Net   From Net                  Value,
                    Period    Beginning     Investment   and Unrealized     Total    Investment  Realized      Total         End
                   Ended (b)  of Period   Income (Loss)    Gain (Loss)   Operations    Income      Gains   Distributions  of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial Class     12/31/2003  $    5.57     $   0.03       $    1.46     $    1.49   $   (0.01)     $ -     $   (0.01)    $   7.05
                  12/31/2002       7.10         0.01           (1.54)        (1.53)          -        -             -         5.57
                  12/31/2001       8.54         0.01           (1.45)        (1.44)          -        -             -         7.10
                  12/31/2000      10.00         0.02           (1.48)        (1.46)          -        -             -         8.54
-----------------------------------------------------------------------------------------------------------------------------------
Service Class     12/31/2003       5.78            -            1.25          1.25           -        -             -         7.03
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Ratios/Supplemental Data
                                               ---------------------------------------------------------------------
                                                                Ratio of Expenses
                                               Net Assets,          to Average          Net Investment
                   For the                       End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period         Total          Period      -----------------------      to Average       Turnover
                  Ended (b)   Return (c)(g)     (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
--------------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003        26.73%       $ 56,924        1.00%        1.02%            0.53%            97%
                 12/31/2002       (21.51)         25,495        1.00         1.20             0.24             42
                 12/31/2001       (16.84)         16,060        1.00         1.59             0.12            106
                 12/31/2000       (14.60)          5,057        1.00         3.93             0.53              6
--------------------------------------------------------------------------------------------------------------------
Service Class    12/31/2003        21.63             368        1.25         1.27             0.04             97
--------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-September 1, 2000
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 10

Templeton Great Companies Global

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Templeton Great Companies Global ("the Fund"), part of ATSF, began operations on September 1, 2000 as Great Companies-Global2. On September 15, 2003, the Fund changed its name from Great Companies-Global2 to Templeton Great Companies Global.

The Fund will merge into Janus Global and be renamed Templeton Great Companies Global, effective the close of business on April 30, 2004, subject to approval by Policyowners.

On September 15th, 2003, Templeton Investment Counsel LLC became a co-subadviser of the Fund, managing the foreign portion of the fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Templeton Great Companies Global 11

Templeton Great Companies Global

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a co-sub-adviser of the Fund, managing the domestic portion of the fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

     0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee     Available for
                       Waived      Recapture Through
                    ------------   -----------------
Fiscal Year 2001        $ 58          12/31/2004
Fiscal Year 2002          42          12/31/2005
Fiscal Year 2003           6          12/31/2006

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 12

Templeton Great Companies Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

    Initial Class          0.15%
    Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 54,621
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  35,031
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $  -
     Undistributed net investment income (loss)          (183)
     Undistributed net realized capital gains (loss)      183

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 11
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                  51
       Long-term capital gains           -


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 13

Templeton Great Companies Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $     33
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (1,863)
                                                    ========
     Post October Currency Loss                     $     14
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  5,135
                                                    ========
The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

                     Capital Loss
                     Carryforward   Available through
                     ------------   -----------------
                       $  546       December 31, 2009
                        1,317       December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $743.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $55,061
                                                    ========
     Unrealized Appreciation                        $ 5,497
     Unrealized (Depreciation)                         (362)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 5,135
                                                    ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 14

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Templeton Great Companies Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Great Companies Global (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Templeton Great Companies Global 15

Third Avenue Value

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

For long-term fundamental investors like Third Avenue Value, the general market is relatively unimportant. In the long run, the performance of the Third Avenue Value portfolio will be driven by the merits of the investments not by general market considerations.

PERFORMANCE

For the year ended December 31, 2003, Third Avenue Value returned 37.26%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index returned 28.67%.

STRATEGY REVIEW

Performance was favorably driven by selected technology, financial, Japanese, natural resources and real estate related holdings.

Third Avenue Value strives to deliver superior absolute returns with limited investment risk over time; we do not manage for short-term performance or against benchmarks. We are fundamental bottom-up value investors. We invest in the securities of companies that meet our criteria of what is "safe and cheap." As such, we make no attempt to allocate the portfolio assets among industry sectors based on any macro-economic view or index-related considerations. Our diligent "safe and cheap" criteria cannot shield us from short-term market fluctuations, but hopefully enables the portfolio to prosper over the long-term.

During the year, we added nineteen new positions to the portfolio (eighteen common stock holdings and one preferred), increased our positions in twenty existing holdings, eliminated holdings in the common stock of seven companies and the debt of one company, and reduced our holdings in six positions. The new names to the portfolio are engaged in a wide range of businesses, including real estate related and energy related.

In addition to benefiting from general market price improvements, our investment strategy has other avenues for creating value for shareholders. Since Third Avenue Value invests in companies that are extremely well capitalized and have high-quality assets, our portfolio companies frequently participate in resource conversion activities. Resource conversions can happen in a number of different ways. For example, a cash-rich company might convert its liquid assets into higher and better uses by purchasing the assets or operations of another company. It might involve a massive share repurchase, extraordinary dividend or a tender offer at a premium to the market. Resource conversion also happens when businesses of our portfolio companies get acquired, thereby monetizing our investment, or when the company divests assets, liquifying its balance sheet.

As an example, during the fourth quarter, the portfolio received a special dividend from Catellus Development Corporation ("Catellus") when the company converted from a C Corporation to a Real Estate Investment Trust ("REIT"). Shareholders had the option of receiving the special dividend of $3.83 per share in common stock, cash or a combination thereof; we elected to receive the entire dividend in common stock. We have generally favored real estate operating companies over REITs because of their ability to retain and reinvest cash flow, thereby enabling the companies to grow without the need to constantly seek new equity capital. Catellus has achieved substantial growth over the last five years due, in large part, to its ability to reinvest its free cash flow. Catellus is in the unique position of having a substantial portfolio of properties that will not be included in the REIT. These properties will be held in a "taxable REIT subsidiary" with the intention that they will be sold off, at a substantial profit, over the next few years. The "after-tax" cash flow will be distributed to the REIT, which will enable Catellus to fund its development projects without the need to raise additional equity capital.

We continue to be pleased with the overall quality of names in the portfolio. We will continue to strive to find additional investment opportunities that meet our "safe and cheap" criteria today that will enable us to achieve long-term growth into the future.

/s/ Martin J. Whitman
Martin J. Whitman

Yang Lie
Co-Portfolio Managers
Third Avenue Management LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Third Avenue Value 1

Third Avenue Value

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 1/2/98 through 12/31/03

                 Initial Class      S&P 500

  1/2/98           $10,000         $10,000
 3/31/98            10,358          11,394
 6/30/98             9,591          11,770
 9/30/98             7,906          10,601
12/31/98             9,316          12,858
 3/31/99             8,446          13,498
 6/30/99             9,693          14,449
 9/30/99             9,514          13,548
12/31/99            10,780          15,563
 3/31/00            13,240          15,919
 6/30/00            13,276          15,497
 9/30/00            13,797          15,347
12/31/00            14,604          14,147
 3/31/01            14,284          12,471
 6/30/01            15,712          13,200
 9/30/01            13,764          11,264
12/31/01            15,505          12,467
 3/31/02            16,552          12,501
 6/30/02            15,472          10,827
 9/30/02            12,364           8,958
12/31/02            13,665           9,713
 3/31/03            13,080           9,406
 6/30/03            14,878          10,854
 9/30/03            16,563          11,141
12/31/03           $18,757         $12,497

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------
                                                            From       Inception
                               1 year       5 years      Inception       Date
--------------------------------------------------------------------------------
Initial Class                   37.26%       15.02%         11.06%      1/2/98
S&P 500(1)                      28.67%       (0.57)%         3.79%      1/2/98
--------------------------------------------------------------------------------
Service Class                       -            -          35.85%      5/1/03
--------------------------------------------------------------------------------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Third Avenue Value 2

Third Avenue Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (5.4%)
  U.S. Treasury Note
    2.13%, due 10/31/2004                            $    25,000      $  25,194
                                                                      ---------
Total U.S. Government Obligations (cost: $25,046)                        25,194
                                                                      ---------
CORPORATE DEBT SECURITIES (0.3%)
Business Credit Institutions (0.3%)
  CIT Group, Inc.
    5.63%, due 05/17/2004                                  1,500          1,524
                                                                      ---------
Total Corporate Debt Securities (cost: $1,451)                            1,524
                                                                      ---------

                                                        Shares          Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (2.5%)
Holding & Other Investment Offices (0.8%)
  SFK Pulp Fund                                          611,800      $   3,599
Mining (1.7%)
  Fording Canadian Coal Trust-Units (b)                  235,000          8,347
                                                                      ---------
Total Convertible Preferred Stocks (cost: $7,514)                        11,946
                                                                      ---------
PREFERRED STOCKS (0.5%)
Holding & Other Investment Offices (0.5%)
  Koger Equity, Inc.                                      92,300          2,492
                                                                      ---------
Total Preferred Stocks (cost: $2,308)                                     2,492
                                                                      ---------
COMMON STOCKS (77.9%)
Agriculture (1.2%)
  Tejon Ranch Co. (a)                                    137,305          5,631
Automotive (2.6%)
  Toyota Industries Corporation                          565,000         11,988
Business Credit Institutions (1.1%)
  CIT Group, Inc.                                        138,100          4,965
Business Services (1.3%)
  Cross Country Healthcare, Inc. (a)(b)                  397,900          5,937
Chemicals & Allied Products (1.7%)
  Agrium, Inc. (b)                                       481,000          7,917
Communications Equipment (4.3%)
  Comverse Technology, Inc. (a)                          488,200          8,587
  Sycamore Networks, Inc. (a)                            450,000          2,358
  Tellabs, Inc. (a)                                      918,300          7,741
  Ulticom, Inc. (a)                                      139,900          1,350
Computer & Data Processing Services (0.8%)
  Geac Computer Corporation Limited (a)                  689,300          3,584
Computer & Office Equipment (0.1%)
  NCR Corporation (a)                                     17,600            683
Construction (0.9%)
  Quanta Services, Inc. (a)(b)                           594,600          4,341
Electronic & Other Electric Equipment (4.8%)
  American Power Conversion Corporation                  454,300         11,108
  Electro Scientific Industries, Inc. (a)                482,800         11,491


                                                           Shares               Value
                                                    --------------------   ---------------
Electronic Components & Accessories (7.4%)
  AVX Corporation                                           592,600        $   9,849
  Bel Fuse Inc.-Class A                                     121,800            3,642
  Bel Fuse Inc.-Class B                                      69,300            2,261
  KEMET Corporation (a)                                     329,500            4,511
  TriQuint Semiconductor, Inc. (a)(b)                     1,047,900            7,409
  Vishay Intertechnology, Inc. (a)(b)                       310,000            7,099
Finance (0.3%)
  JZ Equity Partners PLC                                    612,100            1,334
Health Services (0.7%)
  AMN Healthcare Services, Inc. (a)(b)                      178,675            3,066
Holding & Other Investment Offices (4.4%)
  Capital Southwest Corporation                              30,941            1,918
  Hutchison Whampoa Limited                               1,345,800            9,925
  Investor AB-Class A                                       465,000            4,460
  Koger Equity, Inc.                                        199,000            4,165
Hotels & Other Lodging Places (0.0%)
  Lodgian, Inc.-Class A warrants,                            32,370               24
    Expires 11/25/2007
  Lodgian, Inc.-Class B warrants,                             6,456                3
    Expires 11/25/2009
  Lodgian, Inc. (a)                                          22,320              117
Industrial Machinery & Equipment (3.6%)
  Alamo Group Inc.                                          386,900            5,904
  Applied Materials, Inc. (a)                               294,000            6,600
  FSI International, Inc. (a)                               186,500            1,376
  Lindsay Manufacturing Co.                                 113,900            2,876
Instruments & Related Products (3.2%)
  Agilent Technologies, Inc. (a)                            165,000            4,825
  Analogic Corporation                                       31,100            1,275
  Coherent, Inc. (a)                                        100,000            2,380
  Credence Systems Corporation (a)(b)                       369,400            4,861
  CyberOptics Corporation (a)                               135,400            1,462
Insurance (12.4%)
  Aioi Insurance Company, Limited                           761,400            3,025
  Arch Capital Group Inc. (a)                               285,900           11,396
  BRiT Insurance Holdings PLC (a)                         2,000,000            2,604
  First American Corporation (The)                           48,800            1,453
  Leucadia National Corporation                              59,400            2,738
  MBIA, Inc.                                                109,400            6,480
  Millea Holdings, Inc.-ADR (b)                             266,200           17,942
  Mitsui Sumitomo Insurance Co., Ltd.                       757,000            6,213
  Phoenix Companies, Inc. (The) (b)                         225,800            2,719
  Radian Group, Inc.                                         72,464            3,533
Insurance Agents, Brokers & Service (0.3%)
  E-L Financial Corporation Limited                           6,100            1,393
Life Insurance (0.4%)
  MONY Group Inc. (The) (a)(b)                               66,900            2,093
Lumber & Wood Products (0.6%)
  Modtech Holdings, Inc. (a)                                359,700            3,025
Manufacturing Industries (1.3%)
  JAKKS Pacific, Inc. (a)(b)                                469,253            6,175


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Third Avenue Value 3

Third Avenue Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                               Shares          Value
                                            ------------   ------------
Metal Mining (1.6%)
  Brascan Corporation-Class A (a)(b)          239,600      $   7,317
Oil & Gas Extraction (3.7%)
  Nabors Industries Ltd. (a)                  126,500          5,250
  Smedvig ASA-A Shares (b)                    977,700          7,407
  Willbros Group, Inc. (a)                    385,700          4,636
Paper & Allied Products (2.7%)
  St. Joe Company (The)                       343,700         12,817
Pharmaceuticals (1.4%)
  Sankyo Company, Ltd.                        360,000          6,766
Railroads (0.1%)
  Florida East Coast Industries, Inc.          20,429            676
Real Estate (7.1%)
  Catellus Development Corporation            345,407          8,331
  Forest City Enterprises, Inc.-Class A       216,650         10,293
  HomeFed Corporation (a)                       1,418             41
  LNR Property Corporation (b)                191,900          9,501
  Trammell Crow Company (a)                   400,800          5,311
Research & Testing Services (1.3%)
  PAREXEL International Corporation (a)       368,800          5,997
  Pharmaceutical Product Development,
    Inc. (a)                                   12,400            334
Savings Institutions (1.2%)
  Brookline Bancorp, Inc.                     366,943          5,629
Security & Commodity Brokers (3.5%)
  Instinet Group Incorporated (a)           1,161,300          5,981
  Legg Mason, Inc.                             71,200          5,495
  SWS Group, Inc. (b)                         169,100          3,010
  Westwood Holdings Group, Inc.               106,675          1,898
Transportation Equipment (1.5%)
  Trinity Industries, Inc. (b)                221,600          6,834
Water Transportation (0.4%)
  Alexander & Baldwin, Inc.                    63,300          2,133
                                                           ---------
Total Common Stocks (cost: $269,991)                         365,469
                                                           ---------

                                                            Principal               Value
                                                    ------------------------   ---------------
SHORT-TERM OBLIGATIONS (13.3%)
  Investor's Bank & Trust Company (d)
    0.72%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $62,563 on 01/02/2004             $    62,561         $  62,561
                                                                               ---------
Total Short-Term Obligations (cost: $62,561)                                      62,561
                                                                               ---------
SECURITY LENDING COLLATERAL (15.5%)
Debt (12.4%)
Bank Notes (0.6%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                          342               342
  Fleet National Bank
    1.00%, due 01/21/2004                                        1,284             1,284
  National Bank of Commerce
    1.19%, due 04/21/2004                                        1,070             1,070

                                                            Principal               Value
                                                    ------------------------   ---------------
Commercial Paper (3.2%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                  $       642         $     642
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                          426               426
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                          642               642
    1.09%, due 01/13/2004                                          428               428
    1.08%, due 02/05/2004                                          854               854
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                        1,067             1,067
    1.09%, due 01/09/2004                                          642               642
    1.08%, due 01/16/2004                                          852               852
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                        1,068             1,068
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        1,068             1,068
    1.09%, due 02/06/2004                                        1,068             1,068
    1.10%, due 02/09/2004                                          624               624
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        1,068             1,068
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                          642               642
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        1,240             1,240
    1.08%, due 02/17/2004                                        2,136             2,136
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                          428               428
Euro Dollar Overnight (0.6%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        2,139             2,139
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                           86                86
    1.08%, due 01/06/2004                                          813               813
Euro Dollar Terms (3.1%)
  Bank of Montreal
    1.06%, due 01/15/2004                                          418               418
    1.06%, due 02/17/2004                                          856               856
  Bank of Scotland
    1.06%, due 04/02/2004                                          642               642
  Citigroup Inc.
    1.10%, due 01/22/2004                                          642               642
    1.09%, due 02/06/2004                                          856               856
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                          428               428
  Den Danske Bank
    1.08%, due 01/20/2004                                        2,139             2,139
    1.02%, due 01/30/2004                                        1,070             1,070
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        2,139             2,139


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Third Avenue Value 4

Third Avenue Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Principal          Value
                                                    ---------------   ------------
Commercial Paper (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                             $     1,284      $   1,284
    1.08%, due 01/15/2004                                     428            428
    1.08%, due 01/20/2004                                     214            214
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                     214            214
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                   1,284          1,284
  Wells Fargo & Company
    1.04%, due 01/30/2004                                   1,712          1,712
Master Notes (0.9%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                     856            856
    1.14%, due 09/08/2004                                   1,284          1,284
  Morgan Stanley
    1.05%, due 06/21/2004                                   2,054          2,054
Medium Term Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                   2,139          2,139
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                     642            642
Repurchase Agreements (3.4%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $5,005 on 01/02/2004               5,005          5,005

                                                       Principal          Value
                                                    ---------------   ------------
Repurchase Agreements (continued)
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,802 on 01/02/2004         $     6,802      $   6,802
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,064 on 01/02/2004               4,064          4,064

                                                   Shares            Value
                                              ----------------   ------------
Investment Companies (3.1%)
Money Market Funds (3.1%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                          1,049,431       $   1,049
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                          2,562,263           2,561
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         11,141,565          11,142
                                                                  ---------
Total Security Lending Collateral (cost: $72,553)                    72,553
                                                                  ---------
Total Investment Securities (cost: $441,424)                      $ 541,739
                                                                  =========
SUMMARY:
  Investments, at value                               115.4 %     $ 541,739
  Liabilities in excess of other assets               (15.4)%       (72,230)
                                                 ----------       ---------
  Net assets                                          100.0 %     $ 469,509
                                                 ==========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $69,711.
(c) Cash collateral for the Repurchase Agreements, valued at $16,192, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, the collateral for the repurchase agreement (excluding collateral for securities on loan) is as follows:

                                                      Market Value
Collateral                                        and Accrued Interest
----------------------------------------------   ---------------------
  $79,103 Fannie Mae Conventional Pool-618128
   3.17%, due 08/01/2033                                $ 36,825
  $39,250 Fannie Mae Floating Rate Note
   Series 2002-92 Class FA
   1.69%, due 01/25/2033                                  28,865
                                                        --------
                                                        $ 65,690
                                                        ========

DEFINITIONS:
ADR American Depositary Receipt


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Third Avenue Value 5

Third Avenue Value

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $441,424)
     (including $69,711 of securities loaned)                $541,739
  Cash                                                             56
  Receivables:
     Interest                                                     104
     Dividends                                                    505
     Dividend reclaims receivable                                   3
  Other                                                            61
                                                             ---------
                                                              542,468
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 331
     Distribution fees                                              1
  Payable for collateral for securities on loan                72,553
  Other                                                            74
                                                             ---------
                                                               72,959
                                                             ---------
Net Assets                                                   $469,509
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    277
  Additional paid-in capital                                  367,821
  Undistributed net investment income (loss)                    2,208
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions              (1,115)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                    100,315
     Translation of assets and liabilities denominated in
       foreign currencies                                           3
                                                             ---------
Net Assets                                                   $469,509
                                                             =========
Shares Outstanding:
  Initial Class                                                27,673
  Service Class                                                    65
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  16.93
  Service Class                                                 16.96

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $   1,109
  Dividends                                                  4,508
  Income from loaned securities-net                            112
     Less withholding taxes on foreign dividends              (192)
                                                         ---------
                                                             5,537
                                                         ---------
Expenses:
  Management and advisory fees                               2,770
  Transfer agent fees                                            2
  Printing and shareholder reports                              57
  Custody fees                                                  56
  Administration fees                                           20
  Legal fees                                                     4
  Auditing and accounting fees                                  10
  Directors fees                                                12
  Other fees                                                     7
  Service fees:
     Service Class                                               1
                                                         ---------
  Total expenses                                             2,939
                                                         ---------
Net Investment Income (Loss)                                 2,598
                                                         ---------
Net Realized Gain (Loss) from:
  Investment securities                                     (1,117)
  Foreign currency transactions                               (116)
                                                         ---------
                                                            (1,233)
                                                         ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment Securities                                    117,134
  Translation of assets and liabilities denominated in
     foreign currencies                                          3
                                                         ---------
                                                           117,137
                                                         ---------
Net Gain (Loss) on Investments and Foreign
  Currency Transactions                                    115,904
                                                         ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 118,502
                                                         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Third Avenue Value 6

Third Avenue Value

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   December 31,      December 31,
                                                       2003              2002
                                                ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $  2,598           $     918
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                            (1,233)                449
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                     117,137             (27,071)
                                                    ---------          ---------
                                                     118,502             (25,704)
                                                    ---------          ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                    (1,165)             (1,017)
     Service Class                                         -                   -
                                                    ---------          ---------
                                                      (1,165)             (1,017)
                                                    ---------          ---------
  From net realized gains:
     Initial Class                                      (459)             (4,985)
     Service Class                                         -                   -
                                                    ---------          ---------
                                                        (459)             (4,985)
                                                    ---------          ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                   127,153             151,200
     Service Class                                     1,033                   -
                                                    ---------          ---------
                                                     128,186             151,200
                                                    ---------          ---------
  Dividends and distributions reinvested:
     Initial Class                                     1,624               6,002
     Service Class                                         -                   -
                                                    ---------          ---------
                                                       1,624               6,002
                                                    ---------          ---------
  Cost of shares redeemed:
     Initial Class                                   (29,126)            (37,398)
     Service Class                                       (46)                  -
                                                    ---------          ---------
                                                     (29,172)            (37,398)
                                                    ---------          ---------
                                                     100,638             119,804
                                                    ---------          ---------
Net increase (decrease) in net assets                217,516              88,098
                                                    ---------          ---------
Net Assets:
  Beginning of year                                  251,993             163,895
                                                    ---------          ---------
  End of year                                       $469,509           $ 251,993
                                                    =========          =========
Undistributed Net Investment
  Income (Loss)                                     $  2,208           $     893
                                                    =========          =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                     9,379              11,448
     Service Class                                        68                   -
                                                     ---------         ---------
                                                       9,447              11,448
                                                     ---------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                       116                 480
     Service Class                                         -                   -
                                                     ---------         ---------
                                                         116                 480
                                                     ---------         ---------
  Shares redeemed:
     Initial Class                                    (2,167)             (2,873)
     Service Class                                        (3)                  -
                                                     ---------         ---------
                                                      (2,170)             (2,873)
                                                     ---------         ---------
Net increase (decrease) in shares
  outstanding                                          7,393               9,055
                                                     =========         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Third Avenue Value 7

Third Avenue Value

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   12.39     $   0.11         $   4.50       $   4.61
                12/31/2002        14.52         0.06            (1.78)         (1.72)
                12/31/2001        13.71         0.11             0.73           0.84
                12/31/2000        10.45         0.20             3.50           3.70
                12/31/1999         9.29         0.16             1.28           1.44
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        12.50         0.10             4.38           4.48
--------------- ----------    ---------     --------         --------       --------

                  For a share outstanding throughout each period (a)
                ------------------------------------------------------
                              Distributions
                -----------------------------------------
                                                            Net Asset
                  From Net     From Net                      Value,
                 Investment    Realized        Total           End
                   Income        Gains     Distributions    of Period
                ------------ ------------ --------------- ------------
Initial Class    $   (0.05)   $   (0.02)    $   (0.07)     $   16.93
                     (0.07)       (0.34)        (0.41)         12.39
                     (0.01)       (0.02)        (0.03)         14.52
                     (0.12)       (0.32)        (0.44)         13.71
                     (0.28)           -         (0.28)         10.45
---------------  ---------    ---------     ---------      ---------
Service Class            -        (0.02)        (0.02)         16.96
---------------  ---------    ---------     ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           37.26%        $ 468,411        0.85%        0.85%            0.75%           20%
                12/31/2002          (11.87)          251,993        0.89         0.89             0.47             5
                12/31/2001            6.17           163,895        0.92         0.92             0.76            18
                12/31/2000           35.47            92,742        0.92         0.92             1.56            24
                12/31/1999           15.72            19,217        1.00         1.06             1.76            10
--------------- ----------          ------         ---------        ----         ----             ----            --
Service Class   12/31/2003           35.85             1,098        1.11         1.11             0.93            20
--------------- ----------          ------         ---------        ----         ----             ----            --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial class-January 2, 1998
       Service class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Third Avenue Value 8

Third Avenue Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Third Avenue Value ("the Fund"), part of ATSF, began operations on January 2, 1998. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $48 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Third Avenue Value 9

Third Avenue Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $12 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, if any, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $ 20,033            4%
Asset Allocation-Growth Portfolio              41,053            9%
Asset Allocation-Moderate Growth Portfolio     85,655           18%
Asset Allocation-Moderate Portfolio            72,989           16%
Select+ Aggressive                                 47            0%
Select+ Conservative                              222            0%
Select+ Growth & Income                           606            0%
                                                                --
                                                                47%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Third Avenue Value 10

Third Avenue Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Plan of Distribution fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2003, were $446.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $16. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 122,276
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   35,818
  U.S. Government                                       25,749

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $  -
     Undistributed net investment income (loss)          (118)
     Undistributed net realized capital gains (loss)      118

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 3,522
       Long-term capital gains          2,480
     2003 Distributions paid from:
       Ordinary income                  1,624
       Long-term capital gains              -


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Third Avenue Value 11

Third Avenue Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                   $  3,437
                                                     ========
     Undistributed Long-term Capital Gains           $      -
                                                     ========
     Capital Loss Carryforward                       $   (257)
                                                     ========
     Post October Capital Loss                       $    530
                                                     ========
     Post October Currency Loss                      $     38
                                                     ========
     Net Unrealized Appreciation (Depreciation)      $ 98,796
                                                     ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
    $   257    December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 442,943
                                                    =========
     Unrealized Appreciation                        $ 102,018
     Unrealized (Depreciation)                         (3,222)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  98,796
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Third Avenue Value 12

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Third Avenue Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Third Avenue Value 13

Transamerica Convertible Securities

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

2003 was a year for aggressive investors. Driven by investor confidence in an economic recovery, U.S. equities markets staged a rebound in the twelve months ended December 31, 2003; the Standard and Poor's 500 Composite Stock Index rose 28.67%. Convertible securities, which are quite sensitive to movements in equity prices, closely followed the stock market's lead. Spearheading the advance for convertibles were industries where credit quality was, initially at least, the lowest and credit improvements during the year were most visible -- a category that included everything from technology and airlines to retailers and automobiles.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Convertible Securities returned 23.66%. By comparison its benchmark, the Merrill Lynch All U.S. Convertibles Index ("ML U.S. Conv.") returned 27.15%.

STRATEGY REVIEW

Throughout the year, the portfolio was aggressively positioned for recovery in the economy, with roughly 80% of assets invested in lower-quality convertibles in such areas as technology, consumer products, healthcare, and transportation. All of these investments, plus our investments in gaming-related convertibles, worked out as we anticipated, making substantial contributions to performance. On the other hand, we did not invest in all sectors with strong momentum. For instance, we avoided automobiles, an industry where the participants rarely meet our investment criteria; in our view, there is no catalyst for long-term growth of U.S. automotive manufacturers and therefore little upside potential to the equity component of their convertible securities.

We held back approximately 20% of assets for investment in higher-quality securities. While these more stable investments generated positive results, they certainly did not perform as well as our more aggressive positions. This bit of conservatism, plus an underweighting in automotives, which excelled in the fourth quarter, were the primary reasons for the portfolio's underperformance versus the ML U.S. Conv.


/s/ Kirk J. Kim
Kirk J. Kim


/s/ Gary U. Rolle
Gary U. Rolle
Co-Portfolio Managers
Transamerica Investment Management, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 1

Transamerica Convertible Securities

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/1/02 through 12/31/03


                                             Merrill Lynch
                      Initial Class         All U.S. Convert

  5/1/2002              $10,000                $10,000
 6/30/2002                9,810                  9,388
 9/30/2002                9,170                  8,609
12/31/2002                9,320                  9,365
 3/31/2003                9,450                  9,653
 6/30/2003               10,550                 10,679
 9/30/2003               10,824                 10,976
12/31/2003              $11,525                $11,907


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                     From       Inception
                      1 year      Inception       Date
                   -----------   -----------   ----------
Initial Class          23.66%        8.90%       5/1/02
ML U.S. Conv.(1)       27.15%       11.02%       5/1/02
----------------       -----        -----        ------
Service Class              -        16.69%       5/1/03
----------------       -----        -----        ------

NOTES
(1) The Merrill Lynch All U.S. Convertibles (ML U.S. Conv.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Because convertible securities are primarily long-term debt obligations and for that reason influenced by increases and decreases in interest rates, they may be subject to credit risk.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Convertible Securities 2

Transamerica Convertible Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                                   Principal              Value
                                             ---------------------   ---------------
CORPORATE DEBT SECURITIES (1.6%)
Communications Equipment (1.6%)
  ADC Telecommunications, Inc.-144A (c)
    1.61%, due 06/15/2013                          $    6,000        $   6,195
                                                                     ---------
Total Corporate Debt Securities (cost: $6,000)                           6,195
                                                                     ---------
CONVERTIBLE BONDS (78.9%)
Air Transportation (10.1%)
  American Airlines, Inc-144A
    4.25%, due 09/23/2023                               7,750            7,895
  Delta Air Lines, Inc.-144A
    8.00%, due 06/03/2023                               9,000            8,156
  ExpressJet Holdings, Inc.-144A
    4.25%, due 08/01/2023                               7,800            8,706
  JetBlue Airways Corporation-144A
    3.50%, due 07/15/2033                               6,950            7,289
  Northwest Airlines Corporation (d)
    7.63%, due 11/15/2023                               6,750            6,396
Business Credit Institutions (1.7%)
  Structured Investment Corporation-144A
    0.25%, due 08/05/2013                               7,000            6,580
Business Services (2.1%)
  Fair Issac Corporation-144A
    1.50%, due 08/15/2023                               3,500            3,609
  MemberWorks Incorporated-144A
    5.50%, due 10/01/2010                               4,400            4,406
Commercial Banks (2.6%)
  Deutsche Bank Luxembourg SA-144A (c)
    1.36%, due 05/01/2012                               6,000            9,960
Communication (3.2%)
  Crown Castle International Corp. (a)
    4.00%, due 07/15/2010                               4,500            6,036
  Liberty Media Corporation (a)
    3.25%, due 03/15/2031                               5,900            6,136
Communications Equipment (1.9%)
  ADC Telecommunications, Inc.-144A
    1.00%, due 06/15/2008                               2,000            2,028
  McDATA Corporation-144A
    2.25%, due 02/15/2010                               4,250            5,174
Computer & Data Processing Services (7.1%)
  DST Systems, Inc.-144A (a)
    3.63%, due 08/15/2023                               5,000            5,700
  GTECH Holdings Corporation
    1.75%, due 12/15/2021                               4,950            9,119
  Openwave Systems, Inc.-144A
    2.75%, due 09/09/2008                              10,400            9,971
  SERENA Software, Inc.-144A
    1.50%, due 12/15/2023                               2,250            2,422

                                                   Principal              Value
                                             ---------------------   ---------------
Computer & Office Equipment (4.2%)
  Maxtor Corporation-144A
    6.80%, due 04/30/2010                          $    4,500        $   6,429
  Quantum Corporation-144A
    4.38%, due 08/01/2010                               3,850            4,033
  RadiSys Corporation-144A
    1.38%, due 11/15/2023                               5,800            5,684
Department Stores (2.9%)
  J.C. Penney Company, Inc.
    5.00%, due 10/15/2008                              10,050           11,030
Electronic Components & Accessories (1.9%)
  Micron Technology, Inc.-144A (a)
    2.50%, due 02/01/2010                               5,500            7,274
Hotels & Other Lodging Places (1.7%)
  Fairmont Hotels & Resorts Inc.-144A
    3.75%, due 12/01/2023                               6,000            6,293
Industrial Machinery & Equipment (6.3%)
  ASM Lithography Holding NV-144A (a)
    5.75%, due 10/15/2006                               6,500            8,571
  DuPont Photomasks, Inc.
    1.25%, due 05/15/2008                               2,000            2,340
  DuPont Photomasks, Inc.-144A
    1.25%, due 05/15/2008                               4,500            5,265
  Kulicke and Soffa Industries, Inc.-144A
    0.50%, due 11/30/2008                               8,000            7,680
Manufacturing Industries (4.9%)
  International Game Technology-144A
    Zero Coupon, due 01/29/2033                        10,000            7,963
  K2 Corporation-144A
    5.00%, due 06/15/2010                               8,000           10,900
Motion Pictures (2.2%)
  Lions Gate Entertainment Corp.-144A
    4.88%, due 12/15/2010                               7,500            8,222
Pharmaceuticals (8.3%)
  Corixa Corporation-144A
    4.25%, due 07/01/2008                               6,850            6,662
  Gilead Sciences, Inc.
    2.00%, due 12/15/2007                               6,500            8,872
  Indevus Pharmacuticals, Inc.-144A
    6.25%, due 07/15/2008                               4,100            4,843
  Teva Pharmaceutical Finance BV-144A
    0.38%, due 11/15/2022                               3,500            4,856
  Watson Pharmaceuticals, Inc.-144A
    1.75%, due 03/15/2023                               4,750            6,252
Printing & Publishing (2.8%)
  Bowne & Co. Inc-144A
    5.00%, due 10/01/2033                              10,250           10,737


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 3

Transamerica Convertible Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                               Principal        Value
                                              -----------   ------------
Radio, Television & Computer Stores (4.2%)
  Best Buy Co., Inc.
    2.25%, due 01/15/2022                     $  5,800      $   6,308
  Guitar Center, Inc.
    4.00%, due 07/15/2013                        8,250          9,869
Retail Trade (1.5%)
  Alloy, Inc.-144A
    5.38%, due 08/01/2023                        5,700          5,558
Security & Commodity Brokers (3.2%)
  Morgan Stanley (c)
    0.00%, due 08/15/2033                       11,500         12,212
Telecommunications (6.1%)
  Millicom International Cellular-144A
    10.00%, due 11/20/2008                       7,750         11,780
  Nextel Partners, Inc.-144A
    1.50%, due 11/15/2008                        9,100         11,625
                                                            ---------
Total Convertible Bonds (cost: $275,826)                      300,841
                                                            ---------


                                                 Shares         Value
                                               ----------   ------------
CONVERTIBLE PREFERRED STOCKS (16.5%)
Commercial Banks (1.3%)
  State Street Corporation                      20,000      $   4,860
Communications Equipment (2.8%)
  Motorola, Inc.-Units (a)                     245,000         10,640
Computer & Office Equipment (1.9%)
  Xerox Corporation                             55,000          7,136
Drug Stores & Proprietary Stores (1.7%)
  Omnicare, Inc.                               102,000          6,503
Environmental Services (1.5%)
  Allied Waste Industries, Inc.                 75,000          5,738
Insurance (3.4%)
  Anthem, Inc. (a)                              75,500          6,661
  Chubb Corporation (a)                        233,000          6,715
Life Insurance (1.7%)
  Prudential Financial, Inc.-Units              99,800          6,497
Mortgage Bankers & Brokers (2.2%)
  Doral Financial Corporation-144A              32,000          8,330
                                                            ---------
Total Convertible Preferred Stocks (cost: $54,566)             63,080
                                                            ---------


                                                   Principal              Value
                                             ---------------------   ---------------
SECURITY LENDING COLLATERAL (11.4%)
Debt (9.1%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                          $      205        $     205
  Fleet National Bank
    1.00%, due 01/21/2004                                 767              767
  National Bank of Commerce
    1.19%, due 04/21/2004                                 639              639

                                                   Principal              Value
                                             ---------------------   ---------------
Commercial Paper (2.3%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                          $      383        $     383
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                 255              255
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                 383              383
    1.09%, due 01/13/2004                                 256              256
    1.08%, due 02/05/2004                                 510              510
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                 637              637
    1.09%, due 01/09/2004                                 383              383
    1.08%, due 01/16/2004                                 509              509
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                 638              638
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                 638              638
    1.09%, due 02/06/2004                                 638              638
    1.10%, due 02/09/2004                                 373              373
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                 638              638
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                 383              383
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                 741              741
    1.08%, due 02/17/2004                               1,276            1,276
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                 256              256
Euro Dollar Overnight (0.5%)
  BNP Paribas SA
    0.97%, due 01/07/2004                               1,278            1,278
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                  51               51
    1.08%, due 01/06/2004                                 486              486
Euro Dollar Terms (2.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                 250              250
    1.06%, due 02/17/2004                                 511              511
  Bank of Scotland
    1.06%, due 04/02/2004                                 383              383
  Citigroup Inc.
    1.10%, due 01/22/2004                                 383              383
    1.09%, due 02/06/2004                                 511              511
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                 256              256
  Den Danske Bank
    1.08%, due 01/20/2004                               1,278            1,278
    1.02%, due 01/30/2004                                 639              639
  Royal Bank of Canada
    1.05%, due 02/27/2004                               1,278            1,278


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Convertible Securities 4

Transamerica Convertible Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Principal         Value
                                                    --------------   ------------
Euro Dollar Terms (continued)
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                             $      767      $     767
    1.08%, due 01/15/2004                                    256            256
    1.08%, due 01/20/2004                                    128            128
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                    128            128
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                    767            767
  Wells Fargo & Company
    1.04%, due 01/30/2004                                  1,023          1,023
Master Notes (0.7%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                    511            511
    1.14%, due 09/08/2004                                    767            767
  Morgan Stanley
    1.05%, due 06/21/2004                                  1,227          1,227
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                  1,279          1,279
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                    383            383
Repurchase Agreements (2.6%) (b)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,991 on 01/02/2004              2,991          2,991

                                                       Principal         Value
                                                    --------------   ------------
Repurchase Agreements (continued)
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,065 on 01/02/2004         $    4,065      $   4,065
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,429 on 01/02/2004              2,429          2,429

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (2.3%)
Money Market Funds (2.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           626,994       $     627
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                         1,530,851           1,531
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         6,656,647           6,657
                                                                 ---------
Total Security Lending Collateral (cost: $43,348)                   43,348
                                                                 ---------
Total Investment Securities (cost: $379,740)                     $ 413,464
                                                                 =========
SUMMARY:
  Investments, at value                              108.4 %     $ 413,464
  Liabilities in excess of other assets               (8.4)%       (32,194)
                                                 ---------       ---------
  Net assets                                         100.0 %     $ 381,270
                                                 =========       =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $42,046.

(b) Cash collateral for the Repurchase Agreements, valued at $9,674, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

(c)  Floating or variable rate note. Rate is listed as of December 31, 2003.

(d) Securities are stepbonds. Northwest Airlines has a coupon rate 7.63% until 11/15/2008, then accretes as principal at 7.63%.

DEFINITIONS:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $237,048 or 62.17% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 5

Transamerica Convertible Securities

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $379,740)
     (including $42,046 of securities loaned)                $413,464
  Cash                                                          5,317
  Receivables:
     Investment securities sold                                 4,337
     Interest                                                   2,275
     Dividends                                                    145
  Other                                                            52
                                                             ---------
                                                              425,590
                                                             ---------
Liabilities:
  Investment securities purchased                                 650
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 271
     Distribution fees                                              1
  Payable for collateral for securities on loan                43,348
  Other                                                            50
                                                             ---------
                                                               44,320
                                                             ---------
Net Assets                                                   $381,270
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    331
  Additional paid-in capital                                  324,557
  Undistributed net investment income (loss)                    7,629
  Undistributed net realized gain (loss) from investment
     securities                                                15,029
  Net unrealized appreciation (depreciation) on investment
     securities                                                33,724
                                                             ---------
Net Assets                                                   $381,270
                                                             =========
Shares Outstanding:
  Initial Class                                                33,047
  Service Class                                                    77
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  11.51
  Service Class                                                 11.50

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $  6,333
  Dividends                                             3,430
  Income from loaned securities-net                        89
                                                     --------
                                                        9,852
                                                     --------
Expenses:
  Management and advisory fees                          2,118
  Transfer agent fees                                       2
  Printing and shareholder reports                         25
  Custody fees                                             32
  Administration fees                                      20
  Legal fees                                                3
  Auditing and accounting fees                             10
  Directors fees                                            8
  Other                                                     4
  Service fees:
     Service Class                                          1
                                                     --------
  Total expenses                                        2,223
                                                     --------
Net Investment Income (Loss)                            7,629
                                                     --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities      15,517
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           33,800
                                                     --------
Net Gain (Loss) on Investment Securities               49,317
                                                     --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 56,946
                                                     ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 6

Transamerica Convertible Securities

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                   December 31,       December 31,
                                                       2003              2002(a)
                                                ------------------ ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $  7,629           $   422
  Net realized gain (loss) from
     investment securities                            15,517              (488)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       33,800               (76)
                                                    ---------          --------
                                                      56,946              (142)
                                                    ---------          --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                      (422)                -
     Service Class                                         -                 -
                                                    ---------          --------
                                                        (422)                -
                                                    ---------          --------
  From net realized gains:
     Initial Class                                         -                 -
     Service Class                                         -                 -
                                                    ---------          --------
                                                           -                 -
                                                    ---------          --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                   262,280            84,886
     Service Class                                       884                 -
                                                    ---------          --------
                                                     263,164            84,886
                                                    ---------          --------
  Dividends and distributions reinvested:
     Initial Class                                       422                 -
     Service Class                                         -                 -
                                                    ---------          --------
                                                         422                 -
                                                    ---------          --------
  Cost of shares redeemed:
     Initial Class                                   (20,929)           (2,596)
     Service Class                                       (59)                -
                                                    ---------          --------
                                                     (20,988)           (2,596)
                                                    ---------          --------
                                                     242,598            82,290
                                                    ---------          --------
Net increase (decrease) in net assets                299,122            82,148
                                                    ---------          --------
Net Assets:
  Beginning of year                                   82,148                 -
                                                    ---------          --------
  End of year                                       $381,270           $82,148
                                                    =========          ========
Undistributed Net Investment
  Income (Loss)                                     $  7,629           $   422
                                                    =========          ========

                                                      December 31,       December 31,
                                                          2003              2002(a)
                                                   ------------------ ------------------
Share Activity:
  Shares issued:
     Initial Class                                    26,207             9,092
     Service Class                                        82                 -
                                                     ---------          --------
                                                      26,289             9,092
                                                     ---------          --------
  Shares issued-reinvested from distributions:
     Initial Class                                        40                 -
     Service Class                                         -                 -
                                                     ---------          --------
                                                          40                 -
                                                     ---------          --------
  Shares redeemed:
     Initial Class                                    (2,012)             (280)
     Service Class                                        (5)              -
                                                     ----------         --------
                                                      (2,017)             (280)
                                                     ---------          --------
Net increase (decrease) in shares
  outstanding                                         24,312             8,812
                                                     =========          ========

(a) Commenced operations on May 1, 2002.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Convertible Securities 7

Transamerica Convertible Securities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   9.32      $   0.31         $   1.89       $   2.20
                12/31/2002       10.00          0.17            (0.85)         (0.68)
--------------- ----------    --------      --------         --------       --------
Service Class   12/31/2003        9.86          0.18             1.46           1.64
--------------- ----------    --------      --------         --------       --------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class    $   (0.01)      $ -      $   (0.01)     $   11.51
                         -         -              -           9.32
---------------  ---------       ---      ---------      ---------
Service Class            -         -              -          11.50
---------------  ---------       ---      ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           23.66%        $ 380,387        0.84%        0.84%            2.88%           139%
                12/31/2002           (6.80)           82,148        1.08         1.08             2.73             72
--------------- ----------           -----         ---------        ----         ----             ----            ---
Service Class   12/31/2003           16.69               883        1.09         1.09             2.41            139
--------------- ----------           -----         ---------        ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 1, 2002
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 8

Transamerica Convertible Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Convertible Securities ("the Fund"), part of ATSF, began operations on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $38 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 9

Transamerica Convertible Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                  Net           % of
                                                Assets       Net Assets
                                             ------------   -----------
Asset Allocation-Conservative Portfolio       $  95,747         25%
Asset Allocation-Moderate Growth Portfolio       76,890         20%
Asset Allocation-Moderate Portfolio             157,610         41%
                                                                --
                                                                86%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      0.80% of the first $500 million of ANA
      0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

      1.30% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $13. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 10

Transamerica Convertible Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 599,535
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  356,804
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $  -
       Long-term capital gains           -
     2003 Distributions paid from:
       Ordinary income                 422
       Long-term capital gains           -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 22,654
                                                    ========
     Undistributed Long-term Capital Gains          $     28
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Post October Capital Loss                      $     26
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 33,725
                                                    ========

The capital loss carryforward utilized during the period ended December 31, 2003 was $488.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $379,739
                                                    =========
     Unrealized Appreciation                        $ 38,280
     Unrealized (Depreciation)                        (4,555)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 33,725
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Transamerica Convertible Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Convertible Securities (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                     Transamerica Convertible Securities 12

Transamerica Equity

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

After a disappointing start, U.S. equity markets began a broad rally in March that ultimately embraced all but a few industries. Initially, the rebound was fueled primarily by anticipation of a stronger economy and earnings improvements. Much of corporate America has spent the past several years cutting operating costs and removing debt from its balance sheet. As the economic expansion picked up steam, investors expected to see the fruits of this corporate restructuring, in the form of more revenues flowing to the bottom line.

By the final quarter of the year, earnings by and large met or exceeded expectations. Investors concluded that corporate profitability had finally turned the proverbial corner, and the market surged. The Standard and Poor's 500 Composite Stock Index ("S&P 500") rose for the year, led by industries associated with electronics, the Internet and telecommunications and, to a lesser extent, by economically sensitive industries like metals and mining, hotels/restaurants, and automobiles.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Equity returned 31.22%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW

When selecting securities, we look for businesses benefiting from broad secular trends. We stress substantial free cash flow and skilled management that effectively utilizes capital to enhance return on investment. We also look for a reasonably attractive entry price relative to a stock's appreciation potential. We have rarely found technology- and telecommunications-related companies that meet all these criteria. However, the few that did make the cut in recent years were among the portfolio's largest contributors to performance in 2003, thanks to the market's enthusiasm for technology and our concentrated positions. They included QUALCOMM Incorporated ("QUALCOMM"), a manufacturer of communications equipment; Expedia, Inc., an online travel-booking enterprise; and semiconductor-chip maker Intel Corporation. Each is a good example of our investment strategy.

For instance, QUALCOMM makes computer chips used in wideband code division multiple access ("CDMA") based telecommunications devices, such as SANYO Electric Co., Ltd. cell phones. We began purchasing shares at attractive prices when the market was concerned about QUALCOMM's inconsistent earnings from quarter to quarter. More recently, QUALCOMM exceeded earnings expectations, largely on the strength of demand for its chips. In addition, it is generally accepted at this point that providers of the technology for Global System for Mobile communications ("GSM") (i.e., most European wireless providers) will migrate to wideband CDMA technology, opening up an enormous market for QUALCOMM's products.

A large overweighting in, and a good selection of, media companies helped performance as well. We are particularly pleased with our investment in XM Satellite Radio Inc. ("XM"). Via satellite, XM delivers to a customer's home or car a large number and variety of radio channels and a very clear signal, all for just $10 per month. The company has few competitors, since the number of available satellite spots is very limited. We purchased the stock in mid-year on signs of weakness. Since then, the price has risen sharply as XM's unique business and improving balance sheet came to Wall Street's attention.

At the other end of the performance spectrum were grocery store chain Safeway Inc. ("Safeway") and credit-card issuer MBNA Corporation ("MBNA"). At Safeway, poor management decisions compounded a less-than-favorable environment for food retailers. As for MBNA, we sold our shares, as we became concerned about the growing consumer credit bubble that could eventually lead to slower growth and asset-quality problems. As borne out in the bear market of 2000-2002, excess liquidity leads to poor capital allocation. This area of the economy is of concern to us.

/s/ Jeffrey S. Van Harte
Jeffrey S. Van Harte

/s/ Gary U. Rolle
Gary U. Rolle
Co-Portfolio Managers
Transamerica Investment Management, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Transamerica Equity 1

 Transamerica Equity

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                        Initial Class                 S&P 500

 12/31/93                 $10,000                     $10,000
  3/31/94                   9,683                       9,622
  6/30/94                   9,246                       9,662
  9/30/94                  10,092                      10,133
 12/31/94                  10,763                      10,132
  3/31/95                  12,268                      11,117
  6/30/95                  14,412                      12,177
  9/30/95                  16,663                      13,144
 12/31/95                  16,520                      13,934
  3/31/96                  16,799                      14,682
  6/30/96                  18,266                      15,340
  9/30/96                  19,260                      15,814
 12/31/96                  21,113                      17,132
  3/31/97                  21,558                      17,592
  6/30/97                  27,990                      20,661
  9/30/97                  33,592                      22,208
 12/31/97                  30,931                      22,845
  3/31/98                  36,656                      26,029
  6/30/98                  38,354                      26,889
  9/30/98                  35,440                      24,219
 12/31/98                  44,316                      29,373
  3/31/99                  50,589                      30,836
  6/30/99                  50,154                      33,009
  9/30/99                  45,621                      30,950
 12/31/99                  61,062                      35,553
  3/31/00                  70,378                      36,368
  6/30/00                  64,504                      35,404
  9/30/00                  63,609                      35,061
 12/31/00                  55,146                      32,319
  3/31/01                  46,664                      28,490
  6/30/01                  49,044                      30,156
  9/30/01                  40,030                      25,732
 12/31/01                  45,427                      28,481
  3/31/02                  44,835                      28,560
  6/30/02                  37,843                      24,735
  9/30/02                  32,213                      20,465
 12/31/02                  35,323                      22,189
  3/31/03                  35,786                      21,489
  6/30/03                  39,848                      24,797
  9/30/03                  41,313                      25,453
 12/31/03                 $46,352                     $28,550

*Inception 12/31/1980.

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                From        Inception
                     1 year        5 years      10 years     Inception*       Date
                  -----------   ------------   ----------   ------------   ----------
Initial Class         31.22%         0.90 %       16.58%        16.22%      12/31/80
S&P 500(1)            28.67%        (0.57)%       11.06%        12.88%      12/31/80
---------------       -----         -----         -----         -----       --------
Service Class             -             -             -         22.55%        5/1/03
---------------       -----         -----         -----         -----       --------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 2

Transamerica Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
                                              --------------------   ---------------
COMMON STOCKS (99.2%)
Apparel & Accessory Stores (2.4%)
  TJX Companies, Inc. (The)                           700,000        $  15,435
Business Services (8.7%)
  First Data Corporation (b)                          750,000           30,818
  Moody's Corporation                                 425,000           25,734
  Viad Corp                                             4,300              108
Chemicals & Allied Products (3.9%)
  Praxair, Inc.                                       650,000           24,830
Commercial Banks (6.7%)
  Northern Trust Corporation                          500,000           23,210
  State Street Corporation                            375,000           19,530
Communication (15.1%)
  Cox Communications, Inc.-Class A (a)(b)             750,000           25,838
  Echostar Communications
    Corporation-Class A (a)                           750,000           25,500
  Liberty Media Corporation-Class A (a)             1,915,000           22,769
  XM Satellite Radio Holdings Inc. (a)(b)             900,000           23,723
Communications Equipment (5.5%)
  QUALCOMM Incorporated                               650,000           35,055
Computer & Data Processing Services (4.3%)
  Microsoft Corporation                             1,000,000           27,540
Drug Stores & Proprietary Stores (2.3%)
  Walgreen Co.                                        400,000           14,552
Electronic Components & Accessories (2.3%)
  Intel Corporation                                   450,000           14,490
Fabricated Metal Products (3.4%)
  Gillette Company (The)                              600,000           22,038
Hotels & Other Lodging Places (2.5%)
  Marriott International, Inc.-Class A                350,000           16,170
Insurance (4.2%)
  WellPoint Health Networks Inc. (a)                  275,000           26,672
Management Services (3.8%)
  Paychex, Inc.                                       650,000           24,180
Medical Instruments & Supplies (2.5%)
  Zimmer Holdings, Inc. (a)                           225,000           15,840
Personal Services (2.4%)
  Weight Watchers International, Inc. (a)(b)          395,000           15,156
Pharmaceuticals (10.7%)
  Allergan, Inc.                                      300,000           23,043
  Genentech, Inc. (a)                                 290,000           27,135
  Pfizer Inc.                                         550,000           19,431
Retail Trade (4.5%)
  Staples, Inc. (a)                                 1,050,000           28,665

                                                     Shares               Value
                                              --------------------   ---------------
Transportation & Public Utilities (6.1%)
  Expeditors International of
    Washington, Inc.                                  595,000        $  22,408
  InterActiveCorp (a) (b)                             484,687           16,445
Trucking & Warehousing (4.6%)
  United Parcel Service, Inc.-Class B                 400,000           29,820
Variety Stores (3.3%)
  Wal-Mart Stores, Inc.                               400,000           21,220
                                                                     ---------
Total Common Stocks (cost: $505,276)                                   637,355
                                                                     ---------


                                                Principal          Value
                                             ---------------   ------------
SECURITY LENDING COLLATERAL (16.0%)
Debt (12.8%)
Bank Notes (0.6%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                    $        484      $     484
  Fleet National Bank
    1.00%, due 01/21/2004                           1,816          1,816
  National Bank of Commerce
    1.19%, due 04/21/2004                           1,513          1,513
Commercial Paper (3.3%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                             908            908
  Delaware Funding Corporation
    1.08%, due 01/07/2004                             603            603
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                             908            908
    1.09%, due 01/13/2004                             605            605
    1.08%, due 02/05/2004                           1,208          1,208
  General Electric Capital Corporation
    1.09%, due 01/08/2004                           1,509          1,509
    1.09%, due 01/09/2004                             908            908
    1.08%, due 01/16/2004                           1,205          1,205
  Govco Incorporated-144A
    1.07%, due 02/05/2004                           1,511          1,511
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                           1,511          1,511
    1.09%, due 02/06/2004                           1,510          1,510
    1.10%, due 02/09/2004                             883            883
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                           1,511          1,511
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                             908            908
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                           1,754          1,754
    1.08%, due 02/17/2004                           3,021          3,021
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                             605            605


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                 Transamerica Equity 3

Transamerica Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Principal          Value
                                              ---------------   -------------
Euro Dollar Overnight (0.7%)
  BNP Paribas SA
    0.97%, due 01/07/2004                      $      3,026      $    3,026
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                               121             121
    1.08%, due 01/06/2004                             1,150           1,150
Euro Dollar Terms (3.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                               591             591
    1.06%, due 02/17/2004                             1,211           1,211
  Bank of Scotland
    1.06%, due 04/02/2004                               908             908
  Citigroup Inc.
    1.10%, due 01/22/2004                               908             908
    1.09%, due 02/06/2004                             1,211           1,211
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                               605             605
  Den Danske Bank
    1.08%, due 01/20/2004                             3,026           3,026
    1.02%, due 01/30/2004                             1,513           1,513
  Royal Bank of Canada
    1.05%, due 02/27/2004                             3,026           3,026
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                             1,816           1,816
    1.08%, due 01/15/2004                               605             605
    1.08%, due 01/20/2004                               303             303
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                               303             303
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                             1,816           1,816
  Wells Fargo & Company
    1.04%, due 01/30/2004                             2,421           2,421
Master Notes (0.9%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                             1,211           1,211
    1.14%, due 09/08/2004                             1,816           1,816
  Morgan Stanley
    1.05%, due 06/21/2004                             2,905           2,905

                                                 Principal          Value
                                              ---------------   -------------
Medium Term Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                      $      3,026      $    3,026
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                               908             908
Repurchase Agreements (3.5%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated
    12/31/2003 to be repurchaed at $7,082
    on 01/02/2004                                     7,082           7,082
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated
    12/31/2003 to be repurchased at $9,624
    on 01/02/2004                                     9,624           9,624
  Morgan Stanley
    1.11%, Repurchase Agreement dated
    12/31/2003 to be repurchased at $5,750
    on 01/02/2004                                     5,750           5,750

                                                    Shares            Value
                                              -----------------   ------------
Investment Companies (3.2%)
Money Market Funds (3.2%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           1,484,482       $   1,484
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           3,624,472           3,624
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                          15,760,401          15,760
                                                                   ---------
Total Security Lending Collateral (cost: $102,631)                   102,631
                                                                   ---------
Total Investment Securities (cost: $607,907)                       $ 739,986
                                                                   =========
SUMMARY:
  Investments, at value                                115.2 %     $ 739,986
  Liabilities in excess of other assets                (15.2)%       (97,831)
                                                  ----------       ---------
  Net assets                                           100.0 %     $ 642,155
                                                  ==========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $98,884.
(c) Cash collateral for the Repurchase Agreements, valued at $22,904, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 4

Transamerica Equity

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $607,907)
     (including $98,884 of securities loaned)                 $739,986
  Cash                                                           4,913
  Receivables:
     Interest                                                        4
     Dividends                                                     330
  Other                                                             82
                                                              ---------
                                                               745,315
                                                              ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  422
     Distribution fees                                               1
  Payable for collateral for securities on loan                102,631
  Other                                                            106
                                                              ---------
                                                               103,160
                                                              ---------
Net Assets                                                    $642,155
                                                              =========
Net Assets Consist of:
  Capital stock, 100,000 shares authorized ($.01 par value)   $    356
  Additional paid-in capital                                   557,570
  Undistributed net investment income (loss)                         -
  Accumulated net realized gain (loss) from investment
     securities                                                (47,850)
  Net unrealized appreciation (depreciation) on investment
     securities                                                132,079
                                                              ---------
Net Assets                                                    $642,155
                                                              =========
Shares Outstanding:
  Initial Class                                                 35,536
  Service Class                                                     89
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  18.03
  Service Class                                                  17.99

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $      85
  Dividends                                              3,295
  Income from loaned securities-net                        137
                                                     ---------
                                                         3,517
                                                     ---------
Expenses:
  Management and advisory fees                           3,923
  Transfer agent fees                                        2
  Printing and shareholder reports                          42
  Custody fees                                              48
  Administration fees                                       20
  Legal fees                                                 6
  Auditing and accounting fees                              15
  Directors fees                                            19
  Other                                                     10
  Service fees:
     Service Class                                           1
                                                     ---------
  Total expenses                                         4,086
                                                     ---------
Net Investment Income (Loss)                              (569)
                                                     ---------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       (3,824)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           152,201
                                                     ---------
Net Gain (Loss) on Investment Securities               148,377
                                                     ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 147,808
                                                     =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 5

Transamerica Equity

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                    December 31,      December 31,
                                                        2003              2002
                                                 ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $    (569)        $    (645)
  Net realized gain (loss) from
     investment securities                              (3,824)          (21,383)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        152,201           (40,391)
                                                     ---------         ---------
                                                       147,808           (62,419)
                                                     ---------         ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                     ---------         ---------
                                                             -                 -
                                                     ---------         ---------
  From net realized gains:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                     ---------         ---------
                                                             -                 -
                                                     ---------         ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     176,766           222,628
     Service Class                                       1,563                 -
                                                     ---------         ---------
                                                       178,329           222,628
                                                     ---------         ---------
  Proceeds from fund acquisition:
     Initial Class                                       4,995                 -
     Service Class                                           -                 -
                                                     ---------         ---------
                                                         4,995                 -
                                                     ---------         ---------
  Dividends and distributions reinvested:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                     ---------         ---------
                                                             -                 -
                                                     ---------         ---------
  Cost of shares redeemed:
     Initial Class                                     (59,107)          (34,728)
     Service Class                                         (86)                -
                                                     ---------         ---------
                                                       (59,193)          (34,728)
                                                     ---------         ---------
                                                       124,131           187,900
                                                     ---------         ---------
Net increase (decrease) in net assets                  271,939           125,481
                                                     ---------         ---------
Net Assets:
  Beginning of year                                    370,216           244,735
                                                     ---------         ---------
  End of year                                        $ 642,155         $ 370,216
                                                     =========         =========
Undistributed Net Investment
  Income (Loss)                                      $      -          $       -
                                                     =========         =========

                                                    December 31,      December 31,
                                                        2003              2002
                                                 ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                    12,164              15,487
     Service Class                                        94                   -
                                                     ---------         ---------
                                                      12,258              15,487
                                                     ---------         ---------
  Shares issued-on fund acquisition:
     Initial Class                                       340                   -
     Service Class                                         -                   -
                                                     ---------         ---------
                                                         340                   -
                                                     ---------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         -                   -
     Service Class                                         -                   -
                                                     ---------         ---------
                                                           -                   -
                                                     ---------         ---------
  Shares redeemed:
     Initial Class                                    (3,907)             (2,402)
     Service Class                                        (5)                  -
                                                     ---------         ---------
                                                      (3,912)             (2,402)
                                                     ---------         ---------
Net increase (decrease) in shares
  outstanding                                          8,686              13,085
                                                     =========         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 6

Transamerica Equity

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   13.74    $   (0.02)        $   4.31       $   4.29
                12/31/2002        17.67        (0.04)           (3.89)         (3.93)
                12/31/2001        21.78        (0.07)           (3.77)         (3.84)
                12/31/2000        26.61        (0.14)           (2.23)         (2.37)
                12/31/1999        19.36        (0.09)            7.40           7.31
--------------- ----------    ---------    ---------         --------       --------
Service Class   12/31/2003        14.68        (0.04)            3.35           3.31
--------------- ----------    ---------    ---------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class        $ -      $       -     $       -     $   18.03
                       -              -             -         13.74
                       -          (0.27)        (0.27)        17.67
                       -          (2.46)        (2.46)        21.78
                       -          (0.06)        (0.06)        26.61
---------------      ---      ---------     ---------     ---------
Service Class          -              -             -         17.99
---------------      ---      ---------     ---------     ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           31.22%        $ 640,555        0.78%        0.78%           (0.11)%         19%
                12/31/2002          (22.24)          370,216        0.82         0.82            (0.24)          23
                12/31/2001          (17.63)          244,735        0.85         0.91            (0.39)          51
                12/31/2000           (9.69)          254,920        0.85         0.86            (0.60)          38
                12/31/1999           37.79           238,655        0.85         0.90            (0.49)          29
--------------- ----------          ------         ---------        ----         ----            -----           --
Service Class   12/31/2003           22.55             1,600        1.05         1.05            (0.34)          19
--------------- ----------          ------         ---------        ----         ----            -----           --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any. (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 7

Transamerica Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Equity ("the Fund"), part of ATSF, began operations as Growth Portfolio, a part of the Transamerica Variable Insurance Fund, Inc. on November 1, 1996. The Growth Portfolio was the successor to Transamerica Occidental's Separate Account Fund C. The Fund became a part of ATSF on May 1, 2002.

The fund will acquire BlackRock Mid Cap Growth and Alger Aggressive Growth effective as of the close of business on April 30, 2004, subject to approval by Policyowners.

On May 1, 2003, the Fund acquired all the net assets of LKCM Capital Growth pursuant to a plan of reorganization approved by shareholders of LKCM Capital Growth on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 340 shares of the Fund for the 1,622 shares of LKCM Capital Growth outstanding on April 30, 2003. LKCM Capital Growth's net assets at that date ($4,995), including ($268) of unrealized appreciation were combined with those of the Fund, resulting in combined net assets of $496,001.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank and Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $16 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 8

Transamerica Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $77 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $ 18,926            3%
Asset Allocation-Growth Portfolio              41,464            6%
Asset Allocation-Moderate Growth Portfolio     88,743           14%
Asset Allocation-Moderate Portfolio            74,840           12%
                                                                --
                                                                35%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated rate:

    0.75% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.85% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires AFSG to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 9

Transamerica Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $22. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 241,891
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   95,770
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ 1,169
     Undistributed net investment income (loss)              569
     Undistributed net realized capital gains (loss)      (1,738)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (46,177)
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $ 130,407
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- -------------------
$     21,334   December 31, 2009
      18,009   December 31, 2010
       6,834   December 31, 2011

As part of the Fund's acquisition of LKCM Capital Growth, the fund obtained a net capital loss carryforward of approximately $5,588 from LKCM Capital Growth. Utilization of this carry over is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the carry over available.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                          $ 609,579
                                                     =========
     Unrealized Appreciation                         $ 132,559
     Unrealized (Depreciation)                          (2,152)
                                                     ---------
     Net Unrealized Appreciation (Depreciation)      $ 130,407
                                                     =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 10

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Transamerica Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                             Transamerica Equity 11

Transamerica Equity II

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares         Value
                                              ------------   -----------
COMMON STOCKS (98.7%)
Apparel & Accessory Stores (2.1%)
  TJX Companies, Inc. (The)                       80,000      $  1,764
Business Services (8.9%)
  First Data Corporation                         100,000         4,109
  Moody's Corporation                             60,000         3,633
Chemicals & Allied Products (3.6%)
  Praxair, Inc.                                   80,000         3,056
Commercial Banks (6.5%)
  Northern Trust Corporation                      65,000         3,017
  State Street Corporation                        50,000         2,604
Communication (15.5%)
  Cox Communications, Inc.-Class A (a)           100,000         3,445
  Echostar Communications
    Corporation-Class A (a)                      105,000         3,570
  Liberty Media Corporation-Class A (a)          255,000         3,032
  XM Satellite Radio Holdings Inc. (a)           125,000         3,295
Communications Equipment (5.7%)
  QUALCOMM Incorporated                           90,000         4,854
Computer & Data Processing Services (4.0%)
  Microsoft Corporation                          125,000         3,443
Drug Stores & Proprietary Stores (2.3%)
  Walgreen Co.                                    55,000         2,001
Electronic Components & Accessories (2.1%)
  Intel Corporation                               55,000         1,771
Fabricated Metal Products (3.4%)
  Gillette Company (The)                          80,000         2,938
Hotels & Other Lodging Places (2.7%)
  Marriott International, Inc.-Class A            50,000         2,310

                                                 Shares         Value
                                              ------------   -----------
Insurance (4.0%)
  WellPoint Health Networks Inc. (a)              35,000      $  3,394
Management Services (3.7%)
  Paychex, Inc.                                   85,000         3,162
Medical Instruments & Supplies (2.5%)
  Zimmer Holdings, Inc. (a)                       30,000         2,112
Personal Services (2.5%)
  Weight Watchers International, Inc. (a)         55,000         2,110
Pharmaceuticals (10.8%)
  Allergan, Inc.                                  45,000         3,456
  Genentech, Inc. (a)                             40,000         3,743
  Pfizer Inc.                                     60,000         2,120
Retail Trade (4.5%)
  Staples, Inc. (a)                              140,000         3,822
Transportation & Public Utilities (6.9%)
  Expeditors International of
    Washington, Inc.                              95,000         3,578
  InterActiveCorp (a)                             67,856         2,302
Trucking & Warehousing (3.9%)
  United Parcel Service, Inc.-Class B             45,000         3,355
Variety Stores (3.1%)
  Wal-Mart Stores, Inc.                           50,000         2,653
                                                              --------
Total Common Stocks (cost: $67,103)
                                                                84,649
                                                              --------
Total Investment Securities (cost: $67,103)                   $ 84,649
                                                              ========
SUMMARY:
  Investments, at value                             98.7%     $ 84,649
  Other assets in excess of liabilities              1.3%        1,074
                                                 -------      --------
  Net assets                                       100.0%     $ 85,723
                                                 =======      ========


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 1

Transamerica Equity II

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $67,103)              $  84,649
  Cash                                                             1,055
  Receivables:
     Dividends                                                        42
                                                               ---------
                                                                  85,746
                                                               ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                     23
                                                               ---------
                                                                      23
                                                               ---------
Net Assets                                                     $  85,723
                                                               =========
Net Assets Consist of:
  Capital stock, 75,000 shares authorized ($.01 par value)     $      86
  Additional paid-in capital                                      68,091
  Undistributed net investment income (loss)                           -
  Undistributed net realized gain (loss) from investment
     securities                                                        -
  Net unrealized appreciation (depreciation) on investment
     securities                                                   17,546
                                                               ---------
Net Assets                                                     $  85,723
                                                               =========
Shares Outstanding                                                 8,557
Net Asset Value and Offering Price Per Share                   $   10.02

STATEMENT OF OPERATIONS
For the period ended December 31, 2003 (a)
(all amounts in thousands)

Investment Income:
  Interest                                               $  -
Expenses:
  Management and advisory fees                              1
                                                         -----
Net investment income (loss)                               (1)
                                                         -----
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities           -
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities              157
                                                         -----
Net Gain (Loss) on Investment Securities                  157
                                                         -----
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $156
                                                         =====

(a) Commenced operations December 30, 2003.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 2

Transamerica Equity II

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)


                                                      December 31,
                                                        2003 (a)
                                                   ------------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $    (1)
  Net realized gain (loss) from investment
     securities                                             -
  Net unrealized appreciation (depreciation) on
     investment securities                                157
                                                      -------
                                                          156
                                                      -------
Distributions to Shareholders:
  From net investment income                                -
  From net realized gains                                   -
Capital Share Transactions
  Proceeds from shares sold                                 -
  Proceeds from fund conversion                        85,567
  Dividends and distributions reinvested                    -
  Cost of shares redeemed                                   -
                                                      -------
                                                       85,567
                                                      -------
                                                       85,723
                                                      -------
Net increase (decrease) in net assets
Net Assets:
  Beginning of year                                         -
                                                      -------
  End of year                                         $85,723
                                                      =======
Undistributed Net Investment Income (Loss)            $     -
                                                      =======

                                                      December 31,
                                                        2003 (a)
                                                   ------------------
Share Activity:
  Shares issued                                             -
  Shares issued-fund conversion                         8,557
  Shares issued-reinvested from distributions               -
  Shares redeemed                                           -
                                                      --------
Net increase (decrease) in shares outstanding           8,557
                                                      ========

(a) Commenced operations on December 30, 2003.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 3

Transamerica Equity II

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share outstanding throughout each period (a)
             --------------------------------------------------------------------------------------------------------------
                                     Investment Operations                          Distributions
                         --------------------------------------------- ---------------------------------------
              Net Asset                                                                                          Net Asset
   For the      Value,         Net         Net Realized                  From Net    From Net                     Value,
   Period     Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions    of Period
------------ ----------- --------------- ---------------- ------------ ------------ ---------- --------------- ------------
12/31/2003    $  10.00     $   (0.03)        $  0.05        $  0.02         $ -         $ -          $ -         $  10.02
----------    --------     -------------     -------        -------         -------     ------       ---------   --------

                                                        Ratios/Supplemental Data
                                 -----------------------------------------------------------------------
                                                    Ratio of Expenses
                                  Net Assets,           to Average          Net Investment
   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
   Period           Total            Period      -----------------------      to Average       Turnover
  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
------------   ---------------   -------------   ---------   -----------   ----------------   ----------
12/31/2003           0.20%          $ 85,723        0.30%        0.34%           (0.30)%           -%
----------           ----           --------        ----         ----            -----        ----------

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of the Fund is December 30, 2003.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 4

Transamerica Equity II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable annuity products. Transamerica Equity II ("the Fund"), part of ATSF, began operations on December 30, 2003.

On December 30, 2003, all investments held by Transamerica Occidental's Separate Account Fund B (the "Separate Account") with a fair value of $84,492 and a cost basis of $67,103 were transferred to the Fund. In exchange for these investments, the Separate Account received all of the outstanding shares (8,557) of the Fund. Thereafter, the Separate Account's only investment is an investment in the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank and Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated rate:

    0.30% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.30% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 5

Transamerica Equity II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the 12b-1 plan to pay fees up to the following limit:

    0.15%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, there was no value in invested plan amounts. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                 $ -
  U.S. Government                                       -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   -
  U.S. Government                                       -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, and net operating losses.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                             $ (1)
     Undistributed net investment income (loss)                1
     Undistributed net realized capital gains (loss)           -

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                          $ 67,103
                                                     ========
     Unrealized Appreciation                         $ 18,989
     Unrealized (Depreciation)                         (1,443)
                                                     --------
     Net Unrealized Appreciation (Depreciation)      $ 17,546
                                                     ========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 6

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Managers of the Fund solicited a vote by the shareholders for the following items.

Each vote reported represents one outstanding dollar held on the record date for the meeting.

At a special meeting of shareholders held on December 16, 2003, the results of Proposal 1 were as follows:

Proposal 1: Approval of an Agreement and Plan of Reorganization providing for the reorganization of Fund B as a unit investment trust that will invest in Transamerica Equity II, a series of AEGON/Transamerica Series Fund, Inc.

   For          Against   Abstain
-------------- --------- ----------
  98.296%        .997%     .707%


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 7

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders of Transamerica Equity II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity II (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period December 30, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            Transamerica Equity II 8

Transamerica Growth Opportunities

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Historically, as the U.S. economy has entered the early stages of economic expansion, small- and mid-cap growth stocks have outperformed the equity market as a whole. The year ended December 31, 2003, was no exception. While evidence of more rapid economic growth mounted and corporate earnings reports improved, the Russell 2500 Growth Index ("Russell 2500") leaped 46.31%, compared to a 28.67% advance for the Standard and Poor's 500 Composite Stock Index. A look beneath the surface of the Russell 2500 shows that the year's leading industries were either economically sensitive (e.g., metals and mining and utilities) or full of high-flying, volatile (i.e., high-Beta) stocks that had been beaten down in prior years. This included wireless telecommunications and any industry related to computers, electronics and the Internet.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Growth Opportunities returned 31.21%. By comparison its primary benchmark, the Russell 2500 and its secondary benchmark, the Russell 2000 Index, returned 46.31% and 47.25%, respectively.

STRATEGY REVIEW

Even though Transamerica Growth Opportunities owned few high-Beta stocks and was underweighted in nine of the year's ten leading industries, it nonetheless generated a positive return for the year. A relative lack of high-flying Internet stocks was at least partially offset by our concentrated approach, which magnified the impact of double- and triple-digit gains in the stocks from a wide variety of other industries. Among the top contributors were SkillSoft PLC ("SkillSoft"), online training, RadioShack Corporation ("RadioShack"), specialty retail, XM Satellite Radio Inc., media, Gentex Corporation, auto parts, and GTECH Holdings Corporation, lottery systems.

As always, the portfolio comprised stocks of high-quality companies with strong balance sheets and cash-generating power. These companies have the ability to gain market share, focus on growing end markets, and enhance assets. Also, they possess management teams with the acumen to effectively allocate resources and capital and thereby create wealth for shareholders.

A prime example is online training and education company SkillSoft, the portfolio's top performing holding for the year. We hold SkillSoft's management team in high regard. Conservative and intensely focused on executing their business plan, they have done an impressive job of consolidating their position in the education and training industry, which is rapidly moving in their direction of online delivery.

Another example of outstanding management executing well is RadioShack. This specialty retailer of consumer electronics (e.g., wireless communications, electronic parts, batteries, accessories and other digital technology products) was struggling before new management took over the helm a few years ago. Management has imposed greater financial discipline, reining in expansion efforts and focusing on the profitability and productivity of RadioShack's existing stores. The strategy is paying off handsomely, in the form of higher free cash flow and enhanced return on invested capital.

Only one stock, Investment Technology Group, Inc. ("ITG") significantly detracted from performance for the year. ITG is a provider of specialized software for large-volume securities traders. While we continue to believe in the quality of the company's management, it is fair to say that we overestimated the strength of trading volumes and underestimated the intensity of competition in the industry. Realizing that ITG's profits were deteriorating, we sold the stock early in the year.

/s/ Christopher J. Bonavico
Christopher J. Bonavico

/s/ Kenneth F. Broad
Kenneth F. Broad
Co-Portfolio Managers
Transamerica Investment Management, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 1

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/2/01 through 12/31/03

                    Initial Class    Russell 2500     Russell 2000

  5/2/01              $10,000          $10,000           $10,000
 6/30/01               10,200           10,523            10,600
 9/30/01                9,020            7,674             8,396
12/31/01               11,180            9,661            10,166
 3/31/02               12,090            9,376            10,571
 6/30/02               10,890            7,817             9,688
 9/30/02                9,060            6,327             7,615
12/31/02                9,580            6,850             8,084
 3/31/03                9,190            6,631             7,721
 6/30/03               10,610            8,138             9,529
 9/30/03               11,330            8,949            10,394
12/31/03              $12,570          $10,023           $11,904

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         31.21%        9.00%        5/2/01
Russell 2500(1)       46.31%        0.09%        5/2/01
Russell 2000(1)       47.25%        6.75%        5/2/01
---------------       -----        -----         ------
Service Class             -        27.05%        5/1/03
---------------       -----        -----         ------

NOTES

(1)  The Russell 2500 Growth (Russell 2500) Index and Russell 2000 (Russell
     2000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. For reporting periods through December 31, 2002, the fund has selected the Russell 2000 Index as its benchmark measure; however, the Russell 2500 Growth is more appropriate for comparison to the fund. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002, has been derived from the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.


AEGON/Transamerica Series Fund, Inc.                         Annual Report 2003

                      Transamerica Growth Opportunities 2

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares          Value
                                              ------------   ------------
COMMON STOCKS (89.0%)
Automotive (4.7%)
  Gentex Corporation (b)                        260,000      $  11,482
Business Credit Institutions (4.0%)
  Financial Federal Corporation (a)             315,000          9,623
Business Services (3.0%)
  Moody's Corporation                           120,000          7,266
Communication (6.7%)
  Global Payments Inc.                          185,000          8,717
  XM Satellite Radio Holdings Inc. (a)(b)       290,000          7,644
Computer & Data Processing Services (12.8%)
  BARRA, Inc.                                   121,000          4,294
  GTECH Holdings Corporation                    250,000         12,373
  SkillSoft PLC-ADR (a)                       1,683,400         14,561
Educational Services (4.4%)
  DeVRY Inc. (a)(b)                             423,400         10,640
Electronic & Other Electric Equipment (2.9%)
  Gemstar-TV Guide International, Inc. (a)    1,400,000          7,070
Industrial Machinery & Equipment (1.5%)
  Graco Inc.                                     90,800          3,641
Management Services (4.9%)
  ServiceMaster Company (The) (b)             1,020,000         11,883
Oil & Gas Extraction (4.7%)
  EOG Resources, Inc.                           250,000         11,543
Paper & Allied Products (2.1%)
  Pactiv Corporation (a)                        210,000          5,019
Paperboard Containers & Boxes (4.8%)
  Packaging Corporation of America              530,900         11,605
Personal Services (5.1%)
  Weight Watchers International, Inc. (a)(b)    320,000         12,278
Pharmaceuticals (5.1%)
  Techne Corporation (a)(b)                     330,000         12,467
Radio, Television & Computer Stores (4.5%)
  RadioShack Corporation                        360,000         11,046
Restaurants (4.1%)
  IHOP Corp.                                    257,200          9,897
Security & Commodity Brokers (4.0%)
  BlackRock, Inc.                               181,000          9,613
Transportation & Public Utilities (9.7%)
  C.H. Robinson Worldwide, Inc.                 310,000         11,752
  Expeditors International of
    Washington, Inc.                            315,000         11,863
                                                             ---------
Total Common Stocks (cost: $166,240)                           216,277
                                                             ---------

                                                   Principal       Value
                                                  -----------   ----------
SECURITY LENDING COLLATERAL (10.6%)
Debt (8.4%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                            $  121     $   121
  Fleet National Bank
    1.00%, due 01/21/2004                               455         455
  National Bank of Commerce
    1.19%, due 04/21/2004                               379         379
Commercial Paper (2.2%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                               227         227
  Delaware Funding Corporation
    1.08%, due 01/07/2004                               151         151
  Falcon Asset Securitization Corporation-144A
    1.09%, due 01/08/2004                               227         227
    1.09%, due 01/13/2004                               152         152
    1.08%, due 02/05/2004                               303         303
  General Electric Capital Corporation
    1.09%, due 01/08/2004                               378         378
    1.09%, due 01/09/2004                               227         227
    1.08%, due 01/16/2004                               302         302
  Govco Incorporated-144A
    1.07%, due 02/05/2004                               379         379
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                               378         378
    1.09%, due 02/06/2004                               378         378
    1.10%, due 02/09/2004                               221         221
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                               378         378
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                               227         227
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                               439         439
    1.08%, due 02/17/2004                               757         757
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                               152         152
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                               758         758
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                30          30
    1.08%, due 01/06/2004                               288         288
Euro Dollar Terms (2.1%)
  Bank of Montreal
    1.06%, due 01/15/2004                               148         148
    1.06%, due 02/17/2004                               303         303
  Bank of Scotland
    1.06%, due 04/02/2004                               227         227


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                       Transamerica Growth Opportunities 3

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Principal        Value
                                                    --------------   -----------
Euro Dollar Terms (continued)
  Citigroup Inc.
    1.10%, due 01/22/2004                             $      227      $     227
    1.09%, due 02/06/2004                                    303            303
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                    152            152
  Den Danske Bank
    1.08%, due 01/20/2004                                    758            758
    1.02%, due 01/30/2004                                    379            379
  Royal Bank of Canada
    1.05%, due 02/27/2004                                    758            758
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                    455            455
    1.08%, due 01/15/2004                                    152            152
    1.08%, due 01/20/2004                                     76             76
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                     76             76
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                    455            455
  Wells Fargo & Company
    1.04%, due 01/30/2004                                    606            606
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                    303            303
    1.14%, due 09/08/2004                                    455            455
  Morgan Stanley
    1.05%, due 06/21/2004                                    728            728
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                    759            759
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                    227            227

                                                       Principal        Value
                                                    --------------   -----------
Repurchase Agreements (2.3%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,774 on 01/02/2004         $    1,774      $   1,774
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,411 on 01/02/2004              2,411          2,411
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,440 on 01/02/2004              1,440          1,440

                                                  Shares           Value
                                              --------------   ------------
Investment Companies (2.2%)
Money Market Funds (2.2%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           371,816      $     372
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           907,816            908
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                         3,947,483          3,947
                                                                ---------
Total Security Lending Collateral (cost: $25,706)                  25,706
                                                                ---------
Total Investment Securities (cost: $191,946)                    $ 241,983
                                                                =========
SUMMARY:
  Investments, at value                               99.6%     $ 241,983
  Other assets in excess of liabilities                0.4%         1,069
                                                 ---------      ---------
  Net assets                                         100.0%     $ 243,052
                                                 =========      =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $24,815.
(c) Cash collateral for the Repurchase Agreements, valued at $5,737, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 4

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $191,946)
     (including $24,815 of securities loaned)                $241,983
  Cash                                                         29,995
  Receivables:
     Investment securities sold                                   107
     Interest                                                       7
     Dividends                                                    249
  Other                                                            22
                                                             ---------
                                                              272,363
                                                             ---------
Liabilities:
  Investment securities purchased                               3,396
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 185
  Payable for collateral for securities on loan                25,706
  Other                                                            24
                                                             ---------
                                                               29,311
                                                             ---------
Net Assets                                                   $243,052
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    193
  Additional paid-in capital                                  194,410
  Undistributed net investment income (loss)                        -
  Accumulated net realized gain (loss) from investment
     securities                                                (1,588)
  Net unrealized appreciation (depreciation) on investment
     securities                                                50,037
                                                             ---------
Net Assets                                                   $243,052
                                                             =========
Shares Outstanding:
  Initial Class                                                19,294
  Service Class                                                    49
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  12.57
  Service Class                                                 12.54

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $     86
  Dividends                                              1,165
  Income from loaned securities-net                         38
                                                      --------
                                                         1,289
                                                      --------
Expenses:
  Management and advisory fees                           1,484
  Transfer agent fees                                        2
  Printing and shareholder reports                          22
  Custody fees                                              20
  Administration fees                                       20
  Legal fees                                                 2
  Auditing and accounting fees                              12
  Directors fees                                             6
  Other                                                      3
                                                      --------
  Total expenses                                         1,571
                                                      --------
Net Investment Income (Loss)                              (282)
                                                      --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities          208
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            52,546
                                                      --------
Net Gain (Loss) on Investment Securities                52,754
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 52,472
                                                      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 5

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $    (282)        $   (154)
  Net realized gain (loss) from
     investment securities                                 208           (1,768)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         52,546           (3,105)
                                                     ---------         --------
                                                        52,472           (5,027)
                                                     ---------         --------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                           -                -
     Service Class                                           -                -
                                                     ---------         --------
                                                             -                -
                                                     ---------         --------
  From net realized gains:
     Initial Class                                           -                -
     Service Class                                           -                -
                                                     ---------         --------
                                                             -                -
                                                     ---------         --------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     109,571          101,649
     Service Class                                         581                -
                                                     ---------         --------
                                                       110,152          101,649
                                                     ---------         --------
  Dividends and distributions reinvested:
     Initial Class                                           -                -
     Service Class                                           -                -
                                                     ---------         --------
                                                             -                -
                                                     ---------         --------
  Cost of shares redeemed:
     Initial Class                                     (15,160)          (6,590)
     Service Class                                         (25)               -
                                                     ---------         --------
                                                       (15,185)          (6,590)
                                                     ---------         --------
                                                        94,967           95,059
                                                     ---------         --------
Net increase (decrease) in net assets                  147,439           90,032
                                                     ---------         --------
Net Assets:
  Beginning of year                                     95,613            5,581
                                                     ---------         --------
  End of year                                        $ 243,052         $ 95,613
                                                     =========         ========
Undistributed Net Investment Income
  (Loss)                                             $       -         $      -
                                                     =========         ========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                    10,754             10,133
     Service Class                                        51                  -
                                                     ---------         --------
                                                      10,805             10,133
                                                     ---------         --------
  Shares issued-reinvested from distributions:
     Initial Class                                         -                  -
     Service Class                                         -                  -
                                                     ---------         --------
                                                           -                  -
                                                     ---------         --------
  Shares redeemed:
     Initial Class                                    (1,443)              (649)
     Service Class                                        (2)                 -
                                                     ----------        --------
                                                      (1,445)              (649)
                                                     ---------         --------
Net increase (decrease) in shares
  outstanding                                          9,360              9,484
                                                     =========         ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 6

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   9.58     $   (0.02)       $    3.01      $    2.99
                12/31/2002       11.18         (0.05)           (1.55)         (1.60)
                12/31/2001       10.00         (0.01)            1.19           1.18
--------------- ----------    --------     ---------        ---------      ---------
Service Class   12/31/2003        9.87         (0.02)            2.69           2.67
--------------- ----------    --------     ---------        ---------      ---------

                 For a share outstanding throughout each period (a)
                ----------------------------------------------------
                             Distributions
                ---------------------------------------
                                                          Net Asset
                  From Net    From Net                     Value,
                 Investment   Realized       Total           End
                   Income       Gains    Distributions    of Period
                ------------ ---------- --------------- ------------
Initial Class        $ -         $ -          $ -        $   12.57
                       -           -            -             9.58
                       -           -            -            11.18
---------------      ---         ---          ---        ---------
Service Class          -           -            -            12.54
---------------      ---         ---          ---        ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           31.21%        $ 242,433        0.90%        0.90%           (0.16)%          23%
                12/31/2002          (14.31)           95,613        1.12         1.12            (0.49)           14
                12/31/2001           11.80             5,581        1.20         5.89            (0.47)            4
--------------- ----------          ------         ---------        ----         ----            -----            --
Service Class   12/31/2003           27.05               619        1.15         1.15            (0.22)           23
--------------- ----------          ------         ---------        ----         ----            -----            --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 2, 2001
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any, (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 7

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Growth Opportunities ("the Fund"), part of ATSF, began operations as Small Company Portfolio, a part of the Transamerica Variable Insurance Fund, Inc. on May 2, 2001. The Fund became a part of ATSF on May 1, 2002.

The fund will acquire PBHG Midcap Growth effective as of the close of business on April 30, 2004, subject to approval by Policyowners.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $59 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and secu- rities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 8

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Direct Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $23 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $ 17,849            7%
Asset Allocation-Growth Portfolio              28,419           12%
Asset Allocation-Moderate Portfolio            54,596           22%
Asset Allocation-Moderate Growth Portfolio     57,646           24%
                                                                --
                                                                65%
                                                                ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated rate:

    0.85% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 9

Transamerica Growth Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $8. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 111,002
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   33,598
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (282)
     Undistributed net investment income (loss)             282
     Undistributed net realized capital gains (loss)          -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (1,587)
                                                    ========
     Post October Loss                              $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 50,037
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     1,587   December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $173.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $191,946
                                                    =========
     Unrealized Appreciation                        $ 51,173
     Unrealized (Depreciation)                        (1,136)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 50,037
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 10

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Transamerica Growth Opportunities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Growth Opportunities (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                      Transamerica Growth Opportunities 11

Transamerica Money Market

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                                 Principal              Value
                                           ---------------------   ---------------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (1.9%)
  Fannie Mae
    1.07%, due 02/19/2004                        $    5,000        $   4,993
  Fannie Mae
    1.05%, due 01/07/2004                             3,200            3,199
    1.06%, due 02/18/2004                             3,500            3,495
                                                                   ---------
Total Short-Term U.S. Government Obligations
  (cost: $11,687)                                                     11,687
                                                                   ---------
COMMERCIAL PAPER (87.7%)
Asset Backed (19.9%)
  Asset Securitization Cooperative
    Corporation-144A
    1.08%, due 01/09/2004                             7,800            7,798
    1.08%, due 01/13/2004                             8,500            8,497
    1.10%, due 01/16/2004                             7,200            7,197
    1.08%, due 01/22/2004                            11,600           11,593
  CAFCO LLC-144A
    1.07%, due 01/15/2004                             9,000            8,996
    1.09%, due 01/27/2004                             8,700            8,693
    1.08%, due 02/10/2004                             9,250            9,239
    1.08%, due 02/17/2004                             7,000            6,990
  Delaware Funding Corporation-144A
    1.08%, due 01/06/2004                             3,300            3,300
    1.08%, due 01/07/2004                             6,100            6,099
    1.08%, due 01/08/2004                            10,750           10,747
    1.09%, due 02/03/2004                            11,000           10,989
  Receivables Capital Corporation-144A
    1.07%, due 01/02/2004                             5,500            5,500
    1.08%, due 01/21/2004                             3,900            3,898
    1.17%, due 06/01/2004                            11,000           10,946
Beverages (2.1%)
  Coca-Cola Company (The)
    1.03%, due 01/22/2004                             8,000            7,995
    1.03%, due 02/02/2004                             4,450            4,446
Business Credit Institutions (4.2%)
  Caterpillar Financial Services Corporation
    1.04%, due 01/05/2004                             9,000            8,999
    1.06%, due 01/20/2004                            10,000            9,994
    1.06%, due 02/17/2004                             5,300            5,293
    1.11%, due 03/22/2004                             1,270            1,267
Chemicals & Allied Products (3.4%)
  du Pont (E.I.) de Nemours and Company
    1.05%, due 02/24/2004                             8,000            7,987
    1.06%, due 03/02/2004                             6,000            5,989
    1.06%, due 03/05/2004                             6,500            6,488

                                                 Principal              Value
                                           ---------------------   ---------------
Commercial Banks (13.1%)
  Abbey National North America PLC
    1.03%, due 01/07/2004                        $    7,500        $   7,499
    1.05%, due 02/13/2004                             7,700            7,690
    1.05%, due 02/20/2004                             9,500            9,486
    1.06%, due 03/03/2004                             9,000            8,984
  Toronto Dominion Holdings (USA), Inc.
    1.08%, due 02/06/2004                             5,300            5,294
    1.07%, due 02/11/2004                             3,400            3,396
    1.08%, due 02/27/2004                             7,000            6,988
  UBS Finance (Delaware) LLC
    1.04%, due 01/13/2004                             8,500            8,497
    1.05%, due 02/05/2004                             3,500            3,496
    1.05%, due 02/25/2004                            10,500           10,483
    1.06%, due 04/27/2004                             7,100            7,076
Food & Kindred Products (1.0%)
  Unilever Capital Corporation-144A
    1.03%, due 01/07/2004                             5,950            5,949
Insurance Agents, Brokers & Service (5.9%)
  MetLife Funding, Inc.
    1.06%, due 01/14/2004                             7,500            7,497
    1.07%, due 01/14/2004                            10,600           10,596
    1.07%, due 02/04/2004                             2,950            2,947
    1.08%, due 02/04/2004                             7,100            7,093
    1.07%, due 03/04/2004                             7,350            7,336
Life Insurance (3.2%)
  AIG Funding, Inc.
    1.06%, due 01/06/2004                             8,000            7,999
    1.07%, due 01/16/2004                             5,900            5,897
    1.05%, due 01/26/2004                             5,400            5,396
Personal Credit Institutions (13.3%)
  American Honda Finance Corporation
    1.06%, due 01/12/2004                             3,100            3,099
    1.05%, due 01/21/2004                             9,000            8,995
    1.05%, due 01/28/2004                             8,000            7,994
  General Electric Capital Corporation
    1.08%, due 01/12/2004                             7,000            6,997
    1.07%, due 01/16/2004                             4,000            3,998
    1.10%, due 02/11/2004                            10,000            9,987
    1.09%, due 02/23/2004                             7,000            6,989
    1.08%, due 03/15/2004                             4,000            3,991
  Toyota Motor Credit Corporation-144A
    1.03%, due 01/06/2004                             6,000            5,999
    1.06%, due 01/08/2004                             9,500            9,498
    1.06%, due 01/20/2004                             2,500            2,499
    1.07%, due 03/03/2004                             4,000            3,993
    1.06%, due 03/19/2004                             6,300            6,286


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Transamerica Money Market 1

Transamerica Money Market

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                            Principal         Value
                                         --------------   ------------
Petroleum Refining (4.3%)
  BP America Inc.
    1.05%, due 03/09/2004                  $    9,350      $   9,331
  BP Capital Markets PLC
    1.04%, due 03/02/2004                       3,600          3,594
    1.07%, due 03/02/2004                       5,000          4,991
    1.03%, due 03/26/2004                       7,925          7,906
Pharmaceuticals (5.3%)
  Pfizer Inc.-144A
    1.03%, due 01/05/2004                       9,000          8,999
    1.04%, due 01/06/2004                       3,875          3,874
    1.04%, due 01/08/2004                       5,627          5,626
    1.02%, due 01/28/2004                       8,000          7,994
    1.03%, due 02/02/2004                       5,600          5,595
Printing & Publishing (2.6%)
  Gannett Co., Inc.-144A
    1.02%, due 01/12/2004                       5,350          5,348
    1.03%, due 01/29/2004                      10,600         10,592
Public Administration (6.0%)
  Canadian Wheat Board
    1.03%, due 01/15/2004                       7,500          7,497
  Province of Quebec
    1.05%, due 01/23/2004                       7,157          7,152
    1.11%, due 03/29/2004                      11,700         11,668
    1.14%, due 06/08/2004                      10,000          9,950
Security & Commodity Brokers (3.4%)
  Goldman Sachs Group, Inc. (The)
    1.04%, due 01/05/2004                         500            500
    1.14%, due 05/24/2004                       6,600          6,570
    1.14%, due 05/25/2004                       8,950          8,909
    1.17%, due 05/28/2004                       4,700          4,677
                                                           ---------
Total Commercial Paper (cost: $529,637)                      529,637
                                                           ---------


                                            Principal         Value
                                         --------------   ------------
SHORT-TERM OBLIGATIONS (2.2%)
Security & Commodity Brokers (2.2%)
  Goldman Sachs Group, Inc. (The) (a)
    1.35%, due 01/09/2004                  $   13,350      $  13,351
                                                           ---------
Total Short-Term Obligations (cost: $13,351)
                                                              13,351
                                                           ---------
CERTIFICATES OF DEPOSITS (8.2%)
  Canadian Imperial Bank of Commerce
    1.09%, due 02/09/2004                       8,000          8,000
    1.09%, due 02/10/2004                       8,500          8,500
    1.08%, due 03/01/2004                       8,000          8,000
    1.10%, due 04/01/2004                       4,000          4,000
  Wells Fargo & Company
    1.04%, due 02/20/2004                       9,600          9,600
  Wells Fargo Bank, NA
    1.07%, due 01/23/2004                       5,000          5,000
    1.05%, due 02/27/2004                       6,400          6,400
                                                           ---------
Total Certificates of Deposits (cost: $49,500)
                                                              49,500
                                                           ---------
Total Investment Securities (cost: $604,175)
                                                           $ 604,175
                                                           =========

SUMMARY:
  Investments, at value                         100.0%     $ 604,175
  Other assets in excess of liabilities           0.0%           (72)
                                                -----      ---------
  Net assets                                    100.0%     $ 604,103
                                                =====      =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Floating or variable rate note. Rate is listed as of December 31, 2003.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $202,734 or 33.56% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Money Market 2

Transamerica Money Market

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $604,175)   $604,175
  Cash                                                    107
  Receivables:
     Interest                                              84
                                                     ---------
                                                      604,366
                                                     ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                         210
     Distribution fees                                     19
     Dividends to shareholders                             10
  Other                                                    24
                                                     ---------
                                                          263
                                                     ---------
Net Assets                                           $604,103
                                                     =========
Net Assets Consist of:
  Capital stock, 2,500,000 shares authorized
     ($.01 par value)                                $  6,041
  Additional paid-in capital                          598,062
                                                     ---------
Net Assets                                           $604,103
                                                     =========
Shares Outstanding:
  Initial Class                                       597,512
  Service Class                                         6,591
Net Asset Value and Offering Price Per Share:
  Initial Class                                      $   1.00
  Service Class                                          1.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                         $ 9,155
                                                   -------
Expenses:
  Management and advisory fees                       2,761
  Transfer agent fees                                    2
  Printing and shareholder reports                      59
  Custody fees                                          75
  Administration fees                                   20
  Legal fees                                            10
  Auditing and accounting fees                          15
  Directors fees                                        30
  Other                                                 17
  Service fees:
     Service Class                                      19
                                                   -------
  Total Expenses                                     3,008
                                                   -------
Net Investment Income (Loss)                         6,147
                                                   -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                  $ 6,147
                                                   =======


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Money Market 3

Transamerica Money Market

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $     6,147      $   7,464
                                                    ------------      ---------
                                                          6,147          7,464
                                                    ------------      ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                       (6,112)        (7,464)
     Service Class                                          (35)             -
                                                    ------------      ---------
                                                         (6,147)        (7,464)
                                                    ------------      ---------
  From net realized gains:
     Initial Class                                            -              -
     Service Class                                            -              -
                                                    ------------      ---------
                                                              -              -
                                                    ------------      ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    1,170,506        956,417
     Service Class                                       93,866              -
                                                    ------------      ---------
                                                      1,264,372        956,417
                                                    ------------      ---------
  Proceeds from fund acquisition:
     Initial Class                                      409,429         25,864
     Service Class                                            -              -
                                                    ------------      ---------
                                                        409,429         25,864
                                                    ------------      ---------
  Dividends and distributions reinvested:
     Initial Class                                        6,112          7,464
     Service Class                                           35              -
                                                    ------------      ---------
                                                          6,147          7,464
                                                    ------------      ---------
  Cost of shares redeemed:
     Initial Class                                   (1,572,597)       (872,995)
     Service Class                                      (87,309)              -
                                                    ------------      ---------
                                                     (1,659,906)       (872,995)
                                                    ------------      ---------
                                                         20,042         116,750
                                                    ------------      ---------
Net increase (decrease) in net assets                    20,042         116,750
                                                    ------------      ---------
Net Assets:
  Beginning of year                                     584,061         467,311
                                                    ------------      ---------
  End of year                                       $   604,103       $ 584,061
                                                    ============      =========
Undistributed Net Investment Income
  (Loss)                                            $         -       $       -
                                                    ============      =========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                  1,170,506          956,417
     Service Class                                     93,866                -
                                                   ------------      ---------
                                                    1,264,372          956,417
                                                   ------------      ---------
  Shares issued-on fund acquisition:
     Initial Class                                    409,429           25,864
     Service Class                                          -                -
                                                   ------------      ---------
                                                      409,429           25,864
                                                   ------------      ---------
  Shares issued-reinvested from distributions:
     Initial Class                                      6,112            7,464
     Service Class                                         35                -
                                                   ------------      ---------
                                                        6,147            7,464
                                                   ------------      ---------
  Shares redeemed:
     Initial Class                                 (1,572,597)        (872,995)
     Service Class                                    (87,309)               -
                                                   ------------      ---------
                                                   (1,659,906)        (872,995)
                                                   ------------      ---------
Net increase (decrease) in shares
  outstanding                                          20,042          116,750
                                                   ============      =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Money Market 4

Transamerica Money Market

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   1.00       $  0.01            $ -         $  0.01
                12/31/2002        1.00          0.01              -            0.01
                12/31/2001        1.00          0.04              -            0.04
                12/31/2000        1.00          0.06              -            0.06
                12/31/1999        1.00          0.05              -            0.05
--------------- ----------    --------       -------            ---         -------
Service Class   12/31/2003        1.00             -              -               -
--------------- ----------    --------       -------            ---         -------

                For a share outstanding throughout each period (a)
                --------------------------------------------------
                             Distributions
                ---------------------------------------
                                                         Net Asset
                  From Net    From Net                    Value,
                 Investment   Realized       Total          End
                   Income       Gains    Distributions   of Period
                ------------ ---------- --------------- ----------
Initial Class     $  (0.01)      $ -       $  (0.01)     $   1.00
                     (0.01)        -          (0.01)         1.00
                     (0.04)        -          (0.04)         1.00
                     (0.06)        -          (0.06)         1.00
                     (0.05)        -          (0.05)         1.00
---------------   --------       ---       --------      --------
Service Class            -         -              -          1.00
---------------   --------       ---       --------      --------

                                                                 Ratios/Supplemental Data
                                                 ---------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)        Income (Loss)
                   Period           Total            Period      -----------------------      to Average
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)
                ------------   ---------------   -------------   ---------   -----------   ---------------
Initial Class   12/31/2003           0.81%         $ 597,512        0.38%        0.38%           0.78%
                12/31/2002           1.44            584,061        0.41         0.41            1.42
                12/31/2001           4.01            467,311        0.44         0.44            3.70
                12/31/2000           6.15            319,945        0.44         0.44            5.97
                12/31/1999           4.63            429,811        0.44         0.44            4.81
--------------- ----------           ----          ---------        ----         ----            ----
Service Class   12/31/2003           0.30              6,591        0.64         0.64            0.44
--------------- ----------           ----          ---------        ----         ----            ----

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-October 2, 1986
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Money Market 5

Transamerica Money Market

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Money Market ("the Fund"), part of ATSF, began operations on October 2, 1986.

On May 1, 2002, the Fund acquired all the net assets of Money Market Portfolio from the Transamerica Variable Insurance Fund, Inc. pursuant to a plan of reorganization approved by shareholders of Money Market Portfolio on April 17, 2002. The acquisition was accomplished by a tax-free exchange of 25,864 shares of the Fund for the 25,864 shares of Money Market Portfolio outstanding on April 30, 2002. Money Market Portfolio's net assets at that date, $25,864, were combined with those of the Fund, resulting in combined net assets of $457,787.

On May 1, 2003, the Fund acquired all the net assets of Van Kampen Money Market pursuant to a plan of reorganization approved by shareholders of Van Kampen Money Market on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 409,429 shares of the Fund for the 409,429 shares of Van Kampen Money Market outstanding on April 30, 2003. Van Kampen Money Market's net assets at that date $409,429 were combined with those of the Fund, resulting in combined net assets of $1,017,937.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e.: through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $ 21,010            3%
Asset Allocation-Moderate Portfolio            41,880            7%
Asset Allocation-Moderate Growth Portfolio          1            0%
Select+ Aggressive                                 20            0%
Select+ Conservative                              170            0%
Select+ Growth & Income                           228            0%
                                                                 -
                                                                10%
                                                                ==


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Money Market 6

Transamerica Money Market

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.35% of ANA

ATFA voluntarily waived its advisory fee and reimbursed the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit of 0.70% through April 30, 2003. Subsequent to May 1, 2003, the operating expense limit was reduced to 0.57%. The combined expense limit for the year ended December 31, 2003, was 0.61%.

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $21. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 7,464
       Long-term capital gains              -
     2003 Distributions paid from:
       Ordinary income                  6,147
       Long-term capital gains              -

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 604,175
                                                    =========
     Unrealized Appreciation                        $       -
     Unrealized (Depreciation)                              -
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $       -
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Money Market 7

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Transamerica Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Money Market (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Money Market 8

Transamerica Value Balanced

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
The twelve months ended December 31, 2003, were a positive period for U.S. securities markets. After a rough start to the year, the equity market began a long advance. While the rally was broad based, cyclical and economically sensitive areas (e.g. construction, metals and automotive) and various technology- or Internet-related industries (e.g., electronics) fared best.

Fixed-income markets performed exceptionally well in the first half of the year and lagged in the second half, in response to economic data suggesting that interest rates may rise.

PERFORMANCE
For the year ended December 31, 2003, Transamerica Value Balanced returned 20.16%. By comparison, its primary benchmark, the Russell 1000 Value Index and its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index returned 30.03% and 4.31%, respectively.

STRATEGY REVIEW
The economic recovery, although strong, was gradual in its effects on employment, profitability and business activity in 2003. We chose to wait patiently for some concrete confirmation of an expanding U.S. economy and improving corporate profitability before considering any change in our portfolio posture. Throughout the year, we maintained a neutral asset allocation of approximately 60% equities and 40% bonds and cash. Likewise, we positioned the equity portfolio somewhat defensively, overweighting healthcare, and financial holdings and underweighting economically sensitive areas like industrials and technology. Given the combination of a neutral asset allocation and a defensive equity position, we should have underperformed the benchmark overall and the equity markets specifically. Instead, our patience with undervalued companies that have strong franchises, decent balance sheets, and above-average dividend yields paid off handsomely.

Making the largest contribution to performance was FleetBoston Financial Corporation ("FleetBoston"), a prime example of our approach to investing. We seek to invest early and, we hope, at reasonable cost in companies the market perceives as troubled or problematic. In FleetBoston's case, we began buying several years ago when the stock sold at a deep discount due to concerns over FleetBoston's restructuring efforts. Looking past the immediate issues, we saw a solid franchise, a management focused on rebuilding shareholder value and making what we viewed as sound decisions to divest underperforming subsidiaries and reduce risk in its foreign loan portfolio, albeit slowly. Further, FleetBoston had significant cash flow, and the stock paid an attractive dividend. Buying on price declines, we built a large position at a relatively low cost basis. Our foresight and patience were rewarded when Bank of America Corporation agreed in November 2003 to purchase FleetBoston at a price significantly above our cost.

Shares of another bank holding, Washington Mutual, Inc., rose also, reflecting the company's well executed retail-oriented business plan.

Likewise, our perseverance with food products company Altria Group, Inc. paid off this year.

More recent purchases in the pharmaceutical industry, Schering-Plough Corporation and Merck & Co., Inc., are now testing our patience and foresight as their contribution has not yet proven productive. It appears we have initiated these positions a little early in the process of setting the companies right. Both negatively impacted returns in 2003. Despite negative news about expiring patents and thin pipelines of new medicines, we plan to maintain our exposure. Both companies have strong franchises, our cost bases are low, and we are collecting attractive dividends.

As for the portfolio's fixed-income portfolio, we shortened its duration (i.e., its sensitivity to interest rate movements) during the year, in anticipation of a stronger economy and, eventually, higher interest rates. The shorter duration helped to limit price depreciation when Treasury yields rose in the second half of the year. Throughout the year, we overweighted corporate bonds. Within that sector, we initially emphasized beaten-down industries leveraged to an improving economy (e.g., telecommunications and utilities) and later shifted our focus to more cyclical industries (e.g., basic-materials providers). This approach worked well; corporate bonds outperformed Treasuries, and our chosen industries outpaced the corporate sector in general.

/s/ John C. Riazzi
John C. Riazzi

/s/ Heidi T. Hu
Heidi T. Hu

/s/ Gary U. Rolle
Gary U. Rolle
Co-Portfolio Managers
Transamerica Investment Management, LLC


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 1

Transamerica Value Balanced

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 1/3/95 through 12/31/03

                      Initial Class       Russell 1000 Value             LBIGC

  1/3/95                $10,000                 $10,000                $10,000
 3/31/95                 10,441                  10,952                 10,439
 6/30/95                 11,022                  11,932                 10,960
 9/30/95                 11,394                  12,975                 11,142
12/31/95                 12,009                  13,836                 11,533
 3/31/96                 12,477                  14,619                 11,437
 6/30/96                 12,587                  14,871                 11,509
 9/30/96                 12,871                  15,303                 11,713
12/31/96                 13,741                  16,830                 12,000
 3/31/97                 13,679                  17,261                 11,986
 6/30/97                 14,914                  19,806                 12,340
 9/30/97                 15,994                  21,778                 12,673
12/31/97                 16,020                  22,751                 12,944
 3/31/98                 17,317                  25,404                 13,146
 6/30/98                 17,164                  25,517                 13,394
 9/30/98                 16,133                  22,561                 13,995
12/31/98                 17,354                  26,307                 14,037
 3/31/99                 17,071                  26,684                 14,010
 6/30/99                 17,586                  29,693                 13,955
 9/30/99                 16,203                  26,784                 14,083
12/31/99                 16,375                  28,240                 14,091
 3/31/00                 16,890                  28,375                 14,302
 6/30/00                 16,581                  27,045                 14,544
 9/30/00                 17,928                  29,172                 14,963
12/31/00                 19,249                  30,221                 15,516
 3/31/01                 19,498                  28,451                 16,042
 6/30/01                 20,313                  29,840                 16,150
 9/30/01                 18,614                  26,572                 16,893
12/31/01                 19,665                  28,532                 16,907
 3/31/02                 19,443                  29,699                 16,869
 6/30/02                 17,504                  27,169                 17,469
 9/30/02                 15,262                  22,069                 18,260
12/31/02                 16,947                  24,103                 18,570
 3/31/03                 16,628                  22,930                 18,850
 6/30/03                 18,632                  26,891                 19,363
 9/30/03                 18,789                  27,446                 19,359
12/31/03                $20,364                 $31,341                $19,370

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                      From       Inception
                           1 year      5 years     Inception       Date
                        -----------   ---------   -----------   ----------
Initial Class               20.16%       3.25%        8.23%       1/3/95
Russell 1000 Value(1)       30.03%       3.56%       13.53%       1/3/95
LBIGC(1)                     4.31%       6.65%        7.62%       1/3/95
------                      -----        ----        -----        ------
Service Class                   -           -        15.40%       5/1/03
---------------------       -----        ----        -----        ------

NOTES

(1) The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 2

Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                           Principal              Value
                                     ---------------------   ---------------
U.S. GOVERNMENT OBLIGATIONS (4.5%)
  U.S. Treasury Bond (b)(d)
    5.38%, due 02/15/2031                  $    5,700        $   5,943
  U.S. Treasury Note
    3.88%, due 02/15/2013 (b)(d)                1,000              979
    3.63%, due 05/15/2013 (b)(d)                3,580            3,441
    4.25%, due 08/15/2013 (d)                     800              801
                                                             ---------
Total U.S. Government Obligations (cost: $11,296)               11,164
                                                             ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (11.0%)
  Fannie Mae-Conventional Pool
    5.00%, due 05/01/2018                       1,993            2,035
    5.00%, due 06/01/2018                       1,954            1,996
    6.00%, due 11/01/2032                       1,571            1,625
    6.00%, due 11/01/2032                       1,587            1,641
    6.00%, due 01/01/2033                         841              869
    6.00%, due 02/01/2033                       1,772            1,833
    6.00%, due 05/01/2033                       1,568            1,622
    6.00%, due 05/01/2033                       1,628            1,683
    6.00%, due 10/01/2033                       2,058            2,129
  Fannie Mae-Gold Pool
    5.00%, due 04/01/2018                       3,606            3,678
  Freddie Mac-Gold Pool
    7.00%, due 10/01/2028                       1,665            1,764
    6.50%, due 04/01/2029                       1,710            1,792
    6.00%, due 09/01/2033                       2,601            2,689
  Ginnie Mae-FHA/VA Pool
    6.50%, due 10/15/2027                       1,922            2,033
                                                             ---------
Total U.S. Government Agency Obligations (cost: $27,214)        27,389
                                                             ---------
CORPORATE DEBT SECURITIES (20.9%)
Amusement & Recreation Services (1.6%)
  Disney (Walt) Company (The)
    4.88%, due 07/02/2004                       2,000            2,035
    5.62%, due 12/01/2008                       1,000            1,051
  MGM MIRAGE
    6.00%, due 10/01/2009                       1,000            1,028
Automotive (1.3%)
  General Motors Corporation
    7.70%, due 04/15/2016                       1,000            1,115
  Honeywell International Inc.
    6.88%, due 10/03/2005                       2,000            2,173
Beverages (0.9%)
  Bottling Group, LLC
    2.45%, due 10/16/2006                       2,000            1,991
  Cia Brasileira de Bebidas-144A
    8.75%, due 09/15/2013                         250              265
Business Credit Institutions (1.9%)
  Deere (John) Capital Corporation
    3.90%, due 01/15/2008                       2,000            2,033

                                           Principal              Value
                                     ---------------------   ---------------
Business Credit Institutions (continued)
  eircom Funding
    8.25%, due 08/15/2013                  $      500        $     554
  Ford Motor Credit Company
    6.70%, due 07/16/2004                       2,000            2,051
Business Services (0.4%)
  International Lease Finance Corporation
    5.63%, due 06/01/2007                       1,000            1,077
Chemicals & Allied Products (2.0%)
  Dow Chemical Company (The)
    5.25%, due 05/14/2004                       3,000            3,032
  ICI Wilmington Inc.
    5.63%, due 12/01/2013                       1,100            1,105
  Nalco Company-144A
    7.75%, due 11/15/2011                         500              535
Commercial Banks (2.6%)
  Abbey National PLC
    7.35%, due 10/29/2049                       2,000            2,207
  Bank One Corporation
    6.88%, due 08/01/2006                       1,000            1,106
  CS First Boston-144A (f)
    7.90%, due 05/01/2007                       2,000            2,234
  Wells Fargo & Company
    6.25%, due 04/15/2008                         530              591
Communication (0.6%)
  Echostar DBS Corporation-144A
    5.75%, due 10/01/2008                         550              556
  Liberty Media Corporation
    5.70%, due 05/15/2013                       1,000            1,011
Electric Services (0.4%)
  FirstEnergy Corp.
    6.45%, due 11/15/2011                       1,000            1,036
Food & Kindred Products (0.4%)
  Sara Lee Corporation
    6.95%, due 10/09/2006                       1,000            1,110
Health Services (0.5%)
  HCA Inc.
    7.13%, due 06/01/2006                       1,250            1,354
Holding & Other Investment Offices (0.9%)
  EOP Operating Limited Partnership
    8.38%, due 03/15/2006                       2,000            2,239
Hotels & Other Lodging Places (0.2%)
  Park Place Entertainment Corporation
    7.00%, due 04/15/2013                         450              480
Insurance (1.9%)
  St. Paul Companies, Inc. (The)
    5.75%, due 03/15/2007                       2,000            2,161


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Value Balanced 3

Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                     Principal        Value
                                                    -----------   ------------
Insurance (continued)
  WellPoint Health Networks Inc.
    6.38%, due 06/15/2006                           $ 2,400       $   2,617
Insurance Agents, Brokers & Service (0.4%)
  Hartford Financial Services Group, Inc.
    (The)-144A
    4.63%, due 07/15/2013                             1,000             962
Motion Pictures (1.3%)
  News Corporation Limited (The)
    7.75%, due 12/01/2045                             1,700           2,010
  Time Warner Inc.
    9.13%, due 01/15/2013                             1,000           1,270
Personal Credit Institutions (0.9%)
  General Motors Acceptance Corporation
    6.75%, due 01/15/2006                             2,000           2,147
  Household Finance Corporation
    6.00%, due 05/01/2004                               150             152
Primary Metal Industries (0.4%)
  Noranda Inc.
    6.00%, due 10/15/2015                             1,100           1,122
Restaurants (0.5%)
  YUM! Brands, Inc.
    7.70%, due 07/01/2012                             1,000           1,151
Security & Commodity Brokers (0.5%)
  Lehman Brothers Holdings Inc.
    7.88%, due 08/15/2010                             1,000           1,198
Telecommunications (1.1%)
  Millicom International Cellular-Series 144A
  10.00%, due 12/01/2013                                500             528
  Sprint Capital Corporation
    7.90%, due 03/15/2005                             2,125           2,264
Transportation Equipment (0.2%)
  Bombardier Recreational Products-144A
    8.38%, due 12/15/2013                               500             523
                                                                  ---------
Total Corporate Debt Securities (cost: $50,183)                      52,074
                                                                  ---------



                                                      Shares               Value
                                               --------------------   ---------------
COMMON STOCKS (57.8%)
Air Transportation (0.7%)
  FedEx Corporation (d)                                25,400         $   1,715
Amusement & Recreation Services (2.7%)
  Disney (Walt) Company (The)                         286,100             6,675
Chemicals & Allied Products (2.0%)
  du Pont (E.I.) de Nemours and Company               110,000             5,048
Commercial Banks (9.7%)
  Bank of America Corporation                          40,000             3,217
  BB&T Corporation (b)                                 46,000             1,777


                                                      Shares               Value
                                               --------------------   ---------------
Commercial Banks (continued)
  FleetBoston Financial Corporation (b)(d)            388,840         $  16,973
  Wells Fargo & Company (d)                            42,000             2,473
Communication (2.8%)
  Cox Communications, Inc.-Class A (a)(b)             200,000             6,890
Computer & Data Processing Services (0.8%)
  Microsoft Corporation                                68,000             1,873
Drug Stores & Proprietary Stores (0.2%)
  Medco Health Solutions, Inc. (a)                     16,160               549
Electronic & Other Electric Equipment (0.9%)
  Cooper Industries, Inc.-Class A                      40,000             2,317
Electronic Components & Accessories (2.6%)
  Intel Corporation (d)                               200,000             6,440
Food & Kindred Products (3.3%)
  Altria Group, Inc. (b)                              125,000             6,803
  Sara Lee Corporation                                 60,700             1,318
Insurance (1.3%)
  St. Paul Companies, Inc. (The) (b)(d)                80,000             3,172
  Travelers Property Casualty Corp.-Class A               507                 9
  Travelers Property Casualty Corp.-Class B             1,089                18
Life Insurance (1.2%)
  John Hancock Financial Services, Inc. (d)            80,000             3,000
Lumber & Wood Products (1.1%)
  Louisiana-Pacific Corporation (a)(b)(d)             160,000             2,861
Motion Pictures (0.3%)
  Time Warner Inc. (a)                                 40,000               720
Oil & Gas Extraction (0.4%)
  Schlumberger Limited                                 20,000             1,094
Petroleum Refining (1.2%)
  ChevronTexaco Corporation                            16,000             1,382
  Exxon Mobil Corporation                              37,000             1,517
Pharmaceuticals (7.0%)
  Bristol-Myers Squibb Co. (d)                        230,000             6,578
  Merck & Co., Inc. (d)                               134,000             6,191
  Schering-Plough Corporation                         287,420             4,998
Savings Institutions (5.2%)
  Washington Mutual, Inc. (d)                         321,000            12,879
Security & Commodity Brokers (3.8%)
  Raymond James Financial, Inc. (d)                   140,350             5,291
  T. Rowe Price Group, Inc. (d)                        89,200             4,229
Telecommunications (5.5%)
  ALLTEL Corporation                                   77,000             3,587
  Sprint Corporation (FON Group)                      541,080             8,885
  Verizon Communications, Inc. (d)                     38,000             1,333


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Transamerica Value Balanced 4

Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                            Shares               Value
                                                    ---------------------   ---------------
U.S. Government Agencies (5.1%)
  Fannie Mae                                                 170,000        $  12,760
                                                                            ---------
Total Common Stocks (cost: $132,458)                                          144,572
                                                                            ---------

                                                          Principal              Value
                                                    ---------------------   ---------------
SECURITY LENDING COLLATERAL (10.8%)
Debt (8.6%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                 $      127        $     127
  Fleet National Bank
    1.00%, due 01/21/2004                                        475              475
  National Bank of Commerce
    1.19%, due 04/21/2004                                        396              396
Commercial Paper (2.2%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                        237              237
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                        158              158
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                        237              237
    1.09%, due 01/13/2004                                        158              158
    1.08%, due 02/05/2004                                        316              316
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                        395              395
    1.09%, due 01/09/2004                                        237              237
    1.08%, due 01/16/2004                                        315              315
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                        395              395
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        395              395
    1.09%, due 02/06/2004                                        395              395
    1.10%, due 02/09/2004                                        231              231
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        395              395
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                        237              237
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        459              459
    1.08%, due 02/17/2004                                        790              790
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                        158              158
Euro Dollar Overnight (0.5%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        792              792
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         32               32
    1.08%, due 01/06/2004                                        301              301

                                                          Principal              Value
                                                    ---------------------   ---------------
Euro Dollar Terms (2.1%)
  Bank of Montreal
    1.06%, due 01/15/2004                                 $      155        $     155
    1.06%, due 02/17/2004                                        317              317
  Bank of Scotland
    1.06%, due 04/02/2004                                        237              237
  Citigroup Inc.
    1.10%, due 01/22/2004                                        237              237
    1.09%, due 02/06/2004                                        317              317
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                        158              158
  Den Danske Bank
    1.08%, due 01/20/2004                                        792              792
    1.02%, due 01/30/2004                                        396              396
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        792              792
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        475              475
    1.08%, due 01/15/2004                                        158              158
    1.08%, due 01/20/2004                                         79               79
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                         79               79
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        475              475
  Wells Fargo & Company
    1.04%, due 01/30/2004                                        633              633
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                        317              317
    1.14%, due 09/08/2004                                        475              475
  Morgan Stanley
    1.05%, due 06/21/2004                                        760              760
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        792              792
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                        237              237
Repurchase Agreements (2.4%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,853 on 01/02/2004                  1,853            1,853
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,518 on 01/02/2004                  2,518            2,518
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,504 on 01/02/2004                  1,504            1,504


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 5

Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                        Shares          Value
                                                     ------------   ------------
Investment Companies (2.2%)
Money Market Funds (2.2%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                               388,300      $     388
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                               948,064            948
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                             4,122,496          4,122
                                                                    ---------
Total Security Lending Collateral (cost: $26,845)                      26,845
                                                                    ---------
Total Investment Securities (cost: $247,996)                        $ 262,044
                                                                    =========


                                            Contracts (e)         Value
                                           ---------------   --------------
WRITTEN OPTIONS (-1.2%)
Covered Call Options (-0.7%)
  American International Group, Inc.
    Call Strike $70.00,
    Expires 01/17/2004                         350             $       (5)
  Cox Communications Inc-Class A
    Call Strike $40.00,
    Expires 01/17/2004                         400                     (2)
  FedEx Corporation
    Call Strike $60.00,
    Expires 01/17/2004                         104                    (80)
  FleetBoston Financial Corporation
    Call Strike $45.00,
    Expires 01/22/2005                       3,800                   (969)
  Intel Corporation
    Call Strike $30.00,
    Expires 01/17/2004                         325                    (74)
  Intel Corporation
    Call Strike $40.00,
    Expires 07/17/2004                       1,000                    (65)
  John Hancock Financial Services, Inc.
    Call Strike $40.00,
    Expires 01/17/2004                         350                     (4)
  John Hancock Financial Services, Inc.
    Call Strike $40.00,
    Expires 06/19/2004                         272                    (22)
  Louisiana-Pacific Corporation
    Call Stike $20.00,
    Expires 05/22/2004                         400                    (31)
  Merck & Co., Inc.
    Call Strike $75.00,
    Expires 01/17/2004                         350                     (2)
  Raymond James Financial, Inc.
    Call Strike $40.00,
    Expires 02/21/2004                         653                    (37)
  Raymond James Financial, Inc.
    Call Strike $40.00,
    Expires 05/22/2004                         100                    (16)

                                            Contracts (e)         Value
                                           ---------------   --------------
Covered Call Options (continued)
  St. Paul Companies, Inc. (The)
    Call Strike $40.00,
    Expires 04/19/2003                       200               $    (31)
  St. Paul Companies, Inc. (The)
    Call Strike $40.00,
    Expires 04/17/2004                       150                    (23)
  T. Rowe Price Group, Inc.
    Call Strike $40.00,
    Expires 01/17/2004                       192                   (142)
  T. Rowe Price Group, Inc.
    Call Strike $40.00,
    Expires 04/17/2004                       500                   (200)
  Verizon Communications, Inc.
    Call Strike $50.00,
    Expires 01/17/2004                       380                     (2)
  Washington Mutual, Inc.
    Call Strike $45.00,
    Expires 01/17/2004                       310                     (1)
  Wells Fargo & Company
    Call Strike $60.00,
    Expires 07/17/2004                       210                    (41)
Put Options (-0.5%)
  ALLTEL Corporation
    Put Strike $40.00,
    Expires 01/17/2004                       650                     (3)
  Altria Group, Inc.
    Put Strike $30.00,
    Expires 01/22/2005                       900                    (40)
  Bank of America Corporation
    Put Strike $65.00,
    Expires 01/22/2005                       200                    (37)
  Bank of America Corporation
    Put Strike $65.00,
    Expires 05/22/2004                       800                    (28)
  Bristol-Myers Squibb Co.
    Put Strike $22.50,
    Expires 03/20/2004                       710                     (7)
  ChevronTexaco Corporation
    Put Strike $60.00,
    Expires 01/22/2005                       160                     (8)
  ChevronTexaco Corporation
    Put Strike $75.00,
    Expires 06/19/2004                       120                    (10)
  Disney (Walt) Company (The)
    Put Strike $15.00,
    Expires 01/17/2004                     1,000                     (5)
  Dominion Resources, Inc.
    Put Strike $50.00,
    Expires 01/22/2005                       635                    (62)


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Transamerica Value Balanced 6

Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                               Contracts (e)          Value
                                            ------------------   ---------------
Put Options (continued)
  du Pont (E.I.) de Nemours and Company
    Put Strike $35.00,
    Expires 01/22/2005                           300              $      (24)
  Duke Energy Corporation
    Put Strike $12.50,
    Expires 01/17/2004                         2,600                     (13)
  Duke Energy Corporation
    Put Strike $17.50,
    Expires 04/17/2004                         1,000                     (32)
  Exxon Mobil Corporation
    Put Strike $35.00,
    Expires 04/17/2004                           370                      (5)
  Fannie Mae
    Put Strike $70.00,
    Expires 01/17/2004                           500                     (11)
  Fannie Mae
    Put Strike $60.00,
    Expires 01/22/2005                           250                     (52)
  FleetBoston Financial Corporation
    Put Strike $20.00,
    Expires 01/17/2004                         1,100                      (6)
  Heinz (H.J.) Company
    Put Strike $40.00,
    Expires 01/17/2004                           800                     (20)
  Kimberly-Clark Corporation
    Put Strike $45.00,
    Expires 01/22/2005                           800                     (48)
  Merck & Co., Inc.
    Put Strike $40.00,
    Expires 04/17/2004                           600                     (21)
  Merck & Co., Inc.
    Put Strike $45.00,
    Expires 04/17/2004                           300                     (49)
  Microsoft Corporation
    Put Strike $22.50,
    Expires 01/17/2004                         1,200                      (6)
  Microsoft Corporation
    Put Strike $25.00,
    Expires 04/17/2004                           820                     (41)
  Microsoft Corporation
    Put Strike $25.00,
    Expires 07/17/2004                            50                      (4)
  Microsoft Corporation
    Put Strike $15.00,
    Expires 01/22/2005                           600                      (6)
  Plum Creek Timber Company, Inc.
    Put Strike $22.50,
    Expires 05/22/2004                           700                     (17)

                                               Contracts (e)          Value
                                            ------------------   ---------------
Put Options (continued)
  Sara Lee Corporation
    Put Strike $20.00,
    Expires 07/17/2004                            40                $     (3)
  Sara Lee Corporation
    Put Strike $15.00,
    Expires 01/22/2005                         1,865                     (93)
  Schering-Plough Corporation
    Put Strike $20.00,
    Expires 01/17/2004                           575                    (151)
  Schering-Plough Corporation
    Put Strike $12.50,
    Expires 05/22/2004                           350                      (4)
  Schlumberger Limited
    Put Strike $40.00,
    Expires 01/17/2004                           801                      (4)
  Schlumberger Limited
    Put Strike $45.00,
    Expires 02/21/2004                           800                     (12)
  Sprint Corporation (FON Group)
    Put Strike $15.00,
    Expires 01/17/2004                         1,300                     (20)
  Time Warner Inc.
    Put Strike $7.50,
    Expires 01/17/2004                         2,000                     (10)
  Time Warner Inc.
    Put Strike $10.00,
    Expires 01/17/2004                         1,400                      (7)
  Time Warner Inc.
    Put Strike $12.50,
    Expires 01/22/2005                           740                     (20)
  Union Pacific Corporation
    Put Strike $60.00,
    Expires 02/21/2004                           675                      (7)
  Verizon Communications, Inc.
    Put Strike $40.00,
    Expires 01/17/2004                           400                    (212)
  Wilmington Trust Corporation
    Put Strike $30.00,
    Expires 05/22/2004                         1,700                     (38)
  Wilmington Trust Corporation
    Put Strike $32.50,
    Expires 05/22/2004                           300                     (16)
                                                                    ----------
Total Written Options (premium: $7,250)
                                                                      (2,899)
                                                                    ----------
SUMMARY:
  Investments, at value                        105.0 %              $262,044
  Written options                               (1.2)%                (2,899)
  Liabilities in excess of other assets         (3.8)%                (9,499)
                                             ---------              ----------
  Net assets                                   100.0 %              $249,646
                                             =========              ==========



The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 7

Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $26,008.
(c) Cash collateral for the Repurchase Agreements, valued at $5,991, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at December 31, 2003, is $50,160.
(e)  Contract Amounts are not in thousands.
(f) Securities are stepbonds. CS First Boston-144A, has a coupon rate 7.90% until 05/01/2007, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury rate + 200BP, if not called.

DEFINITIONS:
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $7,867 or 3.15% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 8

Transamerica Value Balanced

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $247,996)
     (including $26,008 of securities loaned)                $262,044
  Cash                                                         15,892
  Receivables:
     Interest                                                   1,102
     Dividends                                                    533
  Other                                                            26
                                                             ---------
                                                              279,597
                                                             ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 167
  Payable for collateral for securities on loan                26,845
  Written options (premium: $7,250)                             2,899
  Other                                                            40
                                                             ---------
                                                               29,951
                                                             ---------
Net Assets                                                   $249,646
                                                             =========
Net Assets Consist of:
  Capital stock, 75,000 shares authorized ($.01 par value)   $    201
  Additional paid-in capital                                  254,357
  Undistributed net investment income (loss)                    6,374
  Accumulated net realized gain (loss) from investment
     securities and written option contracts                  (29,685)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                     14,048
     Written option contracts                                   4,351
                                                             ---------
Net Assets                                                   $249,646
                                                             =========
Shares Outstanding:
  Initial Class                                                20,077
  Service Class                                                    36
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  12.41
  Service Class                                                 12.74

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $  4,321
  Dividends                                              3,949
  Income from loaned securities-net                         67
                                                      --------
                                                         8,337
                                                      --------
Expenses:
  Management and advisory fees                           1,786
  Transfer agent fees                                        3
  Printing and shareholder reports                          82
  Custody fees                                              39
  Administration fees                                       25
  Legal fees                                                 3
  Auditing and accounting fees                              12
  Directors fees                                             9
  Other                                                      5
                                                      --------
  Total expenses                                         1,964
                                                      --------
Net Investment Income (Loss)                             6,373
                                                      --------
Net Realized Gain (Loss) from:
  Investment securities                                 (3,993)
  Written option contracts                               1,617
                                                      --------
                                                        (2,376)
                                                      --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                 34,321
  Written option contracts                               5,794
                                                      --------
                                                        40,115
                                                      --------
Net Gain (Loss) on Investment Securities and Option
  Contracts                                             37,739
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 44,112
                                                      ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 9

Transamerica Value Balanced

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $  6,373         $   7,283
  Net realized gain (loss) from
     investment securities and written
     option contracts                                   (2,376)          (26,860)
  Net unrealized appreciation
     (depreciation) on investment
     securities and written option
     contracts                                          40,115           (18,633)
                                                      ---------        ---------
                                                        44,112           (38,210)
                                                      ---------        ---------
Distribution to Shareholders:
  From net investment income:
     Initial Class                                      (7,249)           (6,370)
     Service Class                                           -                 -
                                                      ---------        ---------
                                                        (7,249)           (6,370)
                                                      ---------        ---------
  From net realized gains:
     Initial Class                                           -           (10,909)
     Service Class                                           -                 -
                                                      ---------        ---------
                                                             -           (10,909)
                                                      ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      16,535            29,492
     Service Class                                         437                 -
                                                      ---------        ---------
                                                        16,972            29,492
                                                      ---------        ---------
  Proceeds from fund acquisition:
     Initial Class                                           -            97,116
     Service Class                                           -                 -
                                                      ---------        ---------
                                                             -            97,116
                                                      ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                       7,249            17,279
     Service Class                                           -                 -
                                                      ---------        ---------
                                                         7,249            17,279
                                                      ---------        ---------
  Cost of shares redeemed:
     Initial Class                                     (58,895)          (76,294)
     Service Class                                          (2)                -
                                                      -----------      ---------
                                                       (58,897)          (76,294)
                                                      ----------       ---------
                                                       (34,676)           67,593
                                                      ----------       ---------
Net increase (decrease) in net assets                    2,187            12,104
                                                      ----------       ---------
Net Assets:
  Beginning of year                                    247,459           235,355
                                                      ----------       ---------
  End of year                                         $249,646         $ 247,459
                                                      ==========       =========
Undistributed Net Investment
  Income (Loss)                                       $  6,374         $   7,275
                                                      ==========       =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                       1,473             2,481
     Service Class                                          36                 -
                                                      ----------       ---------
                                                         1,509             2,481
                                                      ----------       ---------
  Shares issued-on fund acquisition:
     Initial Class                                           -             8,088
     Service Class                                           -                 -
                                                      ----------       ---------
                                                             -             8,088
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         650             1,681
     Service Class                                           -                 -
                                                      ----------       ---------
                                                           650             1,681
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                      (5,260)           (6,751)
     Service Class                                           -                 -
                                                      ----------       ---------
                                                        (5,260)           (6,751)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                           (3,101)            5,499
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 10

Transamerica Value Balanced

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   10.66     $   0.30         $   1.81       $   2.11
                12/31/2002        13.29         0.33            (2.20)         (1.87)
                12/31/2001        13.19         0.36            (0.07)          0.29
                12/31/2000        12.13         0.43             1.68           2.11
                12/31/1999        13.35         0.39            (1.14)         (0.75)
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        11.08         0.18             1.52           1.70
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.36)   $       -    $   (0.36)     $   12.41
                     (0.28)       (0.48)       (0.76)         10.66
                     (0.19)           -        (0.19)         13.29
                     (0.55)       (0.50)       (1.05)         13.19
                     (0.41)       (0.06)       (0.47)         12.13
---------------  ---------    ---------    ---------      ---------
Service Class        (0.04)           -        (0.04)         12.74
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           20.16%        $ 249,184        0.82%        0.82%            2.68%            53%
                12/31/2002          (13.82)          247,459        0.83         0.83             2.84            123
                12/31/2001            2.16           235,355        0.89         0.89             2.70             54
                12/31/2000           17.55           215,675        0.87         0.87             3.42             20
                12/31/1999           (5.64)          261,707        0.87         0.87             2.99             89
--------------- ----------          ------         ---------        ----         ----             ----            ---
Service Class   12/31/2003           15.40               462        1.09         1.09             2.26             53
--------------- ----------          ------         ---------        ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-January 3, 1995
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 11

Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Value Balanced ("the Fund"), part of ATSF, began operations on January 3, 1995.

The fund will acquire LKCM Strategic Total Return effective the close of business on April 30, 2004, subject to approval by Policyowners.

On April 26, 2002, the Fund acquired all the net assets of AEGON Balanced pursuant to a plan of reorganization approved by shareholders of AEGON Balanced on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 8,088 shares of the Fund for the 8,583 shares of AEGON Balanced outstanding on April 25, 2002. AEGON Balanced's net assets at that date ($103,815, including $6,699 of unrealized depreciation) were combined with those of the Fund, resulting in combined net assets of $331,767.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange in which they are traded.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $29 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 12

Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $7 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open option contracts at December 31, 2003, are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

                            Premium      Contracts*
                          -----------   -----------
Balance at 12/31/2002     $ 4,752       19,251
Sales                       5,691       36,536
Closing Buys                 (338)      (2,090)
Expirations                (1,486)      (7,987)
Exercised                  (1,370)      (5,553)
                          -------       ------
Balance at 12/31/2003     $ 7,250       40,157
                          =======       ======

*Contracts not in thousands

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.75% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 13

Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $8. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 58,227
  U.S. Government                                      63,160
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                 110,319
  U.S. Government                                      41,200

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                           $   -
     Undistributed net investment income (loss)             (25)
     Undistributed net realized capital gains (loss)         25

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 6,370
       Long-term capital gains         10,909
     2003 Distributions paid from:
       Ordinary income                  7,249
       Long-term capital gains              -


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 14

Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   6,374
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (29,685)
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  14,061
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
$    203       December 31, 2007
     277       December 31, 2008
  26,432       December 31, 2010
   2,773       December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 247,983
                                                    =========
     Unrealized Appreciation                        $  24,021
     Unrealized (Depreciation)                         (9,960)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  14,061
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 15

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Transamerica Value Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Value Balanced (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Transamerica Value Balanced 16

T. Rowe Price Equity Income

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

U.S. stocks bounced back from a three-year bear market in 2003, with several major indexes finishing the year at their highest levels in nearly two years. After a dismal first quarter blanketed by concern about a double-dip recession and pending war with Iraq, the market began to climb in late March in the midst of the war. A new round of tax cuts and a late-June reduction in the fed funds target rate encouraged investors that the economy would begin to improve. The rally accelerated as the year progressed, aided by stronger corporate earnings growth, mounting evidence of a self-sustaining economic recovery, and repeated assurances from Federal Reserve Board officials that short-term interest rates could remain low "for a considerable period" due to low inflation. Rising commodity prices were a boon for energy and various industrial and materials companies.

PERFORMANCE

For the year ended December 31, 2003, T. Rowe Price Equity Income returned 25.59%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 28.67%.

STRATEGY REVIEW

Small- and mid-cap shares outperformed large-caps by a substantial margin for the year. Though growth outperformed value substantially among small- and mid-caps, value edged out growth for the year among large-caps. Most S&P 500 sectors rose strongly, led by information technology, consumer discretionary, and materials. Consumer staples, telecommunications services, and health care gained more modestly.

The portfolio posted a strong gain for the year but lagged the broad S&P 500.

Overweighting the strong industrials sector added the most to relative results. Top contributors in the sector, and for the portfolio, included Cooper Industries, Ltd., which posted better-than-expected sales, and Rockwell Automation, Inc. and Honeywell International Inc., which were helped by a better outlook for defense spending and improved sentiment toward the aerospace industry.

In financials, portfolio performance was hurt by underweighting market-sensitive companies such as brokers and diversified financials. However, we added value with stock selection among banks. Top contributors in the group, and for the portfolio overall, included FleetBoston Financial Corporation, which surged after agreeing to be acquired by Bank of America Corporation ("BOA") at a significant premium, and BOA itself.

Continued concern about generic competition and limited product pipelines weighed on Merck & Co., Inc. and Schering-Plough Corporation, which detracted from results. We believe these pharmaceutical leaders have good business models and attractive valuations relative to the market, as well as strong and safe dividend yields.

Stock selection in consumer discretionary was negative. Eastman Kodak Company detracted for the year even after a strong rebound in the fourth quarter.

Telecommunication holdings Qwest Communications International Inc. and AT&T Corp. struggled throughout the year, hurting the portfolio's relative results.


/s/ Brian C. Rogers
Brian C. Rogers
Portfolio Manager
T. Rowe Price Associates, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 1

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 1/3/95 through 12/31/03

                        Initial Class                  S&P 500

   1/3/95                 $10,000                     $10,000
  3/31/95                  10,560                      10,973
  6/30/95                  11,230                      12,019
  9/30/95                  12,060                      12,973
 12/31/95                  13,050                      13,753
  3/31/96                  13,660                      14,491
  6/30/96                  14,069                      15,141
  9/30/96                  14,554                      15,609
 12/31/96                  15,644                      16,909
  3/31/97                  16,099                      17,363
  6/30/97                  17,909                      20,392
  9/30/97                  19,300                      21,919
 12/31/97                  20,068                      22,548
  3/31/98                  21,863                      25,691
  6/30/98                  21,268                      26,540
  9/30/98                  19,667                      23,905
 12/31/98                  21,835                      28,992
  3/31/99                  21,639                      30,436
  6/30/99                  24,527                      32,581
  9/30/99                  22,407                      30,549
 12/31/99                  22,593                      35,092
  3/31/00                  21,967                      35,895
  6/30/00                  21,890                      34,944
  9/30/00                  23,294                      34,606
 12/31/00                  25,374                      31,900
  3/31/01                  24,737                      28,120
  6/30/01                  26,125                      29,765
  9/30/01                  24,061                      25,398
 12/31/01                  25,924                      28,111
  3/31/02                  27,128                      28,189
  6/30/02                  25,022                      24,414
  9/30/02                  20,711                      20,199
 12/31/02                  22,603                      21,901
  3/31/03                  21,242                      21,210
  6/30/03                  24,791                      24,475
  9/30/03                  25,139                      25,122
 12/31/03                 $28,387                     $28,179


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                   From       Inception
                     1 year        5 years      Inception       Date
                  -----------   ------------   -----------   ----------
Initial Class         25.59%         5.39%         12.30%       1/3/95
S&P 500(1)            28.67%        (0.57)%        12.20%       1/3/95
---------------       -----         -----          -----        ------
Service Class             -             -          22.74%       5/1/03
---------------       -----         -----          -----        ------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 2

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                               Principal         Value
                              -----------   --------------
CONVERTIBLE BONDS (0.2%)
Communications Equipment (0.2%)
  Lucent Technologies Inc. (b)
    8.00%, due 08/01/2031     $ 1,965       $     2,105
                                            -----------
Total Convertible Bonds (cost: $1,491)            2,105
                                            -----------



                                                         Shares               Value
                                                  -------------------   -----------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
Automotive (0.1%)
  Ford Motor Company Capital Trust II                        16         $       894
                                                                        -----------
Total Convertible Preferred Stocks (cost: $800)                                 894
                                                                        -----------
COMMON STOCKS (96.3%)
Aerospace (1.0%)
  Boeing Company (The)                                  133,100               5,609
  Lockheed Martin Corporation                            96,000               4,934
Amusement & Recreation Services (1.2%)
  Disney (Walt) Company (The)                           545,500              12,727
Automotive (2.3%)
  Ford Motor Company (b)                                349,200               5,587
  Honeywell International Inc.                          559,100              18,691
Beverages (0.2%)
  Brown-Forman Corporation-Class B                       26,800               2,504
Business Services (0.4%)
  D&B (a)                                                93,150               4,724
Chemicals & Allied Products (4.2%)
  Clorox Company (The)                                  126,200               6,128
  Dow Chemical Company (The)                            269,500              11,202
  du Pont (E.I.) de Nemours and Company                 231,700              10,633
  Great Lakes Chemical Corporation (b)                  207,900               5,653
  Hercules Incorporated (a)                             356,500               4,349
  International Flavors & Fragrances Inc. (b)           180,500               6,303
Commercial Banks (9.0%)
  Bank of America Corporation                           115,600               9,298
  Bank One Corporation                                  331,282              15,103
  Citigroup Inc.                                        193,959               9,415
  FleetBoston Financial Corporation (b)                 369,758              16,140
  Mellon Financial Corporation                          311,780              10,011
  Mercantile Bankshares Corporation                     149,900               6,832
  Morgan Chase & Co. (J.P.)                             253,630               9,316
  National City Corporation                             159,900               5,427
  Northern Trust Corporation                            119,900               5,566
  Wells Fargo & Company                                  99,120               5,837
  Wilmington Trust Corporation                           72,100               2,596
Communication (1.6%)
  Comcast Corporation-Class A (a)                       292,938               9,629
  Viacom, Inc.-Class B                                  154,300               6,848

                                                         Shares               Value
                                                  -------------------   -----------------
Communications Equipment (2.5%)
  Lucent Technologies Inc. (a) (b)                      864,900         $     2,456
  Motorola, Inc.                                        598,000               8,414
  Nokia Oyj-ADR                                         342,400               5,821
  Rockwell Collins, Inc.                                331,900               9,967
Computer & Data Processing Services (0.8%)
  Microsoft Corporation                                 319,000               8,785
Computer & Office Equipment (1.2%)
  Hewlett-Packard Company                               531,585              12,211
Department Stores (0.8%)
  J.C. Penney Company, Inc. (b)                          58,300               1,532
  May Department Stores Company (The) (b)               229,250               6,664
Electric Services (3.3%)
  Constellation Energy Group, Inc.                      228,900               8,964
  Duke Energy Corporation                               555,600              11,361
  FirstEnergy Corp.                                     189,150               6,658
  TECO Energy, Inc. (b)                                  74,700               1,076
  TXU Corp.                                             313,000               7,424
Electric, Gas & Sanitary Services (0.8%)
  NiSource Inc.                                         368,500               8,085
Electronic & Other Electric Equipment (4.0%)
  Cooper Industries, Inc.-Class A                       266,507              15,439
  Emerson Electric Co.                                   87,000               5,633
  General Electric Company                              532,950              16,511
  Hubbell Incorporated-Class B                          107,100               4,723
Electronic Components & Accessories (0.7%)
  Agere Systems Inc. (a)                                520,465               1,587
  Texas Instruments Incorporated                        212,100               6,231
Environmental Services (1.0%)
  Waste Management, Inc.                                347,062              10,273
Fabricated Metal Products (1.7%)
  Fortune Brands, Inc.                                  149,900              10,716
  Gillette Company (The)                                196,700               7,225
Food & Kindred Products (3.5%)
  Altria Group, Inc.                                    131,000               7,129
  Campbell Soup Company (b)                             342,800               9,187
  ConAgra Foods, Inc.                                   152,800               4,032
  General Mills, Inc. (b)                               132,800               6,016
  McCormick & Company, Incorporated                      29,000                 873
  Unilever NV-CVA                                       151,700               9,919
Food Stores (0.1%)
  Winn-Dixie Stores, Inc. (b)                            78,100                 777
Gas Production & Distribution (0.3%)
  El Paso Corporation (b)                               347,300               2,844
Holding & Other Investment Offices (0.7%)
  Janus Capital Group, Inc.                             103,300               1,695
  Simon Property Group, Inc.                            129,432               5,998


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               T. Rowe Price Equity Income 3

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  -------------------   -----------------
Hotels & Other Lodging Places (1.6%)
  Hilton Hotels Corporation                              423,500        $     7,255
  Starwood Hotels & Resorts Worldwide, Inc.              264,226              9,504
Industrial Machinery & Equipment (1.5%)
  Baker Hughes Incorporated                               88,500              2,846
  Black & Decker Corporation (The)                        75,700              3,734
  Pall Corporation                                       347,700              9,329
Instruments & Related Products (2.7%)
  Eastman Kodak Company (b)                              456,800             11,726
  Raytheon Company                                       321,500              9,658
  Rockwell International Corporation                     209,200              7,448
Insurance (5.1%)
  American International Group, Inc.                     100,152              6,638
  Chubb Corporation                                      123,900              8,438
  CIGNA Corporation                                      158,200              9,097
  SAFECO Corporation                                     256,700              9,993
  St. Paul Companies, Inc. (The) (b)                     159,774              6,335
  Travelers Property Casualty Corp.-Class B              335,000              5,685
  UnumProvident Corporation (b)                          493,900              7,789
Insurance Agents, Brokers & Service (1.2%)
  Marsh & McLennan Companies, Inc. (b)                   268,100             12,839
Life Insurance (1.1%)
  John Hancock Financial Services, Inc.                   78,510              2,944
  Lincoln National Corporation                           216,566              8,743
Lumber & Other Building Materials (1.0%)
  Home Depot, Inc. (The)                                 302,500             10,736
Manufacturing Industries (0.7%)
  Hasbro Inc.                                            324,050              6,896
Medical Instruments & Supplies (1.3%)
  Baxter International Inc.                              339,500             10,362
  Becton, Dickinson and Company                           95,700              3,937
Motion Pictures (1.4%)
  Time Warner Inc. (a)                                   796,200             14,324
Motor Vehicles, Parts & Supplies (0.6%)
  Genuine Parts Company (b)                              192,450              6,389
Oil & Gas Extraction (1.3%)
  Anadarko Petroleum Corporation                         153,800              7,845
  Schlumberger Limited                                   110,600              6,052
Paper & Allied Products (2.5%)
  International Paper Company                            313,193             13,502
  Kimberly-Clark Corporation                             165,800              9,797
  MeadWestvaco Corporation                               108,500              3,228
Petroleum Refining (8.0%)
  Amerada Hess Corporation                               268,830             14,294
  BP PLC-ADR (b)                                         236,174             11,655
  ChevronTexaco Corporation                              228,975             19,781
  Exxon Mobil Corporation                                518,438             21,256


                                                         Shares               Value
                                                  -------------------   -----------------
Petroleum Refining (continued)
  Marathon Oil Corporation                               161,100        $     5,331
  Royal Dutch Petroleum Company-NY
    Registered Shares                                    242,200             12,689
Pharmaceuticals (7.3%)
  Abbott Laboratories                                    170,300              7,936
  Bristol-Myers Squibb Co.                               614,500             17,575
  Johnson & Johnson                                      224,800             11,613
  Merck & Co., Inc.                                      422,800             19,533
  Schering-Plough Corporation                            497,400              8,650
  Wyeth                                                  283,100             12,018
Primary Metal Industries (1.1%)
  Alcoa Inc.                                             149,800              5,692
  Nucor Corporation (b)                                  115,500              6,468
Printing & Publishing (3.4%)
  Dow Jones & Company, Inc.                              243,100             12,119
  Knight-Ridder, Inc. (b)                                138,900             10,747
  New York Times Company (The)-Class A                   246,800             11,795
  Reader's Digest Association, Inc.
    (The)-Class A                                         89,300              1,309
Railroads (2.0%)
  Norfolk Southern Corporation                           329,000              7,781
  Union Pacific Corporation                              197,100             13,695
Restaurants (1.1%)
  McDonald's Corporation                                 481,100             11,946
Retail Trade (0.4%)
  Toys "R" Us, Inc. (a)(b)                               375,500              4,746
Rubber & Misc. Plastic Products (1.0%)
  Newell Financial Trust I (b)                           462,900             10,540
Security & Commodity Brokers (1.8%)
  American Express Company                               236,100             11,386
  Morgan Stanley                                         133,200              7,708
Telecommunications (5.4%)
  ALLTEL Corporation                                     170,300              7,933
  AT&T Corp. (b)                                         313,610              6,366
  Qwest Communications International Inc. (a)          1,807,900              7,810
  SBC Communications Inc.                                457,874             11,937
  Sprint Corporation (FON Group)                         453,000              7,438
  Verizon Communications, Inc.                           456,442             16,012
Tobacco Products (0.7%)
  UST Inc.                                               204,000              7,281
U.S. Government Agencies (0.8%)
  Fannie Mae                                             108,700              8,159
                                                                        -----------
Total Common Stocks (cost: $891,069)
                                                                          1,021,556
                                                                        -----------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 4

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                                          Principal              Value
                                                    --------------------   -----------------
SECURITY LENDING COLLATERAL (10.9%)
Debt (8.7%)
Bank Notes (0.4%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                $      543           $       543
  Fleet National Bank
    1.00%, due 01/21/2004                                     2,038                 2,038
  National Bank of Commerce
    1.19%, due 04/21/2004                                     1,698                 1,698
Commercial Paper (2.2%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                     1,019                 1,019
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                       677                   677
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                     1,019                 1,019
    1.09%, due 01/13/2004                                       679                   679
    1.08%, due 02/05/2004                                     1,356                 1,356
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                     1,694                 1,694
    1.09%, due 01/09/2004                                     1,019                 1,019
    1.08%, due 01/16/2004                                     1,353                 1,353
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                     1,696                 1,696
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                     1,696                 1,696
    1.09%, due 02/06/2004                                     1,695                 1,695
    1.10%, due 02/09/2004                                       991                   991
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                     1,695                 1,695
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                     1,019                 1,019
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                     1,968                 1,968
    1.08%, due 02/17/2004                                     3,390                 3,390
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                       679                   679
Euro Dollar Overnight (0.5%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                     3,396                 3,396
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                       136                   136
    1.08%, due 01/06/2004                                     1,291                 1,291
Euro Dollar Terms (2.1%)
  Bank of Montreal
    1.06%, due 01/15/2004                                       663                   663
    1.06%, due 02/17/2004                                     1,359                 1,359


                                                          Principal              Value
                                                    --------------------   -----------------
Euro Dollar Terms (continued)
  Bank of Scotland
    1.06%, due 04/02/2004                                $    1,019           $     1,019
  Citigroup Inc.
    1.10%, due 01/22/2004                                     1,019                 1,019
    1.09%, due 02/06/2004                                     1,359                 1,359
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                       679                   679
  Den Danske Bank
    1.08%, due 01/20/2004                                     3,396                 3,396
    1.02%, due 01/30/2004                                     1,698                 1,698
  Royal Bank of Canada
    1.05%, due 02/27/2004                                     3,396                 3,396
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                     2,038                 2,038
    1.08%, due 01/15/2004                                       679                   679
    1.08%, due 01/20/2004                                       340                   340
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                       340                   340
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                     2,038                 2,038
  Wells Fargo & Company
    1.04%, due 01/30/2004                                     2,717                 2,717
Master Notes (0.6%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                     1,359                 1,359
    1.14%, due 09/08/2004                                     2,038                 2,038
  Morgan Stanley
    1.05%, due 06/21/2004                                     3,261                 3,261
Medium Term Notes (0.4%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                     3,396                 3,396
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                     1,019                 1,019
Repurchase Agreements (2.5%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $7,948 on 01/02/2004                 7,948                 7,948
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $10,801 on 01/02/2004               10,800                10,800
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,453 on 01/02/2004                 6,453                 6,453


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 5

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                        Shares           Value
                                                     ------------   --------------
Investment Companies (2.2%)
Money Market Funds (2.2%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                               1,666,036     $     1,666
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                               4,067,752           4,068
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                              17,687,929          17,688
                                                                     -----------
Total Security Lending Collateral (cost: $115,183)                       115,183
                                                                     -----------
Total Investment Securities (cost: $1,008,543)                       $ 1,139,738
                                                                     ===========

SUMMARY:
  Investments, at value                          107.5 %     $  1,139,738
  Liabilities in excess of other assets           (7.5)%          (79,461)
                                                 -----       ------------
  Net assets                                     100.0 %     $  1,060,277
                                                 =====       ============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $110,853.
(c) Cash collateral for the Repurchase Agreements, valued at $25,705, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
CVA  Certificaaten van aadelen (share certificates)
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 6

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $1,008,543)
     (including $110,853 of securities loaned)                $1,139,738
  Cash                                                            33,270
  Receivables:
     Investment securities sold                                      324
     Interest                                                         26
     Dividends                                                     2,769
  Other                                                               98
                                                              -----------
                                                               1,176,225
                                                              -----------
Liabilities:
  Accounts payable and accrued liabilities:
     Management and advisory fees                                    654
     Distribution fees                                                 1
  Payable for collateral for securities on loan                  115,183
  Other                                                              110
                                                              -----------
                                                                 115,948
                                                              -----------
Net Assets                                                    $1,060,277
                                                              ===========
Net Assets Consist of:
  Capital stock, 150,000 shares authorized ($.01 par value)   $      559
  Additional paid-in capital                                     909,451
  Undistributed net investment income (loss)                      14,397
  Undistributed net realized gain (loss) from investment
     securities and foreign currency transactions                  4,675
  Net unrealized appreciation (depreciation) on
     investment securities                                       131,195
                                                              -----------
Net Assets                                                    $1,060,277
                                                              ===========
Shares Outstanding:
  Initial Class                                                   55,850
  Service Class                                                       77
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $    18.96
  Service Class                                                    19.05

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     112
  Dividends                                               20,535
  Income from loaned securities-net                           72
     Less withholding taxes on foreign dividends            (117)
                                                       ---------
                                                          20,602
                                                       ---------
Expenses:
  Management and advisory fees                             6,049
  Transfer agent fees                                          2
  Printing and shareholder reports                            18
  Custody fees                                                79
  Administration fees                                         21
  Legal fees                                                  10
  Auditing and accounting fees                                13
  Directors fees                                              28
  Other                                                       17
  Service fees:
     Service Class                                             1
  Total expenses                                           6,238
                                                       ---------
Net Investment Income (Loss)                              14,364
                                                       ---------
Net Realized Gain (Loss) from:
  Investment securities                                    9,993
  Foreign currency transactions                              (29)
                                                       ---------
                                                           9,964
                                                       ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  181,511
                                                       ---------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                  191,475
                                                       ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      $ 205,839
                                                       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 7

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,     December 31,
                                                          2003             2002
                                                   ----------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $   14,364      $   6,111
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                                 9,964          4,659
  Net unrealized appreciation
     (depreciation) on investment
     securities                                          181,511        (54,274)
                                                      -----------     ---------
                                                         205,839        (43,504)
                                                      -----------     ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                        (6,057)        (3,890)
     Service Class                                             -              -
                                                      -----------     ---------
                                                          (6,057)        (3,890)
                                                      -----------     ---------
  From net realized gains:
     Initial Class                                        (4,937)        (6,745)
     Service Class                                            (2)             -
                                                      -----------     ---------
                                                          (4,939)        (6,745)
                                                      -----------     ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                       329,794        289,505
     Service Class                                         1,377              -
                                                      -----------     ---------
                                                         331,171        289,505
                                                      -----------     ---------
  Proceeds from fund acquisition:
     Initial Class                                        54,542              -
     Service Class                                             -              -
                                                      -----------     ---------
                                                          54,542              -
                                                      -----------     ---------
  Dividends and distributions reinvested:
     Initial Class                                        10,994         10,635
     Service Class                                             2              -
                                                      -----------     ---------
                                                          10,996         10,635
                                                      -----------     ---------
  Cost of shares redeemed:
     Initial Class                                       (51,433)       (15,217)
     Service Class                                           (46)             -
                                                      -----------     ---------
                                                         (51,479)       (15,217)
                                                      -----------     ---------
                                                         345,230        284,923
                                                      -----------     ---------
Net increase (decrease) in net assets                    540,073        230,784
                                                      -----------     ---------
Net Assets:
  Begining of year                                       520,204        289,420
                                                      -----------     ---------
  End of year                                         $1,060,277      $ 520,204
                                                      ===========     =========
Undistributed Net Investment Income
  (Loss)                                              $   14,397      $   6,221
                                                      ===========     =========

                                                      December 31,     December 31,
                                                          2003             2002
                                                   ----------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                        20,792         18,292
     Service Class                                            80              -
                                                      ------------    ---------
                                                          20,872         18,292
                                                      ------------    ---------
  Shares issued-on fund acquisition:
     Initial Class                                         3,492              -
     Service Class                                             -              -
                                                      ------------    ---------
                                                           3,492              -
                                                      ------------    ---------
  Shares issued-reinvested from distributions:
     Initial Class                                           662            680
     Service Class                                             -              -
                                                      ------------    ---------
                                                             662            680
                                                      ------------    ---------
  Shares redeemed:
     Initial Class                                        (3,120)          (944)
     Service Class                                            (3)             -
                                                      -------------   ---------
                                                          (3,123)          (944)
                                                      ------------    ---------
Net increase (decrease) in shares
  outstanding                                             21,903         18,028
                                                      ============    =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 8

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   15.29     $   0.30        $    3.59      $    3.89
                12/31/2002        18.09         0.28            (2.58)         (2.30)
                12/31/2001        19.52         0.24             0.24           0.48
                12/31/2000        19.50         0.39             1.78           2.17
                12/31/1999        20.04         0.38             0.42           0.80
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003        15.62         0.19             3.35           3.54
--------------- ----------    ---------     --------        ---------      ---------

                  For a share outstanding throughout each period (a)
                ------------------------------------------------------
                              Distributions
                -----------------------------------------
                                                            Net Asset
                  From Net     From Net                      Value,
                 Investment    Realized        Total           End
                   Income        Gains     Distributions    of Period
                ------------ ------------ --------------- ------------
Initial Class    $   (0.12)   $   (0.10)    $   (0.22)     $   18.96
                     (0.18)       (0.32)        (0.50)         15.29
                     (0.35)       (1.56)        (1.91)         18.09
                     (0.39)       (1.76)        (2.15)         19.52
                     (0.40)       (0.94)        (1.34)         19.50
---------------  ---------    ---------     ---------      ---------
Service Class        (0.01)       (0.10)        (0.11)         19.05
---------------  ---------    ---------     ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           25.59%       $ 1,058,801       0.78%        0.78%            1.80%          14%
                12/31/2002          (12.81)           520,204       0.85         0.85             1.72           12
                12/31/2001            2.17            289,420       0.90         0.90             1.48           19
                12/31/2000           12.31            257,343       0.90         0.90             1.98           38
                12/31/1999            3.47            264,718       0.87         0.88             1.89           35
--------------- ----------          ------        -----------       ----         ----             ----           --
Service Class   12/31/2003           22.74              1,476       1.03         1.03             1.64           14
--------------- ----------          ------        -----------       ----         ----             ----           --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-January 3, 1995
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 9

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Equity Income ("the Fund"), part of ATSF, began operations as T. Rowe Price Equity Income Portfolio, a part of the Endeavor Series Trust, on January 3, 1995. The Fund became part of ATSF on May 1, 2002.

On May 1, 2003, the Fund acquired all the net assets of T. Rowe Price Dividend Growth pursuant to a plan of reorganization approved by shareholders of T. Rowe Price Dividend Growth on April 16, 2003. The acquisition was accomplished by a tax-free exchange of 3,492 shares of the Fund for the 6,852 shares of T. Rowe Price Dividend Growth outstanding on April 30, 2003. T. Rowe Price Dividend Growth's net assets at that date ($54,542, including $7,191 of unrealized depreciation) were combined with those of the Fund resulting in combined net assets of $747,561.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $31 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 10

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $58 are included in net realized gains in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, if any, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 11

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                 Net           % of
                                                Assets      Net Assets
                                             -----------   -----------
Asset Allocation-Conservative Portfolio      $ 42,293            4%
Asset Allocation-Growth Portfolio              92,579            9%
Asset Allocation-Moderate Portfolio           149,011           14%
Asset Allocation-Moderate Growth Portfolio    196,314           19%
Select+ Aggressive                                113            0%
Select+ Conservative                              414            0%
Select+ Growth & Income                           562            0%
                                                                --
                                                                46%
                                                                ==

Investment advisory fees: On May 1, 2003, the Fund reduced its advisory fee from 0.80% of average daily net assets ("ANA") to 0.75% of ANA. The combined advisory fee for the year ended December 31, 2003, was 0.76%.

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.88% Expense Limit

The sub-advisor, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the ATSF and IDEX mutual funds. The amount of the discount received by the fund at December 31, 2003 was $37.

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $36. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 388,860
  U.S. Government                                        1,888
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  108,919
  U.S. Government                                          973


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 12

T. Rowe Price Equity Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ 4,547
     Undistributed net investment income (loss)            (131)
     Undistributed net realized capital gains (loss)     (4,416)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 4,254
       Long-term capital gains          6,381
     2003 Distributions paid from:
       Ordinary income                  6,059
       Long-term capital gains          4,937

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                   $  20,852
                                                     =========
     Undistributed Long-term Capital Gains           $   2,802
                                                     =========
     Capital Loss Carryforward                       $  (3,775)
                                                     =========
     Post October Loss                               $       -
                                                     =========
     Net Unrealized Appreciation (Depreciation)      $ 130,390
                                                     =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
    $    63    December 31, 2006
        336    December 31, 2007
         98    December 31, 2008
      1,358    December 31, 2009
      1,920    December 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                       $ 1,009,348
                                                  ===========
     Unrealized Appreciation                      $   152,241
     Unrealized (Depreciation)                        (21,852)
                                                  -----------
     Net Unrealized Appreciation (Depreciation)   $   130,390
                                                  ===========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 13

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
T. Rowe Price Equity Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Equity Income 14

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

U.S. stocks rose sharply in the year ended December 31, 2003. The Standard and Poor's 500 Composite Stock Index ("S&P 500") sprinted more than 12% in the final quarter, boosting full-year results to more than 28%, and marked the first positive year for stocks since 1999. Investors bid up equities -- large and small, growth and value, and just about everything in between -- buoyed by favorable economic data, stronger earnings growth, signs of job market stabilization, and rising global demand. In the large-cap universe, value shares edged growth. The market sectors with the strongest gains were information technology, consumer discretionary, and materials. The telecommunication services and consumer staples sectors posted positive results but lagged for the year.

PERFORMANCE

For the year ended December 31, 2003, T. Rowe Price Growth Stock returned 30.76%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW

For the year, the portfolio posted a strong gain that outperformed the S&P 500. Superior stock selection in the telecommunication services sector produced the strongest contribution to the portfolio's relative results versus the S&P 500. Vodafone Group PLC ("Vodafone") and Nextel Communications, Inc. ("Nextel") were top absolute and relative performance contributors. We were significantly overweight in Nextel (up more than 140% for the year) versus the S&P 500. Vodafone released positive earnings results and the threat of competition from Hutchinson Whampoa Limited has not materialized as expected.

Boosted by strong stock selection, the health care sector also contributed to relative returns despite our overweight position, which limited gains. Strength came mostly from pharmaceuticals and biotechnologys during the year. Large-cap pharmaceuticals rallied sharply in the fourth quarter as investors sought their perceived safety near year end. Not owning Merck & Co., Inc. and eliminating Schering-Plough Corporation early in the year aided relative performance. After posting strong gains for much of 2003, biotechnology holdings, Gilead Sciences, Inc. and Genentech, Inc. struggled as the year progressed, but they posted solid twelve-month contributions.

The information technology ("IT") sector was the largest drag on relative results due to stock selection in IT services and semiconductors. In general, the stocks that we held generated positive absolute returns, but lagged the technology group. Affiliated Computer Services, Inc. was the IT sector's largest detractor to relative performance after struggling most of the year with contract disputes.

/s/ Robert W. Smith
Robert W. Smith
Portfolio Manager
T. Rowe Price Associates, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 1

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 1/3/95 through 12/31/03

                 Initial Class   S&P 500

   1/3/1995         $10,000     $10,000
  3/31/1995          11,380      10,973
  6/30/1995          12,210      12,019
  9/30/1995          13,080      12,973
 12/31/1995          13,720      13,753
  3/31/1996          14,310      14,491
  6/30/1996          14,809      15,141
  9/30/1996          15,501      15,609
 12/31/1996          16,569      16,909
  3/31/1997          16,538      17,363
  6/30/1997          19,355      20,392
  9/30/1997          20,678      21,919
 12/31/1997          21,303      22,548
  3/31/1998          24,645      25,691
  6/30/1998          25,000      26,540
  9/30/1998          22,218      23,905
 12/31/1998          27,411      28,992
  3/31/1999          28,021      30,436
  6/30/1999          29,613      32,581
  9/30/1999          27,924      30,549
 12/31/1999          33,494      35,092
  3/31/2000          36,303      35,895
  6/30/2000          36,135      34,944
  9/30/2000          36,473      34,606
 12/31/2000          33,325      31,900
  3/31/2001          28,317      28,120
  6/30/2001          30,775      29,765
  9/30/2001          26,223      25,398
 12/31/2001          29,978      28,111
  3/31/2002          29,549      28,189
  6/30/2002          25,104      24,414
  9/30/2002          21,359      20,199
 12/31/2002          23,140      21,901
  3/31/2003          22,772      21,210
  6/30/2003          26,468      24,475
  9/30/2003          27,113      25,122
 12/31/2003         $30,258     $28,179

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                   From       Inception
                     1 year        5 years      Inception       Date
                  -----------   ------------   -----------   ----------
Initial Class         30.76%         2.00%         13.10%      1/3/95
S&P 500(1)            28.67%        (0.57)%        12.20%      1/3/95
---------------       -----         -----          -----       ------
Service Class             -             -          22.51%      5/1/03
---------------       -----         -----          -----       ------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical financial information for periods prior to May 1, 2000 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock of the Endeavor Series Trust.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 2

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                               Shares               Value
                                                        --------------------   ---------------
COMMON STOCKS (96.9%)
Amusement & Recreation Services (0.4%)
  MGM MIRAGE (a)                                                31,900         $   1,200
Apparel & Accessory Stores (0.3%)
  Inditex, SA                                                   45,800               930
Automotive (1.0%)
  Harley-Davidson, Inc. (b)                                     67,900             3,227
Beverages (1.4%)
  Coca-Cola Company (The)                                       62,000             3,147
  PepsiCo, Inc.                                                 27,400             1,277
Business Services (5.5%)
  Accenture Ltd (a)                                             93,200             2,453
  Adecco SA-Registered Shares                                   33,700             2,166
  Clear Channel Communications, Inc.                            93,300             4,369
  eBay Inc. (a)                                                 37,100             2,396
  First Data Corporation                                       131,400             5,399
  Omnicom Group, Inc.                                           12,400             1,083
Chemicals & Allied Products (0.5%)
  Hermes International                                           9,000             1,741
Commercial Banks (9.0%)
  Citigroup Inc.                                               253,608            12,310
  Credit Suisse Group                                           69,200             2,532
  MBNA Corporation                                              37,900               942
  Mellon Financial Corporation                                  98,500             3,163
  Northern Trust Corporation                                    58,600             2,720
  State Street Corporation                                      84,800             4,416
  U.S. Bancorp                                                 113,700             3,386
Communication (5.4%)
  Comcast Corporation-Special Class A (a)                      156,000             4,880
  Crown Castle International Corp. (a)(b)                      115,900             1,278
  Echostar Communications
    Corporation-Class A (a)                                    100,600             3,420
  Liberty Media Corporation-Class A (a)                        292,256             3,475
  Viacom, Inc.-Class B                                         101,270             4,495
Computer & Data Processing Services (9.3%)
  Adobe Systems Incorporated                                    38,400             1,509
  Affiliated Computer Services, Inc.-Class A (a)(b)             79,100             4,308
  Fiserv, Inc. (a)                                              82,700             3,267
  Intuit Inc. (a)                                               57,200             3,026
  Mercury Interactive Corporation (a)                           11,600               564
  Microsoft Corporation                                        361,800             9,964
  Siebel Systems, Inc. (a)                                      93,000             1,290
  SunGard Data Systems Inc. (a)                                 55,400             1,535
  Symantec Corporation (a)(b)                                   31,000             1,074
  Synopsys, Inc. (a)                                            38,700             1,307
  Yahoo! Inc. (a)                                               51,400             2,322
Computer & Office Equipment (3.0%)
  Cisco Systems, Inc. (a)                                      224,300             5,448
  Dell Computer Corporation (a)                                127,700             4,337


                                                               Shares               Value
                                                        --------------------   ---------------
Department Stores (0.4%)
  Kohl's Corporation (a)                                        25,600         $   1,150
Drug Stores & Proprietary Stores (1.1%)
  Medco Health Solutions, Inc. (a)                              36,000             1,224
  Walgreen Co.                                                  67,900             2,470
Educational Services (1.1%)
  Apollo Group, Inc.-Class A (a)(b)                             50,600             3,441
Electronic & Other Electric Equipment (2.0%)
  General Electric Company                                     153,200             4,746
  Samsung Electronics Co., Ltd.                                  5,000             1,893
Electronic Components & Accessories (3.5%)
  Analog Devices, Inc.                                          33,600             1,534
  Intel Corporation                                             78,900             2,541
  Maxim Integrated Products                                     24,000             1,195
  Tyco International Ltd.                                      169,244             4,486
  Xilinx, Inc. (a)                                              42,400             1,643
Fabricated Metal Products (0.4%)
  Gillette Company (The)                                        35,400             1,300
Food & Kindred Products (1.5%)
  Altria Group, Inc. (b)                                        48,600             2,645
  General Mills, Inc. (b)                                       22,800             1,033
  Unilever PLC                                                 134,700             1,255
Industrial Machinery & Equipment (1.6%)
  Applied Materials, Inc. (a)                                  101,300             2,274
  Baker Hughes Incorporated (b)                                 92,800             2,984
Instruments & Related Products (1.0%)
  Danaher Corporation (b)                                       35,500             3,257
Insurance (8.3%)
  ACE Limited                                                   55,400             2,295
  American International Group, Inc.                           118,500             7,854
  Travelers Property Casualty Corp.-Class A                    129,766             2,177
  UnitedHealth Group Incorporated                              177,900            10,350
  WellPoint Health Networks Inc. (a)                            44,800             4,345
Insurance Agents, Brokers & Service (1.5%)
  Hartford Financial Services Group, Inc. (The)                 49,300             2,910
  Marsh & McLennan Companies, Inc.                              40,000             1,916
Life Insurance (0.2%)
  China Life Insurance Company
    Limited-ADR (a)(b)                                          18,800               620
Lumber & Other Building Materials (1.2%)
  Home Depot, Inc. (The)                                       113,000             4,010
Manufacturing Industries (1.0%)
  International Game Technology                                 91,300             3,259
Medical Instruments & Supplies (1.2%)
  Biomet, Incorporated (b)                                      40,700             1,482
  Boston Scientific Corporation (a)                             21,600               794
  Medtronic, Inc.                                               32,200             1,565


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               T. Rowe Price Growth Stock 3

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
                                                --------------------   ---------------
Metal Mining (0.5%)
  Rio Tinto PLC-Registered Shares                        54,700        $   1,511
Motion Pictures (0.7%)
  Time Warner Inc. (a)                                  132,400            2,382
Oil & Gas Extraction (1.0%)
  Schlumberger Limited                                   62,000            3,393
Personal Credit Institutions (0.9%)
  SLM Corporation                                        78,900            2,973
Personal Services (0.8%)
  Cendant Corporation (a)                               123,900            2,759
Petroleum Refining (1.8%)
  ChevronTexaco Corporation                              34,300            2,963
  Exxon Mobil Corporation                                74,590            3,058
Pharmaceuticals (9.2%)
  Abbott Laboratories                                    45,700            2,130
  Amgen Inc. (a)                                         66,800            4,128
  Cardinal Health, Inc. (b)                              22,400            1,370
  Forest Laboratories, Inc. (a)                          51,000            3,152
  Genentech, Inc. (a)                                     9,900              926
  Gilead Sciences, Inc. (a)                              32,300            1,878
  Johnson & Johnson                                      60,200            3,110
  Lilly (Eli) and Company                                 9,000              633
  Medimmune, Inc. (a)                                    34,800              884
  Pfizer Inc.                                           247,995            8,762
  Sanofi-Synthelabo                                      11,800              888
  Wyeth                                                  45,900            1,948
Primary Metal Industries (0.8%)
  Nucor Corporation (b)                                  48,500            2,716
Printing & Publishing (0.7%)
  Scripps (E.W.) Company (The)                           24,500            2,306
Radio & Television Broadcasting (1.6%)
  British Sky Broadcasting Group PLC (a)                123,700            1,556
  Univision Communications Inc.-Class A (a)              94,700            3,759
Radio, Television & Computer Stores (0.7%)
  Best Buy Co., Inc.                                     46,000            2,403
Restaurants (1.2%)
  Compass Group PLC                                     338,100            2,299
  Starbucks Corporation (a)(b)                           47,700            1,577
Retail Trade (0.5%)
  Kingfisher PLC                                        319,500            1,593
Security & Commodity Brokers (3.2%)
  American Express Company                               35,600            1,717
  Goldman Sachs Group, Inc. (The)                        10,900            1,076
  Merrill Lynch & Co., Inc. (b)                          72,200            4,235
  Morgan Stanley                                         36,700            2,124
  Schwab (Charles) Corporation (The)                    104,300            1,235


                                                       Shares               Value
                                                --------------------   ---------------
Telecommunications (3.6%)
  Nextel Communications, Inc.-Class A (a)               141,700        $   3,976
  NTT DoCoMo, Inc.                                          155              351
  Vodafone Group PLC                                  2,274,504            5,638
  Vodafone Group PLC-ADR                                 70,800            1,773
Transportation & Public Utilities (0.6%)
  InterActiveCorp (a)                                     9,800              333
  InterActiveCorp (a)(b)                                 48,300            1,639
Trucking & Warehousing (0.3%)
  United Parcel Service, Inc.-Class B                    14,400            1,074
U.S. Government Agencies (1.9%)
  Fannie Mae                                             60,200            4,520
  Freddie Mac                                            26,900            1,569
Variety Stores (3.4%)
  Family Dollar Stores, Inc.                             29,200            1,048
  Target Corporation                                    123,800            4,754
  Wal-Mart de Mexico SA de CV-ADR                        43,400            1,237
  Wal-Mart de Mexico SA de CV-Series V                  223,800              638
  Wal-Mart Stores, Inc.                                  63,100            3,347
Water Transportation (0.9%)
  Carnival Corporation                                   70,900            2,817
Wholesale Trade Nondurable Goods (0.8%)
  SYSCO Corporation                                      65,900            2,453
                                                                       ---------
Total Common Stocks (cost: $259,092)
                                                                         315,615
                                                                       ---------

                                           Principal        Value
                                          -----------   ------------
SECURITY LENDING COLLATERAL (6.6%)
Debt (5.3%)
Bank Notes (0.2%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                 $   102       $     102
  Fleet National Bank
    1.00%, due 01/21/2004                     383             383
  National Bank of Commerce
    1.19%, due 04/21/2004                     319             319
Commercial Paper (1.4%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                     191             191
  Delaware Funding Corporation
    1.08%, due 01/07/2004                     127             127
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                     191             191
    1.09%, due 01/13/2004                     128             128
    1.08%, due 02/05/2004                     255             255
  General Electric Capital Corporation
    1.09%, due 01/08/2004                     318             318
    1.09%, due 01/09/2004                     191             191
    1.08%, due 01/16/2004                     254             254


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               T. Rowe Price Growth Stock 4

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                          Principal              Value
                                                    ---------------------   ---------------
Commercial Paper (continued)
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                 $      319        $     319
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                        318              318
    1.09%, due 02/06/2004                                        318              318
    1.10%, due 02/09/2004                                        186              186
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                        318              318
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                        191              191
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                        370              370
    1.08%, due 02/17/2004                                        637              637
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                        128              128
Euro Dollar Overnight (0.3%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        638              638
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         26               26
    1.08%, due 01/06/2004                                        242              242
Euro Dollar Terms (1.3%)
  Bank of Montreal
    1.06%, due 01/15/2004                                        125              125
    1.06%, due 02/17/2004                                        255              255
  Bank of Scotland
    1.06%, due 04/02/2004                                        191              191
  Citigroup Inc.
    1.10%, due 01/22/2004                                        191              191
    1.09%, due 02/06/2004                                        255              255
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                        128              128
  Den Danske Bank
    1.08%, due 01/20/2004                                        638              638
    1.02%, due 01/30/2004                                        319              319
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        638              638
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                        383              383
    1.08%, due 01/15/2004                                        128              128
    1.08%, due 01/20/2004                                         64               64
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                         64               64
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        383              383
  Wells Fargo & Company
    1.04%, due 01/30/2004                                        510              510


                                                          Principal              Value
                                                    ---------------------   ---------------
Master Notes (0.4%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                 $      255        $     255
    1.14%, due 09/08/2004                                        383              383
  Morgan Stanley
    1.05%, due 06/21/2004                                        612              612
Medium Term Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        638              638
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                        191              191
Repurchase Agreements (1.4%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,491 on 01/02/2004                  1,491            1,491
  Merrill Lynch & Co., Inc.
    1.04%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,027 on 01/02/2004                  2,027            2,027
  Morgan Stanley
    1.11%, Repurchase Agreement dated 12/31/2003
    to be repurchased at $1,212 on 01/02/2004                  1,212            1,212

                                                   Shares           Value
                                              ---------------   ------------
Investment Companies (1.3%)
Money Market Funds (1.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                           312,854      $    313
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                           763,856           764
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         3,321,500         3,321
                                                                ---------
Total Security Lending Collateral (cost: $21,629)                 21,629
                                                                ---------
Total Investment Securities (cost: $280,721)                    $337,244
                                                                =========
SUMMARY:
  Investments, at value                              103.5 %    $337,244
  Liabilities in excess of other assets               (3.5)%     (11,531)
                                                 ---------      ---------
  Net assets                                         100.0 %    $325,713
                                                 =========      =========

                     FORWARD FOREIGN CURRENCY CONTRACTS:
-----------------------------------------------------------------------------
                                               Amount in       Net Unrealized
                   Bought     Settlement      U.S. Dollars      Appreciation
Currency           (Sold)        Date        Bought (Sold)     (Depreciation)
---------------   --------   ------------   ---------------   ---------------
British Pound     117        01/02/2004           $210             $ (1)


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 5

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $20,929.
(c) Cash collateral for the Repurchase Agreements, valued at $4,827, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 6

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $280,721)
     (including $20,929 of securities loaned)                $337,244
  Cash                                                          9,520
  Receivables:
     Investment securities sold                                   856
     Interest                                                       3
     Dividends                                                    295
     Dividend reclaims receivable                                   4
  Other                                                            23
                                                             ---------
                                                              347,945
                                                             ---------
Liabilities:
  Investment securities purchased                                 355
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 217
  Payable for collateral for securities on loan                21,629
  Unrealized depreciation on forward foreign
     currency contracts                                             1
  Other                                                            30
                                                             ---------
                                                               22,232
                                                             ---------
Net Assets                                                   $325,713
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    165
  Additional paid-in capital                                  309,299
  Undistributed net investment income (loss)                      444
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions             (40,717)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                     56,521
     Translation of assets and liabilities denominated in
       foreign currencies                                           1
                                                             ---------
Net Assets                                                   $325,713
                                                             =========
Shares Outstanding:
  Initial Class                                                16,480
  Service Class                                                    34
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  19.72
  Service Class                                                 19.70

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $    25
  Dividends                                                 2,834
  Income from loaned securities-net                            25
     Less withholding taxes on foreign dividends              (39)
                                                          --------
                                                            2,845
                                                          --------
Expenses:
  Management and advisory fees                              2,164
  Transfer agent fees                                           2
  Printing and shareholder reports                             15
  Custody fees                                                 50
  Administration fees                                          20
  Legal fees                                                    4
  Auditing and accounting fees                                 10
  Directors fees                                               10
  Other                                                         7
                                                          --------
  Total expenses                                            2,282
                                                          --------
Net Investment Income (Loss)                                  563
                                                          --------
Net Realized Gain (Loss) from:
  Investment securities                                      (967)
  Foreign currency transactions                              (103)
                                                          --------
                                                           (1,070)
                                                          --------
Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on:
  Investment securities                                    75,787
  Translation of assets and liabilities denominated in
     foreign currency                                          (3)
                                                          --------
                                                           75,784
                                                          --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                    74,714
                                                          --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $75,277
                                                          ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 7

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $     563         $     249
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                              (1,070)          (19,200)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                        75,784           (37,509)
                                                     ---------         ---------
                                                        75,277           (56,460)
                                                     ---------         ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                        (168)             (101)
     Service Class                                           -                 -
                                                     ---------         ---------
                                                          (168)             (101)
                                                     ---------         ---------
  From net realized gains:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                     ---------         ---------
                                                             -                 -
                                                     ---------         ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                      46,089            72,688
     Service Class                                         650                 -
                                                     ---------         ---------
                                                        46,739            72,688
                                                     ---------         ---------
  Dividends and distributions reinvested:
     Initial Class                                         168               101
     Service Class                                           -                 -
                                                     ---------         ---------
                                                           168               101
                                                     ---------         ---------
  Cost of shares redeemed:
     Initial Class                                     (19,202)          (23,067)
     Service Class                                         (13)                -
                                                     ---------         ---------
                                                       (19,215)          (23,067)
                                                     ---------         ---------
                                                        27,692            49,722
                                                     ---------         ---------
Net increase (decrease) in net assets                  102,801            (6,839)
                                                     ---------         ---------
Net Assets:
  Beginning of year                                    222,912           229,751
                                                     ---------         ---------
  End of year                                        $ 325,713         $ 222,912
                                                     =========         =========
Undistributed Net Investment
  Income (Loss)                                      $     444         $     151
                                                     =========         =========


                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                     2,843               4,449
     Service Class                                        35                   -
                                                     ---------         ---------
                                                       2,878               4,449
                                                     ---------         ---------
  Shares issued-reinvested from distributions:
     Initial Class                                        10                   6
     Service Class                                         -                   -
                                                     ---------         ---------
                                                          10                   6
                                                     ---------         ---------
  Shares redeemed:
     Initial Class                                    (1,148)             (1,426)
     Service Class                                        (1)                  -
                                                     ---------         ---------
                                                      (1,149)             (1,426)
                                                     ---------         ---------
Net increase (decrease) in shares
  outstanding                                          1,739               3,029
                                                     =========         =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 8

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   15.09     $   0.03        $    4.61      $    4.64
                12/31/2002        19.56         0.02            (4.48)         (4.46)
                12/31/2001        25.62         0.02            (2.37)         (2.35)
                12/31/2000        28.73            -            (0.15)         (0.15)
                12/31/1999        25.60         0.03             5.28           5.31
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003        16.08            -             3.62           3.62
--------------- ----------    ---------     --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.01)   $       -    $   (0.01)     $   19.72
                     (0.01)           -        (0.01)         15.09
                         -        (3.71)       (3.71)         19.56
                     (0.03)       (2.93)       (2.96)         25.62
                     (0.07)       (2.11)       (2.18)         28.73
---------------  ---------    ---------    ---------      ---------
Service Class            -            -            -          19.70
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           30.76%        $ 325,035        0.84%        0.84%            0.20%          38%
                12/31/2002          (22.81)          222,912        0.87         0.92             0.12           48
                12/31/2001          (10.04)          229,751        0.91         0.93             0.11           67
                12/31/2000           (0.51)          269,983        0.90         0.91             0.01           80
                12/31/1999           22.19           257,879        0.87         0.88             0.21           66
--------------- ----------          ------         ---------        ----         ----             ----           --
Service Class   12/31/2003           22.51               678        1.12         1.12             0.01           38
--------------- ----------          ------         ---------        ----         ----             ----           --

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-January 3, 1995
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 9

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Growth Stock ("the Fund"), part of ATSF, began operations as T. Rowe Price Growth Stock Portfolio, a part of the Endeavor Series Trust, on January 3, 1995. The Fund became a part of ATSF on May 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $11 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Growth Stock 10

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $18 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit implemented January 1, 2003:

    0.89% Expense Limit

The sub-advisor, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the ATSF and IDEX mutual funds. The amount of the discount received by the fund at December 31, 2003 was $12.

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          T. Rowe Price Growth Stock 11

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for provid-ing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $11. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 121,344
  U.S. Government                                        2,724
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   93,195
  U.S. Government                                        6,359

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $  -
     Undistributed net investment income (loss)          (102)
     Undistributed net realized capital gains (loss)      102

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 101
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                  168
       Long-term capital gains            -


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Growth Stock 12

T. Rowe Price Growth Stock

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $     462
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (34,262)
                                                    =========
     Post October Currency Loss                     $      19
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  50,068
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
$     18,759   December 31, 2009
      11,175   December 31, 2010
       4,328   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 287,176
                                                    =========
     Unrealized Appreciation                        $  53,330
     Unrealized (Depreciation)                         (3,262)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  50,068
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Growth Stock 13

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
T. Rowe Price Growth Stock

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         T. Rowe Price Growth Stock 14

 T. Rowe Price Small Cap

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Small-cap growth stocks rose strongly and outperformed other investment styles in 2003 -- the first positive year for the U.S. equity market since 1999. After declining for most of the first quarter, shares surged and investor sentiment abruptly turned bullish as a swift U.S.-led invasion of Iraq was followed by a new round of tax cuts and a late-June reduction in the fed funds target rate to stimulate the economy. The rally accelerated as the year progressed because of stronger corporate earnings growth, meaningful evidence of economic improvement, and repeated assurances from Federal Reserve Board officials that short-term interest rates could remain low "for a considerable period" due to low inflation.

All major sectors within the small-cap growth universe produced gains. The information technology ("IT") sector fared among the best, thanks to a remarkable recovery in semiconductor stocks, though all underlying industries performed very well. Health care stocks posted healthy returns, led by providers and service companies. Consumer discretionary shares also performed well, with specialty retailers outpacing other industries. The main laggards were stocks in the consumer staples, and utilities sectors, which generally produced modest gains.

PERFORMANCE

For the year ended December 31, 2003, T. Rowe Price Small Cap returned 40.40%. By comparison its benchmark, the Russell 2000 Index returned 47.25%.

STRATEGY REVIEW

The IT sector, 28% of assets as of December 31, 2003, contributed the most to our results in 2003. Semiconductor stocks Intersil Corporation, Integrated Silicon Solution, Inc., and Semtech Corporation were among our top performers in this area. Traditional software companies generally produced strong returns, but Borland Software Corporation and Radiant Systems, Inc. were disappointing.

Our holdings in the health care sector, which represented 22% of assets, greatly added value over the last year. Health care providers and service companies fared best, led by Coventry Health Care, Inc., United Surgical Partners International, Inc., and Omnicare, Inc. Our pharmaceutical and biotechnology holdings generally helped portfolio performance, but equipment and supply companies lagged somewhat due to weakness in Thoratec Corporation and ICU Medical, Inc., which were among our largest detractors.

In the consumer discretionary sector, representing 18% of assets, most of our specialty retailers, particularly Cost Plus, Inc. and O'Reilly Automotive, Inc., contributed to our favorable results. Shares of restaurant operators were also robust, led by CEC Entertainment Inc., whose Chuck E. Cheese restaurants have done very well. Our media holdings lagged somewhat due to poor performance of Insight Communications Company, Inc. and Scholastic Corporation.

In the industrials and business services category, which represents 14% of assets, education-related stocks such as University of Phoenix Online and Education Management Corporation enjoyed a meteoric rise in 2003. Such companies have benefited from rising tuition costs, as well as increased demand from workers who, in a sluggish job market, have been seeking to upgrade their skills and enhance their career prospects.


/s/ Paul W. Wojcik
Paul W. Wojcik
Portfolio Manager
T. Rowe Price Associates, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 1

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Inception of 5/3/99 through 12/31/03

                    Initial Class     Russell 2000

      5/3/99          $10,000          $10,000
     6/30/99           11,200           10,605
     9/30/99           10,930            9,934
    12/31/99           13,849           11,767
     3/31/00           15,532           12,600
     6/30/00           14,830           12,124
     9/30/00           14,295           12,258
    12/31/00           12,679           11,411
     3/31/01           10,163           10,669
     6/30/01           12,156           12,193
     9/30/01            9,099            9,658
    12/31/01           11,448           11,695
     3/31/02           11,342           12,161
     6/30/02            9,528           11,145
     9/30/02            7,723            8,760
    12/31/02            8,317            9,299
     3/31/03            8,014            8,882
     6/30/03            9,841           10,962
     9/30/03           10,446           11,957
    12/31/03          $11,671          $13,694

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Initial Class         40.40%        3.38%       5/3/99
Russell 2000(1)       47.25%        6.96%       5/3/99
---------------       -----        -----        ------
Service Class             -        34.42%       5/1/03
---------------       -----        -----        ------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares.
     Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 2

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                          Shares                Value
                                                  ----------------------   ---------------
COMMON STOCKS (98.9%)
Air Transportation (1.6%)
  Atlantic Coast Airlines Holdings, Inc. (a)               96,500          $     955
  ExpressJet Holdings, Inc. (a)                            72,500              1,088
  Frontier Airlines, Inc. (a)                             264,900              3,777
  SkyWest, Inc.                                           170,900              3,097
Amusement & Recreation Services (1.2%)
  Alliance Gaming Corporation (a)                          87,900              2,167
  International Speedway
    Corporation-Class A                                    10,900                487
  Mandalay Resort Group                                    25,800              1,154
  Station Casinos, Inc.                                    61,500              1,884
  Westwood One, Inc. (a)                                   24,700                845
Apparel & Accessory Stores (1.9%)
  AnnTaylor, Inc. (a)                                      42,650              1,663
  Christopher & Banks Corporation                         117,100              2,287
  Hot Topic, Inc. (a)                                      72,400              2,133
  Pacific Sunwear of California, Inc. (a)                  73,493              1,552
  Ross Stores, Inc. (b)                                    86,200              2,278
  Talbots, Inc. (The)                                      15,900                489
Apparel Products (0.3%)
  Too, Inc. (a)(b)                                         94,300              1,592
Auto Repair, Services & Parking (0.4%)
  Dollar Thrifty Automotive Group, Inc. (a)                79,700              2,067
Automotive (1.0%)
  Gentex Corporation                                       61,000              2,694
  Oshkosh Truck Corporation                                57,700              2,944
Automotive Dealers & Service Stations (1.0%)
  Group 1 Automotive, Inc. (a)                             54,500              1,972
  O'Reilly Automotive, Inc. (a)                            77,600              2,977
  Sonic Automotive, Inc.                                   25,300                580
Beverages (0.2%)
  Boston Beer Company, Inc. (The)-Class A (a)              48,800                885
Business Services (3.2%)
  Catalina Marketing Corporation (a)                       28,600                577
  ChoicePoint Inc. (a)                                     77,600              2,956
  Digital Insight Corporation (a)(b)                      151,600              3,775
  Fair, Isaac and Company, Incorporated                    72,356              3,557
  Getty Images, Inc. (a)                                   42,100              2,110
  Rent-A-Center, Inc. (a)                                  75,950              2,269
  Valassis Communications, Inc. (a)                        22,900                672
  Websense, Inc. (a)(b)                                    52,600              1,538
Chemicals & Allied Products (0.3%)
  ATMI, Inc. (a)                                           73,300              1,696
Commercial Banks (2.3%)
  Boston Private Financial Holdings, Inc.                  98,600              2,449
  Community First Bankshares, Inc.                         53,600              1,551


                                                          Shares                Value
                                                  ----------------------   ---------------
Commercial Banks (continued)
  East West Bancorp, Inc.                                  34,700          $   1,863
  Silicon Valley Bancshares (a)                            35,900              1,295
  Southwest Bancorporation of Texas, Inc. (b)              48,900              1,900
  UCBH Holdings, Inc.                                      91,900              3,581
Communication (0.5%)
  Global Payments Inc.                                     44,760              2,109
  Insight Communications Company, Inc. (a)(b)              43,800                452
Communications Equipment (2.4%)
  Advanced Fibre Communications, Inc. (a)                  98,300              1,981
  Anaren Microwave, Inc. (a)                               70,100                990
  Centillium Communications, Inc. (a)                     413,700              2,329
  Inter-Tel, Incorporated                                 106,600              2,663
  Plantronics, Inc. (a)                                   131,600              4,297
  Powerwave Technologies, Inc. (a)(b)                      92,000                704
Computer & Data Processing Services (8.8%)
  Activision, Inc. (a)                                    106,400              1,936
  Actuate Corporation (a)                                 178,200                554
  Affiliated Computer Services, Inc.-
    Class A (a)(b)                                         25,200              1,372
  BARRA, Inc.                                              55,500              1,970
  Borland Software Corporation (a)                        187,200              1,821
  CACI International Inc.-Class A (a)                      50,500              2,455
  Cognizant Technology Solutions
    Corporation (a)                                        29,300              1,337
  Computer Programs and Systems, Inc.                     217,800              4,382
  Concord Communications, Inc. (a)                         55,500              1,108
  EarthLink, Inc. (a)                                     139,200              1,392
  EPIQ Systems, Inc. (a)                                   31,300                536
  F5 Networks, Inc. (a)                                    29,000                728
  FactSet Research Systems Inc. (b)                        68,100              2,602
  Henry (Jack) & Associates, Inc.                          76,300              1,570
  Hyperion Solutions Corporation (a)                       74,400              2,242
  Informatica Corporation (a)                              94,700                975
  InterCept, Inc. (a)(b)                                   43,800                495
  Macromedia, Inc. (a)                                     18,900                337
  MatrixOne, Inc. (a)                                      90,200                556
  Mercury Interactive Corporation (a)                       6,500                316
  MTC Technologies, Inc. (a)                               67,600              2,178
  National Instruments Corporation (b)                     45,000              2,046
  Netegrity, Inc. (a)(b)                                   86,700                894
  Network Associates, Inc. (a)                             51,100                769
  Packeteer, Inc. (a)                                     116,700              1,982
  Radiant Systems, Inc. (a)                                68,650                577
  Red Hat, Inc. (a)(b)                                     65,900              1,237
  SERENA Software, Inc. (a)(b)                            151,900              2,787
  SkillSoft PLC-ADR (a)                                    65,400                566
  SRA International, Inc.-Class A (a)                      80,000              3,448
  Symantec Corporation (a)(b)                              52,400              1,816
  Titan Corporation (The) (a)                              50,800              1,108


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                            T. Rowe Price Small Cap 3

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                           Shares                Value
                                                   ----------------------   ---------------
Computer & Office Equipment (1.8%)
  Avocent Corporation (a)                                   55,850          $   2,040
  Maxtor Corporation (a)                                   217,100              2,410
  Polycom, Inc. (a)                                        114,712              2,239
  SanDisk Corporation (a)                                   53,100              3,247
Construction (1.4%)
  D.R. Horton, Inc.                                         25,661              1,110
  Insituform Technologies, Inc.-Class A (a)(b)              82,800              1,366
  M.D.C. Holdings, Inc. (b)                                 29,990              1,934
  Standard Pacific Corp.                                    20,000                971
  Toll Brothers, Inc. (a)                                   58,500              2,326
Drug Stores & Proprietary Stores (0.7%)
  Omnicare, Inc.                                            95,300              3,849
Educational Services (3.3%)
  Career Education Corporation (a)                          75,100              3,009
  Corinthian Colleges, Inc. (a)                             48,700              2,706
  DeVRY Inc. (a)                                           106,000              2,664
  Education Management Corporation (a)                     128,800              3,998
  ITT Educational Services, Inc. (a)                        40,300              1,893
  University of Phoenix Online (a)                          54,333              3,745
Electrical Goods (0.1%)
  Hughes Supply, Inc.                                       12,100                600
Electronic & Other Electric Equipment (0.3%)
  Harman International Industries,
    Incorporated                                            25,400              1,879
Electronic Components & Accessories (6.5%)
  Aeroflex Incorporated (a)                                308,800              3,610
  AMIS Holdings, Inc. (a)                                   35,000                640
  Exar Corporation (a)                                     103,100              1,761
  Integrated Circuit Systems, Inc. (a)                      78,400              2,234
  Integrated Silicon Solution, Inc. (a)                    123,800              1,940
  Intersil Corporation-Class A                             135,360              3,364
  KEMET Corporation (a)                                     65,600                898
  Kopin Corporation (a)                                     89,800                603
  Lattice Semiconductor Corporation (a)                    102,800                995
  Mercury Computer Systems, Inc. (a)                       116,700              2,906
  Micrel, Incorporated (a)                                  66,600              1,038
  Microchip Technology Incorporated                          9,637                321
  OmniVision Technologies, Inc. (a)                         37,200              2,055
  Pericom Semiconductor Corporation (a)                     93,400                996
  Plexus Corp. (a)(b)                                      140,400              2,411
  REMEC, Inc. (a)                                           63,700                536
  Semtech Corporation (a)                                  102,100              2,321
  Silicon Storage Technology, Inc. (a)                     111,200              1,223
  Skyworks Solutions, Inc. (a)                              75,000                653
  Technitrol, Inc. (a)                                      72,000              1,493
  Tessera Technologies, Inc. (a)                            72,000              1,354
  TriQuint Semiconductor, Inc. (a)                          99,161                701
  Zoran Corporation (a)(b)                                  71,882              1,250


                                                           Shares                Value
                                                   ----------------------   ---------------
Environmental Services (0.7%)
  Stericycle, Inc. (a)(b)                                   40,700          $   1,901
  Waste Connections, Inc. (a)                               54,100              2,043
Fabricated Metal Products (0.2%)
  Simpson Manufacturing Co., Inc. (a)                       22,000              1,119
Food & Kindred Products (0.3%)
  American Italian Pasta Company-
    Class A (a)(b)                                           6,300                264
  Horizon Organic Holding Corporation (a)                   39,500                946
  Peet's Coffee & Tea, Inc. (a)                             29,700                517
Food Stores (0.3%)
  Whole Foods Market, Inc. (a)(b)                           25,100              1,685
Furniture & Fixtures (0.2%)
  La-Z-Boy Incorporated                                     57,700              1,211
Furniture & Home Furnishings Stores (1.4%)
  Cost Plus, Inc. (a)(b)                                    86,650              3,553
  Pier 1 Imports, Inc.                                      89,400              1,954
  Williams-Sonoma, Inc. (a)                                 54,800              1,905
Health Services (4.1%)
  Accredo Health, Incorporated (a)                         120,450              3,807
  AMN Healthcare Services, Inc. (a)(b)                      42,749                734
  AmSurg Corp. (a)                                          47,400              1,796
  Caremark Rx, Inc. (a)(b)                                  51,200              1,297
  Community Health Systems, Inc. (a)                        44,500              1,183
  DaVita Inc. (a)                                           70,300              2,742
  Hooper Holmes, Inc.                                       14,000                 87
  LifePoint Hospitals, Inc. (a)(b)                          93,500              2,754
  Manor Care, Inc. (b)                                      44,300              1,531
  Odyssey HealthCare, Inc. (a)(b)                           33,400                977
  Renal Care Group, Inc. (a)                                34,000              1,401
  Triad Hospitals, Inc. (a)                                 27,900                928
  United Surgical Partners International,
    Inc. (a)(b)                                             96,600              3,234
Holding & Other Investment Offices (0.3%)
  4Kids Entertainment, Inc. (a)                             10,600                276
  Redwood Trust, Inc. (b)                                   25,600              1,302
Industrial Machinery & Equipment (3.7%)
  Cooper Cameron Corporation (a)                             7,100                331
  Cymer, Inc. (a)(b)                                        73,100              3,376
  Engineered Support Systems, Inc.                          76,900              4,235
  FMC Technologies, Inc. (a)                                29,900                697
  National-Oilwell, Inc. (a)                                51,400              1,149
  Oil States International, Inc. (a)                        79,500              1,108
  Varco International Inc. (a)                              77,200              1,593
  Varian Semiconductor Equipment
    Associates, Inc. (a)                                    72,000              3,146
  Zebra Technologies Corporation-
    Class A (a)                                             68,050              4,516


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                T. Rowe Price Small Cap 4

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                            Shares                Value
                                                    ----------------------   ---------------
Instruments & Related Products (4.8%)
  August Technology Corporation (a)                          51,800          $     961
  Avid Technology, Inc. (a)                                  50,700              2,434
  Cognex Corporation                                         63,300              1,788
  Coherent, Inc. (a)                                         44,600              1,061
  Cohu, Inc.                                                 54,200              1,038
  Cytyc Corporation (a)                                      66,600                916
  Dionex Corporation (a)                                     55,750              2,566
  FLIR Systems, Inc. (a)(b)                                  83,900              3,062
  Fossil, Inc. (a)                                           42,275              1,184
  Herley Industries, Inc. (a)                                61,300              1,269
  Mettler-Toledo International Inc. (a)                      23,100                975
  Newport Corporation (a)                                    17,200                284
  Pinnacle Systems, Inc. (a)                                217,700              1,857
  Rudolph Technologies, Inc. (a)(b)                          24,700                606
  SBS Technologies, Inc. (a)                                 56,800                836
  STAAR Surgical Company (a)                                165,000              1,858
  Varian, Inc. (a)                                           79,300              3,309
Insurance (3.5%)
  Coventry Health Care, Inc. (a)                             55,800              3,599
  First Health Group Corp. (a)                              121,400              2,362
  Max Re Capital Ltd.                                        87,600              1,966
  PMI Group, Inc. (The)                                      27,400              1,020
  RenaissanceRe Holdings Ltd. (b)                            56,400              2,766
  StanCorp Financial Group, Inc.                             27,600              1,735
  Triad Guaranty Inc. (a)                                    70,900              3,570
  WellChoice, Inc. (a)                                       59,900              2,067
Insurance Agents, Brokers & Service (0.6%)
  AdvancePCS (a)                                             34,700              1,827
  Brown & Brown, Inc. (b)                                    42,300              1,379
Leather & Leather Products (0.2%)
  Timberland Company (The)-Class A (a)                       22,400              1,166
Management Services (1.6%)
  Advisory Board Company (The) (a)                           57,500              2,007
  Corporate Executive Board Company
    (The) (a)(b)                                            101,500              4,737
  Exult, Inc. (a)(b)                                        296,300              2,110
Manufacturing Industries (0.2%)
  JAKKS Pacific, Inc. (a)                                    50,400                663
  Marvel Enterprises, Inc. (a)(b)                            20,500                597
Medical Instruments & Supplies (3.8%)
  Advanced Neuromodulation Systems,
    Inc. (a)(b)                                              24,500              1,127
  Apogent Technologies, Inc. (a)                             64,800              1,493
  Conceptus, Inc. (a)(b)                                     41,000                435
  Cyberonics, Inc. (a)(b)                                    11,800                378
  DENTSPLY International Inc.                                43,600              1,969
  ICU Medical, Inc. (a)(b)                                   70,400              2,413
  INAMED Corporation (a)                                     71,650              3,443


                                                            Shares                Value
                                                    ----------------------   ---------------
Medical Instruments & Supplies (continued)
  Mentor Corporation                                         21,800          $     525
  Respironics, Inc. (a)                                      70,100              3,161
  STERIS Corporation (a)                                    162,200              3,666
  Thoratec Corporation (a)                                  178,800              2,326
Mortgage Bankers & Brokers (0.2%)
  Doral Financial Corporation                                40,425              1,305
Motion Pictures (0.9%)
  CNET Networks, Inc. (a)                                    82,100                560
  Macrovision Corporation (a)                               181,700              4,105
Oil & Gas Extraction (4.8%)
  Atwood Oceanics, Inc. (a)                                   7,400                236
  Brown (Tom), Inc. (a)                                     106,300              3,428
  Cabot Oil & Gas Corporation-Class A                        54,100              1,588
  Cal Dive International, Inc. (a)                          106,800              2,575
  Core Laboratories NV (a)                                   16,300                272
  Evergreen Resources, Inc. (a)(b)                           86,900              2,825
  Global Industries, Ltd. (a)                               210,400              1,084
  Grey Wolf, Inc. (a)                                       664,500              2,485
  Helmerich & Payne, Inc.                                    43,900              1,226
  Key Energy Services, Inc. (a)                              29,200                301
  Patterson-UTI Energy, Inc. (a)                             86,700              2,854
  Pride International, Inc. (a)(b)                           27,600                514
  Spinnaker Exploration Company (a)(b)                       56,700              1,830
  Stone Energy Corporation (a)                               58,100              2,466
  Unit Corporation (a)                                      115,100              2,711
Personal Credit Institutions (0.1%)
  First Marblehead Corporation (a)                           26,700                584
Pharmaceuticals (9.1%)
  Abgenix, Inc. (a)                                          78,900                983
  Albany Molecular Research, Inc. (a)                        79,200              1,190
  Alkermes, Inc. (a)                                         64,000                864
  Andrx Corporation-Andrx Group (a)                          32,200                774
  Bradley Pharmaceuticals, Inc. (a)(b)                       20,300                516
  Celgene Corporation (a)                                    41,200              1,855
  Cephalon, Inc. (a)(b)                                      27,914              1,351
  Charles River Laboratories, Inc. (a)                      101,800              3,495
  Digene Corporation (a)                                     44,900              1,800
  Eon Labs, Inc. (a)(b)                                      57,700              2,940
  Gilead Sciences, Inc. (a)                                  21,200              1,233
  Human Genome Sciences, Inc. (a)                            91,300              1,210
  ICOS Corporation (a)(b)                                    49,400              2,039
  IDEXX Laboratories, Inc. (a)(b)                            16,500                764
  Invitrogen Corporation (a)                                 45,800              3,206
  K-V Pharmaceutical Company-
    Class A (a)(b)                                           90,700              2,313
  Martek Biosciences Corp. (a)(b)                            43,100              2,800
  Medicis Pharmaceutical
    Corporation-Class A (b)                                  52,900              3,772


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                                T. Rowe Price Small Cap 5

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                              Shares                Value
                                                      ----------------------   ---------------
Pharmaceuticals (continued)
  Neurocrine Biosciences, Inc. (a)(b)                          47,300          $   2,580
  Noven Pharmaceuticals, Inc. (a)                             151,700              2,307
  Pharmaceutical Resources, Inc. (a)                           16,700              1,088
  Priority Healthcare Corporation-
    Class B (a)                                                85,700              2,066
  Protein Design Labs, Inc. (a)(b)                             37,000                662
  SICOR Inc. (a)                                               76,600              2,084
  Taro Pharmaceutical Industries Ltd. (a)                      44,200              2,851
  Techne Corporation (a)                                       63,100              2,384
  Vertex Pharmaceuticals Incorporated (a)                      33,650                344
Primary Metal Industries (0.5%)
  Lone Star Technologies, Inc. (a)                             45,700                730
  Maverick Tube Corporation (a)                               104,900              2,019
Printing & Publishing (0.7%)
  Scholastic Corporation (a)(b)                               110,700              3,768
Radio & Television Broadcasting (1.9%)
  Cox Radio, Inc.-Class A (a)                                  79,300              2,001
  Emmis Communications
    Corporation-Class A (a)                                    85,500              2,313
  Entercom Communications Corp. (a)                            17,800                943
  Radio One, Inc.-Class D (a)(b)                              157,400              3,038
  Regent Communications, Inc. (a)                             126,600                804
  Spanish Broadcasting System, Inc. (a)                       103,600              1,088
Radio, Television & Computer Stores (0.3%)
  GameStop Corp. (a)                                           39,100                603
  Tweeter Home Entertainment Group,
    Inc. (a)                                                   96,700                914
  Ultimate Electronics, Inc. (a)                               17,100                130
Research & Testing Services (1.2%)
  Forrester Research, Inc. (a)                                124,800              2,230
  Pharmaceutical Product
    Development, Inc. (a)                                      72,800              1,963
  Symyx Technologies, Inc. (a)                                111,700              2,295
Restaurants (2.6%)
  CEC Entertainment Inc. (a)                                   69,200              3,279
  Cheesecake Factory Incorporated
    (The) (a)(b)                                               42,300              1,862
  P.F. Chang's China Bistro, Inc. (a)                          65,100              3,312
  RARE Hospitality International, Inc. (a)                     95,475              2,333
  Ruby Tuesday, Inc.                                           59,100              1,684
  Sonic Corp. (a)                                              54,175              1,659
Retail Trade (1.8%)
  A.C. Moore Arts & Crafts, Inc. (a)                          125,800              2,423
  Insight Enterprises, Inc. (a)                               119,100              2,239
  Michaels Stores, Inc.                                        36,900              1,631
  PETsMART, Inc.                                              115,600              2,751
  Schein (Henry), Inc. (a)                                     10,200                689


                                                              Shares                Value
                                                      ----------------------   ---------------
Rubber & Misc. Plastic Products (0.5%)
  Entegris, Inc. (a)                                          152,200          $   1,956
  VANS, INC. (a)                                               79,700                909
Savings Institutions (0.4%)
  IndyMac Bancorp, Inc. (b)                                    70,800              2,109
Security & Commodity Brokers (2.2%)
  Affiliated Managers Group, Inc. (a)(b)                       45,200              3,145
  Eaton Vance Corp.                                            44,400              1,627
  Investment Technology Group, Inc. (a)                        65,450              1,057
  Investors Financial Services Corp.                           90,800              3,488
  Legg Mason, Inc.                                             12,400                957
  Waddell & Reed Financial, Inc.-Class A                       70,450              1,653
Social Services (0.5%)
  Bright Horizons Family Solutions, Inc. (a)                   65,000              2,730
Stone, Clay & Glass Products (0.2%)
  Cabot Microelectronics Corporation (a)(b)                    23,781              1,165
Telecommunications (0.9%)
  Nextel Partners, Inc.-Class A (a)(b)                        316,400              4,256
  NII Holdings, Inc. (a)(b)                                     6,500                485
Transportation & Public Utilities (1.2%)
  Expeditors International of
    Washington, Inc.                                            9,000                339
  Forward Air Corporation (a)                                  96,900              2,665
  UTI Worldwide, Inc.                                          91,000              3,452
Trucking & Warehousing (1.2%)
  Covenant Transport, Inc.-Class A (a)(b)                      66,400              1,262
  Iron Mountain Incorporated (a)(b)                           113,400              4,484
  Swift Transportation Co., Inc. (a)                           43,900                923
Variety Stores (0.5%)
  Dollar Tree Stores, Inc. (a)                                 29,650                891
  Family Dollar Stores, Inc.                                   13,900                499
  Fred's, Inc. (b)                                             39,350              1,219
Wholesale Trade Durable Goods (1.2%)
  Patterson Dental Company (a)(b)                              46,300              2,971
  SCP Pool Corporation (a)                                    113,425              3,707
Wholesale Trade Nondurable Goods (0.9%)
  Performance Food Group Company (a)(b)                        38,400              1,389
  SunOpta Inc. (a)                                            125,800              1,161
  United Natural Foods, Inc. (a)                               59,000              2,119
                                                                               ---------
Total Common Stocks (cost: $455,984)
                                                                                 539,810
                                                                               ---------


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 6

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                                          Principal               Value
                                                   -----------------------   ---------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.1%)
  U.S. Treasury Bill
    1.02%, due 02/12/2004                                $       100         $     100
    0.99%, due 03/04/2004                                        200               200
                                                                             ---------
Total Short-Term U.S. Government Obligations (cost: $300)                          300
                                                                             ---------
SECURITY LENDING COLLATERAL (16.0%)
Debt (12.7%)
Bank Notes (0.6%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                        412               412
  Fleet National Bank
    1.00%, due 01/21/2004                                      1,543             1,543
  National Bank of Commerce
    1.19%, due 04/21/2004                                      1,286             1,286
Commercial Paper (3.3%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                        772               772
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                        513               513
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                                        772               772
    1.09%, due 01/13/2004                                        514               514
    1.08%, due 02/05/2004                                      1,027             1,027
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                      1,283             1,283
    1.09%, due 01/09/2004                                        772               772
    1.08%, due 01/16/2004                                      1,024             1,024
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                      1,285             1,285
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                      1,284             1,284
    1.09%, due 02/06/2004                                      1,284             1,284
    1.10%, due 02/09/2004                                        750               750
  Jupiter Securitization
    Corporation-144A
    1.08%, due 02/02/2004                                      1,284             1,284
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                        772               772
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                      1,491             1,491
    1.08%, due 02/17/2004                                      2,566             2,566
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                        514               514
Euro Dollar Overnight (0.7%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                      2,572             2,571
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                        103               103
    1.08%, due 01/06/2004                                        977               977


                                                          Principal               Value
                                                   -----------------------   ---------------
Euro Dollar Terms (3.2%)
  Bank of Montreal
    1.06%, due 01/15/2004                                $       502         $     502
    1.06%, due 02/17/2004                                      1,029             1,029
  Bank of Scotland
    1.06%, due 04/02/2004                                        772               772
  Citigroup Inc.
    1.10%, due 01/22/2004                                        772               772
    1.09%, due 02/06/2004                                      1,029             1,029
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                        514               514
  Den Danske Bank
    1.08%, due 01/20/2004                                      2,572             2,571
    1.02%, due 01/30/2004                                      1,286             1,286
  Royal Bank of Canada
    1.05%, due 02/27/2004                                      2,572             2,572
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                      1,543             1,543
    1.08%, due 01/15/2004                                        514               514
    1.08%, due 01/20/2004                                        257               257
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                        257               257
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                      1,543             1,543
  Wells Fargo & Company
    1.04%, due 01/30/2004                                      2,058             2,058
Master Notes (0.9%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                      1,029             1,029
    1.14%, due 09/08/2004                                      1,543             1,543
  Morgan Stanley
    1.05%, due 06/21/2004                                      2,469             2,469
Medium Term Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                      2,572             2,572
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                        772               772
Repurchase Agreements (3.4%)(c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,018 on 01/02/2004                  6,018             6,018
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $8,179 on 01/02/2004                  8,179             8,179
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,887 on 01/02/2004                  4,887             4,887


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 7

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares          Value
                                              ------------   ------------
Investment Companies (3.3%)
Money Market Funds (3.3%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                        1,261,619     $   1,262
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                        3,080,336         3,080
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.98%                       13,394,321        13,394
                                                              ---------
Total Security Lending Collateral (cost: $87,223)                87,223
                                                              ---------
Total Investment Securities (cost: $543,507)                  $ 627,333
                                                              =========


SUMMARY:
  Investments, at value                          115.0 %     $ 627,333
  Liabilities in excess of other assets          (15.0)%       (81,853)
                                                 -----       ---------
  Net assets                                     100.0 %     $ 545,480
                                                 =====       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $84,168.
(c) Cash collateral for the Repurchase Agreements, valued at $19,466, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 8

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $543,507)
     (including $84,168 of securities loaned)                 $627,333
  Cash                                                           6,322
  Receivables:
     Investment securites sold                                     780
     Interest                                                        4
     Dividends                                                     110
  Other                                                             83
                                                              ---------
                                                               634,632
                                                              ---------
Liabilities:
  Investment securities purchased                                1,496
  Accounts payable and accrued liabilities:
     Management and advisory fees                                  348
     Distribution fees                                               1
  Payable for collateral for securities on loan                 87,223
  Other                                                             84
                                                              ---------
                                                                89,152
                                                              ---------
Net Assets                                                    $545,480
                                                              =========
Net Assets Consist of:
  Capital stock, 100,000 shares authorized ($.01 par value)   $    488
  Additional paid-in capital                                   474,816
  Undistributed net investment income (loss)                         -
  Accumulated net realized gain (loss) from investment
     securities and futures contracts                          (13,650)
  Net unrealized appreciation (depreciation) on investment
     securities                                                 83,826
                                                              ---------
Net Assets                                                    $545,480
                                                              =========
Shares Outstanding:
  Initial Class                                                 48,620
  Service Class                                                    138
Net Asset Value and Offering Price Per Share:
  Initial Class                                               $  11.19
  Service Class                                                  11.17

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                              $    27
  Dividends                                                 685
  Income from loaned securities-net                          64
     Less withholding taxes on foreign dividends             (2)
                                                        --------
                                                            774
                                                        --------
Expenses:
  Management and advisory fees                            2,169
  Transfer agent fees                                         2
  Printing and shareholder reports                           57
  Custody fees                                               44
  Administration fees                                        20
  Legal fees                                                  3
  Auditing and accounting fees                               10
  Directors fees                                              8
  Other                                                       4
  Service fees:
     Service Class                                            1
                                                        --------
  Total expenses                                          2,318
                                                        --------
Net Investment Income (Loss)                             (1,544)
                                                        --------
Net Realized Gain (Loss) from:
  Investment securities                                    (744)
  Futures contracts                                         770
                                                        --------
                                                             26
                                                        --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  98,000
  Futures contracts                                          12
                                                        --------
                                                         98,012
                                                        --------
Net Gain (Loss) on Investment Securities and Futures
  Contracts                                              98,038
                                                        --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                       $96,494
                                                        ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 9

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)


                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $  (1,544)       $    (589)
  Net realized gain (loss) from
     investment securities and futures
     contracts                                             26           (9,409)
  Net unrealized appreciation
     (depreciation) on investment
     securities and futures contracts                  98,012          (14,089)
                                                    ---------        ---------
                                                       96,494          (24,087)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                    390,168          128,054
     Service Class                                      1,574                -
                                                    ---------        ---------
                                                      391,742          128,054
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (57,908)         (46,757)
     Service Class                                       (157)               -
                                                    ---------        ---------
                                                      (58,065)         (46,757)
                                                    ---------        ---------
                                                      333,677           81,297
                                                    ---------        ---------
Net increase (decrease) in net assets                 430,171           57,210
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   115,309           58,099
                                                    ---------        ---------
  End of year                                       $ 545,480        $ 115,309
                                                    =========        =========
Undistributed Net Investment
  Income (Loss)                                     $       -        $       -
                                                    =========        =========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                     40,429           14,455
     Service Class                                        153                -
                                                    ---------        ---------
                                                       40,582           14,455
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                     (6,272)          (5,289)
     Service Class                                        (15)               -
                                                    ---------        ---------
                                                       (6,287)          (5,289)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                          34,295            9,166
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 10

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003     $  7.97       $ (0.05)        $   3.27       $   3.22
                12/31/2002       10.97         (0.07)           (2.93)         (3.00)
                12/31/2001       12.15         (0.08)           (1.10)         (1.18)
                12/31/2000       13.41         (0.08)           (1.04)         (1.12)
                12/31/1999       10.00         (0.03)            3.87           3.84
--------------- ----------     -------       -------         --------       --------
Service Class   12/31/2003        8.31         (0.05)            2.91           2.86
--------------- ----------     -------       -------         --------       --------

                For a share outstanding throughout each period (a)
                --------------------------------------------------
                             Distributions
                ---------------------------------------
                                                         Net Asset
                  From Net    From Net                    Value,
                 Investment   Realized       Total          End
                   Income       Gains    Distributions   of Period
                ------------ ---------- --------------- ----------
Initial Class    $       -       $ -       $       -     $  11.19
                         -         -               -         7.97
                         -         -               -        10.97
                     (0.14)        -           (0.14)       12.15
                     (0.43)        -           (0.43)       13.41
---------------  ---------       ---       ---------     --------
Service Class            -         -               -        11.17
---------------  ---------       ---       ---------     --------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           40.40%        $ 543,942        0.80%        0.80%           (0.54)%           17%
                12/31/2002          (27.35)          115,309        0.96         0.96            (0.75)            39
                12/31/2001           (9.71)           58,099        1.00         1.05            (0.73)            42
                12/31/2000           (8.45)           30,024        1.00         1.14            (0.57)            65
                12/31/1999           38.49             9,824        1.00         2.46            (0.44)           159
--------------- ----------          ------         ---------        ----         ----            -----            ---
Service Class   12/31/2003           34.42             1,538        1.05         1.05            (0.74)            17
--------------- ----------          ------         ---------        ----         ----            -----            ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-May 3, 1999
        Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 11

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Small Cap ("the Fund"), part of ATSF, began operations on May 3, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $27 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 12

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $37 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at December 31, 2003, if any, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                                 Net          % of
                                               Assets      Net Assets
                                             ----------   -----------
Asset Allocation-Conservative Portfolio       $ 23,312          4%
Asset Allocation-Growth Portfolio               63,141         12%
Asset Allocation-Moderate Portfolio             84,741         16%
Asset Allocation-Moderate Growth Portfolio     108,994         20%
                                                               --
                                                               52%
                                                               ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.75% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

The sub-advisor, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the ATSF and IDEX mutual funds. The amount of the discount received by the fund at December 31, 2003 was $16.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 13

T. Rowe Price Small Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $19. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 379,359
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   49,694
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (1,581)
     Undistributed net investment income (loss)             1,544
     Undistributed net realized capital gains (loss)           37

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (12,124)
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  82,300
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
    $   11     December 31, 2008
     2,730     December 31, 2009
     8,881     December 31, 2010
       502     December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 545,033
                                                    =========
     Unrealized Appreciation                        $  90,160
     Unrealized (Depreciation)                         (7,860)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  82,300
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 14

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small Cap (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           T. Rowe Price Small Cap 15

Van Kampen Asset Allocation

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

World financial markets ended the year with one of the best performances in three years despite a turbulent first half marked by geopolitical fears, economic uncertainties and the threat of SARS. Equity markets staged an impressive rally during the second half on a wave of investor enthusiasm following the end of the Iraq war and massive liquidity stimulus. The rally was further supported by evidence of a synchronized global recovery, as stronger demand emerged in Asia and Europe. Even news of Wall Street scandals in the fourth quarter, which in prior years would have sent markets reeling, could not deflate investor enthusiasm. In a reversal of fortune, the three-year bond rally came to an end when bond and equity returns decoupled in the third quarter. The 10-Year Treasury yield rose to 4.3% by year-end from a historic low of 3.1% in June as the specter of deflation faded. Defying most analysts' forecasts of single-digit equity returns for 2003, the Standard and Poor's 500 Composite Stock Index ("S&P 500") rose over 28%, while the Lehman Brothers Aggregate Bond Index returned 4.10% for the year.

PERFORMANCE

For the year ended December 31, 2003, Van Kampen Asset Allocation returned 21.08%. By comparison its primary benchmark, the S&P 500 and its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index returned 28.67% and 4.31%, respectively.

STRATEGY REVIEW

The portfolio provides active asset allocation management using equity and fixed-income strategies in a single portfolio. We shift assets as relative opportunities change by using as a starting point a neutral allocation of 65% equity, 30% fixed-income and 5% U.S. Treasury Bills. Our asset allocation team utilizes a variety of quantitative and qualitative measures to determine the relative attractiveness of global asset classes, markets, sectors, and styles.

The portfolio's asset allocation decision was the largest contributor to performance. We entered the year with a overweight to equities based on attractive valuations and oversold sentiment. Overall, our constructive stance on equities was favorable for the year, as equities outperformed.

The portfolio's opportunistic investments, particularly in Asia and emerging markets contributed strongly to results, as these regions outperformed the U.S. in the second half. These opportunistic regions benefited from excess liquidity and improved global growth.

Within fixed income, exposure to high yield added significantly to returns. High yield bonds delivered stellar returns, highlighting investors' increased risk appetite and stronger economic growth.

U.S. sector selection was the largest detractor from results. We approached the year with a pro-cyclical orientation, particularly overweight in technology that benefited the portfolio given technology's outperformance. However, during the second half we rotated from cyclicals to defensive sectors. Our sector allocation decision was not rewarded, as cyclicals remained the market leaders for the year.

The current environment of strong growth accompanied by high liquidity historically has proven supportive for the economy, corporate profits and equities. While the Federal Reserve Board typically tightens monetary policy following such robust periods of growth, we believe a longer reprieve will be granted in this cycle given remaining uncertainties, particularly the weak labor market. With both valuations and economic dynamics favoring equities relative to bonds, we remain overweight in equities and underweight in bonds relative to the benchmark. We continue to search for areas outside the U.S. that offer favorable valuations and are more attractively priced for a moderate growth environment. We prefer Europe, except the United Kingdom, Japan, Hong Kong, and the emerging markets. Within U.S. sectors we have reduced exposure to higher beta sectors in favor of groups that offer more stable growth supported by high free cash flows, solid return on equity, strong sales growth, and relatively cheap valuations.


/s/ Francine J. Bovich
Francine J. Bovich


/s/ Que T. Nguyen
Que T. Nguyen
Co-Portfolio Managers
Morgan Stanley Investment Management Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 1

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                        Initial Class         S&P 500                LBIGC

 12/31/93                 $10,000             $10,000              $10,000
  3/31/94                   9,699               9,622                9,797
  6/30/94                   9,331               9,662                9,738
  9/30/94                   9,584              10,133                9,818
 12/31/94                   9,472              10,132                9,807
  3/31/95                   9,879              11,117               10,237
  6/30/95                  10,898              12,177               10,749
  9/30/95                  11,584              13,144               10,926
 12/31/95                  11,642              13,934               11,311
  3/31/96                  12,157              14,682               11,216
  6/30/96                  12,653              15,340               11,287
  9/30/96                  13,075              15,814               11,487
 12/31/96                  13,716              17,132               11,768
  3/31/97                  13,483              17,592               11,755
  6/30/97                  15,283              20,661               12,101
  9/30/97                  16,264              22,208               12,428
 12/31/97                  16,478              22,845               12,694
  3/31/98                  18,234              26,029               12,892
  6/30/98                  18,741              26,889               13,135
  9/30/98                  16,944              24,219               13,725
 12/31/98                  19,508              29,373               13,766
  3/31/99                  20,497              30,836               13,739
  6/30/99                  21,437              33,009               13,685
  9/30/99                  21,318              30,950               13,811
 12/31/99                  24,658              35,553               13,819
  3/31/00                  26,511              36,368               14,026
  6/30/00                  25,983              35,404               14,264
  9/30/00                  25,792              35,061               14,674
 12/31/00                  23,195              32,319               15,217
  3/31/01                  20,539              28,490               15,732
  6/30/01                  21,777              30,156               15,838
  9/30/01                  19,968              25,732               16,567
 12/31/01                  21,558              28,481               16,581
  3/31/02                  21,146              28,560               16,544
  6/30/02                  19,146              24,735               17,132
  9/30/02                  16,764              20,465               17,908
 12/31/02                  18,027              22,189               18,211
  3/31/03                  17,634              21,489               18,486
  6/30/03                  19,766              24,797               18,989
  9/30/03                  20,196              25,453               18,985
 12/31/03                 $21,827             $28,550              $18,996

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                From       Inception
                     1 year        5 years      10 years     Inception       Date
                  -----------   ------------   ----------   -----------   ----------
Initial Class         21.08%         2.27%         8.12%        9.45%       4/8/91
S&P 500(1)            28.67%        (0.57)%       11.06%       11.16%       4/8/91
LBIGC(1)               4.31%         6.65%         6.63%        7.38%       4/8/91
------                -----         -----         -----        -----        ------
Service Class             -             -             -        16.14%       5/1/03
---------------       -----         -----         -----        -----        ------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003
     - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

The historical information of periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-advisor since May 1, 1998. Prior to that date, a different firm managed the portfolio. Performance prior to May 1, 1998 is attributable to that firm.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 2

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts in thousands)

                                          Principal              Value
                                   ----------------------   --------------
U.S. GOVERNMENT OBLIGATIONS (7.5%)
  U.S. Government Strips
    0.00%, due 05/15/2011                $    2,400            $   1,778
  U.S. Treasury Bond
    5.00%, due 08/15/2011                     3,400                3,638
    8.13%, due 08/15/2019                     1,200                1,621
    8.13%, due 08/15/2021                       875                1,193
    7.63%, due 02/15/2025                       150                  198
    6.13%, due 08/15/2029                       150                  170
  U.S. Treasury Note
    5.63%, due 05/15/2008                       800                  886
    6.50%, due 02/15/2010                     2,000                2,324
  U.S. Treasury Note (b)
    7.88%, due 11/15/2004                     3,650                3,858
    3.50%, due 11/15/2006                     2,750                2,841
                                                               ---------
Total U.S. Government Obligations (cost: $18,402)                 18,507
                                                               ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (15.2%)
  Fannie Mae
    2.12%, due 10/25/2042                       191                  190
  Fannie Mae-Conventional Pool
    10.00%, due 11/01/2018                      142                  159
    11.00%, due 09/01/2019                      141                  159
    9.00%, due 07/01/2025                       122                  136
    9.00%, due 04/01/2026                       149                  166
    8.00%, due 10/01/2029                       226                  245
    8.00%, due 01/01/2030                       232                  251
    7.50%, due 02/01/2030                       132                  141
    8.00%, due 03/01/2030                         3                    3
    8.00%, due 03/01/2030                        37                   40
    8.00%, due 04/01/2030                         1                    2
    9.50%, due 04/01/2030                       297                  332
    7.50%, due 05/01/2030                       205                  219
    7.50%, due 06/01/2030                         1                    1
    7.50%, due 06/01/2030                         4                    4
    8.00%, due 06/01/2030                         5                    6
    8.00%, due 06/01/2030                        89                   96
    8.00%, due 07/01/2030                         5                    5
    7.50%, due 07/01/2030                         5                    5
    8.00%, due 07/01/2030                         6                    7
    8.50%, due 07/01/2030                        13                   15
    8.50%, due 07/01/2030                        36                   39
    8.00%, due 07/01/2030                        53                   57
    8.50%, due 07/01/2030                       157                  169
    8.00%, due 08/01/2030                         2                    2
    8.00%, due 08/01/2030                        48                   51
    8.00%, due 09/01/2030                        40                   43
    8.50%, due 09/01/2030                        62                   67
    8.00%, due 10/01/2030                        80                   87
    8.50%, due 10/01/2030                        91                   98
    8.00%, due 12/01/2030                        15                   16


                                          Principal              Value
                                   ----------------------   --------------
    8.50%, due 12/01/2030                $       31            $      34
    7.50%, due 12/01/2030                        67                   71
    8.50%, due 12/01/2030                       202                  218
    8.00%, due 01/01/2031                        17                   18
    8.00%, due 01/01/2031                        42                   46
    8.50%, due 01/01/2031                       101                  109
    8.00%, due 01/01/2031                       184                  199
    8.00%, due 02/01/2031                        45                   48
    8.00%, due 02/01/2031                       176                  191
    7.50%, due 03/01/2031                         6                    6
    8.00%, due 04/01/2031                        91                   98
    7.50%, due 07/01/2031                        14                   15
    8.00%, due 08/01/2031                        12                   13
    8.00%, due 11/01/2031                       177                  192
    7.00%, due 02/01/2032                     1,408                1,490
    7.00%, due 04/01/2032                       305                  323
    7.00%, due 04/01/2032                       349                  369
    7.50%, due 05/01/2032                         8                    9
    7.00%, due 05/01/2032                       123                  130
    6.00%, due 01/01/2034                       500                  517
  Fannie Mae-January TBA
    5.00%, due 01/01/2019                     1,200                1,224
    4.50%, due 01/01/2019                     1,200                1,201
    5.50%, due 01/01/2019                     1,450                1,502
    5.50%, due 01/01/2034                     1,650                1,671
    6.00%, due 01/01/2034                     2,350                2,429
    7.00%, due 01/01/2034                     2,925                3,096
    6.50%, due 01/01/2034                     8,500                8,888
  Freddie Mac
    5.13%, due 11/07/2013                       555                  553
    6.50%, due 08/01/2029                       623                  653
    6.50%, due 08/01/2033                       369                  386
  Freddie Mac-Conventional Pool
    9.50%, due 01/01/2017                       117                  130
  Freddie Mac-Gold Pool
    11.50%, due 05/01/2020                      141                  158
    7.50%, due 06/01/2027                         6                    7
    7.50%, due 11/01/2029                        80                   86
    8.50%, due 03/01/2030                       110                  118
    8.00%, due 06/01/2030                        10                   11
    7.50%, due 07/01/2030                       166                  178
    8.50%, due 08/01/2030                        14                   15
    8.50%, due 08/01/2030                        31                   33
    8.00%, due 09/01/2030                        25                   27
    8.50%, due 10/01/2030                        54                   59
    8.00%, due 11/01/2030                        83                   89
    7.50%, due 01/01/2031                       341                  366
    7.50%, due 06/01/2031                       585                  628
    8.50%, due 07/01/2031                       211                  227
    7.50%, due 09/01/2031                       248                  267
    7.50%, due 12/01/2031                        47                   50


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Asset Allocation 3

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                         Principal              Value
                                                  ----------------------   --------------
  Freddie Mac-Gold Pool (continued)
    7.50%, due 03/01/2032                               $      248         $     266
    7.50%, due 04/01/2032                                       70                76
    7.50%, due 05/01/2032                                       97               105
    7.50%, due 06/01/2032                                      173               185
    7.50%, due 10/01/2032                                       13                14
    6.50%, due 11/01/2032                                      719               753
    7.50%, due 11/01/2032                                    1,222             1,312
    6.50%, due 08/01/2033                                      919               962
  Freddie Mac-January TBA
    5.00%, due 01/01/2019                                      600               611
    7.50%, due 01/01/2031                                      150               161
  Ginnie Mae-FHA/VA Pool
    10.50%, due 12/15/2014                                      92               104
    9.50%, due 04/15/2017                                       13                15
    9.50%, due 05/15/2017                                       27                31
    9.50%, due 08/15/2017                                       74                83
    10.00%, due 08/15/2017                                     136               152
    9.50%, due 10/15/2017                                       26                30
    9.50%, due 11/15/2017                                       17                18
    9.50%, due 12/15/2017                                      110               123
    9.50%, due 07/15/2018                                       35                39
    9.50%, due 10/15/2018                                      103               116
    9.50%, due 09/15/2019                                       50                56
    9.00%, due 12/15/2019                                       93               104
    9.50%, due 06/15/2020                                      117               131
    10.00%, due 12/15/2020                                     154               172
    9.50%, due 12/15/2021                                      129               145
    10.00%, due 07/15/2022                                     122               136
    10.00%, due 02/15/2025                                      77                86
  Ginnie Mae (g)
    4.38%, due 02/20/2025                                       45                46
    4.38%, due 03/20/2025                                      128               130
    4.38%, due 04/20/2025                                       15                15
    4.38%, due 05/20/2025                                       17                17
    4.38%, due 06/20/2025                                       75                76
    4.38%, due 06/20/2025                                      134               137
    4.75%, due 07/20/2025                                       56                57
    4.75%, due 09/20/2027                                       32                33
    5.63%, due 10/20/2027                                       22                22
    5.63%, due 11/20/2027                                       46                47
    5.63%, due 12/20/2027                                       15                15
                                                                           ---------
Total U.S. Government Agency Obligations (cost: $37,190)                      37,540
                                                                           ---------
ASSET-BACKED SECURITIES (1.7%)
  American Express Credit Account Master Trust
    5.53%, due 10/15/2008                                      450               481
  Chase Credit Card Master Trust
    5.50%, due 11/17/2008                                      525               564
  Citibank Credit Card Issuance Trust
    7.45%, due 09/15/2007                                      185               200


                                                         Principal              Value
                                                  ----------------------   --------------
  Citibank Credit Card Issuance Trust
    6.88%, due 11/16/2009                               $      770         $     877
  DaimlerChrysler Auto Trust
    7.23%, due 01/06/2005                                      129               129
  DaimlerChrysler Auto Trust 2002-A
    2.90%, due 12/06/2004                                        5                 5
  Harley-Davidson Motorcycle Trust
    1.56%, due 05/15/2007                                      164               164
  Honda Auto Receivables Owner
    Trust-Series 2003-1
    1.46%, due 09/19/2005                                      236               236
  MBNA Master Credit Card Trust 1999-B
    5.90%, due 08/15/2011                                      285               314
  MBNA Master Credit Card Trust 2000-A
    7.35%, due 07/16/2007                                      540               574
  MBNA Master Credit Card Trust 2000-I
    6.90%, due 01/15/2008                                      270               291
  Nissan Auto Receivables 2001-C Owner Trust
    4.80%, due 02/15/2007                                      325               332
                                                                           ---------
Total Asset-Backed Securities (cost: $3,899)                                   4,167
                                                                           ---------
CORPORATE DEBT SECURITIES (5.9%)
Aerospace (0.1%)
  Boeing Company (The)
    6.63%, due 02/15/2038                                       70                73
  Boeing Company (The) (b)
    6.10%, due 03/01/2011                                       30                32
  Goodrich Corporation
    7.63%, due 12/15/2012                                       40                46
  Lockheed Martin Corporation
    8.50%, due 12/01/2029                                       15                20
    7.75%, due 05/01/2026                                       35                42
Air Transportation (0.3%)
  America West Airlines, Inc.
    7.10%, due 04/02/2021                                      261               277
  Continental Airlines, Inc.
    6.65%, due 09/15/2017                                       82                80
    6.55%, due 02/02/2019                                      152               150
  Southwest Airlines Co.
    5.50%, due 11/01/2006                                      105               112
Automotive (0.3%)
  DaimlerChrysler North America Holding
    Corporation
    7.30%, due 01/15/2012                                      115               128
    8.50%, due 01/18/2031                                      100               119
  Ford Motor Company
    6.63%, due 10/01/2028                                      380               350
  Honeywell International Inc.
    6.13%, due 11/01/2011                                       95               104


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Van Kampen Asset Allocation 4

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                    Principal              Value
                                             ----------------------   --------------
Business Credit Institutions (0.1%)
  CIT Group Inc.
    2.88%, due 09/29/2006                          $       65         $      65
  Ford Motor Credit Company
    7.25%, due 10/25/2011                                  80                87
Business Services (0.1%)
  Clear Channel Communications, Inc.
    7.65%, due 09/15/2010                                  70                82
  International Lease Finance Corporation
    3.75%, due 08/01/2007                                  60                61
Chemicals & Allied Products (0.0%)
  ICI Wilmington Inc.
    4.38%, due 12/01/2008                                  45                45
Commercial Banks (0.5%)
  Bank of New York Company, Inc. (The)
    5.20%, due 07/01/2007                                  35                37
  Bank One Corporation
    6.00%, due 02/17/2009                                 185               203
  Citicorp
    6.75%, due 08/15/2005                                  70                76
    6.38%, due 11/15/2008                                 285               315
  FleetBoston Financial Corporation
    7.25%, due 09/15/2005                                 130               141
  MBNA Corporation
    6.13%, due 03/01/2013                                 150               161
  Morgan Chase & Co. (J.P.)
    6.00%, due 02/15/2009                                 175               192
  Wachovia Corporation
    4.95%, due 11/01/2006                                  85                90
Communication (0.1%)
  Comcast Cable Communications, Inc.
    6.75%, due 01/30/2011                                  30                33
  Comcast Corporation
    6.50%, due 01/15/2015                                  55                60
  TCI Communications, Inc.
    7.88%, due 02/15/2026                                 130               152
Computer & Data Processing Services (0.0%)
  Electronic Data Systems Corporation
    7.13%, due 10/15/2009                                  35                37
  Electronic Data Systems Corporation (h)
    6.00%, due 08/01/2013                                  55                54
Construction (0.0%)
  Centex Corporation
    7.88%, due 02/01/2011                                  50                59
  Pulte Homes, Inc.
    6.38%, due 05/15/2033                                  40                39
Department Stores (0.1%)
  Federated Department Stores, Inc.
    8.50%, due 06/01/2010                                  80                98


                                                    Principal              Value
                                             ----------------------   --------------
Department Stores (continued)
  May Department Stores Company (The)
    9.75%, due 02/15/2021                          $       13         $      17
    6.70%, due 09/15/2028                                 145               150
  Saks Incorporated
    8.25%, due 11/15/2008                                   1                 1
  Saks Incorporated-144A
    7.00%, due 12/01/2013                                  22                22
Drug Stores & Proprietary Stores (0.0%)
  CVS Corporation-144A
    6.20%, due 10/10/2025                                  30                31
Electric Services (0.2%)
  Appalachian Power Company
    5.95%, due 05/15/2033                                  20                19
  Carolina Power & Light Company
    5.13%, due 09/15/2013                                  90                91
  Columbus Southern Power Company
    4.40%, due 12/01/2010                                  10                10
    6.60%, due 03/01/2033                                  50                54
  Constellation Energy Group, Inc.
    7.60%, due 04/01/2032                                  55                64
  Detroit Edison Company (The)
    6.13%, due 10/01/2010                                  55                60
  Duke Energy Corporation
    4.50%, due 04/01/2010                                  60                61
  Entergy Gulf States, Inc.-144A
    3.60%, due 06/01/2008                                  40                39
  Ohio Power Company
    6.60%, due 02/15/2033                                  35                38
  TXU Energy Company LLC
    7.00%, due 03/15/2013                                  45                50
Electric, Gas & Sanitary Services (0.1%)
  Cincinnati Gas & Electric Company (The)
    5.70%, due 09/15/2012                                  50                53
    5.40%, due 06/15/2033                                  25                23
    5.38%, due 06/15/2033                                  20                18
  Exelon Corporation
    6.75%, due 05/01/2011                                  70                78
  Public Service Electric and Gas Company
    5.00%, due 01/01/2013                                  60                61
  South Carolina Electric & Gas Company
    5.30%, due 05/15/2033                                  30                28
  Wisconsin Energy Corporation
    6.20%, due 04/01/2033                                  25                25
Electronic & Other Electric Equipment (0.0%)
  Cooper Industries, Ltd.
    5.25%, due 07/01/2007                                  85                91
Environmental Services (0.0%)
  Waste Management, Inc.
    6.88%, due 05/15/2009                                  65                73


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Van Kampen Asset Allocation 5

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)


                                                    Principal              Value
                                             ----------------------   --------------
Food & Kindred Products (0.1%)
  Altria Group, Inc.
    7.00%, due 11/04/2013                          $       35         $      37
    7.75%, due 01/15/2027                                  70                76
  Kraft Foods, Inc.
    5.63%, due 11/01/2011                                  15                16
    6.25%, due 06/01/2012                                  55                60
Food Stores (0.0%)
  Albertson's, Inc.
    7.50%, due 02/15/2011                                  55                63
  Kroger Co. (The)
    7.70%, due 06/01/2029                                  25                29
Gas Production & Distribution (0.1%)
  Consolidated Natural Gas Company
    6.25%, due 11/01/2011                                  80                88
  Texas Eastern Transmission Corporation
    7.00%, due 07/15/2032                                  40                44
Holding & Other Investment Offices (1.1%)
  EOP Operating Limited Partnership
    7.25%, due 06/15/2028                                 100               109
    7.50%, due 04/19/2029                                  45                50
  Simon Property Group, Inc.
    6.38%, due 11/15/2007                                  55                61
  TRAINS HY-2003-1-144A (g)
    0.00%, due 05/15/2013                               1,881             2,124
  Vornado Realty Trust
    5.63%, due 06/15/2007                                  60                64
Hotels & Other Lodging Places (0.1%)
  Hyatt Equities LLC-144A
    6.88%, due 06/15/2007                                  95               102
  Marriott International, Inc. (g)
    7.00%, due 01/15/2008                                 140               156
Instruments & Related Products (0.0%)
  Raytheon Company
    8.30%, due 03/01/2010                                  50                60
Insurance (0.2%)
  Aetna Inc.
    7.88%, due 03/01/2011                                 160               189
  CIGNA Corporation
    7.00%, due 01/15/2011                                  55                62
  Farmers Exchange Capital Insurance-144A
    7.05%, due 07/15/2028                                 285               267
  WellPoint Health Networks Inc.
    6.38%, due 06/15/2006                                  90                98
Life Insurance (0.8%)
  AIG SunAmerica Global Financing VI-144A
    6.30%, due 05/10/2011                                 390               432
  AXA Financial, Inc.
    6.50%, due 04/01/2008                                 170               189


                                                    Principal              Value
                                             ----------------------   --------------
Life Insurance (continued)
  Hartford Life, Inc.
    7.65%, due 06/15/2027                          $      205         $     245
  Nationwide Mutual Life Insurance
    Company-144A
    8.25%, due 12/01/2031                                 300               361
  Prudential Holdings LLC-144A
    7.25%, due 12/18/2023                                 415               467
    8.70%, due 12/18/2023                                 210               259
Lumber & Other Building Materials (0.0%)
  Lowe's Companies, Inc.
    6.88%, due 02/15/2028                                  55                62
Lumber & Wood Products (0.1%)
  Weyerhaeuser Company
    6.00%, due 08/01/2006                                  25                27
    6.75%, due 03/15/2012                                 145               158
Mortgage-Backed (0.0%)
  Countrywide Home Loans, Inc.
    3.25%, due 05/21/2008                                 125               123
Motion Pictures (0.0%)
  Time Warner Inc.
    6.63%, due 05/15/2029                                  35                36
    7.70%, due 05/01/2032                                  45                53
Oil & Gas Extraction (0.1%)
  Chesapeake Energy Corporation
    8.13%, due 04/01/2011                                  29                32
  Kerr-McGee Corporation
    5.88%, due 09/15/2006                                  20                21
    6.88%, due 09/15/2011                                  40                45
    7.88%, due 09/15/2031                                  50                57
Paper & Allied Products (0.1%)
  International Paper Company
    4.25%, due 01/15/2009                                  60                60
  MeadWestvaco Corporation
    6.85%, due 04/01/2012                                 105               115
Personal Credit Institutions (0.5%)
  American General Finance Corporation
    4.63%, due 09/01/2010                                  90                91
  General Electric Capital Corporation
    4.25%, due 12/01/2010                                  50                50
    6.75%, due 03/15/2032                                 170               188
  General Motors Acceptance Corporation
    4.50%, due 07/15/2006                                  45                46
    6.88%, due 09/15/2011                                 310               334
    8.00%, due 11/01/2031                                  35                39


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 6

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                  Principal              Value
                                           ----------------------   --------------
Personal Credit Institutions (continued)
  Household Finance Corporation
    6.40%, due 06/17/2008                        $       70         $      78
    4.13%, due 12/15/2008                                50                50
    5.88%, due 02/01/2009                                60                65
    6.75%, due 05/15/2011                                40                45
    6.38%, due 10/15/2011                                35                39
  SLM Corporation
    5.00%, due 10/01/2013                                90                89
Personal Services (0.0%)
  Cendant Corporation
    7.38%, due 01/15/2013                                65                75
Petroleum Refining (0.1%)
  Amerada Hess Corporation
    7.88%, due 10/01/2029                               120               132
  Conoco Inc.
    6.95%, due 04/15/2029                               135               153
  Marathon Oil Corporation
    6.80%, due 03/15/2032                                65                70
Pharmaceuticals (0.0%)
  Schering-Plough Corporation (i)
    5.30%, due 12/01/2013                                40                41
Printing & Publishing (0.1%)
  News America Incorporated
    7.30%, due 04/30/2028                               200               223
Real Estate (0.2%)
  Rouse Company (The)
    5.38%, due 11/26/2013                                20                20
  World Financial Properties, Inc.-144A
    6.95%, due 09/01/2013                               357               395
Rubber & Misc. Plastic Products (0.0%)
  Sealed Air Corporation-144A
    5.63%, due 07/15/2013                                60                61
Savings Institutions (0.1%)
  Washington Mutual, Inc.
    8.25%, due 04/01/2010                               205               246
Security & Commodity Brokers (0.1%)
  Goldman Sachs Group, Inc. (The)
    6.88%, due 01/15/2011                               160               182
    5.25%, due 10/15/2013                                60                61
Telecommunications (0.2%)
  AT&T Corp.
    8.75%, due 11/15/2031                                80                93
  AT&T Wireless Services, Inc.
    8.75%, due 03/01/2031                                80                99
  Verizon Communications Inc.
    6.94%, due 04/15/2028                               235               247


                                                  Principal              Value
                                           ----------------------   --------------
Textile Mill Products (0.0%)
  Mohawk Industries, Inc.
    7.20%, due 04/15/2012                        $       70         $      80
                                                                    ---------
Total Corporate Debt Securities (cost: $13,642)
                                                                       14,566
                                                                    ---------


                                                  Shares       Value
                                                 --------   ----------
PREFERRED STOCKS (0.1%)
Motion Pictures (0.1%)
  News Corporation Limited (The)-ADR              4,300     $     130
                                                            ---------
Total Preferred Stocks (cost: $123)                               130
                                                            ---------
COMMON STOCKS (71.3%)
Aerospace (0.7%)
  Boeing Company (The)                           10,100           426
  Lockheed Martin Corporation                     4,900           252
  Northrop Grumman Corporation                    2,300           220
  Textron Inc.                                    7,300           417
  United Technologies Corporation                 5,600           531
Air Transportation (0.2%)
  FedEx Corporation                               3,500           236
  Southwest Airlines Co.                          9,800           158
Amusement & Recreation Services (0.3%)
  Disney (Walt) Company (The)                    33,430           780
  Harrah's Entertainment, Inc.                      200            10
Apparel & Accessory Stores (0.2%)
  Abercrombie & Fitch Co.-Class A (a)             4,400           109
  Chico's FAS, Inc. (a)                           2,781           103
  Gap, Inc. (The)                                 1,800            42
  Limited, Inc. (The)                             1,000            18
  TJX Companies, Inc. (The)                       6,250           138
Apparel Products (0.1%)
  Cintas Corporation                              2,400           120
  V.F. Corporation                                  300            13
Automotive (0.6%)
  Delphi Corporation                              1,200            12
  Ford Motor Company                              3,700            59
  General Motors Corporation                      1,100            59
  Harley-Davidson, Inc. (b)                         600            29
  Honda Motor Co., Ltd.-ADR                      18,770           422
  Honeywell International Inc.                   10,600           354
  Magna International Inc.-Class A                4,560           365
  PACCAR Inc.                                     1,600           136
Automotive Dealers & Service Stations (0.0%)
  AutoNation, Inc. (a)                              600            11
  AutoZone, Inc. (a)                                200            17
Beverages (2.0%)
  Anheuser-Busch Companies, Inc.                 16,036           845
  Cadbury Schweppes PLC-ADR                       9,570           286
  Coca-Cola Company (The)                        46,004         2,335
  Coca-Cola Enterprises Inc.                      6,210           136
  PepsiCo, Inc.                                  29,780         1,388


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Asset Allocation 7

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                          Shares               Value
                                                   --------------------   ---------------
Business Services (1.3%)
  Accenture Ltd (a)                                        12,250          $  322
  Clear Channel Communications, Inc.                       13,550             635
  eBay Inc. (a)                                            11,800             762
  Equifax Inc. (b)                                         22,680             556
  First Data Corporation                                    9,976             410
  Interpublic Group of Companies, Inc.
    (The) (a)(b)                                           17,070             266
  Moody's Corporation                                       2,100             127
  Omnicom Group, Inc.                                         300              26
  Robert Half International Inc. (a)                        3,400              79
Chemicals & Allied Products (2.7%)
  Air Products and Chemicals, Inc.                          2,400             127
  Avon Products, Inc.                                       3,456             233
  Bayer AG-ADR (b)                                         20,990             617
  Clorox Company (The)                                      3,132             152
  Colgate-Palmolive Company                                11,664             584
  Dow Chemical Company (The)                               17,990             748
  du Pont (E.I.) de Nemours and Company                    14,990             688
  Eastman Chemical Company                                    800              32
  Ecolab Inc.                                               3,000              82
  International Flavors & Fragrances Inc.                   1,100              38
  Monsanto Company                                          2,700              78
  PPG Industries, Inc.                                      1,700             109
  Praxair, Inc.                                             3,400             130
  Procter & Gamble Company (The)                           23,715           2,369
  Rohm and Haas Company                                     2,200              94
  Sherwin-Williams Company (The)                              400              14
  Sigma-Aldrich Corporation                                   800              46
  Smith International, Inc. (a)                             6,710             279
Commercial Banks (4.4%)
  AmSouth Bancorporation                                    2,300              56
  Bank of America Corporation                               9,500             764
  Bank of New York Company, Inc. (The)                     12,650             419
  Bank One Corporation                                     13,190             601
  Citigroup Inc.                                           79,848           3,876
  Comerica Incorporated                                     4,400             247
  Concord EFS, Inc. (a)                                     2,984              44
  Fifth Third Bancorp                                       2,000             118
  FleetBoston Financial Corporation                           500              22
  Marshall & Ilsley Corporation                             1,300              50
  MBNA Corporation                                         29,850             742
  Mellon Financial Corporation                              8,000             257
  Morgan Chase & Co. (J.P.)                                19,030             699
  National City Corporation                                 1,700              58
  Northern Trust Corporation                                  700              32
  PNC Financial Services Group, Inc. (The)                 12,280             672
  Regions Financial Corporation                             1,800              67
  SouthTrust Corporation                                    2,000              65
  State Street Corporation                                  1,900              99
  SunTrust Banks, Inc.                                      1,000              72
  Synovus Financial Corp.                                   1,900              55
  U.S. Bancorp                                             12,500             372
  Wachovia Corporation                                     12,100             564
  Wells Fargo & Company                                    13,150             774


                                                          Shares               Value
                                                   --------------------   ---------------
Communication (0.4%)
  Comcast Corporation-Class A (a)                           4,300          $  141
  Echostar Communications
    Corporation-Class A (a)                                 7,200             245
  Viacom, Inc.-Class B                                     12,640             561
Communications Equipment (0.5%)
  Avaya Inc. (a)                                            2,765              36
  Corning Incorporated (a)(b)                               8,238              86
  Lucent Technologies Inc. (a)(b)                          17,937              51
  Motorola, Inc.                                           15,273             215
  Nokia Oyj-ADR                                            21,220             361
  QUALCOMM Incorporated                                     9,342             504
  Rockwell Collins, Inc.                                    2,300              69
  Scientific-Atlanta, Inc.                                  1,253              34
Computer & Data Processing Services (3.1%)
  Adobe Systems Incorporated                                1,475              58
  Automatic Data Processing, Inc.                          11,449             453
  BMC Software, Inc. (a)                                    1,286              24
  Citrix Systems, Inc. (a)                                  1,121              24
  Computer Associates International, Inc.                   3,542              97
  Computer Sciences Corporation (a)                         6,758             299
  Electronic Arts Inc. (a)                                  1,804              86
  Electronic Data Systems Corporation                       3,025              74
  Fiserv, Inc. (a)                                          1,121              44
  Intuit Inc. (a)                                           1,282              68
  Mercury Interactive Corporation (a)(b)                    7,400             360
  Microsoft Corporation                                   134,831           3,712
  Novell, Inc. (a)                                         20,900             220
  Oracle Corporation (a)                                   56,594             747
  PeopleSoft, Inc. (a)                                      9,600             219
  Sabre Holdings Corporation                                1,112              24
  Siebel Systems, Inc. (a)                                  3,420              47
  SunGard Data Systems Inc. (a)                             1,685              47
  Symantec Corporation (a)                                  1,944              67
  Unisys Corporation (a)                                    1,972              29
  VERITAS Software Corporation (a)                          8,810             327
  Yahoo! Inc. (a)                                          11,550             522
Computer & Office Equipment (2.5%)
  Apple Computer, Inc. (a)                                  2,319              50
  Cisco Systems, Inc. (a)                                  79,855           1,940
  Dell Computer Corporation (a)                            30,191           1,025
  EMC Corporation (a)                                      24,654             319
  Hewlett-Packard Company                                  39,990             919
  International Business Machines
    Corporation                                            14,570           1,350
  Juniper Networks, Inc. (a)(b)                             4,300              80
  Lexmark International Group, Inc. (a)                       963              76
  NCR Corporation (a)                                         685              27
  Network Appliance, Inc. (a)                              12,839             264
  Pitney Bowes Inc.                                         3,200             130
  SanDisk Corporation (a)                                   1,300              79
  Seagate Technology, Inc. (a)(j)                          36,900             (f)
  Sun Microsystems, Inc. (a)                               21,272              96
  Xerox Corporation (a)(b)                                  4,999              69


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                               Van Kampen Asset Allocation 8

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Shares               Value
                                             --------------------   ---------------
Construction (0.0%)
  Centex Corporation                                    200         $      22
  Pulte Corporation                                     200                19
Department Stores (0.0%)
  Federated Department Stores, Inc.                     400                19
  J.C. Penney Company, Inc. (b)                         500                13
  Kohl's Corporation (a)                                600                27
  May Department Stores Company (The)                   500                15
  Sears, Roebuck and Co.                                500                23
Drug Stores & Proprietary Stores (0.3%)
  CVS Corporation                                     5,707               206
  Medco Health Solutions, Inc. (a)                    1,810                62
  Walgreen Co.                                       16,271               592
Educational Services (0.1%)
  Apollo Group, Inc.-Class A (a)                      5,250               357
Electric Services (0.5%)
  AES Corporation (The) (a)                           1,700                16
  American Electric Power Company, Inc.               1,100                34
  Constellation Energy Group, Inc.                      400                16
  Dominion Resources, Inc.                            1,100                70
  DTE Energy Company                                    400                16
  Duke Energy Corporation                             2,800                57
  Edison International (a)                           13,610               298
  Entergy Corporation                                 5,300               303
  FirstEnergy Corp.                                   7,920               279
  FPL Group, Inc.                                       400                26
  PPL Corporation                                       400                18
  Progress Energy, Inc.                                 600                27
  Southern Company (The)                              2,100                64
  TXU Corp.                                           1,100                26
Electric, Gas & Sanitary Services (0.2%)
  Ameren Corporation                                    400                18
  Cinergy Corp.                                         400                16
  Consolidated Edison, Inc.                             600                26
  Exelon Corporation                                  5,790               384
  NiSource Inc.                                         800                18
  PG&E Corporation (a)(b)                             1,300                36
  Public Service Enterprise Group
    Incorporated                                        600                26
  Sempra Energy                                         600                18
  Xcel Energy Inc.                                    1,100                19
Electronic & Other Electric Equipment (2.6%)
  American Power Conversion Corporation               3,700                90
  Cooper Industries, Inc.-Class A                     1,400                81
  Eaton Corporation                                   1,100               119
  Emerson Electric Co.                                9,000               583
  General Electric Company                          175,725             5,444
  Whirlpool Corp.                                       200                15
Electronic Components & Accessories (2.4%)
  Advanced Micro Devices, Inc. (a)                    1,712                26
  Altera Corporation (a)                              2,830                64
  Amphenol Corporation-Class A (a)                    1,900               121


                                                    Shares               Value
                                             --------------------   ---------------
Electronic Components & Accessories (continued)
  Analog Devices, Inc.                               12,495         $     570
  Broadcom Corporation-Class A (a)(b)                 4,752               162
  Intel Corporation                                  72,681             2,340
  Jabil Circuit, Inc. (a)                             1,488                42
  JDS Uniphase Corporation (a)                       10,195                37
  Linear Technology Corporation                       9,306               392
  LSI Logic Corporation (a)(b)                        1,797                16
  Marvell Technology Group Ltd. (a)                   5,500               209
  Maxim Integrated Products                           4,335               216
  Micron Technology, Inc. (a)                         4,010                54
  Molex Incorporated                                  1,559                54
  National Semiconductor Corporation (a)              1,310                52
  QLogic Corporation (a)                                832                43
  Sanmina Corporation (a)(b)                            970                12
  Solectron Corporation (a)                           4,915                29
  Texas Instruments Incorporated                     21,847               642
  Tyco International Ltd.                            24,000               636
  Xilinx, Inc. (a)                                    4,366               169
Environmental Services (0.1%)
  Waste Management, Inc.                              7,300               216
Fabricated Metal Products (0.4%)
  Fortune Brands, Inc.                                  300                21
  Gillette Company (The)                             14,156               520
  Parker-Hannifin Corporation                         8,040               478
Finance (9.1%)
  iShares MSCI Emerging Markets Index (b)            36,700             6,016
  iShares MSCI EMU Index Fund-ETF (b)                62,800             3,846
  iShares MSCI Hong Kong Index Fund (b)             247,900             2,478
  iShares MSCI Japan Index Fund (b)                 850,200             8,196
  iShares S&P 500 Europe 350 Fund (b)                24,600             1,582
Food & Kindred Products (1.9%)
  Altria Group, Inc. (b)                             43,449             2,364
  Archer Daniels Midland Co.                         10,092               154
  Campbell Soup Company                               5,675               152
  ConAgra Foods, Inc.                                 7,390               195
  General Mills, Inc.                                 4,898               222
  Heinz (H.J.) Company                                5,424               198
  Hershey Foods Corporation                           1,899               146
  Kellogg Company                                     5,952               227
  Kraft Foods, Inc.-Class A (b)                       7,630               246
  Nestle SA-ADR                                       3,980               249
  Sara Lee Corporation                               10,805               235
  Wrigley (Wm.) Jr. Company                           3,295               185
Food Stores (0.3%)
  Albertson's, Inc. (b)                               5,303               120
  Kroger Co. (The) (a)                               30,283               561
  Safeway Inc. (a)                                    6,489               142
Furniture & Fixtures (0.0%)
  Johnson Controls, Inc.                                200                23
Furniture & Home Furnishings Stores (0.1%)
  Bed Bath & Beyond Inc. (a)                          5,150               223


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Asset Allocation 9

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
                                                --------------------   ---------------
Gas Production & Distribution (0.0%)
  El Paso Corporation                                   1,700          $      14
  KeySpan Corporation                                     400                 15
  Kinder Morgan, Inc.                                     400                 24
  Williams Companies, Inc. (The)                        1,700                 17
Health Services (0.2%)
  Caremark Rx, Inc. (a)(b)                              5,300                134
  Tenet Healthcare Corporation (a)                     29,120                467
Holding & Other Investment Offices (0.1%)
  Equity Office Properties Trust                        6,500                186
  Equity Residential                                    4,400                130
Hotels & Other Lodging Places (0.6%)
  Hilton Hotels Corporation                            40,060                686
  Marriott International, Inc.-Class A                  5,000                231
  Starwood Hotels & Resorts Worldwide, Inc.            17,530                631
Industrial Machinery & Equipment (1.1%)
  American Standard Companies Inc. (a)                    900                 91
  Applied Materials, Inc. (a)                          23,802                534
  Baker Hughes Incorporated                            10,599                341
  Caterpillar, Inc.                                     4,400                365
  Deere & Company                                       2,800                182
  Dover Corporation                                     2,800                111
  Illinois Tool Works Inc.                              4,000                336
  Ingersoll-Rand Company-Class A                        8,740                593
  ITT Industries, Inc.                                  1,100                 82
  Novellus Systems, Inc. (a)                            4,109                173
Instruments & Related Products (0.5%)
  Agilent Technologies, Inc. (a)                        3,032                 89
  Bausch & Lomb Incorporated                            9,630                500
  Danaher Corporation                                   1,900                174
  Eastman Kodak Company                                   500                 13
  KLA-Tencor Corporation (a)                            1,361                 80
  Raytheon Company                                      5,900                177
  Rockwell International Corporation                    2,800                100
  Teradyne, Inc. (a)                                    1,223                 31
  Thermo Electron Corporation (a)                         950                 24
  Waters Corporation (a)                                  996                 33
Insurance (2.9%)
  ACE Limited                                           9,900                410
  Aetna Inc.                                            1,100                 74
  Allstate Corporation (The)                            9,000                387
  American International Group, Inc.                   44,125              2,924
  Anthem, Inc. (a)(b)                                   4,080                306
  Chubb Corporation                                    13,200                899
  CIGNA Corporation                                     3,410                196
  Principal Financial Group, Inc.                       2,900                 96
  Progressive Corporation (The)                         4,100                343
  St. Paul Companies, Inc. (The) (b)                    6,000                238
  Travelers Property Casualty Corp.-Class A            31,651                531
  Travelers Property Casualty Corp.-Class B            10,300                175
  UnitedHealth Group Incorporated                       7,950                463
  WellPoint Health Networks Inc. (a)                      400                 39


                                                       Shares               Value
                                                --------------------   ---------------
Insurance Agents, Brokers & Service (0.6%)
  Hartford Financial Services Group, Inc.
    (The)                                              11,470          $     677
  Marsh & McLennan Companies, Inc.                     11,000                527
  MetLife, Inc.                                        10,630                358
Life Insurance (0.2%)
  Prudential Financial, Inc.                           12,440                520
Lumber & Other Building Materials (0.4%)
  Home Depot, Inc. (The)                               19,950                708
  Lowe's Companies, Inc.                                4,650                258
Lumber & Wood Products (0.2%)
  Georgia-Pacific Corporation                           2,600                 80
  Masco Corporation                                     5,600                153
  Weyerhaeuser Company                                  2,300                147
Management Services (0.1%)
  Paychex, Inc.                                         5,512                205
Manufacturing Industries (0.1%)
  International Game Technology                         7,400                264
  Mattel, Inc.                                          1,000                 19
Medical Instruments & Supplies (0.9%)
  Baxter International Inc.                             2,700                 82
  Becton, Dickinson and Company                         1,400                 58
  Biomet, Incorporated (b)                                900                 33
  Boston Scientific Corporation (a)                    13,300                489
  Guidant Corporation                                   4,200                253
  INAMED Corporation (a)                                1,635                 79
  Medtronic, Inc.                                       9,363                455
  St. Jude Medical, Inc. (a)                            3,950                242
  Stryker Corporation                                   1,400                119
  Zimmer Holdings, Inc. (a)                             6,200                436
Metal Cans & Shipping Containers (0.0%)
  Ball Corporation                                        600                 36
Metal Mining (0.3%)
  Freeport-McMoRan Copper & Gold
    Inc.-Class B                                        1,800                 76
  Newmont Mining Corporation                           13,410                652
Mining (0.0%)
  Vulcan Materials Company                              1,000                 48
Motion Pictures (0.5%)
  Time Warner Inc. (a)                                 64,690              1,164
Motor Vehicles, Parts & Supplies (0.0%)
  Genuine Parts Company                                   500                 17
Oil & Gas Extraction (2.0%)
  Anadarko Petroleum Corporation                        4,754                243
  Apache Corporation                                    3,851                312
  BJ Services Company (a)                               3,200                115
  Burlington Resources Inc.                             5,673                314
  ConocoPhillips                                       18,825              1,234
  Devon Energy Corporation                              2,875                165
  EOG Resources, Inc.                                   6,968                322
  Halliburton Company                                   6,809                177
  Kerr-McGee Corporation                                  100                  5


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Van Kampen Asset Allocation 10

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  --------------------   ---------------
Oil & Gas Extraction (continued)
  Nabors Industries Ltd. (a)                               2,800         $     116
  Occidental Petroleum Corporation                         8,800               372
  Schlumberger Limited                                    20,933             1,145
  Transocean Inc. (a)                                      5,796               139
  Unocal Corporation                                       5,015               185
Paper & Allied Products (1.2%)
  3M Company                                              17,100             1,454
  Avery Dennison Corporation (b)                           1,600                90
  International Paper Company                              4,900               211
  Kimberly-Clark Corporation                              10,958               648
  MeadWestvaco Corporation                                 2,100                62
  Pactiv Corporation (a)                                   1,800                43
  Temple-Inland Inc.                                       9,190               576
Personal Credit Institutions (0.1%)
  Capital One Financial Corporation (b)                    5,100               313
Personal Services (0.2%)
  Block (H&R), Inc. (b)                                    2,300               127
  Cendant Corporation (a)                                 13,400               298
Petroleum Refining (3.4%)
  Amerada Hess Corporation                                   300                16
  BP PLC-ADR                                              18,610               918
  ChevronTexaco Corporation                               17,500             1,512
  Exxon Mobil Corporation                                131,900             5,408
  Marathon Oil Corporation                                 7,300               242
  Valero Energy Corporation                                7,170               332
Pharmaceuticals (6.7%)
  Abbott Laboratories                                     20,788               969
  Allergan, Inc. (b)                                       2,200               169
  Amgen Inc. (a)                                          23,745             1,467
  AstraZeneca PLC-ADR (b)                                  6,240               302
  Biogen, Inc. (a)                                         5,310               195
  Bristol-Myers Squibb Co.                                54,520             1,559
  Cardinal Health, Inc.                                    3,000               183
  Chiron Corporation (a)                                   4,985               284
  Forest Laboratories, Inc. (a)                            4,900               303
  Genzyme Corporation-General Division (a)                 6,328               312
  Gilead Sciences, Inc. (a)                                1,875               109
  Johnson & Johnson                                       42,675             2,205
  King Pharmaceuticals, Inc. (a)                           2,500                38
  Lilly (Eli) and Company                                 13,600               956
  McKesson HBOC, Inc.                                      1,700                55
  Medimmune, Inc. (a)                                      6,100               155
  Merck & Co., Inc.                                       25,075             1,158
  Pfizer Inc.                                            119,336             4,216
  Roche Holding AG-ADR                                     5,800               585
  Schering-Plough Corporation                             28,220               491
  Wyeth                                                   14,183               602
Primary Metal Industries (0.4%)
  Alcoa Inc.                                               9,100               346
  Engelhard Corporation                                    1,500                45
  Nucor Corporation                                          800                45
  Phelps Dodge Corporation (a)                             8,420               641


                                                         Shares               Value
                                                  --------------------   ---------------
Printing & Publishing (0.1%)
  Gannett Co., Inc.                                          500         $      45
  Knight-Ridder, Inc.                                        200                15
  McGraw-Hill Companies, Inc. (The)                          300                21
  New York Times Company (The)-Class A                       300                14
  Tribune Company                                            600                31
Radio & Television Broadcasting (0.1%)
  Univision Communications Inc.-Class A (a)                6,175               245
Radio, Television & Computer Stores (0.0%)
  Best Buy Co., Inc.                                         600                31
  RadioShack Corporation                                     400                12
Railroads (0.6%)
  Burlington Northern Santa Fe Corporation                 4,400               142
  CSX Corporation                                          3,100               111
  Norfolk Southern Corporation (b)                        30,530               722
  Union Pacific Corporation                                8,320               578
Restaurants (0.7%)
  McDonald's Corporation                                  41,380             1,027
  Starbucks Corporation (a)                                8,500               281
  YUM! Brands, Inc. (a)                                   10,765               370
Retail Trade (0.1%)
  Office Depot, Inc. (a)                                     600                10
  Staples, Inc. (a)                                        1,000                27
  Tiffany & Co.                                            4,310               195
Rubber & Misc. Plastic Products (0.0%)
  Newell Financial Trust I                                   500                11
  NIKE, Inc.-Class B                                         500                34
  Sealed Air Corporation (a)                                 900                49
Savings Institutions (0.1%)
  Washington Mutual, Inc.                                  4,000               160
Security & Commodity Brokers (2.4%)
  A.G. Edwards, Inc.                                       6,220               225
  American Express Company                                17,450               842
  Bear Stearns Companies Inc. (The)                        2,300               184
  Franklin Resources, Inc.                                 4,700               245
  Goldman Sachs Group, Inc. (The)                         12,425             1,227
  Lehman Brothers Holdings Inc.                           18,800             1,452
  Merrill Lynch & Co., Inc. (b)                           20,500             1,202
  Schwab (Charles) Corporation (The)                      35,800               424
Telecommunications (3.8%)
  ALLTEL Corporation                                       8,100               377
  AT&T Corp. (b)                                          18,900               384
  AT&T Wireless Services, Inc. (a)                        65,300               522
  BellSouth Corporation                                   44,200             1,251
  CenturyTel, Inc.                                         3,900               127
  Nextel Communications, Inc.-Class A (a)                 25,000               702
  Qwest Communications International Inc. (a)             41,000               177
  SBC Communications Inc.                                 79,000             2,060
  Sprint Corporation (FON Group)                          37,120               610
  Sprint Corporation (PCS Group) (a)                      25,300               142
  Verizon Communications, Inc.                            80,290             2,816
Tobacco Products (0.0%)
  UST Inc.                                                 2,587                92


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Van Kampen Asset Allocation 11

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares        Value
                                                  --------   ---------
Transportation & Public Utilities (0.1%)
  InterActiveCorp (a)(b)                          10,600     $     360
Transportation Equipment (0.1%)
  General Dynamics Corporation                     2,400           217
Trucking & Warehousing (0.5%)
  United Parcel Service, Inc.-Class B             16,800         1,252
U.S. Government Agencies (0.5%)
  Fannie Mae                                       9,750           732
  Freddie Mac                                     10,580           617
Variety Stores (2.1%)
  Costco Wholesale Corporation (a)                 6,342           236
  Dollar General Corporation                         600            13
  Dollar Tree Stores, Inc. (a)                    10,310           310
  Family Dollar Stores, Inc.                         400            14
  Target Corporation                              14,582           560
  Wal-Mart Stores, Inc.                           74,758         3,966
Water Transportation (0.3%)
  Carnival Corporation                            18,000           715
Wholesale Trade Durable Goods (0.0%               )
  Grainger (W.W.), Inc.                            1,100            52
Wholesale Trade Nondurable Goods (0.1%)
  SYSCO Corporation                                9,392           350
                                                             ---------
Total Common Stocks (cost: $152,935)                           175,879
                                                             ---------


                                                   Principal              Value
                                             ---------------------   ---------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.2%)
  U.S. Treasury Bill (e)
    1.00%, due 03/25/2004                          $      460        $     459
                                                                     ---------
Total Short-Term U.S. Government Obligations (cost: $459)                  459
                                                                     ---------
SHORT-TERM OBLIGATIONS (5.3%)
  Morgan Chase & Co. (J.P.)-Repurchase
    Agreement (d)
    0.70%, due 01/02/2004                              13,114           13,114
                                                                     ---------
Total Short-Term Obligations (cost: $13,114)                            13,114
                                                                     ---------
SECURITY LENDING COLLATERAL (14.6%)
Debt (11.6%)
Bank Notes (0.5%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                                 170              170
  Fleet National Bank
    1.00%, due 01/21/2004                                 639              639
  National Bank of Commerce
    1.19%, due 04/21/2004                                 532              532
Commercial Paper (3.0%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                                 319              319
  Delaware Funding Corporation
    1.08%, due 01/07/2004                                 212              212


                                                   Principal              Value
                                             ---------------------   ---------------
Commercial Paper (continued)
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                          $      319        $     319
    1.09%, due 01/13/2004                                 213              213
    1.08%, due 02/05/2004                                 425              425
  General Electric Capital Corporation
    1.09%, due 01/08/2004                                 531              531
    1.09%, due 01/09/2004                                 319              319
    1.08%, due 01/16/2004                                 424              424
  Govco Incorporated-144A
    1.07%, due 02/05/2004                                 531              531
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                                 531              531
    1.09%, due 02/06/2004                                 531              531
    1.10%, due 02/09/2004                                 310              310
  Jupiter Securitization Corporation-144A
    1.08%, due 02/02/2004                                 531              531
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                 319              319
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                 617              617
    1.08%, due 02/17/2004                               1,062            1,062
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                 213              213
Euro Dollar Overnight (0.6%)
  BNP Paribas SA
    0.97%, due 01/07/2004                               1,064            1,064
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                  43               43
    1.08%, due 01/06/2004                                 404              404
Euro Dollar Terms (2.9%)
  Bank of Montreal
    1.06%, due 01/15/2004                                 208              208
    1.06%, due 02/17/2004                                 426              426
  Bank of Scotland
    1.06%, due 04/02/2004                                 319              319
  Citigroup Inc.
    1.10%, due 01/22/2004                                 319              319
    1.09%, due 02/06/2004                                 426              426
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                 213              213
  Den Danske Bank
    1.08%, due 01/20/2004                               1,064            1,064
    1.02%, due 01/30/2004                                 532              532
  Royal Bank of Canada
    1.05%, due 02/27/2004                               1,064            1,064
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                 639              639
    1.08%, due 01/15/2004                                 213              213
    1.08%, due 01/20/2004                                 106              106


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 12

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal        Value
                                                   -----------   ------------
Euro Dollar Terms (continued)
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                          $   106       $     106
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                              639             639
  Wells Fargo & Company
    1.04%, due 01/30/2004                              851             851
Master Notes (0.8%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                              426             426
    1.14%, due 09/08/2004                              639             639
  Morgan Stanley
    1.05%, due 06/21/2004                            1,022           1,022
Medium Term Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                            1,064           1,064
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                              319             319
Repurchase Agreements (3.2%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,490 on 01/02/2004        2,490           2,490
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,385 on 01/02/2004        3,385           3,385
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $2,022 on 01/02/2004        2,022           2,022

                                                 Shares         Value
                                              ------------   -----------
Investment Companies (3.0%)
Money Market Funds (3.0%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                        522,022      $    522
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                      1,274,555         1,275
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                      5,542,188         5,542
                                                             --------
Total Security Lending Collateral (cost: $36,090)              36,090
                                                             --------
Total Investment Securities (cost: $275,854)                 $300,452
                                                             ========


SUMMARY:
  Investments, at value                          121.8 %     $ 300,452
  Liabilities in excess of other assets          (21.8)%       (53,725)
                                                 -----       ---------
  Net assets                                     100.0 %     $ 246,727
                                                 =====       =========


FUTURES CONTRACTS:
----------------------------------------------------------------------------------
                                                                         Net
                                                                      Unrealized
                                    Settlement                       Appreciation
                      Contracts        Date           Amount       (Depreciation)
                     -----------   ------------   --------------   ---------------
CME E-Mini
  S&P 500                  4       03/19/2004     $     213            $    9
LIFFE 10-Year
  U.S. Swap Note         (31)      03/15/2004        (3,400)               (1)
S&P 500 Index            (24)      03/18/2004        (6,411)             (253)
U.S. Treasury
  Long Bond               11       03/31/2004         1,193                 9
U.S. Treasury
  Long Bond               (4)      03/31/2004          (436)               (1)
2-Year U.S.
  Treasury Note          (25)      04/01/2004        (5,340)              (11)
5-Year U.S.
  Treasury Note         (161)      03/31/2004       (17,858)             (114)
10-Year U.S.
  Treasury Note           28       03/31/2004         3,120                23
10-Year U.S.
  Treasury Note          (18)      03/31/2004        (2,018)               (3)
                                                  ---------            --------
                                                  $ (30,937)           $ (342)
                                                  =========            ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 13

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $34,813.
(c) Cash collateral for the Repurchase Agreements, valued at $8,054, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, repurchase agreements are collateralized by $9,908 U.S. Treasury Note (7.625%, due 02/15/2025) with a market value and accrued interest of $13,376.
(e) At December 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at December 31, 2003, is $454, in addition, cash in the amount of $112,000 is also segregated.
(f)  Value is less than $1.
(g)  Floating or variable rate note. Rate is listed as of December 31, 2003.
(h) Security is stepbond. Coupon steps up or down by 50BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below BBB+/A3.
(i) Security is stepbond. Coupon steps up or down by 25BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below A3/A-.
(j) Security value is determined in good faith in accordance with procedures by the Fund's Board of Directors. Security is delisted.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $4,560 or 1.85% of the net assets of the fund.
ETF  Exchange-Traded Fund
TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 14

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $275,854)
     (including $34,813 of securities loaned)                $300,452
  Cash                                                            178
  Receivables:
     Investment securities sold                                 3,513
     Interest                                                     549
     Dividends                                                    386
  Other                                                            30
                                                             ---------
                                                              305,108
                                                             ---------
Liabilities:
  Investment securities purchased                              22,047
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 167
  Payable for collateral for securities on loan                36,090
  Variation margin                                                 40
  Other                                                            37
                                                             ---------
                                                               58,381
                                                             ---------
Net Assets                                                   $246,727
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    162
  Additional paid-in capital                                  252,560
  Undistributed net investment income (loss)                    3,909
  Accumulated net realized gain (loss) from investment
     securities and futures contracts                         (34,160)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                     24,598
     Futures contracts                                           (342)
                                                             ---------
Net Assets                                                   $246,727
                                                             =========
Shares Outstanding:
  Initial Class                                                16,155
  Service Class                                                    14
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $  15.26
  Service Class                                                 15.51

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $ 2,880
  Dividends                                              2,991
  Income from loaned securities-net                         49
     Less withholding taxes on foreign dividends            (4)
                                                       --------
                                                         5,916
                                                       --------
Expenses:
  Management and advisory fees                           1,816
  Transfer agent fees                                        2
  Printing and shareholder reports                          22
  Custody fees                                             107
  Administration fees                                       25
  Legal fees                                                 3
  Auditing and accounting fees                              12
  Directors fees                                            10
  Other                                                      7
                                                       --------
  Total expenses                                         2,004
                                                       --------
Net Investment Income (Loss)                             3,912
                                                       --------
Net Realized Gain (Loss) from:
  Investment securities                                 (3,702)
  Futures contracts                                     (1,081)
                                                       --------
                                                        (4,783)
                                                       --------
Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on:
  Investment securities                                 46,470
  Futures contracts                                        776
                                                       --------
                                                        47,246
                                                       --------
Net Gain (Loss) on Investment Securities and
  Futures Contracts                                     42,463
                                                       --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      $46,375
                                                       ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 15

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $  3,912         $   4,603
  Net realized gain (loss) from
     investment securities and
     futures contracts                                  (4,783)          (17,176)
  Net unrealized appreciation
     (depreciation) on investment
     securities and futures contracts                   47,246           (36,798)
                                                      ---------        ---------
                                                        46,375           (49,371)
                                                      ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                      (4,602)           (5,872)
     Service Class                                           -                 -
                                                      ---------        ---------
                                                        (4,602)           (5,872)
                                                      ---------        ---------
  From net realized gains:
     Initial Class                                           -                 -
     Service Class                                           -                 -
                                                      ---------        ---------
                                                             -                 -
                                                      ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                       7,084            38,284
     Service Class                                         209                 -
                                                      ---------        ---------
                                                         7,293            38,284
                                                      ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                       4,602             5,872
     Service Class                                           -                 -
                                                      ---------        ---------
                                                         4,602             5,872
                                                      ---------        ---------
  Cost of shares redeemed:
     Initial Class                                     (50,293)          (36,649)
     Service Class                                          (3)                -
                                                      ---------        ---------
                                                       (50,296)          (36,649)
                                                      ---------        ---------
                                                       (38,401)            7,507
                                                      ---------        ---------
Net increase (decrease) in net assets                    3,372           (47,736)
                                                      ---------        ---------
Net Assets:
  Beginning of year                                    243,355           291,091
                                                      ---------        ---------
  End of year                                         $246,727         $ 243,355
                                                      =========        =========
Undistributed Net Investment Income
  (Loss)                                              $  3,909         $   4,602
                                                      =========        =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                         531             2,665
     Service Class                                          14                 -
                                                      ----------       ---------
                                                           545             2,665
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                         332               447
     Service Class                                           -                 -
                                                      ----------       ---------
                                                           332               447
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                      (3,640)           (2,683)
     Service Class                                           -                 -
                                                      ----------       ---------
                                                        (3,640)           (2,683)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                           (2,763)              429
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 16

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   12.85     $   0.22         $   2.46       $   2.68
                12/31/2002        15.73         0.24            (2.81)         (2.57)
                12/31/2001        19.47         0.35            (1.64)         (1.29)
                12/31/2000        22.89         0.35            (1.60)         (1.25)
                12/31/1999        23.89         0.34             4.80           5.14
--------------- ----------    ---------     --------         --------       --------
Service Class   12/31/2003        13.37         0.13             2.03           2.16
--------------- ----------    ---------     --------         --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.27)   $       -    $   (0.27)     $   15.26
                     (0.31)           -        (0.31)         12.85
                     (0.37)       (2.08)       (2.45)         15.73
                     (0.33)       (1.84)       (2.17)         19.47
                     (0.43)       (5.71)       (6.14)         22.89
---------------  ---------    ---------    ---------      ---------
Service Class        (0.02)           -        (0.02)         15.51
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           21.08%        $ 246,502        0.83%        0.83%            1.62%         180%
                12/31/2002          (16.38)          243,355        0.84         0.85             1.73          251
                12/31/2001           (7.06)          291,091        0.86         0.92             1.95          221
                12/31/2000           (5.93)          352,333        0.85         0.87             1.50          158
                12/31/1999           26.39           414,926        0.84         0.87             1.58          220
--------------- ----------          ------         ---------        ----         ----             ----          ---
Service Class   12/31/2003           16.14               225        1.08         1.08             1.31          180
--------------- ----------          ------         ---------        ----         ----             ----          ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-April 8, 1991
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment advisor, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 17

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Asset Allocation ("the Fund"), part of ATSF, began operations as Endeavor Asset Allocation, a part of the Endeavor Series Trust, on April 8, 1991. The Fund became part of ATSF on May 1, 2002.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $21 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 18

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $14 are included in net realized gains in the Statement of Operations.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. TBA purchase commitments are included in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at December 31, 2003, are listed in the Schedule of Investments. Variation margin payable represents additional payments due in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.75% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit implemented on January 1, 2003:

    0.84% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 19

Van Kampen Asset Allocation

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $8. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 148,356
  U.S. Government                                      299,749
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  193,147
  U.S. Government                                      297,574

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                             $ (66)
     Undistributed net investment income (loss)                (3)
     Undistributed net realized capital gains (loss)           69

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 5,872
       Long-term capital gains              -
     2003 Distributions paid from:
       Ordinary income                  4,602
       Long-term capital gains              -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   3,926
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (24,446)
                                                    =========
     Post October Loss                              $       -
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  14,541
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     5,141   December 31, 2009
       7,473   December 31, 2010
      11,832   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 285,911
                                                    =========
     Unrealized Appreciation                        $  19,357
     Unrealized (Depreciation)                         (4,816)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  14,541
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 20

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Van Kampen Asset Allocation

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Asset Allocation (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Asset Allocation 21

Van Kampen Emerging Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Investor optimism marked the start of 2003, as the stock market advanced sharply in the early weeks of January. Unfortunately, the gains proved unsustainable as concerns about economic strength and accelerating global tensions heightened investors' risk aversion. The stock market languished through much of the first quarter until it became clear in mid-March that a U.S. led invasion of Iraq was imminent. Optimism that the war would be short and successful spurred an equity rally that would continue virtually uninterrupted through the end of 2003. Initially, this long awaited rally was driven largely by the beaten down technology and telecommunications sectors and by individual stocks that had suffered severe declines during the prolonged bear market.

Accommodative monetary policy and fiscal stimuli that included a substantial tax reduction led to a more favorable economic environment. As the year progressed, economic data continued to improve, culminating in third quarter gross domestic product ("GDP") growth that was the strongest since 1984. As year-end approached, better-than-expected third quarter corporate earnings reports and improving consumer confidence also supported the stock market's continued advance.

PERFORMANCE

For the year ended December 31, 2003, Van Kampen Emerging Growth returned 28.15%. By comparison its primary benchmark, the Russell 1000 Growth Index and its secondary benchmark, the Standard and Poor's 500 Composite Stock Index returned 29.75% and 28.67%, respectively.

STRATEGY REVIEW

The portfolio's return was driven primarily by sector allocations. Stock selection also added to relative return. The most significant contribution to relative results came from the portfolio's consumer discretionary position where very strong performance from individual stocks was only slightly offset by the negative impact of the portfolio's overweight in the sector. The portfolio's healthcare holdings also had a positive effect on relative performance, mainly due to stock selection that far outpaced the index sector.

Other favorable performance factors included an overweight and strong stock selection in telecommunications and an underweight in consumer staples stocks.

Stock selection was weakest in the information technology sector; however, this was partially mitigated by the positive effect of the portfolio's substantial technology overweight. An overweight in the energy sector, as well as stock selection in the consumer staples, financial, and industrials sectors also detracted from relative return during the period.

In the final quarter of the year, we slightly reduced the portfolio's average market capitalization and trimmed some of the portfolio's larger positions. We also increased the number of holdings, believing this would better position the portfolio for the fourth quarter. Specifically, we modestly reduced our allocation to biotechnology because we think growth in this sector could be slowing. Semi-conductors remained the portfolio's largest industry allocation, a position that has been reinforced by the sector's substantial gains this year. Finally, we reduced the portfolio's cyclical exposure due to our expectation that recent strong performance may not be sustained in upcoming quarters.


Gary M. Lewis
Portfolio Manager
Van Kampen Asset Management, Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Emerging Growth 1

 Van Kampen Emerging Growth

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                     Initial Class           Russell 1000             S&P 500

12/31/93               $10,000                 $10,000                $10,000
 3/31/94                 9,482                   9,559                  9,622
 6/30/94                 8,779                   9,460                  9,662
 9/30/94                 9,379                  10,188                 10,133
12/31/94                 9,264                  10,262                 10,132
 3/31/95                10,058                  11,239                 11,117
 6/30/95                11,331                  12,344                 12,177
 9/30/95                13,135                  13,464                 13,144
12/31/95                13,599                  14,077                 13,934
 3/31/96                14,564                  14,833                 14,682
 6/30/96                16,060                  15,777                 15,340
 9/30/96                16,837                  16,345                 15,814
12/31/96                16,167                  17,332                 17,132
 3/31/97                14,782                  17,425                 17,592
 6/30/97                17,561                  20,721                 20,661
 9/30/97                20,741                  22,278                 22,208
12/31/97                19,636                  22,617                 22,845
 3/31/98                22,834                  26,043                 26,029
 6/30/98                24,050                  27,226                 26,889
 9/30/98                21,036                  24,752                 24,219
12/31/98                26,966                  31,371                 29,373
 3/31/99                30,793                  33,365                 30,836
 6/30/99                32,609                  34,649                 33,009
 9/30/99                33,998                  33,379                 30,950
12/31/99                55,324                  41,773                 35,553
 3/31/00                69,853                  44,749                 36,368
 6/30/00                61,584                  43,541                 35,404
 9/30/00                65,676                  41,200                 35,061
12/31/00                48,731                  32,405                 32,319
 3/31/01                37,082                  25,633                 28,490
 6/30/01                37,575                  27,791                 30,156
 9/30/01                29,659                  22,396                 25,732
12/31/01                32,538                  25,787                 28,481
 3/31/02                30,797                  25,120                 28,560
 6/30/02                26,429                  20,429                 24,735
 9/30/02                22,367                  17,355                 20,465
12/31/02                21,781                  18,597                 22,189
 3/31/03                21,915                  18,398                 21,489
 6/30/03                24,797                  21,030                 24,797
 9/30/03                25,400                  21,853                 25,453
12/31/03               $27,913                 $24,129                $28,550

Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                       From       Inception
                            1 year        5 years      10 years     Inception       Date
                         -----------   ------------   ----------   -----------   ----------
Initial Class                28.15%         0.69%        10.81%        12.20%      3/1/93
Russell 1000 Growth(1)       29.75%        (5.11)%        9.21%         9.03%      3/1/93
S&P 500(1)                   28.67%        (0.57)%       11.06%        10.91%      3/1/93
----------------------       -----         -----         -----         -----       ------
Service Class                    -             -             -         20.25%      5/1/03
----------------------       -----         -----         -----         -----       ------

NOTES

(1) The Standard and Poor's 500 Composite Stock (S&P 500) Index and Russell 1000 Growth (Russell 1000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. For reporting periods through December 31, 2002, the portfolio had selected S&P 500 Index as its benchmark measure; however, the Russell 1000 Growth is more appropriate for comparisons to the portfolio. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Investing in emerging markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Emerging Growth 2

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
                                                ---------------------   ---------------
COMMON STOCKS (95.8%)
Aerospace (0.9%)
  United Technologies Corporation                       75,000          $   7,108
Amusement & Recreation Services (1.6%)
  Disney (Walt) Company (The)                          310,000              7,232
  Mandalay Resort Group                                105,000              4,696
Apparel & Accessory Stores (1.2%)
  Chico's FAS, Inc. (a)(b)                              50,000              1,848
  Gap, Inc. (The) (b)                                  305,000              7,079
Automotive (1.1%)
  General Motors Corporation                           155,000              8,277
Automotive Dealers & Service Stations (0.4%)
  Advance Auto Parts, Inc. (a)                          35,000              2,849
Beverages (1.0%)
  Coca-Cola Company (The)                              155,000              7,866
Business Services (1.7%)
  eBay Inc. (a)                                        205,000             13,241
Chemicals & Allied Products (2.9%)
  Dow Chemical Company (The)                           180,000              7,483
  Procter & Gamble Company (The)                        75,000              7,491
  Smith International, Inc. (a)                        180,000              7,474
Communications Equipment (2.3%)
  ADTRAN, Inc.                                         100,000              3,100
  Corning Incorporated (a)(b)                          720,000              7,510
  QUALCOMM Incorporated                                130,000              7,011
Computer & Data Processing Services (9.1%)
  Adobe Systems Incorporated                           180,000              7,074
  Cognizant Technology Solutions
    Corporation (a)                                     75,000              3,423
  Electronic Arts Inc. (a)(b)                          105,000              5,017
  Microsoft Corporation                                275,000              7,574
  MicroStrategy Incorporated-Class A (a)(b)              4,253                223
  MicroStrategy Incorporated-warrants,
    Expires 06/24/2007                                   3,216                  1
  SAP AG-ADR (b)                                       180,000              7,481
  Symantec Corporation (a)(b)                          260,000              9,009
  VERITAS Software Corporation (a)                     415,000             15,421
  Yahoo! Inc. (a)                                      310,000             14,003
Computer & Office Equipment (7.6%)
  Cisco Systems, Inc. (a)                              930,000             22,590
  Dell Computer Corporation (a)                        465,000             15,791
  EMC Corporation (a)                                  615,000              7,946
  Foundry Networks, Inc. (a)                           155,000              4,241
  Juniper Networks, Inc. (a)(b)                        415,000              7,752
Construction (0.7%)
  Centex Corporation (b)                                50,000              5,383


                                                        Shares               Value
                                                ---------------------   ---------------
Drug Stores & Proprietary Stores (1.4%)
  CVS Corporation                                      105,000          $   3,793
  Walgreen Co.                                         180,000              6,548
Educational Services (1.0%)
  Apollo Group, Inc.-Class A (a)                       107,500              7,310
Electronic & Other Electric Equipment (0.4%)
  Harman International Industries,
    Incorporated                                        40,000              2,959
Electronic Components & Accessories (13.3%)
  Analog Devices, Inc.                                 260,000             11,868
  Broadcom Corporation-Class A (a)(b)                  360,000             12,272
  Intel Corporation                                    620,000             19,964
  International Rectifier Corporation (a)              105,000              5,188
  Linear Technology Corporation                        180,000              7,573
  Microchip Technology Incorporated                    205,000              6,839
  National Semiconductor Corporation (a)               210,000              8,276
  OmniVision Technologies, Inc. (a)(b)                  50,000              2,763
  PMC-Sierra, Inc. (a)(b)                              205,000              4,131
  Texas Instruments Incorporated                       415,000             12,192
  Xilinx, Inc. (a)                                     260,000             10,071
Furniture & Home Furnishings Stores (1.1%)
  Bed Bath & Beyond Inc. (a)                           130,000              5,636
  Williams-Sonoma, Inc. (a)                             80,000              2,782
Industrial Machinery & Equipment (4.4%)
  Applied Materials, Inc. (a)                          515,000             11,561
  Deere & Company                                      130,000              8,457
  Lam Research Corporation (a)                         155,000              5,007
  Novellus Systems, Inc. (a)                           205,000              8,620
Insurance (1.0%)
  UnitedHealth Group Incorporated                      130,000              7,563
Leather & Leather Products (1.0%)
  Coach, Inc. (a)                                      210,000              7,928
Lumber & Other Building Materials (1.9%)
  Home Depot, Inc. (The)                               210,000              7,453
  Lowe's Companies, Inc.                               130,000              7,201
Manufacturing Industries (2.0%)
  International Game Technology                        420,000             14,994
Medical Instruments & Supplies (3.2%)
  Boston Scientific Corporation (a)                    260,000              9,557
  Stryker Corporation                                   50,000              4,251
  Zimmer Holdings, Inc. (a)                            155,000             10,911
Metal Mining (1.0%)
  Newmont Mining Corporation                           155,000              7,535
Mortgage Bankers & Brokers (1.1%)
  Countrywide Credit Industries, Inc.                  106,666              8,091


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Van Kampen Emerging Growth 3

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                          Shares               Value
                                                  ---------------------   ---------------
Motion Pictures (0.5%)
  News Corporation Limited (The)-ADR (b)                 105,000          $   3,791
Oil & Gas Extraction (2.5%)
  Apache Corporation                                      95,000              7,705
  Schlumberger Limited                                   155,000              8,482
  XTO Energy, Inc.                                       105,000              2,972
Paper & Allied Products (1.2%)
  3M Company                                             105,000              8,928
Personal Services (0.8%)
  Cendant Corporation (a)                                285,000              6,347
Petroleum Refining (1.1%)
  ChevronTexaco Corporation                               95,000              8,207
Pharmaceuticals (9.3%)
  Abbott Laboratories                                     55,000              2,563
  Amgen Inc. (a)                                          65,000              4,017
  Celgene Corporation (a)                                130,000              5,853
  Chiron Corporation (a)(b)                              205,000             11,682
  Forest Laboratories, Inc. (a)                          105,000              6,489
  Genentech, Inc. (a)                                    155,000             14,503
  Genzyme Corporation-General Division (a)               105,000              5,181
  Glaxo Wellcome PLC-ADR                                  70,000              3,263
  Invitrogen Corporation (a)                              60,000              4,200
  Pfizer Inc.                                            205,000              7,243
  Teva Pharmaceutical Industries Ltd.-ADR (b)            105,000              5,955
Primary Metal Industries (1.3%)
  Alcoa Inc.                                             260,000              9,879
Radio & Television Broadcasting (0.5%)
  Univision Communications Inc.-Class A (a)              100,000              3,969
Radio, Television & Computer Stores (1.4%)
  Best Buy Co., Inc.                                     205,000             10,708
Residential Building Construction (0.9%)
  Lennar Corporation (b)                                  75,000              7,200
Restaurants (2.6%)
  McDonald's Corporation                                 360,000              8,939
  Starbucks Corporation (a)                              205,000              6,777
  Wendy's International, Inc.                            105,000              4,120
Retail Trade (2.6%)
  Amazon.com, Inc. (a)(b)                                210,000             11,053
  Staples, Inc. (a)                                      260,000              7,098
  Tiffany & Co.                                           40,000              1,808
Rubber & Misc. Plastic Products (1.2%)
  NIKE, Inc.-Class B                                     130,000              8,900
Security & Commodity Brokers (4.2%)
  American Express Company                               105,000              5,064
  Ameritrade Holding Corporation-
    Class A (a)(b)                                       210,000              2,955


                                                          Shares               Value
                                                  ---------------------   ---------------
Security & Commodity Brokers (continued)
  Goldman Sachs Group, Inc. (The) (b)                     70,000          $   6,911
  Lehman Brothers Holdings Inc.                          105,000              8,108
  Merrill Lynch & Co., Inc.                              155,000              9,091
Telecommunications (2.4%)
  Nextel Communications, Inc.-Class A (a)                660,000             18,520
                                                                          ---------
Total Common Stocks (cost: $589,406)                                        730,969
                                                                          ---------

                                           Principal        Value
                                          -----------   ------------
SECURITY LENDING COLLATERAL (8.7%)
Debt (6.9%)
Bank Notes (0.3%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                    $  313     $     313
  Fleet National Bank
    1.00%, due 01/21/2004                     1,173         1,173
  National Bank of Commerce
    1.19%, due 04/21/2004                       977           977
Commercial Paper (1.8%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                       586           586
  Delaware Funding Corporation
    1.08%, due 01/07/2004                       390           390
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                       586           586
    1.09%, due 01/13/2004                       391           391
    1.08%, due 02/05/2004                       780           780
  General Electric Capital Corporation
    1.09%, due 01/08/2004                       975           975
    1.09%, due 01/09/2004                       586           586
    1.08%, due 01/16/2004                       779           779
  Govco Incorporated-144A
    1.07%, due 02/05/2004                       976           976
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                       976           976
    1.09%, due 02/06/2004                       976           976
    1.10%, due 02/09/2004                       570           570
  Jupiter Securitization
    Corporation-144A
    1.08%, due 02/02/2004                       976           976
  Liberty Street Funding
    Company-144A
    1.08%, due 01/20/2004                       586           586
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                     1,133         1,133
    1.08%, due 02/17/2004                     1,951         1,951
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                       391           391


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                              Van Kampen Emerging Growth 4

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal           Value
                                                   ---------------   ---------------
Euro Dollar Overnight (0.4%)
  BNP Paribas SA
    0.97%, due 01/07/2004                             $    1,956      $      1,956
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                     78                78
    1.08%, due 01/06/2004                                    743               743
Euro Dollar Terms (1.7%)
  Bank of Montreal
    1.06%, due 01/15/2004                                    382               382
    1.06%, due 02/17/2004                                    782               782
  Bank of Scotland
    1.06%, due 04/02/2004                                    586               586
  Citigroup Inc.
    1.10%, due 01/22/2004                                    586               586
    1.09%, due 02/06/2004                                    782               782
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                    391               391
  Den Danske Bank
    1.08%, due 01/20/2004                                  1,956             1,956
    1.02%, due 01/30/2004                                    977               977
  Royal Bank of Canada
    1.05%, due 02/27/2004                                  1,955             1,955
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/09/2004                                  1,173             1,173
    1.08%, due 01/15/2004                                    391               391
    1.08%, due 01/20/2004                                    195               195
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                    195               195
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                  1,173             1,173
  Wells Fargo & Company
    1.04%, due 01/30/2004                                  1,564             1,564
Master Notes (0.5%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                    782               782
    1.14%, due 09/08/2004                                  1,173             1,173


                                                      Principal           Value
                                                   ---------------   ---------------
Master Notes (continued)
  Morgan Stanley
    1.05%, due 06/21/2004                             $    1,877      $      1,877
Medium Term Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                  1,956             1,956
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                    586               586
Repurchase Agreements (1.9%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $4,576 on 01/02/2004              4,576             4,576
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $6,218 on 01/02/2004              6,218             6,218
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $3,715 on 01/02/2004              3,715             3,715

                                                   Shares            Value
                                              ----------------   ------------
Investment Companies (1.8%)
Money Market Funds (1.8%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                            958,976       $     959
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                          2,341,411           2,341
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                         10,181,230          10,181
                                                                  ---------
Total Security Lending Collateral (cost: $66,300)                    66,300
                                                                  ---------
Total Investment Securities (cost: $655,706)                      $ 797,269
                                                                  =========
SUMMARY:
  Investments, at value                               104.5 %     $ 797,269
  Liabilities in excess of other assets                (4.5)%       (33,989)
                                                 ----------       ---------
  Net assets                                          100.0 %     $ 763,280
                                                 ==========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $64,173.
(c) Cash collateral for the Repurchase Agreements, valued at $14,796, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.

DEFINITIONS:
ADR  American Depositary Receipt
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Emerging Growth 5

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $655,706)
     (including $64,173 of securities loaned)                  $  797,269
  Cash                                                             32,537
  Receivables:
     Investment securites sold                                      3,104
     Interest                                                           9
     Dividends                                                        255
  Other                                                                73
                                                               -----------
                                                                  833,247
                                                               -----------
Liabilities:
  Investment securities purchased                                   2,999
  Accounts payable and accrued liabilities:
     Management and advisory fees                                     546
  Payable for collateral for securities on loan                    66,300
  Other                                                               122
                                                               -----------
                                                                   69,967
                                                               -----------
Net Assets                                                     $  763,280
                                                               ===========
Net Assets Consist of:
  Capital stock, 75,000 shares authorized ($.01 par value)     $      458
  Additional paid-in capital                                    1,338,256
  Undistributed net investment income (loss)                            -
  Accumulated net realized gain (loss) from investment
     securities                                                  (716,997)
  Net unrealized appreciation (depreciation) on investment
     securities                                                   141,563
                                                               -----------
Net Assets                                                     $  763,280
                                                               ===========
Shares Outstanding:
  Initial Class                                                    45,781
  Service Class                                                        33
Net Asset Value and Offering Price Per Share:
  Initial Class                                                $    16.66
  Service Class                                                     16.63

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $     128
  Dividends                                              3,081
  Income from loaned securities-net                         93
     Less withholding taxes on foreign dividends           (10)
                                                     ---------
                                                         3,292
                                                     ---------
Expenses:
  Management and advisory fees                           5,625
  Transfer agent fees                                        2
  Printing and shareholder reports                         241
  Custody fees                                              70
  Administration fees                                       20
  Legal fees                                                 9
  Auditing and accounting fees                              10
  Directors fees                                            27
  Other                                                     15
                                                     ---------
  Total expenses                                         6,019
                                                     ---------
Net Investment Income (Loss)                            (2,727)
                                                     ---------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       34,818
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           141,288
                                                     ---------
Net Gain (Loss) on Investment Securities               176,106
                                                     ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 173,379
                                                     =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Emerging Growth 6

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $  (2,727)       $  (2,265)
  Net realized gain (loss) from
     investment securities                               34,818         (271,665)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         141,288          (70,457)
                                                      ---------        ---------
                                                        173,379         (344,387)
                                                      ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                            -             (748)
     Service Class                                            -                -
                                                      ---------        ---------
                                                              -             (748)
                                                      ---------        ---------
  From net realized gains:
     Initial Class                                            -                -
     Service Class                                            -                -
                                                      ---------        ---------
                                                              -                -
                                                      ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                       57,182          141,441
     Service Class                                          515                -
                                                      ---------        ---------
                                                         57,697          141,441
                                                      ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                            -              748
     Service Class                                            -                -
                                                      ---------        ---------
                                                              -              748
                                                      ---------        ---------
  Cost of shares redeemed:
     Initial Class                                     (120,214)        (222,304)
     Service Class                                           (9)               -
                                                      ---------        ---------
                                                       (120,223)        (222,304)
                                                      ---------        ---------
                                                        (62,526)         (80,115)
                                                      ---------        ---------
Net increase (decrease) in net assets                   110,853         (425,250)
                                                      ---------        ---------
Net Assets:
  Beginning of year                                     652,427        1,077,677
                                                      ---------        ---------
  End of year                                         $ 763,280        $ 652,427
                                                      =========        =========
Undistributed Net Investment Income
  (Loss)                                              $       -        $       -
                                                      =========        =========

                                                      December 31,      December 31,
                                                          2003              2002
                                                   ------------------ ----------------
Share Activity:
  Shares issued:
     Initial Class                                       4,016             8,856
     Service Class                                          34                 -
                                                      ----------       ---------
                                                         4,050             8,856
                                                      ----------       ---------
  Shares issued-reinvested from distributions:
     Initial Class                                           -                52
     Service Class                                           -                 -
                                                      ----------       ---------
                                                             -                52
                                                      ----------       ---------
  Shares redeemed:
     Initial Class                                      (8,416)          (14,158)
     Service Class                                          (1)                -
                                                      -----------      ---------
                                                        (8,417)          (14,158)
                                                      ----------       ---------
Net increase (decrease) in shares
  outstanding                                           (4,367)           (5,250)
                                                      ==========       =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Emerging Growth 7

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $   13.00    $   (0.06)        $   3.72       $   3.66
                12/31/2002        19.44        (0.04)           (6.39)         (6.43)
                12/31/2001        29.66          0.01           (9.84)         (9.83)
                12/31/2000        46.01        (0.13)           (4.55)         (4.68)
                12/31/1999        26.92        (0.15)           26.83          26.68
--------------- ----------    ---------    ----------        --------       --------
Service Class   12/31/2003        13.83        (0.06)            2.86           2.80
--------------- ----------    ---------    ----------        --------       --------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $       -    $       -     $       -     $   16.66
                     (0.01)           -         (0.01)        13.00
                     (0.02)       (0.37)        (0.39)        19.44
                     (0.41)      (11.26)       (11.67)        29.66
                     (0.21)      ( 7.38)        (7.59)        46.01
---------------  ---------    ---------     ---------     ---------
Service Class            -            -             -         16.63
---------------  ---------    ---------     ---------     ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           28.15%       $   762,732       0.86%        0.86%           (0.39)%         171%
                12/31/2002          (33.06)           652,427       0.88         0.88            (0.27)          231
                12/31/2001          (33.23)         1,077,677       0.92         0.92             0.06           178
                12/31/2000          (11.92)         1,840,848       0.85         0.85            (0.26)          121
                12/31/1999          105.16          1,916,025       0.87         0.87            (0.44)          118
--------------- ----------          ------        -----------       ----         ----            -----           ---
Service Class   12/31/2003           20.25                548       1.12         1.12            (0.61)          171
--------------- ----------          ------        -----------       ----         ----            -----           ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-March 1, 1993
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Emerging Growth 8

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Emerging Growth ("the Fund"), part of ATSF, began operations on March 1, 1993.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $40 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Emerging Growth 9

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $308 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.80% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2003, were $45.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $26. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Emerging Growth 10

Van Kampen Emerging Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 1,140,035
  U.S. Government                                              -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  1,175,520
  U.S. Government                                              -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $ (2,727)
     Undistributed net investment income (loss)             2,727
     Undistributed net realized capital gains (loss)            -

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 748
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                    -
       Long-term capital gains            -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (714,273)
                                                    ===========
     Post October Loss                              $         -
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $   138,838
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

  Capital Loss
  Carryforward    Available through
---------------- ------------------
$     429,131    December 31, 2009
      285,142    December 31, 2010

The capital loss carryforward utilized during the period ended December 31, 2003 was $6,322.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                          $ 658,431
                                                     =========
     Unrealized Appreciation                         $ 141,937
     Unrealized (Depreciation)                          (3,099)
                                                     ---------
     Net Unrealized Appreciation (Depreciation)      $ 138,838
                                                     =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Emerging Growth 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Van Kampen Emerging Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Growth (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                         Van Kampen Emerging Growth 12

Van Kampen Active International Allocation

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

In 2003, global equities posted their strongest gain in over 15 years. The Morgan Stanley Capital International World Index ("MSCI World") rose more than 33% and every MSCI country (20+) and sector (10) had positive performance. That said, gains came in spurts. In the first quarter, Europe, Japan and Hong Kong hit multi-year lows, followed by an amazingly strong second quarter and a third quarter pause, except for Japan and Asia. This was followed by a whopping 31% increase in Germany in the fourth quarter (20% for Europe overall) while Japan ended in line with its second quarter highs.

PERFORMANCE

For the year ended December 31, 2003, Van Kampen Active International Allocation returned 32.81%. By comparison its benchmark, the Morgan Stanley Capital International (EAFE) Index ("MSCI-EAFE") returned 39.17%.

STRATEGY REVIEW

For the year, the portfolio performed strongly but trailed the MSCI-EAFE. Basically, the portfolio, while we switched rapidly in late March/early April to being fully invested and more cyclical, was not able to make up the ground lost by being too defensively positioned when the global markets sprang out of the doldrums just prior to the beginnings of the Iraq War.

For the fourth quarter, our overweight position in developed Asia, specifically Japan, Hong Kong and Singapore, detracted from relative returns while an allocation of roughly 3% of the total portfolio to some of the Asian emerging markets (Thailand, China and India) somewhat offset this, and contributed to performance. In Europe, an above benchmark allocation to Germany was positive, but was not enough to overcome the drag from an underweight position in the United Kingdom. From a sector perspective, overweight positions in materials and energy added to returns; underweight allocations to financials and telecommunication services detracted from portfolio performance.

We reduced our overweight position in Asia except Japan over the course of the fourth quarter. We added to our positions in Continental Europe, particularly France and Germany. This resulted in a large part from a trip to Germany, wherein it became clear from policy leaders (and from the Morgan Stanley Economics team on the ground) that Germany was serious about the reform Agenda 2010. This was not yet reflected in our investor thinking (the big Bundesrat vote was in October) and in hindsight we only regret not piling on more. In the fourth quarter, economic growth in Europe steadily accelerated out of its mild early recession and business confidence surveys (e.g. German IFO and Belgian
BNB) improved quite dramatically.

As noted above, Japan's performance in the fourth quarter was choppy from mid-October to mid-November and then rallied 11% into year-end. The big news in Japan this year was the apparent halving of non-performing loans and record corporate profitability. Japanese banks rallied 119% from the bottom and AIA participated in most of that run. Economic data and business surveys have improved quite nicely, but it has been mostly export-led, specifically to China. Mild deflation continues (about 0.5% a year) and impact of the Yen's strength is definitely a concern. A recent trip to Japan did reveal the Bank of Japan is fully committed to beating deflation through means such as adding liquidity to its balance sheet. It was an impressive statement, but the continued deflation, albeit mild and the strength of the Yen, in the face of massive intervention, is an indication of how difficult their task. The portfolio is slightly overweight. Japan remains cheap and may be the big story of 2004-or it could be one more cyclical recovery-partly driven by corporate restructuring and rising return of equity and partly due to China.


/s/ Ann D. Thivierge
Ann D. Thivierge
Portfolio Manager
Morgan Stanley Investment Management Inc.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 1

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED REPORT]

Growth of $10,000
Invested 12/31/93 through 12/31/03

                                 Initial Class                 MSCI (EAFE)

 12/31/1993                         $10,000                     $10,000
  3/31/1994                           9,733                      10,356
  6/30/1994                           9,625                      10,892
  9/30/1994                          10,025                      10,910
 12/31/1994                           9,433                      10,806
  3/31/1995                           9,433                      11,016
  6/30/1995                           9,693                      11,105
  9/30/1995                          10,120                      11,576
 12/31/1995                          10,410                      12,054
  3/31/1996                          10,957                      12,412
  6/30/1996                          11,394                      12,617
  9/30/1996                          11,437                      12,611
 12/31/1996                          11,996                      12,821
  3/31/1997                          11,988                      12,629
  6/30/1997                          13,375                      14,278
  9/30/1997                          13,271                      14,187
 12/31/1997                          12,310                      13,085
  3/31/1998                          13,946                      15,020
  6/30/1998                          13,982                      15,189
  9/30/1998                          11,999                      13,040
 12/31/1998                          14,210                      15,746
  3/31/1999                          14,386                      15,976
  6/30/1999                          14,746                      16,393
  9/30/1999                          15,259                      17,124
 12/31/1999                          18,808                      20,044
  3/31/2000                          18,745                      20,034
  6/30/2000                          17,877                      19,252
  9/30/2000                          16,438                      17,710
 12/31/2000                          15,374                      17,246
  3/31/2001                          13,002                      14,891
  6/30/2001                          12,839                      14,762
  9/30/2001                          10,861                      12,703
 12/31/2001                          11,844                      13,589
  3/31/2002                          11,857                      13,666
  6/30/2002                          11,443                      13,402
  9/30/2002                           9,406                      10,764
 12/31/2002                           9,834                      11,461
  3/31/2003                           9,030                      10,530
  6/30/2003                          10,482                      12,590
  9/30/2003                          11,241                      13,620
 12/31/2003                         $13,060                     $15,950


Average Annual Total Return for Periods Ended 12/31/03
--------------------------------------------------------------------------------

                                                                 From       Inception
                     1 year        5 years       10 years     Inception       Date
                  -----------   -------------   ----------   -----------   ----------
Initial Class         32.81%         (1.67)%        2.71%        3.60%      4/8/91
MSCI-EAFE(1)          39.17%          0.26%         4.78%        5.41%      4/8/91
----------            -----          -----          ----        -----       ------
Service Class             -              -             -        33.36%      5/1/03
---------------       -----          -----          ----        -----       ------

NOTES

(1) The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal(R)(C)- Micropal, Inc. 2003 - 1-800-596-5323 -
     http://www.micropal.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity and/or Life Series Account showing the average annual total returns of the respective products, net of fees and charges, including the mortality and expense risk charge. Please see the standardized performance located at the back of this report. Please see your company's website for the most recent month-end.

On March 24, 1995 the portfolio changed its name from Global Growth Portfolio to
T. Rowe Price International Stock Portfolio. On March 24, 1995, the investment restrictions, strategy and investment objective were also changed.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the Portfolio's sub-adviser since May 1, 2002, prior to that date T. Rowe Price Associates, Inc. managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 2

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At December 31, 2003
(all amounts except share amounts in thousands)

                                                Shares               Value
                                         --------------------   ---------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
Australia (0.1%)
  Westfield Trust-Units                          32,445         $      87
                                                                ---------
Total Convertible Preferred Stocks (cost: $68)                         87
                                                                ---------
PREFERRED STOCKS (0.2%)
Australia (0.1%)
  News Corporation Limited (The)                 29,896               225
Germany (0.1%)
  Henkel KGaA                                       156                12
  Porsche AG (b)                                    130                77
  ProSiebenSat.1 Media AG                         1,000                16
  Volkswagen AG                                   1,882                68
Thailand (0.0%)
  Siam Commercial Bank PCL (foreign)             34,681                47
                                                                ---------
Total Preferred Stocks (cost: $359)                                   445
                                                                ---------
COMMON STOCKS (77.1%)
Australia (2.5%)
  Alumina Limited                                17,251                85
  Amcor Limited                                  12,588                78
  AMP Limited                                    19,690                74
  Ansell Limited                                  2,054                10
  Australia and New Zealand Banking
    Group Limited                                21,408               285
  Australian Gas Light Company (The)              6,884                58
  BHP Billiton Limited                           52,774               485
  BHP Steel                                      13,031                55
  Boral Limited                                   9,291                36
  Brambles Industries Limited                    14,657                58
  Centro Properties Group                        10,075                30
  CFS Gandel Retail Trust                        22,387                23
  Coca-Cola Amatil Limited                        7,463                35
  Coles Myer Limited                             15,904                91
  Commonwealth Bank of Australia                 17,690               392
  CSL Limited                                     1,046                14
  CSR Limited                                    19,624                27
  Foster's Group Limited                         30,225               102
  General Property Trust-Units                   29,314                66
  Insurance Australia Group Limited              25,163                81
  Investa Property Group                         18,992                28
  James Hardie Industries NV (a)                  7,367                38
  John Fairfax Holdings Limited                  14,188                38
  Leighton Holdings Limited                       2,659                24
  Lend Lease Corporation Limited                  6,139                46
  Macquarie Bank Limited                          3,094                83
  Macquarie Infrastructure Group                 28,304                72
  Mayne Group Limited                            13,331                33
  Mirvac Group                                   11,108                36
  National Australia Bank Limited                21,694               489
  Newcrest Mining Limited                         5,434                53


                                                Shares               Value
                                         --------------------   ---------------
  News Corporation Limited (The)                 21,026         $     190
  Orica Limited                                   4,540                48
  Origin Energy Limited                           4,586                16
  PaperlinX Limited                               6,286                24
  Patrick Corporation Limited                     2,762                30
  QBE Insurance Group Limited                     9,496                76
  Rinker Group Limited                           14,451                71
  Rio Tinto Limited                               4,552               128
  Santos Limited                                  9,254                48
  Sonic Healthcare Limited                        2,031                11
  Southcorp Limited                              10,545                21
  Stockland Trust Group                          13,734                54
  Stockland Trust Group-new                         471                 2
  Suncorp-Metway Limited                          7,947                74
  TABCORP Holdings Limited                        5,686                48
  Telestra Corporation Limited                   31,960               116
  Transurban Group                                7,968                27
  Wesfarmers Ltd.                                 5,563               111
  Westfield Holdings Limited                      6,330                67
  Westfield Trust-Units (a)                       1,194                 3
  Westpac Banking Corporation                    25,017               301
  WMC Resources Ltd. (a)                         17,328                73
  Woodside Petroleum Ltd.                         7,058                79
  Woolworths Limited                             14,634               130
Austria (0.4%)
  Bank Austria Creditanstalt (a)                    902                46
  Boehler-Uddeholm AG                               321                22
  Erste Bank der oesterreichischen
    Sparkassen AG                                 1,577               195
  Flughafen Wien AG                                 600                28
  Mayr-Melnhof Karton AG-ADR                        369                44
  OMV AG                                            546                81
  RHI AG (a)                                        678                13
  Telekom Austria AG (a)                         10,448               129
  VA Technologie AG (a)                             507                16
  voestalpine AG                                  1,364                56
  Wienerberger AG                                 2,467                66
Belgium (0.5%)
  Agfa-Gevaert N.V.                               3,385                96
  Bekaert NV                                        125                 8
  Dexia                                          14,624               252
  Electrabel SA                                     274                86
  Fortis                                         17,429               350
  Interbrew                                         161                 4
  Kredietbank SA Luxembourgeoise                  1,287                60
  Solvay SA                                       1,109                96
  UCB SA                                            636                24
China (1.4%)
  Aluminum Corporation of China
    Limited-H Shares                            200,000               152


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Van Kampen Active International Allocation 3

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares               Value
                                            --------------------   ---------------
China (continued)
  Beijing Capital International Airport
    Company Limited-H Shares                         98,000        $      33
  Beijing Datang Power Generation
    Company Limited-H Shares                        104,000               74
  China Petroleum & Chemical
    Corporation (Sinopec)-H Shares                1,224,000              548
  China Shipping Development Co., Ltd.-
    H Shares                                         94,000               70
  China Southern Airlines Company
    Limited-H Shares (a)                             86,000               37
  China Telecom Corporation, Ltd.                   586,000              242
  Guangshen Railway Company Limited-
    H Shares                                        104,000               29
  Huaneng Power International, Inc.                 112,000              194
  Jiangsu Expressway Company Limited-
    H Shares                                         90,000               48
  Jiangxi Copper Co. Ltd.-H Shares                   84,000               46
  PetroChina Company Limited                      1,284,000              736
  Qingling Motors Company Limited-
    H Shares                                         90,000               18
  Shandong International Power
    Development Company Limited-
    H Shares                                        178,000               75
  SINOPEC Shanghai Petrochemical
    Company Limited                                 170,000               76
  Sinopec Yizheng Chemical Fibre Co.
    Ltd.-H Shares                                   102,000               26
  Sinotrans Limited-H Shares                        130,000               59
  Travelsky Technology Limited-H Shares              23,000               25
  Tsingtao Brewery Company Limited-
    H Shares                                         30,000               35
  Yanzhou Coal Mining Company
    Limited-H Shares                                 74,000               75
  Zhejiang Expressway Company
    Limited-H Shares                                105,000               74
Denmark (0.3%)
  Danske Bank A/S                                    13,439              315
  Group 4 Falck A/S                                     400                8
  ISS A/S                                               300               15
  Novo Nordisk A/S-Class B                            2,800              114
  Novozymes A/S-B Shares                                436               16
  Vestas Wind Systems A/S (b)                           700               11
Finland (0.7%)
  Fortum Oyj                                          5,628               58
  Kesko Oyj-B Shares                                  2,781               49
  KONE Oyj-B Shares                                   1,164               67
  Metso Corporation                                   5,420               66
  Nokia Oyj                                          26,443              457
  Outokumpu Oyj                                       3,274               44
  Sampo PLC-A Shares                                  5,200               54
  Stora Enso Oyj-R Shares                            12,525              169


                                                   Shares               Value
                                            --------------------   ---------------
Finland (continued)
  TietoEnator Corporation                             2,227        $      61
  UPM-Kymmene Oyj                                     9,430              180
  Uponor Oyj                                            390               12
  Wartsila Oyj-B Shares                                 878               17
France (5.6%)
  Accor SA                                            3,391              154
  Air France                                          1,354               21
  Air Liquide                                         1,869              330
  Alcatel-Class A (a)(b)                              8,817              114
  Alstom (a)                                          1,315                2
  Aventis SA                                         12,012              794
  AXA                                                21,773              466
  BNP Paribas SA                                     12,061              759
  Bouygues SA                                         6,152              215
  Business Objects S.A. (a)                             331               12
  Cap Gemini SA (a)                                   1,788               79
  Carrefour SA                                        4,594              252
  CNP Assurances SA                                   1,743               91
  Compagnie de Saint-Gobain                           9,900              485
  Compagnie Generale des Etablissements
    Michelin-Class B                                  2,321              106
  Credit Agricole SA                                  2,789               67
  Dassault Systemes SA                                  414               19
  Essilor International SA                              151                8
  Etablissements Economiques du Casino
    Guichard-Perrachon SA                               605               59
  France Telecom (a)                                 17,259              493
  Groupe Danone SA                                    1,264              206
  Groupe Wanadoo SA (a)                               4,032               33
  Imerys                                                288               61
  Lafarge SA                                          2,772              247
  Lagardere SCA                                       2,115              122
  LVMH Moet Hennessy Louis Vuitton SA                 6,210              452
  PSA Peugeot Citroen SA                              3,176              162
  Publicis Groupe SA                                  1,521               49
  Renault SA                                          2,864              198
  Sagem SA                                              117               13
  Sanofi-Synthelabo                                   6,219              468
  Schneider Electric SA                               5,539              363
  Societe BIC                                           884               41
  Societe Generale-Class A                            4,515              399
  Sodexho Alliance                                    1,802               54
  Suez                                                9,895              199
  Technip SA                                             70                8
  Television Francaise 1                              1,890               66
  Thales SA                                           3,611              121
  Total Fina Elf SA                                  12,589            2,340
  Valeo SA                                            1,270               51
  Vinci SA                                            1,308              108
  Vivendi Environnement                               1,228               33


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 4

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
                                               --------------------   ---------------
France (continued)
  Vivendi Universal (a)                                15,997         $     389
  Zodiac SA                                               202                 6
Germany (4.9%)
  adidas-Salomon AG                                       107                12
  Allianz AG-Registered Shares                          6,598               833
  Altana AG                                               274                17
  BASF AG                                               8,942               505
  Bayer AG                                             11,026               325
  Bayerische Hypo-und Vereinsbank AG (a)               13,993               326
  Beiersdorf AG                                         1,270               156
  Commerzbank AG                                       16,585               325
  Continental AG                                        2,200                83
  DaimlerChrysler AG-Registered Shares                 14,459               676
  Deutsche Bank AG                                     12,336             1,025
  Deutsche Borse AG                                     3,545               194
  Deutsche Lufthansa AG-Registered Shares              11,133               186
  Deutsche Post AG-Registered Shares                    7,470               154
  Deutsche Telekom AG (a)(b)                           35,473               649
  Douglas Holding AG                                      543                15
  E.ON AG                                               9,573               627
  EPCOS AG (a)(b)                                         176                 4
  Fresenius Medical Care AG                               607                43
  GEHE AG                                                 426                21
  HeidelbergCement AG (a)                                 583                25
  KarstadtQuelle AG                                       461                11
  Linde AG                                              1,791                96
  MAN AG                                                1,769                54
  Merck KGaA                                              692                29
  METRO AG (b)                                          1,281                57
  Muenchener
    Rueckversicherungs-Gesellschaft AG                  1,636               200
  Preussag AG                                           2,202                46
  PUMA AG Rudolf Dassler Sport                             93                16
  RWE AG                                                5,405               215
  SAP AG                                                2,444               412
  Schering AG                                           1,717                87
  Siemens AG-Registered Shares (b)                     18,864             1,519
  ThyssenKrupp AG                                       5,293               105
  Volkswagen AG (b)                                     3,847               215
Greece (0.1%)
  Alpha Bank SA                                         1,400                42
  EFG Eurobank Ergasias SA                                400                 8
  National Bank of Greece SA                            4,671               122
  Titan Cement Company SA                                 400                16
Hong Kong (1.5%)
  Bank of East Asia, Limited                           34,451               106
  Boc Hong Kong (Holdings) Limited                     65,500               123
  Cathay Pacific Airways Limited                       25,000                48
  Cheung Kong (Holdings) Limited                       37,000               294


                                                      Shares               Value
                                               --------------------   ---------------
Hong Kong (continued)
  Cheung Kong Infrastructure Holdings
    Limited                                            14,000         $      31
  China Eastern Airlines Corporation
    Limited-H Shares (a)                              114,000                19
  CLP Holdings Limited                                 43,000               205
  Esprit Holdings Limited                              21,500                72
  Hang Lung Properties Limited                         30,000                38
  Hang Seng Bank Limited                               17,300               227
  Henderson Land Development Company
    Limited                                            17,000                75
  Hong Kong and China Gas Company
    Limited (The)                                      95,000               145
  Hong Kong Exchanges & Clearing Limited               25,000                54
  Hongkong Electric Holdings Limited                   34,000               134
  Hopewell Holdings Limited                             8,000                12
  Hutchison Whampoa Limited                            53,900               398
  Hysan Development Company Limited                     6,000                 9
  Johnson Electric Holdings Limited                    36,000                46
  Li & Fung Limited                                    40,000                69
  MTR Corporation                                      33,598                44
  New World Development Company
    Limited                                            33,665                27
  PCCW Limited (a)                                     77,200                50
  SCMP Group Limited                                   10,000                 4
  Shangri-La Asia Limited                              22,600                21
  Sino Land Company Limited                            24,290                14
  Sun Hung Kai Properties Limited                      33,000               273
  Swire Pacific Limited-Class A                        23,000               142
  Techtronic Industries Company Limited                12,000                33
  Television Broadcasts Limited                         4,000                20
  Wharf (Holdings) Limited (The)                       30,000                83
  Yue Yuen Industrial (Holdings) Limited               11,500                32
India (0.9%)
  Bajaj Auto Limited-GDR (a)                            4,587               111
  Dr. Reddy's Laboratories Limited-ADR                  3,400               108
  Gail India Limited-GDR                                2,367                79
  HDFC Bank Limited-ADR                                   900                27
  Hindalco Industries Limited-GDR 144A                  3,851               119
  ICICI Bank Limited-ADR                                6,400               110
  Infosys Technologies Limited-ADR (b)                  2,300               220
  Larsen & Toubro Ltd.-GDR (LUX)                        2,929                68
  Larsen & Toubro Ltd.-GDR (GBP) (a)                    2,281                52
  Ranbaxy Laboratories Ltd.-GDR (USD)                     241                 6
  Ranbaxy Laboratories Ltd.-GDR (GBP) (a)               2,100                54
  Reliance Industries Limited-GDR-144A                 15,503               481
  Satyam Computer Services Limited-ADR (b)              3,000                88
  State Bank of India-GDR                               3,584               120
  Tata Motors Limited-GDR (EUR)                         3,742                37
  Tata Motors Limited-GDR (GBP) (a)                     2,914                29
  Wipro Limited-ADR (b)                                   700                34


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 5

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  --------------------   ---------------
Ireland (0.3%)
  Allied Irish Banks, PLC                                 11,569         $     185
  Bank of Ireland                                         12,798               175
  CRH PLC (IRE)                                            4,175                86
  DCC PLC                                                    700                10
  Grafton Group PLC                                        1,500                10
  Independent News & Media PLC                             4,300                10
  Irish Life & Permanent PLC                               6,149                99
Italy (1.6%)
  Alleanza Assicurazioni SpA                               4,855                53
  Assicurazioni Generali SpA                              10,801               286
  Autogrill SpA (a)                                        1,380                20
  Banca Fideuram SpA                                       2,009                12
  Banca Intesa SpA                                        56,005               219
  Banca Intesa SpA-RNC                                     3,509                10
  Banca Monte dei Paschi di Siena SpA                      3,766                12
  Banca Nazionale del Lavoro SpA (a)                       5,244                13
  Banca Popolare di Milano Scarl                           1,378                 9
  Banco Popolare di Verona e Novara S.c.r.l.               5,903               100
  Benetton Group SpA                                       1,244                14
  Enel SpA                                                16,907               115
  ENI-Ente Nazionale Idrocarburi                          26,131               493
  Fiat SpA (a)                                             4,419                34
  Finmeccanica SpA                                        32,484                25
  Italcementi SpA                                          1,085                14
  Mediaset S.p.A.                                          9,397               112
  Mediobanca-Banca di Credito Finanziario SpA              3,148                34
  Mediolanum SpA                                           1,510                12
  Pirelli & C. Accomandita per Azioni                     25,170                26
  Riunione Adriatica di Sicurta SpA                        1,994                34
  Sanpaolo IMI SpA                                        21,793               284
  SEAT Pagine Gialle SpA (a)                              28,748                27
  Snia SpA                                                 2,727                 7
  Telecom Italia Mobile SpA                               40,095               218
  Telecom Italia-RNC (a)                                  64,981               132
  Telecom Italia SpA (a)                                 111,128               329
  Tiscali SpA (a)                                            316                 2
  UniCredito Italiano SpA                                 73,160               395
Japan (20.8%)
  Advantest Corporation                                      800                63
  AEON Co., Ltd.                                           4,000               134
  Ajinomoto Co., Inc.                                     22,000               253
  Alps Electric Co., Ltd.                                  3,000                44
  Amada Co., Ltd.                                          6,000                31
  Asahi Breweries, Ltd.                                   11,000               100
  Asahi Glass Company, Limited                            37,000               304
  Asahi Kasie Corporation                                 37,000               201
  Asatsu-DK Inc.                                           1,000                26
  BELLSYSTEM24, Inc.                                          80                16
  Benesse Corporation                                      1,900                46


                                                         Shares               Value
                                                  --------------------   ---------------
Japan (continued)
  Bridgestone Corporation                                 24,000         $     323
  Canon Inc.                                              17,000               791
  CASIO Computer Co., Ltd.                                13,000               137
  Central Japan Railway Company                               47               406
  Chubu Electric Power Company,
    Incorporated                                           5,500               115
  Chugai Pharmaceutical Co., Ltd.                          9,500               137
  Citizen Watch Co., Ltd.                                  6,000                55
  CSK Corporation                                          1,300                47
  Dai Nippon Printing Co., Ltd.                           14,000               197
  Daicel Chemical Industries, Ltd.                         4,000                16
  Daiichi Pharmaceutical Co., Ltd.                         5,800               104
  Daikin Industries, Ltd.                                  4,000                92
  Dainippon Ink and Chemicals,
    Incorporated                                          22,000                42
  Daito Trust Construction Co., Ltd.                       3,400               101
  Daiwa House Industry Co., Ltd.                          19,000               202
  Daiwa Securities Group Inc.                             74,000               503
  Denki Kagaku Kogyo Kabushiki Kaisha                     13,000                42
  Denso Corporation                                       19,800               390
  Dowa Mining Co., Ltd.                                    6,000                32
  East Japan Railway Company                                 104               490
  Ebara Corporation                                       10,000                43
  Eisai Company, Ltd.                                      7,700               208
  FANUC LTD                                                5,600               335
  Fast Retailing Co., Ltd.                                   100                 6
  Fuji Photo Film Co., Ltd.                               14,000               452
  Fuji Television Network, Inc.                                3                16
  Fujikura Ltd.                                            5,000                29
  Fujisawa Pharmaceutical Company
    Limited                                                4,000                85
  Fujitsu Limited (a)                                     34,000               200
  Furukawa Electric Co., Ltd. (The)                       17,000                56
  Hankyu Department Stores, Inc.                           1,000                 7
  Hirose Electric Co., Ltd.                                  600                69
  Hitachi, Ltd.                                           59,000               355
  Honda Motor Co., Ltd.                                   25,500             1,132
  Hoya Corporation                                         2,200               202
  Isetan Co., Ltd.                                         3,000                33
  Ishikawajima-Harima Heavy Industries
    Co., Ltd.                                             24,000                34
  ITOCHU Corporation                                      34,000               112
  Ito-Yokado Co., Ltd.                                     5,000               157
  Japan Airlines Company, Ltd.                            28,000                74
  Japan Tobacco Inc.                                          17               124
  JFE Holdings, Inc.                                      13,600               371
  JGC Corporation                                          3,000                31
  JSR Corporation                                          4,000                89
  Kajima Corporation                                      34,000               110
  Kaken Pharmaceutical Co., Ltd.                           1,000                 5
  Kaneka Corporation                                       6,000                45


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Van Kampen Active International Allocation 6

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
                                                 --------------------   ---------------
Japan (continued)
  Kansai Electric Power Company,
    Incorporated (The)                                   27,800         $     487
  Kao Corporation                                        19,000               386
  Kawasaki Heavy Industries, Ltd.                        23,000                28
  Kawasaki Kisen Kaisha, Ltd.                             1,000                 5
  Keihin Electric Express Railway Co., Ltd.              11,000                65
  Keio Electric Railway Co., Ltd.                         5,000                26
  Keyence Corporation                                       560               118
  Kikkoman Corporation                                    3,000                21
  Kinki Nippon Railway Co., Ltd. (a)(b)                  47,000               141
  Kirin Brewery Company, Limited                         29,000               247
  Kokuyo Co., Ltd.                                        3,000                33
  Komatsu Ltd.                                           33,000               209
  Konami Company Ltd.                                     2,700                79
  Konica Corporation                                      4,000                54
  Kubota Corporation                                     46,000               190
  Kuraray Co., Ltd.                                      11,000                93
  Kurita Water Industries Ltd.                            1,000                12
  Kyocera Corporation                                     3,400               226
  Kyowa Hakko Kogyo Co., Ltd.                            11,000                70
  Kyushu Electric Power Company,
    Incorporated                                          3,700                64
  Lawson, Inc.                                              100                 3
  Mabuchi Motor Co., Ltd.                                   600                46
  Marubeni Corporation                                   37,000                71
  Marui Co., Ltd.                                        10,000               126
  Matsushita Electric Industrial Co., Ltd.               57,902               800
  Matsushita Electric Works, Ltd. (b)                     4,000                36
  Meiji Seika Kaisha, Ltd.                                5,000                20
  Meitec Corporation                                        900                35
  Millea Holdings, Inc.                                      38               496
  Minebea Co., Ltd.                                       6,000                30
  Mitsubishi Chemical Corporation                        50,000               130
  Mitsubishi Corporation                                 34,000               360
  Mitsubishi Electric Corporation                        58,000               241
  Mitsubishi Estate Company, Limited                     29,000               275
  Mitsubishi Heavy Industries, Ltd.                     102,000               283
  Mitsubishi Logistics Corporation                        3,000                25
  Mitsubishi Rayon Company, Limited                      15,000                56
  Mitsubishi Tokyo Financial Group, Inc.                    123               959
  Mitsui & Co., Ltd.                                     36,000               290
  Mitsui Chemicals, Inc.                                 15,000                87
  Mitsui Fudosan Co., Ltd.                               19,000               172
  Mitsui Mining & Smelting Co., Ltd.                     18,000                75
  Mitsui O.S.K. Lines, Ltd.                               3,000                15
  Mitsui Sumitomo Insurance Co., Ltd.                    71,000               583
  Mitsui Trust Holdings, Inc. (a)                        48,000               268
  Murata Manufacturing Company, Ltd.                      4,700               254
  NEC Corporation                                        31,000               228
  NGK Insulators, Ltd.                                   13,000                97
  NGK Spark Plug Co., Ltd.                                9,000                73


                                                        Shares               Value
                                                 --------------------   ---------------
Japan (continued)
  Nidec Corporation (b)                                     700         $      66
  Nikko Cordial Corporation                              27,000               150
  Nikon Corporation (a)                                   3,000                45
  Nintendo Co., Ltd.                                      3,400               317
  Nippon Express Co., Ltd.                               28,000               132
  Nippon Meat Packers, Inc.                               5,000                49
  Nippon Mining Holdings, Inc.                            9,500                33
  Nippon Oil Corporation                                 51,000               260
  Nippon Sheet Glass Company, Limited                    10,000                29
  Nippon Steel Corporation                              192,000               412
  Nippon Telegraph and Telephone
    Corporation                                             170               820
  Nippon Unipac Holding                                      25               129
  Nippon Yusen Kabushiki Kaisha                          36,000               163
  Nissan Chemical Industries, Ltd.                        4,000                36
  Nissan Motor Co., Ltd.                                 74,000               845
  Nisshin Seifun Group Inc.                               3,000                27
  Nissin Food Products Co., Ltd.                          1,900                47
  Nitto Denko Corporation                                 4,400               234
  Nomura Securities Co., Ltd. (The)                      56,000               953
  NSK Ltd.                                               20,000                73
  NTN Corporation                                        11,000                52
  NTT DATA Corporation                                       32               121
  NTT DoCoMo, Inc.                                          230               521
  Obayashi Corporation                                   14,000                63
  Oji Paper Co., Ltd.                                    36,000               232
  Oki Electric Industry Company, Limited (a)             14,000                55
  Olympus Optical Co., Ltd.                               3,000                65
  Omron Corporation                                       5,000               101
  Onward Kashiyama Co., Ltd.                              5,000                61
  Oracle Corporation Japan                                1,100                57
  Oriental Land Co., Ltd.                                 2,200               136
  Osaka Gas Co., Ltd.                                    69,000               187
  Pioneer Corporation                                     5,100               141
  Ricoh Company, Ltd.                                    12,000               237
  Rohm Company, Ltd.                                      1,400               164
  Sankyo Company, Ltd.                                   15,700               295
  SANYO Electric Co., Ltd.                               52,000               272
  Secom Co., Ltd.                                         5,000               187
  Sekisui Chemical Co., Ltd.                              9,000                46
  Sekisui House, Ltd.                                    20,000               206
  Seven-Eleven Japan Co., Ltd.                            4,240               129
  Sharp Corporation                                      25,000               394
  Shimamura Co., Ltd.                                       400                27
  Shimano, Inc.                                           3,100                64
  Shimizu Corporation                                    27,000               103
  Shin-Etsu Chemical Co., Ltd.                            9,800               400
  Shionogi & Co., Ltd.                                   10,000               186
  Shiseido Company, Limited                              11,000               134
  Showa Denko K.K.                                        3,000                 7


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                           Van Kampen Active International Allocation 7

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
                                              --------------------   ---------------
Japan (continued)
  Showa Shell Sekiyu K.K.                             5,000          $      41
  Skylark Co., Ltd.                                   4,000                 66
  SMC Corporation                                     1,900                236
  SOFTBANK Corp. (b)                                  5,600                171
  Sony Corporation                                   21,900                758
  Stanley Electric Co., Ltd.                          1,000                 19
  Sumitomo Bakelite Company Limited                   4,000                 26
  Sumitomo Chemical Company, Limited                 42,000                173
  Sumitomo Corporation                               22,000                164
  Sumitomo Electric Industries, Ltd.                 15,000                134
  Sumitomo Metal Industries, Ltd.                     8,000                  8
  Sumitomo Metal Mining Co., Ltd.                    14,000                104
  Sumitomo Realty & Development Co., Ltd.             1,000                  9
  Sumitomo Trust and Banking Company,
    Limited (The) (b)                                48,000                282
  Taiheiyo Cement Corporation                         3,000                  8
  Taisei Corporation                                  3,000                 11
  Taisho Pharmaceutical Co., Ltd.                    10,000                179
  Taiyo Yuden Co., Ltd.                               2,000                 26
  Takara Holdings Inc.                                3,000                 28
  Takashimaya Company, Limited                        4,000                 29
  Takeda Chemical Industries, Ltd.                   29,300              1,161
  Takuma Co., Ltd.                                    1,000                  5
  TDK Corporation                                     2,300                166
  Teijin Limited                                     25,000                 73
  Teikoku Oil Co., Ltd.                               4,000                 20
  Terumo Corporation                                  6,200                118
  THK Co., Ltd.                                         500                 10
  Tobu Railway Co., Ltd.                             28,000                100
  Toho Co., Ltd.                                      2,400                 31
  Tohoku Electric Power Company,
    Incorporated                                     13,500                224
  Tokyo Broadcasting System, Inc.                     2,000                 32
  Tokyo Electron Limited                              1,900                144
  Tokyo Gas Co., Ltd.                                75,000                267
  Tokyu Corporation                                  29,000                149
  TonenGeneral Sekiyu K.K.                            3,000                 25
  Toppan Printing Co., Ltd.                          13,000                135
  Toray Industries, Inc.                             36,000                150
  Toshiba Corporation                                63,000                239
  Tosoh Corporation                                  15,000                 50
  Tostem Inax Holding Corporation                     5,000                 97
  TOTO LTD.                                          15,000                127
  Toyko Electric Power Company,
    Incorporated (The)                               39,400                864
  Toyo Seikan Kaisha, Ltd.                            4,000                 56
  Toyoda Gosei Co., Ltd.                                300                  9
  Toyota Industries Corporation                       2,300                 49
  Toyota Motor Corporation (b)                       80,000              2,701
  Trend Micro Incorporated (a)                          500                 13


                                                     Shares               Value
                                              --------------------   ---------------
Japan (continued)
  UFJ Holdings, Inc. (a)(b)                             137          $     658
  Uni-Charm Corporation                               1,100                 54
  UNY Co., Ltd.                                       1,000                 10
  Wacoal Corp.                                        1,000                  8
  West Japan Railway Company                             10                 39
  World Co., Ltd.                                       800                 25
  Yakult Honsha Co., Ltd.                             3,000                 47
  Yamada Denki Co., Ltd.                                100                  3
  Yamaha Corporation                                  3,000                 59
  Yamaha Motor Co., Ltd.                              1,000                 11
  Yamanouchi Pharmaceutical Co., Ltd.                14,300                444
  Yamato Transport Co., Ltd.                          8,000                 94
  Yamazaki Baking Co., Ltd.                           3,000                 25
  Yasuda Fire & Marine Insurance
    Company, Limited (The)                           25,000                205
  Yokogawa Electric Corporation                       1,000                 14
Luxembourg (0.1%)
  Arcelor                                             6,623                115
Netherlands (4.5%)
  ABN AMRO Holding NV                                39,843                932
  Akzo Nobel NV                                       7,207                278
  DSM NV                                              1,255                 62
  Elsevier NV                                        14,528                180
  Euronext NV                                         2,098                 53
  European Aeronautic Defence and Space
    Company EADS NV (b)                               5,283                126
  Hagemeyer NV                                        2,128                  5
  Heineken NV                                        11,103                423
  ING Groep NV                                       31,462                734
  Koninklijke KPN NV (a)                             35,468                274
  Koninklijke Philips Electronics NV                 31,243                912
  Oce NV                                                431                  7
  Royal Dutch Petroleum Company                      57,594              3,036
  TPG NV                                             14,829                347
  Unilever NV-CVA                                    11,711                766
  Vedior NV-CVA                                       4,957                 78
  VNU NV                                              3,764                119
  Wolters Kluwer NV                                   8,014                125
New Zealand (0.0%)
  Carter Holt Harvey Limited                         14,900                 18
  Telecom Corporation of New Zealand
    Limited                                           4,830                 17
Norway (0.2%)
  Dnb Holding ASA                                     5,004                 33
  Norsk Hydro ASA                                     2,838                175
  Norske Skogindustrier ASA                           2,100                 40
  Orkla ASA                                           2,230                 50
  Statoil ASA                                         1,100                 12
  Tandberg ASA (a)                                      400                  3
  Tomra Systems ASA                                   2,281                 14


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 8

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  --------------------   ---------------
Portugal (0.1%)
  Banco Comercial Portugues SA                             7,113         $      16
  EDP-Electricidade de Portugal, SA                          548                 1
  Portugal Telecom, SGPS, SA-Registered
    Shares                                                15,878               160
  PT Multimedia (a)                                          238                 5
Russia (1.1%)
  AO Mosenergo-ADR                                        12,200                82
  Lukoil Oil Company-ADR                                   3,800               353
  Mining and Metallurgical Company
    Norilsk Nickel-ADR (b)                                 5,300               345
  OAO Gazprom-ADR (b)                                      2,300                60
  OAO Rostelecom-ADR                                       3,370                42
  RAO Unified Energy System of
    Russia-ADR                                            20,100               561
  Surgutneftegaz-ADR (b)                                  10,500               309
  Vimpel-Communications-ADR (a)                              800                59
  YUKOS Oil Company-ADR                                    4,276               182
Singapore (0.3%)
  City Developments Limited                                3,484                12
  ComfortDelGro Corporation Limited                       16,598                 8
  Creative Technology Limited (a)                            351                 4
  DBS Group Holdings Ltd.                                  9,788                85
  Oversea-Chinese Banking Corporation
    Limited                                                8,784                63
  Overseas Union Enterprises Ltd.                          1,494                 6
  SembCorp Industries Limited                             15,508                12
  Singapore Exchange Limited                              15,713                16
  Singapore Press Holdings Limited                         4,264                47
  Singapore Technologies Engineering
    Limited                                               29,184                35
  Singapore Telecommunications Limited                    76,064                88
  United Overseas Bank Limited                             9,219                72
  United Overseas Land Limited                            10,630                12
  Venture Manufacturing (Singapore) Ltd.                   1,879                22
Spain (4.9%)
  Acciona SA                                               2,560               156
  Acerinox, SA                                             1,933                91
  Acesa Infraestructuras, SA                              18,774               284
  ACS, Actividades de Construccion y
    Servicios SA                                           8,956               437
  Altadis, SA                                             18,300               519
  Amadeus Global Travel Distribution SA                   14,512                94
  Antena 3 Television, SA (a)                                451                20
  Banco Bilbao Vizcaya Argentaria, SA (b)                 72,069               995
  Banco Popular Espanol SA                                 1,680               100
  Banco Santander Central Hispano SA (b)                  88,803             1,051
  Endesa SA                                               26,435               508
  Fomento de Construcciones y Contratas, SA                6,349               234
  Gas Natural SDG, SA                                     39,059               914
  Grupo Ferrovial, SA                                      5,764               202


                                                         Shares               Value
                                                  --------------------   ---------------
Spain (continued)
  Iberdrola SA                                            22,869               452
  Iberia, Lineas Aereas de Espana SA                      57,006               164
  Indra Sistemas, SA                                         802                10
  Repsol-YPF, SA                                          34,003               663
  Sociedad General de Aguas de Barcelona, SA               5,874                88
  Telefonica SA                                          134,243             1,970
  Union Electrica Fenosa, SA                               5,901               111
  Vallehermoso, SA                                         9,849               149
Sweden (2.1%)
  Alfa Laval AB                                              500                 8
  Assa Abloy AB-Class B Free                               6,127                73
  Atlas Copco AB-A Shares                                  5,473               196
  Atlas Copco AB-B Shares                                  2,899                94
  Electrolux AB-Series B                                   9,240               203
  Eniro AB                                                 2,200                21
  H & M Hennes & Mauritz AB                                9,430               224
  Holmen AB-B Shares                                       2,400                85
  Modern Times Group MTG AB (a)                              600                13
  Nordea AB (b)                                           57,737               433
  Sandvik AB                                              10,691               369
  SAS AB (a)                                               1,563                15
  Securitas AB-Class B                                    12,206               165
  Skandia Insurance Company, Ltd.                         26,722                97
  Skandinaviska Enskilda Banken AB                         8,371               123
  Skanska AB-Class B                                      19,044               168
  SKF AB-Class B                                           3,408               132
  SSAB Svenstkt Stal AB                                    2,800                50
  Svenska Cellulosa AB-B Shares                            4,800               196
  Svenska Handelsbanken AB-A Shares                       17,560               359
  Swedish Match AB                                         6,100                62
  Tele2 AB-B Shares (a)                                    1,100                59
  Telefonaktiebolaget LM Ericsson-Class B (a)             91,273               164
  Telia AB                                                42,035               220
  Volvo AB-A Shares                                        2,662                78
  Volvo AB-B Shares (b)                                    8,942               273
  WM-Data AB-B Shares (a)                                  4,125                 9
Switzerland (5.1%)
  ABB Ltd (a)                                             17,831                90
  Adecco SA-Registered Shares                              4,506               290
  Ciba Specialty Chemicals Holding
    Inc.-Registered Shares (a)                             1,498               116
  Clariant AG (a)                                          2,996                44
  Credit Suisse Group                                     22,334               817
  Geberit AG                                                  35                17
  Givaudan SA-Registered Shares                              230               119
  Holcim Ltd.                                              3,111               145
  Kudelski SA-Bearer (a)                                     223                 7
  Logitech International SA (a)                              542                23
  Lonza Group Ltd.-Registered Shares                         912                52
  Nestle SA-Registered Shares                              6,599             1,650


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 9

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                                    Shares               Value
                                                             --------------------   ---------------
Switzerland (continued)
  Novartis AG                                                        40,316         $   1,830
  Roche Holding AG-Genusschein                                       12,041             1,215
  Roche Holding AG-Bearer                                               775               107
  Schindler Holding AG-Participation
    Certificates (a)                                                     75                18
  Serono SA-Class B                                                     170               121
  SGS Societe Generale de Surveillance
    Holding SA                                                          199               125
  Swatch Group AG (The)                                                 691                16
  Swatch Group AG (The)-Class B                                         691                83
  Swiss Reinsurance Company-Registered
    Shares                                                            3,598               243
  Swisscom AG-Registered Shares                                         565               186
  Syngenta AG                                                         2,305               155
  UBS AG-Registered Shares                                           26,549             1,818
  Valora Holding AG                                                      58                14
  Zurich Financial Services AG (a)                                    2,532               364
Thailand (1.6%)
  Advanced Info Service Public Company
    Limited (foreign)                                               129,600               277
  Bangkok Bank Public Company
    Limited-Registered Shares (a) (foreign)                          98,600               286
  Bangkok Bank Public Company Limited (a)                            51,300               141
  BEC World Public Company Limited
    (foreign)                                                        13,000                74
  Charoen Pokphand Foods Public
    Company Limited (foreign)                                       324,965                36
  Delta Electronics (Thailand) Public
    Company Limited (foreign)                                        46,100                31
  Electricity Generating Public Company
    Limited                                                          24,911                57
  Hana Microelectronics Public Company
    Limited (foreign)                                                 5,563                18
  Kasikornbank Public Company
    Limited-Foreign Registered Shares (a)                           123,658               219
  Kasikornbank Public Company Limited
    (a) (foreign)                                                    82,500               135
  Land and Houses Public Co., Ltd.                                  254,040                79
  Land and Houses Public Co.,
    Ltd.-Registered Shares (foreign)                                189,881                61
  National Finance Public Company
    Limited (foreign)                                                93,200                39
  PTT Exploration and Production Public
    Company Limited (foreign)                                        14,977               100
  PTT Public Company Limited (foreign)                              108,100               505
  Sahaviriya Steel Industries Public
    Company Limited (a) (foreign)                                    61,400                54
  Shin Corporation Public Company
    Limited (foreign)                                               168,100               166
  Siam Cement Public Company Limited                                 24,780               159


                                                                    Shares               Value
                                                             --------------------   ---------------
Thailand (continued)
  Siam Cement Public Company
    Limited-Registered Shares (foreign)                              44,700         $     312
  Siam City Cement Public Company
    Limited (foreign)                                                14,500                84
  Siam Commercial Bank PCL-Registered
    Shares (a) (foreign)                                             73,100               100
  TISCO Finance Public Company Limited
    (a) (foreign)                                                    55,900                46
United Kingdom (15.6%)
  Aegis Group Plc                                                    15,599                28
  AMEC PLC                                                            4,804                22
  Amersham PLC                                                       12,836               176
  AstraZeneca PLC (a)                                                29,010             1,393
  BAA PLC                                                            21,357               190
  BAE Systems PLC                                                   120,660               363
  Balfour Beatty PLC                                                  2,965                12
  Barclays PLC                                                       62,510               557
  Barratt Developments PLC                                            3,218                31
  BG Group PLC                                                       53,511               275
  BHP Billiton PLC (a)                                               44,242               386
  BOC Group PLC (The)                                                 9,166               140
  Boots Group PLC (The)                                               8,154               101
  BP PLC                                                            442,269             3,586
  BPB PLC                                                             7,336                46
  Brambles Industries PLC                                            18,844                69
  British Airways PLC (a)                                            35,409               147
  British American Tobacco, PLC                                      23,977               330
  British Sky Broadcasting Group PLC (a)                             22,414               282
  BT Group PLC                                                      131,635               444
  Bunzl PLC                                                           6,320                48
  Cable & Wireless PLC                                               25,850                62
  Cadbury Schweppes PLC                                              29,176               214
  Capita Group PLC (The)                                             20,583                90
  Carlton Communications, PLC                                         9,616                40
  Carnival PLC (a)                                                    2,872               116
  Centrica PLC                                                       34,734               131
  CGNU PLC                                                           36,705               322
  Cobham PLC                                                            791                17
  Compass Group PLC                                                  36,216               246
  Daily Mail and General Trust PLC                                    4,779                56
  Davis Service Group PLC (The)                                       1,238                 8
  De La Rue PLC                                                      10,089                50
  Diageo PLC                                                         55,254               727
  Dixons Group PLC                                                   34,209                85
  Electrocomponents PLC                                               5,381                31
  EMAP PLC                                                            4,093                63
  EMI Group PLC                                                      11,650                33
  Enterprise Inns PLC                                                 3,042                55
  Exel PLC                                                            5,580                74
  FKI PLC                                                             3,497                 7


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 10

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
                                               --------------------   ---------------
United Kingdom (continued)
  Friends Provident PLC                                 14,386           $      34
  George Wimpey PLC                                      8,155                  54
  GKN PLC                                               13,059                  62
  GlaxoSmithKline PLC                                   96,932               2,221
  Granada PLC                                           46,194                 101
  GUS PLC                                               21,555                 298
  Hanson PLC                                            13,388                  98
  Hays PLC                                              49,509                 106
  HBOS PLC                                              36,220                 469
  HHG PLC-CDI (a)                                       19,690                  14
  Hilton Group PLC                                      27,550                 111
  HSBC Holdings PLC (a)                                182,415               2,867
  IMI PLC                                                5,542                  33
  Imperial Chemical Industries PLC                      21,829                  78
  Imperial Tobacco Group PLC                            10,130                 199
  InterContinental Hotels Group PLC                     12,967                 123
  Invensys PLC                                          23,914                   8
  J Sainsbury PLC                                       19,080                 107
  Johnson Matthey PLC                                    4,361                  77
  Kelda Group PLC                                        8,558                  72
  Kesa Electricals PLC                                   4,682                  22
  Kidde PLC                                              9,174                  17
  Kingfisher PLC                                        20,487                 102
  Legal & General Group PLC                             90,403                 162
  Lloyds TSB Group PLC                                  53,408                 428
  Logica PLC                                            10,185                  47
  Marks and Spencer Group PLC                           44,854                 232
  MFI Furniture Group PLC                                5,381                  15
  Misys PLC                                              7,877                  30
  Mitchells & Butlers PLC                               12,746                  51
  National Grid Group PLC (The)                         52,827                 378
  Pearson PLC                                           13,022                 145
  Peninsular and Oriental Steam
    Navagation Company (The)                            11,605                  48
  Persimmon PLC                                          4,287                  41
  Pilkington PLC                                        10,228                  18
  Prudential PLC                                        27,501                 232
  Rank Group PLC (The)                                  11,308                  57
  Reckitt Benckiser PLC                                 15,595                 353
  Reed International PLC                                20,396                 171
  Rentokil Initial PLC                                  56,430                 192
  Reuters Group PLC                                     23,961                 101
  Rexam PLC                                              8,743                  67
  Rio Tinto PLC-Registered Shares                       19,521                 539
  RMC Group PLC                                          4,162                  52
  Rolls-Royce Group PLC                                 57,078                 181
  Royal & Sun Alliance Insurance Group PLC              12,004                  19
  Royal Bank of Scotland Group PLC (The)                26,731                 787
  Sage Group PLC (The)                                  16,201                  51
  Scottish and Southern Energy PLC                      13,131                 158


                                                      Shares               Value
                                               --------------------   ---------------
United Kingdom (continued)
  Scottish Power PLC                                    28,775           $     192
  Securicor PLC                                          2,907                   5
  Serco Group PLC                                       13,726                  42
  Severn Trent PLC                                       7,570                 101
  Shell Transport & Trading Company PLC                179,949               1,339
  Smith & Nephew PLC                                     7,881                  66
  Smiths Group PLC                                       7,109                  84
  Tesco PLC                                             69,997                 323
  Tomkins PLC                                            6,695                  32
  Unilever PLC                                          46,635                 435
  United Business Media PLC                              5,174                  45
  Vodafone Group PLC                                 1,320,609               3,274
  Whitbread PLC                                          6,271                  81
  William Hill PLC                                       9,571                  73
  Wolseley PLC                                          13,101                 185
  WPP Group PLC                                         20,359                 200
  Yell Group PLC                                         6,733                  37
                                                                         ---------
Total Common Stocks (cost: $124,872)                                       145,088
                                                                         ---------

                                           Principal        Value
                                          -----------   ------------
SECURITY LENDING COLLATERAL (4.6%)
Debt (3.7%)
Bank Notes (0.2%)
  Credit Suisse First Boston (USA), Inc.
    1.14%, due 09/08/2004                    $   41     $      41
  Fleet National Bank
    1.00%, due 01/21/2004                       153           153
  National Bank of Commerce
    1.19%, due 04/21/2004                       127           127
Commercial Paper (0.9%)
  Compass Securitization-144A
    1.08%, due 01/22/2004                        76            76
  Delaware Funding Corporation
    1.08%, due 01/07/2004                        51            51
  Falcon Asset Securitization
    Corporation-144A
    1.09%, due 01/08/2004                        76            76
    1.09%, due 01/13/2004                        51            51
    1.08%, due 02/05/2004                       102           102
  General Electric Capital Corporation
    1.09%, due 01/08/2004                       127           127
    1.09%, due 01/09/2004                        76            76
    1.08%, due 01/16/2004                       101           101
  Govco Incorporated-144A
    1.07%, due 02/05/2004                       127           127
  Greyhawk Funding LLC-144A
    1.09%, due 01/29/2004                       127           127
    1.09%, due 02/06/2004                       127           127
    1.10%, due 02/09/2004                        74            74


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                          Van Kampen Active International Allocation 11

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts except share amounts in thousands)

                                                          Principal               Value
                                                   -----------------------   ---------------
Commercial Paper (continued)
  Jupiter Securitization
    Corporation-144A
    1.08%, due 02/02/2004                                 $      127         $     127
  Liberty Street Funding Company-144A
    1.08%, due 01/20/2004                                         76                76
  Preferred Receivables Funding-144A
    1.09%, due 01/16/2004                                                          148
    1.08%, due 02/17/2004                                        254               254
  Sheffield Receivables-144A
    1.09%, due 01/21/2004                                         51                51
Euro Dollar Overnight (0.2%)
  BNP Paribas SA
    0.97%, due 01/07/2004                                        255               255
  Credit Agricole Indosuez
    0.98%, due 01/02/2004                                         10                10
    1.08%, due 01/06/2004                                         97                97
Euro Dollar Terms (0.9%)
  Bank of Montreal
    1.06%, due 01/15/2004                                         50                50
    1.06%, due 02/17/2004                                        102               102
  Bank of Scotland
    1.06%, due 04/02/2004                                         76                76
  Citigroup Inc.
    1.10%, due 01/22/2004                                         76                76
    1.09%, due 02/06/2004                                        102               102
  Credit Agricole Indosuez
    1.08%, due 01/28/2004                                         51                51
  Den Danske Bank
    1.08%, due 01/20/2004                                        255               255
    1.02%, due 01/30/2004                                        127               127
  Royal Bank of Canada
    1.05%, due 02/27/2004                                        255               255
  Royal Bank of Scotland Group PLC
    (The)
    1.08%, due 01/09/2004                                        153               153
    1.08%, due 01/15/2004                                         51                51
    1.08%, due 01/20/2004                                         25                25
  Svenska Handelsbanken AB
    1.09%, due 01/15/2004                                         25                25
  Toronto-Dominion Bank (The)
    1.10%, due 01/08/2004                                        153               153


                                                          Principal               Value
                                                   -----------------------   ---------------
Euro Dollar Terms (continued)
  Wells Fargo & Company
    1.04%, due 01/30/2004                                 $      204         $     204
Master Notes (0.3%)
  Bear Stearns Companies Inc. (The)
    1.14%, due 06/10/2004                                        102               102
    1.14%, due 09/08/2004                                        153               153
  Morgan Stanley
    1.05%, due 06/21/2004                                        244               244
Medium Term Notes (0.2%)
  Goldman Sachs Group, Inc. (The)
    1.02%, due 03/23/2004                                        255               255
  Liberty Lighthouse Funding-144A
    1.14%, due 01/15/2004                                         76                76
Repurchase Agreements (1.0%) (c)
  Credit Suisse First Boston (USA), Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $596 on 01/02/2004                      596               596
  Merrill Lynch & Co., Inc.
    1.04% Repurchase Agreement dated 12/31/2003
    to be repurchased at $809 on 01/02/2004                      809               809
  Morgan Stanley
    1.11% Repurchase Agreement dated 12/31/2003
    to be repurchased at $484 on 01/02/2004                      484               484

                                                        Shares           Value
                                                    --------------   ------------
Investment Companies (0.9%)
Money Market Funds (0.9%)
  American AAdvantage Select Fund
    1-day yield of 1.00%                              124,887        $     125
  Merrill Lynch Premier Institutional Fund
    1-day yield of 1.04%                              304,921              305
  Merrimac Cash Series Fund-Premium Class
    1-day yield of 0.98%                            1,325,899            1,326
                                                                     ---------
Total Security Lending Collateral (cost: $8,634)                         8,634
                                                                     ---------
Total Investment Securities (cost: $133,933)                         $ 154,254
                                                                     =========
SUMMARY:
  Investments, at value                                 82.0%        $ 154,254
  Other assets in excess of liabilities                 18.0%           33,811
                                                    ---------        ---------
  Net assets                                           100.0%        $ 188,065
                                                    =========        =========



The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 12

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                                                Percentage of
                                                 Net Assets           Value
                                              ----------------   ---------------
INVESTMENTS BY INDUSTRY:
  Commercial Banks                             12.1%             $  22,801
  Pharmaceuticals                               5.7%                10,718
  Telecommunications                            5.7%                10,707
  Petroleum Refining                            4.6%                 8,688
  Automotive                                    3.9%                 7,320
  Oil & Gas Extraction                          3.4%                 6,422
  Chemicals & Allied Products                   3.4%                 6,383
  Electric Services                             3.2%                 6,020
  Electronic & Other Electric Equipment         2.8%                 5,349
  Insurance                                     2.4%                 4,489
  Food & Kindred Products                       2.0%                 3,791
  Industrial Machinery & Equipment              2.0%                 3,721
  Construction                                  1.4%                 2,620
  Metal Mining                                  1.2%                 2,286
  Transportation & Public Utilities             1.2%                 2,278
  Computer & Office Equipment                   1.1%                 2,112
  Security & Commodity Brokers                  1.1%                 2,107
  Stone, Clay & Glass Products                  0.9%                 1,741
  Life Insurance                                0.9%                 1,671
  Primary Metal Industries                      0.9%                 1,641
  Real Estate                                   0.9%                 1,636
  Gas Production & Distribution                 0.9%                 1,600
  Computer & Data Processing Services           0.8%                 1,567
  Printing & Publishing                         0.8%                 1,565
  Beverages                                     0.8%                 1,403
  Business Services                             0.7%                 1,378
  Tobacco Products                              0.7%                 1,234
  Electronic Components & Accessories           0.7%                 1,220
  Paper & Allied Products                       0.6%                 1,121
  Holding & Other Investment Offices            0.6%                 1,082
  Instruments & Related Products                0.6%                 1,082
  Wholesale Trade Durable Goods                 0.6%                 1,081
  Food Stores                                   0.5%                 1,003
  Beer, Wine & Distilled Beverages              0.5%                   957
  Aerospace                                     0.5%                   874
  Motion Pictures                               0.5%                   844
  Electric, Gas & Sanitary Services             0.4%                   817
  Retail Trade                                  0.4%                   815
  Air Transportation                            0.4%                   711
  Machinery, Equipment & Supplies               0.4%                   682
  Radio & Television Broadcasting               0.3%                   651
  Communications Equipment                      0.3%                   644
  Trucking & Warehousing                        0.3%                   623
  Restaurants                                   0.3%                   620


                                                Percentage of
                                                 Net Assets           Value
INVESTMENTS BY INDUSTRY:                      ----------------   ---------------
  Rubber & Misc. Plastic Products               0.3%             $     566
  Fabricated Metal Products                     0.3%                   537
  Communication                                 0.2%                   461
  Amusement & Recreation Services               0.2%                   425
  Apparel Products                              0.2%                   399
  Medical Instruments & Supplies                0.2%                   375
  Water Transportation                          0.2%                   364
  Manufacturing Industries                      0.2%                   343
  Railroads                                     0.2%                   305
  Hotels & Other Lodging Places                 0.2%                   304
  Residential Building Construction             0.2%                   297
  Lumber & Construction Materials               0.1%                   271
  Department Stores                             0.1%                   269
  Apparel & Accessory Stores                    0.1%                   251
  Textile Mill Products                         0.1%                   248
  Wholesale Trade Nondurable Goods              0.1%                   205
  Personal Services                             0.1%                   192
  Management Services                           0.1%                   186
  Mining                                        0.1%                   173
  Engineering & Management Services             0.1%                   161
  Transportation Equipment                      0.1%                   133
  Research & Testing Services                   0.1%                   125
  Lumber & Wood Products                        0.1%                   124
  Metal Cans & Shipping Containers              0.1%                   123
  Drug Stores & Proprietary Stores              0.1%                   101
  Variety Stores                                0.1%                    91
  Paperboard Containers & Boxes                 0.1%                    90
  Motor Vehicles, Parts & Supplies              0.0%                    62
  Health Services                               0.0%                    54
  Environmental Services                        0.0%                    50
  Educational Services                          0.0%                    46
  Agriculture                                   0.0%                    36
  Petroleum & Petroleum Products                0.0%                    33
  Automotive Dealers & Service Stations         0.0%                    32
  Leather & Leather Products                    0.0%                    32
  Services, Not Elsewhere Classified            0.0%                    31
  Radio, Television & Computer Stores           0.0%                    25
  Furniture & Home Furnishings Stores           0.0%                    15
  Lumber & Other Building Materials             0.0%                    10
                                              -----              ---------
    Investments, at market value               77.4%               145,620
    Short-term investments                      4.6%                 8,634
    Other assets in excess of liabilities      18.0%                33,811
                                              -----              ---------
    Net assets                                100.0%             $ 188,065
                                              =====              =========



The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 13

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2003
(all amounts in thousands)

                     FORWARD FOREIGN CURRENCY CONTRACTS:
-----------------------------------------------------------------------------
                                                 Amount in     Net Unrealized
                       Bought     Settlement    U.S. Dollars    Appreciation
Currency               (Sold)        Date      Bought (Sold)   (Depreciation)
------------------- ------------ ------------ --------------- ---------------
Australian Dollar        2,187   03/18/2004      $  1,603          $ 29
Euro Dollar                (30)  01/05/2004           (37)            -
Euro Dollar                (60)  01/06/2004           (75)            -
Euro Dollar                103   01/07/2004           129             1
Euro Dollar             18,717   03/18/2004        22,946           606
British Pound            6,036   03/18/2004        10,455           285
Japanese Yen           465,730   03/18/2004         4,353             2
Japanese Yen           (28,050)  03/18/2004          (262)            -
Singapore Dollar         1,250   03/18/2004           731             6
Singapore Dollar        (1,250)  03/18/2004          (732)           (5)
                                                 --------          -------
                                                 $ 39,111          $ 924
                                                 ========          ======

                        FUTURES CONTRACTS (d):
-----------------------------------------------------------------------
                                                         Net Unrealized
                                 Settlement               Appreciation
                     Contracts      Date       Amount    (Depreciation)
                    ----------- ------------ ---------- ---------------
CAC 40 10 Euro          198     03/31/2004    $  8,642     $     137
The German
  Stock Index            81     03/19/2004       9,740           242
Dow Jones Euro
  STOXX 50              121     03/19/2004       4,056            71
FTSE 100 Index          138     03/21/2004      10,501           297
SPI 200 Index            27     03/18/2004       1,626            33
Tokyo Price Index        44     03/11/2004       4,091           192
                                              --------     ---------
                                              $ 38,656     $     972
                                              ========     =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b)  At December 31, 2003, all or a portion of this security is on loan (see
     Note 1). The value at December 31, 2003, of all securities on loan is $8,197.
(c) Cash collateral for the Repurchase Agreements, valued at $1,927, that serve as collateral for securities lending are invested in corporate bonds with interest rates ranging from 0.00%-10.18% and maturity dates ranging from 04/01/2004-03/01/2043, including some issues having a perpetual maturity.
(d) At December 31, 2003, cash in the amount of $2,800 is segregated with the custodian to cover margin requirements for open futures contracts.

DEFINITIONS:
ADR  American Depositary Receipt
CDI  Chess Depositary Interests
CVA  Certificaaten van aandelen (share certificates)
GDR  Global Depositary Receipt
RNC  Saving Non-Convertible Shares
144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $600 or 0.32% of the net assets of the fund.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 14

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $133,933)
     (including $8,197 of securities loaned)                 $154,254
  Cash                                                         37,477
  Foreign cash (cost: $3,909)                                   4,038
  Receivables:
     Investment securities sold                                 2,324
     Interest                                                       7
     Dividends                                                    136
     Dividend reclaims receivable                                  57
  Unrealized appreciation on forward foreign
     currency contracts                                           929
  Variation margin                                                101
  Other                                                            20
                                                             ---------
                                                              199,343
                                                             ---------
Liabilities:
  Investment securities purchased                               2,346
  Accounts payable and accrued liabilities:
     Management and advisory fees                                 146
  Deferred foreign taxes                                          115
  Payable for collateral for securities on loan                 8,635
  Unrealized depreciation on forward foreign
     currency contracts                                             5
  Other                                                            31
                                                             ---------
                                                               11,278
                                                             ---------
Net Assets                                                   $188,065
                                                             =========
Net Assets Consist of:
  Capital stock, 50,000 shares authorized ($.01 par value)   $    189
  Additional paid-in capital                                  205,833
  Undistributed net investment income (loss)                    3,750
  Accumulated net realized gain (loss) from investment
     securities, futures and foreign currency transactions    (43,957)
  Net unrealized appreciation (depreciation) on:
     Investment securities (Net of deferred foreign taxes
       of $115)                                                20,206
     Futures contracts                                            972
     Translation of assets and liabilities denominated in
       foreign currencies                                       1,072
                                                             ---------
Net Assets                                                   $188,065
                                                             =========
Shares Outstanding:
  Initial Class                                                18,852
  Service Class                                                    12
Net Asset Value and Offering Price Per Share:
  Initial Class                                              $   9.98
  Service Class                                                 10.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $     27
  Dividends                                                 2,932
  Income from loaned securities-net                            37
     Less withholding taxes on foreign dividends             (329)
                                                         --------
                                                            2,667
                                                         --------
Expenses:
  Management and advisory fees                              1,095
  Transfer agent fees                                           2
  Printing and shareholder reports                             23
  Custody fees                                                252
  Administration fees                                          24
  Legal fees                                                    2
  Auditing and accounting fees                                 14
  Directors fees                                                4
  Other                                                         4
                                                         --------
  Total expenses                                            1,420
  Less:
     Advisory fee waiver                                     (215)
                                                         --------
  Net expenses                                              1,205
                                                         --------
Net Investment Income (Loss)                                1,462
                                                         --------
Net Realized Gain (Loss) from:
  Investment securities                                    (3,828)
  Futures contracts                                         2,023
  Foreign currency transactions                             2,310
                                                         --------
                                                              505
                                                         --------
Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on:
  Investment securities (Net of deferred foreign taxes
     of $115)                                              35,786
  Futures contracts                                         1,025
  Translation of assets and liabilities denominated in
     foreign currency                                         947
                                                         --------
                                                           37,758
                                                         --------
Net Gain (Loss) on Investment Securities, Futures and
  Foreign Currency Transactions                            38,263
                                                         --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 39,725
                                                         ========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 15

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   1,462        $   1,135
  Net realized gain (loss) from
     investment securities, futures and
     foreign currency transactions                        505          (29,874)
  Net unrealized appreciation
     (depreciation) on investment
     securities, futures and foreign
     currency translation                              37,758            9,461
                                                    ---------        ---------
                                                       39,725          (19,278)
                                                    ---------        ---------
Distributions to Shareholders:
  From net investment income:
     Initial Class                                     (1,244)            (218)
     Service Class                                          -                -
                                                    ---------        ---------
                                                       (1,244)            (218)
                                                    ---------        ---------
  From net realized gains:
     Initial Class                                          -                -
     Service Class                                          -                -
                                                    ---------        ---------
                                                            -                -
                                                    ---------        ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Initial Class                                     97,218          201,897
     Service Class                                      3,297                -
                                                    ---------        ---------
                                                      100,515          201,897
                                                    ---------        ---------
  Dividends and distributions reinvested:
     Initial Class                                      1,244              218
     Service Class                                          -                -
                                                    ---------        ---------
                                                        1,244              218
                                                    ---------        ---------
  Cost of shares redeemed:
     Initial Class                                    (49,958)        (205,549)
     Service Class                                     (3,273)               -
                                                    ---------        ---------
                                                      (53,231)        (205,549)
                                                    ---------        ---------
                                                       48,528           (3,434)
                                                    ---------        ---------
Net increase (decrease) in net assets                  87,009          (22,930)
                                                    ---------        ---------
Net Assets:
  Beginning of year                                   101,056          123,986
                                                    ---------        ---------
  End of year                                       $ 188,065        $ 101,056
                                                    =========        =========
Undistributed Net Investment
  Income (Loss)                                     $   3,750        $   1,101
                                                    =========        =========

                                                     December 31,     December 31,
                                                         2003             2002
                                                   ---------------- ----------------
Share Activity:
  Shares issued:
     Initial Class                                     11,654           23,402
     Service Class                                        379                -
                                                    ---------        ---------
                                                       12,033           23,402
                                                    ---------        ---------
  Shares issued-reinvested from distributions:
     Initial Class                                        151               27
     Service Class                                          -                -
                                                    ---------        ---------
                                                          151               27
                                                    ---------        ---------
  Shares redeemed:
     Initial Class                                     (6,269)         (23,652)
     Service Class                                       (367)               -
                                                    ---------        ---------
                                                       (6,636)         (23,652)
                                                    ---------        ---------
Net increase (decrease) in shares
  outstanding                                           5,548             (223)
                                                    =========        =========


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 16

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                For a share outstanding throughout each period (a)
                             ---------------------------------------------------------
                                                     Investment Operations
                                         ---------------------------------------------
                              Net Asset
                   For the      Value,         Net         Net Realized
                   Period     Beginning     Investment    and Unrealized      Total
                  Ended (b)   of Period   Income (Loss)     Gain (Loss)    Operations
                ------------ ----------- --------------- ---------------- ------------
Initial Class   12/31/2003    $    7.59     $   0.10        $    2.37      $    2.47
                12/31/2002         9.16         0.08            (1.63)         (1.55)
                12/31/2001        15.18         0.03            (3.09)         (3.06)
                12/31/2000        20.88         0.03            (3.68)         (3.65)
                12/31/1999        16.19         0.10             5.02           5.12
--------------- ----------    ---------     --------        ---------      ---------
Service Class   12/31/2003         7.50            -             2.50           2.50
--------------- ----------    ---------     --------        ---------      ---------

                 For a share outstanding throughout each period (a)
                -----------------------------------------------------
                             Distributions
                ----------------------------------------
                                                           Net Asset
                  From Net     From Net                     Value,
                 Investment    Realized       Total           End
                   Income       Gains     Distributions    of Period
                ------------ ----------- --------------- ------------
Initial Class    $   (0.08)   $       -    $   (0.08)     $    9.98
                     (0.02)           -        (0.02)          7.59
                         -        (2.96)       (2.96)          9.16
                     (0.03)       (2.02)       (2.05)         15.18
                     (0.26)       (0.17)       (0.43)         20.88
---------------  ---------    ---------    ---------      ---------
Service Class            -            -            -          10.00
---------------  ---------    ---------    ---------      ---------

                                                                        Ratios/Supplemental Data
                                                 -----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,           to Average          Net Investment
                   For the                           End of           Net Assets (f)         Income (Loss)     Portfolio
                   Period           Total            Period      -----------------------      to Average       Turnover
                  Ended (b)     Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)     Rate (g)
                ------------   ---------------   -------------   ---------   -----------   ----------------   ----------
Initial Class   12/31/2003           32.81%        $ 187,949        0.99%        1.17%            1.20%            53%
                12/31/2002          (16.97)          101,056        1.17         1.17             1.01            118
                12/31/2001          (22.96)          123,986        1.01         1.09             0.26             39
                12/31/2000          (18.26)          186,664        0.98         1.07             0.15             63
                12/31/1999           32.35           228,655        0.91         1.00             0.73             30
--------------- ----------          ------         ---------        ----         ----             ----            ---
Service Class   12/31/2003           33.36               116        1.24         1.49             0.05             53
--------------- ----------          ------         ---------        ----         ----             ----            ---

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Fund's share classes are as follows:
       Initial Class-April 8, 1991
       Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the year ended December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any, (see note
     2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.


The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 17

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. ("ATSF") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. ATSF serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Active International Allocation ("the Fund"), part of ATSF, began operations as T. Rowe Price International Stock Portfolio, a part of the Endeavor Series Trust, on April 8, 1991. The Fund became part of ATSF on May 1, 2002.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. The Service Class was opened on May 1, 2003. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Directors and the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2003, was paying an interest rate of 0.75%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $16 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 18

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATSF has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATSF, or by any other party. Directed commissions during the year ended December 31, 2003, of $3 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at December 31, 2003, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at December 31, 2003, are listed in the Schedule of Investments. Variation margin payable represents additional payments due in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 19

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds):

                                               Net          % of
                                              Assets     Net Assets
                                            ---------   -----------
Asset Allocation-Conservative Portfolio     $1,053            1%
Asset Allocation-Growth Portfolio           21,492           11%
Asset Allocation-Moderate Portfolio         11,502            6%
Asset Allocation-Moderate Growth
  Portfolio                                 28,498           15%
                                                             --
                                                             33%
                                                             ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.90% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit implemented on January 1, 2003:

    0.99% Expense Limit

If total Fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                      Advisory Fee       Available for
                         Waived        Recapture Through
                     --------------   ------------------
Fiscal Year 2003          $ 215           12/31/2006

Plan of Distribution: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment company Act of 1940, as amended. Pursuant to the Distribution Plan, ATSF entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATSF to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Initial Class          0.15%
  Service Class          0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2004. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund pays fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support, transfer agency and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Deferred compensation plan: Each eligible Fund Director may elect participation in the Deferred Compensation Plan for Directors of ATSF ("the Plan"). Under the Plan, such Directors may defer payment of a percentage of their total fees earned as a Fund Director. These deferred amounts may be invested in any portfolio of IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2003, the value of invested plan amounts was $6. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 75,489
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  56,611
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 20

Van Kampen Active International Allocation

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Additional paid-in capital are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Additional paid-in capital                          $  (14)
     Undistributed net investment income (loss)           2,431
     Undistributed net realized capital gains (loss)     (2,417)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $  218
       Long-term capital gains             -
     2003 Distributions paid from:
       Ordinary income                 1,244
       Long-term capital gains             -

The tax basis components of distributable earnings as of December 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   4,908
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (39,210)
                                                    =========
     Post October Capital Loss                      $     561
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  16,120
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     5,281   December 31, 2009
      28,603   December 31, 2010
       5,326   December 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2003, are as follows:

     Federal Tax Cost Basis                         $138,134
                                                    =========
     Unrealized Appreciation                        $ 21,253
     Unrealized (Depreciation)                        (5,133)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 16,120
                                                    =========


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                  Van Kampen Active International Allocation 21

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Directors and Shareholders
Van Kampen Active International Allocation

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Active International Allocation (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Fund, Inc.) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 19, 2004


AEGON/Transamerica Series Fund, Inc.                          Annual Report 2003

                 Van Kampen Active International Allocation 22

                                                       Term of
                                  Position(s)        Office and
                                   Held with          Length of
Name, Address and Age                Fund*           Time Served
---------------------------- --------------------- --------------
DIRECTORS
Peter R. Brown                    Chairman,             Indefinite**
11180 6th Street East             Director              From 1986
Treasure Island, FL 33706                               to present
(DOB 5/10/28)
Daniel Calabria                   Director              Indefinite**
7068 S. Shore Drive S.                                  From 2001
South Pasadena, FL 33707                                to present
(DOB 3/05/36)
Janice B. Case                    Director              Indefinite**
205 Palm Island NW                                      From 2001
Clearwater, Florida 33767                               to present
(DOB 9/27/52)
Charles C. Harris                 Director              Indefinite**
2 Seaside Lane #304                                     From 1986
Belleair, FL 33756                                      to present
(DOB 1/15/30)
Leo J. Hill                       Director              Indefinite**
2201 N. Main St.                                        From 2001
Gainesville, Florida 32609                              to present
(DOB 3/27/56)
Russell A. Kimball, Jr.           Director              Indefinite**
1160 Gulf Boulevard                                     From 1986
Clearwater Beach, FL 34630                              to present
(DOB 8/17/44)
Larry N. Norman***                Director              Indefinite**
4333 Edgewood Road NE                                   From 2002
Cedar Rapids, IA 52499                                  to present
(DOB 1/8/53)
Thomas P. O'Neill***              Director              Indefinite**
                                                        2003-present
Brian C. Scott***                 President & Chief     Indefinite**
(DOB 9/29/43)                     Executive Officer     From 2002
                                  and Director          to present
William W. Short, Jr.             Vice Chairman,        Indefinite**
6911 Bryan Dairy Road             Director              From 2000
Suite 210                                               to present
Largo, FL 33777
(DOB 2/25/36)

OFFICERS*
John K. Carter                    Senior Vice           From 1999
(DOB 4/24/61)                     President, General    to present
                                  Counsel & Secretary
Kim D. Day                        Vice President,       From 2003
(DOB 8/2/55)                      Treasurer &           to present
                                  Principal Financial
                                  Officer
--------

*    The business address of each officer is 570 Carillon Parkway, St.
     Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.
** Directors serve an indefinite term until his/her successor is elected or (in some cases) until he/she reaches the mandatory retirement age.
*** May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.


                                                                                                Number
                                                                                               of Funds        Other
                                                                                              in Complex   Directorships
                                                 Principal Occupation(s)                       Overseen       Held by
Name, Address and Age                              During Past 5 Years                       by Director     Director
---------------------------- -------------------------------------------------------------- ------------- --------------
DIRECTORS
Peter R. Brown               Chairman of the Board, Peter Brown Construction                      91            N/A
11180 6th Street East        Company (1963-2000); Vice Chairman & Manager, Fund
Treasure Island, FL 33706    B; Vice Chairman & Director, TIS; Chairman & Trustee,
(DOB 5/10/28)                IDEX; Director, TIF; Rear Admiral (Ret.) U.S. Navy
                             Reserve, Civil Engineer Corps
Daniel Calabria              Director, TIS; Manager, Fund B; Trustee, IDEX; Trustee               90            N/A
7068 S. Shore Drive S.       (1993-present) & President (1993-1995), Florida Tax
South Pasadena, FL 33707     Free Funds
(DOB 3/05/36)
Janice B. Case               Director, TIS; Trustee, IDEX ; Manager, Fund B; Senior               90            N/A
205 Palm Island NW           Vice President (1996-2000), Vice President
Clearwater, Florida 33767    (1990-1996), Director of Customer Service & Marketing
(DOB 9/27/52)                (1987-1990), Florida Power Corporation; Director,
                             Central Vermont Public Service Co. (Audit Committee);
                             Director, Western Electricity Coordinating Council
                             (Chairman, Human Resources and Compensation
                             Committee)
Charles C. Harris            Director TIS; Manager, Fund B; Trustee, IDEX                         90            N/A
2 Seaside Lane #304
Belleair, FL 33756
(DOB 1/15/30)
Leo J. Hill                  Director, TIS; Manager, Fund B; Owner & President,                   90            N/A
2201 N. Main St.             Prestige Automotive Group (2001-present); Market
Gainesville, Florida 32609   President (1997-1998), NationsBank; President & CEO
(DOB 3/27/56)                (1994-1998), Barnett Bank of the Treasure Coast, FL
Russell A. Kimball, Jr.      Director, TIS; Manager, Fund B; Trustee, IDEX; General               90            N/A
1160 Gulf Boulevard          Manager, Sheraton Sand Key Resort (1975-present)
Clearwater Beach, FL 34630
(DOB 8/17/44)
Larry N. Norman***           President & Chairman, Transamerica Life Insurance                    91            N/A
4333 Edgewood Road NE        Company; Director, ATFA; Director, TIS; Director ATIS;
Cedar Rapids, IA 52499       Director, ATFS; Director, ATSF; Manager, Fund B; Director,
(DOB 1/8/53)                 TIF; IDEX Trustees; President, AFSG Securities Corp. (AFSG)
Thomas P. O'Neill***         President, AEGON Financial Services Group, Inc., Financial           90            N/A
                             Institution Division; Director, ATSF; Director, TIS; Trustee,
                             IDEX; Director, National Aquarium of Baltimore
Brian C. Scott***            President & Chief Executive Officer, AEGON/Transamerica              91            N/A
(DOB 9/29/43)                Series Fund, Inc. (ATSF), President & Chief Executive
                             Officer IDEX Mutual Funds (IDEX); Transamerica
                             Occidental's Separate Account Fund B (Fund B),
                             Transamerica Income Shares, Inc. (TIS); President,
                             Transamerica Index Funds, Inc. (TIF); Manager,
                             Transamerica Investment Management, LLC; President,
                             Director & Chief Executive Officer, AEGON/Transamerica
                             Fund Advisers, Inc. (ATFA), AEGON/Transamerica Investor
                             Services, Inc. (ATIS) & AEGON Transamerica Fund
                             Services, Inc. (ATFS); Chief Executive Officer,
                             Transamerica Investors, Inc.; Director, President & Chief
                             Executive Officer, Endeavor Management Co. (2001-2002)
William W. Short, Jr.        Vice Chairman, IDEX; Director, TIS; Manager, Fund B;                 90            N/A
6911 Bryan Dairy Road        President & majority shareholder of Shorts, Inc.;
Suite 210                    Chairman, Southern Apparel Corporation, S.A.S. Apparel
Largo, FL 33777              Corporation and S.A.C. Distributors
(DOB 2/25/36)

OFFICERS*
John K. Carter               General Counsel, Sr. Vice President & Secretary, ATSF,              N/A            N/A
(DOB 4/24/61)                Fund B & TIS; Vice President & Secretary, TIF; Vice
                             President & Senior Counsel, Western Reserve Life
                             Assurance Co. of Ohio ("WRL"); Director, General
                             Counsel, Sr. Vice President & Secretary, ATFA, ATIS &
                             ATFS; Vice President, AFSG; Vice President, Secretary &
                             Anti-Money Laundering Officer, Transamerica Investors,
                             Inc.; Vice President & Counsel (March 1997-May, 1999),
                             Salomon Smith Barney.
Kim D. Day                   Vice President, Treasurer & Principal Financial Officer,            N/A            N/A
(DOB 8/2/55)                 ATSF, TIS, Fund B; Vice President & Treasurer, ATFS,
                             ATFA & ATIS & Transamerica Investors, Inc.; Asst. Vice
                             President, WRL
--------
*    The business address of each officer is 570 Carillon Parkway, St.
     Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.
**   Directors serve an indefinite term until his/her successor is elected or
     (in some cases) until he/she reaches the mandatory retirement age.
***  May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.


A History Of Performance(R)
[LOGO] WRL(R)
INSURANCE o ANNUITIES

Home Office: Columbus, Ohio
Administrative Office Address: P.O. Box
5068 Clearwater, Florida 33758-5068
Distributor: AFSG Securities Corporation www.westernreserve.com
Customer Service: 1-800-851-9777

Item 2: Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f) (1) Registrant has filed this code of ethics as an exhibit pursuant to Item 10(a)(1) of Form N-CSR.


Item 3: Audit Committee Financial Expert.

Registrant's Board of Directors has determined that Peter Brown and William Short are "audit committee financial experts," as such term is defined in Item 3 of Form N-CSR. Mr. Brown and Mr. Short are "independent" under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Brown and Mr. Short as "audit committee financial experts" pursuant to Item 3 of Form N-CSR does not
(i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as members of the Registrant's audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant's audit committee or Board of Directors.


Item 4: Principal Accountant Fees and Services.

                                                       Fiscal Year Ended 12/31
                                                       -----------------------
                                                         2002           2003
                                                         ----           ----
(in thousands)

(a)     Audit Fees                                        456            546
(b)     Audit-related Fees                                 93             25
(c)     Tax Fees                                           44             51
(d)     All Other Fees                                    N/A            N/A
(e)(1)  Pre-approval policy * (see below)
(e)(2)  % of above that were pre-approved                  0%             0%
(f)     If greater than 50%, disclose hours               N/A            N/A
(g)     Non-audit fees rendered to Adviser
        (or affiliate that provided services to
        Registrant)                                       N/A            N/A
(h)     Disclose whether the Audit Committee
        has considered whether the provisions
        of non-audit services rendered to the
        Adviser that were NOT pre-approved is
        Compatible with maintaining the auditor's
        Independence.                                     Yes            Yes

*(e)(1) The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: [Reserved].


Item 6: [Reserved].


Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.


Item 8: [Reserved].


Item 9: Controls and Procedures.

(a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.


Item 10: Exhibits.

(a)(1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
   (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AEGON/Transamerica Series Fund, Inc.
                                       ------------------------------------
                                       (Registrant)

                                       By: /s/ Brian C. Scott
                                           ------------------
                                           President and Chief Executive Officer
                                           Date: March 4, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:   /s/ Brian C. Scott
           ------------------
           President and Chief Executive Officer
           Date: March 4, 2004

     By:   /s/ Kim D. Day
           --------------
           Vice President, Treasurer and Principal Financial Officer
           Date: March 4, 2004

                                  EXHIBIT INDEX

Exhibit No.                      Description of Exhibit
-----------                      ----------------------
10(b)(1)    Code of Ethics for Principal Executive and Senior Financial Officers
10(b)(2)    Section 302 N-CSR Certification of Principal Executive Officer
10(b)(3)    Section 302 N-CSR Certification of Principal Financial Officer
10(b)(4)    Section 906 N-CSR Certification of Principal Executive Officer,
            Principal Financial Officer & General Counsel